             As filed with the Securities and Exchange Commission
                               on July 31, 1998
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]

                        Post-Effective Amendment No. 48            [x]

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]

                               Amendment No. 49                    [x]
                       (Check appropriate box or boxes)
                           ________________________

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[x]   Immediately upon filing pursuant        [_]    on _________ pursuant
      to Rule 485(b), or                             to Rule 485(b)

[_]   60 days after filing pursuant           [_]    on _________ pursuant
     to Rule 485(a)(1), or                           to Rule 485(a)(1)

[_]   75 days after filing pursuant           [_]    on ___________pursuant
      to Rule 485(a)(2), or                          to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 48 (the "Amendment") to the Registration Statement of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement audited financial statements and certain other financial information for the year ended March 31, 1998, for all retail and institutional class shares, as applicable, for the Company's Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Income, California Tax-Free Money Market, California Tax-Free Money Market Trust, Corporate Bond, Diversified Equity Income, Equity Index, Equity Value, Government Money Market, Growth, Index Allocation, International Equity, Money Market, Money Market Trust, National Tax-Free, National Tax-Free Money Market, National Tax-Free Money Market Trust, Oregan Tax-Free, Prime Money Market, Short-Intermediate U.S. Government Income, Small Cap, Strategic Income, Treasury Plus Money Market, and U.S. Government Allocation Funds, and to make certain non-material changes to the prospectuses and statements of additional information for all Funds of the Company, except the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds.

     The Amendment does not affect the Registration Statement for the Company's Short-Term Government Corporate Income Fund or Short-Term Municipal Income Fund prospectuses or SAIs.

                            STAGECOACH FUNDS, INC.
                            ---------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A                Prospectus Captions
------                -------------------
1                     Cover Page
2                     Summary of Expenses
3                     Financial Highlights
                      How to Read the Financial Highlights
4                     General Investment Risks
                      Key Information
                      Organization and Management of the Fund
                      (Name of) Fund
5                     Organization and Management of the Fund
                      Summary of Expenses
6                     Additional Services and Other Information
7                     Additional Services and Other Information
                      Exchanges
                      Your Account
8                     Additional Services and Other Information
                      Exchanges
                      Your Account
9                     Not Applicable


Part B                Statement of Additional Information Captions
------                --------------------------------------------
10                    Cover Page
11                    Table of Contents
12                    Historical Fund Information
13                    Additional Permitted Investment Activities
                      Appendix
                      Investment Restrictions
                      Risk Factors
14                    Management
15                    Management
16                    Fund Expenses
                      Independent Auditors
                      Management
17                    Portfolio Transactions
18                    Capital Stock
                      Other
19                    Additional Purchase and Redemption Information
                      Determination of Net Asset Value
20                    Federal Income Taxes
21                    Management
22                    Performance Calculations
23                    Financial Information

Part C                Other Information
------                -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

August 1, 1998

                                                             STAGECOACH FUNDS/R/
Stagecoach
   Tax-Free Income Funds
Prospectus

Arizona Tax-Free                 Please read this Prospectus and keep it for
Fund                             future reference. It is designed to provide
                                 you with important information and to help you
California Tax-Free              decide if a Fund's goals match your own.
Bond Fund
                                 These securities have not been approved or
California Tax-Free              disapproved by the U.S. Securities and
Income Fund                      Exchange Commission ("SEC"), any state
                                 securities commission or any other regulatory
National Tax-Free                authority, nor have any of these authorities
Fund                             passed upon the accuracy or adequacy of this
                                 Prospectus. Any representation to the contrary
Oregon Tax-Free                  is a criminal offense.
Fund
                                 Fund shares are NOT deposits or other
Institutional Class              obligations of, or issued, endorsed or
                                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
Investment Advisor               Fargo Bank"), or any of its affiliates. Fund
and Administrator:               shares are NOT insured or guaranteed by the
                                 U.S. Government, the Federal Deposit Insurance
Wells Fargo Bank                 Corporation ("FDIC"), the Federal Reserve
                                 Board or any other governmental agency. AN
Investment                       INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
Sub-Advisor:                     INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Wells Capital
Management

Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a fund can be found.

                  Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF          Investment Objective and Investment Policies
ARROW]
                  What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow to find out.
--------------------------------------------------------------------------------

[LOGO OF          Permitted Investments
PERCENTAGE
SIGN]             A summary of the Fund's key permitted investments and
                  practices.
--------------------------------------------------------------------------------

[LOGO OF          Important Risk Factors
EXCLAMATION
POINT]            What are the key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF          Additional Fund Facts
ADDITION
SIGN]             Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?
Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969. The Statement of Additional Information and other information for the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents


                           Key Information                                  4

                           Summary of Expenses                              6
--------------------------------------------------------------------------------

The Funds                  Arizona Tax-Free Fund                            8

This section contains      California Tax-Free Bond Fund                   12
important information
about the individual       California Tax-Free Income Fund                 16
Funds.
                           National Tax-Free Fund                          20

                           Oregon Tax-Free Fund                            24

                           General Investment Risks                        28
--------------------------------------------------------------------------------

Your Account               Your Fund Account                               32

Turn to this section       How to Buy Shares                               33
for information on how
to open and maintain       How to Sell Shares                              34
your account, including
how to buy, sell and       Exchanges                                       35
exchange Fund shares.
                           Other Information                               36
--------------------------------------------------------------------------------

Reference                  Organization and

Look here for details       Management of the Funds                        40
on organization
of the Funds and           How to Read the Financial Highlights            44
term definitions.
                           Glossary                                        46

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Tax-Free Income Funds

The Funds described in this Prospectus invest primarily in municipal obligations and seek monthly income free of federal, and in some cases, state income taxes. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 . you are looking for tax-free income or you are in a high-tax bracket and wish to reduce you tax liability;

 . you are looking for monthly income;

 . you are looking for more stability of principal than equity funds typically provide; and

 . you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 .  you are unwilling to accept the risk that you may lose the money you invest;

 . you are unwilling to accept the risks of investing in the bond markets; or . you are seeking aggressive long-term total return.

What are Institutional shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes.
A prospectus for additional shares classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Funds to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.



4  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Tax-Free Funds

Tax-Free Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Alternative Minimum Tax

You may be subject to the Alternative Minimum Tax (AMT) on your tax-free distributions. Please check with a tax advisor if you are uncertain as to whether or not this might apply to you.

Key Terms

The term "municipal obligations" is used in this Prospectus to refer to a broad variety of fixed-income and variable-rate securities issued by or on behalf of the states, territories and possessions of the U. S. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificates of Deposit or a Banker's Acceptance.

Dividends

We pay dividends, if any, monthly; and distribute capital gains, if any, at least annually.

                                   Stagecoach Tax-Free Income Funds Prospectus 5

Tax-Free Funds                                               Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.

                              Arizona  California  California  National  Oregon
                             Tax-Free  Tax-Free    Tax-Free   Tax-Free  Tax-Free
                                         Bond       Income
--------------------------------------------------------------------------------
 Maximum sales charge on a
  purchase                     None      None        None       None      None
--------------------------------------------------------------------------------
 Maximum sales charge on
  reinvested dividends         None      None        None       None      None
--------------------------------------------------------------------------------
 Maximum sales charge on
  Redemptions                  None      None        None       None      None
--------------------------------------------------------------------------------
 Exchange fees                 None      None        None       None      None
--------------------------------------------------------------------------------
================================================================================
ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Annual Fund Operating Expenses reflect amounts paid by each Fund during  the prior fiscal period. In some cases they have been estimated or restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                              Arizona  California  California  National  Oregon
                             Tax-Free  Tax-Free    Tax-Free   Tax-Free  Tax-Free
                                         Bond       Income
--------------------------------------------------------------------------------
 Management fee
 (after waivers)           0.15%        0.50%        0.15%      0.15%      0.15%
--------------------------------------------------------------------------------
 Other expenses
 (after waivers or
  reimbursements)          0.57%        0.27%        0.57%      0.61%      0.57%
--------------------------------------------------------------------------------
 Total Fund Operating
  Expenses
 (after waivers or
   reimbursements)         0.72%        0.77%        0.72%      0.76%      0.72%
--------------------------------------------------------------------------------
 Management fee
 (before waivers)          0.50%        0.50%        0.50%      0.50%      0.50%
--------------------------------------------------------------------------------
 Other expenses
 (before waivers or
  reimbursements)          1.05%        0.42%        0.67%      1.42%      0.77%
--------------------------------------------------------------------------------
 Total Fund Operating
  Expenses
 (before waivers or
  reimbursements)          1.55%        0.92%        1.17%      1.92%      1.27%
--------------------------------------------------------------------------------

6  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 You would pay the
 following expenses on
 a $1,000 investment          Arizona  California  California  National  Oregon
 assuming a 5% annual        Tax-Free  Tax-Free    Tax-Free   Tax-Free  Tax-Free
 return and that you                     Bond       Income
 redeem your shares
 at the end  of each
 period.
--------------------------------------------------------------------------------
 1 year                       $   7      $   8      $   7      $   8   $      7
--------------------------------------------------------------------------------
 3 years                      $  23      $  25      $  23      $  24   $     23
--------------------------------------------------------------------------------
 5 years                      $  40      $  43      $  40      $  42   $     40
--------------------------------------------------------------------------------
 10 years                     $  89      $  95      $  89      $  94   $     89
--------------------------------------------------------------------------------


                                   Stagecoach Tax-Free Income Funds Prospectus 7

Arizona Tax-Free Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Mary Gail Walton (since 2/97)

                          Stephen Galiani (since 12/97)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The Arizona Tax-Free Fund seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

               Investment Policies

               We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

               . at least 65% of our assets in municipal obligations that pay interest exempt from Arizona personal income tax; and

               . in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.


8  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment choice.

               The Fund is considered non-diversified according to the Investment Company Act of 1940 (the "1940 Act"). The majority of the issuers of the securities in the Fund's portfolio are located within Arizona. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Distribution income earned may be subject to the federal
               alternative minimum tax.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                   Stagecoach Tax-Free Income Funds Prospectus 9

Arizona Tax-Free Fund                                       Financial Highlights

See "Historical Fund Information" on page 37.

                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                              INSTITUTIONAL CLASS SHARES --              INVESTOR SHARES
                                              COMMENCED ON OCTOBER 1, 1995
                                              --------------------------------------------------------------------------------------
                                                Mar. 31,        Mar. 31,          Sept. 30,        Sept. 30,        May 31,
For the period ended:                           1998/1/         1997/1/            1996/2/          1995/3/          1995
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 10.44         $ 10.44             $ 10.71         $ 10.68         $ 10.48
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                            0.49            0.25                0.49            0.17            0.51
  Net realized and unrealized gain (loss)
   on investments                                  0.54            0.00               (0.10)           0.06            0.23
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                  1.03            0.25                0.39            0.23            0.74
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income            (0.49)          (0.25)              (0.49)          (0.20)          (0.53)
  Distributions from net realized gain            (0.20)           0.00               (0.17)           0.00           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                         (0.69)          (0.25)              (0.66)          (0.20)          (0.54)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $ 10.78         $ 10.44             $ 10.44         $ 10.71         $ 10.68
------------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     9.99%           2.38%               3.74%         6.55%/4/          7.35%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)              $12,029         $14,349             $15,577         $24,622         $24,581
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net assets          0.44%           0.40%               0.48%           0.45%           0.40%
  Ratio of net investment income to
   average net assets                              4.52%           4.73%               4.63%           4.73%           4.89%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                 127%             77%                 42%             62%             14%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets
  prior
  to waived fees and reimbursed expenses           1.55%           1.50%               1.20%           1.35%           1.13%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
  net assets prior to waived fees and
   reimbursed expenses                             3.41%           3.63%               3.91%           3.83%           4.16%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                        1997                 1996            1995
====================================================================================================================================
 Returns for other share classes may vary due                     8.92%                3.66%          13.77%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads, are not a guarantee of
 future performance, and have not been audited.
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from September 30 to March 31.
/2/  The Fund changed Investment Advisor during this fiscal year.
/3/  The Fund changed its fiscal year-end from May 31 to September 30.
/4/  Annualized
/5/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class Shares.


10  Stagecoach Tax-Free Income Funds Prospectus

Arizona Tax-Free Fund                                       Financial Highlights

See "Historical Fund Information" on page 37.

                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                              INSTITUTIONAL CLASS SHARES --              INVESTOR SHARES
                                              COMMENCED ON OCTOBER 1, 1995
                                              --------------------------------------------------------------------------------------
                                                                                May 31,        May 31,          May 31,
For the period ended:                                                            1994           1993             1992
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $10.64        $10.09          $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                                            0.50          0.49            0.09
  Net realized and unrealized gain (loss)
   on investments                                                                 (0.15)         0.55            0.08
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.35          1.04            0.17
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                                             (0.50)        (0.49)          (0.08)
 Distributions from net realized gain                                             (0.01)         0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions                                                          (0.51)        (0.49)          (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.48     $   10.64        $  10.09
------------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                                      3.28%        10.50%           7.02%/4/
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)                                               $25,153     $  22,430        $  4,690
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
 (annualized):
 Ratio of expenses to average net assets                                           0.31%         0.20%           0.68%
 Ratio of net investment income to
  average net assets                                                               4.72%         4.98%           4.32%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                   28%            4%              0%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 prior
 to waived fees and reimbursed expenses                                            1.00%         1.18%           2.08%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets prior to waived fees and
  reimbursed expenses                                                              4.03%         4.00%           2.92%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                                         1994           1993
====================================================================================================================================
 Returns for other share classes may vary due                                       -3.30%       10.55%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads, are not a guarantee of
 future performance, and have not been audited.
------------------------------------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from September 30 to March 31.
/2/  The Fund changed Investment Advisor during this fiscal year.
/3/  The Fund changed its fiscal year-end from May 31 to September 30.
/4/  Annualized
/5/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class Shares.


                                 Stagecoach Tax-Free Income Funds Prospectus  11

California Tax-Free Bond Fund
--------------------------------------------------------------------------------

               Portfolio Managers:   David Klug (since 1/92)

                                     Laura Milner (since 9/96)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term investment-grade municipal securities.

               Investment Policies

               We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

               . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax; and

               . in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


12  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment decision.

               The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Distribution income earned may be subject to the federal
               alternative minimum tax.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                  Stagecoach Tax-Free Income Funds Prospectus 13

California Tax-Free Bond Fund                               Financial Highlights

See "Historical Fund Information" on page 37.

                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

================================================================================
FOR A SHARE OUTSTANDING
================================================================================
                                                        INSTITUTIONAL
                                                        SHARES -- COMMENCED
                                                        ON DECEMBER 15, 1997
--------------------------------------------------------------------------------
For the period ended:                                       Dec. 31, 1997
--------------------------------------------------------------------------------
 Net asset value,
  beginning of period                                       $  11.32
--------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income
   (loss)                                                       0.03
  Net realized and
   unrealized gain (loss)
  on investments                                                0.03
--------------------------------------------------------------------------------
 Total from investment
  operations                                                    0.06
--------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                                           (0.03)
  Distributions from net
   realized gain                                                0.00
--------------------------------------------------------------------------------
 Total from distributions:                                     (0.03)
--------------------------------------------------------------------------------
 Net asset value, end of
  period                                                     $ 11.35
--------------------------------------------------------------------------------
 Total return/1/                                                0.49%
--------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)                                             $84,113
--------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized)
  Ratios of expenses to
   average net assets                                           0.63%
--------------------------------------------------------------------------------
  Ratio of net investment
   income to average
    net assets                                                  4.79%
--------------------------------------------------------------------------------
 Portfolio turnover                                               12%
--------------------------------------------------------------------------------
 Ratio of expenses to average
  net assets prior to waived fees
  and reimbursed expenses                                       0.92%
--------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior
  to waived fees and
   reimbursed expenses                                          4.50%
--------------------------------------------------------------------------------
================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                      1997
================================================================================
Returns for other share classes may vary                       0.49%
due to different fees and expenses. This
return reflects fee waivers and
reimbursements, does not reflect sales
loads, is not a guarantee of future
performance and has not been audited.
--------------------------------------------------------------------------------

/1/ Total return information is for period beginning at commencement of operations and is not annualized.


14  Stagecoach Tax-Free Income Funds Prospectus

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--------------------------------------------------------------------------------



                                  Stagecoach Tax-Free Income Funds Prospectus 15

California Tax-Free Income Fund
--------------------------------------------------------------------------------

               Portfolio Managers:  Laura Milner (since 11/92)

                                     David Klug (since 12/97)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The California Tax-Free Income Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital.

               Investment Policies

               We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

               . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax; and

               . in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.


16  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment choice.

               The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Distribution income earned may be subject to the federal
               alternative minimum tax.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.




                                  Stagecoach Tax-Free Income Funds Prospectus 17

California Tax-Free Income Fund                             Financial Highlights

See "Historical Fund Information" on page 37.

                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

================================================================================
FOR A SHARE OUTSTANDING
================================================================================
                                              INSTITUTIONAL CLASS SHARES --
                                              COMMENCED ON OCTOBER 1, 1995
                                              ----------------------------------
                                                March 31,   March 31,  Sept. 30,
For the period ended:                             1998      1997/1/    1996/2/
--------------------------------------------------------------------------------
 Net asset value, beginning of period             $10.11    $10.10     $ 10.06
--------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                      0.39      0.19        0.02
  Net realized and unrealized gain (loss)
   on investments                                   0.19      0.01        0.04
--------------------------------------------------------------------------------
 Total from investment operations                   0.58      0.20        0.06
--------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.39)    (0.19)      (0.02)
  Distributions from net realized gain             (0.03)     0.00        0.00
-------------------------------------------------------------------------------
 Total from distributions                          (0.42)    (0.19)      (0.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                   $10.27    $10.11     $ 10.10
--------------------------------------------------------------------------------
 Total return (not annualized)                      5.91%     2.00%       0.60%
--------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                $7,069    $7,061     $10,066
--------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           0.62%     0.60%       0.55%
  Ratio of net investment income to
   average net assets                               3.84%     3.73%       3.06%
--------------------------------------------------------------------------------
 Portfolio turnover                                   88%       14%         48%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses               1.17%     1.05%       0.92%
--------------------------------------------------------------------------------
 Ratio of net investment income to average
  net assets prior to waived fees and reimbursed    3.29%     3.28%       2.69%
  expenses
--------------------------------------------------------------------------------
================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                    1997        1996
================================================================================
Returns for other share classes may vary                      5.09%       3.89%
due to different fees and expenses. This
return reflect fee waivers and
reimbursements, does not reflect sales
loads, is not a guarantee of future
performance and has not been audited./3/
--------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30. /3/ For the period prior to September 6, 1996, this figure reflects the performance and expenses of the Fund's Class A shares.


18  Stagecoach Tax-Free Income Funds Prospectus

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--------------------------------------------------------------------------------



                                  Stagecoach Tax-Free Income Funds Prospectus 19

National Tax-Free Fund
--------------------------------------------------------------------------------

               Portfolio Managers:  Stephen Galiani (since 12/97)

                                    Mary Gail Walton (since 2/97)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The National Tax-Free Fund seeks to provide investors with income exempt from federal income tax.

               Investment Policies

               We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions, including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax; and

               . in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


20  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. The are both important to your investment choice.

               The Fund is considered non-diversified according to the 1940 Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Distribution income earned may be subject to the federal
               alternative minimum tax.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                  Stagecoach Tax-Free Income Funds Prospectus 21

National Tax-Free Fund                                      Financial Highlights

See "Historical Fund Information" on page 37.
                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                              INSTITUTIONAL CLASS SHARES --              INVESTOR SHARES
                                              COMMENCED ON OCTOBER 1, 1995
                                              --------------------------------------------------------------------------------------
                                                      March 31,       March 31,         Sept. 30,        Sept. 30,
For the period ended:                                  1998/1/         1997/1/            1996/2/          1995/3/
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $15.17         $ 15.24            $15.34         $ 15.28
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                   0.76            0.37              0.71            0.24
  Net realized and unrealized gain (loss)
   on investments                                         0.81           (0.07)            (0.10)           0.08
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                         1.57            0.30              0.61            0.32
 Less distributions:
  Dividends from net investment income                   (0.76)          (0.37)            (0.71)          (0.26)
  Distributions from net realized gain                   (0.06)           0.00              0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                                (0.82)          (0.37)            (0.71)          (0.26)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $15.92         $ 15.17            $15.24         $ 15.34
------------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                           10.51%         1.95%5              4.04%           6.53%/4/
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                      $7,654         $ 7,354            $7,132         $14,305
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                 0.42%           0.35%             0.36%           0.35%
  Ratio of net investment income to
   average net assets                                     4.82%           4.82%             4.66%           4.65%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                         78%             86%               73%             86%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                     1.92%           2.03%             1.45%           1.85%
 Ratio of net investment income to average
  net assets prior to waived fees and reimbursed
  expenses (loss)                                         3.32%           3.14%             3.57%           3.15%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                                 1997              1996           1995
====================================================================================================================================
 Returns for other share classes may vary due                              8.99%              3.28%         14.53%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads, are not a guarantee of
 future performance, and have not been audited./5/
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed Investment Advisors during this fiscal year.
/3/ The Fund changed its fiscal year-end from May 31 to September 30.
/4/ Annualized.
/5/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class shares.


22  Stagecoach Tax-Free Income Funds Prospectus

National Tax-Free Fund                                      Financial Highlights

See "Historical Fund Information" on page 37.
                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                              INSTITUTIONAL CLASS SHARES --              INVESTOR SHARES
                                              COMMENCED ON OCTOBER 1, 1995
                                              --------------------------------------------------------------------------------------
                                                                           May 31,        May 31,        May 31,
For the period ended:                                                       1995           1994           1993
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                       $ 14.98       $ 15.17        $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                                        0.68          0.64           0.17
  Net realized and unrealized gain (loss)
   on investments                                                              0.32         (0.17)          0.15
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                              1.00          0.47           0.32
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                                        (0.70)        (0.64)         (0.15)
  Distributions from net realized gain                                         0.00         (0.02)          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                                                     (0.70)        (0.66)         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                             $ 15.28       $ 14.98        $ 15.17
------------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                                                 6.97%         3.07%          5.65%/4/
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                                          $14,458       $13,600        $ 7,457
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                      0.35%         0.27%          0.25%
  Ratio of net investment income to
   average net assets                                                          4.59%         4.29%          3.88%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                                              23%           19%            18%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                          1.51%         1.58%          1.99%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
  net assets prior to waived fees and reimbursed                               3.43%         2.99%          2.14%
  expenses (loss)
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                                     1994
====================================================================================================================================
 Returns for other share classes may vary due                                 -4.33%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads, are not a guarantee of
 future performance, and have not been audited./5/
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed Investment Advisors during this fiscal year.
/3/ The Fund changed its fiscal year-end from May 31 to September 30.
/4/ Annualized.
/5/ For periods prior to October 1, 1995, these figures reflect the performance and expenses of the Investor Class shares.


                                  Stagecoach Tax-Free Income Funds Prospectus 23

Oregon Tax-Free Fund
--------------------------------------------------------------------------------

               Portfolio Managers:  Mary Gail Walton (since 12/97)

                                    Stephen Galiani (since 12/97)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The Oregon Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax.

               Investment Policies

               We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

               . at least 65% of our assets in municipal obligations that pay interest exempt from Oregon personal income tax; and

               . in municipal obligations rated in the four highest credit categories by a nationally recognized ratings organization.



24  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, and may invest up to 20% of our assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are both important to your investment choice.

               The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Distribution income earned may be subject to the federal
               alternative minimum tax.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                  Stagecoach Tax-Free Income Funds Prospectus 25

Oregon Tax-Free Fund                                        Financial Highlights

See "Historical Fund Information" on page 37.

                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                              INSTITUTIONAL CLASS SHARES --              INVESTOR SHARES
                              COMMENCED ON OCTOBER 1, 1995
                              ------------------------------------------------------------------------------------------------------
                               March 31,       March 31,         Sept. 30,        Sept. 30,     May 31,     May 31,
For the period ended:            1998          1997/1/            1996/2/          1995/3/       1995        1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period            $16.28          $16.42            $16.38          $ 16.47      $ 16.17      $ 16.79
------------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income            0.79            0.39              0.72             0.28         0.82         0.84
 Net realized and
  unrealized gain (loss)
  on investments                  0.82           (0.11)             0.04            (0.08)        0.39        (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                       1.61            0.28              0.76             0.20         1.21         0.41
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income              (0.79)          (0.39)            (0.72)           (0.29)       (0.87)       (0.82)
 Distributions from net
  realized gain                  (0.29)          (0.03)             0.00             0.00        (0.04)       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions         (1.08)          (0.42)            (0.72)           (0.29)       (0.91)       (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                         $16.81          $16.28            $16.42          $ 16.38      $ 16.47      $ 16.17
------------------------------------------------------------------------------------------------------------------------------------
Total return (not
 annualized)                     10.08%           1.69%             5.13%            3.67%/4/     7.92%        2.33%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period (000s)                 $7,635          $8,175            $8,512          $50,077      $52,245      $53,846
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized):
 Ratio of expenses to
  average net assets              0.43%           0.40%             0.63%            0.70%        0.70%        0.62%
 Ratio of net investment
  income to
  average net assets              4.72%           4.72%             4.41%            5.01%        5.19%        4.90%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                  82%             90%               27%              57%          15%          22%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets prior
 to waived fees and
  reimbursed expenses             1.27%           1.24%             0.93%            1.01%        0.90%        0.84%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average
 net assets prior to
  waived fees and
  reimbursed                      3.88%           3.88%             4.11%            4.70%        4.99%        4.69%
 expenses
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS          1997             1996             1995        1994          1993
====================================================================================================================================
 Returns for other share classes may vary due       8.82%            3.45%           15.84%      -6.49%        12.38%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads, are not a guarantee of
 future performance, and have not been audited./5/
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisors.
/3/ The Fund changed its fiscal year-end from May 31 to September 30. /4/ Annualized.
/5/ For periods prior to September 6, 1996, these figures reflect the performance and expenses of the Investor Class shares.


26  Stagecoach Tax-Free Income Funds Prospectus

Oregon Tax-Free Fund                                        Financial Highlights

See "Historical Fund Information" on page 37.
                          See "How to Read the Financial Highlights" on page 44.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                              INSTITUTIONAL CLASS SHARES --              INVESTOR SHARES
                              COMMENCED ON OCTOBER 1, 1995
                              ------------------------------------------------------------------------------------------------------
                                                     May 31,      May 31,     May 31,    May 31,    May 31,
For the period ended:                                  1993        1992        1991       1990       1989
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                                 $ 16.07     $ 15.74      $ 15.27    $15.35   $  15.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income                                  0.86        0.91         0.94      0.93       0.93
 Net realized and
  unrealized gain (loss)
  on investments                                        0.76        0.38         0.47     (0.06)      0.31
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                                             1.62        1.29         1.41      0.87       1.24
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income                                    (0.86)      (0.92)       (0.94)    (0.93)     (0.89)
 Distributions from net
  realized gain                                        (0.04)      (0.04)        0.00     (0.02)      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions                               (0.90)      (0.96)       (0.94)    (0.95)     (0.89)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                                              $ 16.79     $ 16.07      $ 15.74    $15.27   $  15.35
------------------------------------------------------------------------------------------------------------------------------------
Total return (not
 annualized)                                           10.36%       8.45%        9.58%     5.80%      8.55%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period (000s)                                      $45,435     $25,002      $14,607    $7,550   $  3,175
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
 assets (annualized):
 Ratio of expenses to
  average net assets                                    0.60%       0.60%        0.55%     0.50%      0.50%
 Ratio of net investment
  income to
  average net assets                                    5.34%       5.81%        6.27%     6.26%      6.64%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         6%         17%          23%       94%         9%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets prior
 to waived fees and
  reimbursed expenses                                   0.91%       0.98%        1.03%     1.35%      3.29%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average
 net assets prior to
  waived fees and
  reimbursed                                            5.03%       5.43%        5.79%     5.41%      3.85%
 expenses
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS             1992          1991         1990       1989
====================================================================================================================================
 Returns for other share classes may vary due          8.03%        10.57%        6.02%      8.25%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads, are not a guarantee of
 future performance, and have not been audited./5/
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisors.
/3/ The Fund changed its fiscal year-end from May 31 to September 30. /4/ Annualized.
/5/ For periods prior to September 6, 1996, these figures reflect the performance and expenses of the Investor Class shares.

                                  Stagecoach Tax-Free Income Funds Prospectus 27

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 .  Unlike bank deposits such as CDs or savings accounts, mutual funds are   not
   insured by the FDIC.
 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as an Institution or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to interest rate risk. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of securities, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government


28 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

   obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

 . Each Fund may continue to hold debt securities that cease to be rated by a nationally recognized ratings organization or whose ratings fall below the levels generally permitted for such Fund, provided Wells Fargo Bank continues to believe that holding the security is in the best interests of the Fund. Unrated or downgraded securities may be more susceptible to credit and interest rate risks than investment grade securities.

 . The Funds may also use certain derivative securities such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.


                                 Stagecoach Tax-Free Income Funds Prospectus  29

General Investment Risks
--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risk by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

    ============================================================================
    Investment Practice/Risk

    The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

    The Investment Objectives described for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds are not fundamental and may be changed without approval by a vote of a majority of the respective Fund's shareholders. The Investment Objectives described for the California Tax-Free Bond and Tax-Free Income Funds are Fundamental and cannot be changed without approval by a vote of a majority of the respective Fund's shareholders.

    Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees. In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional discussion information about the investment practices and risks particular to each Fund.

    Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
    ============================================================================


30 Stagecoach Tax-Free Income Funds Prospectus

                                                                            ARIZONA   CA TAX-FREE  CA TAX-FREE   NATIONAL  OREGON
                                                                            TAX-FREE     BOND        INCOME      TAX-FREE  TAX-FREE
===================================================================================================================================
INVESTMENT PRACTICE:                              RISK:
===================================================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are          Interest Rate and             .           .            .          .         .
adjusted either on a schedule or when an          Credit Risk
index or benchmark changes.
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a            Credit and                    .           .            .          .         .
security agrees to buy back as security           Counter-Party Risk
at an agreed upon time and price, usually
with interest.
-----------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of             Market Risk                   .           .            .          .         .
another mutual fund.  A pro rata
portion of the other fund's expenses, in
addition to the expenses paid by the Fund,
will be borne by Fund shareholders.
-----------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS
When Issued-Securities and Delayed                Interest Rate, Credit         .           .            .          .         .
Delivery Transactions--Securities bought          and Experience Risk
or sold for delivery at a later date or
sold for a fixed price at a fixed date.
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES
Securities mortgage consisting of undivided       Interest Rate, Credit,        .           .            .          .         .
fractional interests in pools or mortgages,       Experience and Extension
consumer loans, such as car loans or credit       Risk
card debt or receivables held in trust.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold,           Liquidity Risk                .           .            .          .         .
or cannot be readily sold without negatively
affecting its fair value. Limited to 15% of
assets for all but the California Tax-Free Bond
Fund, which has limit of 10%.
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACTIVITY BONDS
A bond with interest subject to the               Interest Rate, Credit         .           .            .          .         .
alternative minimum tax. (Limited to 20%          and Experience Risk
of assets.)
-----------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of            Leverage Risk                 .           .            .          .         .
10% of assets from banks for temporary
purposes to meet shareholder redemptions.
-----------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities in             Credit, Counter-Party         .           .            .          .         .
brokers, dealers and financial institutions       and Leverage Risk
to increase return on those securities.
Loans may be made in accordance with
existing investment policies. Limited to 30% of
total assets for the Oregon, Arizona and
National Tax-Free Funds, 33 1/2% for the
other Funds.
-----------------------------------------------------------------------------------------------------------------------------------



                                 Stagecoach Tax-Free Income Funds Prospectus  31

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

 . Minimum, initial and subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generally:

   .  $1,000,000 per Fund minimum initial investment; and

   .  $25,000 per Fund for all investments after your first.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual or Semi-Annual Reports. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM (Pacific time).

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . Purchase orders and payments must be received in proper form by an Institution by 1:00 PM (Pacific time) on any business day to be processed on that day. Payment for a purchase order may be made by the Institution in funds available to us no later than the next business day. If such payment is not received, the order will be cancelled and the Institution will be responsible for any loss.

 . We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.



32 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


                                 Stagecoach Tax-Free Income Funds Prospectus  33

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes For Selling Shares

 . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 P.M. (Pacific time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


34 Stagecoach Tax-Free Income Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .  You may make exchanges only between like share classes.


                                 Stagecoach Tax-Free Income Funds Prospectus  35

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid. Distributions have the effect of reducing NAV per share by the amount distributed. Accordingly, distributions on newly purchased shares represent in substance a return of capital, even though all or a portion of such distributions may be taxable to you.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax. A substantial portion of such dividends distributed by the Arizona Tax-Free Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund and the Oregon Tax-Free Fund to noncorporate shareholders will also be exempt from the respective state's income tax. Dividends attributable to a Fund's income from other investments and net short-term capital gain will be taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation

Your redemptions and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your



36 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

Historical Fund Information

Arizona Tax-Free Fund-- The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds, on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica portfolio. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

California Tax-Free Bond Fund-- On December 12, 1997, the Overland Express California Tax-Free Bond Fund was reorganized as the California Tax-Free Bond Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity. The Overland Fund did not offer Institutional Class shares. The Financial Highlights for Institutional Class shares reflect prior performance of the Stagecoach Institutional Class shares and are no longer part of the Fund's financial statements.

National Tax-Free Fund-- The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica portfolio. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Oregon Tax-Free Fund-- The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorgani-



                                 Stagecoach Tax-Free Income Funds Prospectus  37

Other Information
--------------------------------------------------------------------------------

zation as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. (FICM) assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica portfolio. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- The Institutions mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.


38 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.




                                 Stagecoach Tax-Free Income Funds Prospectus  39

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized and the companies that perform different services and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA
 Markets the Funds,    Manages the Funds'   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Funds' business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                            INVESTMENT SUB-ADVISOR
================================================================================
           Wells Fargo Bank, 525 Market St., San Francisco, CA
                Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
      INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,            Wells Fargo Bank 525 Market St.,
San Francisco, CA                            San Francisco, CA
Manages the Funds' investment activities     Provides safekeeping for the
                                             Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.



40 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the investment advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal period ended March 31, 1998:

--------------------------------------------------------------------------------
 Arizona Tax-Free Fund                                          .15%
--------------------------------------------------------------------------------
 California Tax-Free Bond Fund                                  .50%
--------------------------------------------------------------------------------
 California Tax-Free Income Fund                                .15%
--------------------------------------------------------------------------------
 National Tax-Free Fund                                         .15%
--------------------------------------------------------------------------------
 Oregon Tax-Free Fund                                           .15%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank N.A. .15% of each Fund's assets up to the first $400 million, .125% of the next $400 million in assets, and .10% of all assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 per Fund for its services. This minimum annual fee payable to WCM does not increase the advisory fees paid by each Fund to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator.



                                 Stagecoach Tax-Free Income Funds Prospectus  41

Organization and Management of the Funds
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares.

We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Institutional Class of each Fund pays the following:

--------------------------------------------------------------------------------
 Arizona Tax-Free Fund                                               .25%
--------------------------------------------------------------------------------
 California Tax-Free Bond Fund                                       .25%
--------------------------------------------------------------------------------
 California Tax-Free Income Fund                                     .25%
--------------------------------------------------------------------------------
 National Tax-Free Fund                                              .25%
--------------------------------------------------------------------------------
 Oregon Tax-Free Fund                                                .25%
--------------------------------------------------------------------------------


42 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Stephen Galiani

   Manager  Tax-Exempt Securities

   Joined Wells Fargo Bank in 1997, worked for Qualivest Capital Management, Portland, Oregon as a Senior Portfolio Manager from May 1995 until May 1997, and was president and portfolio manager of Galiani Asset Management Corp. from March 1990 until May 1995.

 .  David Klug

   Senior Tax-Exempt Specialist

   With Wells Fargo Bank for over 15 years.

 .  Laura Milner

   Senior Tax-Exempt Specialist

   With Wells Fargo Bank for over 10 years.

 .  Mary Gail Walton

   Senior Tax-Exempt Specialist

   Joined Wells Fargo Bank after the merger with First Interstate Bank, where she had worked since 1991.


                                 Stagecoach Tax-Free Income Funds Prospectus  43

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there is a chart showing important financial information about the Fund. The chart is called the "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which the Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Institutional Shares Calendar Year Returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.




44 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.



                                 Stagecoach Tax-Free Income Funds Prospectus  45

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.




46 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Investment Grade

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Municipal Obligations

We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term), except that the California Tax-Free Income Fund invests primarily in securities with remaining maturities of less than 2 years or 2 to 10 years.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "Diversified" in this Glossary.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.



                                 Stagecoach Tax-Free Income Funds Prospectus  47

Glossary
--------------------------------------------------------------------------------

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity

The average remaining maturity for the debt securities in a portfolio on a dollar-for-dollar basis.




48 Stagecoach Tax-Free Income Funds Prospectus

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--------------------------------------------------------------------------------

This page intentionally left blank
--------------------------------------------------------------------------------

STAGECOACH FUNDS/TM/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        =======================================================================
        STAGECOACH FUNDS:
        -----------------------------------------------------------------------
        . are NOT insured by the FDIC
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
        . involve investment risk, including possible loss of principal.
        =======================================================================

[LOGO OF RECYCLED PAPER]                                        SC TFIP (8/98)
Printed On Recycled Paper

August 1, 1998


                                                   STAGECOACH FUNDS(R)


Stagecoach
     Tax-Free Income Funds
Prospectus

Arizona Tax-Free Fund            Please read this Prospectus and keep it for
                                 future reference. It is designed to provide
California Tax-Free              you with important information and to help
Bond Fund                        you decide if a Fund's goals match your own.


California Tax-Free
   Income Fund                   These securities have not been approved or
                                 disapproved by the U.S. Securities and Exchange
National Tax-Free                Commission ("SEC"), any state securities
Fund                             commission or any other regulatory authority,
                                 nor have any of these authorities passed upon
Oregon Tax-Free Fund             the accuracy or adequacy of this Prospectus.
                                 Any representation to the contrary is a
Class A, Class B and             criminal offense.
Class C

Investment Advisor and           Fund shares are NOT deposits or other
Administrator:                   obligations of, or issued, endorsed or
                                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
Wells Fargo Bank                 Fargo Bank"), or any of its affiliates. Fund
                                 shares are NOT insured or guaranteed by the
Investment                       U.S. Government, the Federal Deposit Insurance
Sub-Advisor:                     Corporation ("FDIC"), the Federal Reserve
                                 Board or any other governmental agency. AN
Wells Capital Management         INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
                                 INCLUDING POSSIBLE LOSS OF PRINCIPAL.
Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a fund can be found.

               Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective and Investment Policies What is the Fund
ARROW]         trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this
               Prospectus? Look for the arrow to find out.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         What are the key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is available on the SEC's web site (http://www.sec.gov).

Table of Contents

                              Key Information                            4

                              Summary of Expenses                        6

--------------------------------------------------------------------------------

The Funds                     Arizona Tax-Free Fund                     10

This section contains         California Tax-Free Bond Fund             14
important information
about the individual          California Tax-Free Income Fund           20
Funds.
                              National Tax-Free Fund                    24

                              Oregon Tax-Free Fund                      28

                              General Investment Risks                  33

--------------------------------------------------------------------------------

Your Account                  A Choice of Share Classes                 37

Turn to this section for
information on how to         Reduced Sales Charges                     40
open and maintain
your account, including       Your Account                              44
how to buy, sell and
exchange Fund shares.         How to Buy Shares                         46

                              Selling Shares                            47

                              Exchanges                                 49

                              Additional Services and

                               Other Information                        50

--------------------------------------------------------------------------------

Reference                     Organization and

Look here for details          Management of the Funds                  55
on organization
of the Funds and              How to Read the Financial Highlights      59
term definitions.
                              Glossary                                  61

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Tax-Free Income Funds

The Funds described in this Prospectus invest primarily in municipal debt securities and seek monthly income free of federal, and in some cases, state income taxes. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 . you are looking for tax-free income or you are in a high-tax bracket and wish to reduce you tax liability;

 .  you are looking for monthly income;

 . you are looking for more stability of principal than equity funds typically provide; and

 . you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose the money you invest;

 .  you are unwilling to accept the risks of investing in the bond markets; or

 .  you are seeking aggressive long-term total return.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Funds to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

4  Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Tax-Free

Tax-Free Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Alternative Minimum Tax

You may be subject to the Alternative Minimum Tax (AMT) on your tax-free distributions. Please check with a tax advisor if you are uncertain as to whether or not this might apply to you.

Key Terms

The term "municipal obligations" is used in this Prospectus to refer to a broad variety of fixed-income and variable-rate securities issued by or on behalf of the states, territories and possessions of the U.S. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance.

Dividends

We pay dividends, if any, monthly, and distribute capital gains, if any, at least annually.

                                  Stagecoach Tax-Free Income Funds Prospectus  5

Tax-Free Funds               Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
   SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
   These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------

                                               Arizona Tax-Free   California Tax-Free Bond    CA Tax-Free
                                                                                                Income
                                              -----------------------------------------------------------
                                                CLASS A   CLASS B    CLASS A  CLASS B CLASS C   CLASS A
---------------------------------------------------------------------------------------------------------
   Maximum sales charge on a purchase
     (as a percentage of offering price)          4.50%     None      4.50%    None    None      3.00%
---------------------------------------------------------------------------------------------------------
   Maximum sales charge on reinvested
     dividends                                    None      None      None     None    None      None
---------------------------------------------------------------------------------------------------------
   Maximum sales charge on:
     Redemption during first year                 None      5.00%     None     5.00%   1.00%     None
     Redemption after first year                  None      4.00%     None     4.00%   None      None
---------------------------------------------------------------------------------------------------------
   Exchange fees                                  None      None      None     None    None      None
                                               National Tax-Free      Oregon Tax-Free
                                           -------------------------------------------
                                           CLASS A CLASS B CLASS C   CLASS  A CLASS B
                                           -------------------------------------------
    Maximum sales charge on a purchase
      (as a percentage of offering price)   4.50%    None    None      4.50%    None
-------------------------------------------------------------------------------------
    Maximum sales charge on reinvested
      dividends                             None     None    None      None     None
-------------------------------------------------------------------------------------
    Maximum sales charge on:
      Redemption during first year          None     5.00%   1.00%     None     5.00%
      Redemption after first year           None     4.00%   None      None     4.00%
-------------------------------------------------------------------------------------
    Exchange fees                           None     None    None      None     None
-------------------------------------------------------------------------------------

6  Stagecoach Tax-Free Income Funds Prospectus

Tax-Free Funds                                       Summary of Expenses

================================================================================
   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
   Expenses shown reflect contract amounts and amounts payable by each Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses" have been estimated or restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers and reimbursements that may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.
--------------------------------------------------------------------------------

                                              Arizona Tax-Free    California Tax-Free Bond  CA Tax-Free
                                                                                              Income
                                              -------------------------------------------------------
                                               CLASS A  CLASS B      CLASS A  CLASS B CLASS C CLASS A
-----------------------------------------------------------------------------------------------------
   Rule 12b-1 fee                              0.05%     0.75%        0.05%    0.70%   0.75%   0.05%
-----------------------------------------------------------------------------------------------------
   Management fee
     (after waivers)                           0.15%     0.15%        0.50%    0.50%   0.50%   0.15%
-----------------------------------------------------------------------------------------------------
   Other expenses
     (after waivers or reimbursements)         0.57%     0.59%        0.22%    0.27%   0.22%   0.55%
-----------------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
     (after waivers or reimbursements)         0.77%     1.49%        0.77%    1.47%   1.47%   0.75%
-----------------------------------------------------------------------------------------------------
   Management fee
     (before waivers)                          0.50%     0.50%        0.50%    0.50%   0.50%   0.50%
-----------------------------------------------------------------------------------------------------
   Other expenses
     (before waivers or reimbursements)        1.22%     2.01%        0.34%    0.56%   0.38%   0.74%
-----------------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
     (before waivers or reimbursements)        1.77%     3.26%        0.89%    1.76%   1.63%   1.29%
-----------------------------------------------------------------------------------------------------

                                                 National Tax-Free      Oregon Tax-Free
-------------------------------------------------------------------------------------------
                                             CLASS A   CLASS B  CLASS C   CLASS A CLASS B
-------------------------------------------------------------------------------------------
   Rule 12b-1 fee                             0.05%       0.75%   0.75%    0.05%  0.75%
-------------------------------------------------------------------------------------------
   Management fee
     (after waivers)                          0.15%       0.05%   0.05%    0.05%  0.05%
-------------------------------------------------------------------------------------------
   Other expenses
     (after waivers or reimbursements)        0.61%       0.51%   0.51%    0.57%  0.71
-------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
     (after waivers or reimbursements)        0.81%       1.41%   1.41%    0.77%  1.61%
-------------------------------------------------------------------------------------------
   Management fee
     (before waivers)                         0.50%       0.50%   0.50%    0.50%  0.50%
-------------------------------------------------------------------------------------------
   Other expenses
     (before waivers or reimbursements)       1.06%       4.45%   1.03%    0.81%  1.14%
-------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
     (before waivers or reimbursements)       1.61%       5.70%   2.28%    1.36%  2.39%
-------------------------------------------------------------------------------------------

                         Stagecoach Tax-Free Income Funds Prospectus      7

Tax-Free Funds                                  Summary of Expenses (continued)
-------------------------------------------------------------------------------

=========================================================================================================================
  EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGER
  OR LOWER THAN THOSE SHOWN.
=========================================================================================================================
  You would pay the following expenses on a $1,000           Arizona Tax-Free   California Tax-Free Bond    CA Tax-Free
  investment asssuming a 5% annual return and that                                                            Income
  you redeem your shares at the end of each period.       ---------------------------------------------------------------
                                                            CLASS A  CLASS B     CLASS A    CLASS B   CLASS C   CLASS A
-------------------------------------------------------------------------------------------------------------------------
    1 YEAR                                                    $53    $65          $53        $65       $25        $37
-------------------------------------------------------------------------------------------------------------------------
    3 YEARS                                                   $68    $77          $68        $76       $46        $53
-------------------------------------------------------------------------------------------------------------------------
    5 YEARS                                                   $86   $101          $86       $100       $80        $70
-------------------------------------------------------------------------------------------------------------------------
   10 YEARS                                                  $136   $141         $136       $139      $176       $120
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000   National Tax-Free  Oregon Tax-Free
  investment asssuming a 5% annual return and that
  you redeem your shares at the end of each period.  ---------------------------------------------------
                                                     CLASS A    CLASS B CLASS C    CLASS A   CLASS B
--------------------------------------------------------------------------------------------------------
    1 YEAR                                             $53      $64     $24        $53        $66
--------------------------------------------------------------------------------------------------------
    3 YEARS                                            $70      $75     $45        $68        $81
--------------------------------------------------------------------------------------------------------
    5 YEARS                                            $88      $97     $77        $86       $108
--------------------------------------------------------------------------------------------------------
   10 YEARS                                           $141     $138    $169       $136       $148
---------------------------------------------------------------------------------------------------------

==========================================================================================================================
   EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE
   HIGHER OR LOWER THAN THOSE SHOWN.
==========================================================================================================================
   You would pay the following expenses on a $1,000            Arizona Tax-Free     California Tax-Free Bond    CA Tax-Free
   investment assuming a 5% annual return and that                                                                Income
   you do not redeem your shares at the end of each period.  -------------------------------------------------------------
                                                               CLASS A CLASS B     CLASS A   CLASS B  CLASS C   CLASS A
--------------------------------------------------------------------------------------------------------------------------
    1 YEAR                                                    $53         $15         $53      $15      $15        $37
--------------------------------------------------------------------------------------------------------------------------
    3 YEAR                                                    $68         $47         $68      $46      $46        $53
--------------------------------------------------------------------------------------------------------------------------
    5 YEAR                                                    $86         $81         $86      $80      $80        $70
--------------------------------------------------------------------------------------------------------------------------
   10 YEARS                                                  $136        $141        $136     $139     $176       $120
--------------------------------------------------------------------------------------------------------------------------

8 Stagecoach Tax-Free Income Funds Prospectus

Tax-Free Funds                                   Summary of Expenses (continued)
--------------------------------------------------------------------------------

=========================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES,
AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
-----------------------------------------------------------------------------------------
   You would pay the following expenses on a $1,000   National Tax-Free  Oregon Tax-Free
   investment asssuming a 5% annual return and that
   you redeem your shares at the end of each period.  -----------------------------------

                                          CLASS A  CLASS B CLASS C    CLASS A   CLASS B
-----------------------------------------------------------------------------------------
    1 YEAR                                   $53    $14     $14       $53       $16
-----------------------------------------------------------------------------------------
    3 YEAR                                   $70    $45     $45       $48       $51
-----------------------------------------------------------------------------------------
    5 YEAR                                   $85    $77     $77       $86       $88
-----------------------------------------------------------------------------------------
   10 YEARS                                 $141   $138    $169      $136      $148
-----------------------------------------------------------------------------------------

                                  Stagecoach Tax-Free Income Funds Prospectus  9

Arizona Tax-Free Fund
--------------------------------------------------------------------------------

             Portfolio Managers:        Mary Gail Walton (since 2/97)
                                        Stephen Galiani (since 12/97)
--------------------------------------------------------------------------------
[LOGO OF]    Investment Objective
 ARROW]
             The Arizona Tax-Free Fund seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

             Investment Policies

             We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.
-------------------------------------------------------------------------------
[LOGO OF]    Permitted Investments
PERCENTAGE
SIGN]        Under normal market conditions, we invest:

             . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

             . at least 65% of our assets in municipal obligations that pay interest exempt from Arizona personal income tax; and

             . in municipal obligations rated in the four highest credit categories by nationally recognized rating organizations.

             We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.

10 Stagecoach Tax-Free Income Funds Propesctus

--------------------------------------------------------------------------------
[LOGO OF]    IMPORTANT RISK FACTORS
EXCLAMATION
POINT]       You should consider both the General Investment Risks listed on page 33 and the specific risks listed below. They are equally important to your investment choice.

             The Fund is considered non-diversified according to the Investment
             Company Act of 1940 (the "1940 Act"). The majority of the issuers of the securities in the Fund's portfolio are located within
             Arizona. Nondiversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.
--------------------------------------------------------------------------------
[LOGO 0F]    ADDITIONAL FUND FACTS
ADDITION
SIGN]        Distribution income earned may be subject to the federal
             alternative minimum tax.

             For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                  Stagecoach Tax-Free Income Funds Prospectus 11

Arizona Tax-Free Fund                   Financial Highlights

See "Historical Fund Information"            See "How to Read the
on page 52.                                  Financial Highlights" on page 59.
-----------------------------------------------------------------------------

====================================================================================================================================
 FOR A SHARE OUTSTANDING
====================================================================================================================================
                                               CLASS A SHARES -- COMMENCED
                                               ON MARCH 2, 1992
                                               -------------------------------------------------------------------------------------
                                               March 31,  March 31,  Sept. 30,   Sept. 30,   May 31,   May 31,   May 31, May 31,
For the period ended:                            1998     1997/1/    1996/2/      1995/3/     1995      1994      1993     1992
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period           $10.44    $10.45     $10.71      10.68    $10.48     $10.64    $10.09  $10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                          0.46      0.24       0.48       0.17      0.51       0.50      0.49    0.09
     Net realized and unrealized gain (loss)
      on investments                                0.53     (0.01)     (0.09)      0.06      0.23      (0.15)     0.55    0.08
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                 0.99      0.23       0.39       0.23      0.74       0.35      1.04    0.17
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income          (0.46)    (0.24)     (0.48)     (0.20)    (0.53)     (0.50)    (0.49)  (0.08)
     Distributions from net realized gain          (0.20)     0.00      (0.17)      0.00     (0.01)     (0.01)     0.00    0.00
------------------------------------------------------------------------------------------------------------------------------------
   Total from distributions                        (0.66)    (0.24)     (0.65)     (0.20)    (0.54)     (0.51)    (0.49)  (0.08)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                 $10.77    $10.44     $10.45     $10.71    $10.68     $10.48    $10.64  $10.09
------------------------------------------------------------------------------------------------------------------------------------
   Total return (not annualized)                    9.67%     2.18%      3.60%      6.55%/4/  7.35%      3.28%    10.50%   7.02%/4/
------------------------------------------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)             $5,467    $5,744     $7,331    $24,622   $24,581    $25,153   $22,430  $4,690
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets        0.64%     0.60%      0.78%      0.45%     0.40%      0.31%     0.20%   0.68%
     Ratio of net investment income to
      average net assets                            4.32%     4.54%      4.45%      4.73%     4.89%      4.72%     4.98%   4.32%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover                                 127%       77%        42%       62%       14%        28%        4      0%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses           1.77%     1.58%      1.46%     1.35%     1.13%      1.00%     1.18   2.08%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
    net assets prior to waived fees and
    reimbursed expenses (loss)                       3.19%     3.56%      3.77%     3.83%     4.16%      4.03%     4.00   4.00%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
   CLASS A SHARES CALENDAR RETURNS                             1997        1996          1995       1994      1993
====================================================================================================================================
  Returns for other share classes may vary                     8.70        3.44%        13.69%     -3.30%    10.55%
   due to different fees and expenses. These
   returns reflect fee waivers and reimbursements,
   do not reflect sales loads and are not a
   gurarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from May 31 to September 30. /4/ Annualized.

12  Stagecoach Tax-Free Income Funds Prospectus

Arizona Tax-Free Fund                   Financial Highlights

See "Historical Fund Information"            See "How to Read the
on page 52.                                  Financial Highlights" on page 59.

=========================================================================================================================
   FOR A SHARE OUTSTANDING
=========================================================================================================================
                                                        CLASS A SHARES -- COMMENCED
                                                        ON MARCH 2, 1992
                                                      -------------------------------------------------------------------
                                                                                         March 31,  March 31,  Sept. 30,
   For the period ended:                                                                   1998     1997/1/    1996/2/
-------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                                                    $10.07     $10.07    $10.00
-------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                   0.37       0.11      0.01
     Net realized and unrealized gain (loss)
      on investments                                                                         0.51       0.00      0.07
-------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                          0.88       0.11      0.08
-------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income                                                   (0.37)     (0.11)    (0.01)
     Distributions from net realized gain                                                   (0.19)      0.00      0.00
-------------------------------------------------------------------------------------------------------------------------
   Total from distributions                                                                 (0.56)     (0.11)    (0.01)
-------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                          $10.39     $10.07    $10.07
-------------------------------------------------------------------------------------------------------------------------
   Total return (not annualized)                                                             8.90%      1.09%     0.76%
-------------------------------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)                                                      $1,546       $182       $20
-------------------------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets                                                 1.37%      1.30%     1.16%
     Ratio of net investment income to
      average net assets                                                                     3.49%      3.83%     3.59%
-------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover                                                                         127%        77%       42%
-------------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses                                                   3.26%      2.96%     1.81%
-------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
    net assets prior to waived fees and                                                      2.92%      1.60%     2.17%
    reimbursed expenses (loss)
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================================================
   CLASS A SHARES CALENDAR RETURNS                      1997        1996        1995          1994      1993
=========================================================================================================================
  Returns for other share classes may vary               8.70%     3.44%       13.69%        -3.30%    10.55%
   due to different fees and expenses. These
   returns reflect fee waivers and reimbursements,
   do not reflect sales loads and are not a
   gurarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from May 31 to September 30. /4/ Annualized.

                              Stagecoach Tax-Free Income Funds Prospectus     13

California Tax-Free Bond Fund

--------------------------------------------------------------------------------

               Portfolio Managers:        David Klug (since 1/92)
                                          Laura Milner (since 9/96)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium-to long-term investment-grade municipal securities.

               Investment Policies

               We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------

[LOGO          Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

               . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax; and

               . in municipal obligations rated in the four highest credit categories by nationally recognized rating organizations.

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.

14   Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------
[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks listed on page 33 and the specific risks listed below. They are equally important to your investment decision.

               The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------
[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          Distribution income earned may be subject to the federal
               alternative minimum tax.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                              Stagecoach Tax-Free Income Funds Prospectus     15

California Tax-Free Bond Fund/1/       Financial Highlights

See "Historical Fund Information" on page 52.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                                   CLASS A SHARES -- COMMENCED
                                                   ON OCTOBER 6, 1988
------------------------------------------------------------------------------------------------------------------------------------
                                                   Dec 31,    Dec 31,    Dec 31,     Dec 31,    Dec 31,    Dec 30,     Dec 30,
For the period ended:                               1997       1996       1995        1994       1993       1992        1991
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period            $  10.97   $  11.34    $  10.67   $  12.00    $  11.43   $  11.23   $  10.75
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                             0.54       0.57        0.63       0.67        0.66       0.71       0.72
     Net realized and unrealized gain (loss)
      on investments                                   0.42      (0.13)       1.08      (1.18)       0.78       0.27       0.48
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    0.96       0.44        1.71      (0.51)       1.44       0.98       1.20
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income             (0.54)     (0.57)      (0.63)     (0.67)      (0.66)     (0.71)     (0.72)
     Distributions from net realized gain             (0.07)     (0.24)      (0.41)     (0.15)      (0.21)     (0.07)      0.00
------------------------------------------------------------------------------------------------------------------------------------
   Total from distributions                           (0.61)     (0.81)      (1.04)     (0.82)      (0.87)     (0.78)     (0.72)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                  $  11.32   $  10.97      $11.34   $  10.67    $  12.00   $  11.43   $  11.23
------------------------------------------------------------------------------------------------------------------------------------
   Total return/2/                                     9.16%      4.03%      16.38%     (4.32)%     12.98%      9.01%     11.62%
------------------------------------------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)              $509,844   $239,703    $268,352   $273,105    $361,779   $375,376   $332,845
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets           0.74%      0.71%       0.58%      0.50%       0.69%      0.50%      0.45%
     Ratio of net investment income to
      average net assets                               4.84%      5.08%       5.59%      5.87%       5.54%      6.24%      6.56%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover                                    12%        19%         38%         4%         10%        24%         8%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses               0.89%      0.82%       0.78%      0.95%       0.85%      0.85%      0.87%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees and reimbursed    4.69%      4.97%       5.39%      5.42%       5.38%      5.89%      6.14%
     expenses
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CLASS SHARE CALENDAR - YEAR RETURNS                 1997       1996       1995        1994       1993       1992        1991
====================================================================================================================================
   Returns for other share classes may vary due to   9.15%        4.03%      16.38%     -4.32%      12.98%      9.01%     11.62%
   different fees and expenses.These returns
   reflect fee waivers and reimbursement, do not
   reflect sales loads and are not a guarantee of
   future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of the Overland Express Funds, Inc. and Stagecoach Funds, Inc.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

                                 Stagecoach Tax-Free Income Funds Prospectus  17

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                                      CLASS A SHARES -- COMMENCED
                                                      ON OCTOBER 6, 1988
------------------------------------------------------------------------------------------------------------------------------------
                                                      Dec 30,        Dec 30,        Dec 30,
For the period ended:                                 1990            1989           1988
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period               $  10.83       $  10.49       $  10.46
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                0.74           0.75           0.22
     Net realized and unrealized gain (loss)
      on investments                                     (0.08)          0.34           0.03
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                       0.66          (1.09)          0.25
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income                (0.74)         (0.75)         (0.22)
     Distributions from net realized gain                 0.00           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   Total from distributions                              (0.74)         (0.75)         (0.22)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                     $  10.75       $  10.83       $  10.49
------------------------------------------------------------------------------------------------------------------------------------
   Total return/2/                                        6.48%         10.73%          2.44%
------------------------------------------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)                 $201,138       $ 70,412       $ 10,577
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets              0.29%          0.30%          0.08%
     Ratio of net investment income to
      average net assets                                  6.97%          6.85%          6.61%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover                                       35%            26%           N/A
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                  0.95%          1.18%          4.07%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees and reimburse        6.31%           N/A           N/A
     expenses
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CLASS SHARE CALENDAR - YEAR RETURNS                   1990            1989
====================================================================================================================================
  Returns for other share classes may vary due to         6.48%         10.73%
  different fees and expenses. These returns
  reflect fee waivers and reimbursement, do not
  reflect salesloads and are not a guarantee of
  future performance.
------------------------------------------------------------------------------------------------------------------------------------

                                 Stagecoach Tax-Free Income Funds Prospectus  17

California Tax-Free Bond Fund/1/                           Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 52.                                       Highlights" on page 59.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                           CLASS B SHARES
                                           --COMMENCED ON
                                             DECEMBER 15,                              CLASS C SHARES -- COMMENCED
                                                1997                                         ON JULY 1, 1993
                                           -----------------------------------------------------------------------------------------
                                                  Dec 31      Dec 31,     Dec 31,      Dec 31      Dec 31,     Dec 31,
For the period ended:                              1997        1997        1996         1995        1994        1993
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $  11.51    $ 11.19     $ 11.57      $ 10.88     $ 12.24     $ 12.25
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income                            0.02       0.47        0.49         0.56        0.60        0.28
     Net realized and unrealized gain (loss)
     on investments                                   0.03       0.42       (0.13)        1.10       (1.20)       0.20
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                   0.05       0.89        0.36         1.66       (0.60)       0.48
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income            (0.02)     (0.47)      (0.49)       (0.56)      (0.60)      (0.28)
     Distributions from net realized gain             0.00      (0.07)      (0.25)       (0.41)      (0.16)      (0.21)
------------------------------------------------------------------------------------------------------------------------------------
   Total from distributions                          (0.02)     (0.54)      (0.74)       (0.97)      (0.76)      (0.49)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                 $  11.54    $ 11.54     $ 11.19      $ 11.57     $ 10.88     $ 12.24
------------------------------------------------------------------------------------------------------------------------------------
   Total return/2/                                    0.45%      8.11%       3.24%       15.58%      (5.00)%      3.92%
------------------------------------------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)             $ 77,792    $ 5,860     $ 6,506      $ 7,063     $ 7,346     $ 7,641
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets          1.44%      1.48%       1.46%        1.30%        1.20%      1.32%
     Ratio of net investment income to
     average net assets                               3.95%      4.19%       4.33%        4.87%        5.15%      4.50%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover                                   12%        12%         19%          38%           4%        10%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior
    to waived fees and reimbursed expenses            1.76%      1.63%       1.59%        1.57%        1.82%      1.61%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees and reimbursed   3.63%      4.04%       4.20%        4.60%        4.53%      4.21%
     expenses
------------------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of the Overland Express Funds, Inc. and Stagecoach Funds, Inc.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

18         Prospectus Stagecoach Tax-Free Income Funds Prospectus

California Tax-Free Income Fund

--------------------------------------------------------------------------------

                 Portfolio Managers:   Laura Milner (since 11/92)
                                       David Klug (since 12/97)

--------------------------------------------------------------------------------

[LOGO OF         Investment Objective
ARROW]
                 The California Tax-Free Income Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital.

                 Investment Policies

                 We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the Fund's portfolio securities will be from 1 to 5 years.

------------------------------------------------------------------------------

[LOGO OF         Permitted Investments
PERCENTAGE
SIGN]            Under normal market conditions, we invest:

                 . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

                 .  at least 65% of
                    our assets in municipal obligations that pay interest exempt from California personal income tax; and

                 . in municipal obligations rated in the four highest credit categories by nationally recognized rating organizations.

                 We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.

20 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF         Important Risk Factors
EXCLAMATION
POINT]           You should consider both the General Investment Risks listed on page 33 and the specific risks listed below. They are equally important to your investment choice.

                 The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------

[LOGO OF         Additional Fund Facts
ADDITION
SIGN]            Distribution income earned may be subject to the federal
                 alternative minimum tax.

                 For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                  Stagecoach Tax-Free Income Funds Prospectus 21

California Tax-Free Income Fund      Financial Highlights

See "Historical Fund Information" on page 5
--------------------------------------------------------------------------------

=========================================================================================================================
FOR A SHARE OUTSTANDING
=========================================================================================================================
                                                      CLASS A SHARES -- COMMENCED
                                                      ON NOVEMBER 18, 1992
                                                    ---------------------------------------------------------------------
                                                      March 31,        March 31,             Sept 30,        Dec 31,
 For the period ended:                                 1998              1997/1/               1996/2/          1995
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $  10.27           $  10.26            $   10.35        $   9.84
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
     Net investment income (loss)                       0.39               0.19                 0.29            0.38
     Net realized and unrealized gain (loss)
     on investments                                     0.20               0.01                (0.09)           0.51
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                       0.59               0.20                 0.20            0.89
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
     Dividends from net investment income              (0.39)             (0.19)               (0.29)          (0.38)
     Distributions from net realized gain              (0.03)              0.00                 0.00            0.00
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions                              (0.42)             (0.19)               (0.29)          (0.38)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  10.44           $  10.27            $   10.26        $  10.35
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                          5.92%              1.97%                2.01%           9.14%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
     Net assets, end of period (000s)               $ 59,011           $ 67,647            $  82,359        $ 77,965
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
     Ratio of expenses to average net assets            0.68%              0.65%                0.65%           0.65%
     Ratio of net investment income to
       average net assets                               3.78%              3.73%                3.83%           3.70%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                       88%                14%                  48%             31%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                1.29%              1.18%                1.14%           1.22%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
     net assets prior to waived fees and reimbursed     3.17%              3.20%                3.34%           3.13%
     expenses
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================================================
 CLASS A SHARES CALENDAR-YEAR RETURNS                                      1997                 1996            1995
=========================================================================================================================
 Returns for other share classes may vary due                              5.13%                3.85%           9.14%
 to different fees and expenses. These returns
 reflect fee waivers and reimbursements, do not
 reflect sales loads and are not a guarantee of
 future performance.
-------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.

22 Stagecoach Tax-Free Income Funds Prospectus

California Tax-Free Income Fund      Financial Highlights

                                                See "How to Read the Financial
                                                Highlights" on page 59.
See "Historical Fund Information" on page 5
--------------------------------------------------------------------------------

=========================================================================================================================
                                                      Dec 31,        Dec 31,        Dec 31,
 For the period ended:                                 1994            1993          1992
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $  10.36        $  10.05       $ 10.00
----------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                        0.40            0.39          0.02
     Net realized and unrealized gain (loss)
     on investments                                     (0.52)           0.31          0.05
----------------------------------------------------------------------------------------------------
   Total from investment operations                     (0.12)           0.70          0.07
----------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income               (0.40)          (0.39)        (0.02)
     Distributions from net realized gain                0.00            0.00          0.00
----------------------------------------------------------------------------------------------------
   Total from distributions                             (0.40)          (0.39)        (0.02)
----------------------------------------------------------------------------------------------------
   Net asset value, end of period                    $   9.84        $  10.36       $ 10.05
----------------------------------------------------------------------------------------------------
   Total return (not annualized)                        (1.10)%          7.10%         0.84%
----------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)                $ 48,998        $ 52,873       $ 7,821
----------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets             0.16%           0.34%         0.00%
     Ratio of net investment income to
       average net assets                                4.03%           3.74%         3.56%
----------------------------------------------------------------------------------------------------
   Portfolio turnover                                      33%             11%            0%
----------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                 1.21%           1.23%         1.55%
----------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees and reimbursed      2.98%           2.85%         2.01%
     expenses
----------------------------------------------------------------------------------------------------
====================================================================================================
CLASS A SHARES CALENDAR-YEAR RETURNS                    1994             1993
====================================================================================================
                                                        -1.10%           7.10%



                                  Stagecoach Tax-Free Income Funds Prospectus 23

National tax-Free Fund

--------------------------------------------------------------------------------

             Portfolio Managers:   Stephen Galiani (since 12/97)
                                   Mary Gail Walton (since 2/97)

--------------------------------------------------------------------------------

[LOGO OF     Investment Objective
ARROW]
             The National Tax-Free Fund seeks to provide investors with income exempt from federal income tax.

             Investment Policies

             We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions, including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------

[LOGO OF     Permitted Investments
PERCENTAGE
SIGN]        Under normal market conditions, we invest:

             . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax; and

             . in municipal obligations rated in the four highest credit categories by nationally recognized rating organizations.

             We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

24 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF     Important Risk Factors
EXCLAMATION
POINT]       You should consider both the General Investment Risks listed on page 33 and the specific risks listed below. The are equally important to your investment choice.

             The Fund is considered non-diversified according to the 1940 Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------

[LOGO OF     Additional Fund Facts
ADDITION
SIGN]        Distribution income earned may be subject to the federal
             alternative minimum tax.

             For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                  Stagecoach Tax-Free Income Funds Prospectus 25

National Tax-Free Fund                                      Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 52                                        Highlights" on page 59.
--------------------------------------------------------------------------------

================================================================================================================================
FOR A SHARE OUTSTANDING
================================================================================================================================
                                                  CLASS A SHARES -- COMMENCED
                                                  ON JANUARY 15, 1993
                                                  ------------------------------------------------------------------------------
                                                  March 31,    March 31,   Sept 30,       Sept 30,  May 31,   May 31,    May 31,
For the period ended:                               1998         1997/1/     1996/2/        1995/3/  1994      1994       1993
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period            $15.17      $15.24      $15.34         $15.28    $14.98    $15.17     $15.00

   Income from investment operations:
     Net investment income                           0.75        0.37        0.72           0.24      0.68      0.64       0.17
     Net realized and unrealized gain (loss)
     on investments                                  0.81       (0.07)      (0.10)          0.08      0.32     (0.17)      0.15

   Total from investment operations                  1.56        0.30        0.62           0.32      1.00      0.47       0.32

   Less distributions:
     Dividends from net investment income           (0.75)      (0.37)      (0.72)         (0.26)    (0.70)    (0.64)     (0.15)
     Distributions from net realized gain           (0.06)       0.00        0.00           0.00      0.00     (0.02)      0.00

   Total from distributions                         (0.81)      (0.37)      (0.72)         (0.26)    (0.70)    (0.66)     (0.15)

   Net asset value, end of period                  $15.92      $15.17      $15.24         $15.34    $15.28    $14.98     $15.17

   Total return (not annualized)                    10.44%       1.95%       4.03%          6.53%/4/  6.97%     3.07%      5.65%/4/

   Ratios/supplemental data:
     Net assets, end of period (000s)              $42,316     $4,526      $4,827         $14,305   $14,458   $13,600    $7,457

   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets         0.71%       0.35%       0.42%          0.35%     0.35%     0.27%      0.25%
     Ratio of net investment income to
     average net assets                              4.69%       4.81%       4.69%          4.65%     4.59%     4.29%      3.88%

   Portfolio turnover                                  78%         86%        73%            86%       23%       19%        18%

   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses             1.61%       2.11%       1.42%          1.85%     1.51%     1.58%      1.99%

   Ratio of net investment income to average
     net assets prior to waived fees and reimbursed  3.79%       3.05%       3.69%          3.15%     3.43%     2.99%      2.14%
     expenses (loss)
--------------------------------------------------------------------------------------------------------------------------------
================================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                         1996            1995     1994      1993
================================================================================================================================
Returns for other share classes may vary due                                4.23%          14.53%    -4.33%    3.27%
to different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
--------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisors during this fiscal year.
/3/ The Fund changed its fiscal year-end from May 31 to September 30. /4/ Annualized.


26   Stagecoach Tax-Free Income Funds Prospectus.

National Tax-Free Fund                                      Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 52                                        Highlights" on page 59.
================================================================================

======================================================================================================
                                                                                     CLASS B SHARES
                                                  CLASS B SHARES -- COMMENCED        -- COMMENCED 0N
                                                  ON SEPTEMBER 6, 1996               DECEMBER 15, 1997
                                                  ----------------------------------------------------
                                                    March 31,   March 31,   Sept 30,     March 31,
For the period ended:                                 1998        1997/1/    1996/2/       1998
------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period               $10.01     $10.06     $10.00         $10.48
------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                              0.42       0.06       0.00           0.13
     Net realized and unrealized gain (loss)
      on investments                                    0.53      (0.05)      0.06           0.03
------------------------------------------------------------------------------------------------------
   Total from investment operations                     0.95       0.01       0.06           0.16
------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income              (0.42)     (0.06)      0.00          (0.13)
     Distributions from net realized gain              (0.04)      0.00       0.00           0.00
------------------------------------------------------------------------------------------------------
   Total from distributions                            (0.46)     (0.06)      0.00          (0.13)
------------------------------------------------------------------------------------------------------
   Net asset value, end of period                     $10.50     $10.01     $10.06         $10.51
------------------------------------------------------------------------------------------------------
   Total return (not annualized)                        9.58%      0.10%      0.60%          1.49%
------------------------------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)                 $1,330      $119        $0           $7,608
------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets            1.26%      1.10%      0.00%          1.40%
     Ratio of net investment income to
      average net assets                                3.88%      3.80%      1.83%          4.09%
------------------------------------------------------------------------------------------------------
   Portfolio turnover                                     78%        86%       73%             78%
------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                5.74%     13.74%      0.00%          2.28%
------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees and reimbursed    (0.60)%    (8.84)%     1.83%          3.21%
     expenses (loss)
------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31, /2/ The Fund changed Investment Advisors during this fiscal year.

                                 Stagecoach Tax-Fee Income Funds Prospectus.  27

Oregon Tax-Free Fund
--------------------------------------------------------------------------------

              Portfolio Managers:   Mary Gail Walton (since 12/97)
                                    Stephen Galiani (since 12/97)

--------------------------------------------------------------------------------

[LOGO OF      Investment Objective
ARROW]
              The Oregon Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax.

              Investment Policies

              We actively manage a portfolio of municipal obligations and we buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

--------------------------------------------------------------------------------

[LOGO OF      Permitted Investments
PERCENTAGE
SIGN]         Under normal market conditions, we invest:

              . at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;

              . at least 65% of our assets in municipal obligations that pay interest exempt from Oregon personal income tax; and

              . in municipal obligations rated in the four highest credit categories by nationally recognized credit rating organizations.

28 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[LOGO OF      Important Risk Factors
EXCLAMATION]
POINT]        You should consider both the General Investment Risks listed on page 33 and the specific risks listed below. They are equally important to your investment choice.

              The Fund is considered non-diversified according to the 1940 Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

--------------------------------------------------------------------------------

LOGO OF       Additional Fund Facts
ADDITION
SIGN]         Distribution income earned may be subject to the federal
              alternative minimum tax.

              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                  Stagecoach Tax-Free Income Funds Prospectus 29

Oregon Tax-Free Fund                                        Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 52.                                       Highlights" on page 59.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                                       CLASS A SHARES -- COMMENCED
                                                       ON JUNE 1, 1988
                                                       -----------------------------------------------------------------------------

                                                       March 31,   March 31,   Sept. 30        Sept 30,    May 31,   May 31
   For the period ended:                                 1998      1997 /1/    1996 /2/         1995 /3/    1995      1994
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                $16.29      $ 16.42     $ 16.38         $16.47      $16.17     $16.79
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                               0.76         0.37        0.79           0.28        0.82       0.84
     Net realized and unrealized gain (loss)
      on investments                                     0.81        (0.10)       0.04          (0.08)       0.39      (0.43)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                      1.57         0.27        0.83           0.20        1.21       0.41
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income               (0.76)       (0.37)      (0.79)         (0.29)      (0.87)     (0.82)
     Distributions from net realized gain               (0.29)       (0.03)       0.00           0.00       (0.04)     (0.21)
------------------------------------------------------------------------------------------------------------------------------------
   Total from distributions                             (1.05)       (0.40)      (0.79)         (0.29)      (0.91)     (1.03)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $16.81       $16.29      $16.42         $16.38      $16.47     $16.17
------------------------------------------------------------------------------------------------------------------------------------
   Total return (not annualized)                         9.81%        1.65%       5.03%          3.67%/4/    7.92%      2.33%
------------------------------------------------------------------------------------------------------------------------------------
    Ratios/supplemental data:
     Net assets, end of period (000s)                  $27,837     $30,635     $33,676        $50,077      $52,245   $53,846
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets             0.62%        0.60%       0.85%          0.70%       0.70%      0.62%
     Ratio of net investment income to
      average net assets                                 4.54%        4.52%       4.87%          5.01%       5.19%      4.90%
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover                                     82%           90%         27%            57%         15%       22%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets prior to
     waived fees and reimbursed expenses                 1.36%        1.31%       1.15%          1.01%       0.90%      0.84%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees and reimbursed      3.80%        3.81%       4.57%          4.70%       4.99%      4.68%
     expenses
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
   CLASS A SHARES CALENDER-YEAR RETURNS                               1997        1996           1995         1994       1993
====================================================================================================================================
  Returns for other share classes may vary due                        8.60%        3.30%         15.84%      -6.49%     12.38%
  to different fees and expenses.  These returns reflect
  fee waivers and reimbursements, do not reflect sales
  loads and are not a guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisors.



30 Stagecoach Tax-Free Income Funds Prospectus


------------------------------------------------------
 May 31,     May 31,    May 31,    May 31,    May 31,
  1993        1992       1991       1990       1989
------------------------------------------------------
 $16.07      $15.74     $15.27     $15.35      $15.00
------------------------------------------------------
   0.86        0.91       0.94       0.93        0.93
   0.76        0.38       0.47      (0.06)       0.31
------------------------------------------------------
   1.62        1.29       1.41       0.87        1.24
------------------------------------------------------
  (0.86)      (0.92)     (0.94)     (0.93)      (0.89)
  (0.04)      (0.04)      0.00      (0.02)       0.00
------------------------------------------------------
  (0.90)      (0.96)     (0.94)     (0.95)      (0.89)
------------------------------------------------------
 $16.79      $16.07     $15.74     $15.27      $15.35
------------------------------------------------------
  10.36%       8.45%      9.58%      5.80%       8.55%
------------------------------------------------------
$45,435     $25,002    $14,607     $7,550      $3,175
------------------------------------------------------
   0.60%       0.60%      0.55%      0.50%       0.50%
------------------------------------------------------
   5.34%       5.81%      6.27%      6.26%       6.64%
------------------------------------------------------
      6%         17%        23%        94%          9%
------------------------------------------------------
   0.91%       0.98%      1.03%      1.35%       3.29%
------------------------------------------------------
   5.03%       5.43%      5.79%      5.41%       3.85%
------------------------------------------------------
======================================================
   1992        1991       1990       1989
======================================================
   8.03%      10.57%      6.02%      8.25%
------------------------------------------------------

/3/ The Fund changed its fiscal year-end from May 31 to September 30. /4/ Annualized.


Stagecoach Tax-Free Income Funds Prospectus           31

Oregon Tax-Free Fund                                       Financial Highlights


See "Historical Fund Information"                 See "How to Read the Financial
on page 52.                                       Highlights" on page 59.
--------------------------------------------------------------------------------

================================================================================
   FOR A SHARE OUTSTANDING
================================================================================
                                             CLASS B SHARES -- COMMENCED
                                             ON SEPTEMBER 6, 1996
                                             -----------------------------------
                                             March 31,   March 31,   Sept. 30
   For the period ended:                       1998       1997 /1/    1996
--------------------------------------------------------------------------------
   Net asset value, beginning of period        $10.00      $10.07      $10.00
--------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                       0.39        0.17        0.00
     Net realized and unrealized gain (loss)
     on investments                              0.47       (0.05)       0.07
--------------------------------------------------------------------------------
   Total from investment operations              0.86        0.12        0.07
--------------------------------------------------------------------------------
   Less distributions:
     Dividends from net investment income       (0.39)      (0.17)       0.00
     Distributions from net realized gain       (0.17)      (0.02)       0.00
--------------------------------------------------------------------------------
   Total from distributions                     (0.56)      (0.19)       0.00
--------------------------------------------------------------------------------
   Net asset value, end of period              $10.30      $10.00      $10.07
--------------------------------------------------------------------------------
   Total return (not annualized)                 8.77%       1.17%       0.70%
--------------------------------------------------------------------------------
   Ratios/supplemental data:
     Net assets, end of period (000s)          $3,762        $287       $0
--------------------------------------------------------------------------------
   Ratios to average net assets (annualized):
     Ratio of expenses to average net assets     1.43%       1.30%        0.00%
     Ratio of net investment income to
     average net assets                          3.56%       3.23%        1.83%
--------------------------------------------------------------------------------
   Portfolio turnover                              82%         90%          27%
--------------------------------------------------------------------------------
   Ratio of expenses to average net assets
   prior to waived fees and reimbursed           2.39%       2.15%        0.00%
   expenses
--------------------------------------------------------------------------------
   Ratio of net investment income to average
     net assets prior to waived fees             2.60%       2.38%        1.83%
     and reimbursed expenses
--------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.


32  Stagecoach Tax-Free Income Funds Prospectus

General Investment Risks

--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to interest rate risk. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government


                                  Stagecoach Tax-Free Income Funds Prospectus 33

General Investment Risks

--------------------------------------------------------------------------------

   obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

 . Each Fund may continue to hold debt-instruments that cease to be rated by a nationally recognized rating organization or whose ratings fall below the levels generally permitted for such Fund, provided Wells Fargo deems the instrument to be of comparable quality to rated or higher-rated instruments. Unrated or downgraded instruments may be more susceptible to credit and interest rate risks than investment grade bonds.

 . The Funds may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivative may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

34 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to market risk, interest rate risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Year 2000 Risks-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

 Investment Practice/Risk

 The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

 Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

 Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

 In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional discussion information about the investment practices and risks particular to each Fund.

                                 Stagecoach Tax-Free Income Funds Prospectus  35

                                                                   ARIZONA         CA              CA          NATIONAL    OREGON
                                                                  TAX FREE   TAX FREE BOND  TAX FREE INCOME   TAX FREE   TAX FREE
===================================================================================================================================
INVESTMENT PRACTICE:                           RISK
===================================================================================================================================
FLOATING AND VARIABLE RATE DEBT                Interest Rate and       .            .               .              .          .
Instruments with interest rates that are       Credit Risk
adjusted either on a schedule or when an
index or benchmark changes
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a         Credit and              .            .               .              .          .
security agrees to buy back a security         Counter-Party Risk
at an agreed upon time and price, usually
with interest
-----------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of          Market Risk             .            .               .              .          .
another mutual fund. A pro rata portion of
the other fund's expenses, in addition to
the expenses paid by the Fund, will be borne
by Fund shareholders.
-----------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS
When issued Securities and Delayed Delivery    Interest Rate, Credit   .            .               .              .          .
Transactions--Securities bought or sold for    and Experience Risk
delivery at a later date or bought or sold
for a fixed price at a fixed date.
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES
Securities consisting of undivided fractional  Interest Rate, Credit   .            .               .              .          .
interests in pools of consumer loans, such     Experience and
as car loans or credit card debt, or           Extension Risk
receivables held in trust.
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security which cannot be readily sold or     Liquidity Risk          .            .               .              .          .
cannot be readily sold without negatively
affecting its fair value. Limited to 15% of
assets for all but the California Tax-Free
Bond Fund, which has a  limit of 10%.
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACTIVITY BONDS
A Bond with interest subject to the            Interest Rate, Credit   .            .               .              .          .
alternative minimum tax. (Limited to 20%       and Experience Risk
of assets.)
-----------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of 10%     Leverage Risk           .            .               .              .          .
of assets from banks for temporary purposes
to meet shareholder redemptions.
-----------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities in          Credit, Counter-Party   .            .               .              .          .
brokers, dealers and financial                 and Leverage Risk
institutions to increase return on those
securities. Loans may be in accordance
with existing investment policies. Limited
to 30% of total assets for the Oregon
Arizona and National Tax-Free Funds, 33
1/3% for the other Funds.
-----------------------------------------------------------------------------------------------------------------------------------

36 Stagecoach Tax-Free Income Funds Prospectus

A Choice of Share Classes

--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 . Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 . Class B Shares - with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

 . Class C Shares - with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares. The California Tax-Free Income Fund is not available in Class B or Class C shares.

Class C shares are available for the California Tax-Free Bond and National Tax-Free Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedule before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

                                  Stagecoach Tax-Free Income Funds Prospectus 37

A Choice of Share Classes

--------------------------------------------------------------------------------

========================================================================================================================
CLASS A SHARES FOR THE ARIZONA TAX-FREE, OREGON TAX-FREE, NATIONAL TAX-FREE AND
CALIFORNIA TAX-FREE BOND FUNDS HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
========================================================================================================================
   AMOUNT              FRONT-END SALES CHARGE AS        FRONT-END SALES CHARGE AS          DEALER ALLOWANCE AS %
  OF PURCHASE          % OF PUBLIC OFFERING PRICE        % OF NET AMOUNT INVESTED           OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------
Less than $50,000               4.50%                            4.71%                            4.00%
------------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999              4.00%                            4.17%                            3.55%
------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999            3.50%                            3.63%                           3.125%
------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999            2.50%                            2.56%                            2.00%
------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999            2.00%                            2.04%                            1.75%
------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/          0.00%                            0.00%                            1.00%
------------------------------------------------------------------------------------------------------------------------

1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC, if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

========================================================================================================================
CLASS A SHARES FOR THE CALIFORNIA TAX-FREE INCOME FUND HAS THE FOLLOWING SALES CHARGE SCHEDULE:
========================================================================================================================
   AMOUNT              FRONT-END SALES CHARGE AS        FRONT-END SALES CHARGE AS          DEALER ALLOWANCE AS %
  OF PURCHASE          % OF PUBLIC OFFERING PRICE        % OF NET AMOUNT INVESTED           OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------
Less than $100,000              3.00%                            3.09%                            2.65%
------------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999            2.25%                            2.30%                            2.00%
------------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999            1.50%                            1.52%                            1.30%
------------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999            0.60%                            0.60%                            0.50%
------------------------------------------------------------------------------------------------------------------------
$1,000,000 and over/1/          0.00%                            0.00%                            0.25%
------------------------------------------------------------------------------------------------------------------------

1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC, if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

38 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The Class B CDSC schedule is as follows:

======================================================================================
CLASS BE SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
======================================================================================
REDEMPTION WITHIN:     1 YEAR    2  YEARS    3 YEARS   4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------------
    CDSC                5.00%      4.00%       3.00%    3.00%     2.00%      1.00%
--------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

Class C Share CDSC Schedule

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

Generally, we offer more sales charge reductions for Class A shares than for

                                  Stagecoach Tax-Free Income Funds Prospectus 39

Reduced Sales Charges

--------------------------------------------------------------------------------

Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

 . You pay no sales charges on Fund shares you buy with reinvested distributions.

 . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 . By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 . Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 . If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 . You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

40 Stagecoach Tax-free Income Funds Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .  a trustee or fiduciary purchasing for a single fiduciary relationship; or

 . the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act")), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

 How a Letter of Intent Can Save You Money!

 If you plan to invest in the Arizona Tax-Free Fund, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!

                                  Stagecoach Tax-Free Income Funds Prospectus 41

Reduced Sales Charges

--------------------------------------------------------------------------------

Class B and Class C Share CDSC Reductions:

 .  You pay no CDSC on Funds shares you purchase with reinvested distributions.

 . We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 . We waive the CDSC for redemptions made at the direction of Stagecoach Funds in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .  We waive the Class C share CDSC for certain types of accounts.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .  Current and retired employees, directors and officers of:
   .  Stagecoach Funds and its affiliates;
   .  Wells Fargo Bank and its affiliates;

   .  Stephens and its affiliates; and
   .  Broker-Dealers who act as selling agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

42 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Special Notice

Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. The CDSC schedule for these shares is below:

===============================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
===============================================================================
 REDEMPTION WITHIN:    1 YEAR   2 YEARS  3 YEARS   4 YEARS    5 YEARS   6 YEARS
-------------------------------------------------------------------------------
 CDSC                   3.00%    2.00%    1.00%     1.00%      0.00%     0.00%
-------------------------------------------------------------------------------

The above schedule does not apply for any new shares purchased. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.

                                  Stagecoach Tax-Free Income Funds Prospectus 43

Your Account

--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You Can Buy Fund Shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .  $1,000 per Fund minimum initial investment, or

 .  $100 per Fund minimum initial investment if you use the AutoSaver option.

 .  $100 per Fund for all investments after your first.

 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

44 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Important Information:

 . Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information or Annual Report. Copies are available free of charge from your selling agent or by calling 1-800 222-8222.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM Pacific time. Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next business day.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Funds' assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-
   8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without completing a new application.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.

                                  Stagecoach Tax-Free Income Funds Prospectus 45

Your Account

--------------------------------------------------------------------------------

How To Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.                Mail To:
-----------------------------------------------------  Stagecoach Funds
 Enclose a check for at least $1,000 made out          PO Box 7066
 in the full name and share class of the Fund.         San Francisco, CA
 For example, "Stagecoach National Tax-Free            94120-9201
 Fund, Class B".
-----------------------------------------------------
 You may start your account with $100 if you
 elect the AutoSaver option on the application.
--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.           Mail To:
 Be sure to write your account number on the           Stagecoach Funds
 check as well.                                        PO Box 7066
-----------------------------------------------------  San Francisco, CA
 Enclose the payment stub/card from your               94120-9201
 statement if available.
-------------------------------------------------------------------------------

===============================================================================
 BY WIRE
===============================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

 If You Do Not Currently Have An Account, Complete     Mail To:
 A Stagecoach Funds Application. You Must Wire         Stagecoach Funds
 At Least $1,000. Be Sure To Indicate The Fund Name    PO Box 7066
 And The Share Class Into Which You Intend To Invest. San Francisco, CA ----------------------------------------------------- 94120-9201
 Mail the completed application.                       FAX TO:
-----------------------------------------------------  1-415-546-0280
 You may also fax the completed application (with
 original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Instruct Your Wiring Bank To Transmit At Least $100   Wire To:
 According To The Instructions Given To The Right. Be  Wells Fargo Bank, N.A.
 Sure To Have The Wiring Bank Include Your Current     San Francisco,
 Account Number And The Name Your Account               California
 Is Registered In.
-----------------------------------------------------  Bank Routing Number:
                                                       121000248

                                                       Wire Purchase Account
                                                       Number:
                                                       4068-000587

                                                       Attention:
                                                       Stagecoach Funds (Name
                                                       of Fund and Share
                                                       Class)

                                                       Account Name:
                                                       (Registration Name
                                                       Indicated on
                                                       Application)
                                                      -------------------------

46 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------
================================================================================
 BY PHONE
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 You can only make your first purchase of a Fund
 by phone if you already have an existing Stagecoach
 Account.
-----------------------------------------------------
 Call Investor Services and instruct the
 representative to either:                             Call:
 .  transfer at least $1,000 from a linked
    settlement account, or                             1-800-222-8222
 .  exchange at least $1,000 worth of shares from an
    existing Stagecoach Fund. Please see "Exchanges"
    for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Call Investor Services and instruct the
 representative to either:
 .  transfer at least $100 from a linked settlement    Call:
    account, or
 .  exchange at least $100 worth of shares from        1-800-222-8222
    another Stagecoach Fund.
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
BY MAIL
================================================================================
 Write a letter stating your account registration,
 your account number, the Fund you wish to redeem
 and the dollar amount ($100 or more) of the
 redemption you wish to receive (or write "Full
 Redemption").
-----------------------------------------------------
 Make sure all the account owners sign the request.
-----------------------------------------------------
 You may request that redemption proceeds be sent      Mail To:
 to you by check, by ACH transfer into a bank          Stagecoach Funds
 account, or by wire ($5,000 minimum). Please          PO Box 7066
 call Investor Services regarding requirements for     San Francisco, CA
 linking bank accounts or for wiring funds. We         94120-9201
 reserve the right to charge a fee for wiring
 funds although it is not currently our practice
 to do so.
-----------------------------------------------------
 Signature Guarantees are required for mailed
 redemption requests over $5,000. You can get a
 signature guarantee at financial institutions such
 as a bank or brokerage house. We do not accept
 notarized signatures.
--------------------------------------------------------------------------------

                                  Stagecoach Tax-Free Income Funds Prospectus 47

Your Account

--------------------------------------------------------------------------------
================================================================================
 BY PHONE
================================================================================
 Call Investor Services to request a redemption of
 at least $100.
 Be prepared to provide your account number and
 Taxpayer Identification Number.
-----------------------------------------------------
 Unless you have instructed us otherwise, only one
 account owner needs to call in redemption requests.
-----------------------------------------------------
 You may request that redemption proceeds be sent
 to you by check, by transfer into an ACH-linked
 bank account, or by wire ($5000 minimum). Please
 call Investor Services regarding requirements for
 linking bank accounts or for wiring funds. We
 reserve the right to charge a fee for wiring funds         Call:
 although it is not currently our practice to do so.        1-800-222-8222
-----------------------------------------------------
 Telephone privileges are automatically made
 available to you unless you specifically decline
 them on your application or subsequently in writing.
-----------------------------------------------------
 Phone privileges allow us to accept transaction
 instructions by anyone representing themselves as
 the shareholder and who provides reasonable
 confirmation of their identity, such as providing
 the Taxpayer Identification Number on the account.
 We will not be liable for any losses incurred if
 we follow telephone instructions we reasonably
 believe to be genuine.
-----------------------------------------------------

 Telephone requests are not accepted if the address
 on your account has been changed by phone in the
 last 15 days
--------------------------------------------------------------------------------
================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================

 We will process all requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed the same business day.
--------------------------------------------------------------------------------
 We determine the NAV each day as of the close of regular trading on the NYSE, which is generally 1:00 PM Pacific time.
--------------------------------------------------------------------------------
 Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
 If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

 We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check or AutoSaver have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SECin order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

48 Stagecoach Tax-Free Income Funds Prospectus

Exchanges

--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 .  Exchanges between Class B shares, between Class C shares or between either
   Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may make exchanges between like share Classes. You may also exchange from Class A, B or C shares and non-institutional class shares to a non-institutional money market fund.

                                  Stagecoach Tax-Free Income Funds Prospectus 49

Additional Services and Other Information

--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the 25th day of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

   .  must have a Fund account valued at $10,000 or more;

   .  must have distributions reinvested; and

   .  may not simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

 . Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 .  Fund Purchase Plan - Uses your distributions to buy shares at NAV of another
   Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 . Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

50 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

 . Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

 Two Things to Keep In Mind About Distributions

 Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although all or a portion of the distribution may still be taxable to you.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

Dividends distributed from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax. A substantial portion of such dividends distributed by the Arizona Tax-Free Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund and the Oregon Tax-Free Fund to noncorporate shareholders will also be exempt from the respective state's income tax. Dividends attributable to a Fund's income from other investments and net short-term capital gain will be taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains , which may qualify for taxation at preferential rates in the hands of non corporate shareholders.

In general, all distributions will be taxable to you when paid, even if they are paid in additional Fund Shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated


                                  Stagecoach Tax-Free Income Funds Prospectus 51

Additional Services and Other Information

--------------------------------------------------------------------------------

securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

Historical Fund Information

Arizona Tax-Free Fund-- The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on March 2, 1992, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds, on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

California Tax-Free Bond Fund-- On December 12, 1997, the Overland Express California Tax-Free Bond Fund was reorganized as the California Tax-Free Bond Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Class A and C shares are the Financial Highlights of the Class A and D shares of the Overland Fund. The Overland Fund did not offer Class B shares. The Financial Highlights for Class B shares reflect prior performance of the Stagecoach Class B shares and are no longer part of the Fund's financial statements.

National Tax-Free Fund-- The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on January 15, 1993, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when FICM assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganiza-

52 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

tion, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Oregon Tax-Free Fund-- The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995 when FICM assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with the merger of First Interstate Bancorp with Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares-- We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


                                  Stagecoach Tax-Free Income Funds Prospectus 53

Additional Services and Other Information

--------------------------------------------------------------------------------

Statements-- We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees-- Stephens, as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted by Rule 12b-1.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

54 Stagecoach Tax-Free Income Funds Prospectus

Organization and Management of the Funds

--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized and the entities that perform different services and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================

================================================================================
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
     Advise current and prospective shareholders on their Fund Investments
--------------------------------------------------------------------------------

================================================================================
                                            TRANSFER AND
 DISTRIBUTOR &                           DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR      ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.        Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.       525 Market St.       525 Market St.
 Little Rock, AR      San Francisco, CA    San Francisco, CA
 Markets the Funds,   Manages the Funds'   Maintains records   Provides services
 distributes shares,  business activities  of shares and       to customers
 and manages the                           supervises the
 Funds' business                           paying of dividends
 activities
-------------------------------------------------------------------------------

===============================================================================
                            INVESTMENT SUB-ADVISOR
===============================================================================

          Wells Capital Management, 525 Market St., San Francisco, CA
                   Manages the Funds' investment activities
-------------------------------------------------------------------------------

===============================================================================
               INVESTMENT ADVISOR                     CUSTODIAN
===============================================================================
Wells Fargo Bank, 525 Market St.,           Wells Fargo Bank, 525 Market St.,
San Francisco, CA                           San Francisco, CA
Manages the Funds' investment activities    Provides safekeeping for the
                                            Funds' assets
-------------------------------------------------------------------------------

===============================================================================
                              BOARD OF DIRECTORS
===============================================================================
                       Supervises the Funds' activities
-------------------------------------------------------------------------------

                                  Stagecoach Tax-Free Income Funds Prospectus 55

Organization and Management of the Funds

--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the U.S. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal period ended March 31, 1998:

--------------------------------------------------------------------------------
  Arizona Tax-Free Fund                                    .15%
--------------------------------------------------------------------------------
  California Tax-Free Bond Fund                            .50%
--------------------------------------------------------------------------------
  California Tax-Free Income Fund                          .15%
--------------------------------------------------------------------------------
  National Tax-Free Fund                                   .15%
--------------------------------------------------------------------------------
  Oregon Tax-Free Fund                                     .15%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds. As of August
1, 1998, WCM provided investment advice for assets in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .15% of each Fund's assets up to the first $400 million, .125% of the next $400 million in assets, and .10% of all assets over $800 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Funds to Wells Fargo Bank.

56 Stagecoach Tax-free Income Funds Prospectus

--------------------------------------------------------------------------------

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets, for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.

Distribution Plan

We have adopted distribution plans for each class of the Funds. For Class A shares of the California Tax Free Bond and the California Tax-Free Income Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds and the Class B shares of the Arizona Tax-Free, California Tax-Free Bond, National Tax-Free and Oregon Tax-Free Funds, these plans are used to pay for distribution-related services including ongoing compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs.

For these services each Fund pays the following:

--------------------------------------------------------------------------------
                                         CLASS A   CLASS B    CLASS C
--------------------------------------------------------------------------------
  Arizona Tax-Free Fund                   .05%      .75%        N/A
--------------------------------------------------------------------------------
  California Tax-Free Bond Fund           .05%      .70%       .75%
--------------------------------------------------------------------------------
  California Tax-Free Income Fund         .05%       N/A        N/A
--------------------------------------------------------------------------------
  National Tax-Free Fund                  .05%      .75%       .75%
--------------------------------------------------------------------------------
  Oregon Tax-Free Fund                    .05%      .75%        N/A
--------------------------------------------------------------------------------

                                  Stagecoach Tax-Free Income Funds Prospectus 57

Organization and Management of the Funds

--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays the following:

--------------------------------------------------------------------------------
                                          CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
  Arizona Tax-Free Fund                   .25%      .25%        N/A
--------------------------------------------------------------------------------
  California Tax-Free Bond Fund           .30%      .30%       .25%
--------------------------------------------------------------------------------
  California Tax-Free Income Fund         .30%       N/A        N/A
--------------------------------------------------------------------------------
  National Tax-Free Fund                  .25%      .25%       .25%
--------------------------------------------------------------------------------
  Oregon Tax-Free Fund                    .25%      .25%        N/A
--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Stephen Galiani

   Manager - Tax-Exempt Securities

   Joined Wells Fargo Bank in 1997, worked for Qualivest Capital Management, Portland, Oregon as a Senior Portfolio Manager from May 1995 until May 1997, and was president and portfolio manager of Galiani Asset Management Corp. from March 1990.

 .  David Klug

   Senior Tax-Exempt Specialist

   With Wells Fargo Bank for over 15 years.

 .  Laura Milner

   Senior Tax-Exempt Specialist

   With Wells Fargo Bank for over 10 years.

 .  Mary Gail Walton

   Senior Tax-Exempt Specialist

   Joined Wells Fargo Bank in 1996 after the merger with First Interstate Bank, where she had worked since 1991.

58 Stagecoach Tax-Free Income Funds Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there is a chart showing important financial information about the Fund. The chart is called the "Financial Highlights" and is designed to help you understand the past performance of the Funds. The financial statements from which the Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Class A Calendar-Year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from a Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

                                  Stagecoach Tax-Free Income Funds Prospectus 59

--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Portfolio Turnover-- Portfolio turnover reflects the trading activity in each Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

60 Stagecoach Tax-Free Income Funds Prospectus

Glossary

--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Funds' portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund or portfolio, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar for dollar basis.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

                                  Stagecoach Tax-Free Income Funds Prospectus 61

Glossary

--------------------------------------------------------------------------------

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity

The ability to readily sell a security at its fair price.

Municipal Obligations

We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term).

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific time.

Non-Diversified

Any fund that does not have a policy as described under "Diversified" in this Glossary.

62 Stagecoach Tax-Free Income Funds Prospectus

--------------------------------------------------------------------------------

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Senior Securities

A security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stockholder does in the event of a company's liquidation.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Standard & Poors (S&P)

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

                                  Stagecoach Tax-Free Income Funds Prospectus 63

Glossary

--------------------------------------------------------------------------------

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity

The average remaining maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

64 Stagecoach Tax-Free Income Funds Prospectus
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

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222 or from
Stagecoach Funds
P.O. Box 7066
San Francisco, CA
94120-7066

     ===========================================================================
     STAGECOACH FUNDS:
     ---------------------------------------------------------------------------
     . are NOT insured by the FDIC.
     . are NOT obligations or deposits of Wells Fargo Bank,
       nor guaranteed by the Bank.
     . involve investment risk, including possible loss of principal.
     ===========================================================================

[LOGO OF RECYCLED PAPER]                                     SC IX P (8/98)
Printed on Recycled Paper

August 1, 1998
                                                           STAGECOACH FUNDS(R)


Stagecoach
     Allocation Funds
Prospectus



Asset                           Please read this Prospectus and keep it for
Allocation Fund                 future reference. It is designed to provide
                                you with important information and to help you
Index Allocation                decide if a Fund's goals match your own.
Fund
                                These securities have not been approved or
U.S. Government                 disapproved by the U.S. Securities and
Allocation Fund                 Exchange Commission ("SEC"), any state
                                securities commission or any other regulatory
Class A, Class B and            authority, nor have any of these authorities
Class C                         passed upon the accuracy or adequacy of this
                                Prospectus. Any representation to the contrary
Investment Advisor              is a criminal offense.
and Administrator:
                                Fund shares are NOT deposits or other
Wells Fargo Bank                obligations of, or issued, endorsed or
                                guaranteed by, Wells Fargo Bank, N.A. ("Wells
Investment                      Fargo Bank"), Barclays Global Investors, N.A.,
Sub-Advisor:                    or any of their affiliates. Fund shares are
                                NOT insured or guaranteed by the U.S.
Barclays Global                 Government, the Federal Deposit Insurance
Fund Advisors                   Corporation ("FDIC"), the Federal Reserve
                                Board or any other governmental agency. AN
Distributor and                 INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
Co-Administrator:               INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information about the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                        Key Information                            4

                        Summary of Expenses                        6

--------------------------------------------------------------------------------

The Funds               Asset Allocation Fund                     10

This section contains   Index Allocation Fund                     16
important information
about the individual    U.S. Government Allocation Fund           24
Funds.
                        General Investment Risks                  32

--------------------------------------------------------------------------------

Your Account            A Choice of Share Classes                 34

Turn to this section    Reduced Sales Charges                     37
for information on
how to open and         Your Account                              41
maintain your account,
including how to buy,   How to Buy Shares                         43
sell and exchange
Fund shares.            Selling Shares                            44

                        Exchanges                                 46

                        Additional Services and
                         Other Information                        47

--------------------------------------------------------------------------------

Reference               Organization and Management
                         of the Funds                             52
Look here for details
on the organization of  How to Read the Financial Highlights      57
the Funds and term
definitions.            Glossary                                  58

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Allocation Funds

The Funds described in this Prospectus pursue a strategy of allocating and reallocating investments among various asset classes to capture returns and reduce risk. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 . you are looking for the diversification an asset allocation strategy provides; and

 . you are willing to accept the risks of investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 .  you are unwilling to accept the risk that you may lose the money you invest;
   or

 .  you are looking for an investment limited to a single asset class.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by a Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

An "asset class" is a broad category of investments such as "bonds" or "equities". "Allocation" refers to the division of investments among two or more asset classes. The Funds offered in this Prospectus are managed using a computer "model" that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.


4  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Dividends

We pay dividends, if any, quarterly for the Asset Allocation and Index Allocation Funds. Dividends for the U.S. Government Allocation Fund are declared daily and paid monthly. Capital gains, if any, are distributed at least annually.

                                     Stagecoach Allocation Funds Prospectus  5

Allocation Funds                                             Summary of Expenses
--------------------------------------------------------------------------------

====================================================================================================================================
SHAREHOLDER TRANSACTION EXPENSES
====================================================================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Asset Allocation              Index Allocation              U.S. Govt. Allocation
------------------------------------------------------------------------------------------------------------------------------------
                                           Class A    Class B   Class C       Class A   Class B   Class C         Class A   Class B
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge on a
  purchase (as a percentage
  of offering price)                       4.50%       None      None          4.50%      None      None           4.50%     None
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge on
  reinvested dividends                     None        None      None          None       None      None           None      None
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge on:
   Redemption during first year            None        5.00%     1.00%         1.00%      None      5.00%          None      5.00%
   Redemption after first
    year                                   None        4.00%     None          None       None      4.00%          None      4.00%
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange fees                             None        None      None          None       None      None           None      None
-----------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
====================================================================================================================================
 Expenses shown reflect contract amounts and amounts payable by each Fund.  The expenses shown under "Other Expenses" and "Total Fund Operating Expenses" have been estimated or restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers that may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National
 Association of Securities Dealers, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Asset Allocation                   Index Allocation           U.S. Govt Allocation
                                       --------------------------------------------------------------------------------------------
                                           Class A    Class B   Class C       Class A    Class B   Class C      Class A   Class B
-----------------------------------------------------------------------------------------------------------------------------------
 Rule 12b-1 fee                            0.05%       0.70%     0.75%         0.25%      0.75%     0.75%          0.05%     0.70%
-----------------------------------------------------------------------------------------------------------------------------------
 Management fee                            0.36%/1/    0.36%/1/  0.36%/1/      0.70%      0.70%     0.70%          0.50%     0.50%
-----------------------------------------------------------------------------------------------------------------------------------
 Other expenses (after waivers or
  reimbursements)                          0.58%       0.58%     0.53%         0.37%      0.61%     0.61%          0.64%     0.64%
-----------------------------------------------------------------------------------------------------------------------------------
 Total fund operating
  expenses (after waivers
  or reimbursements)                       0.99%       1.64%     1.64%         1.32%      2.06%     2.06%          1.19%     1.84%
-----------------------------------------------------------------------------------------------------------------------------------
 Other expenses (before
  waivers or reimbursement)                0.58%       0.58%     0.53%         0.37%      2.58%     0.64%          0.71%     0.88%
-----------------------------------------------------------------------------------------------------------------------------------
 Total fund operating
  expenses (before waivers
  or reimbursements)                       0.99%       1.64%     1.64%         1.32%      4.03%     2.09%          1.26%     2.08%
-----------------------------------------------------------------------------------------------------------------------------------

/1/ Fee shown for Asset Allocation Fund is after waiver. The maximum fee before waivers is .50%.


6  Stagecoach Allocation Funds Prospectus
                                       Stagecoach Allocation Funds Prospectus  7

Allocation Funds                                 Summary of Expenses (continued)
--------------------------------------------------------------------------------

====================================================================================================================================
EXAMPLE OF EXPENSES--THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER
THAN THOSE SHOWN.
====================================================================================================================================
You would pay the following expenses
on a $1,000 investment assuming a 5%            Asset Allocation                   Index Allocation           U.S. Govt Allocation
annual return and that you redeem     --------------------------------------------------------------------------------------------
your shares at the end of each period.    Class A    Class B   Class C       Class A    Class B   Class C      Class A   Class B
-----------------------------------------------------------------------------------------------------------------------------------
 1 year                                   $ 55         $ 67     $ 27            $ 58       $ 71     $ 31        $ 57        $69
-----------------------------------------------------------------------------------------------------------------------------------
 3 years                                  $ 75         $ 82     $ 52            $ 85       $ 95     $ 65        $ 81        $88
-----------------------------------------------------------------------------------------------------------------------------------
 5 years                                  $ 97         $109     $ 89            $114       $131     $111        $107       $120
-----------------------------------------------------------------------------------------------------------------------------------
 10 years                                 $161         $161     $194            $197       $203     $239        $183       $183
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
EXAMPLE OF EXPENSES--THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER
THAN THOSE SHOWN.
===================================================================================================================================
You would pay the following expenses
on a $1,000 investment assuming a 5%
annual return and that you do not              Asset Allocation                   Index Allocation           U.S. Govt Allocation
redeem your shares at the end of each   -------------------------------------------------------------------------------------------
period.                                  Class A    Class B   Class C       Class A    Class B   Class C      Class A   Class B
-----------------------------------------------------------------------------------------------------------------------------------
 1 year                                   $ 55         $ 17     $ 17            $ 58       $ 21     $ 21        $ 57       $ 19
-----------------------------------------------------------------------------------------------------------------------------------
 3 years                                  $ 75         $ 52     $ 52            $ 85       $ 65     $ 65        $ 81       $ 58
-----------------------------------------------------------------------------------------------------------------------------------
 5 years                                  $ 97         $ 89     $ 89            $114       $111     $111        $107       $100
-----------------------------------------------------------------------------------------------------------------------------------
 10 years                                 $161         $161     $194            $197       $203     $239        $183       $183
-----------------------------------------------------------------------------------------------------------------------------------



8  Stagecoach Allocation Funds Prospectus
                                       Stagecoach Allocation Funds Prospectus  9

Asset Allocation Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Barclays Global Fund Advisors
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Asset Allocation Fund seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

                Investment Policies

                We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           The asset classes we invest in are composed as follows:

                . Stock Investments--We invest in common stocks representative of the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, stock investments are made according to a weighted formula intended to match the total return of the S&P 500 Index as closely as possible; and

                . Bond Investments--We invest in U.S. Treasury Bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index have remaining maturities of twenty years or more; and

                . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

                In addition, under normal market conditions, we may invest:

                . In call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and Interest Rate Futures contracts as a substitute for a comparable market position in stocks;

                .  In interest rate and Index Swaps; and

                . Up to 25% of total assets in foreign obligations qualifying as money market investments.


10  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

                We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a means to set a level of risk tolerance for the Fund.

                We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 29 and the specific risks listed below. They are equally important to your investment choice.

                You should consider that we may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual security.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Barclays Global Fund Advisors ("BGFA"), as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions for expected risks and returns and investor attitudes for risk. The model is run daily and recommendations are made in 5% increments. No single person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes.
                Instead, it is designed for investors with investment horizons of three to five years.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                     Stagecoach Allocation Funds Prospectus  11

Asset Allocation Fund                                      Financial Highlights

See "Historical Fund Information" on page 49.
                        See "How to Read the Financial Highlights" on page 56.
--------------------------------------------------------------------------------

=========================================================================================
FOR A SHARE OUTSTANDING
=========================================================================================
                             CLASS A SHARES -- COMMENCED ON NOVEMBER 13, 1986
-----------------------------------------------------------------------------------------
                             March 31,      March 31,  Sept. 30,    Dec. 31,    Dec. 31,
For the period ended:          1998          1997/1/    1996/2/       1995       1994
-----------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $    20.30   $    21.24   $    20.74   $    16.73   $  18.80
------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income            0.69         0.41         0.57         0.74       0.77
  Net realized and
   unrealized gain (loss)
   on investments                  6.37         0.65         0.50         4.07      (1.31)
------------------------------------------------------------------------------------------
 Total from investment
  operations                       7.06         1.06         1.07         4.81      (0.54)
------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income              (0.69)       (0.41)       (0.57)       (0.74)     (0.77)
  Distributions from net
   realized gain                  (1.68)       (1.59)        0.00        (0.06)     (0.76)
------------------------------------------------------------------------------------------
 Total from distributions         (2.37)       (2.00)       (0.57)       (0.80)     (1.53)
------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $    24.99   $    20.30   $    21.24   $    20.74   $  16.73
------------------------------------------------------------------------------------------
 Total return (not
  annualized)                     36.08%        4.94%        5.14%       29.18%    (2.82)%
------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $1,305,848   $1,041,622   $1,057,346   $1,077,935   $896,943
------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets              0.95%      0.92%/3/     0.90%/3/       0.84%      0.84%
  Ratio of net investment
   income to
   average net assets              2.99%      3.91%/3/     3.53%/3/       3.81%      4.30%
------------------------------------------------------------------------------------------
 Portfolio turnover                  51%         5%/4/        1%/4/         15%        49%
------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses              N/A         N/A          N/A            N/A        N/A
------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
   net assets prior to
   waived fees and
   reimbursed expenses             N/A         N/A          N/A            N/A        N/A
------------------------------------------------------------------------------------------
==========================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS           1997        1996            1995      1994
==========================================================================================
Returns for other share classes may vary      22.01%      11.65%          29.18%    -2.82%
due to different fees and expenses. These
returns reflect fee waivers and reimbursements,
do not reflect sales loads and are not a
guarantee of future performance.
------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The fund changed its fiscal year-end from December 31 to September 30.
/3/ Ratio includes income and expenses charged to the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The
    Portfolio turnover for the period from April, 1996 to September 30, 1996 was 28%.


12   Stagecoach Allocation Funds Prospectus

Asset Allocation Fund                                      Financial Highlights


See "Historical Fund Information" on page 49.
                    See "How to Read the Financial Highlights" on page 56.
--------------------------------------------------------------------------------

============================================================================================
FOR A SHARE OUTSTANDING
============================================================================================
                            Dec. 31,   Dec. 31,   Dec. 31,    Dec.31,    Dec. 31,   Dec. 31,
For the period ended:         1993       1992       1991       1990        1989       1988
------------------------------------------------------------------------------------------------
 Net asset value,
   beginning of period          17.89  $   17.65   $  14.45   $  13.42      $  12.00   $  10.93
------------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income           0.77       0.87       0.92       0.91          0.93       0.72
  Net realized and
   unrealized gain (loss)
   on investments                1.88       0.31       2.28       0.12          0.49       0.35
------------------------------------------------------------------------------------------------
 Total from investment
  operations                     2.65       1.18       3.20       1.03          1.42       1.07
------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            (0.87)      0.00       0.00       0.00          0.00       0.00
  Distributions from net
   realized gain                (0.97)     (0.07)      0.00       0.00          0.00       0.00
------------------------------------------------------------------------------------------------
 Total from distribution        (1.74)     (0.94)      0.00       0.00          0.00       0.00
------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                    $   18.80   $  17.89   $  17.65   $  14.45      $  13.42   $  12.00
------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                   15.00%      7.00%     22.13%      7.68%        11.83%      9.79
------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)            $1,048,667   $542,226   $367,251   $261,881      $229,211   $172,326
------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets            0.86%      0.95%      0.95%      0.96%         1.02%      1.00
  Ratio of net investment
   income to
   average net assets            4.20%      5.22%      5.88%      6.59%         7.35%      6.23
------------------------------------------------------------------------------------------------
 Portfolio turnover                40%         5%        25%        88%          117%        94%
------------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses            0.86%      0.97%       N/A        N/A           N/A        N/A
------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
   net assets prior to
   waived fees and
   reimbursed expenses             N/A        N/A     4.20%      5.20%       N/A        N/A
------------------------------------------------------------------------------------------------
================================================================================================
CLASS A SHARES CALENDAR YEAR
RETURNS                          1993      1992    1991      1990     1989    1988
================================================================================================
Returns for other share classes  15.00%    7.00%   22.13%    7.68%   11.83%   9.79%
may vary due to different fees
and expenses. These returns
reflect fee waivers and
reimbursements, do not reflect
sales loads and are not a
guarantee of future performance.
------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The fund changed its fiscal year-end from December 31 to September 30.
/3/ Ratio includes income and expenses charged to the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The
    Portfolio turnover for the period from April, 1996 to September 30, 1996 was 28%.


                                      Stagecoach Allocation Funds Prospectus  13

Asset Allocation Fund                                      Financial Highlights

See "Historical Fund Information" on page 49.
                          See "How to Read the Financial Highlights" on page 56.
--------------------------------------------------------------------------------

==========================================================================================
FOR A SHARE OUTSTANDING
==========================================================================================
                                               CLASS B SHARES -- COMMENCED
                                               ON JANUARY 1, 1995
                                               -------------------------------------------
                                                March 31,   March 31,  Sept. 30,  Dec. 31,
For a period ended:                               1998        1997/1/   1996/2/    1995
------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $  12.29   $12.84/2/ $12.50/3/ $ 10.00
------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                               0.29      0.19      0.28      0.22
  Net realized and unrealized gain
   on investments                                     3.89      0.41      0.34      2.53
------------------------------------------------------------------------------------------
 Total from investment operations                     4.18      0.60      0.62      2.75
------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income               (0.29)    (0.19)    (0.28)    (0.22)
  Distributions from net realized gain               (1.02)    (0.96)     0.00     (0.03)
------------------------------------------------------------------------------------------
 Total from distributions                            (1.31)    (1.15)    (0.28)    (0.25)
------------------------------------------------------------------------------------------
 Net asset value, end of period                   $  15.16   $ 12.29   $ 12.84   $ 12.50
------------------------------------------------------------------------------------------
 Total return (not annualized)                       35.16%     4.62%     4.96%    27.72%
------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                $267,060   $89,252   $63,443   $26,271
------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.60%/4/  1.53%/3/  1.14%/3/    1.53%
  Ratio of net investment income to
   average net assets                               2.15%/4/  3.30%/3/  3.37%/3/    2.71%
------------------------------------------------------------------------------------------
 Portfolio turnover                                   51%/5/     5%/5/     1%/5/      15%
------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior
   to waived fees and reimbursed expenses              N/A    1.58%/3/  1.56%/3/    1.76%
------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and                 N/A    3.25%/3/  2.95%/3/    2.48%
 reimbursed expenses
------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The fund changed its fiscal year-end from December 31 to September 30. /3/ Ratio includes income and expenses charged to the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover rate for the period from April, 1996 to September 30, 1996 was 28%.
/5/ Represents activity from the Master Portfolio.


14  Stagecoach Allocation Funds Prospectus

This page intentionally left blank
-------------------------------------------------------------------------------



                                      Stagecoach Allocation Funds Prospectus  15

Index Allocation Fund
-------------------------------------------------------------------------------

                Advisor:      Wells Fargo Bank

                Sub-Advisor:  Barclays Global Fund Advisors
-------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Index Allocation Fund seeks to earn over the long-term a high level of total return, that is, income and capital appreciation combined, consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes-common stocks in the S&P 500 Index, U.S. Treasury Bonds and money market instruments.

                Investment Policies

                We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others and that timely shifts based on the relative over or under-valuation of these classes may produce superior investment returns.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           We invest in the following asset classes:

                . Stock Investments--We invest in common stocks representative of the S&P 500 Index. We do not individually select common stock on the basis of traditional investment analysis. Instead stock investments are made according to a weighted formula intend to match the of the S&P 500 Index as closely as possible.

                . Bond Investments--We invest in U.S. Treasury bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of 20 years or more; and

                . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

                In addition, under normal market conditions, we invest:

                . at least 65% of assets in stocks representative of the S&P 500 Index, the Lehman Brothers 20+ Bond Index or a combination of both;

                . in call and put options on stock indexes, stock index futures,


16  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

                   options on stock index futures, interest rate and Interest Rate Futures contracts as a substitute for a comparable market position in stocks;

                .  in interest rate and Index Swaps; and

                . up to 25% of total assets in obligations of foreign banks qualifying as money market investments.

                We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Fund.

                We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 29 and the specific risks listed below. They are equally important to your investment choice.

                We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. Investments in options on stock indexes depend on movements in the market in general, or price level movements for a particular index, rather than price movements for an individual issue.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Barclays Global Fund Advisors, as the sub-advisor, uses a
                proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions for expected risks and returns and investor attitudes for risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from


                                      Stagecoach Allocation Funds Prospectus  17

Index Allocation Fund
--------------------------------------------------------------------------------

                responsible for recommending either the asset or the mix of securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years. We allocate investments among the asset classes described above. The Fund does not attempt to replicate the performance of a single index and is not an index fund.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


18  Stagecoach Allocation Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Index Allocation Fund                                       Financial Highlights

See "Historical Fund Information" on page 49.
                          See "How to Read the Financial Highlights" on page 56.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                             CLASS A SHARES --
                             COMMENCED ON APRIL 7, 1998
------------------------------------------------------------------------------------------------------------------------------------
                             March 31,      Dec. 31,      Dec. 30,        Dec, 31,       Dec. 31,        Dec. 31,
For the period ended:          1998           1997          1996            1995           1994            1993
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $ 15.51        $ 13.99        $ 13.76        $ 10.67        $ 11.90        $ 11.45
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income         0.01           0.28           0.29           0.28           0.31           0.30
  Net realized and
   unrealized gain (loss)
   on investments               2.04           3.23           2.02           3.42          (0.39)          1.12
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations (loss)             2.05           3.51           2.31           3.70          (0.08)          1.42
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income           (0.01)         (0.28)         (0.29)         (0.28)         (0.31)         (0.30)
  Distributions from net
   realized gain                0.00          (1.71)         (1.79)         (0.33)         (0.84)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions      (0.01)         (1.99)         (2.08)         (0.61)         (1.15)         (0.97)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                       17.55        $ 15.51        $ 13.99        $ 13.76        $ 10.67        $ 11.90
------------------------------------------------------------------------------------------------------------------------------------
 Total return/1/               13.23%         25.18%         17.04%         34.71%        (0.68)%         12.54%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $92,733        $80,512        $60,353        $52,007        $40,308        $53,124
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets           1.31%          1.26%          1.31%          1.30%          1.30%          1.36%
  Ratio of net investment
   income to
   average net assets           0.30%          1.82%          2.06%          2.07%          2.41%          2.64%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                0%            80%            67%            47%            50%            53%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses           1.32%          1.29%          1.44%          1.35%          1.38%          1.47%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed expenses           0.29%          1.79%          1.93%          2.02%          2.33%          2.53%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS            1997          1996           1995           1994           1993
====================================================================================================================================
Returns for other share classes may           25.18%         17.04%         34.71%         -0.68%         12.54%
vary due to different fees and
expenses. These returns reflect fee
waivers and reimbursements, do not
reflect sales loads and are not a
guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges. Total returns for periods annualized.


20  Stagecoach Allocation Funds Prospectus

Index Allocation Fund                                       Financial Highlights

See "Historical Fund Information" on page 49.
                          See "How to Read the Financial Highlights" on page 56.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                             CLASS A SHARES --
                             COMMENCED ON APRIL 7, 1998
------------------------------------------------------------------------------------------------------------------------------------
                              Dec. 31,       Dec. 31,      Dec. 31,       Dec., 31,      Dec. 31,
For the period ended:          1992           1991          1990           1989            1988
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period          $ 11.95       $ 10.31       $ 10.39      $   10.17        $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income           0.47          0.57          0.63           0.67           0.28
  Net realized and
   unrealized gain (loss)
   on investments                 0.36          1.51          0.10           0.33           0.18
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations (loss)               0.83          2.08          0.73           1.00           0.46
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income             (0.63)       (0.44)         (0.61)         (0.63)         (0.27)
  Distributions from net
   realized gain                 (0.70)         0.00         (0.20)         (0.15)         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions        (1.33)        (0.44)        (0.81)         (0.78)         (0.29)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                        $11.45      $ 11.95        $ 10.31        $ 10.39        $ 10.17
------------------------------------------------------------------------------------------------------------------------------------
 Total return/1/                  7.44%       20.69%          7.08%         10.23%          4.60%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period    $41,165      $38,663        $27,689       $23,814          $13,220
  (000s)
------------------------------------------------------------------------------------------------------------------------------------
 Ratios  to average net assets
 annualized:
  Ratio of expenses to average
   net assets                     1.25%      1.38%           1.59%          1.76%           1.76%
  Ratio of net investment income
   to average net assets          4.08%      5.23%           6.01%          6.44%           4.69%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                 38%        18%             94%            62%            200%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses             1.71%      1.56%           1.74%          2.37%           3.02%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior
  to waived fees and reimbursed
  expenses                        3.62%      5.05%           5.86%          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS            1992          1991           1990           1989
==================================================================================================================================
Returns for other share classes may             7.44%         20.69%          7.08%         10.23%
vary due different fees and
expenses. These returns reflect fee
waivers and reimbursements, do not
reflect sales loads and are not a
guarantee of future performance.
----------------------------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges. Total returns for periods annualized.


                                      Stagecoach Allocation Funds Prospectus  21

Index Allocation Fund                                      Financial Highlights

See "Historical Fund Information" on page 49.
                          See "How to Read the Financial Highlights" on page 56.
-------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                                CLASS B SHARES -- COMMENCED                     CLASS C SHARES -- COMMENCED
 For the period ended:                              ON DECEMBER 15, 1997                               ON JULY 1, 1993
                                                -----------------------------------------------------------------------------------
                                                    Mar. 31,  Dec. 31,  Mar. 31,  Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
                                                      1998      1997      1998      1997      1996      1995       1994      1993
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 19.31   $  18.99   $ 19.32   $ 17.42   $ 17.10   $ 13.26   $ 14.75   $15.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                               (0.01)      0.00     (0.02)     0.20      0.22      0.20      0.25     0.07
  Net realized and unrealized gain
   (loss) on investments                               2.51       0.32      2.52      4.00      2.54      4.24     (0.45)    0.61
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations (loss)               2.50       0.32      2.50      4.20      2.76      4.44     (0.20)    0.68
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                 0.00       0.00      0.00     (0.20)    (0.22)    (0.20)    (0.25)   (0.10)
  Distributions from net realized gain                 0.00       0.00      0.00     (2.10)    (2.22)    (0.40)    (1.04)   (0.83)
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                              0.00       0.00      0.00     (2.30)    (2.44)    (0.60)    (1.29)   (0.93)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 21.81   $  19.31   $ 21.82   $ 19.32   $ 17.42   $ 17.10   $ 13.26   $14.75
------------------------------------------------------------------------------------------------------------------------------------
 Total return/1/                                      12.95%      1.69%    13.00%    24.07%    16.37%    33.72%   (1.38)%    4.56%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                  $ 3,322   $    356   $56,164   $46,084   $24,655   $16,075   $ 9,798   $8,996
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets                                              2.06%      2.05%     2.05%     2.02%     2.05%     2.05%     2.01%    0.96%
  Ratio of net investment income to
   average net assets                                (0.43)%    (0.17)%   (0.44)%     1.00%     1.35%     1.30%     1.75%    0.53%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                       0%        80%        0%       80%       67%       47%       50%      53%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                                  4.03%     15.17%     2.09%     2.05%     2.20%     2.17%     2.20%    1.12%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed  expenses                       (2.40)%   (13.29)%   (0.48)%     0.97%     1.20%     1.18%     1.56%    0.37%
------------------------------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.


22  Stagecoach Allocation Funds Prospectus
                                Stagecoach Allocation Funds Prospectus   23

U.S. Government Allocation Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Barclays Global Fund Advisors
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The U.S. Government Allocation Fund seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

                Investment Policies

                We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           The asset classes we invest in are composed as follows:

                . Long-Term Investments -- We invest in U.S. Treasury bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index have maturities of twenty years or more.

                . Intermediate-Term Investments -- We invest in U.S. Treasury securities representative of the Lehman Brothers U.S. Government Intermediate Bond Index. Bonds on this Index have maturities of one to twenty years.

                . Short-Term Investments -- We invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

                In addition, under normal market conditions, we invest:

                .  at least 65% of total assets in U.S. Government obligations;
                   and

                . up to 25% of total assets in foreign obligations qualifying as money market investments.

                As long as we keep 65% of assets in U.S. Government obligations, we are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single asset class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations,


 24  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

                repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 29 and the specific risks listed below. They are equally important to your investment choice.

                We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Barclays Global Fund Advisors, as the Sub-Advisor, uses a
                proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions for expected risks and returns and investor attitudes for risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                Stagecoach Allocation Funds Prospectus   25

U.S. Government Allocation Fund                            Financial Highlights

See "Historical Fund Information" on page 49.
                         See "How to Read the Financial Highlights" on page 56.
-------------------------------------------------------------------------------

=============================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================
                                  CLASS A SHARES -- COMMENCED
                                  ON MARCH 31, 1987
                                  -----------------------------------------------------------
                                  Mar. 31, Mar. 31, Sep. 31, Dec. 31, Dec. 31,  Dec. 31,
 For the period ended:            1998     1997/1/  1996/2/   1995     1994      1993
---------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                          $14.32   $14.48   $14.98   $13.76   $ 15.71   $15.41
---------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)      0.77     0.42     0.59     0.79      0.87     0.96
  Net realized and unrealized
   gain (loss)
   on investments                   0.55    (0.16)   (0.50)    1.22     (1.95)    1.69
---------------------------------------------------------------------------------------------
 Total from investment
  operations                        1.32     0.26     0.09     2.01     (1.08)    2.65
---------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income               (0.77)   (0.42)   (0.59)   (0.79)    (0.87)   (0.96)
  Distributions from net
   realized gain                    0.00     0.00     0.00     0.00      0.00    (1.39)
---------------------------------------------------------------------------------------------
 Total from distributions          (0.77)   (0.42)   (0.59)   (0.79)    (0.87)   (2.35)
---------------------------------------------------------------------------------------------
 Net asset value, end of period   $14.87   $14.32   $14.48   $14.98   $ 13.76   $15.71
---------------------------------------------------------------------------------------------
 Total return (not annualized)      9.36%    1.75%    0.69%   14.91%   (6.99)%   17.46%
---------------------------------------------------------------------------------------------
  Net assets, end of
   period (000s)                 $82,958  $86,930  $98,741 $135,577 $140,066  $283,206
---------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets               1.16%    1.00%/3/ 1.12%/3/ 1.04%    1.01%     0.99%
  Ratio of net investment
   income to
 average net assets                 5.21%    5.70%/3/  5.45%/3/ 5.41%   5.94%     5.92%
---------------------------------------------------------------------------------------------
 Portfolio turnover                   62%     113%/5/    31%/4/  292%    112%      150%
---------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses               1.26%    1.31%/3/  1.20%/3/ 1.07%   1.08%     1.02%
---------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed  expenses              5.11%    5.39%3    5.37%3   5.38%   5.87%     5.89%
---------------------------------------------------------------------------------------------
=============================================================================================
                                              1997     1996     1995     1994      1993
=============================================================================================
Returns for other share classes              6.96%     3.48%   14.91%  -6.99%    17.46
may vary due to different fees
and expenses. returns reflect fee
waivers and reimbursements, do
not reflect sales loads and are
not a guarantee of future
performance.
---------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The fund changed its fiscal year-end from December 31 to September 30.
/3/ Ration includes and expenses charged to the master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The
    Portfolio turnover for he period from April 28, 1996 to September 30, 1996 was 87%.
/5/ Reflects activity of the Master Portfolio.


26  Stagecoach Allocation Funds Prospectus

U.S. Government Allocation Fund                            Financial Highlights

See "Historical Fund Information" on page 49.
                          See "How to Read the Financial Highlights" on page 56.
--------------------------------------------------------------------------------

=====================================================================================
                                   CLASS A SHARES -- COMMENCED
                                   ON MARCH 31, 1987
                                   --------------------------------------------------
                                   Dec. 31, Dec. 31, Mar. 31, Dec. 31,  Dec. 31,
 For the period ended:              1992      1991    1990     1989      1988
-------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                          $15.41   $13.14   $12.49   $11.05   $10.34
-------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)      0.87     0.94     0.92     0.93     0.87
  Net realized and unrealized
   gain (loss)
   on investments                   0.04     1.33    (0.27)    0.51    (0.16)
-------------------------------------------------------------------------------------
 Total from investment
  operations                        0.91     2.27     0.65     1.44     0.71
-------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income               (0.87)    0.00     0.00     0.00     0.00
  Distributions from net
   realized gain                   (0.04)    0.00     0.00     0.00     0.00
-------------------------------------------------------------------------------------
 Total from distributions          (0.91)    0.00     0.00     0.00     0.00
-------------------------------------------------------------------------------------
 Net asset value, end of period   $15.41   $15.41   $13.14   $12.49   $11.05
-------------------------------------------------------------------------------------
 Total return (not annualized)      6.30%   17.21%    5.20%   13.03%    6.87%
-------------------------------------------------------------------------------------
  Net assets, end of
   period (000s)               127,504   $30,098   $19,777   $14,367   $ 10,330
-------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets             1.00%     1.01%     1.03%     1.05%      0.99%
  Ratio of net investment
   income to
   average net assets             6.06%     6.77%     7.34%     7.90%      8.04%
-------------------------------------------------------------------------------------
 Portfolio turnover                 33%      147%      558%       17%        42%
-------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.08%      N/A       N/A       N/A        N/A
-------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed expenses             5.98%      N/A       N/A       N/A        N/A
-------------------------------------------------------------------------------------
=============================================================================================
                                        1992      1991        1990        1989      1988
=============================================================================================
Returns for other share classes         6.30%    17.21%       5.20%      13.03%     6.87%
may vary due to different fees
and expenses. returns reflect fee
waivers and reimbursements, do
not reflect sales loads and are
not a guarantee of future
performance.
---------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The fund changed its fiscal year-end from December 31 to September 30.
/3/ Ration includes and expenses charged to the master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The
    Portfolio turnover for he period from April 28, 1996 to September 30, 1996 was 87%.
/5/ Reflects activity of the Master Portfolio.


                                      Stagecoach Allocation Funds Prospectus  27

U.S. Government Allocation Fund                           Financial Highlights

See "Historical Fund Information"    See "How to Read the Financial Highlights"
on page 49.                                                         on page 56.
--------------------------------------------------------------------------------

============================================================================================
FOR A SHARE OUTSTANDING
============================================================================================
                                               CLASS B SHARES -- COMMENCED
                                               ON JANUARY 1, 1995
                                               ---------------------------------------------
                                               March 31,    March 31,  Sept. 30,   Dec. 31,
For a period ended:                              1998        1997/1/    1996/2/      1995
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $10.42      $10.54     $10.91      $10.00
--------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                     0.49        0.27       0.36        0.49
  Net realized and unrealized gain (loss)
 on investments                                    0.40       (0.12)     (0.37)       0.91
--------------------------------------------------------------------------------------------
 Total from investment operations                  0.89        0.15      (0.01)       1.40
--------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income            (0.49)      (0.27)     (0.36)      (0.49)
  Distributions from net realized gain             0.00        0.00       0.00        0.00
--------------------------------------------------------------------------------------------
 Total from distributions                         (0.49)      (0.27)     (0.36)      (0.49)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.82      $10.42     $10.54       $10.91
--------------------------------------------------------------------------------------------
 Total return (not annualized)                     8.64%       1.42%       0.11%       14.11%
--------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)              $14,144     $ 7,221     $ 6,406       $4,077
--------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets          1.82%/4/    1.61%/3/    1.92%/3/     1.65%
  Ratio of net investment income to
 average net assets                                4.40%/4/    5.12%/3/    4.60%/3/     4.31%
--------------------------------------------------------------------------------------------
 Portfolio turnover                                  62%/5/     113%/5/      31%/4/      292%
--------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses            2.08%/4/    2.28%/3/    2.21%/3/     2.36%
--------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 to assets prior to waived fees and                4.14%/4/    4.45%/3/    4.31%/3/     3.60%
 reimbursed expenses
--------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed its fiscal year-end from December 31 to September 30.
/3/ Ratio includes income and expenses charged to the Master Portfolio.
/4/ Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 28, 1996 to September 30, 1996 was 87%.
/5/ Reflects activity of the Master Portfolio.


28  Stagecoach Allocation Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices-- and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Asset Allocation and Index Allocation Funds invest in equities which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or


                                    Stagecoach Allocation Funds Prospectus  29

General Investment Risks
--------------------------------------------------------------------------------

   variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . The Asset Allocation and Index Allocation Funds invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and emerging markets that are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


30  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase the Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be not assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


                                    Stagecoach Allocation Funds Prospectus  31

General Investment Risks
--------------------------------------------------------------------------------

        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policy. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional Information about the investment practices and risks particular to each Fund.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
        ========================================================================


32  Stagecoach Allocation Funds Prospectus

                                                                       ASSET           INDEX      U.S. GOVERNMENT
                                                                     ALLOCATION      ALLOCATION      ALLOCATION
================================================================================================================
INVESTMENT PRACTICE:                     RISK:
================================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates          Interest Rate and                .               .              .
that are adjusted either on a            Credit Risk
schedule or when an index or
benchmark changes.
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller        Credit and                       .               .              .
of a security agrees to buy back         Counter-Party Risk
a security at an agreed upon time
and price, usually with interest.
----------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in              Market Risk                      .               .              .
shares of another mutual
fund.  A pro rata portion of the
other fund's expenses, in addition
to the expenses paid by the Funds,
will be borne by Fund shareholders.
----------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities in a dollar-denominated       Information, Political,          .               .              .
debt of non-U.S. companies or            Regulatory, Liquidity,
foreign governments.                     Diplomatic and Currency Risk
----------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive       Credit, Information and
or deliver a security or cash            Liquidity Risk
payment depending on the security's
price or the performance of an index
or benchmark.
   -------------------------------------------------------------------------------------------------------------
   Stock Index Futures                                                    .                              .
   Options on Stock Index Futures                                         .                              .
   Index Swaps                                                            .               .              .
   Interest Rate Futures                                                  .               .              .
   Interest Rate Futures Options                                          .               .              .
   Interest Rate Swaps                                                    .               .              .
----------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities       Credit, Counter-Party            .               .              .
to brokers, dealers and financial        and Leverage Risk
institutions to increase return on
those securities. Loans may be
made in accordance with existing
investment policies.
----------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent      Leverage Risk                    .               .              .
of 20% (10% for Index Allocation)
of assets from banks for temporary
purposes to meet shareholder
redemptions.
----------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily        Liquidity Risk                   .               .              .
sold, or cannot be readily sold
without negatively affecting its fair
price. Limited to 15% of assets for
Asset Allocation and U.S. Government
Allocation Funds and 10% of assets
for Index Allocation Fund.
----------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly         Liquidity Risk                   .               .              .
traded but which may be resold
in accordance with Rule 144A of
the Securities Act of 1933.
----------------------------------------------------------------------------------------------------------------


                                      Stagecoach Allocation Funds Prospectus  33

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 . Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 . Class B Shares - with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

 . Class C Shares - with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest.
If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for Asset Allocation and Index Allocation Funds. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedule before making your decision. You should also review the "Reduced Sales Charges" section of this Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


34  Stagecoach Allocation Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

================================================================================

CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:
================================================================================
                        FRONT-END SALES      FRONT-END SALES   DEALER ALLOWANCE
                          CHARGE AS            CHARGE AS           AS % OF
      AMOUNT             % OF PUBLIC           % OF NET        PUBLIC OFFERING
    OF PURCHASE         OFFERING PRICE      AMOUNT INVESTED         PRICE
--------------------------------------------------------------------------------
 Less than $50,000           4.50%               4.71%               4.00%
--------------------------------------------------------------------------------
 $50,000 to $99,999          4.00%               4.17%               3.55%
--------------------------------------------------------------------------------
 $100,000 to $249,999        3.50%               3.63%              3.125%
--------------------------------------------------------------------------------
 $250,000 to $499,999        2.50%               2.56%               2.00%
--------------------------------------------------------------------------------
 $500,000 to $999,999        2.00%               2.04%               1.75%
--------------------------------------------------------------------------------
 $1,000,000 and over/1/      0.00%               0.00%               1.00%
--------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

================================================================================
 CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
 REDEMPTIONS WITHIN     1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
 CDSC                   5.00%    4.00%     3.00%     3.00%     2.00%     1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.


                                    Stagecoach Allocation Funds Prospectus  35

--------------------------------------------------------------------------------

Class C Share CDSC Schedule

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


36  Stagecoach Allocation Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

 . You pay no sales charges on Fund shares you buy with reinvested distributions.

 . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 . By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 . Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 . If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 . You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


                                    Stagecoach Allocation Funds Prospectus  37

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .  a trustee or fiduciary purchasing for a single fiduciary relationship; or

 . the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act"), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

        ========================================================================
        How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next
        $49,999!
        ========================================================================


38  Stagecoach Allocation Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------

Class B and Class C Share CDSC Reductions:

 .  You pay no CDSC on Funds shares you purchase with reinvested distributions.

 . We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 . We waive the CDSC for redemptions made at the direction of Stagecoach Funds in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .  We waive the Class C share CDSC for certain types of accounts.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .  Current and retired employees, directors and officers of:

   . Stagecoach Funds and its affiliates;
   . Wells Fargo Bank and its affiliates;

   . Stephens and its affiliates; and
   . Broker-Dealers who act as selling agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.


                                    Stagecoach Allocation Funds Prospectus  39

--------------------------------------------------------------------------------

Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. The CDSC schedule for these shares is below:

================================================================================
  CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
 REDEMPTIONS WITHIN    1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS  6 YEARS
--------------------------------------------------------------------------------
 CDSC                  3.00%     2.00%      1.00%     1.00%     0.00%    0.00%
--------------------------------------------------------------------------------

The above schedule does not apply for any new shares purchased. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.


40  Stagecoach Allocation Funds Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .  $1,000 per Fund minimum initial investment; or

 .  $100 per Fund minimum initial investment if you use the AutoSaver option.

 .  $100 per Fund for all investments after your first.

 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                    Stagecoach Allocation Funds Prospectus  41

Your Account
--------------------------------------------------------------------------------

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 1:00 PM (Pacific time). Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next business day.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without completing a new application.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.


42  Stagecoach Allocation Funds Prospectus

Your Account
--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
 BY MAIL
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.
----------------------------------------------     Mail to:
 Enclose a check for at least $1,000 made out      Stagecoach Funds
 in the full name and share class of the Fund.     PO Box 7066
 For example, "Stagecoach Asset Allocation,        San Francisco, CA
 Class B".                                         94120-9201
----------------------------------------------
 You may start your account with $100 if you
 elect the AutoSaver option on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.       Mail to:
 Be sure to write your account number on the       Stagecoach Funds
 check as well.                                    PO Box 7066
----------------------------------------------     San Francisco, CA
 Enclose the payment stub/card from your           94120-9201
 statement if available.
--------------------------------------------------------------------------------

================================================================================
 BY WIRE
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 If you do not currently have an account,
 complete a Stagecoach Funds application. You       Mail to:
 must wire at least $1,000. Be sure to indicate     Stagecoach Funds
 the Fund name and the share class into which       PO Box 7066
 you intend to invest.                              San Francisco, CA
----------------------------------------------      94120-9201
 Mail the completed application.
----------------------------------------------      Fax to:
 You may also fax the completed application         1-415-546-0280
 (with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Instruct your wiring bank to transmit        Wire to:
 at least $100 according to the               Wells Fargo Bank, N.A.
 instructions given to the right. Be          San Francisco, California
 sure to have the wiring bank include
 your current account number and the          Bank Routing Number:
 name your account is registered in.          121000248
----------------------------------------
                                              Wire Purchase Account Number:
                                              4068-000587

                                              Attention:
                                              Stagecoach Funds (Name of Fund
                                              and Share Class)

                                              Account Name:
                                              (Registration Name Indicated on
                                              Application)
                                        ---------------------------------------


                                    Stagecoach Allocation Funds Prospectus   43

--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
---------------------------------------------
 You can only make your first purchase of a
 Fund by phone if you already have an existing
 Stagecoach Account.
----------------------------------------------
 Call Investor Services and instruct the             Call:
 representative to either:                           1-800-222-8222

 .  transfer at least $1,000 from a linked
    settlement account, or
 .  exchange at least $1,000 worth of shares
    from an existing Stagecoach Fund.  Please
    see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Call Investor Services and instruct the
 representative to either:

 .  transfer at least $100 from a linked            Call:
    settlement account, or                          1-800-222-8222
 .  exchange at least $100 worth of shares
    from another Stagecoach Fund.
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
 BY MAIL
================================================================================
 Write a letter stating your account
 registration, your account number, the Fund
 you wish to redeem and the dollar amount
 ($100 or more) of the redemption you wish to
 receive (or write "Full Redemption").
----------------------------------------------
 Make sure all the account owners sign the
 request.
----------------------------------------------      Mail to:
 You may request that redemption proceeds be        Stagecoach Funds
 sent to you by check, by ACH transfer into a       PO Box 7066
 bank account, or by wire ($5,000 minimum).         San Francisco, CA
 Please call Investor Services regarding            94120-9201
 requirements for linking bank accounts or for
 wiring funds.  We reserve the right to charge
 a fee for wiring funds although it is not
 currently our practice to do so.
----------------------------------------------
 Signature Guarantees are required for mailed
 redemption requests over $5,000. You can get
 a signature guarantee at financial
 institutions such as a bank or brokerage house.
 We do not accept notarized signatures.
--------------------------------------------------------------------------------


44  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 Call Investor Services to request a redemption
 of at least $100. Be prepared to provide your
 account number and Taxpayer Identification
 Number.
----------------------------------------------
 Unless you have instructed us otherwise, only
 one account owner needs to call in redemption
 requests.
----------------------------------------------
 You may request that redemption proceeds be
 sent to you by check, by transfer into an
 ACH-linked bank account, or by wire ($5,000
 minimum). Please call Investor Services
 regarding requirements for linking bank
 accounts or for wiring funds.  We reserve the
 right to charge a fee for wiring funds
 although it is not currently our practice
 to do so.                                          Call:
----------------------------------------------      1-800-222-8222
 Telephone privileges are automatically made
 available to you unless you specifically
 decline them on your application or
 subsequently in writing.
----------------------------------------------
 Phone privileges allow us to accept
 transaction instructions by anyone representing
 themselves as the shareholder and who provides
 reasonable confirmation of their identity,
 such as providing the Taxpayer Identification
 Number on the account. We will not be liable
 for any losses incurred if we follow
 telephone instructions we reasonably
 believe to be genuine.
----------------------------------------------

 Telephone requests are not accepted if the
 address on your account was changed by phone
 in the last 15 days.
--------------------------------------------------------------------------------

================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================
 We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.
--------------------------------------------------------------------------------
 Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------

 We determine the NAV each day as of the close of regular trading on the NYSE which is generally 1:00 PM Pacific time.
--------------------------------------------------------------------------------
 If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

 We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check or AutoSaver have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                                    Stagecoach Allocation Funds Prospectus  45

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 .  Exchanges between Class B shares, between Class C shares or between either
   Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes to the Fund's exchange privileges.

 . You may make exchanges between like share classes. You may also exchange from Class A, B or C shares and non-Institutional class shares to a non-institutional money market fund.


46  Stagecoach Allocation Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the 25th day of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

   .  must have a Fund account valued at $10,000 or more;
   . must have distributions reinvested; and . may not be simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

 . Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 . Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 . Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                                    Stagecoach Allocation Funds Prospectus  47

Additional Services and Other Information
--------------------------------------------------------------------------------

 . Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

        ========================================================================
        Two Things to Keep In Mind About Distributions

        Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
        ========================================================================

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


48  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Your redemptions and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Index Allocation Fund-- Commenced operations on April 7, 1988, as the Asset Allocation Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. In February of 1997, the Fund changed its name to the "Index Allocation Fund". On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. The Fund's manager has voluntarily waived or reimbursed expenses to the Fund; without these reductions, the Fund's performance would have been lower.

Asset Allocation and U.S. Government Allocation Funds-- Financial information for fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs and the Fixed-Income Strategy Fund of the Trust, which were reorganized into the Asset Allocation and U.S. Government Allocation Funds, respectively, on January 2, 1992. From the period from April 28, 1996 to December 15, 1997, the Asset Allocation Fund and the U.S. Government Allocation Fund invested all of their assets in master portfolios with corresponding investment objectives. The Funds no longer invest in a master portfolio. Currently, and for periods prior to April 28, 1996, the Funds invest directly in a portfolio of securities.

Wells Fargo & Company/Norwest Mergers-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level of quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


                                    Stagecoach Allocation Funds Prospectus  49

Additional Services and Other Information
--------------------------------------------------------------------------------

Conversion of Class B shares-- We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees-- Stephens, as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class A shares of Index Allocation, Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class
A, Class B and Class C shares of the same Fund. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of


50  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below.
If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


================================================================================
                                 SHAREHOLDERS
================================================================================
                                       |
================================================================================
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                       |
================================================================================
                                             TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING      SHAREHOLDER
CO-ADMINISTRATOR         ADMINISTRATOR          AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.        Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.       525 Market St.       525 Market St.
 Little Rock, AR      San Francisco, CA    San Francisco, CA

 Markets the Funds,   Manages the Funds'   Maintains records   Provide services
 distributes shares,  business activities  of shares and       to customers
 and manages the                           supervises the
 Funds' business                           paying of dividends
 activities
--------------------------------------------------------------------------------
                                       |
================================================================================

                            INVESTMENT SUB-ADVISOR
================================================================================

      Barclay Global Fund Advisors, 45 Fremont Street, San Francisco, CA

                   Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                       |
================================================================================
        INVESTMENT ADVISOR                              CUSTODIAN
================================================================================
 Wells Fargo Bank, 525 Market St.,          Barclay's Global Investors, N.A.
 San Francisco, CA                          45 Fremont St., San Francisco, CA

 Manages the Funds'                         Provides safekeeping for the
 investment activities                      Funds' assets
--------------------------------------------------------------------------------
                                       |
================================================================================
                              BOARD OF DIRECTORS
================================================================================
                       Supervises the Funds' activities
--------------------------------------------------------------------------------


52  Stagecoach Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services for the last fiscal year:

--------------------------------------------------------------------------------

 Asset Allocation Fund                                          .36%
--------------------------------------------------------------------------------
 Index Allocation Fund                                          .70%
--------------------------------------------------------------------------------
 U.S. Government Allocation Fund                                .50%
--------------------------------------------------------------------------------

The amount paid by the Asset Allocation Fund is after fee waivers.

The Sub-Advisor

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for each of the Funds. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank. As of April 30, 1998, BGFA managed or provided investment advice for assets aggregating in excess of $575 billion. For providing sub-advisory services to the Asset Allocation and Index Allocation Funds, BGFA is entitled to receive from Wells Fargo Bank .20% of each Fund's assets up to $500 million, .15% from $500 million to $1 billion, and .10% of assets in excess of $1 billion. For providing sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive from Wells Fargo Bank .05% of the Fund's assets up to $100 million, .04%, from $100 million up to $150 million, and .03% of the Fund's assets in excess of $150 million.


                                    Stagecoach Allocation Funds Prospectus  53

--------------------------------------------------------------------------------

The Funds paid BGFA the following for sub-advisory services for the last fiscal year:

--------------------------------------------------------------------------------

 Asset Allocation Fund                                          .17%
--------------------------------------------------------------------------------
 Index Allocation Fund                                          .21%
--------------------------------------------------------------------------------
 U.S. Government Allocation Fund                                .13%
--------------------------------------------------------------------------------

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services. Prior to February 1, 1998, Wells Fargo Bank was entitled to receive .04% of each Fund's assets for administration services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares. Prior to February 1, 1998, Stephens Inc. was entitled to receive .02% of each Fund's assets for co-administration services.

Distribution Plan

We have adopted distribution plans for the Funds. For Class A shares of the Asset Allocation and U.S. Government Allocation Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A, Class B and Class C shares of the Index Allocation Fund, these plans are used to pay for distribution-related services, including on-going compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

--------------------------------------------------------------------------------
                                              CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------

 Asset Allocation Fund                            .05%      .70%        .75%
--------------------------------------------------------------------------------
 Index Allocation Fund                            .25%      .75%        .75%
--------------------------------------------------------------------------------
 U.S. Government Allocation Fund                  .05%      .70%         N/A

--------------------------------------------------------------------------------


54  Stagecoach Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For the Class A shares of the Index Allocation Fund, the Fund has a Shareholder Administrative Servicing Plan. Where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plan applicable to these shares.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------

                                              CLASS A     CLASS B      CLASS C
--------------------------------------------------------------------------------
 Asset Allocation Fund                         .30%        .30%         .25%
--------------------------------------------------------------------------------
 Index Allocation Fund                         .25%        .25%         .25%
--------------------------------------------------------------------------------
 U.S. Government Allocation Fund               .30%        .30%          N/A

--------------------------------------------------------------------------------


                                    Stagecoach Allocation Funds Prospectus  55

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Funds. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Class A Calendar-Year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited financial statements for the Asset Allocation and U.S. Government Allocation Fund prior to January
1, 1992.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gains (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Funds.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


56  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Funds' investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers, and excludes sales loads.


                                    Stagecoach Allocation Funds Prospectus  57

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADRs' owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the "NYSE" is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return".

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "total return".

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund or portfolio, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.


58  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Index Swaps

The exchange with another party of cash flows based on the performance of an index of securities or a portion of an index that usually includes dividends or income.

Interest Rate Futures

Agreements to buy or sell finance instruments or cash at a particular time and price based on movements in interest rate. Unlike Options, in which the holder may or may not execute the right, a futures contract must be fulfilled.

Interest Rate Swaps

Involve the exchange between parties of their respective commitments to pay or receive interest.

Investment Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Lehman Brothers 20+ Bond Index

An unmanaged index composed of U.S. Treasury bonds with 20 years or longer dates to maturity.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organizations.


                                    Stagecoach Allocation Funds Prospectus  59

Glossary
--------------------------------------------------------------------------------

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single Fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the "NYSE" is open, typically 1:00 p.m. (Pacific time).

Non-Diversified

Any fund that does not have a policy as described under "diversified" in this Glossary.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


60  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

S&P 500 Index

An unmanaged index of stocks comprised of 500 companies, including industrial, financial, utility and transportation companies.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Stock Index Futures and Options on Stock Index Futures

A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                    Stagecoach Allocation Funds Prospectus  61

This page intentionally left blank
--------------------------------------------------------------------------------

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066



                ===============================================================
                STAGECOACH FUNDS:
                ---------------------------------------------------------------

                . are NOT insured by the FDIC.

                . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
                . involve investment risk, including possible loss of principal.
                ===============================================================


[LOGO OF RECYCLED PAPER]                                         SC AAP (8/98)

Printed on Recycled Paper

                                                             STAGECOACH FUNDS/R/

August 1, 1998

Stagecoach
  Equity Funds
Prospectus





Balanced Fund                     Please read this Prospectus and keep it for
                                  future reference. It is designed to provide
Equity Value Fund                 you with important information and to help you
                                  decide if a FundOs goals match your own.
Growth Fund
                                  These securities have not been approved or
Small Cap Fund                    disapproved by the U.S. Securities and
                                  Exchange Commission(OSECO), any state
                                  securities commission or any other regulatory
Institutional Class               authority, nor have any of these authorities
                                  passed upon the accuracy or adequacy of this
Investment Advisor                Prospectus. Any representation to the contrary
and Administrator:                is a criminal offense.

Wells Fargo Bank
                                  Fund shares are NOT deposits or other
Investment                        obligations of, or issued, endorsed or
Sub-Advisor:                      guaranteed by, Wells Fargo Bank, N.A. (OWells
                                  Fargo BankO), or any of its affiliates. Fund
Wells Capital                     shares are NOT insured or guaranteed by the
Management                        U.S. Government, the Federal Deposit Insurance
                                  Corporation (OFDICO), the Federal Reserve
Distributor and                   Board or any other governmental agency. AN
Co-Administrator:                 INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
                                  INCLUDING POSSIBLE LOSS OF PRINCIPAL.
Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in Oplain EnglishO and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each FundOs investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important  information you should look for:
--------------------------------------------------------------------------------
[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the FundOs key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a OStatement of Additional InformationO that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969. The Statement of Additional Information and other information for the funds is available on the SECOs web site (http://www.sec.gov).

Table of Contents


                               Key Information                       4

                               Summary of Expenses                   6

--------------------------------------------------------------------------------

The Funds                      Balanced Fund                         8

This section contains          Equity Value Fund                    12
important information
about the individual           Growth Fund                          16
Funds.
                               Small Cap Fund                       20

                               General Investment Risks             24

--------------------------------------------------------------------------------

Your Account                   Your Fund Account                    29

Turn to this section for       How to Buy Shares                    30
information on how to
open and maintain your         How to Sell Shares                   31
account, including how
to buy, sell and               Exchanges                            32
exchange Fund shares.
                               Other Information                    33

--------------------------------------------------------------------------------

Reference                      Organization and
                                 Management of the Funds            36
Look here for
details on the                 How to Read the Financial Highlights 40
organization of
the Funds and                  Glossary                             42
term definitions.

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Funds

The Funds described in this Prospectus invest primarily in equity securities, except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .  you are looking to add equity investments to your portfolio;

 .  you have an investment horizon of at least three to five years; and

 . you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.

You should not invest in these Funds if:

 . you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose the money you invest;

 .  you are unwilling to accept the risks involved in the securities markets;
   or

 .  you are seeking monthly dividend income.

What are Institutional Shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Funds to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.



4  Stagecoach Equity Funds Prospectus

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Dividends

We pay dividends, if any, quarterly for the Funds listed on the cover of this Prospectus, except for the Small Cap Fund, which pays annual dividends. Capital gains, if any, are distributed at least annually.


                                           Stagecoach Equity Funds Prospectus  5

Equity Funds   Summary of Expenses
-------------------------------------------------------------------------------

===============================================================================
SHAREHOLDER TRANSACTION EXPENSES
===============================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
-------------------------------------------------------------------------------
                                       Balanced    Equity    Growth  Small Cap
                                         Fund    Value Fund   Fund     Fund
-------------------------------------------------------------------------------
 Maximum sales charge on a purchase      None       None      None     None
-------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends                              None       None      None     None
-------------------------------------------------------------------------------
 Maximum sales charge on
  Redemptions                            None       None      None     None
-------------------------------------------------------------------------------
 Exchange fees                           None       None      None    None
-------------------------------------------------------------------------------

===============================================================================
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
===============================================================================
 Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. For the Balanced and Equity Value Funds they have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
-------------------------------------------------------------------------------
                                       Balanced    Equity    Growth  Small Cap
                                         Fund    Value Fund   Fund     Fund
-------------------------------------------------------------------------------
 Management fee
  (after waivers)                        0.57%     0.50%     0.50%     0.50%
-------------------------------------------------------------------------------
 Other expenses
  (after waivers or reimbursements)      0.61%     0.58%     0.52%     0.26%
-------------------------------------------------------------------------------
 Total fund operating expenses
  (after waivers or reimbursements)      1.18%     1.08%     1.02%     0.76%
-------------------------------------------------------------------------------
 Management fee
  (before waivers)                       0.60%     0.50%     0.50%     0.60%
-------------------------------------------------------------------------------
 Other expenses
  (before waivers or reimbursements)     0.61%     0.58%     0.52%     0.66%
-------------------------------------------------------------------------------
 Total fund operating expenses
  (before waivers or reimbursements)     1.21%     1.08%     1.02%     1.26%
-------------------------------------------------------------------------------


6  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------

===============================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
===============================================================================

 You would pay the following
 expenses on a $1,000
 investment assuming a 5%
 annual return and that you
 redeem your shares at the           Balanced    Equity    Growth  Small Cap
 end of each period.                   Fund    Value Fund   Fund     Fund
-------------------------------------------------------------------------------
  1 year                              $ 12        $ 11    $ 10      $   8
-------------------------------------------------------------------------------
  3 years                             $ 37        $ 34    $ 32      $  24
-------------------------------------------------------------------------------
  5 years                             $ 65        $ 60    $ 56      $  42
-------------------------------------------------------------------------------
 10 years                             $143        $132    $125      $  94
-------------------------------------------------------------------------------



                                           Stagecoach Equity Funds Prospectus  7

Balanced Fund
-------------------------------------------------------------------------------

                Portfolio Managers:   Rex Wardlaw (since 2/97)
                                      Scott Smith (since 2/98)
                                      Gregg Giboney (since 8/98)

-------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

                Investment Policies

                We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in debt securities. By actively managing both the equity and fixed-income portion of the FundOs portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stockOs own price history. In addition we look at price-to-book and price-to-cash flow ratios of companies for indications of attractive valuation. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . between 30% and 70% of our assets in common stocks, with the remainder invested in debt securities.

                Under normal market conditions we invest the equity portion of the Fund's portfolio in:

                . both large, well-established companies and smaller with market capitalization exceeding $50 million companies at the time of purchase; and

                . foreign companies through American Depositary Receipts and similar instruments, up to 25% of total assets.


8  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

                Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:

                . commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

                . corporate debt securities rated "BBB" (S&P) or "Baa" (Moody"s) or better; and

                . mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa" (Moody"s) or better.

                We may also invest in zero coupon bonds.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 24 and the specific risks listed below. They are both important to your investment choice.

                Historically, stock and bond markets have often had different cycles, with one rising while the other falls. A balanced objective attempt to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Scott Smith is the manager of the income portion of the Fund.
                Rex Wardlaw and Gregg Giboney are co-managers of the equity portion of the Fund. Together, they determine the portfolio's asset allocation.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                           Stagecoach Equity Funds Prospectus  9

Balanced Fund                                              Financial Highlights

See "Historical Fund Information" on page 33.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                        INSTITUTIONAL CLASS SHARES -- COMMENCED                       INVESTOR SHARES
                                        ON OCTOBER 1, 1995
                                        --------------------------------------------------------------------------------------------
                                        Mar 31,        March 31,       Sept. 30,        Sept. 30,        Sept. 30,       Sept. 30,
For the period ended:                    1998          1997/1/         1996/2/           1995             1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period    $ 12.00       $ 11.45         $ 11.84           $ 11.67         $  12.71        $  11.18
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  Net investment income (loss)              0.40          0.21            0.40             0.463            0.433           0.443
  Net realized and unrealized gain
   (loss) on investments                    2.74          0.74            0.89             0.683          (0.13)3           1.723
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations           3.14          0.95            1.29              1.14             0.30            2.16
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income     (0.40)        (0.21)          (0.40)            (0.47)           (0.46)          (0.43)
  Distributions from net realized gain     (1.48)        (0.19)          (1.28)            (0.50)           (0.88)          (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                  (1.88)        (0.40)          (1.68)            (0.97)           (1.34)          (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period          $ 13.26       $ 12.00         $ 11.45           $ 11.84         $  11.67        $  12.71
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)             27.67%         8.27%          10.80%            10.62%            2.30%          19.83%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)       $51,241       $55,456         $72,327           $89,034         $108,290        $104,434
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets                                   0.99%         0.95%           0.94%             1.03%            1.09%           1.01%
  Ratio of net investment income to
   average net assets                       3.05%         3.30%           3.29%             4.05%            3.55%           3.62%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                           67%           43%            131%               90%              35%             60%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       1.21%         1.18%           1.11%             1.05%            1.11%           1.06%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses (loss)       2.83%         3.07%           3.12%             4.03%            3.53%           3.57%
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS              1997         1996          1995          1994           1993
===================================================================================================================================
Returns for other share classes may vary due to        17.76%       16.39%        17.71%       -3.80%          18.71%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads, are not a guarantee of
future performance, and have not been audited.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year.


10  Stagecoach Equity Funds Prospectus

                        See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

=====================================================================================

=====================================================================================
                                                      INVESTOR SHARES

                                        ----------------------------------------------
                                        Sept. 30,        Sept. 30,        Sept. 30,
For the period ended:                    1992              1991             1990
-------------------------------------------------------------------------------------
 Net asset value, beginning of period    $ 10.80       $  9.50         $ 10.00
-------------------------------------------------------------------------------------
 Income from investment
  Net investment income (loss)              0.42/3/       0.52            0.14
  Net realized and unrealized gain
   (loss) on investments                    0.53/3/       1.40           (0.64)
-------------------------------------------------------------------------------------
 Total from investment operations           0.95          1.92           (0.50)
-------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income     (0.43)        (0.62)            --
  Distributions from net realized gain     (0.14)          --              --
-------------------------------------------------------------------------------------
 Total from distributions                  (0.57)        (0.62)            --
-------------------------------------------------------------------------------------
 Net asset value, end of period          $ 11.18       $ 10.80         $  9.50
-------------------------------------------------------------------------------------
 Total return (not annualized)              9.03%        20.78%          (5.00)%
-------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)       $65,226        $50,038         $33,185
-------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets                                   1.02%         0.96%           0.93%
  Ratio of net investment income to
   average net assets                       3.76%         5.88%           5.87%
-------------------------------------------------------------------------------------
 Portfolio turnover                           49%           30%             12%
-------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       1.11%         1.18%           1.60%
-------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses (loss)       3.60%         5.66%           5.20%
-------------------------------------------------------------------------------------
=====================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                  1992           1991
=====================================================================================
Returns for other share classes may vary due to           8.79%          18.53%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads, are not a guarantee of
future performance, and have not been audited.
-------------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus  11

Equity Value Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Rex Wardlaw (since 1/97)
                                      Allen Wisniewski (since 9/96)

                                      Gregg Giboney (since 8/98)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Equity Value Fund seeks to provide investors with long-term capital appreciation.

                Investment Policies

                We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stockOs own price history. In addition we look at the price-to-book and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . primarily in common stocks of both panies and smaller companies with exceeding $50 million at large, well-established com- market capitalizations the time of purchase;

                . in debt instruments that may be stock of both U.S. and foreign converted into the common companies; and

                . up to 25% of our assets in foreign Depositary Receipts and similar companies through American instruments.

                We may also purchase convertible securities with the same characteristics as common stock, as well as preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.


12  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 24 and the specific risks listed below. They are both important to your investment choice.

                Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Our strategy of buying attractive stocks selling at low
                price-to-earnings ratios is commonly known as a value strategy.

                For information on Fund fee and expenses, see "Summary of Expenses" on page 6.



                                          Stagecoach Equity Funds Prospectus  13

Equity Value Fund                                          Financial Highlights

See "Historical Fund Information" on page 33.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                        INSTITUTIONAL CLASS SHARES -- COMMENCED                       INVESTOR SHARES
                                        ON OCTOBER 1, 1995
                                        --------------------------------------------------------------------------------------------
                                        Mar 31,        March 31,       Sept. 30,        Sept. 30,        Sept. 30,       Sept. 30,
For the period ended:                    1998          1997/1/         1996/2/           1995             1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period    $ 14.43       $ 12.65         $ 13.27           $ 12.36         $  13.17        $  10.73
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  Net investment income (loss)              0.20          0.09            0.22             0.24/3/          0.20/3/         0.21/3/
  Net realized and unrealized gain
   (loss) on investments                    5.58          1.89            1.61             1.63/3/         0.74/3/          2.75/3/
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations           5.78          1.98            1.83              1.87             0.94            2.96
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income     (0.20)        (0.08)          (0.23)            (0.25)           (0.21)          (0.23)
  Distributions from net realized gain     (1.86)        (0.12)          (2.22)            (0.71)           (1.54)          (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                  (2.06)        (0.20)          (2.45)            (0.96)           (1.75)          (0.52)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period          $ 18.15       $ 14.43         $ 12.65           $ 13.27         $  12.36        $  13.17
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)             42.02%        15.73%          14.58%            16.58%            7.49%          28.22%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)      $228,452      $193,161        $206,620          $170,406         $168,852        $140,551
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets                                   0.95%         0.95%           0.87%             0.96%            0.99%           0.98%
  Ratio of net investment income to
   average net assets                       1.18%         1.25%           1.69%             1.97%            1.60%           1.73%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                           50%           45%             91%               75%              41%             82%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       0.98%         0.99%           0.92%             0.98%            1.01%           0.99%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses (loss)       1.15%         1.21%           1.64%             1.95%            1.58%           1.72%
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                 1997            1996              1995             1994            1993
===================================================================================================================================
Returns for other share classes may vary due to          27.46%          26.69%            24.37%           -1.71%          25.82%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads, are not a guarantee of
future performance, and have not been audited.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year.


14  Stagecoach Equity Funds Prospectus

                        See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

=====================================================================================

=====================================================================================
                                                      INVESTOR SHARES

                                        ----------------------------------------------
                                        Sept. 30,        Sept. 30,        Sept. 30,
For the period ended:                    1992              1991             1990
-------------------------------------------------------------------------------------
 Net asset value, beginning of period    $ 10.45       $  8.48         $ 10.00
-------------------------------------------------------------------------------------
 Income from investment
  Net investment income (loss)              0.90/3/       0.28            0.08
  Net realized and unrealized gain
   (loss) on investments                    0.49/3/       1.98           (1.60)
-------------------------------------------------------------------------------------
 Total from investment operations           0.69          2.26           (1.52)
-------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income     (0.22)        (0.29)            --
  Distributions from net realized gain     (0.19)          --              --
-------------------------------------------------------------------------------------
 Total from distributions                  (0.41)        (0.29)            --
-------------------------------------------------------------------------------------
 Net asset value, end of period          $ 10.73       $ 10.45         $  8.48
-------------------------------------------------------------------------------------
 Total return (not annualized)              6.81%        27.05%         (15.20)%
-------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)       $92,915        $68,412         $26,100
-------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets                                   1.02%         0.98%           0.91%
  Ratio of net investment income to
   average net assets                       1.86%         2.69%           3.38%
-------------------------------------------------------------------------------------
 Portfolio turnover                           78%           36%             21%
-------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       1.02%         1.11%           1.86%
-------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses (loss)       1.86%         2.56%           2.43%
-------------------------------------------------------------------------------------
=====================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                  1992            1991
=====================================================================================
Returns for other share classes may vary due to          10.54%          20.79%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads, are not a guarantee of
future performance, and have not been audited.
-------------------------------------------------------------------------------------

/3/  Per share data are based upon average monthly shares outstanding.


                                          Stagecoach Equity Funds Prospectus  15

Growth Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Allen Ayvazian (since 12/97)
                                      Kelli Hill (since 2/97)

--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

                Investment Policies

                We actively manage a diversified portfolio of common stocks and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, or have above-average dividend yields. We look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stockOs own price history. We may also invest in the stocks of medium-to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

                . at least 65% of our total assets in income producing securities;

                . the majority of our total assets in issues of companies with market capitalizations that fall within the range of the Russell 1000 Index (as of June 1998, this range was from $470 million to $296 billion. The range is expected to change frequently.);

                . up to 25% of our total assets in American Depositary Receipts and similar instruments; and

                .  up to 15% of our total assets in emerging markets.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.


16  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 24 and the specific risks listed below. They are both important to your investment choice.

                Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

-------------------------------------------------------------------------------
[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           We have a quarterly dividend policy. The Fund is not suitable for investors requiring monthly income. Prior to December 15, 1997, the Fund was called the "Growth and Income Fund".

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                          Stagecoach Equity Funds Prospectus  17

Growth Fund                                                Financial Highlights

See "Historical Fund                                See "How to Read Financial
Information" on page 33.                                Highlights" on page 40.
--------------------------------------------------------------------------------

========================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================
                                        INSTITUTIONAL CLASS SHARES -- COMMENCED
                                        ON SEPTEMBER 1, 1995
                                        ----------------------------------------------------------------
                                            March 31,            March 31,                  Sept. 30,
For the period ended:                         1998               1997/1/                    1996/2/
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period        $ 22.52           $ 21.01                   $ 20.03
--------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.17              0.09                      0.02
  Net realized and unrealized gain
   on investments                               7.25              1.57                      0.97
-------------------------------------------------------------------------------------------------------
 Total from investment operations               7.42              1.66                      0.99
-------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income         (0.17)            (0.09)                    (0.01)
  Distributions from net realized gain         (3.86)            (0.06)                     0.00
-------------------------------------------------------------------------------------------------------
 Total from distributions                      (4.03)            (0.15)                    (0.01)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $ 25.91           $ 22.52                   $ 21.01
-------------------------------------------------------------------------------------------------------
 Total return (not annualized)                 34.86%             7.92%                     3.41%
-------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)           $18,180            $19,719                   $18,508
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets                                       0.99%             1.01%                     0.96%
  Ratio of net investment income to
   average net assets                           0.65%             0.78%                     1.27%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover                              137%               40%                       83%
-------------------------------------------------------------------------------------------------------
 Average commission rate paid ($)             $ 0.08             $0.07                   $0.0702
-------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                            N/A               N/A                      N/A
-------------------------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses                   N/A               N/A                      N/A
-------------------------------------------------------------------------------------------------------
=======================================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                         1997                   1996
=======================================================================================================
Returns for other share classes may vary due to                  19.31%                 21.48%
different fees and expenses. These returns
reflect fee waivers and reimbursements,do not
reflect sales loads, are not a guarantee of
future performance, and have not been audited./3/
-------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed fiscal year-end from December 31 to September 30. /3/ For the period prior to September 6, 1996, this figure reflects the performance and expenses of the FundOs Class A shares.


18  Stagecoach Equity Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------

                Portfolio Managers:  Jon Hickman (since 9/96)
                                     Kenneth Lee (since 6/97)

--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

                Investment Policies

                We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days. As of June 30, 1998, the range was $110 million to $2.5 billion, but it is expected to change frequently.

                We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

                . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

                . up to 40% of our assets in initial public offerings or recent start-ups and newer issues;

                . up to 25% of our assets in foreign companies through and American Depositary Receipts or similar issues;

                .  up to 15% of our portfolio in emerging markets.


                We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders.

20  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------

Generally, these defensive investments are temporary and will not exceed 35% of total assets.

-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 24 and the specific risks listed below. They are both important to your investment choice.

                This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

                .  pay low or no dividends;

                .  have smaller market capitalizations;

                .  have less market liquidity;

                . have no or relatively short operating histories, or are new public companies or are initial public offerings;

                . have aggressive capital structures including high debt levels; or

                . are involved in rapidly growing or changing industries and/or new technologies.

                Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           We have an annual dividend policy. You should not invest in the
                Fund if you are seeking current income.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                          Stagecoach Equity Funds Prospectus  21

Small Cap Fund  Financial Highlights

See "Historical Fund Information"        See "How to Read Financial Highlights"
on page 33.                              on page 40.
-------------------------------------------------------------------------------

=====================================================================================
FOR A SHARE OUTSTANDING
=====================================================================================
                                        INSTITUTIONAL CLASS SHARES -- COMMENCED
                                        ON SEPTEMBER 16, 1996
                                        ---------------------------------------------
                                        March 31,        Mar 31,        Sept. 30,
For the period ended:                     1998           1997/1/          1996
-------------------------------------------------------------------------------------
 Net asset value, beginning of period    $ 19.01       $ 22.45         $ 22.01
-------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)              0.00         (0.02)           0.00
  Net realized and unrealized gain
   (loss) on investments                    8.84         (3.46)           0.44
-------------------------------------------------------------------------------------
 Total from investment operations           8.84         (3.44)           0.44
-------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income     (0.01)         0.00            0.00
  Distributions from net realized gain     (2.07)         0.00            0.00
-------------------------------------------------------------------------------------
 Total from distributions                  (2.08)         0.00            0.00
-------------------------------------------------------------------------------------
 Net asset value, end of period          $ 25.77       $ 19.01         $ 22.45
-------------------------------------------------------------------------------------
 Total return (not annualized)             47.70%       (15.32)%          2.00%
-------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)       $78,856        $29,200         $24,553
-------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average net
   assets/2/                                0.75%         0.75%           1.60%
  Ratio of net investment income to
   average net assets/2/                    0.01%         0.16%          (1.15)%
-------------------------------------------------------------------------------------
 Portfolio turnover/3/                       291%           69%             10%
-------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/2/                    1.26%         1.65%           1.63%
-------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses/2/          (0.50)%       (0.74)%         (1.18)%
-------------------------------------------------------------------------------------
=====================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS    1997         1996             1995
=====================================================================================
Returns for other share classes may vary   11.57%        23.45%          69.60%
due to different fees and expenses. These
returns reflect fee waivers and
reimbursements, do not reflect sales
loads, are not a guarantee of future
performance, and have not been audited./4/
-------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end to March 31.
/2/ Ratio includes income and expenses allocated from the Master Portfolio. /3/ Reflects activity of the Master Portfolio.
/4/ Performance shown for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment-Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund.


22  Stagecoach Equity Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as an Institution or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 .  The Funds invest in equity securities that are subject to equity market risk.
   This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the security has adjustable or variable


24  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

   rate features. Changes in market interest rates may also extend or shorten the duration of certain types of securities, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. GovernmentOs guarantee does not extend to the Funds themselves.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


Stagecoach Equity Funds Prospectus  25

General Investment Risks
--------------------------------------------------------------------------------

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk-- The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risks-- Many computer software systems in use today cannot distinguish the year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any fail-


26 Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

ure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their system and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

         =======================================================================
         Investment Practice/Risk

         The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

         Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

         Remember, each Fund is designed to meet different investment needs and objectives.

         In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
         =======================================================================


                                          Stagecoach Equity Funds Prospectus  27

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                EQUITY             SMALL
                                                                                   BALANCED     VALUE    GROWTH     CAP
====================================================================================================================================

INVESTMENT PRACTICE:                              RISK:
====================================================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are          Interest Rate and                    .           .        .         .
adjusted either on a schedule or when an          Credit Risk
index or benchmark changes.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a            Credit and                           .           .        .         .
security agrees to buy back a security            Counter-Party Risk
at an agreed upon time and price, usually
with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of             Market Risk                          .           .        .         .
another mutual fund. A pro rata portion
of the other fund's expenses, in
addition to the expenses paid by the Funds,
will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-U.S. company           Information, Political,              .           .        .         .
or debt of a foreign government in the form       Regulatory, Diplomatic,
of an American Depositary Receipt or similar      Liquidity and Currency Risk
instrument. Limited t25% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located or               Information, Political,                                   .         .
in countries considered developing or to have     Regulatory, Diplomatic
"emerging" stock markets. Generally, these        and Currency Risk
investments have the same type of risks as
foreign securities, but to a higher degree.
Limited to 15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive or deliver     Credit, Information Leverage
a security or cash payment depending on the       and Liquidity Risk
the security's price or the performance of
an Index or benchmark.
        ----------------------------------------------------------------------------------------------------------------------------

        Options on Specific Securities                                                 .           .                  .
        Options on a Stock Index                                                                                      .
        Stock index Futures and options                                                .           .                  .
          on Stock Index Futures to protect
          liquidity and portfolio value.
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly traded but       Liquidity Risk                       .           .        .         .
which may e resold in accordance with Rule
144A of the Securities Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loan securities to broker's       Credit, Counter-Party                .           .        .         .
dealers and financial institutions to             and Leverage Risk
increase return on those securities. Loans
may be made in accordance with existing
investment policies and may not exceed
33 1/3 of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of            Leverage Risk                        .           .        .         .
10% of total assets from banks for temporary
purposes to meet shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold,           Liquidity Risk                       .           .        .         .
or cannot be readily sold without negatively
affecting its fair price. Limited to 10% of
total assets for the Growth Fund, and limited to
15% of total assets for the other Funds.
------------------------------------------------------------------------------------------------------------------------------------


28  Stagecoach Equity Funds Prospectus

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

Minimum Investments:
 . Minimum, initial and subsequent investment amounts are determined by your Customer Account Agreement with your Institution, and are generally:

   .  $1,000,000 per Fund minimum initial investment.

   .  $25,000 per Fund for all investments after your first.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM (Pacific time.)

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . Purchase orders and payments must be received in proper form by an Institution by 1:00 PM (Pacific time) on any business day to be processed on that day. Payment for a purchase order may be made by Institutions in funds available to us no later than the next business day. If such payment is not received, the order will be cancelled and the Institution will be responsible for any loss.

 . We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


                                          Stagecoach Equity Funds Prospectus  29

Your Account
--------------------------------------------------------------------------------

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


30  Stagecoach Equity Funds Prospectus

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General notes for selling shares

 . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 P.M. Pacific time, at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.



                                          Stagecoach Equity Funds Prospectus  31

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .  You may make exchanges only between like share classes.



32  Stagecoach Equity Funds Prospectus

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distribution

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of such distributions when determining their federal taxable income.

We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

Historical Fund Information

Balanced Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990, until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica series. Prior to April 1, 1996, the Fund was advised by First Interstate


Stagecoach Equity Funds Prospectus  33

Other Information
--------------------------------------------------------------------------------

Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Equity Value Fund-- The Fund operated as a series of Pacifica Funds Trust from its commencement of operations on July 2, 1990, until it was reorganized as a series of Stagecoach Funds on September 6, 1996. The Institutional Class shares of the Fund commenced operations on October 1, 1995. Financial information for periods prior to this date is for the Investor Class shares of the Pacifica series. Prior to April 1, 1996, the Fund was advised by FICM. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Growth Fund-- The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.

Small Cap Fund-- On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of Stagecoach Funds, Inc. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen


34  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- The Institutions mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


Stagecoach Equity Funds Prospectus  35

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.       Wells Fargo Bank   Wells Fargo Bank   Various Institutions
 111 Center St.      525 Market St.     525 Market St.
 Little Rock, AR     San Francisco, CA  San Francisco, CA

 Markets the Funds,  Manages the Funds' Maintains records   Provide services
 distributes shares, business           of shares and       to customers
 and manages the     activities         supervises the
 Funds' business                        paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
        Wells Capital Management, 525 Market Street, San Francisco, CA
                  Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA

Manages the Funds' investment activities      Provides safekeeping for the
                                              Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


36  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the investment advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

--------------------------------------------------------------------------------
Balanced Fund                                                           .57%
--------------------------------------------------------------------------------
Equity Value Fund                                                       .50%
--------------------------------------------------------------------------------
Growth Fund                                                             .50%
--------------------------------------------------------------------------------
Small Cap Fund*                                                         .50%
--------------------------------------------------------------------------------
*Prior to December 15, 1997,the Small Cap Fund invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged to and paid by the master portfolio.

The Sub-Advisor

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998 WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .25% of each Funds' assets up to the first $200 million, .20% of the next $200 million in assets, and .15% of all assets above $400 million. WCM receives a minimum annual sub-advisory fee of $120,000 per Fund for its services. This minimum annual fee payable to WCM does not increase the advisory fees paid by each Fund to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Funds.  Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.


                                          Stagecoach Equity Funds Prospectus  37

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Funds' assets for its role as co-administrator.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------
Balanced Fund                                                         .25%
--------------------------------------------------------------------------------
Equity Value Fund                                                     .25%
--------------------------------------------------------------------------------
Growth Fund                                                           .25%
--------------------------------------------------------------------------------
Small Cap Fund*                                                       .25%
--------------------------------------------------------------------------------


38  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Allen J. Ayvazian

   Managing Director and Chief Equity Officer
   With Wells Fargo since 1989.

 .  Jon R. Hickman

   Managing Director
   Member of Wells Fargo Equity Strategy Committee
   Over 16 years of experience, he has been with Wells Fargo since 1986.

 .  Scott Smith, CFA

   Senior Taxable Investments Specialist with Wells Fargo since 1988.

 .  Kenneth Lee

   With Wells Fargo since 1993. Was with Wells Fargo Nikko Investment Advisors and Dean Witter prior to 1993.

 .  Kelli Hill

   With Wells Fargo since 1987.

 .  Rex Wardlaw, CFA

   With Wells Fargo since 1996. Was with First Interstate Capital Management prior to 1996.

 .  Allen Wisniewski, CFA

   Member of Los Angeles Society of Financial Analysts
   With Wells Fargo since 1987.

 .  Gregg Giboney, CFA

   With Wells Fargo since 1996. Was with First Interstate Capital Management prior to 1996.


                                          Stagecoach Equity Funds Prospectus  39

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP, with the exception of the Institutional Share Calendar year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Equity Value Fund for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-- Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-- Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


40  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Average Commission Rate Paid-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                          Stagecoach Equity Funds Prospectus  41

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial advisor.

American Depositary Receipts

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.


Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return".

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "total return".

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or


42 Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived, in part, from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organization, such as the International Finance Corporation, the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. mutual funds are not FDIC insured.


                                          Stagecoach Equity Funds Prospectus  43

Glossary
--------------------------------------------------------------------------------

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Investment-Grade

A type of bond rated in the top four investment categories by nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds who's issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 PM (Pacific time.)

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are a characteristic of growth stocks which generally have low current yields.


44  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

S&P

A nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current market price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                          Stagecoach Equity Funds Prospectus  45

Glossary
--------------------------------------------------------------------------------

Value Strategy

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its fair market value.


Warrants

The right to buy a stock at a set price for a set time.

Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


46 Stagecoach Equity Funds Prospectus

STAGECOACH FUNDS/R/


You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066



        ========================================================================
        STAGECOACH FUNDS:
        ------------------------------------------------------------------------
        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
        . involve investment risk, including possible loss of principal.
        ========================================================================


[LOGO OF RECYCLED PAPER]                                           SC EQI (8/98)
Printed on Recycled Paper

August 1, 1998

                                                           STAGECOACH FUNDS/R/



Stagecoach
     Equity Funds
Prospectus



Balanced Fund                  Please read this Prospectus and keep it for
                               future reference. It is designed to provide
Diversified Equity             you with important information and to help you
Income Fund                    decide if a Fund's goals match your own.

Equity Value Fund              These securities have not been approved or
                               disapproved by the U.S. Securities and
Growth Fund                    Exchange Commission ("SEC"), any state
                               securities commission or any other regulatory
International Equity           authority, nor have any of these authorities
Fund                           passed upon the accuracy or adequacy of this
                               Prospectus. Any representation to the contrary
Small Cap Fund                 is a criminal offense.

Strategic                      Fund shares are NOT deposits or other
Growth Fund                    obligations of, or issued, endorsed or
                               guaranteed by, Wells Fargo Bank, N.A. ("Wells
                               Fargo Bank"), Wells Capital Management
Class A, Class B and           Incorporated ("Wells Capital Management" or
Class C                        "WCM"), or any of their affiliates. Fund
                               shares are NOT insured or guaranteed by the
                               U.S. Government, the Federal Deposit Insurance
Investment Advisor             Corporation ("FDIC"), the Federal Reserve
and Administrator:             Board or any other governmental agency. AN
                               INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
Wells Fargo Bank               INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Investment Sub-
Advisor:

Wells Capital
Management


Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?


A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.


What is different about this Prospectus?


We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.


                Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.


What else do I need to understand about these Funds?

Each Fund has a Statement of Additional Information that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                        Key Information                            4

                        Summary of Expenses                        6

--------------------------------------------------------------------------------

The Funds               Balanced Fund                             10

This section            Diversified Equity Income Fund            14
contains important
information about       Equity Value Fund                         18
the individual
Funds.                  Growth Fund                               22

                        International Equity Fund                 26

                        Small Cap Fund                            29

                        Strategic Growth Fund                     33

                        General Investment Risks                  38

--------------------------------------------------------------------------------

Your Account            A Choice of Share Classes                 43

Turn to this section    Reduced Sales Charges                     46
for information on how
to open and maintain    Your Account                              50
your account,
including how to buy,   How to Buy Shares                         52
sell and exchange
Fund shares.            Selling Shares                            53

                        Exchanges                                 55

                        Additional Services and
                         Other Information                        56

--------------------------------------------------------------------------------

Reference                Organization and
                          Management of the Funds                 61
Look here for
details on the           How to Read the Financial Highlights     66
organization of
the Funds and            Glossary                                 68
term definitions.

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Funds

The Funds described in this Prospectus invest primarily in equity securities, except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .  you are looking to add equity investments to your portfolio;

 .  you have an investment horizon of at least three to five years; and

 . you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;


 .  you are unwilling to accept the risk that you may lose the money you invest;


 .  you are unwilling to accept the risks involved in the securities markets; or

 .  you are seeking monthly dividend income.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?


In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").


Dividends


We pay dividends, if any, quarterly for the Funds listed on the cover of this Prospectus, except for the International Equity, Small Cap and Strategic Growth Funds, for which we pay dividends annually. Capital gains, if any, are distributed at least annually.


4  Stagecoach Equity Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Equity Funds                                                Summary of Expenses
--------------------------------------------------------------------------------

====================================================================================
 SHAREHOLDER TRANSACTION EXPENSES
====================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.
------------------------------------------------------------------------------------
                                           Balanced Fund        Diversified Equity
                                                                  Income Fund
                                        --------------------------------------------
                                          Class A  Class B     Class A     Class B
------------------------------------------------------------------------------------
  Maximum sales charge on a purchase
   (as a percentage of offering price)    5.25%       None        5.25%      None
------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
   dividends                              None        None        None       None
------------------------------------------------------------------------------------
  Maximum sales charge on a:
   Redemption during first year           None        5.00%       None       5.00%
   Redemption after first year            None        4.00%       None       4.00%
------------------------------------------------------------------------------------
 Exchange fees                            None        None        None       None
------------------------------------------------------------------------------------
====================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
====================================================================================
 Expenses shown "after waivers" reflect amounts paid by each Fund during the prior fiscal period. They have been restated to reflect current expenses and fee waivers. Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice. Long-term shareholders of Class B and Class C shares may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of
 Securities Dealers, Inc.
------------------------------------------------------------------------------------
                                          Balanced Fund        Diversified Equity
                                                                  Income Fund
                                        --------------------------------------------
                                          Class A  Class B     Class A     Class B
------------------------------------------------------------------------------------
 Rule 12b-1 fee                           0.10%        0.75%      0.05%      0.70%
------------------------------------------------------------------------------------
 Management fee
 (after waivers)                          0.57%        0.57%      0.50%      0.50%
------------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)        0.61%        0.61%      0.65%      0.68%
------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimbursements)        1.28%        1.93%      1.20%      1.88%
------------------------------------------------------------------------------------
 Management fee
 (before waivers)                         0.60%        0.60%      0.50%      0.50%
------------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)       0.70%        0.94%      0.65%      0.68%
------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (before waivers or reimbursements)       1.40%        2.29%      1.20%      1.88%
------------------------------------------------------------------------------------


6  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------------------------------------------------
                                               Equity Value Fund        Growth Fund          International Equity Fund
                                        ---------------------------------------------------------------------------------
                                        Class A   Class B  Class C  Class A     Class B     Class A   Class B   Class C
-------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge on a purchase
   (as a percentage of offering price)    5.25%     None      None        5.25%       None       5.25%     None    None
-------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
   dividends                              None      None      None        None        None       None      None    None
-------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge on a:
   Redemption during first year           None      5.00%     1.00%       None        5.00%      None      5.00%   1.00%
   Redemption after first year            None      4.00%     None        None        4.00%      None      4.00%   None
-------------------------------------------------------------------------------------------------------------------------
 Exchange fees                            None      None      None        None        None       None      None    None
-------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------
                                                   Equity Value Fund          Growth Fund       International Equity Fund
                                        --------------------------------------------------------------------------------------
                                          Class A  Class B     Class C  Class A     Class B     Class A   Class B   Class C
------------------------------------------------------------------------------------------------------------------------------
 Rule 12b-1 fee                           0.10%    0.75%      0.75%     0.05%       0.70%      0.10%      0.75%     0.75%
------------------------------------------------------------------------------------------------------------------------------
 Management fee
 (after waivers)                          0.50%    0.50%      0.50%     0.50%       0.50%      1.00%      1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)        0.48%    0.48%      0.48%     0.57%       0.59%      0.65%      0.65%     0.65%
------------------------------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimbursements)        1.18%    1.83%      1.83%     1.12%       1.79%      1.75%      2.40%     2.40%
------------------------------------------------------------------------------------------------------------------------------
 Management fee
 (before waivers)                         0.50%    0.50%      0.50%     0.50%      0.50%      1.00%      1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)       0.58%    0.58%      0.58%     0.58%      0.60%      1.10%      1.09%     1.09%
------------------------------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (before waivers or reimbursements)       1.18%    1.83%      1.83%     1.13%      1.80%      2.20%      2.84%     2.84%
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
                                              Small Cap Fund                         Strategic Growth Fund
                                        --------------------------------------------------------------------------------------
                                         Class A  Class B   Class C          Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge on a purchase
   (as a percentage of offering price)   5.25%    None      None             5.25%       None       None
-------------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
   dividends                             None     None      None             None        None       None
-------------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge on a:
   Redemption during first year          None     5.00%     1.00%            None        5.00%      1.00%
   Redemption after first year           None     4.00%     None             None        4.00%      None
-------------------------------------------------------------------------------------------------------------------------------
 Exchange fees                           None     None      None             None        None       None
------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------
                                              Small Cap Fund                       Strategic Growth Fund
                                        --------------------------------------------------------------------------------------
                                        Class A  Class B     Class C        Class A     Class B     Class C
------------------------------------------------------------------------------------------------------------------------------
 Rule 12b-1 fee                           0.10%    0.75%     0.75%          0.10%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------------
 Management fee
 (after waivers)                          0.50%    0.50%     0.50%          0.50%      0.50%      0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)        0.76%    0.86%     0.86%          0.69%      0.76%      0.76%
------------------------------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimbursements)        1.36%    2.11%     2.11%          1.29%      2.01%      2.01%
------------------------------------------------------------------------------------------------------------------------------
 Management fee
 (before waivers)                         0.60%    0.60%     0.60%          0.50%      0.50%      0.50%
------------------------------------------------------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)       0.87%    0.86%     1.31%          0.69%      0.76%      0.76%
------------------------------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (before waivers or reimbursements)       1.57%    2.21%     2.66%          1.29%      2.01%      2.01%
------------------------------------------------------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus   7

Equity Funds                                     Summary of Expenses (continued)
--------------------------------------------------------------------------------

==============================================================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER
 OR LOWER THAN THOSE SHOWN.
==============================================================================================================================
 You would pay the following expenses    Balanced Fund    Diversified Equity     Equity Value Fund        Growth Fund
 on a $1,000 investment assuming a 5%                        Income Fund
 annual  return and that you redeem      -------------------------------------------------------------------------------------
 your shares at the end of each period.  Class A  Class B  Class A  Class B   Class A  Class B  Class C  Class A  Class B
------------------------------------------------------------------------------------------------------------------------------
 1 year                                  $ 65     $ 70     $ 64     $ 69      $ 64     $ 69     $ 29     $ 63     $ 68
------------------------------------------------------------------------------------------------------------------------------
 3 years                                 $ 91     $ 91     $ 89     $ 88      $ 88     $ 88     $ 58     $ 86     $ 86
------------------------------------------------------------------------------------------------------------------------------
 5 years                                 $119     $124     $115     $122      $114     $119     $ 99     $111     $117
------------------------------------------------------------------------------------------------------------------------------
 10 years                                $199     $193     $190     $186      $188     $182     $215     $182     $177
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER
 OR LOWER THAN THOSE SHOWN.
==============================================================================================================================
 You would pay the following expenses    Balanced Fund    Diversified Equity     Equity Value Fund        Growth Fund
 on a $1,000 investment assuming a 5%                        Income Fund
 annual return and that you do not
 redeem your shares at the end of        -------------------------------------------------------------------------------------
 each period.                            Class A  Class B  Class A  Class B   Class A  Class B  Class C  Class A  Class B
------------------------------------------------------------------------------------------------------------------------------
 1 year                                  $ 65     $ 20     $ 64     $ 19      $ 64     $ 19     $ 19     $ 63     $ 18
------------------------------------------------------------------------------------------------------------------------------
 3 years                                 $ 91     $ 61     $ 89     $ 59      $ 88     $ 58     $ 58     $ 86     $ 56
------------------------------------------------------------------------------------------------------------------------------
 5 years                                 $119     $104     $115     $102      $114     $ 99     $ 99     $111     $ 97
------------------------------------------------------------------------------------------------------------------------------
 10 years                                $199     $193     $190     $186      $188     $182     $215     $182     $177
------------------------------------------------------------------------------------------------------------------------------


8  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                         International Equity Fund       Small Cap  Fund           Strategic Growth Fund
                                         -------------------------------------------------------------------------------------
                                         Class A  Class B  Class C  Class A   Class B  Class C  Class A  Class B  Class C
------------------------------------------------------------------------------------------------------------------------------
 1 year                                  $ 69     $ 74     $ 34     $ 66      $ 71     $ 31     $ 65     $ 70     $ 30
------------------------------------------------------------------------------------------------------------------------------
 3 years                                 $105     $105     $ 75     $ 93      $ 96     $ 66     $ 91     $ 93     $ 63
------------------------------------------------------------------------------------------------------------------------------
 5 years                                 $142     $148     $128     $123      $133     $113     $120     $128     $108
------------------------------------------------------------------------------------------------------------------------------
 10 years                                $248     $243     $274     $207      $207     $244     $200     $198     $234
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                         International Equity Fund       Small Cap  Fund           Strategic Growth Fund
                                         -------------------------------------------------------------------------------------
                                         Class A  Class B  Class C  Class A   Class B  Class C  Class A  Class B  Class C
------------------------------------------------------------------------------------------------------------------------------
 1 year                                  $ 69     $ 24     $ 24     $ 66      $ 21     $ 21     $ 65     $ 20     $ 20
------------------------------------------------------------------------------------------------------------------------------
 3 years                                 $105     $ 75     $ 75     $ 93      $ 66     $ 66     $ 91     $ 63     $ 63
------------------------------------------------------------------------------------------------------------------------------
 5 years                                 $142     $128     $128     $123      $113     $113     $120     $108     $108
------------------------------------------------------------------------------------------------------------------------------
 10 years                                $248     $243     $274     $207      $207     $244     $200     $198     $234
------------------------------------------------------------------------------------------------------------------------------


                                         Stagecoach Equity Funds Prospectus  9

Balanced Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Rex Wardlaw (since 2/97)
                                      Scott Smith (since 2/98)
                                      Gregg Giboney (since 8/98)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

                Investment Policies

                We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at price-to-book and price-to-cash flow ratios of companies for indications of attractive valuation. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . between 30% and 70% of our assets in common stocks, with the remainder invested in debt securities.

                Under normal market conditions we invest the equity portion of the Fund's portfolio in:

                . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase; and

                . in foreign companies through American Depositary Receipts and similar instruments, up to 25% of total assets.

                Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:


10  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

                . commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

                . corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better; and

                . mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa" (Moody's) or better.

                   We may also invest in zero coupon bonds.

                   We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so .
--------------------------------------------------------------------------------

[LOGO OF           Important Risk Factors
EXCLAMATION
POINT]             You should consider both the General Investment Risks
                   beginning on page 38 and the specific risks listed below.
                   They are both important to your investment choice.

                   Historically, stock and bond markets have often had different cycles, with one rising while the other falls. A balanced objective attempts to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------

[LOGO OF           Additional Fund Facts
ADDITION
SIGN]              Scott Smith is the manager of the income portion of the
                   Fund. Rex Wardlaw and Gregg Giboney are co-managers of the equity portion of the Fund. Together, they determine the portfolio's asset allocation.

                   For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                           Stagecoach Equity Funds Prospectus 11

Balanced Fund                                               Financial Highlights

See "Historical Fund Information" on page 58.
--------------------------------------------------------------------------------

========================================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================================
                                                 CLASS A SHARES -- COMMENCED
                                                 ON JULY 2, 1990
------------------------------------------------------------------------------------------------------------------------
                                                  Mar. 31,   March 31,   Sept. 30,   Sept. 30,  Sept. 30,   Sept. 30,
For the period ended:                               1998      1997/1/     1996/2/      1995       1994       1993
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 12.01     $ 11.46     $ 11.84     $ 11.67    $ 12.71     $ 11.18
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.38        0.19        0.36        0.46/3/    0.43/3/     0.44/3/
  Net realized and unrealized gain (loss)
   on investments                                   2.76        0.74        0.89        0.68/3/   (0.13)/3/    1.72/3/
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   3.14        0.93        1.25        1.14       0.30        2.16
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.38)      (0.19)      (0.35)      (0.47)     (0.46)      (0.43)
  Distributions from net realized gain             (1.49)      (0.19)      (1.28)      (0.50)     (0.88)      (0.20)
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (1.87)      (0.38)      (1.63)      (0.97)     (1.34)      (0.63)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 13.28     $ 12.01     $ 11.46     $ 11.84   $  11.67    $  12.71
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     27.49%      8.15%       10.51%      10.62%      2.30%      19.83%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)               $34,952    $31,632      $32,640     $89,034   $108,290    $104,434
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.12%      1.05%        1.31%       1.03%      1.09%       1.01%
  Ratio of net investment income to
   average net assets                               2.91%      3.20%        2.98%       4.05%      3.55%       3.62%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                   67%        43%         131%         90%        35%         60%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.40%      1.30%        1.48%       1.05%      1.11%       1.06%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed   2.63%      2.95%        2.81%       4.03%      3.53%       3.57%
   expenses (loss)
=========================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                       1997      1996      1995       1994       1993
=========================================================================================================================
Returns for other share classes may vary due to          17.64     15.99%    17.63%     -3.80%     18.71%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------------------------


/1/ The Fund changed its fiscal year-end from September 30 to March 31.

12  Stagecoach Equity Funds Prospectus

Balanced Fund                                               Financial Highlights

                          See "How to Read the Financial Highlights" on page 66.
--------------------------------------------------------------------------------

========================================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================================
                                                                            CLASS B SHARES -- COMMENCED
                                                                            ON SEPTEMBER 6, 1996
-------------------------------------------------------------------------------------------------------------------------
                                                  Sept. 30,   Sept. 30,   Sept. 30,   Mar. 31,   Sept. 30,   Sept. 30,
For the period ended:                               1992        1991        1990        1998       1997/1/     1996
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 10.80      $ 9.50     $ 10.00      $10.79    $ 10.24      $10.00
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.42/3/     0.52        0.14        0.19       0.08        0.00
  Net realized and unrealized gain (loss)
   on investments                                   0.53/3/     1.40       (0.64)       2.55       0.72        0.24
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.95        1.92       (0.50)       2.74       0.80        0.24
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.43)      (0.62)       0.00       (0.19)     (0.08)       0.00
  Distributions from net realized gain             (0.14)       0.00        0.00       (1.34)     (0.17)       0.00
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.57)      (0.62)       0.00       (1.53)     (0.25)       0.00
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 11.18   $   10.80     $  9.50      $12.00    $ 10.79      $10.24
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      9.03%      20.78%      (5.00)%     26.64%      7.84%       2.40%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)               $65,226    $  50,038    $33,185      $9,145    $   297      $    2
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.02%        0.96%      0.93%       1.82%      1.70%       0.00%
  Ratio of net investment income to
   average net assets                               3.76%        5.88%      5.87%       2.15%      2.48%       3.09%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                   49%          30%        12%         67%        43%        131%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.10%        1.18%      1.60%       2.29%      7.85%       0.66%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed   3.68%        5.66%      5.20%       1.68%    (3.67)%       2.43%
   expenses (loss)
=========================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                       1992     1991
=========================================================================================================================
Returns for other share classes may vary due to           8.79%   18.53%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------------------------
/2/ The Fund changed its Investment Advisor during this fiscal year.
/3/ Per share data are based upon average monthly shares outstanding.



                                          Stagecoach Equity Funds Prospectus  13

Diversified Equity Income Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Allen Wisniewski (since 11/92)
                                      Rex Wardlaw (since 2/97)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Diversified Equity Income Fund seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital.

                Investment Policies

                We actively manage a diversified portfolio of income-producing equity securities. In selecting stocks we emphasize dividend histories and trends. We also look for equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above average financial strength, a strong position in their industry, a history of profit growth, and relatively high dividends.

                We may also invest in the following income producing debt securities:

                .  U.S. Government obligations;

                . a broad range of debt instruments, including bonds and other debt obligations of domestic corporations;

                . U.S. dollar-denominated debt instruments of foreign issuers, including foreign governments and companies; and

                .  various asset-backed securities.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                .  at least 65% of our total assets in equity securities;

                . at least 90% of our equity portfolio in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (as of June 1998, this range was from $470 million to $296 billion. The range is expected to change frequently);

                . up to 25% of our total assets in foreign companies through American Depositary Receipts and similar instruments;

                .  up to 15% of our total assets in emerging markets;

                . most of our debt portfolio in companies and government entities located within the United States;

                .  generally all of our debt portfolio in instruments rated at


14  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

                   the time of acquisition in the four highest credit categories by one or more nationally recognized ratings organizations, or in unrated instruments determined by Wells Fargo Bank to be of comparable quality; and

                . up to 20% of our nonconvertible debt portfolio in instruments rated at the time of purchase in the highest four credit categories.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 38 and the specific risks listed below. They are both important to your investment choice.

                You should also consider that stocks selected for their high dividend yields may be more sensitive to changes in interest rates than other stocks. Also, stocks of smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]

                We have a quarterly dividend policy. You should not invest in the Fund if you are looking for monthly income, nor should you invest if you are looking for higher than average levels of capital growth. Prior to December 15, 1997, the Fund was known as the "Diversified Income Fund."

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                         Stagecoach Equity Funds Prospectus   15

Diversified Equity Income Fund                             Financial Highlights

See "How to Read the Financial Highlights" on page 58.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                              CLASS A SHARES -- COMMENCED
                                              ON NOVEMBER 18, 1992
                                              -------------------------------------------------------------------------------------
                                              March 31,    March 31,      Sept 30,     Dec. 31,     Dec. 31,    Dec. 31,   Dec. 31,
 For the period ended:                          1998        1997/1/        1996/2/      1995         1994        1993       1992
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $    14.52   $    14.73   $    13.34   $    10.76   $    11.08   $  10.29   $  10.00
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)                      0.28         0.14         0.25         0.35         0.33       0.30       0.02
  Net realized and unrealized
   gain (loss) on investments                       5.15         0.64         1.39         2.86        (0.32)      0.96       0.29
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   5.43         0.78         1.64         3.21         0.01       1.26       0.31
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                          (0.28)       (0.14)       (0.25)       (0.35)       (0.33)     (0.30)     (0.02)
  Distributions from net realized
   gain                                             0.70        (0.85)        0.00        (0.28)        0.00      (0.17)      0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.98)       (0.99)       (0.25)       (0.63)       (0.33)     (0.47)     (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $    18.97   $    14.52   $    14.73   $    13.34   $    10.76   $  11.08   $  10.29
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     38.15%        5.25%       12.35%       30.17%        0.08%     12.33%      3.10%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $  223,540   $  154,502   $  134,648   $   79,977   $   45,178   $ 26,704   $  1,379
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       1.12%        1.10%        1.10%        1.10%        1.06%      0.46%      0.00%
  Ratio of net investment income
   to average net assets                            1.67%        1.91%        2.57%        3.02%        3.16%      3.51%      4.09%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                  59%          33%          43%          70%          62%        46%         1%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               1.19%        1.17%        1.26%        1.31%        1.34%      1.66%      3.49%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                          1.60%        1.84%        2.41%        2.81%        2.88%      2.31%      0.60%
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                              1997          1996        1995         1994       1993
===================================================================================================================================
Returns for other share classes may vary due to differ-         20.21%       22.11%       30.17%        0.08%     12.33%
ent fees and expenses. These returns reflect fee waivers
and reimbursements, do not reflect sales loads and are
not a guarantee of future performance.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.

16 Stagecoach Equity Funds Prospectus

Diversified Equity Income Fund                             Financial Highlights

                          See "How to Read the Financial Highlights" on page 66.
--------------------------------------------------------------------------------

==================================================================================================
FOR A SHARE OUTSTANDING
==================================================================================================
                                              CLASS B SHARES -- COMMENCED
                                              ON JANUARY 1, 1995
                                              ----------------------------------------------------
                                              Mar. 31,      Mar. 31,       Sept. 30,    Dec. 31,
 For the period ended:                          1998        1997/2/        1996/3/      1995
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $    13.60   $    13.79   $    12.49   $    10.00
--------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)                      0.15         0.08         0.17         0.20
  Net realized and unrealized
   gain (loss) on investments                       4.82         0.60         1.30         2.75
--------------------------------------------------------------------------------------------------
 Total from investment operations                   4.97         0.68         1.47         2.95
--------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                          (0.15)       (0.08)       (0.17)       (0.20)
  Distributions from net realized
   gain                                            (0.65)       (0.79)        0.00        (0.26)
--------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.80)       (0.87)       (0.17)       (0.46)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period               $    17.77   $    13.60   $    13.79   $    12.49
--------------------------------------------------------------------------------------------------
 Total return (not annualized)                     37.29%        4.91%       11.76%       29.64%
--------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $   71,736   $   32,632   $   17,045   $    5,339
--------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       1.77%        1.74%        1.74%        1.73%
  Ratio of net investment income
   to average net assets                            1.02%        1.29%        2.01%        2.40%
--------------------------------------------------------------------------------------------------
 Portfolio turnover                                   59%          33%          43%          70%
--------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               1.83%        1.87%        2.08%        2.57%
--------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                          0.96%        1.16%        1.67%        1.56%
--------------------------------------------------------------------------------------------------

/2/ The Fund changed its fiscal year-end from December 31 to September 30.

                                     Stagecoach Equity Funds Prospectus 17

Equity Value Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Rex Wardlaw (since 1/97)
                                      Allen Wisniewski (since 9/96)

                                      Gregg Giboney (8/98)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Equity Value Fund seeks to provide investors with long-term capital appreciation.

                Investment Policies

                We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

                . in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

                . up to 25% of our assets in foreign companies through American Depositary Receipts and similar instruments.

                We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.


18  Stagecoach Equity Funds Prospectus

-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 38 and the specific risks listed below. They are both important to your investment choice.

                Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Our strategy of buying stocks with low price-to-earnings ratios is commonly known as a value strategy.

                For information on Fund fee and expenses, see "Summary of Expenses" on page 6.


                                         Stagecoach Equity Funds Prosepctus   19

Equity Value Fund                                           Financial Highlights

See "Historical Fund Information" on page 58.
--------------------------------------------------------------------------------

========================================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================================
                                                  CLASS A SHARES -- COMMENCED
                                                  ON JULY 2, 1990
------------------------------------------------------------------------------------------------------------------------
                                                  March 31,  March 31,   Sept. 30,   Sept. 30,  Sept. 30,   Sept. 30,
For the period ended:                               1998      1997/1/     1996/2/      1995       1994       1993
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 14.43     $ 12.66     $ 13.27     $ 12.36    $ 13.17     $ 10.73
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.17        0.08        0.20        0.24/3/    0.20/3/     0.21/3/
  Net realized and unrealized gain (loss)
   on investments                                   5.58        1.89        1.60        1.63/3/    0.74/3/     2.75/3/
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   5.75        1.97        1.80        1.87       0.94        2.96
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.17)      (0.08)      (0.19)      (0.25)     (0.21)      (0.23)
  Distributions from net realized gain             (1.86)      (0.12)      (2.22)      (0.71)     (1.54)      (0.29)
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (2.03)      (0.20)      (2.41)      (0.96)     (1.75)      (0.52)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 18.15     $ 14.43     $ 12.66     $ 13.27   $  12.36    $  13.17
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     41.76%     15.63%       14.27%      16.58%      7.49%      28.22%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)               $52,392    $20,798      $18,453    $170,406   $168,852    $140,551
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.07%      1.05%        1.18%       0.96%      0.99%       0.98%
  Ratio of net investment income to
   average net assets                               1.03%      1.14%        1.73%       1.97%      1.60%       1.73%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                   50%        45%          91%         75%        41%         82%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.16%      1.12%        1.22%       0.98%      1.01%       0.99%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed   0.94%      1.07%        1.69%       1.95%      1.58%       1.72%
   expenses (loss)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARE CALENDAR-YEAR RETURNS                       1997      1996      1995       1994       1993
-------------------------------------------------------------------------------------------------------------------------
Returns for other share classes may vary due to          27.32%    26.46%    24.20%     -1.71%     25.82%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year. /3/ Per share data based upon average monthly shares outstanding.


20  Stagecoach Equity Funds Prospectus

Equity Value Fund                                           Financial Highlights

                          See "How to Read the Financial Highlights" on page 66.
-------------------------------------------------------------------------------

========================================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================================
                                                                           CLASS B SHARES -- COMMENCED
                                                                           ON SEPTEMBER 6, 1996
-------------------------------------------------------------------------------------------------------------------------
                                                  Sept. 30,   Sept. 30,   Sept. 30,   Mar. 31,   Sept. 30,   Sept. 30,
For the period ended:                               1992        1991        1990        1998       1997/1/     1996
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 10.45      $ 8.48     $ 10.00      $11.81    $ 10.34      $10.00
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.20        0.28        0.08        0.05       0.01        0.00
  Net realized and unrealized gain (loss)
   on investments                                   0.49/3/     1.98       (1.60)       4.57       1.57        0.34
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.69        2.26       (1.52)       4.62       1.58        0.34
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.22)      (0.29)       0.00       (0.05)     (0.01)       0.00
  Distributions from net realized gain             (0.19)       0.00        0.00       (1.52)     (0.10)       0.00
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.41)      (0.29)       0.00       (1.57)     (0.11)       0.00
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 10.73   $   10.45     $  8.48      $14.86    $ 11.81      $10.34
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      6.81%      27.05%     (15.20)%     40.87%     15.31%       3.40%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)               $92,915    $  68,412    $26,100     $72,428    $ 2,542      $    0
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.02%        0.98%      0.91%       1.76%      1.70%       0.00%
  Ratio of net investment income to
   average net assets                               1.86%        2.69%      3.38%       0.42%      0.34%       1.83%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                   78%          36%        21%         50%        45%         91%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.02%        1.11%      1.86%       1.83%      2.19%        N/A
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed   1.86%        2.56%      2.43%       0.35%    (0.15)%        N/A
   expenses (loss)
-------------------------------------------------------------------------------------------------------------------------
Class A Share Calendar-Year Returns                       1992     1991
-------------------------------------------------------------------------------------------------------------------------
Returns for other share classes may vary due to          10.54    20.79%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------------------------


                                          Stagecoach Equity Funds Prospectus  21

Growth Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Allen Ayvazian (since 12/97)
                                      Kelli Hill (since 2/97)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

                Investment Policies

                We actively manage a diversified portfolio of common stocks and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, or have above-average dividends yields. We look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history. We may also invest in the stocks of medium-to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

                . at least 65% of our total assets in income producing securities;

                . the majority of our total assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of June 1998, this range was from $470 million to $296 billion. The range is expected to change frequently.);

                . up to 25% of our total assets in foreign companies through American Depositary Receipts and similar instruments; and
                .  up to 15% of our total assets in emerging markets.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.


22  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF          Important Risk Factors
EXCLAMATION
POINT]            You should consider both the General Investment Risks
                  beginning on page 38 and the specific risks listed below. They are both important to your investment choice.

                  Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.
--------------------------------------------------------------------------------

[LOGO OF          Additional Fund Facts
ADDITION
SIGN]

                  We have a quarterly dividend policy. The Fund is not suitable for investors requiring monthly income. Prior to December 15, 1997, the Fund was known as the "Growth and Income Fund".

                  For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                         Stagecoach Equity Funds Prospectus   23

Growth Fund                                                 Financial Highlights

See "Historical Fund Information" on page 58.
-------------------------------------------------------------------------------

========================================================================================================================
FOR A SHARE OUTSTANDING
========================================================================================================================
                                                                    CLASS A SHARES -- COMMENCED
                                                                    ON AUGUST 2, 1990
-------------------------------------------------------------------------------------------------------------------------
                                                  March 31,   March 31,   Sept. 30,   Dec. 31,    Dec. 30,   Dec. 31,
For the period ended:                               1998      1997/1/     1996/2/      1995       1994       1993
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 19.20     $ 17.91     $ 17.26     $ 14.10    $ 14.75     $ 13.88
-------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                      0.11        0.06        0.07        0.19       0.22        0.23
  Net realized and unrealized gain (loss)
   on investments                                   6.18        1.34        2.00        3.87      (0.27)       0.93
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   6.29        1.40        2.07        4.06      (0.05)       1.16
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.11)      (0.06)      (0.07)      (0.19)     (0.22)      (0.23)
  Distributions from net realized gain             (3.29)      (0.05)      (1.35)      (0.71)     (0.38)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (3.40)      (0.11)      (1.42)      (0.90)     (0.60)      (0.29)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 22.09     $ 19.20     $ 17.91     $ 17.26   $  14.10    $  14.75
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     34.65%      7.86%       12.45%      28.90%    (0.29)%      8.44%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)              $365,405   $283,468     $254,498    $178,488   $113,525    $112,236
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.12%      1.14%        1.18%       1.18%      1.11%       0.93%
  Ratio of net investment income to
   average net assets                               0.53%      0.65%        0.56%       1.23%      1.51%       1.72%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                  137%        40%          83%        100%       71%         55%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.13%       N/A         1.19%       1.21%      1.15%       1.11%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed   0.52%       N/A         0.55%       1.20%      1.47%       1.54%
   expenses (loss)
=========================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                       1997      1996      1995       1994       1993
=========================================================================================================================
Returns for other share classes may vary due to          19.05%    21.72%    28.90%     -0.29%      8.44%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed fiscal year-end from December 31 to September 30.


24  Stagecoach Equity Funds Prospectus

Growth Fund                                                 Financial Highlights

                          See "How to Read the Financial Highlights" on page 66.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                                               CLASS B SHARES -- COMMENCED
                                                                  ON JANUARY 1, 1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Dec. 31,    Dec. 31,    Dec. 31,    Mar. 31,   Mar. 31     Sept. 30,   Dec. 30,
For the period ended:                               1992        1991        1990        1998       1997/1/     1996/2/    1995
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 12.84      $10.29     $ 10.00      $13.64    $ 12.74      $12.29     $10.00
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.27        0.41        0.26       (0.01)      0.00       (0.01)      0.05
  Net realized and unrealized gain (loss)
   on investments                                   1.44        2.14        0.03        4.38       0.94        1.42       2.79
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   1.71        2.55        0.29        4.37       0.94        1.41       2.84
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.27)       0.00        0.00        0.00       0.00        0.00      (0.05)
  Distributions from net realized gain             (0.40)       0.00        0.00       (2.31)     (0.04)      (0.96)     (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.67)       0.00        0.00       (2.31)     (0.04)      (0.96)     (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 13.88   $   12.84     $ 10.29      $15.70    $ 13.64      $12.74     $12.29
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     13.45%      24.77%       2.90%      33.83%      7.36%      11.89%     28.47%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)               $44,883    $  10,323    $   430     $52,901    $23,010      $12,832    $ 4,682
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           0.42%        0.05%      0.00%       1.79%      1.86%       1.93%      1.87%
  Ratio of net investment income to
   average net assets                               2.31%        3.50%      2.51%      (0.15)%    (0.06)%     (0.12)%     0.43%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                   80%          13%         0%        137%        40%         83%       100%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.10%        1.16%       N/A        1.80%      1.89%       2.03%      2.21%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed   1.63%        2.39%       N/A       (0.16)%   (0.09)%      (0.22)%     0.09%
   expenses (loss)
===================================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                       1992     1991
===================================================================================================================================
Returns for other share classes may vary due to          13.45%   24.77%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------------------------



                                          Stagecoach Equity Funds Prospectus  25

International Equity Fund
--------------------------------------------------------------------------------

                Portfolio Managers:  Katherine Schapiro, CFA (since 9/97)
                                     Stacey Ho (since 9/97)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]

                The International Equity Fund seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

                Investment Policies

                We actively manage a diversified portfolio of equity securities of companies located or operating in major non-U.S. countries and emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

                We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . at least 80% of our assets in equity securities of companies located or operating outside the U.S.;

                .  in a minimum of five countries exclusive of the U.S.;

                .  up to 50% of our assets in any one country;

                .  up to 25% of our portfolio in emerging markets;

                . in issuers with an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as $250 million; and

                . in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs, GDRs (and similar instruments) and shares of other mutual funds.

                Although it is not our intention to do so, we reserve the right to


26  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

                hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and forward foreign currency contracts.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interests of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 38 and the specific risks listed below. They are both important to your investment choice.

                Investments in foreign and emerging markets present special risks, including currency, political, diplomatic, regulatory and liquidity risks. These risks are defined beginning on page 38. In addition, certain fees, such as custodial, transaction and registration fees may be higher than similar fees incurred by funds investing solely within the U.S.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           In allocating among countries, regions and industry sectors, we consider factors such as economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment. We do not expect our turnover ratio to exceed 100% under normal market conditions, but this target will not limit our discretion in buying or selling securities. Higher turnover will result in higher or transaction costs, which are passed on to shareholders.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                   Stagecoach Equity Funds Prospectus   27

International Equity Fund

See "Historical Fund Information"    See "How to Read the Financial Highlights"
on page 58                                                           on page 66
--------------------------------------------------------------------------------

===========================================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================================
                                                                     Class A Shares         Class B Shares
                                                                      -- Commenced           -- Commenced
                                                                    on Sept. 24, 1997     on Sept. 24, 1997
                                                                   ----------------------------------------
                                                                        March 31,              March 31,
For the period ended:                                                     1998                   1998
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00                $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             0.02                  (0.01)
  Net realized and unrealized gain (loss) on investments                   1.03                   1.02
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                           1.05                   1.01
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net Investment income                                     0.00                   0.00
  Distributions from net realized gain                                     0.00                   0.00
-----------------------------------------------------------------------------------------------------------
Total from distributions:                                                  0.00                   0.00
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 11.05               $  11.01
-----------------------------------------------------------------------------------------------------------
Total return (not annualized)                                             10.52%                 10.10%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                      $26,770              $  33,003
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                  1.75%                  2.40%
  Ratio of net investment income (loss) to average net assets              0.35%                 (0.31)%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover                                                           12%                    12%
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and           2.20%                  2.84%
  reimbursed expenses
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets prior
to waived fees and reimbursed expenses                                   (0.10)%                 (0.75)%
-----------------------------------------------------------------------------------------------------------
===========================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                        1997
===========================================================================================================
Returns for other share classes may vary due to
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee
of future performance.                                                    -3.28%
-----------------------------------------------------------------------------------------------------------

28  Stagecoach Equity Funds Prospectus

Small Cap Fund
--------------------------------------------------------------------------------

                Portfolio Managers:  Jon Hickman (since 9/96)
                                     Kenneth Lee (since 6/97)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

                Investment Policies

                We actively manage a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. We will sell the stock of any company whose market capitalization exceeds the range of this index for sixty consecutive days. As of June 1998, the range was $110 million to $2.5 billion, but it is expected to change frequently.

                We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

                . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

                . up to 40% of our assets in initial public offerings or recent start-ups and newer issues;

                . no more than 25% of our assets in foreign companies through American Depositary Receipts or similar issues; and

                .  up to 15% of our portfolio in emerging markets.

                We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.

                                         Stagecoach Equity Funds Prospectus  29

Small Cap Fund
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 38 and the specific risks listed below. They are both important to your investment choice.

                This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

                .  pay low or no dividends;

                .  have smaller market capitalization;

                .  have less market liquidity;

                . have no or relatively short operating histories, or are new public companies or are initial public offerings;

                . have aggressive capital structures including high debt levels; or

                . are involved in rapidly growing or changing industries and/or new technologies.

                Because we may invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           We have an annual dividend policy. You should not invest in the
                Fund if you are seeking current income.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


30  Stagecoach Equity Funds Prospectus

Small Cap Fund                                              Financial Highlights
See "Historical Fund Information" on page 58.
--------------------------------------------------------------------------------

============================================================================================================
FOR A SHARE OUTSTANDING
============================================================================================================
                                                                   Class A Shares -- Commenced
                                                                   on September 16, 1996
                                                                   ----------------------------------------
                                                                   March 31,    March 31,   Sept. 30,
For the period ended:                                                1998        1997/2/     1996
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                              $ 18.98   $  22.45     $   22.01
-----------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                      (0.06)     (0.01)         0.00
   Net realized and unrealized gain (loss) on investments             8.76      (3.46)         0.44
-----------------------------------------------------------------------------------------------------------
 Total from investment operations                                     8.70      (3.47)         0.44
-----------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                               0.00       0.00          0.00
   Distributions from net realized gain                              (2.06)      0.00          0.00
-----------------------------------------------------------------------------------------------------------
 Total from distributions:                                           (2.06)      0.00          0.00
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                    $ 25.62   $  18.98   $     22.45
-----------------------------------------------------------------------------------------------------------
 Total return (not annualized)                                       47.03%   (15.46)%         2.00%
-----------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
   Net assets, end of period (000s)                                $15,611   $  3,107   $        96
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
   Ratio of expenses to average net assets/2/                         1.22%      1.10%         1.03%
   Ratio of net investment income (loss) to average net assets/2/   (0.43)%    (0.23)%       (0.59)%
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover/3/                                                 291%        69%           10%
-----------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses/2/                              1.57%      2.80%        38.54%
-----------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses/2/                   (0.78)%    (1.93)%       (38.10)%
-----------------------------------------------------------------------------------------------------------
===========================================================================================================
CLASS A SHARE ANNUAL RETURNS                            1997          1996         1995        1994
===========================================================================================================
Returns for other share classes may vary due to         11.09%         20.89%       69.10%      5.50%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do
not reflect sales loads and are not a guarantee
of future performance./4/
-----------------------------------------------------------------------------------------------------------

/1/  The Fund changed its fiscal year-end from September 30 to March 31.
/2/  Ratio includes income and expenses allocated from the Master Portfolio.


                                          Stagecoach Equity Funds Prospectus  31

Small Cap Fund                                             Financial Highlights

                         See "How to Read the Financial Highlights" on page 66.
--------------------------------------------------------------------------------

==============================================================================================================
FOR A SHARE OUTSTANDING
==============================================================================================================
                                                                  Class B Shares -- Commenced   Class C Shares
                                                                  on September 16, 1996          Commenced on
                                                                                                Dec. 15, 1997
                                                                  --------------------------------------------
                                                                   Mar. 31,  Mar. 31,  Sept. 30,   Mar. 31,
For the period ended:                                                1998    1997/1/     1996        1998
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $ 18.93   $  22.46   $22.02   $    21.77
--------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                                      (0.11)     (0.04)    0.00        (0.00)
  Net realized and unrealized gain (loss) on investments             8.61      (3.49)    0.44         3.69
--------------------------------------------------------------------------------------------------------------
 Total from investment operations                                    8.50      (3.53)    0.44         3.61
--------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                               0.00       0.00     0.00         0.00
  Distributions from net realized gain                              (2.05)      0.00     0.00         0.00
--------------------------------------------------------------------------------------------------------------
 Total from distributions:                                          (2.05)      0.00     0.00         0.00
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 25.38   $  18.93   $22.46   $    25.38
--------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                                      46.02%   (15.72)%    2.00%       16.58%
--------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                                $15,320   $  1,905   $    0   $    2,495
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets/2/                         1.92%      1.75%    0.00%        2.10%
  Ratio of net investment income (loss) to average net assets/2/   (1.13)%    (0.85)%    0.00%      (1.17)%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover/3/                                                291%        69%      10%         291%
--------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/2/                            2.21%      3.55%    0.00%        2.66%
--------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets
   prior to waived fees and reimbursed expenses/2/                 (1.42)%    (2.65)%    0.00%      (1.73)%
--------------------------------------------------------------------------------------------------------------

/3/ Reflects activity of the Master Portfolio.

/4/ Performance shown for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund.


32  Stagecoach Equity Funds Prospectus

Strategic Growth Fund
-------------------------------------------------------------------------------

                Portfolio Managers:   Jon Hickman  (since 1/93)
                                      Chris Greene (since 9/97)
-------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Strategic Growth Fund seeks to provide investors with an above-average level of long-term capital appreciation.

                Investment Policies

                We seek an above-average level of capital appreciation for investors willing to assume above-average risk. We actively manage a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we may invest:

                . in at least 20 common stock issues spread across a number of different industry groups;

                . at least 65% of our assets in common stocks and securities which are convertible into common stocks that we believe have better-than-average prospects to increase in value;

                . up to 40% of our assets in initial public offerings and/or small and newer equity issues;

                . up to 65% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap/TM/ Index (As of June 1998, this range was from $470 million to $11.3 billion. The range is expected to change frequently.);

                .  up to 15% of our assets in emerging markets; and

                .  up to 15% of our assets in certain call and put options.

                We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.


                                          Stagecoach Equity Funds Prospectus  33

Strategic Growth Fund
-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 38 and the specific risks listed below. They are both important to your investment choice. This Fund is designed for investors willing to assume above average risk. We may invest in companies that:

                .  pay low or no dividends;

                .  have smaller market capitalization;

                .  have less market liquidity;

                . have no or relatively short operating histories or are newly public;

                . have aggressive capital structures, including high debt levels; or

                . are involved in rapidly growing or changing industries and/or new technologies.

                The Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           We have an annual dividend policy. You should not invest in the
                Fund if you are seeking current income. Prior to December 5, 1997, the Fund was known as the "Aggressive Growth Fund."

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


34  Stagecoach Equity Funds Prospectus

This page intentionally left blank
-----------------------------------------------------------------

Strategic Growth Fund                                      Financial Highlights

See "How to Read the Financial Highlights" on page 58.
--------------------------------------------------------------------------------

==========================================================================================================================
FOR A SHARE OUTSTANDING
==========================================================================================================================
                                              CLASS A SHARES -- COMMENCED
                                              ON JANUARY 20, 1993
                                              ----------------------------------------------------------------------------
                                                                                                                CLASS B
                                                                                                                SHARE
                                                                                                                COMMENCED
                                                                                                                ON DEC.
                                                                                                                15, 1997
                                              Dec. 31,     Dec. 31,       Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,
 For the period ended:                          1997        1996           1995         1994         1993        1997
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $    26.42   $    24.12   $    19.06   $    18.93   $    14.34   $  23.68
--------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)                     (0.07)       (0.04)       (0.06)       (0.16)       (0.04)     (0.02)
  Net realized and unrealized
   gain (loss) on investments                       2.48         2.54         8.12         0.96         5.27       0.67
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   2.41         2.50         8.06         0.80         5.23       0.65
--------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                           0.00         0.00         0.00         0.00        (0.04)      0.00
  Distributions from net realized
   gain                                            (8.87)       (0.20)       (3.00)       (0.47)       (0.59)      0.00
--------------------------------------------------------------------------------------------------------------------------
 Tax return of capital                              0.00         0.00         0.00        (0.20)       (0.01)      0.00
--------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (8.87)       (0.20)       (3.00)       (0.67)       (0.64)      0.00
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $    19.96   $    26.42   $    24.12   $    19.06   $    18.93   $  24.33
--------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      7.73%       10.32%       42.51%        4.23%       36.56%      2.74%
--------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $  148,122   $  131,226   $   59,016   $   26,744   $   25,413   $ 23,562
--------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       1.18%/1/     1.24%/3/     1.28%        1.20%        0.66%      1.89%
  Ratio of net investment income
   to average net assets                           (0.96)%/1/   (0.82)%/3/   (0.76)%      (0.81)%      (0.01)%    (1.63)%
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                 256%/2/       10%/4/      171%         149%         182%       256%
--------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               1.18%/1/     1.27%/3/     1.38%        1.55%        1.64%      1.89%
--------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses (loss)                                  (0.96)%/1/   (0.85)/3/    (0.86)%      (1.16)%      (0.99)%    (1.63)%
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                              1997          1996        1995         1994       1993
==========================================================================================================================
Returns for other share classes may vary due to differ-          7.73%       10.32%       42.51%        4.23%     36.56%
ent fees and expenses. These returns reflect fee waivers
and reimbursements, do not reflect sales loads and are
not a guarantee of future performance.
--------------------------------------------------------------------------------------------------------------------------

/1/ This ratio includes activity of the Master Portfolio for the period from
    January 1, 1997 to December 12, 1997.
/2/ The portfolio turnover rate and average commission rate paid includes activity of the Master Portfolio from January 1, 1997 to December 12, 1997.


36 Stagecoach Equity Funds Prospectus

Strategic Growth Fund                                      Financial Highlights

                          See "How to Read the Financial Highlights" on page 66.
--------------------------------------------------------------------------------

==============================================================================================================
FOR A SHARE OUTSTANDING
==============================================================================================================
                                              CLASS C SHARES -- COMMENCED
                                              ON JULY 1, 1993
                                              ----------------------------------------------------------------
                                              Dec. 31,     Dec. 31,       Dec. 31,     Dec. 31,     Dec. 31,
 For the period ended:                          1997        1996           1995         1994         1993
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $    32.42   $    29.84   $    23.74   $    23.75   $    21.53
--------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income (loss)                     (0.45)       (0.11)       (0.23)       (0.34)       (0.62)
  Net realized and unrealized
   gain (loss) on investments                       3.17         2.93        10.03         1.16         3.60
--------------------------------------------------------------------------------------------------------------
 Total from investment operations                   2.72         2.82         9.80         0.82         2.98
--------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                           0.00         0.00         0.00         0.00        (0.00)
  Distributions from net realized
   gain                                           (10.82)       (0.24)       (3.70)       (0.57)       (0.76)
--------------------------------------------------------------------------------------------------------------
 Tax return of capital                             (0.00)        0.00         0.00        (0.26)        0.00
--------------------------------------------------------------------------------------------------------------
 Total from distributions:                        (10.82)       (0.24)       (3.70)       (0.83)       (0.76)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $    24.32   $    32.42   $    29.84   $    23.74   $    23.75
--------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      6.98%        9.46%       41.54%        3.46%       13.84%
--------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $   41,608   $   55,063   $   26,326   $   15,335   $   11,932
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       1.93%/1/     2.00%/3/     2.02%        1.95%        0.61%
  Ratio of net investment income
   to average net assets                           (1.70)%/1/   (1.58)%/3/   (1.49)%      (1.56)%      (1.00)%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                 256%/2/       10%/4/      171%         149%         182%
--------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               1.94%/1/     2.02%/3/     2.09%        2.33%        2.14%
--------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses (loss)                                  (1.71)%/1/   (1.60)/3/    (1.56)%      (1.84)%      (2.53)%
--------------------------------------------------------------------------------------------------------------

/3/ The ratio includes income and expenses allocated from the Master Portfolio. /4/ The portfolio turnover for and average commission rate paid by the Capital
    Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The information shown reflects the stand-alone period only.


                                           Stagecoach Equity Funds Prospectus 37

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Funds invest in equities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has


38  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

   adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.


                                        Stagecoach Equity Funds Prospectus  39

General Investment Risks
--------------------------------------------------------------------------------

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk-- The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


40  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and objectives.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
        ========================================================================


                                        Stagecoach Equity Funds Prospectus  41

                                                                            DIVERSIFIED
                                                                            EQUITY       EQUITY        INTERNATIONAL SMALL STRATEGIC
                                                                  BALANCED  INCOME       VALUE  GROWTH     EQUITY     CAP   GROWTH
====================================================================================================================================
INVESTMENT PRACTICE:                     RISK:
====================================================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates          Interest Rate and            .         .          .       .                   .      .
that are adjusted either on a            Credit Risk
schedule or when an index or
benchmark changes.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller        Credit and                   .         .          .       .          .        .      .
of a security agrees to buy back         Counter-Party Risk
a security at an agreed upon time
and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in              Market Risk                  .         .          .       .          .        .      .
shares of another mutual
fund.  A pro rata portion of the
other fund's expenses, in addition
to the expenses paid by the Funds,
will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-U.S. company  Information, Political,      .         .          .       .          .        .      .
or debt of a foreign government in the   Regulatory, Diplomatic,
form of an American Depositary Receipt   Liquidity and Currency
or similar instrument. Limited to 25%    Risk
of total assets.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located         Information, Political                 .                  .          .        .      .
or operating in countries considered     Regulatory, Diplomatic
developing or to have "emerging"         and Currency Risk
stock markets. Generally, these
investments have the same type of
risks as foreign securities, but
to a higher degree. Limited to
15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive       Credit, Information and
or deliver a security or cash            Liquidity Risk
payment depending on the security's
price or the performance of an index
or benchmark.
   ---------------------------------------------------------------------------------------------------------------------------------
   Options on Specific Securities                                     .                    .                  .        .
   Options on a Stock Index                                                                                   .
   Stock Index Futures and options                                    .                    .
     on Stock Index Futures
     to protect liquidity and
     portfolio value
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly         Liquidity Risk               .         .          .       .          .        .      .
traded but which may be resold
in accordance with Rule 144A of
the Securities Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities       Credit, Counter-Party        .         .          .       .          .        .      .
to brokers, dealers and financial        and Leverage Risk
institutions to increase return on
those securities. Loans may be
made in accordance with existing
investment policies and may not
exceed 33 1/3% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent      Leverage Risk                .         .          .       .          .        .      .
of 10% of total assets from
banks for temporary purposes to meet
shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily        Liquidity Risk               .         .          .       .          .        .      .
sold, or cannot be readily sold
without negatively affecting its fair
price. Limited to 10% of total
assets for the Diversified Equity
Income and Growth Funds, and limited
to 15% of assets for the other Funds.
------------------------------------------------------------------------------------------------------------------------------------


42  Stagecoach Equity Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 . Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 . Class B Shares - with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

 . Class C Shares - with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest.

If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Equity Value, International Equity, Small Cap, and Strategic Growth Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedule before making your decision. You should also review the "Reduced Sales Charges" section of this Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales


                                        Stagecoach Equity Funds Prospectus  43

A Choice of Share Classes
--------------------------------------------------------------------------------

charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

================================================================================

 CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
 SCHEDULE:
================================================================================

                          FRONT-END SALES     FRONT-END SALES   DEALER ALLOWANCE
                            CHARGE AS           CHARGE AS             AS % OF
      AMOUNT               % OF PUBLIC          % OF NET         PUBLIC OFFERING
   OF PURCHASE            OFFERING PRICE      AMOUNT INVESTED         PRICE
--------------------------------------------------------------------------------
 Less than $50,000               5.25%               5.54%            4.75%
--------------------------------------------------------------------------------
 $50,000 to $99,999              4.50%               4.71%            3.75%
--------------------------------------------------------------------------------
 $100,000 to $249,999            3.50%               3.63%            2.75%
--------------------------------------------------------------------------------
 $250,000 to $499,999            2.50%               2.56%            2.00%
--------------------------------------------------------------------------------
 $500,000 to $999,999            2.00%               2.04%            1.75%
--------------------------------------------------------------------------------
 $1,000,000 and over/1/          0.00%               0.00%            1.00%
--------------------------------------------------------------------------------

/1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

================================================================================
 CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
 REDEMPTION WITHIN      1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
 CDSC                    5.00%     4.00%     3.00%     3.00%     2.00%     1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.


44  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Class C Share CDSC Schedule

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


                                        Stagecoach Equity Funds Prospectus  45

Reduced Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

 . You pay no sales charges on Fund shares you buy with reinvested distributions.

 . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 . By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 . Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 . If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 . You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


46  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .  a trustee or fiduciary purchasing for a single fiduciary relationship; or

 . the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act"), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


    How a Letter of Intent Can Save You Money!

   If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!


                                        Stagecoach Equity Funds Prospectus  47

 Class B and Class C Share CDSC Reductions:

 . You pay no CDSC on Funds shares you purchase with reinvested distributions.

 . We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 .  We waive the CDSC for redemptions made at the direction of Stagecoach
   Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .  We waive Class C share CDSC for certain types of accounts.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .  Current and retired employees, directors and officers of:
   .   Stagecoach Funds and its affiliates;
   .   Wells Fargo Bank and its affiliates;

   .   Stephens and its affiliates; and
   .   Broker-Dealers who act as selling agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.


48  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. The CDSC Schedule for these shares is below:

================================================================================
  CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
 REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS    4 YEARS    5 YEARS    6 YEARS
--------------------------------------------------------------------------------
 CDSC                3.00%    2.00%     1.00%      1.00%      0.00%      0.00%
--------------------------------------------------------------------------------

The above schedules do not apply for any new shares purchased. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.


                                        Stagecoach Equity Funds Prospectus  49

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .  $1,000 per Fund minimum initial investment; or

 .  $100 per Fund minimum initial investment if you use the AutoSaver option.

 .  $100 per Fund for all investments after your first.

 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


50  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Important Information:

 . Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800 222-8222.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM Pacific time. Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day.
   Requests we receive after the close are processed the next business day.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without completing a new application.

 . We reserve the right to cancel any purchase order if your check does not clear. We also reserve the right to delay payment of a redemption until we are reasonably certain that investments made by check have been collected.


                                        Stagecoach Equity Funds Prospectus  51

Your Account
--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
 BY MAIL
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.             Mail to:
----------------------------------------------      Stagecoach Funds
 Enclose a check for at least $1,000 made out       PO Box 7066
 in the full name and share class of the Fund.      San Francisco, CA
 For example, "Stagecoach Strategic Growth          94120-9201
 Fund, Class B."
----------------------------------------------
 You may start your account with $100 if you
 elect the AutoSaver option on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.        Mail to:
 Be sure to write your account number on the        Stagecoach Funds
 check as well.                                     PO Box 7066
----------------------------------------------      San Francisco, CA
 Enclose the payment stub/card from your            94120-9201
 statement if available.
--------------------------------------------------------------------------------

================================================================================
 BY WIRE
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 If you do not currently have an account,
 complete a Stagecoach Funds application.
 You must wire at least $1,000. Be sure to          Mail to:
 indicate the Fund name and the share class         Stagecoach Funds
 into which you intend to invest.                   PO Box 7066
----------------------------------------------      San Francisco, CA
 Mail the completed application.                    94120-9201
----------------------------------------------      Fax to: 1-415-546-0280
 You may also fax the completed application
 (with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Instruct your wiring bank to transmit          Wire to:
 at least $100 according to the                 Wells Fargo Bank, N.A.
 instructions given to the right. Be            San Francisco, California
 sure to have the wiring bank include
 your current account number and the            Bank Routing Number:
 name your account is registered in.            121000248
----------------------------------------------
                                                Wire Purchase Account Number:
                                                4068-000587

                                                Attention:
                                                Stagecoach Funds (Name of Fund
                                                and Share Class)

                                                Account Name:
                                                (Registration Name Indicated on
                                                Application)
                                                --------------------------------


52  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
 You can only make your first purchase of a
 Fund by phone if you already have an
 existing Stagecoach Account.
----------------------------------------------       Call:
 Call Investor Services and instruct the             1-800-222-8222
 representative to either:
 .  transfer at least $1,000 from a linked
    settlement account, or
 .  exchange at least $1,000 worth of shares
    from an existing Stagecoach Fund.
    Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
 Call Investor Services and instruct the
 representative to either:
 .  transfer at least $100 from a linked             Call:
    settlement account, or                           1-800-222-8222
 .  exchange at least $100 worth of shares
    from another Stagecoach Fund.
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
 BY MAIL
================================================================================
 Write a letter stating your account
 registration, your account number, the
 Fund you wish to redeem and the dollar
 amount ($100 or more) of the redemption you
 wish to receive (or write "Full Redemption").
---------------------------------------------
 Make sure all the account owners sign
 the request.
---------------------------------------------
 You may request that redemption proceeds be         Mail to:
 sent to you by check, by ACH transfer into a        Stagecoach Funds
 bank account, or by wire ($5,000 minimum).          PO Box 7066
 Please call Investor Services regarding             San Francisco, CA
 requirements for linking bank accounts or for       94120-9201
 wiring funds.  We reserve the right to charge
 a fee for wiring funds although it is not
 currently our practice to do so.
---------------------------------------------
 Signature Guarantees are required for mailed
 redemption requests over $5,000. You can get
 a signature guarantee at financial
 institutions such as a bank or brokerage
 house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


                                        Stagecoach Equity Funds Prospectus  53

Your Account
--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
 Call Investor Services to request a redemption
 of at least $100. Be prepared to provide your
 account number and Taxpayer Identification Number.
---------------------------------------------------
 Unless you have instructed us otherwise, only
 one account owner needs to call in redemption
 requests.
---------------------------------------------------
 You may request that redemption proceeds be
 sent to you by check, by transfer into an
 ACH-linked bank account, or by wire
 ($5,000 minimum). Please call Investor
 Services regarding requirements for linking
 bank accounts or for wiring funds.  We reserve
 the right to charge a fee for wiring funds
 although it is not currently our practice to do so.    Call:
---------------------------------------------------     1-800-222-8222
 Telephone privileges are automatically made
 available to you unless you specifically
 decline them on your application or
 subsequently in writing.
---------------------------------------------------
 Phone privileges allow us to accept
 transaction instructions by anyone representing
 themselves as the shareholder and who provides
 reasonable confirmation of their identity, such
 as providing the Taxpayer Identification Number
 on the account. We will not be liable for any
 losses incurred if we follow telephone
 instructions we reasonably believe to be genuine.
---------------------------------------------------

 Telephone requests are not accepted if
 the address on your account was changed
 by phone in the last 15 days.
--------------------------------------------------------------------------------

================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================
 We determine the NAV each day as of the close of regular trading on the NYSE, which is generally 1:00 PM Pacific time.
--------------------------------------------------------------------------------
 Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
 We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.
--------------------------------------------------------------------------------
 If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

 We reserve the right to delay payment of a redemption that we may be reasonably certain that investments made by check or autosaver have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Funds by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


54  Stagecoach Equity Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 .  Exchanges between Class B shares, between Class C shares or between either
   Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may make exchanges between like share classes. You may also exchange from Class A, Class B or Class C shares and non-Institutional class shares to a non-institutional money market fund.


                                        Stagecoach Equity Funds Prospectus  55

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the 25th day of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

 .  must have a Fund account valued at $10,000 or more;
 . you must have distributions reinvested; and . you may not be simultaneously participating in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

 . Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 . Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 . Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


56  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

 . Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

        =======================================================================
        Two Things to Keep In Mind About Distributions

        Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
        =======================================================================

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. These distributions will be taxable to you as long-term capital gains, which may qualify for taxation at preferential rates in the hands of non-corporate shareholders.

In general, all distributions will be taxable to you when paid, even if they are paid in additional Funds Shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


                                        Stagecoach Equity Funds Prospectus  57

Additional Services and Other Information
--------------------------------------------------------------------------------

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Balanced Fund-- The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM") In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Equity Value Fund-- The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Growth Fund-- The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.

Small Cap Fund-- On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of the Stagecoach Funds. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997, the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

Strategic Growth Fund-- On December 12, 1997, the Class A and Class D shares of the Overland Express Strategic Growth Fund were reorganized as the Class A and Class C shares of the Strategic Growth Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Stagecoach Class


58  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

A and Class C shares have been restated to give effect to the conversion ratio applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, respectively. The Overland Fund did not offer Class B shares. Prior to December 15, 1997, the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.

Wells Fargo & Company/Norwest Merger - Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


                                        Stagecoach Equity Funds Prospectus  59

Additional Services and Other Information
--------------------------------------------------------------------------------

Dealer Concessions and Rule 12b-1 fees - Stephens as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


60  Stagecoach Equity Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below.
If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA

 Markets the Funds,    Manages the Funds'   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Funds' business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================

                           INVESTMENT SUB-ADVISOR
================================================================================

         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA
Manages the Funds' investment activities      Provides safekeeping for the
                                              Funds' assets
                                              Investors Bank & Trust Company
                                              89 South Street, Boston, MA 02111
                                              Provides safekeeping for the
                                              Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


                                        Stagecoach Equity Funds Prospectus  61

Organization and Management of the Funds
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the investment advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

 -------------------------------------------------------------------------------
 Balanced Fund                                                  .57%
 -------------------------------------------------------------------------------
 Diversified Equity Income Fund                                 .50%
 -------------------------------------------------------------------------------
 Equity Value Fund                                              .50%
 -------------------------------------------------------------------------------
 International Equity Fund                                       N/A
 -------------------------------------------------------------------------------
 Growth Fund                                                    .50%
 -------------------------------------------------------------------------------
 Small Cap Fund*                                                .50%
 -------------------------------------------------------------------------------
 Strategic Growth Fund*                                         .50%
 -------------------------------------------------------------------------------

/*/ Prior to December 15, 1997, the Strategic Growth Fund and the Small Cap Fund each invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged to and paid by the master portfolio.

The Sub-Advisor

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided advisory services for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank N.A. .25% of each Fund's assets up to the first $200 million,
 .20% of the next $200 million in assets, and .15% of all assets over $400 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Funds to Wells Fargo Bank.


62  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's except the International Equity Fund, assets for these services. The International Equity Fund is entitled to receive .06% of assets for these services. Prior to February 1, 1998, Wells Fargo Bank was entitled to receive .04% of each Fund's assets for administration services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Funds' assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares. Prior to February 1, 1998, Stephens was entitled to receive .02% of each Fund's assets for co-administration services.

Distribution Plan

We have adopted Distribution Plans for each class of the Funds. For the Class A shares of the Diversified Equity Income and Growth Funds, the plans defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Balanced, Equity Value, International Equity, Small Cap and Strategic Growth Funds, and the Class B and Class C shares of each Fund, these plans are used to pay for distribution-related services including ongoing compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

                                        CLASS A       CLASS B        CLASS C
 -------------------------------------------------------------------------------
 Balanced Fund                            .10%          .75%          N/A
 -------------------------------------------------------------------------------
 Diversified Equity Income Fund           .05%          .70%          N/A
 -------------------------------------------------------------------------------
 Equity Value Fund                        .10%          .75%          .75%
 -------------------------------------------------------------------------------
 Growth Fund                              .05%          .70%          N/A
 -------------------------------------------------------------------------------
 International Equity Fund                .10%          .75%          .75%
 -------------------------------------------------------------------------------
 Small Cap Fund                           .10%          .75%          .75%
 -------------------------------------------------------------------------------
 Strategic Growth Fund                    .10%          .75%          .75%
 -------------------------------------------------------------------------------


                                        Stagecoach Equity Funds Prospectus  63

Organization and Management of the Funds
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

                                        CLASS A       CLASS B        CLASS C
 -------------------------------------------------------------------------------
 Balanced Fund                            .25%          .25%          N/A
 -------------------------------------------------------------------------------
 Diversified Equity Income Fund           .30%          .30%          N/A
 -------------------------------------------------------------------------------
 Equity Value Fund                        .25%          .25%          .25%
 -------------------------------------------------------------------------------
 Growth Fund                              .30%          .30%          N/A
 -------------------------------------------------------------------------------
 International Equity Fund                .25%          .25%          .25%
 -------------------------------------------------------------------------------
 Small Cap Fund                           .25%          .25%          .25%
 -------------------------------------------------------------------------------
 Strategic Growth Fund                    .25%          .25%          .25%
 -------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Allen J. Ayvazian

   Managing Director and Chief Equity Officer
   With Wells Fargo since 1989.

 .  Gregg Giboney, CFA

   With Wells Fargo since 1978.

 .  Chris Greene

   Joined Wells Fargo in 1997. Worked for Hambrecht & Quist from 199497 and for GB Capital Management for two years prior to that. Worked for Wood Island Associates prior to GB Capital.


64  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

 .  Jon R. Hickman

   Managing Director
   With Wells Fargo since 1986.

 .  Kelli Hill

   With Wells Fargo since 1987.

 .  Stacey Ho

   With Wells Fargo since 1997. Worked for Clemente Capital Management from 1995 to 1996, and Edison International from 1990 through 1995.

 .  Kenneth Lee

   With Wells Fargo since 1993. Was with Wells Fargo Nikko Investment Advisors and Dean Witter prior to 1993.

 .  Katherine Schapiro, CFA

   President, Security Analysts of San Francisco
   With Wells Fargo since 1992.

 .  Scott Smith, CFA

   With Wells Fargo since 1988.

 .  Rex Wardlaw, CFA

   With Wells Fargo since 1986.

 .  Allen Wisniewski, CFA

   With Wells Fargo since 1987.


                                        Stagecoach Equity Funds Prospectus  65

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP, with the exception of the Class A calender-year returns or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Balanced
Fund and Equity Value Fund for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Funds.

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


66  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                        Stagecoach Equity Funds Prospectus  67

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return".

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "total return".


68  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.


                                        Stagecoach Equity Funds Prospectus  69

Glossary
--------------------------------------------------------------------------------

Hedge

Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 P.M. (Pacific time).

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.


70  Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

Public Offering Price (POP)

The NAV with the sales load added.

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Selling Agent

A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index

Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


                                        Stagecoach Equity Funds Prospectus  71

Glossary
--------------------------------------------------------------------------------

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

Warrants

The right to buy a stock at a set price for a set time.

Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


72  Stagecoach Equity Funds Prospectus

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

STAGECOACH FUNDS/R/



You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


        =======================================================================
        STAGECOACH FUNDS:
        -----------------------------------------------------------------------

        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
        . involve investment risk, including possible loss of principal.
        =======================================================================

[LOGO OF RECYCLED PAPER]
Printed on Recycled Paper                                   SC EQ P (8/98)

                              [WELLS FARGO LOGO]

                         -----------------------------
                                   PROSPECTUS
                         -----------------------------

                     CALIFORNIA TAX-FREE MONEY MARKET TRUST


                                 August 1, 1998

                                                                      PROSPECTUS
                                STAGECOACH FUNDS
                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

  Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the California Tax-Free Money Market Trust (the "Fund").

  The CALIFORNIA TAX-FREE MONEY MARKET TRUST seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated August 1, 1998 containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Investor Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 800-260-5969.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO  BANK IS THE INVESTMENT ADVISOR AND ADMINISTRATOR AND  PROVIDES THE
 FUND WITH CERTAIN OTHER SERVICES FOR  WHICH IT IS COMPENSATED. (WELLS CAPITAL
  MANAGEMENT, INC.  ("WCM"), A WHOLLY  OWNED SUBSIDIARY OF WELLS  FARGO BANK,
   IS THE INVESTMENT  SUB-ADVISOR. STEPHENS INC. ("STEPHENS"),  WHICH IS NOT
    AFFILIATED  WITH  WELLS   FARGO  BANK,  IS  THE   FUND'S  SPONSOR,  CO-
                        ADMINISTRATOR AND DISTRIBUTOR.

                        PROSPECTUS DATED AUGUST 1, 1998

                               Table of Contents

                                    -------

Prospectus Summary                                                             1

Summary of Fund Expenses                                                       3

Explanation of Tables                                                          4

Financial Highlights                                                           5

How the Fund Works                                                             7

The Fund and Management                                                       11

Investing in the Fund                                                         13

Dividend and Capital Gain Distributions                                       14

How to Redeem Shares                                                          15

Management and Servicing Fees                                                 16

Taxes                                                                         20

Prospectus Appendix -- Additional Investment Policies                        A-1


                                                                      PROSPECTUS

                               Prospectus Summary

  The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you wish summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q.WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. Under normal market conditions, substantially all of the Fund's assets will be invested in municipal obligations that are exempt from federal income tax and California personal income tax. See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix --Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Since substantially all the Fund's assets are invested in securities issued by California, its agencies and municipalities, events in California are more likely to affect the Fund's investments. Also, the Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Funds Work -- Risk Factors" and "Additional Permitted Investment Activities" in the SAI for further information about the Funds' investments and related risks.

Q.WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment advisor, manages the Fund's investments. Wells Fargo Bank also provides the Fund with administration, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The

                                       1                              PROSPECTUS

   Fund and Management" and "Management and Servicing Fees" for further information.

Q.HOW DO I INVEST?

A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. See "Investing in the Fund" for additional information.

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional shares of the Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q. HOW MAY I REDEEM SHARES?

A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Shares."

PROSPECTUS                             2

                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES

                                                            CALIFORNIA TAX-
                                                                  FREE
                                                           MONEY MARKET TRUST
                                                           ------------------
  Maximum Sales Charge Imposed on Purchases (as a
   percentage of offering price)..........................        None
  Maximum Sales Charge on Reinvested Distributions........        None
  Maximum Sales Charge on Redemptions.....................        None
  Exchange Fees...........................................        None

                       ANNUAL FUND OPERATING EXPENSES/1/
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             CALIFORNIA TAX-
                                                                   FREE
                                                            MONEY MARKET TRUST
                                                            ------------------
  Management Fee/1/........................................        0.00%
  Rule 12b-1 Fee/2/........................................        0.00%
  Other Expenses (after waivers or reimbursements)/3/......        0.20%
                                                                   ----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/4/......................................        0.20%
                                                                   ====

 --------------

 /1/Management Fees (before waivers or reimbursements) would be payable at a maximum annual rate of 0.50%.
 /2/The Fund has adopted a defensive distribution plan under Rule 12b-1 of the Investment Adviser's Act of 1940 (the 1940 Act), which does not result in any added expenses to the Fund.
 /3/Other Expenses (before waivers or reimbursements) would be 0.35%. /4/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.85%.

 Note: The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another Bank directly on certain customer accounts in connection with an investment in the Fund.

                                       3                              PROSPECTUS

EXAMPLE OF EXPENSES


 You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
    California Tax-Free Money Market Trust....    $2      $6     $11     $26


                             Explanation of Tables

  The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no shareholder transaction expenses imposed by the Company. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

  ANNUAL FUND OPERATING EXPENSES for Fund shares are based on applicable contract amounts restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the Company's current year, except that "Other Expenses" is based on estimated amounts for the current year. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue after that time. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                             4

                              Financial Highlights

  The following information has been derived from the Financial Highlights in the Fund's financial statements for the period from May 5, 1997 to March 31, 1998. This information is provided to assist you in evaluating the Fund's historical performance. The Fund's financial statements were audited by KPMG Peat Marwick LLP. This information should be read in conjunction with the Fund's 1998 financial statements and the notes thereto. The Fund's SAI has been incorporated by reference into this prospectus.


                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

                                                                 PERIOD ENDED
                                                                MARCH 31, 1998
                                                                --------------
  Net Asset Value, Beginning of Period.........................    $   1.00
                                                                   --------
  Income from Investment Operations:
    Net Investment Income......................................        0.03
    Net Realized and Unrealized Gain (Loss) on Investments.....        0.00
                                                                   --------
  Total from Investment Operations.............................        0.03
  Less Distributions:
    Dividends from Net Investment Income.......................       (0.03)
    Distributions from Net Realized Gain.......................        0.00
                                                                   --------
  Total from Distributions.....................................       (0.03)
                                                                   --------
  Net Asset Value, End of Period...............................    $   1.00
                                                                   ========
  Total Return (not annualized)................................        2.94%
  Ratios/Supplemental Data:
    Net Assets, End of Period (000's)..........................    $636,441
  Ratios to Average Net Assets (annualized):
    Ratio of Expenses to Average Net Assets....................        0.20%
    Ratio of Net Investment Income to Average Net Assets.......        3.18%
    Ratio of Expenses to Average Net Assets Prior to Waived
      Fees and Reimbursed Expenses.............................        0.85%
    Ratio of Net Investment Income to Average Net Assets Prior
      to Waived Fees and Reimbursed Expenses...................        2.53%

 --------------
 /1/The Fund commenced operations on May 5, 1997.

                                       5                              PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


PROSPECTUS                             6

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

  Set forth below is a description of the investment objectives and related policies of the Fund.

  The Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. Wells Fargo Bank, as investment advisor to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes, and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. The Fund also may invest in obligations issued by the U.S. Virgin Islands, Puerto Rico and Guam, the interest on which also is exempt from federal income tax and California personal income tax.

  The Fund seeks to maintain a net asset value of $1.00 per share. Its assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition as determined in accordance with Rule 2a-7 under the 1940 Act and the dollar-weighted average maturity of the Fund's investments is 90 days or less.

  As a matter of fundamental policy, at least 80% of the Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 80% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income tax. The Fund's investment advisor may rely either on the opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. For additional descriptions of the types of securities and investment practices used by the Fund, see "Risk Factors" and "Prospectus Appendix -- Additional

                                       7                              PROSPECTUS

Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.

  The Fund may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S.

  Government obligations, obligations of domestic and foreign banks, foreign securities, rated commercial paper, taxable municipal obligations and repurchase agreements. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax and California personal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from federal income tax and California personal income tax. A more complete description of the Funds' investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and the SAI.

RISK FACTORS

  Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. The Fund may invest in illiquid securities (including certain restricted securities) which may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

  The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. Of course, the Fund cannot guarantee a $1.00 share price. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated

PROSPECTUS                             8
securities). These determinations are made by Wells Fargo Bank, as the Fund's investment advisor, under guidelines adopted by the Company's Board of Directors.

  The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

  The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment advisor, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  .   inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index ("COFI") floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.

  Since the Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act.

                                       9                              PROSPECTUS

However, the Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements, as described in the "Prospectus Appendix -- Additional Investment Policies" section below.

  California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds between. In particular, on July 15, 1994, Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet the Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poors upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Fund's investment advisor continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.

  Many computer software systems in use today cannot distinguish the year 2000 from the year 1900. Most of the services provided to the Stagecoach Fund depends on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Fund that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

PERFORMANCE

  The performance of the Fund may be advertised from time to time in terms of current yield, effective yield, and average annual total return. In addition, the Fund's performance may be advertised in terms of tax-equivalent yield or effective

PROSPECTUS                             10
tax-equivalent yield. Performance figures are based on historical results and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Fund over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent and effective tax-equivalent yields assume that a stated income tax rate has been applied to determine the tax-equivalent figures. Application of a stated income-tax rate results in higher yield and effective yield figures.

  Average annual return is based on the overall dollar or percentage change of an investment in the Fund and assumes the investment is at NAV and all dividends and distributions are also reinvested at NAV in shares of the Fund.

  In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates.

  Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the front cover of the Prospectus.

                            The Fund and Management

  The Fund is one of over 30 Funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991. For information on another Fund, please call Investor Services at 1-800-260-5969 or write the Company at the address shown on the front cover of the Prospectus.


  The Company's Board of Directors supervises the Funds' activities and monitors their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

                                       11                             PROSPECTUS

MANAGEMENT

  Wells Fargo Bank serves as the Fund's investment advisor, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1998, Wells Fargo Bank provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment advisor or sub-advisor to other separately managed series of the Company, and to five other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105.

  Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

  Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

PROSPECTUS                             12

                             Investing in the Fund

SHARE PRICE

  The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Fund is computed by adding the value of its portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. All expenses, including fees paid to the investment advisor and co-administrators, are accrued daily and taken into account for the purposes of computing NAV, which is expected to fluctuate daily. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

  Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays.

  Wells Fargo Bank calculates the Fund's NAV as of 12:00 Noon (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.

  The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

  Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holder of record of Fund shares acting on behalf of its Customers and reflects its Customers beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives or call 1-800-260-5969.

  Purchase orders for shares in the Fund must be received by the Fund by 12:00 Noon (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available no later than 12:00 Noon

                                       13                             PROSPECTUS

(Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.

  The Bank is responsible for transmitting orders for purchases by Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the investment advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

  The Company reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

  Shares of a tax-free fund such as the Fund may not be suitable investments for tax-exempt institutions or tax-deferred retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. For additional information on tax-deferred accounts, please contact a shareholder servicing agent or selling agent or call 1-800-260-5969. In addition, Fund shares are not available in all states.

STATEMENTS AND REPORTS

  If a Bank is the recordholder for an investor's account, the Bank sends the investor a statement after any account activity, including transactions, dividends or capital gains, and at year-end the end of each month in which there has been a transaction that affects the share balance or Fund account registration. Every January, you will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. At least twice a year, investors receive financial statements from the Fund.

                           Dividend and Capital Gain
                                 Distributions

  Dividends from net investment income are declared daily payable to shareholders of record as of 12:00 Noon (Pacific time). If your purchase order is received before 12:00 Noon on any Business Day, you begin earning dividends on the day your

PROSPECTUS                             14
purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually. The Fund does not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

  Dividends declared in a month generally are distributed on the last Business Day of that month. All dividend and capital gain distributions are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.

                              How to Redeem Shares

  Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to 15 days after it receives a redemption order if, in the judgment of the investment advisor, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

  To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a

                                       15                             PROSPECTUS
signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.

                         Management and Servicing Fees

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment advisor, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the Fund's average daily net assets, and may waive such fee in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's yield. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

INVESTMENT SUB-ADVISOR

  WCM, a wholly-owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Fund, WCM is entitled to receive from Wells Fargo Bank 0.05% of the Fund's assets up to the first $960 million and 0.04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank.

PROSPECTUS                             16

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENTS

  The Fund has entered into a servicing plan and related shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison servicing with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers ("NASD Rules").

  A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as Administrator, and Stephens, as Co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo

                                       17                             PROSPECTUS

Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

DISTRIBUTOR

  Stephens distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.

  Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

DEFENSIVE 12B-1 PLAN

  The Fund has entered into a "defensive" Distribution Plan under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan reflects that, to the extent any fees paid pursuant to the Servicing Plan are deemed to be "primarily intended to result in the sale of shares" of the Fund, such fees are approved pursuant to the Plan. The Plan will not result in any separate payment of fees by the Fund.

PROSPECTUS                             18

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the advisor, administrator, or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                       19                             PROSPECTUS

                                     Taxes

  Dividends distributed from the Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Such dividends will also be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes, if such instruments were held directly by an individual. Dividends attributable to the Fund's interest income from taxable securities and net short-term capital gains, if any, and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, such distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal and California tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, are discussed in the SAI.

PROSPECTUS                             20

                             Prospectus Appendix --
                         Additional Investment Policies

FUND INVESTMENTS

  The California Tax-Free Money Market Trust Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

(i) long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG 2" or, if no medium- or short-term rating is available, "Aa" or better by Moody's or "AA" or better by S&P;

(ii) medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and

(iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A1-+" by S&P.

  Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

(i)        U.S. Government obligations;

(ii)       bank instruments;

(iii)      rated commercial paper;

(iv)       repurchase agreements;

(v)        foreign bank obligations;

(vi) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes; and

(vii)      certain securities issued by other investment companies.

  Moreover, the Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive

                                      A-1                             PROSPECTUS
posture or in an effort to improve after-tax yield to the Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of unusual market conditions.

 Municipal Obligations

  Subject to the maturity and other restrictions of Rule 2a-7, the Fund may invest in Municipal Obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income tax and not subject to the federal alternative minimum tax.

  The Fund will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

(i) long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;

(ii) municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+", "SP-1" or "SP-2" by S&P; and

(iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+", or "A-1" or "A-2" by S&P.

  For a further discussion of factors affecting purchases of municipal obligations by the Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.

 U.S. Government Obligations

  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and

PROSPECTUS                            A-2
credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 Custodial Receipts for Treasury Securities

  The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

 Other Investment Companies

  The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of money market funds of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange listed, closed-end funds.

 Floating- and Variable-Rate Instruments

  The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

                                      A-3                             PROSPECTUS

 Repurchase Agreements

  The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

 Foreign Obligations

  The Fund may invest up to 20% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Taxable Investments

  Pending the investment of proceeds from the sale of shares of the Fund or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash

PROSPECTUS                            A-4
reserves including the following taxable high-quality money market instruments:
(i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1-" or "A-1" by S&P; (iv) certain repurchase agreements; and
(v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

  Moreover, the Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of unusual market conditions.

 Illiquid Securities

  Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund may not hold more than 10% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans may be subject to this limitation.

  If otherwise consistent with its investment objective and policies, the Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security.

INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective, as set forth in the "How the Funds Work -- Investment Objective and Policies" section, is fundamental. Accordingly, such investment objective and policies may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors

                                      A-5                             PROSPECTUS
determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of the net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) investments in municipal securities by the Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), (b) U.S. Government obligations, and
(c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

  As matters of nonfundamental policy, the Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. It may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

  For purposes of complying with the Code, the Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

  In addition, at least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest that is exempt from California personal income tax. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations.

PROSPECTUS                            A-6

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066



 STAGECOACH MONEY MARKET FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank
 . involve investment risk, including possible loss of principal
 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.


 [RECYCLE LOGO]
 Printed on Recycled Paper                                    SC 0218 (8/98)

                         [LOGO OF STAGECOACH FUNDS]
                       ------------------------------
                                 PROSPECTUS
                       ------------------------------


                    NATIONAL TAX-FREE MONEY MARKET TRUST

                             August 1, 1998

                              STAGECOACH FUNDS(R)
                     NATIONAL TAX-FREE MONEY MARKET TRUST

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the NATIONAL TAX-FREE MONEY MARKET TRUST (the "Fund").

 The NATIONAL TAX-FREE MONEY MARKET TRUST seeks to obtain a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve this objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated August 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 800-260-5969.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 WELLS FARGO  BANK IS  THE  FUND'S INVESTMENT  ADVISOR AND  ADMINISTRATOR AND
  PROVIDES THE FUND WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED.
   WELLS CAPITAL  MANAGEMENT  INC. ("WCM"),  A WHOLLY  OWNED  SUBSIDIARY OF
    WELLS  FARGO  BANK,  IS  THE  INVESTMENT  SUB-ADVISOR.  STEPHENS  INC.
     ("STEPHENS"), WHICH IS NOT AFFILIATED  WITH WELLS FARGO BANK, IS THE
      FUND'S SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR.

                     PROSPECTUS DATED AUGUST 1, 1998

                                                                     PROSPECTUS

                               Table of Contents
                                    -------

Prospectus Summary                                       1
Summary of Fund Expenses                                 3
Explanation of Tables                                    4
Finanical Highlights                                     5
How the Fund Works                                       6
The Fund and Management                                  9
Investing in the Fund                                   10
Dividends and Capital Gain Distributions                12
How to Redeem Shares                                    12
Management and Servicing Fees                           13
Taxes                                                   16
Prospectus Appendix -- Additional Investment Policies  A-1

PROSPECTUS

                               Prospectus Summary

 The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Fund seeks to obtain a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve this objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. Under normal market conditions, substantially all of the Fund's assets are invested in municipal obligations that are exempt from federal income tax. The Fund invests in securities with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "How the Fund Works --Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment advisor, manages the Fund's investments. Wells Fargo Bank also provides the Fund with administration, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.


                                     1                               PROSPECTUS

Q. HOW DO I INVEST?

A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. Shares of the Fund may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors generally would not benefit from the tax-exempt status of the Fund's dividends. See "Investing in the Fund" for additional information.

Q. HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional shares of the Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q. HOW MAY I REDEEM SHARES?

A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund --
    Redemption of Shares."

PROSPECTUS                             2

                            Summary of Fund Expenses

                        SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Charge on Purchases (as a percentage of offering price)..............................................................  None
  Maximum Sales Charge on Reinvested Distributions.....................  None
  Maximum Sales Charge on Redemptions..................................  None
  Exchange Fees........................................................  None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fee (after waivers or reimbursements)/1/.................. 0.00%
  Rule 12b-1 Fee/2/.................................................... 0.00%
  Other Expenses (after waivers or reimbursements)/3/.................. 0.20%
                                                                        -----
  TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/4/... 0.20%

 --------------
   /1/Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.
   /2/The Fund has adopted a defensive distribution plan under Rule 12b-1 of the 1940 Act, which does not result in any added expenses to the Fund.

   /3/Other Expenses (before waivers or reimbursements) would be 0.38%.

   /4/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.63%.

 Note: The table does not reflect any charges that may be imposed by Wells Fargo Bank or another Bank directly on certain customer accounts in connection with an investment in the Fund.

 EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return and redemption at the end of each time period indicated:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   National Tax-Free Money Market Trust.......  $ 2     $ 6     $11     $26


                                       3                             PROSPECTUS

                             Explanation of Tables

 The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES for Fund shares are based on applicable contract amounts restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue to reduce expenses during the current year, except that "Other Expenses" is based on estimated amounts for the current year. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

PROSPECTUS                             4

                           Financial Highlights

  The following information has been derived from the Financial Highlights in the Fund's financial statements for the period from November 10, 1997 (commencement of operations) to March 31, 1998, which were audited by KPMG Peat Marwick LLP. This information is provided to assist you in evaluating the Fund's historical performance. This information should be read in conjunction with the Fund's 1998 financial statements and the notes thereto. The Fund's SAI has been incorporated by reference into this prospectus.

                  NATIONAL TAX-FREE MONEY MARKET TRUST/1/

                          FOR A SHARE OUTSTANDING

                                                                  PERIOD ENDED
                                                                 MARCH 31, 1998
                                                                 --------------
Net Asset Value, beginning of period............................    $   1.00
                                                                    --------
Income from Investment Operations:
 Net Investment Income..........................................        0.01
 Net realized gain on investments...............................        0.00
                                                                    --------
   Total from Investment Operations.............................        0.01
Less Distributions:
 Dividends from net investment income...........................       (0.01)
 Distributions from net realized gain...........................        0.00
                                                                    --------
   Total from Distributions.....................................       (0.01)
                                                                    --------
Net Asset Value, end of period..................................    $   1.00
                                                                    ========
   Total Return (not annualized)................................        1.30%
Ratios/Supplemental Data:
 Net Assets, end of period (000s)...............................    $229,447
Ratios to average net assets (annualized):
 Ratio of expenses to average net assets........................        0.20%
 Ratio of net investment income to average net assets...........        3.32%
 Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses.......................................        0.63%
 Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses...........................        2.89%

--------------

/1/The Fund commenced operations on November 10, 1997.

                                       5                            PROSPECTUS

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objectives and related policies of the Fund.

 The Fund seeks to obtain a high level of income exempt from federal income tax while preserving capital and liquidity. This investment objective is fundamental and cannot be changed without shareholder approval. The Fund seeks to achieve its objective by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations with remaining maturities not exceeding thirteen (13) months.

 Wells Fargo Bank, as investment advisor to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

 The Fund may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, including cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Fund also may invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments most likely would be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such tax.

 As a matter of fundamental policy which can not be changed without shareholder approval, at least 80% of the net assets of the Fund are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Fund seeks to invest substantially all of its assets in such municipal obligations. The Fund's investment adviser may rely either on the opinion of

PROSPECTUS                             6
counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

 Additional information about the Fund's investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies."

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the requisite Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal

                                       7                             PROSPECTUS
investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund. These risks should be lessened because the Fund invests in high-quality, short-term securities.

YEAR 2000 RISKS

 Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Fund that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about the Fund's investment policies and risks.

PERFORMANCE

 The performance of the Fund may be advertised from time to time in terms of current yield, effective yield and average annual total return. In addition, the Fund's performance may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. Performance figures are based on historical results and are not intended to indicate future performance.

PROSPECTUS                             8

 Yield refers to the income generated by an investment in the Fund over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent and effective tax-equivalent yields assume that a stated income tax rate has been applied to determine the tax-equivalent figures.

 Average annual total return is based on the overall dollar or percentage change of an investment in the Fund and assumes that the investment is at NAV and all dividends and distributions are also reinvested at NAV in shares of the Fund.

 In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report. The SAI and the Annual Report (when available) may be obtained upon request without charge by calling the Company at 1-800-260-5969 or by writing the Company at the address shown on the back cover of the Prospectus.

                            The Fund and Management

 The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over 30 other Funds. For information on another fund, please call Investor Services at 1-800-260-5969 or write the Company at the address shown on the back cover of the Prospectus.

 The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing the Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment advisor, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one of

                                       9                             PROSPECTUS
the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1998, Wells Fargo Bank provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment advisor or sub-advisor to other separately managed series of the Company, and to three other registered, open-end, management investment companies which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105.

 Wells Fargo & Company/Norwest Merger the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

SHARE VALUE

 The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Fund is computed by adding the value of its portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. All expenses, including fees paid to the investment adviser and co-administrators, are accrued daily and taken into account for the purposes of computing NAV, which is expected to fluctuate daily. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

 Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays.

PROSPECTUS                             10

 Wells Fargo Bank calculates the Fund's NAV as of 9:00 a.m. (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.

 The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

 Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holder of record of Fund shares acting on behalf of its Customers and reflects its Customers' beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives or call 1-800-260-5969.

 Purchase orders for shares in the Fund must be received by the Fund by 9:00 a.m. (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available no later than 9:00 a.m. (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.

 Each Bank is responsible for transmitting orders for purchases by Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

 The Company reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

                                       11                            PROSPECTUS

 Shares of a tax-free fund, such as the Fund, may not be suitable investments for tax-exempt institutions or tax-deferred retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. For additional information on tax-deferred accounts, please contact a shareholder servicing agent or selling agent or call 1-800-260-5969. In addition, Fund shares are not available in all states.

STATEMENTS AND REPORTS

 If a Bank is the recordholder for an investor's account, the Bank sends the investor a statement after any account activity, including transactions, dividends, or capital gains, and at year-end. Every January, investors will be provided a statement, which is also filed with the IRS, with tax information for the previous year to assist in tax return preparation. At least twice a year, investors receive financial statements from the Fund.

                    Dividend and Capital Gain Distributions

 Dividends from net investment income are declared daily payable to shareholders of record as of 9:00 a.m. (Pacific time). If your purchase order is received before 9:00 a.m. on any Business Day, you begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually. The Fund does not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

 Dividends declared in a month generally are distributed on the last Business Day of that month. All dividend and capital gain distributions are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.

                              How to Redeem Shares

 Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a

PROSPECTUS                             12
timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds after it receives a redemption order if, in the judgment of the investment advisor, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists, as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

 To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

 All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.

                         Management and Servicing Fees

INVESTMENT ADVISOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment advisor, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the Fund's average daily net assets, and may waive such fee in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable

                                      13                              PROSPECTUS
impact on the Fund's yield. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

INVESTMENT SUB-ADVISOR

 WCM, a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Fund, WCM is entitled to receive from Wells Fargo Bank 0.05% of the Fund's assets up to the first $960 million and 0.04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. The minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Fund to Wells Fargo Bank.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENTS

 The Fund has adopted a servicing plan and entered into a related shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison services with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers ("NASD Rules").

 A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those

PROSPECTUS                             14
imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as Administrator and Stephens, as Co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

SPONSOR AND DISTRIBUTOR

 Stephens distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.

 Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12 b-1.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

                                       15                            PROSPECTUS

DEFENSIVE 12B-1 PLAN

 The Fund has adopted a "defensive" Distribution Plan under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan reflects that, to the extent any fees paid pursuant to the Servicing Plan are deemed to be "primarily intended to result in the sale of shares" of the Fund, such fees are approved pursuant to the Plan. The Plan will not result in any separate payment of fees by the Fund.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel; compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Dividends distributed from the Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends attributable to the Fund's interest income from taxable securities and net short-term capital gains, if any, and capital gain distributions will be taxable when paid, whether you takes such distributions in cash or have them automatically reinvested in additional Fund shares. However, such distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, are discussed in the SAI.

 As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

PROSPECTUS                             16

                             Prospectus appendix --
                         Additional investment policies

FUND INVESTMENTS

 Set forth below is a description of certain permissible investments and investment policies of the Fund. Additional information about the Fund's investments is contained in the Fund's SAI.

 The Fund may invest in the following:

(i)        certain municipal obligations;

(ii)       certain U.S. Government obligations;

(iii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC;

(iv) commercial paper rated at the date of purchase P-1 by Moody's or "A-1+" or "A-1" by S&P;

(v)        certain floating- and variable-rate instruments;

(vi)       certain repurchase agreements;

(vii)      foreign bank obligations; and

(viii)     certain securities issued by other investment companies.

 Municipal Obligations

 The Fund may invest in various types of municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income tax and not subject to the federal alternative minimum tax.

                                      A-1                             PROSPECTUS

 The Fund will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

(i) long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;

(ii) municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" "SP-1" or "SP-2" by S&P; and

(iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+", or "A-1" or "A-2" by S&P.

 U.S. Government Obligations

 The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 Other Investment Companies

 Subject to the limitations set forth below and in the 1940 Act, the Fund may invest in securities of other investment companies. For temporary investments, the Fund may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities subject to the limits set forth under Section 12 of the 1940 Act, provided however, that any such company has a policy of investing, under normal market conditions, at least 80% of its net assets in obligations that are exempt from federal income tax and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund.

 Floating- and Variable-Rate Instruments

 The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These

PROSPECTUS                           A-2
adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

 Repurchase Agreements

 The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collaterallized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

 Letters of Credit

 Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

 Foreign Obligations

 The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


                                      A-3                             PROSPECTUS

 Taxable Investments

 Pending the investment of proceeds from the sale of shares of the Fund or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, including the following taxable high-quality money market instruments: (i) U.S. Government Obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

 Moreover, the Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

 Illiquid Securities

 Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund may not hold more than 10% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans may be subject to this limitation.

 If otherwise consistent with its investment objective and policies, the Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security.


PROSPECTUS                            A-4

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth in the "How the Funds Work -- Investment Objective and Policies" section, is fundamental. Accordingly, such investment objective and policies may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus. Additional information about the Fund's investment policies and restrictions is contained in the SAI under "Investment Restrictions."

 As matters of fundamental policy, the Fund may not: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); (2) issue senior securities, except as permitted by applicable law; or (3) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

 As matters of non-fundamental policy the Fund may not: (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities; (2) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; (3) make investments for the purpose of exercising control or management; (4) borrow money, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);
(5) make loans, except to the extent permitted by applicable law; or (6) write,

                                      A-5                             PROSPECTUS
purchase or sell puts, calls, options, warrants or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

 As a matter of general operating policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of
Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. In addition, the Fund reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities.

PROSPECTUS                           A-6

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH MONEY MARKET FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank

 . involve investment risk, including possible loss of principal

 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.


 [LOGO OF RECYCLED PAPER]

 Printed on Recycled Paper                                SC 657 (8/98)

August 1, 1998


                                                    STAGECOACH FUNDS/R/


Stagecoach
     Money Market Funds
Prospectus


National Tax-Free                Please read this Prospectus and keep it for
Money Market Fund                future reference. It is designed to provide you
                                 with important information and to help you
Prime Money Market               decide if a Fund's goals match your own.
Fund

Treasury Plus Money              These securities have not been approved or
Market Fund                      disapproved by the U.S. Securities and Exchange
                                 Commission ("SEC"), any state securities
Institutional Class              commission or any other regulatory authority,
                                 nor have any of these authorities passed upon
Investment Advisor               the accuracy or adequacy of this Prospectus.
and Administrator:               Any representation to the contrary is a
                                 criminal offense.
Wells Fargo Bank

Distributor and                  Fund shares are NOT deposits or other
Co-Administrator:                obligations of, or issued, endorsed or
                                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
Stephens Inc.                    Fargo Bank"), Wells Capital Management
                                 Incorporated ("Wells Capital Management" or
                                 "WCM"), or any of their affiliates. Fund shares are NOT insured or guaranteed by the U.S.
                                 Government, the Federal Deposit Insurance
                                 Corporation ("FDIC"), the Federal Reserve Board or any other govern-mental agency. AN
                                 INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
                                 INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE CANNOT
                                 ASSURE YOU THAT A FUND WILL MAINTAIN A STABLE
                                 NET ASSET VALUE OF $1.00 PER SHARE.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.


Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969. The Statement of Additional Information and other information about the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                                Key Information                            4

                                Summary of Expenses                        6

--------------------------------------------------------------------------------

The Funds                       National Tax-Free Money Market Fund        8

This section contains           Prime Money Market Fund                   11
important information
about the individual            Treasury Plus Money Market Fund           16
Funds.
                                General Investment Risks                  20

--------------------------------------------------------------------------------

Your Account                    Your Fund Account                         24

Turn to this section            How to Buy Shares                         25
for information on how
to open and maintain            How to Sell Shares                        26
your account, including
how to buy, sell and            Exchanges                                 27
exchange Fund shares.
                                Other Information                         28

--------------------------------------------------------------------------------

Reference                       Organization and Management
                                  of the Funds                            31
Look here for details
on the organization of          How to Read the Financial Highlights      34
the Funds and term
definitions.                    Glossary                                  35

Key Information
-------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

What are Institutional shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

4  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 23.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are distributed at least annually.


                                     Stagecoach Money Market Funds Prospectus  5

Money Market Funds  Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                              National
                                       Prime  Tax-Free  Treasury Plus
--------------------------------------------------------------------------------
 Maximum sales charge on a purchase    None     None        None
--------------------------------------------------------------------------------
 Maximum sales charge on reinvested
 dividends                             None     None        None
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 redemptions                           None     None        None
--------------------------------------------------------------------------------
 Exchange fees                         None     None        None
--------------------------------------------------------------------------------
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. For the National Tax-Free Money Market Mutual Fund, the
 amounts shown for "Other Expenses" and "Total Fund Operating Expenses" are
 based on estimated amounts expected to be in effect during the current fiscal year. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                                               National
                                       Prime   Tax-Free   Treasury Plus
--------------------------------------------------------------------------------
 Management fee
 (after waivers)                        0.10%      0.07%           0.10%
--------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)      0.15%      0.23%           0.15%
--------------------------------------------------------------------------------
 Total fund operating expenses
 (after waivers or reimbursements)      0.25%      0.30%           0.25%
-------------------------------------------------------------------------------
 Management fee
 (before waivers)                       0.25%      0.30%           0.25%
--------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)     0.16%      0.23%           0.15%
--------------------------------------------------------------------------------
 Total fund operating expenses
 (before waivers or reimbursements)     0.41%      0.53%           0.40%
--------------------------------------------------------------------------------
================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return and
 that you redeem your shares at                   National
 the end of each period.              Prime       Tax-Free      Treasury Plus
--------------------------------------------------------------------------------
   1 Year                              $ 3           $ 3          $   3
   3 Years                             $ 8           $10          $   8
   5 Years                             $14           $17          $  14
  10 Years                             $32           $38          $  32
--------------------------------------------------------------------------------


6  Stagecoach Money Market Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

National Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
-------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The National Tax-Free Money Market Fund seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity.

                Investment Policies

                We actively manage a portfolio of U.S. dollar-denominated, high-quality, short-term instruments, primarily municipal obligations with remaining maturities of 397 days or less. Among the municipal obligations we buy are bonds, notes and commercial paper issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations that are exempt from federal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . at least 80% of our net assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax; and

                . in obligations rated within the two highest categories by a nation ally recognized ratings organization.

                We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.


8  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 20 and the specific risks listed below. They are both important to your investment choice.

                Up to 25% or more of our assets invested in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund .
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Although it is our intention to minimize such exposure, a
                portion of the income earned by the Fund may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                     Stagecoach Money Market Funds Prospectus  9

National Tax-Free
Money Market Fund                                        Financial Highlights/1/

See "Historical Fund Information" on page 29.
                          See "How to Read the Financial Highlights" on page 34.
--------------------------------------------------------------------------------

===============================================================================
FOR A SHARE OUTSTANDING
===============================================================================
                                                                     March 31,
For the period ended:                                                  1998
-------------------------------------------------------------------------------
 Net asset value, beginning of period                                $  1.00
-------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                                 0.01
  Net realized and unrealized gain
   on investments                                                       0.00
-------------------------------------------------------------------------------
 Total from investment operations                                       0.01
-------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                                                   (0.01)
  Distributions from net
   realized gain                                                        0.00
-------------------------------------------------------------------------------
 Total from distributions                                              (0.01)
-------------------------------------------------------------------------------
 Net asset value, end of period                                      $  1.00
-------------------------------------------------------------------------------
 Total return (not annualized)                                          0.91%
-------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                                   $54,302
-------------------------------------------------------------------------------
 Ratios to average net assets
 (annualized):
  Ratio of expenses to average
   net assets                                                           0.30%
  Ratio of net investment income
   to average net assets                                                3.05%
-------------------------------------------------------------------------------
 Ratio of expenses to average
  net assets prior to waived fees
  and reimbursed expenses                                               0.52%
-------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to
  waived fees and reimbursed
  expenses                                                              2.83%
-------------------------------------------------------------------------------
/1/ The Institutional Class shares commenced operations on December 15, 1997.


10  Stagecoach Money Market Funds Prospectus

Prime Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Prime Money Market Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

                Investment Policies

                We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.

--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest in:

                .  U.S. Government obligations;

                . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

                .  negotiable certificates of deposits and banker's acceptances;

                .  repurchase agreements;

                . short-term, U.S. dollar-denominated debt of U.S. branches of foreign banks; and

                .  shares of other money market funds.



                                    Stagecoach Money Market Funds Prospectus  11

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
ARROW]
                You should consider both the General Investment Risks beginning on page 20 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           For information on Fund fees and expenses, see "Summary of
                Expenses" on page 6.


12  Stagecoach Money Market Funds Prospectus

This page intentionally left blank
-------------------------------------------------------------------------------



                                   Stagecoach Money Market Funds Prospectus  13

Prime Money Market Fund                                     Financial Highlights

See "Historical Fund Information" on page 29.
                          See "How to Read the Financial Highlights" on page 34.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                              INSTITUTIONAL CLASS SHARES -- COMMENCED
                                              ON AUGUST 11, 1995 (PRIOR YEARS-SERVICE CLASS)
                                              -------------------------------------------------------------------------------------
                                              March 31,    March 31,      Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30,   Mar. 31,
 For the period ended:                          1998        1997/1/        1996/2/      1995         1995        1994/3/     1994
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                             0.05         0.03         0.05         0.01         0.05       0.02       0.03
  Net realized and unrealized
   gain on investments                              0.00         0.00         0.00         0.00         0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.05         0.03         0.05         0.01         0.05       0.02       0.03
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                          (0.05)       (0.03)       (0.05)       (0.01)       (0.05)     (0.02)     (0.03)
  Distributions from net realized
   gain                                             0.00         0.00         0.00         0.00         0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.05)       (0.03)       (0.05)       (0.01)       (0.05)     (0.02)     (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      5.58%        2.64%        5.39%        5.65%        5.60%      3.71%/5/   3.00%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $  802,511   $  538,195   $  423,959   $   30,606   $  614,101   $565,305   $527,599
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       0.25%        0.25%        0.25%        0.26%        0.41%      0.41%      0.41%
  Ratio of net investment income
   to average net assets                            5.46%        5.25%        5.33%        5.67%        5.47%      3.67%      2.96%
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                 N/A          N/A          N/A          N/A          N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               0.41%        0.38%        0.60%        0.69%        0.68%      0.89%      0.89%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                          5.30%        5.12%        4.98%        5.24%        5.20%      3.19%      2.48%
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                                                           1994
===================================================================================================================================
Returns for other share classes may vary due to different                                                                    3.88%
fees and expenses. These returns reflect waivers and
reimbursements, do not reflect sales loads, are not a
guarantee of future performance and have not been audited./4/
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed its Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from December 31 to September 30.
/4/ For periods prior to August 11, 1995, these figures reflect the performance and expenses of the Service Class Shares.
/5/ Annualized.


14 Stagecoach Money Market Funds Prospectus

Prime Money Market Fund                                     Financial Highlights

See "Historical Fund Information" on page 29.
                          See "How to Read the Financial Highlights" on page 34.
-------------------------------------------------------------------------------

=========================================================================================================================
FOR A SHARE OUTSTANDING
=========================================================================================================================
                                              INSTITUTIONAL CLASS SHARES -- COMMENCED
                                              ON AUGUST 11, 1995 (PRIOR YEARS-SERVICE)
                                              ---------------------------------------------------------------------------
                                              March 31,    March 31,       March 31,   March 31,    March 31,   March 31,
 For the period ended:                          1993        1992            1991        1990         1989         1988
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
-------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                             0.03         0.05         0.07         0.08         0.08       0.06
  Net realized and unrealized
   gain on investments                              0.00         0.00         0.00         0.00         0.00       0.00
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.03         0.05         0.07         0.08         0.08       0.06
-------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                          (0.03)       (0.05)       (0.07)       (0.08)       (0.08)     (0.06)
  Distributions from net realized
   gain                                             0.00         0.00         0.00         0.00         0.00       0.00
-------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.03)       (0.05)       (0.07)       (0.08)       (0.08)     (0.06)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
-------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      3.32%        5.22%        7.72%        8.82%        7.88%      6.50%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $  468,479   $  528,397   $  543,834   $   493,641  $  496,675   $628,987
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       0.41%        0.43%        0.47%        0.54%        0.56%      0.58%
  Ratio of net investment income
   to average net assets                            3.27%        5.09%        7.38%        7.95%        7.58%      7.38%
-------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                                 N/A          N/A          N/A          N/A          N/A        N/A
-------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               0.89%        0.91%        0.94%        0.90%        0.90%      0.93%
-------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                          2.79%        4.61%        6.91%        7.59%        7.24%      6.03%
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                1993         1992          1991         1990         1989        1988
=========================================================================================================================
Returns for other share classes may vary due        3.00%        3.61%        5.85%        8.03%        9.04%      7.31%
to different fees and expenses. These returns
reflect waivers and reimbursements, do not
reflect sales loads, are not a guarantee of
future performance and have not been audited./4/
-------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed its Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from December 31 to September 30.
/4/ For periods prior to August 11, 1995, these figures reflect the performance and expenses of the Service Class Shares.
/5/ Annualized.


                                    Stagecoach Money Market Funds Prospectus  15

Treasury Plus Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Treasury Plus Money Market Fund seeks to provide investors with current income and stability of principal.

                Investment Policies

                We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  in U.S. Treasury obligations; and

                . in repurchase agreements collateralized by U.S. Treasury obligations.

                As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.

16  Stagecoach Money Market Funds Prospectus

-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 20 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                    Stagecoach Money Market Funds Prospectus  17

Treasury Plus Money Market Fund                            Financial Highlights

See "Historical Fund Information" on page 29.
                          See "How to Read the Financial Highlights" on page 34.
--------------------------------------------------------------------------------

==============================================================================================
FOR A SHARE OUTSTANDING
==============================================================================================
                             INSTITUTIONAL CLASS SHARES -- COMMENCED
                             ON AUGUST 11, 1995 (PRIOR YEARS-SERVICE CLASS)
                             ------------------------------------------------------------------
                              March 31,   March 31,   Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,
For the period ended:          1998       1997/1/     1996/2/     1995       1995      1994/3/
----------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $   1.00   $   1.00   $   1.00   $  1.00   $     1.00   $   1.00
----------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income          0.05       0.03       0.05      0.01         0.05       0.02
  Net realized and
   unrealized gain
   on investments                0.00       0.00       0.00      0.00         0.00       0.00
----------------------------------------------------------------------------------------------
 Total from investment
  operations                     0.05       0.03       0.05      0.01         0.05       0.02
----------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income            (0.05)     (0.03)     (0.05)    (0.01)       (0.05)     (0.02)
  Distributions from net
   realized gain                 0.00       0.00       0.00      0.00         0.00       0.00
----------------------------------------------------------------------------------------------
 Total from distributions       (0.05)     (0.03)     (0.05)    (0.01)       (0.05)     (0.02)
----------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $   1.00   $   1.00   $   1.00   $  1.00   $     1.00   $   1.00
----------------------------------------------------------------------------------------------
 Total return (not
  annualized)                    5.41%      2.58%      5.26%   5.51%/4/       5.42%    3.75%/4/
----------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $501,494   $449,647   $540,689   $36,443   $1,001,707   $690,630
----------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets            0.25%      0.25%      0.25%     0.26%        0.42%      0.43%
  Ratio of net investment
   income to average
   net assets                    5.28%      5.11%      5.21%     5.42%        5.32%      3.72%
----------------------------------------------------------------------------------------------
 Portfolio turnover               N/A        N/A        N/A        N/A        N/A         N/A
----------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses            0.40%      0.39%      0.59%     0.69%        0.66%      0.90%
----------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets prior to
  waived fees and
  reimbursed expenses            5.13%      4.97%      4.87%     4.99%        5.08%      3.25%
----------------------------------------------------------------------------------------------
==============================================================================================
  INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                                               1994
==============================================================================================
 Returns for other share classes may vary due to different fees and expenses.             3.84%
 These returns reflect fee waivers and reimbursements, do not reflect sales loads, are not a guarantee of future performance and have not been audited./5/
----------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed its Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from March 31 to September 30.
/4/ Annualized.
/5/ For periods prior to August 11, 1995, these figures reflect the performance and expenses of the Service Class Shares.


18  Stagecoach Money Market Funds Prospectus

Treasury Plus Money Market Fund                            Financial Highlights

See "Historical Fund Information" on page 29.
                          See "How to Read the Financial Highlights" on page 34.
--------------------------------------------------------------------------------

===========================================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================================
                             INSTITUTIONAL CLASS SHARES -- COMMENCED
                             ON AUGUST 11, 1995 (PRIOR YEARS-SERVICE CLASS)
                             ------------------------------------------------------------------------------
                              March 31,  March 31,   March 31,  March 31,  March 31,  March 31,  March 31,
For the period ended:          1994       1993        1992         1991      1990       1989      1988
-----------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $   1.00   $   1.00   $   1.00   $  1.00   $     1.00   $   1.00   $   1.00
-----------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income          0.03       0.03       0.05       0.07      0.08         0.07       0.06
  Net realized and
   unrealized gain
   on investments                0.00       0.00       0.00       0.00      0.00         0.00       0.00
-----------------------------------------------------------------------------------------------------------
 Total from investment
  operations                     0.03       0.05       0.07      0.08         0.07       0.06
-----------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income            (0.03)     (0.03)     (0.05)     (0.07)    (0.08)       (0.07)     (0.06)
  Distributions from net
   realized gain                 0.00       0.00       0.00       0.00      0.00         0.00       0.00
-----------------------------------------------------------------------------------------------------------
 Total from distributions       (0.03)     (0.03)     (0.05)     (0.07)    (0.08)       (0.07)     (0.06)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $     1.00   $   1.00
-----------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                    2.81%      3.13%      5.03%      7.42%     8.58%        7.63%      6.20%
-----------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $654,950   $614,237   $281,343   $118,623   $98,398     $ 90,672   $101,066
-----------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets            0.43%      0.43%      0.45%      0.48%     0.56%        0.63%      0.69%
  Ratio of net investment
   income to average
   net assets                    2.77%      3.04%      4.73%      7.10%     7.73%        7.36%      6.12%
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover               N/A        N/A        N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses            0.90%      0.91%      0.93%      0.94%     0.97%        0.98%      1.05%
-----------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets prior to
  waived fees and
  reimbursed expenses            2.30%      2.56%      4.25%      6.64%     7.32%        7.01%      5.76%
-----------------------------------------------------------------------------------------------------------
===========================================================================================================
  INSTITUTIONAL SHARE CALENDAR-
  YEAR RETURNS                    1993       1992       1991       1990       1989        1988
===========================================================================================================
 Returns for other share classes  2.88%      3.32%      5.65%      7.75%     8.78%        7.06%
 may vary due to different fees
 and expenses. These returns
 reflect fee waivers and
 reimbursements, do not reflect
 sales loads, are not a guarantee
 of future performance and have
 not been audited./5/
-----------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed its Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from March 31 to September 30.
/4/ Annualized.
/5/ For periods prior to August 11, 1995, these figures reflect the performance and expenses of the Service Class Shares.


                                    Stagecoach Money Market Funds Prospectus  19

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Fund, the Institutions or investment advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt security unless it is specifically designed to pay an adjustable rate.

 . The Funds' advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

 . Capped floaters on which interest is not paid when market rates move above a certain level;

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;


20  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.


                                    Stagecoach Money Market Funds Prospectus  21

General Investment Risk
--------------------------------------------------------------------------------

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
        =======================================================================


22  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

                                                       NATIONAL        TREASURY
                                                       TAX-FREE  PRIME   PLUS
================================================================================
INVESTMENT PRACTICE:             RISK:
================================================================================
FLOATING AND VARIABLE
RATE DEBT
Instruments with interest       Interest Rate and         .       .      .
rates that are adjusted         Credit Risk
either on a schedule or
when an index or benchmark
changes.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which          Credit and                .       .      .
the seller of a security        Counter-Party Risk
agrees to buy back a
security at an agreed upon
time and price, usually
with interest.
--------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment        Market Risk               .       .      .
in shares of another money
market fund. A pro rata
portion of the other fund's
expenses, in addition to the
expenses paid by the Fund,
will be borne by Fund
shareholders.
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt         Information, Liquidity    .       .      .
obligations of foreign          Political, Regulatory,
branches of U.S. banks          and Diplomatic Risk
or U.S. branches of
foreign banks.
--------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning         Credit, Leverage and      .       .      .
securities to brokers,          Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in accordance
with existing investment
policies.
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an        Leverage Risk             .       .      .
equivalent of 20% (10%
for the National Tax-Free
Money Market) of assets
from banks for temporary
purposes to meet shareholder
redemptions.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be       Liquidity Risk            .       .      .
readily sold, or cannot be
readily sold without
negatively affecting its
fair price. Illiquid
securities are limited
to 10% of assets for
each Fund.
--------------------------------------------------------------------------------


                                    Stagecoach Money Market Funds Prospectus  23

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

 . Minimum, initial and subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generally:

   . $5,000,000 per Fund minimum initial investment for the Prime and Treasury Plus Money Market Funds;

   . $150,000 minimum initial investment for the National Tax-Free Money Market Fund; and

   .  $25,000 per Fund for all investments after your first.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 .  We process requests to buy or sell shares each business day.

 .  Requests we receive from an Institution in proper form before 12:00 noon
   (Pacific time) for the Prime Money Market Fund are generally processed at 12:00 noon on the same day. Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM(Pacific time) generally are processed at 2:00 PM on the same day.

 .  Requests we receive from an Institution in proper form before 9:00 AM
   (Pacific time) for the National Tax-Free Money Market Fund generally are processed at 9:00 AM on the same day.

 . Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM(Pacific time) from certain institutions with certain automated arrangements in place generally are processed at 2:00 PM on the same day.

 . Requests we receive after the above-specified times for each Fund are deemed to be received and are processed the next business day at the applicable Net Asset Value (NAV).


24  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . Payment for shares may be made by Institutions in funds immediately available to us no later than 1:00 PM (Pacific time) on the same business day as the purchase order is processed. If payment is not received on the same business day, the order will be cancelled and the Institution will be responsible for any loss.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check have been collected.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is the NAV next determined after a request has been received in proper form.

 . We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.

 . On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


                                    Stagecoach Money Market Funds Prospectus  25

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your institution for rules governing selling shares.

General Notes for Selling Shares

 . We process requests we receive from an institution in proper form before 12:00 noon (Pacific time) on any business day for the Prime Money Market Fund at the NAV determined as of 12:00 noon on the same business day. Requests we receive in proper form for the Treasury Plus Market Fund before 12:00 noon (Pacific time) generally are processed at 2:00 PM on the same day.

 . We process requests we receive in proper form before 9:00 AM (Pacific time) on any business day for the National Tax-Free Money Market Fund at the NAV determined as of 9:00 AM on the same business day.

 . Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM(Pacific time) from certain institutions with certain automated arrangements in place generally are processed at 2:00 PM on the same day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . Requests we receive after the above specified times are deemed to be received and are processed the next business day at the applicable NAV.

 . We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


26  Stagecoach Money Market Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . Institutional Class shares may be exchanged for other Institutional Class shares, or for Class A shares in certain qualified accounts. Contact your account representative for further details.


                                    Stagecoach Money Market Funds Prospectus  27

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. However, dividends distributed by the National Tax-Free Money Market Fund which are attributable to the Fund's net interest income from tax-exempt securities will not be subject to federal income tax.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.


28  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Historical Fund Information

National Tax-Free Money Market Fund-- Prior to December 15, 1997, the Fund invested all of its assets in a Master Portfolio with an identical investment objective. The Fund currently invests directly in a portfolio of securities and no longer invests in a Master Portfolio. The Institutional Class shares commenced operations on December 15, 1997.

Prime Money Market Fund-- The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on or about September 6, 1996, the Fund was reorganized as the Prime Money Market Fund of the Company. The Institutional Class shares of the Fund commenced operations on August 11, 1995. Financial information prior to this date is for the Service Class shares of the Pacifica portfolio. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Plus Money Market Fund-- Prior to August 1, 1990, the Treasury Plus Money Market Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. The Institutional Class shares of the Fund commenced operations on August 11, 1995. Financial information prior to this date is for the Service Class shares of the Pacifica portfolio. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $5,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


                                    Stagecoach Money Market Funds Prospectus  29

Other Information
--------------------------------------------------------------------------------

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Statements-- The Institutions mail statements after any account activity, including dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


30  Stagecoach Money Market Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


================================================================================
                                 SHAREHOLDERS
================================================================================
                                       |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                       |
================================================================================
                                         TRANSFER AND
 DISTRIBUTOR &                       DIVIDEND DISBURSING         SHAREHOLDER
CO-ADMINISTRATOR    ADMINISTRATOR          AGENT              SERVICING AGENTS
================================================================================
Stephens Inc.       Wells Fargo Bank     Wells Fargo Bank  Various Institutions
111 Center St.      525 Market St.       525 Market St.
Little Rock, AR     San Francisco, CA    San Francisco, CA

Markets the Funds,  Manages the Funds'   Maintains records Provide services
distributes shares, business activities  of shares and     to customers
and manages the                          supervises the
Funds' business                          paying of
activities                               dividends
--------------------------------------------------------------------------------
                                       |
================================================================================
                            INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market Street San Francisco, CA

                   Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                       |
================================================================================
        INVESTMENT ADVISOR                           CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,           Wells Fargo Bank, 525 Market St.,
San Francisco, CA                           San Francisco, CA

Manages the Funds' investment activities    Provides safekeeping for the Funds'
                                            assets
--------------------------------------------------------------------------------
                                       |
================================================================================
                              BOARD OF DIRECTORS
================================================================================
                       Supervises the Funds' activities
--------------------------------------------------------------------------------


                                    Stagecoach Money Market Funds Prospectus  31

Organization and Management of the Funds
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the U.S. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1998:

--------------------------------------------------------------------------------
 National Tax-Free Money Market Fund                            .07%
--------------------------------------------------------------------------------
 Prime Money Market Fund                                        .10%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .10%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCMis entitled to receive from Wells Fargo Bank 0.05% of each Fund's assets up to the first $960 million and 0.04% of all assets above $960 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Funds to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.


32  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Institutional Class of each Fund pays as follows:


--------------------------------------------------------------------------------
 National Tax-Free Money Market Fund                            .20%
--------------------------------------------------------------------------------
 Prime Money Market Fund                                        .25%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .25%
--------------------------------------------------------------------------------


                                    Stagecoach Money Market Funds Prospectus  33

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Institutional Class Calendar-year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Prime Money Market and Treasury Plus Money Market Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


34  Stagecoach Money Market Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Annual and Semi-Annual Report

Documents that provide certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a single debtor or group of single debtors sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security of index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


                                    Stagecoach Money Market Funds Prospectus  35

Glossary
--------------------------------------------------------------------------------

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Prime Money Market Fund is determined each business day at 12:00 noon (Pacific time). The NAVper share of the Treasury Plus Money Market Fund is determined each day at 2:00 PM(Pacific time). The NAV per share of the National Tax-Free Money Market Funds is determined each business day at 9:00 AM (Pacific time).

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


36  Stagecoach Money Market Funds Prospectus

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


                ================================================================
                STAGECOACH MONEY MARKET FUNDS:
                ----------------------------------------------------------------
                . are NOT insured by the FDIC
                . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank
                . involve investment risk, including possible loss of principal. . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
                ================================================================


[LOGO OF RECYCLED PAPER]
Printed on Recycled paper                                        SC MMI P (8/98)

                         [LOGO OF STAGECOACH FUNDS]

                         -----------------------------
                                   PROSPECTUS
                         -----------------------------

                               MONEY MARKET TRUST

                              August 1, 1998

                              STAGECOACH FUNDS(R)
                              MONEY MARKET TRUST

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one fund of the Stagecoach Family of Funds -- the Money Market Trust (the "Fund"). The Money Market Trust seeks to provide investors with current income and stability of principal.

 An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a constant $1.00 net asset value per share.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated August 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-260-5969.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 WELLS FARGO  BANK IS  THE  FUND'S INVESTMENT  ADVISOR AND  ADMINISTRATOR AND
  PROVIDES THE FUND WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED.
   WELLS  CAPITAL MANAGEMENT  INC. ("WCM"),  A WHOLLY  OWNED SUBSIDIARY  OF
    WELLS  FARGO  BANK,  IS  THE  INVESTMENT  SUB-ADVISOR.  STEPHENS  INC.
      ("STEPHENS"), WHICH IS  NOT AFFILIATED  WITH WELLS  FARGO BANK,  IS
       THE FUND'S CO-ADMINISTRATOR AND DISTRIBUTOR.

                     PROSPECTUS DATED AUGUST 1, 1998

                                                                     PROSPECTUS

                                                                      PROSPECTUS
                               Table of Contents

                                    -------

Prospectus Summary                                                             1

Summary of Fund Expenses                                                       3

Explanation of Tables                                                          4

Financial Highlights                                                           5

How the Fund Works                                                             7

The Fund and Management                                                       10

Investing in the Fund                                                         11

Dividend and Capital Gain Distributions                                       13

How to Redeem Shares                                                          14

Management and Servicing Fees                                                 15

Taxes                                                                         18

Prospectus Appendix -- Additional Investment Policies                        A-1

                               Prospectus Summary

 The Fund provides investors with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Fund's Prospectus and SAI.

Q.WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The MONEY MARKET TRUST seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing its assets in high quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months). See "How the Fund Works -- Investment Objective and Policies" and "Prospectus Appendix -- Additional Investment Policies" for further information on investments.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Risk Factors" and "Additional Investment Activities" in the SAI for further information on investments and related risks.

Q.WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment advisor, manages your investments. Wells Fargo Bank also provides the Fund with administration, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank is a shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management and Servicing Fees" for further information.

Q. HOW DO I INVEST?

A. Qualified investors may invest by purchasing Fund shares at the net asset value per share without a sales charge ("NAV"). Qualified investors include customers ("Customers") who maintain qualified accounts with the trust division of Wells Fargo Bank or an affiliate of Wells Fargo Bank (a "Bank"). Customers may include individuals, trusts, partnerships and corporations. Purchases are effected through

                                       1                              PROSPECTUS
   the Customer's account with a Bank under the terms of the Customer's account agreement with the Bank. Investors wishing to purchase Fund shares should contact their account representatives. See "Investing in the Fund" for additional information.

Q.HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily and distributed monthly, and any capital gains are distributed at least annually. All distributions are automatically reinvested in additional shares of the Fund at NAV. Shareholders also may elect to receive distributions in cash. See "Dividend and Capital Gain Distributions" for additional information.

Q.HOW MAY I REDEEM SHARES?

A. You may redeem your shares at NAV, without charge by the Company. Fund shares held by a Bank on behalf of its Customers must be redeemed under the terms of the Customer's account agreement with the Bank. Banks are responsible for transmitting redemption requests to the Company and crediting their Customers' accounts. The Company reserves the right to impose charges for wiring redemption proceeds. See "Investing in the Fund -- Redemption of Shares."

PROSPECTUS                             2

                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                     MONEY
                                                                  MARKET TRUST
                                                                  ------------
  Maximum Sales Charge on Purchases (as a percentage of offering
   price).......................................................      None
  Maximum Sales Charge on Reinvested Distributions..............      None
  Maximum Sales Charge on Redemptions...........................      None
  Exchange Fees.................................................      None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         MONEY
                                                                         MARKET
                                                                         TRUST
                                                                         ------
  Management Fee (after waivers or reimbursements)/1/...................  0.00%
  Rule 12b-1 Fee........................................................  0.00%
  Other Expenses (after waivers or reimbursements)/2/...................  0.20%
                                                                          ----
  TOTAL FUND OPERATING EXPENSES (after waivers or reimbursements)/3/....  0.20%
                                                                          ====

 --------------------------------
 /1/Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.
 /2/Other Expenses (before waivers or reimbursements) would be 0.36%. /3/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.61%.

 Note: The tables do not reflect any charges that may be imposed by Wells Fargo Bank or any other Bank directly on certain customer accounts in connection with an investment in the Fund.


                                       3                              PROSPECTUS

EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
    Money Market Trust.........................    $2      $6     $11     $26


                             Explanation of Tables

 The purpose of the above tables is to help a shareholder understand the various costs and expenses that an investor in the Fund will pay directly or indirectly.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the prior fiscal period. The amounts have been adjusted to reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Management and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or less than those shown.

PROSPECTUS                             4

                              Financial Highlights

 The following information has been derived from the Financial Highlights in the Fund's financial statements for the period ending March 31, 1998, which were audited by KPMG Peat Marwick LLP. This information is provided to assist you in evaluating the Fund's historical performance. This information should be read in conjunction with the Fund's 1998 financial statements and the notes thereto. The Fund's SAI has been incorporated by reference into this prospectus.

                                       5                              PROSPECTUS

                               MONEY MARKET TRUST
                            FOR A SHARE OUTSTANDING

                              YEAR     SIX MONTHS             FOUR MONTHS                                             PERIOD
                              ENDED      ENDED    YEAR ENDED     ENDED           FOR THE YEAR ENDED MAY 31,           ENDED
                            MARCH 31,   MAR. 31,  SEPT. 30,    SEPT. 30,     --------------------------------------  MAY 31,
                              1998      1997/1/      1996       1995/2/        1995      1994      1993      1992    1991/3/
                            ---------  ---------- ----------  -----------    --------  --------  --------  --------  --------
 Net Asset Value,
 beginning of period.....   $   1.00    $   1.00  $     1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            --------    --------  ----------   --------      --------  --------  --------  --------  --------
 Income from Investment
 Operations:
 Net Investment Income...       0.05        0.03        0.05       0.02          0.05      0.03      0.03      0.05      0.05
 Net realized and
 unrealized gain (loss)
 on investment...........       0.00        0.00        0.00       0.00          0.00      0.00      0.00      0.00      0.00
                            --------    --------  ----------   --------      --------  --------  --------  --------  --------
 Total from Investment
 Operations..............       0.05        0.03        0.05       0.02          0.05      0.03      0.03      0.05      0.05
 Less Distributions:
 Dividends from net
 investment income.......      (0.05)      (0.03)      (0.05)     (0.02)        (0.05)    (0.03)    (0.03)    (0.05)    (0.05)
 Distributions from net
 realized gain...........       0.00        0.00        0.00       0.00          0.00      0.00      0.00      0.00      0.00
                            --------    --------  ----------   --------      --------  --------  --------  --------  --------
 Total from
 Distributions...........      (0.05)      (0.03)      (0.05)     (0.02)        (0.05)    (0.03)    (0.03)    (0.05)    (0.05)
                            --------    --------  ----------   --------      --------  --------  --------  --------  --------
 Net Asset Value, end of
 period..................   $   1.00    $   1.00  $     1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            ========    ========  ==========   ========      ========  ========  ========  ========  ========
 Total Return (not
 annualized).............       5.62%       2.66%       5.43%      5.70%/4/      5.05%     3.21%     2.94%     4.56%     6.48%/4/
 Ratios/Supplemental
 Data:
 Net Assets, end of
 period (000s)...........   $630,770    $807,003  $1,143,767   $286,863      $290,483  $300,894  $ 74,375  $ 87,039  $113,141
 Ratios to average net
 assets (annualized):
 Ratio of expenses to
 average net assets......       0.20%       0.20%       0.18%      0.19%         0.17%     0.18%     0.46%     0.48%     0.69%
 Ratio of net investment
 income to average net
 assets..................       5.46%       5.28%       5.33%      5.70%         5.06%     3.21%     2.94%     4.56%     6.48%
 Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses.....       0.61%       0.61%       0.55%      1.11%         1.07%     1.02%     1.08%     1.04%     1.08%
 Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses................       5.05%       4.87%       4.96%      4.78%         4.16%     2.37%     2.32%     4.00%     6.09%

--------
 /1/ The Money Market Trust changed its fiscal year-end from September 30 to
     March 31.
 /2/ The Money Market Trust changed its fiscal year-end from May 31 to
     September 30.
 /3/ The Fund operated as the Prime Money Market Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A., from its commencement of operations on September 17, 1990 until it was reorganized as the Money Market Trust of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. The Fund operated as a series of Pacifica Funds Trust until it was reorganized as a series of the Company on September 6, 1996. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.
 /4/ Annualized.

PROSPECTUS                             6

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 The Money Market Trust seeks to provide investors with current income and stability of principal. The Fund pursues its objective by investing in high-quality U.S. dollar-denominated money market instruments with remaining maturities not exceeding 397 days (13 months), as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, repurchase agreements and variable- and floating-rate instruments. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. In seeking to achieve its investment objective, the Fund invests in "money market" instruments such as those described below. During normal market conditions, the Fund invests at least 80% of its assets in money market instruments. A more complete description of the Fund's investments and investment objectives is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

 The Fund may invest in bankers' acceptances guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion, and in certificates of deposit of domestic branches of U.S. banks, savings banks and savings and loan associations that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.
 In addition, the Fund may invest in U.S. dollar-denominated time deposits and certificates of deposit issued by foreign branches of such U.S. banks and savings and loan associations. Investments by the Fund in the obligations of foreign branches of domestic banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Although time deposits made by the Fund will normally mature within several days, the Fund may make time deposits with longer maturities.

 The Fund may invest in commercial paper (including variable- and floating-rate instruments) and corporate bonds with remaining maturities of 397 days or less. All securities acquired by the Fund will be U.S. Government obligations or other "First Tier Securities" as defined under Rule 2a-7. First Tier Securities generally consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSRO") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. Certain types of commercial paper are

                                       7                              PROSPECTUS
issued only in private placements and may be subject to restrictions on resale and are therefore less liquid.

 The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies. For additional descriptions of the types of securities and investment practices used by the Fund, see "Risk Factors" and "Prospectus Appendix -- Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top rating category by the required number of NRSROs or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Company's Board of Directors.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that

PROSPECTUS                             8
increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, prohibit the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about the investment policies and risks.

YEAR 2000 RISK-

 Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depends on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

PERFORMANCE

 Fund performance may be advertised from time to time in terms of current yield, effective yield or average annual total return. Performance figures are based on historical results and are not intended to indicate future performance.

                                       9                              PROSPECTUS

 Yield refers to the income generated by an investment in the Fund's shares over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes that the income earned from the shares is reinvested at NAV in shares of the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual total return is based on the overall dollar or percentage change of an investment in the Fund's shares and assumes the investment is at NAV and all dividends and distributions attributable to the shares are reinvested at NAV in shares of the Fund.

 In addition to presenting these standardized performance calculations, at times, the Fund may also present non-standard performance figures, such as 30-day yields or, in sales literature, distribution rates.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling 1-800-260-5969 or by writing the Company at the address shown on the back cover of the Prospectus.

                            The Fund and Management

THE FUND

 The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over 30 other funds. The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and are voted in the aggregate, rather than by series or class, unless otherwise required by law (such as when the voting matter affects only one series or class). A shareholder of record of the Fund is entitled to one vote for each share owned and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment advisor, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent for the Fund. Wells Fargo Bank, one

PROSPECTUS                             10
of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1998, Wells Fargo Bank provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment advisor or sub-advisor to three other registered, open-end, management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105.

 From October 1, 1995 until its acquisition by Wells Fargo & Company on April 1, 1996, Wells Fargo Investment Management Incorporated (formerly, First Interstate Capital Management, Inc.) served as investment advisor to the predecessor portfolio. WFIM, a wholly owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 525 Market Street, San Francisco, California 94105. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as the investment advisor to the Fund.

 Wells Fargo & Company/Norwest Merger the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Fund that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Fund.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

SHARE VALUE

 The price of a Fund share is its "net asset value" or NAV. The NAV of shares of the Money Market Trust is computed by adding the value of its portfolio investments plus

                                       11                             PROSPECTUS
cash and other assets, deducting liabilities and then dividing the result by the number of Fund shares outstanding. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.

 Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund may close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times discussed below may be earlier than 12:00 Noon.

 Wells Fargo Bank calculates the Fund's NAV as of 12:00 Noon (Pacific time) each Business Day. All transaction orders are processed at the NAV next determined after the order is received.

 The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

 Shares of the Fund are sold without a sales load on a continuous basis to Customers who maintain qualified accounts with the trust division of a Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions are sent to the Bank involved. A Bank (or its nominee) is normally the holder of record of Fund shares acting on behalf of its Customers and reflects its Customers beneficial ownership of shares in the account statements provided to its Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund is governed by a Customer's account agreement with a Bank. Investors wishing to purchase shares of the Fund should contact their account representatives.

 Purchase orders for shares in the Fund must be received by the Fund by 12:00 Noon (Pacific time) on a Business Day. Payment for such shares must also be made in federal funds or other funds immediately available to the Custodian no later than 12:00 Noon (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares are executed at the NAV per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although a Bank may impose certain minimum Customer account requirements.

PROSPECTUS                             12

 The Bank is responsible for transmitting orders for purchases by the Customers and delivering required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the Bank will be responsible for any loss to the Fund or its shareholders. A Bank may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

 The Company reserves the right to reject any purchase order or to suspend sales at any time. Payment for orders that are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

STATEMENTS AND REPORTS

 If a Bank is the recordholder for an investor's account, the Bank sends the investor a statement after any account activity, including transactions, dividends or capital gains, and at year-end. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, investors receive financial statements from the Fund.

                    Dividend and Capital Gain Distributions

 Dividends from net investment income are declared daily payable to shareholders of record as of 12:00 Noon (Pacific time). If your purchase order is received before 12:00 Noon on any Business Day, you begin earning dividends on the day your purchase order is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you receive your accrued dividends together with your redemption proceeds. The Fund distributes any capital gains at least annually.

 Dividends declared in a month generally are distributed on the last Business Day of that month. All distributions are reinvested automatically in additional shares of the Fund at NAV or, at the option of the investor, paid in cash. Distributions from net realized securities gains are declared and distributed once a year, but the Fund may make distributions on a more frequent basis. In all cases, distributions will be made in a manner that is consistent with the provisions of the 1940 Act.

                                       13                             PROSPECTUS

                              How to Redeem Shares

 Redemption requests are effected at the NAV per share next determined after receipt of a redemption request in good order by the Company. Shares held by a Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the Customer's accounts at the Bank. The Bank is responsible for transmitting redemption requests to the Company and crediting its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Fund shares normally are wired to the redeeming Bank the following Business Day after receipt of the request by the Company. The Company reserves the right to delay the wiring of redemption proceeds for up to ten days after it receives a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Fund or unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of a Fund.

 With respect to shareholders who do not have a relationship with a Bank, Fund shares may be redeemed by writing or calling the Company directly at the address or phone number shown on the inside cover page of the Prospectus. When shares are redeemed directly from the Fund, the Company ordinarily sends the proceeds by check to the investor at the address of record on the next Business Day unless payment by wire is requested. The Company may take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Company may suspend redemptions or postpone payment dates.

 To be accepted by the Company, a letter requesting redemption must include:
(i) the Fund's name and account registration from which the shares are being redeemed; (ii) the account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution. An "eligible guarantor institution" includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

 All redemptions of Fund shares are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by an investor during

PROSPECTUS                             14
any 90-day period of up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by investors in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient were to sell such securities, the investor might incur brokerage charges.

                         Management and Servicing Fees

INVESTMENT ADVISOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment advisor, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Money Market Trust. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended March 31, 1998, the Fund paid no advisory fees.

INVESTMENT SUB-ADVISOR

 WCM, a wholly-owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Fund, WCM is entitled to receive from Wells Fargo Bank 0.05% of the Fund's assets up to the first $960 million and 0.04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. The minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank also serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

                                       15                             PROSPECTUS

SHAREHOLDER SERVICING AGENTS

 The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank and may enter into similar agreements with other Banks ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree, as agents for their customers, to provide shareholder administrative and liaison servicing with respect to Fund shares, which include, without limitation, aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee at the annual rate of up to 0.20% of the average daily net assets attributable to the shares owned of record or beneficially by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount that may be deemed applicable under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 A Shareholder Servicing Agent also may impose certain conditions and/or fees on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

 Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets for administration services.


PROSPECTUS                             16

DISTRIBUTOR

 Stephens distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company under which Stephens acts as agent for the Fund for the sale of its shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Fund to their respective customers.

 Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund of the Company bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors, legal counsel, and compensation of the Company's directors who are not affiliated with the advisor, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the Funds of the Company in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                       17                             PROSPECTUS

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. Under the Taxpayer Relief Act of 1997, noncorporate Shareholders may be taxed on such distributions at preferential rates. See "Federal Income Taxes -- Capital Gain Distributions" in your SAI. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain circumstances, U.S. residents may also be subject to backup withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor with respect to your specific tax consequences of purchasing, holding and redeeming Fund shares. Further federal income tax considerations are discussed in your SAI.

 As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of Fund shares.

PROSPECTUS                             18

                             Prospectus Appendix --
                         Additional Investment Policies

FUND INVESTMENTS

MONEY MARKET TRUST

 The Money Market Trust may invest in the following:

(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

(ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

(iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1-" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

(iv) commercial paper unrated at the date of purchase but deemed comparable to rated commercial paper in which the Fund may invest and/or secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

(v) certain floating and variable rate instruments ("variable rate instruments") (discussed below);

(vi) certain repurchase agreements ("repurchase agreements") (discussed below);

(vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below); and

(viii) certain securities issued by other investment companies (discussed below).

                                      A-1                             PROSPECTUS

 Floating and Variable-Rate Obligations

 The Fund may purchase floating- and variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

 Repurchase Agreements

 The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian

PROSPECTUS                            A-2
has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

 U.S. Government Obligations

  The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                      A-3                             PROSPECTUS

 Other Investment Companies

 The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.

 Letters of Credit

 Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

 Foreign Obligations

 The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Short-Term Trading

 The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed

PROSPECTUS                            A-4
without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, (a) U.S. Government obligations, and (b) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

 The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

    (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

    (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
  (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

                                      A-5                             PROSPECTUS

    (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

    (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

 Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two NRSROs and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets. The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

PROSPECTUS                            A-6

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH MONEY MARKET FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank

 . involve investment risk, including possible loss of principal

 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.


 [LOGO OF RECYCLED PAPER]

 Printed on Recycled Paper                              SC 645 P (8/98)

                                                                  AUGUST 1, 1998

                                                                Stagecoach Funds


Stagecoach
     Equity Index Fund
Prospectus


Class A and Class B           Please read this Prospectus and keep it for future
                              reference. It is designed to provide you with
                              important information and to help you decide if
Investment Advisor            the Fund's goals match your own.
and Administrator:

                              These securities have not been approved or
Wells Fargo Bank              disapproved by the U.S. Securities and Exchange
                              Commission ("SEC"), any state securities
Investment Sub-Advisor        commission or any other regulatory authority, nor
                              have any of these authorities passed upon the
Barclays Global Fund          accuracy or adequacy of this Prospectus. Any
Advisors                      representation to the contrary is a criminal
                              offense.
Distributor and
Co-Administrator:

Stephens Inc.                 Fund shares are NOT deposits or other obligations
                              of, or issued, endorsed or guaranteed by, Wells
                              Fargo Bank, N.A. ("Wells Fargo Bank"), Barclays
                              Global Investors, N.A., or any of their
                              affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal
                              Deposit Insurance Corporation ("FDIC"), the
                              Federal Reserve Board or any other governmental agency. AN INVESTMENT IN THE FUND INVOLVES CERTAIN
                              RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

About This Prospectus
--------------------------------------------------------------------------------

What Is a Prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund Information organized?

After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about the Fund can be found.

            Important information you should look for:
--------------------------------------------------------------------------------
[LOGO OF    Investment Objective and Investment Policies
ARROW]
            What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.
--------------------------------------------------------------------------------
[LOGO OF    Permitted Investments
PERCENTAGE
SIGN]       A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF    Important Risk Factors
EXCLAMATION
POINT]      What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------
[LOGO OF    Additional Fund Facts
ADDITION
SIGN]       Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout the Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about this Fund?

The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Fund is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                              Key Information                            4

                              Summary of Expenses                        5
--------------------------------------------------------------------------------

The Fund                      Equity Index Fund                          8

This section contains         General Investment Risks                  12
important information
about the Fund.
--------------------------------------------------------------------------------

Your Account                  A Choice of Share Classes                 16

Turn to this section for      Reduced Sales Charges                     18
information on how to
open and maintain             Your Account                              22
your account, including
how to buy, sell and          How To Buy Shares                         24
exchange Fund shares.
                              Selling Shares                            25

                              Exchanges                                 27

                              Additional Services and
                               Other Information                        28
--------------------------------------------------------------------------------

Reference                     Organization and
                               Management of the Fund                   33
Look here for details
on the organization           How to Read the Financial Highlights      36
of the Fund and
term definitions.             Glossary                                  38

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Index Fund

The Fund described in this Prospectus seeks to approximate the total rate of return of substantially all the common stocks comprising the S&P 500 Index. The Fund's investment objective is fundamental and cannot be changed without a majority vote of the shareholders.

Should you consider investing in this Fund? yes, if:

 .    you are looking to add equity investments to your portfolio;

 .    you are interested in adding an index investment to your portfolio;

 .    you have an investment horizon of at least three to five years; and

 .    you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.

You should not invest in this Fund if:

 .    you are looking for FDIC insurance coverage or guaranteed rates of return;

 .    you are unwilling or unable to accept the risk that you may lose the money you invest;

 .    you are unwilling to accept the risks of investing in the securities markets;

 .    you are looking for an actively managed equity fund; or

 .    you are seeking monthly dividend income.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What is the "Fund"?

In this Prospectus the "Fund" refers to the Stagecoach Equity Index Fund. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

"Index Funds" are mutual funds that attempt to match the total return of a particular index or list of securities. Index Funds are not "actively managed" in that individual securities are not analyzed by traditional methods.

Dividends

We pay dividends, if any, quarterly. Capital gains, if any, are distributed at least annually.

4    Stagecoach Equity Index Fund Prospectus

Equity Idex Fund                                            Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                                            Equity Index
                                                    ----------------------------
                                                        CLASS A      CLASS B
--------------------------------------------------------------------------------
 Maximum sales charge on a purchase
  (as a percentage of offering price)                    4.50%         None
--------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends                                               None         None
--------------------------------------------------------------------------------

 Maximum sales charge on a:
  Redemptions during first year                           None        5.00%
  Redemptions after first year                            None        4.00%
--------------------------------------------------------------------------------
 Exchange fees                                            None         None
--------------------------------------------------------------------------------
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Expenses shown have been restated to reflect contract amounts and amounts payable by the Fund. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers and reimbursements that may be discontinued without prior notice. Long-term Class B shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of
 Securities Dealers, Inc.
--------------------------------------------------------------------------------
                                                            Equity Index
                                                    ----------------------------
                                                        CLASS A      CLASS B
--------------------------------------------------------------------------------
 Rule 12b-1 Fee                                          0.00%        0.75%
--------------------------------------------------------------------------------
 Management fee                                          0.25%        0.25%
--------------------------------------------------------------------------------
 Other expenses
  (after waivers or reimbursements)                      0.46%        0.45%
--------------------------------------------------------------------------------

 TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)                      0.71%        1.45%
--------------------------------------------------------------------------------
 Other expenses
  (before waivers or reimbursement)                      0.70%        0.64%
--------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)                     0.95%        1.64%
--------------------------------------------------------------------------------

                                  Stagecoach Equity Index Fund Prospectus      5

Equity Index Fund                                            Summary of Expenses
                                                                     (continued)
--------------------------------------------------------------------------------

================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000
 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND THAT               Equity Index
                                                         -----------------------
 YOU REDEEM YOUR SHARES AT THE END OF EACH PERIOD.         CLASS A      CLASS B
--------------------------------------------------------------------------------
 1 YEAR                                                      $ 52         $ 65
--------------------------------------------------------------------------------
 3 YEARS                                                     $ 67         $ 76
--------------------------------------------------------------------------------
 5 YEARS                                                     $ 83         $ 99
--------------------------------------------------------------------------------
 10 YEARS                                                    $129         $135
--------------------------------------------------------------------------------
================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000
 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND THAT
 YOU DO NOT REDEEM YOUR SHARES AT THE END OF EACH              Equity Index
                                                         -----------------------
 PERIOD.                                                   CLASS A      CLASS B
--------------------------------------------------------------------------------
 1 YEAR                                                      $ 52         $ 15
--------------------------------------------------------------------------------
 3 YEARS                                                     $ 67         $ 46
--------------------------------------------------------------------------------
 5 YEARS                                                     $ 83         $ 79
--------------------------------------------------------------------------------
 10 YEARS                                                    $129         $135
--------------------------------------------------------------------------------

6    Stagecoach Equity Index Fund Prospectus

This page intentionally left blank

-------------------------------------------------------------------------------

Equity Index Fund

--------------------------------------------------------------------------------

             Advisor:       Wells Fargo Bank
             Sub-advisor:   Barclays Global Fund Advisors

--------------------------------------------------------------------------------
[LOGO OF     Investment Objective
ARROW]
             The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the Standard & Poor's 500 Composite Stock Index
             (the "S&P 500 Index").

             Investment Policies
             In attempting to approximate the total rate of return of the S&P 500 Index, we use a statistical process known as "sampling." We select and hold a relative sample of the common stocks listed on the S&P 500 Index and attempt to achieve a 95% correlation between the price and total return performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

             A precise duplication of the performance of the S&P 500 Index would mean that the net asset value of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We will regularly monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary in order to achieve the 95% correlation.

--------------------------------------------------------------------------------

[LOGO OF     Permitted Investments
PERCENTAGE   Under normal market conditions, we invest:
SIGN]
             .  in a diversified portfolio of common stocks designed to provide a relative sample of the stocks listed on the S&P 500 Index;

             . in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

             . in interest-rate futures contracts, options on interest rate swaps and index swaps.

             We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other


8    Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

             mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[LOGO OF     Important Risk Factors
EXCLAMATION  You should consider both the General Investment Risks beginning on
POINT]       page 12 and the specific risks listed below. They are equally important to your investment choice.

             The Fund attempts to match as closely as possible the total return of the S&P 500 Index. Therefore, during periods when the S&P 500 Index is losing value, your investment will also lose value.

--------------------------------------------------------------------------------

[LOGO OF     Additional Fund Facts
ADDITION     The S&P 500 Index is an index of 500 widely held common stocks
SIGN]        representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. It is one of the most widely used benchmarks of U.S. equity performance.

             "Standard & Poor's(R)," "S & P(R)," "S & P 500(R)" and "Standard & Poor's 500" are trademarks of McGraw-Hill, Inc. The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund .

             For information on Fund fees and expenses, see "Summary of Expenses" on page 5.

                                     Stagecoach Equity Index Fund Prospectus   9

Equity Index Fund          Financial Highlights
See "Historical Fund Information" on page 30.                               See "How to Read the Financial Highlights" on page 36.
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

 FOR A SHARE OUTSTANDING
====================================================================================================================================

                                         CLASS A SHARES -- COMMENCED
                                         ON JANUARY 25, 1984
                                        --------------------------------------------------------------------------------------------

                                         MARCH 31,  MARCH 31,  SEPT. 30,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,

  For the period ended:                   1998      1997/1/    1996/1/      1995      1994      1993      1992      1991     1990
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of
   period                                  $49.60    $46.24     $41.45     $31.42    $33.00    $31.40    $30.38    $23.60   $24.57
------------------------------------------------------------------------------------------------------------------------------------

  Income from investment
   operations:
   Net investment income                     0.48      0.25       0.42       0.59      0.63      0.59      0.62      0.62     0.64
   Net realized and unrealized gain
    (loss) on investments                   22.31      4.61       4.79      10.65     (0.50)     2.19      1.35      6.16    (1.61)
------------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations          22.79      4.86       5.21      11.24      0.13      2.78      1.97      6.78    (0.97)
------------------------------------------------------------------------------------------------------------------------------------

  Less distributions:
   Dividends from net investment
    income                                  (0.48)    (0.25)     (0.42)     (0.59)    (0.63)    (0.59)    (0.62)     0.00     0.00
   Distributions from net realized
    gain                                    (1.59)    (1.25)      0.00      (0.62)    (1.08)    (0.59)    (0.33)     0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------

  Total from distributions                  (2.07)    (1.50)     (0.42)     (1.21)    (1.71)    (1.18)    (0.95)     0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period           $70.32    $49.60     $46.24     $41.45    $31.42    $33.00    $31.40    $30.38   $23.60
------------------------------------------------------------------------------------------------------------------------------------

  Total return (not annualized) (loss)      46.48%    10.63%     12.60%     35.99%     0.42%     8.91%     6.59%    28.72%   (3.95)%

------------------------------------------------------------------------------------------------------------------------------------

  Ratios/supplemental data:
   Net assets, end of period (000s)      $578,882  $406,739   $370,439   $327,208  $236,265  $258,327  $230,457  $204,926 $151,742
------------------------------------------------------------------------------------------------------------------------------------

  Ratios to average net assets
   (annualized):
   Ratio of expenses to average
    net assets/3/                            0.89%     0.97%      1.01%      0.96%     0.97%     0.97%     0.93%     0.97%    0.97%
   Ratio of net investment
    to income to average net assets/3/       0.80%     1.02%      1.28%      1.59%     1.92%     1.81%     2.05%     2.30%    2.71%
------------------------------------------------------------------------------------------------------------------------------------

  Portfolio turnover/3/                         4%        2%      1%/4/         6%        7%        5%        4%        4%       6%
------------------------------------------------------------------------------------------------------------------------------------

  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses                       0.95%     1.07%      1.08%      1.00%     1.00%     0.99%     1.00%       N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

  Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses (loss)                           0.74%     0.92%      1.21%      1.55%     1.89%     1.79%     1.98%       N/A      N/A

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

CLASS A SHARE CALENDAR YEAR RETURNS                    1997       1996       1995       1994     1993      1992      1991     1990
====================================================================================================================================

                                                      31.89%     21.66%     35.99%     0.42%     8.91%     6.59%    28.72%   -3.95%
These returns reflect fee waivers and reimbursements,
do not reflect sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

 FOR A SHARE OUTSTANDING
====================================================================================================================================

                                                                                                         CLASS B SHARES -- COMMENCED
                                                                                                         ON FEBRUARY 17, 1998
                                        --------------------------------------------------------------------------------------------

                                            Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   March 31,
  For the period ended:                      1994       1993       1992       1991       1990       1989       1988       1998
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of
   period                                    $33.00     $31.40    $30.38     $23.60     $24.57      $18.93     $16.44     $65.18
------------------------------------------------------------------------------------------------------------------------------------

  Income from investment
   operations:
   Net investment income                       0.63       0.59      0.62       0.62       0.64        0.60       0.57      (0.01)
   Net realized and unrealized gain
    (loss) on investments                     (0.50)      2.19      1.35       6.16      (1.61)       5.04       1.92       5.24
------------------------------------------------------------------------------------------------------------------------------------

  Total from investment operations             0.13       2.78      1.97       6.78      (0.97)       5.64       2.49       5.23
------------------------------------------------------------------------------------------------------------------------------------

  Less distributions:
   Dividends from net investment
    income                                    (0.63)     (0.59)    (0.62)      0.00       0.00        0.00       0.00       0.00
   Distributions from net realized
    gain                                      (1.08)     (0.59)    (0.33)      0.00       0.00        0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------

  Total from distributions                    (1.71)     (1.18)    (0.95)      0.00       0.00        0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period             $31.42     $33.00    $31.40     $30.38     $23.60      $24.57     $18.93     $70.41
------------------------------------------------------------------------------------------------------------------------------------

  Total return (not annualized) (loss)         0.42%      8.91%     6.59%     28.72%     (3.95)%     29.79%     15.15%      8.02%
------------------------------------------------------------------------------------------------------------------------------------

  Ratios/supplemental data:
   Net assets, end of period (000s)        $236,265   $258,327  $230,457   $204,926   $151,742    $153,126   $115,119     $3,811
------------------------------------------------------------------------------------------------------------------------------------

  Ratios to average net assets
   (annualized):
   Ratio of expenses to average
    net assets/3/                              0.97%      0.97%     0.93%      0.97%      0.97%       1.04%      1.02%      1.45%
   Ratio of net investment
    to income to average net assets/3/         1.92%      1.81%     2.05%      2.30%      2.71%       2.69%      3.17%     (0.19)%
------------------------------------------------------------------------------------------------------------------------------------

  Portfolio turnover/3/                           7%         5%        4%         4%         6%          6%         3%         4%
------------------------------------------------------------------------------------------------------------------------------------

  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses                         1.00%      0.99%     1.00%        N/A        N/A          N/A        N/A     1.64%
------------------------------------------------------------------------------------------------------------------------------------

  Ratio of net investment income
   to average net assets prior to
   waived fees and reimbursed
   expenses (loss)                             1.89%      1.79%     1.98%        N/A        N/A          N/A        N/A    (0.38)%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

CLASS A SHARE CALENDAR YEAR RETURNS             1994       1993      1992       1991       1990         1989       1988
====================================================================================================================================

                                                0.42%      8.91%     6.59%     28.72%     -3.95%       29.79%     15.15%
These returns reflect fee waivers and reimbursements,
do not reflect sales loads and are not a guarantee
of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed fiscal year-end from September 30 to March 31.
/2/ The Fund changed fiscal year-end from December 31 to September 30.
/3/ Reflects activity of the Master Portfolio from April 28, 1996 through
    September 30, 1997.
/4/ Represents activity for the Fund's stand-alone period only. The portfolio turnover rate for the Corporate Stock Master Portfolio for the period from April 28, 1996 to September 30, 1996, was 396.

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Fund invests in securities that involve particular kinds of risk.

 . The Fund invests in equities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 .  The Fund may invest a portion of its assets in U.S. Government obligations.
   It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

 .   The Fund may also use certain derivative instruments such as stock index futures and options on stock index futures. The term "derivatives" covers a wide number of investments, but in general it refers to any financial

12 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

    instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that apply to the Fund's investments and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or the transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Leverage Risk-- The risk that a practice may increase the Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might be permit inappropriate trading practices.

                                      Stagecoach Equity Index Fund Prospectus 13

General Investment Risks
--------------------------------------------------------------------------------

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

 Investment Practice/Risk

 The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies section of the Prospectus. THE RISKS INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT ARE AMONG THE MORE PROMINENT. Market risk is assumed for each. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.

 In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" in the summary for the Fund. You should also see the Statement of Additional Information for additional discussion information about the investment practices and risks particular to the Fund.

 Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

14 Stagecoach Equity Index Fund Prospectus

==============================================================================================================
INVESTMENT PRACTICE:                                                           RISK
==============================================================================================================
Other Mutual Funds
The temporary Investment in shares of another mutual fund.                     Market Risk              .
A pro rata portion or the other fund's expenses, in addition to the expenses paid by the Fund, will be borne by Fund shareholders.
--------------------------------------------------------------------------------------------------------------
Options
The right or obligation to receive or deliver a security or cash               Credit Information
payments depending on the security's price or the performance of               and Liquidity Risk
and index or benchmark.
--------------------------------------------------------------------------------------------------------------
Stock Index Futures                                                                                     .
Options on Stock Index Futures                                                                          .
Index Swaps                                                                                             .
Interest Rate Futures                                                                                   .
Interest Rate swaps                                                                                     .
--------------------------------------------------------------------------------------------------------------
Privately Issued Securities
Securities that are not publicly traded but which may be resold in             Liquidity Risk           .
accordance with Rule 144A of the Securities Act of 1933.
--------------------------------------------------------------------------------------------------------------
Loans Of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial
institutions to increase return on those securities. Loans may be              Credit Counter-Party     .
made in accordance with existing investment policies. Limited to               and Leverage Risk
33 1/3% of assets.
--------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow an equivalent of 20% of assets from                     Leverage Risk            .
banks for temporary purposes to meet shareholder redemptions.
--------------------------------------------------------------------------------------------------------------
Illiquid securities
A Security that cannot be readily sold, or cannot be readily                   Liquidity Risk           .
sold without negatively affecting its fair price.
--------------------------------------------------------------------------------------------------------------

                                      Stagecoach Equity Index Fund Prospectus 15

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 . Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B shares.

 . Class B Shares - with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Please see the expenses listed for the Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

16  Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

==========================================================================================================================
CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
SCHEDULE:
==========================================================================================================================
     AMOUNT              FRONT-END SALES CHARGE AS       FRONT-END SALES CHARGE AS %            DEALER ALLOWANCE AS %
   OF PURCHASE           % OF PUBLIC OFFERING PRICE       % OF NET AMOUNT INVESTED         OF PUBLIC OFFERRING PRICE
--------------------------------------------------------------------------------------------------------------------------
  Less than $50,000                   4.50%                         4.71%                              4.00%
--------------------------------------------------------------------------------------------------------------------------
  $50,000 to $99,999                  4.00%                         4.17%                              3.55%
--------------------------------------------------------------------------------------------------------------------------
  $100,000 to $249,000                3.50%                         3.63%                              3.125%
--------------------------------------------------------------------------------------------------------------------------
  $250,000 to $499,999                2.50%                         2.56%                              2.00%
--------------------------------------------------------------------------------------------------------------------------
  $500,000 to $999,999                2.00%                         2.04%                              1.75%
--------------------------------------------------------------------------------------------------------------------------
  $1,000,000 and over/1/              0.00%                         0.00%                              1.00%
--------------------------------------------------------------------------------------------------------------------------

/1/We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

==========================================================================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
==========================================================================================================================
  REDEMPTION WITHIN             1 YEAR         2 YEARS        3 YEARS         4 YEARS       5 YEARS        6 YEARS
--------------------------------------------------------------------------------------------------------------------------
       CDSC                      5.00%          4.00%          3.00%            3.00%        2.00%          1.00%
--------------------------------------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.

                                      Stagecoach Equity Index Fund Prospectus 17

Reduced Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

 . You pay no sales charges on Fund shares you buy with reinvested distributions.

 . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 . By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 . Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front- end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 . If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 . You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

18 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 . a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .  a trustee or fiduciary purchasing for a single fiduciary relationship; or

 . the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act"), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.


 How a Letter of Intent Can Save You Money!

 If you plan to invest, for example, $100,000 in the Equity Index Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!

                                      Stagecoach Equity Index Fund Prospectus 19

Reduced Sales Charge
--------------------------------------------------------------------------------

Class B Share CDSC Reductions:

 .  You pay no CDSC on Funds shares you purchase with reinvested distributions.

 . We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 . We waive the CDSC for redemptions made at the direction of Stagecoach Funds in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .  Current and retired employees, directors and officers of:

 .  Stagecoach Funds and its affiliates;

 .  Wells Fargo Bank and its affiliates;

 .  Stephens Inc. ("Stephens") and its affiliates; and

 .  Broker-Dealers who act as selling agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters- in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

20 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

If you acquire Class B shares through an exchange of Class B shares of another Stagecoach Fund that you purchased prior to March 3, 1997, your CDSC is as follows:

================================================================================
REDEMPTION WITHIN   1  YEAR   2 YEARS    3 YEARS   4 YEARS   5 YEARS   6 YEARS
--------------------------------------------------------------------------------
 CDSC                3.00%     2.00%      1.00%     1.00%     0.00%     0.00%
================================================================================

The above schedules do not apply for any new shares purchased. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.

                                      Stagecoach Equity Index Fund Prospectus 21

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .  $1,000 per Fund minimum initial investment; or

 .  $100 per Fund minimum initial investment if you use the AutoSaver option.

 .  $100 per Fund for all investments after your first.

 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Selling Agent or by calling 1-800-222-8222.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM Pacific time. Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next business day.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

22 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

 . We determine the NAV of each class of the Fund's shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We will process all requests to buy and sell shares of the first NAV calculated after the request and proper form is received.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-
   8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.

                                      Stagecoach Equity Index Fund Prospectus 23

Your Account
--------------------------------------------------------------------------------

How to Buy Shares:

The following section explains how you can buy Fund shares directly from Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
 BY MAIL
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.                  Mail to:
------------------------------------------------------   Stagecoach Funds

 Enclose a check for at least $1,000 made out            PO Box 7066
 in the full name and share class of the Fund.           San Francisco, CA
 For example, "Stagecoach Equity Index Fund, Class B".   94120-9201
------------------------------------------------------
 You may start your account with $100 if you elect
 the AutoSaver option on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.             Mail to:
 Be sure to write your account number on the             Stagecoach Funds
 check as well.                                          PO Box 7066
------------------------------------------------------   San Francisco, CA
 Enclose the payment stub/card from your                 94120-9201
 statement if available.
--------------------------------------------------------------------------------

================================================================================
 BY WIRE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 If you do not currently have an account,
 complete a Stagecoach Funds application.
 You must wire at least $1,000. Be sure to               Mail to:
 indicate the Fund name and the share class              Stagecoach Funds
 into which you intend to invest.                        PO Box 7066
------------------------------------------------------   San Francisco, CA
 Mail the completed application.                         94120-9201
------------------------------------------------------   Fax to: 1-415-546-0280
 You may also fax the completed application
 (with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Instruct your wiring bank to transmit      Wire to:
 at least $100 according to the             Wells Fargo Bank, N.A.
 instructions given to the right. Be        San Francisco, California
 sure to have the wiring bank include
 your current account number and the        Bank Routing Number:
 name your account is registered in.        121000248
----------------------------------------
                                            Wire Purchase Account Number:
                                            4068-000587

                                            Attention:
                                            Stagecoach Funds (Name of Fund
                                            and Share Class)
                                            Account Name:
                                            (Registration Name Indicated on
                                            Application)
                                        ----------------------------------------

24 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------
================================================================================
 BY PHONE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 You can only make your first purchase of a
 Fund by phone if you already have an
 existing Stagecoach Account.
-----------------------------------------------         Call:
 Call Investor Services and instruct the                1-800-222-8222
 representative to either:
 .  transfer at least $1,000 from a linked
    settlement account, or
 .  exchange at least $1,000 worth of shares
    from an existing Stagecoach Fund.
    Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Call Investor Services and instruct the
 representative to either:
 .  transfer at least $100 from a linked                Call:
    settlement account, or                              1-800-222-8222
 .  exchange at least $100 worth of shares
    from another Stagecoach Fund.
 -------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
 BY MAIL
================================================================================
 Write a letter stating your account
 registration, your account number, the
 Fund you wish to redeem and the dollar
 amount ($100 or more) of the redemption you
 wish to receive (or write "Full Redemption").
-----------------------------------------------
 Make sure all the account owners sign
 the request.
-----------------------------------------------
 You may request that redemption proceeds be            Mail to:
 sent to you by check, by ACH transfer into a           Stagecoach Funds
 bank account, or by wire ($5,000 minimum).             PO Box 7066
 Please call Investor Services regarding                San Francisco, CA
 requirements for linking bank accounts or for          94120-9201
 wiring funds.  We reserve the right to charge
 a fee for wiring funds although it is not
 currently our practice to do so.
-----------------------------------------------
 Signature Guarantees are required for mailed
 redemption requests over $5,000. You can get
 a signature guarantee at financial
 institutions such as a bank or brokerage
 house. We do not accept notarized signatures.
--------------------------------------------------------------------------------

                                      Stagecoach Equity Index Fund Prospectus 25

Your Account
--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 Call Investor Services to request a redemption
 of at least $100. Be prepared to provide your
 account number and Taxpayer Identification Number.
----------------------------------------------------
 Unless you have instructed us otherwise, only one
 account owner needs to call in redemption
 requests.
----------------------------------------------------
 You may request that redemption proceeds be
 sent to you by check, by transfer into an
 ACH-linked bank account, or by wire
 ($5,000 minimum). Please call Investor
 Services regarding requirements for linking
 bank accounts or for wiring funds.  We reserve
 the right to charge a fee for wiring funds
 although it is not currently our practice to do so.    Call:
                                                        1-800-222-8222
-------------------------------------------------------
 Telephone privileges are automatically made
 available to you unless you specifically
 decline them on your application or
 subsequently in writing.
-------------------------------------------------------
 Phone privileges allow us to accept
 transaction instructions by anyone representing
 themselves as the shareholder and who provides
 reasonable confirmation of their identity, such
 as providing the Taxpayer Identification Number
 on the account. We will not be liable for any
 losses incurred if we follow telephone
 instructions we reasonably believe to be
 genuine.
-------------------------------------------------------

 Telephone requests are not accepted if
 the address on your account was changed
 by phone in the last 15 days.
-------------------------------------------------------

================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================

 We will process all requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.
--------------------------------------------------------------------------------

 We determine the NAV each day as of the close of the NYSE, which is generally 1:00 PM Pacific time.
--------------------------------------------------------------------------------
 Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
 If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

 We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check or autosaver have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

26 Stagecoach Equity Index Fund Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . You may make exchanges between like share classes. You may also exchange between Class A or B shares and non-institutional class shares of a money market fund.

 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 . Exchanges between Class B shares or between Class B shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

                                      Stagecoach Equity Index Fund Prospectus 27

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . Autosaver - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the 25th day of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

   .  must have a Fund account valued at $10,000 or more;

   .  must have distributions reinvested; and

   .  may not simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

 . Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 .  Fund Purchase Plan - Uses your distributions to buy shares at NAV of another
   Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

 . Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

28 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

 . Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

   Two Things to Keep In Mind About Distributions

   Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income. Corporate U.S. shareholders may be able to exclude a portion of such distributions from their taxable income.

We will pass on to you any net capital gains earned by the Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains, which may qualify for taxation at preferential rates in the hands of non-corporate shareholders.

In general, all distributions will be taxable to you when paid, even if they are paid in additional Fund shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has built up, and has the potential to continue to build up, high levels of unrealized appreciation.

                                      Stagecoach Equity Index Fund Prospectus 29

Additional Services and Other Information
--------------------------------------------------------------------------------

Your redemption and exchange of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. shareholders may be subject to back-up withholding taxes.

Historical Fund Information

From the period from April 28, 1996 to December 15, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective; the Fund no longer invests in a Master Portfolio. Currently, and for periods prior to April 28, 1996, the Fund invests directly in a portfolio of securities. Performance information for periods prior to January 1, 1992, reflects the performance of the Equity Index Fund of the Wells Fargo Investment Trust for Retirement Programs. The Fund's manager has voluntarily waived fees or reimbursed expenses to the Fund; without these reductions the Fund's performance would have been lower.

Wells Fargo & Company/Norwest Merger--Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and musts be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Class A and Class B shares. The Fund may offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B Shares-- We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to

30 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees-- Stephens, as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the dealer allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A and Class B shares of the Fund. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Fund and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

                                      Stagecoach Equity Index Fund Prospectus 31

Additional Services and Other Information
--------------------------------------------------------------------------------

VOTING RIGHTS-- All shares of the Fund have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

32 Stagecoach Equity Index Fund Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------
A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Stagecoach
The Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================

================================================================================
                  FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

================================================================================
                                            TRANSFER AND
  DISTRIBUTOR &                          DIVIDEND DISBURSING       SHAREHOLDER
CO-ADMINISTRATOR     ADMINISTRATOR              AGENT           SERVICING AGENTS
================================================================================
Stephens Inc.        Wells Fargo Bank     Wells Fargo Bank      Various Agents
111 Center St.       525 Market St.       525 Market St.
Little Rock, AR      San Francisco, CA    San Francisco, CA

Markets the Fund,    Manages the Fund's   Maintains records of  Provide services
distributes shares,  business activities  of shares and         to customers
and manages the                           supervises the
Fund's business                           paying of dividends
activities
--------------------------------------------------------------------------------

================================================================================
                            INVESTMENT SUB-ADVISOR
================================================================================
      Barclays Global Fund Advisor's 45 Fremont Street, San Francisco, CA
                   Manages the Fund's Investment activities
--------------------------------------------------------------------------------


================================================================================
        INVESTMENT ADVISOR                              CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Markets St.              Barclays Global Investors, N.A.,
San Francisco, CA                              45 Fremont St.
Manages the Fund's investment activities       San Francisco, CA
                                               Provides safekeeping for the
                                               Funds' assets
--------------------------------------------------------------------------------

================================================================================
                              BOARD OF DIRECTORS
================================================================================
                       Supervises the Funds' activities
--------------------------------------------------------------------------------

33 Stagecoach Equity Index Fund Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------
We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members or amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund class on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998 Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Fund paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1998:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Equity Index Fund                                                  .25%
--------------------------------------------------------------------------------

The Sub-Advisor
Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the Fund. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank. As of April 30, 1998, BGFA managed or provided investment advice for assets aggregating in excess of $575 billion. For its sub-advisory services, BGFA is entitled to receive from Wells Fargo Bank .02% of the Fund's assets up to $500 million and
 .01% of the Fund's assets in excess of $500 million. The Fund paid BGFA the following for sub-advisory services for the fiscal period ended March 31, 1998:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Equity Index Fund                                                  .06%
--------------------------------------------------------------------------------

34 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------

The Administrator
Wells Fargo Bank is the administrator of the Fund. Wells Fargo Bank is paid .03% of the Fund's assets for this service.

The Distributor and Co-Administrator
Stephens is the Fund's distributor and co-administrator. Stephens receives .04% of the Fund's assets for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund's shares.

Distribution Plan
We have adopted a distribution plan for the Class B Shares of the Fund. This plan is used to pay for distribution-related services, including on-going compensation to selling agents. The Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fee paid under this plan is .75%.

Shareholder Servicing Plan
We have Shareholder Servicing Plans for the Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services the Fund pays as follows:

--------------------------------------------------------------------------------
                                                              Class A  Class B
 Equity Index Fund                                              .25%    .25%
--------------------------------------------------------------------------------

                                      Stagecoach Equity Index Fund Prospectus 35

How to Read the Financial Highlights

--------------------------------------------------------------------------------

After the description of the Fund there is a chart showing important financial information about the Fund. The chart is called "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP with the exception of the Class A Calendar-Year Returns or as indicated. The financial statements are included in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for periods prior to January 1, 1992.

Here is an explanation of some terms that will help you read these charts. Net Asset Value (NAV)-- The net value of one share of a class of the Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions From Net Realized Gains."

Net Assets-- The value of the investments in the Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by the Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

36 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------
Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

                                      Stagecoach Equity Index Fund Prospectus 37

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Annual and Semi-Annual Report

A document that provides certain financial and other information for the most recent reporting period and the Fund's portfolio of investments.

Business Day

Any day the NYSE is open is a business day for the Fund.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund or portfolio, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies, and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Interest Rate Futures

The Agreements to buy or sell finance instruments or cash at a particular time and price based on movements in interest rate. Unlike Options, in which the holder may or may not execute the right, a futures contract must be fulfilled.

Interest Rate Swaps

Involve the exchange between parties of their respective commitments to pay or receive interest.

38 Stagecoach Equity Index Fund Prospectus

--------------------------------------------------------------------------------
Index Swaps

The exchange with another party of cash flows based on the performance of an index of securities or a portion of an index that usually includes dividends or income.

Liquidity

The ability to readily sell a security at its fair price.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 p.m. Pacific time.

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreements

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

                                      Stagecoach Equity Index Fund Prospectus 39

Glossary
--------------------------------------------------------------------------------

S&P 500 Index

An unmanaged index of stocks comprised of 500 companies, including industrial, financial, utility and transportation companies.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Stock Index Futures and Options on Stock Index Futures

A Stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

40 Stagecoach Equity Index Fund Prospectus
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

STAGECOACH FUNDS/TM/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

     ===========================================================================
     STAGECOACH FUNDS:
     ---------------------------------------------------------------------------

     . are NOT insured by the FDIC
     . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
     . involve investment risk, including possible loss of principal.
     ==========================================================================

[LOGO OF RECYCLED PAPER]                                    SC IX P (8/98)
Printed On Recycled Paper

                                                             August 1, 1998

                                                             STAGECOACH FUNDS(R)


Stagecoach
   Income Funds
Prospectus


Corporate                     Please read this Prospectus and keep it for future
Bond Fund                     reference. It is designed to provide you with
                              important information and to help you decide if a
Short-Intermediate            Fund's goals match your own.
U.S. Government
Income Fund

Strategic                     These securities have not been approved or
Income Fund                   disapproved by the U.S. Securities and Exchange
                              Commission ("SEC"), any state securities
U.S. Government               commission or any other regulatory authority, nor
Income Fund                   have any of these authorities passed upon the
                              accuracy or adequacy of this Prospectus. Any
Variable Rate                 representation to the contrary is a criminal
Government Fund               offense.

Class A, Class B and
Class C

                              Fund shares are NOT deposits or other obligations
Investment Advisor            of, or issued, endorsed or guaranteed by, Wells
and Administrator:            Fargo Bank, N.A. ("Wells Fargo Bank"), or any of
                              its affiliates. Fund shares are NOT insured or
Wells Fargo Bank              guaranteed by the U.S. Government, the Federal
                              Deposit Insurance Corporation ("FDIC"), the
Investment                    Federal Reserve Board or any other governmental
Sub-Advisor:                  agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN
                              RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
Wells Capital
Management

Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus

------------------------------------------------------------------------------
What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                      Important information you should look for:

--------------------------------------------------------------------------------
[LOGO OF              Investment Objective and Investment Policies
 ARROW]
                      What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------
[LOGO OF              Permitted Investments
 PERCENTAGE SIGN]
                      A summary of the Fund's key permitted investments and practices.

--------------------------------------------------------------------------------

[LOGO OF              Important Risk Factors
 EXCLAMATION POINT]
                      What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------
[LOGO OF              Additional Fund Facts
 ADDITION SIGN]
                      Provides additional information about the Fund.

--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. "The Statement of Additional Information" and other information for the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                              Key Information                                 4

                              Summary of Expenses                             6

--------------------------------------------------------------------------------

The Funds                     Corporate Bond Fund                            10

This section contains         Short-Intermediate U.S. Government
important information           Income Fund                                  12
about the individual
Funds.                        Strategic Income Fund                          16

                              U.S. Government Income Fund                    18

                              Variable Rate Government Fund                  24

                              General Investment Risks                       28

--------------------------------------------------------------------------------

Your Account                  A Choice of Share Classes                      35

Turn to this section for      Reduced Sales Charges                          38
information on how to
open and maintain             Your Account                                   41
your account, including
how to buy, sell and          How to Buy Shares                              43
exchange Fund shares.
                              Selling Shares                                 44

                              Exchanges                                      46

                              Additional Services and
                                Other Information                            47

--------------------------------------------------------------------------------

Reference                     Organization and Management
                                  of the Funds                                52

Look here for details on the
organization of the Funds     How to Read the Financial Highlights            57
and term definitions.
                              Glossary                                        59

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Income Funds

The Funds described in this Prospectus invest primarily in debt securities and seek to distribute monthly income and varying degrees of principal stability. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objectives, investment practices, permitted investments and risks carefully before investing in a Fund.

Should you consider investing in these Funds? Yes, if:

 . you are looking to add an income investment to your portfolio;

 . you are looking for monthly income;

 . you are looking for more stability of principal than equity funds typically provide; and

 . you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

 . you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose the money you invest;

 . you are unwilling to accept the risks of investing in the bond markets; or

 . you are looking for returns characteristic of equity investments.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Funds to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

4    Stagecoach Income Funds Prospectus

------------------------------------------------------------------------------
Key Terms

The term "debt securities" used in this Prospectus refers to a broad variety of fixed-income and variable-rate securities including bonds, bills, notes and mortgage-backed securities. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate, of Deposit or a Banker's Acceptance. The "Permitted Investments" for each Fund and "Investment Practices and Risks" table describe some of the particular instruments and securities used for each Fund.

Dividends

We pay dividends, if any, monthly, and distribute capital gains, if any, at least annually.

                                         Stagecoach Income Funds Prospectus    5

--------------------------------------------------------------------------------
Income Funds      Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
   SHAREHOLDER TRANSACTION EXPENSES
================================================================================
   These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.

--------------------------------------------------------------------------------

                                           Corporate Bond Fund     Short-Intermed.
                                                                    U.S. Govt. IF
                                   ------------------------------------------------------
                                         CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
-----------------------------------------------------------------------------------------
   Maximum sales charge on a purchase
   (as a percentage of offering price)    4.50%      None    None     3.00%     None
-----------------------------------------------------------------------------------------
   Maximum sales charge on reinvested
   dividends                              None       None    None     None      None
-----------------------------------------------------------------------------------------
   Maximum sales charge on a:
   Redemption during first year           None       5.00%   1.00%    None      5.00%
   Redemption after first year            None       4.00%   None     None      4.00%
-----------------------------------------------------------------------------------------
   Exchange fees                          None       None    None     None      None

=========================================================================================
ANNUAL FUND OPERATING EXPENSES (AS PERCENTAGE OF AVERAGE NET ASSETS)
=========================================================================================
   Expenses shown reflect contract amounts and amounts payable by each Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses"
   have been restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect fee waivers and reimbursements that generally may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National
   Association of Securities Dealers, Inc.
-----------------------------------------------------------------------------------------
                                           Corporate Bond Fund     Short-Intermed.
                                                                    U.S. Govt. IF
                                    -----------------------------------------------------
                                         CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
-----------------------------------------------------------------------------------------
   Rule 12b-1fee                          0.05%      0.75%   0.75%    0.05%     0.75%
-----------------------------------------------------------------------------------------
   Management fee
   (after waivers)                        0.50%      0.50%   0.50%    0.40%     0.40%
-----------------------------------------------------------------------------------------
   Other expenses
   (after waivers or reimbursements)      0.45%      0.50%   0.50%    0.51%     0.51%
-----------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
   (after waivers or reimbursements)      1.00%      1.75%   1.75%    0.96%     1.66%
-----------------------------------------------------------------------------------------
   Management fee
   (before waivers)                       0.50%      0.50%   0.50%    0.50%     0.50%
-----------------------------------------------------------------------------------------
   Other expenses
   (before waivers or reimbursements)     0.75%      0.75%   0.75%    0.76%     0.76%
-----------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
   (before waivers or reimbursements)     1.30%      2.00%   2.00%    1.31%     2.01%
-----------------------------------------------------------------------------------------

6  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
   SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                           Strategic Income      U.S. Government          Variable
                                                 Fund               Income               Rate Govt.
------------------------------------------------------------------------------------------------------
                                         CLASS A   CLASS B  CLASS C CLASS A CLASS B  CLASS C  CLASS A
   Maximum sales charge on a purchase
   (as a percentage of offering price)     4.50%     None     None    4.50%    None    None    3.00%
-----------------------------------------------------------------------------------------------------
   Maximum sales charge on reinvested
   dividends                               None      None     None    None     None    None    None
-----------------------------------------------------------------------------------------------------
   Maximum sales charge imposed on a:
     Redemption during first year          None      5.00%    1.00%   None     5.00%   1.00%   None
     Redemption after first year           None      4.00%    None    None     4.00%   None    None
-----------------------------------------------------------------------------------------------------
   Exchange fees                           None      None     None    None     None    None    None
=====================================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------
                                           Strategic Income      U.S. Government          Variable
                                                Fund                 Income              Rate Govt.
-----------------------------------------------------------------------------------------------------
                                         CLASS A   CLASS B  CLASS C CLASS A CLASS B  CLASS C  CLASS A
   Rule 12b-1fee                           0.05%     0.75%    0.75%   0.05%    0.70%   0.75%   0.25%
-----------------------------------------------------------------------------------------------------
   Management fee
   (after waivers)                         0.60%     0.60%    0.60%   0.50%    0.50%   0.50%   0.41%
-----------------------------------------------------------------------------------------------------
   Other expenses
   (after waivers or reimbursements)       0.45%     0.50%    0.50%   0.41%    0.46%   0.34%   0.12%
-----------------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
   (after waivers or reimbursements)       1.10%     1.85%    1.85%   0.96%    1.66%   1.66%   0.78%
-----------------------------------------------------------------------------------------------------
   Management fee
   (before waivers)                        0.60%     0.60%    0.60%   0.50%    0.50%   0.50%   0.50%
-----------------------------------------------------------------------------------------------------
   Other expenses
   (before waivers or reimbursements)      0.75%     0.75%    0.75%   0.41%    0.67%   1.81%   0.34%
-----------------------------------------------------------------------------------------------------
   TOTAL FUND OPERATING EXPENSES
   (before waivers or reimbursements)      1.40%     2.10%    2.10%   0.96%    1.87%   3.06%   1.09%
-----------------------------------------------------------------------------------------------------

                                            Stgaecoach Income Funds Prospectus 7

Income Funds               Summary of Expenses (continued)
--------------------------------------------------------------------------------

================================================================================
   EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================

   You would pay the following expenses on
   a $1,000 investment assuming a 5%                     Corporate Bond        Short-Intermed.
   annual return and that you redeem your                     Fund              U.S. Govt. IF
                                                  ---------------------------------------------------
   shares at the end of each period.                CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
-----------------------------------------------------------------------------------------------------
   1 YEAR                                           $55         $68      $28      $40      $67
-----------------------------------------------------------------------------------------------------
   3 YEARS                                          $75         $85      $55      $60      $82
-----------------------------------------------------------------------------------------------------
   5 YEARS                                          $98         $115     $95      $81      $110
-----------------------------------------------------------------------------------------------------
   10 YEARS                                         $162        $168     $206     $144     $161
=====================================================================================================
   EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
   EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
=====================================================================================================
   You would pay the following expenses on
   a $1,000 investment assuming a 5%                          Corporate Bond        Short-Intermed.
   annual return and that you do not redeem                        Fund              U.S. Govt. IF
                                                     ------------------------------------------------
   your shares at the end of each period.                CLASS A  CLASS B  CLASS C  CLASS A  CLASS B
-----------------------------------------------------------------------------------------------------
   1 YEAR                                                $55        $18      $18      $40      $17
-----------------------------------------------------------------------------------------------------
   3 YEARS                                               $75        $55      $55      $60      $52
-----------------------------------------------------------------------------------------------------
   5 YEARS                                               $98        $95      $95      $81      $90
-----------------------------------------------------------------------------------------------------
   10 YEARS                                              $162       $168     $206     $144    $161
-----------------------------------------------------------------------------------------------------

8 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

=====================================================================================================
   EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
   EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                       Strategic Income     U.S. Government    Variable
                                             Fund               Income        Rate Govt.
                                   ------------------------------------------------------------------
                                      CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C   CLASS A
-----------------------------------------------------------------------------------------------------
   1 YEAR                               $56      $69      $29      $54       $67      $27       $38
-----------------------------------------------------------------------------------------------------
   3 YEARS                              $78      $88      $58       74       $82      $52       $54
-----------------------------------------------------------------------------------------------------
   5 YEARS                              $103     $120     $100      $96      $110     $90       $72
-----------------------------------------------------------------------------------------------------
   10 YEARS                             $173     $179     $217      $158     $161     $197      $124

=====================================================================================================
   EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
   EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                          Strategic Income            U.S. Government       Variable
                                                 Fund                      Income          Rate Govt.
                                   ------------------------------------------------------------------
                                      CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C  CLASS A
-----------------------------------------------------------------------------------------------------
   1 YEAR                               $56       $19      $19      $54      $17      $17      $38
-----------------------------------------------------------------------------------------------------
   3 YEARS                              $78       $58      $58       $74     $52      $52      $54
-----------------------------------------------------------------------------------------------------
   5 YEARS                              $103      $100     $100      $96     $90      $90      $72
-----------------------------------------------------------------------------------------------------
   10 YEARS                             $173      $179     $217      $158    $161     $197     $124
-----------------------------------------------------------------------------------------------------

                                            Stagecoach Income Funds Prospectus 9

Corporate Bond Fund
--------------------------------------------------------------------------------

               Portfolio Managers:        Graham Allen (since 4/98)
                                          John Burgess (since 8/98)
                                          Jacqueline Flippin (since 4/98)
                                          Daniel Kokoska (since 8/98)
                                          Scott Smith (since 4/98)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The Corporate Bond Fund seeks a high level of current income consistent with prudent investment risk.

               Investment Policies

               We seek a high rate of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for portfolio securities of between 10 and 15 years. We also may invest in U.S. Government obligations.

--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               .  at least 65% of our total assets in corporate debt securities;

               .  in U.S. Government obligations;

               . no more than 25% of our total assets in debt securities that are below investment grade; and

               . no more than 25% of our total assets in securities of foreign issuers.

               We may temporarily hold assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments; either to maintain liquidity or for short-term purposes when we believe it is in the best interests of shareholders to do so.

10  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------
[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]

               You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below.They are both important to your investment choice.

               We may invest in securities regardless of their rating or in securities that are unrated, or in default at the time of purchase.

--------------------------------------------------------------------------------
[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          For information on Fund fees and expenses, see "Summary of
               Expenses" on page 6.

                                    Stagecoach Income Funds Prospectus 11

Short-Intermediate U.S. Government Income Fund

--------------------------------------------------------------------------------

               Portfolio Managers:       Madeleine Gish(since 7/96)
                                         Jeff Weaver (since 7/96)
--------------------------------------------------------------------------------
[LOGO OF       Investment Objective
ARROW]
               The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate term securities issued or guaranteed by the U.S.
               Government, its agencies and instrumentalities.

               Investment Policies

               We seek current income by actively managing a diversified
               portfolio consisting primarily of short- to intermediate-term
               U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.
--------------------------------------------------------------------------------
[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               . at least 65% of our total assets in U.S. Government obligations or repurchase agreements collateralized by U.S. Government obligations;

               . in investment grade corporate debt securities including asset-backed securities;

               . no more than 5% of our total assets in securities downgraded below investment grade after we acquired them;

               . up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and

               . in stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.

               We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

12  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------
[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]

               You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are equally important to your investment choice.

               Stripped Treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.

--------------------------------------------------------------------------------
[LOGO OF       Additional Fund Facts
ADDITION
SIGN           This Fund is also available in a Class B share. See "A Choice of
               Share Classes" on page 35 for details.

               For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                           Stagecoach Income Funds Prospectus 13

Short-Intermediate U.S. Government Income Fund

See "Historical Fund Information" on page 49.

----------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------
                                                                 CLASS A SHARES -- COMMENCED
                                                                 ON OCTOBER 27, 1993
                                                                 -----------------------------------
                                                                   MAR. 31,     MAR. 31     SEPT. 30
For the period ended                                                1998        1997/1/     1996/2/
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $9.64         $9.73      $10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.51          0.34        0.41
  Net realized and unrealized gain (loss) on investments             0.31         (0.09)      (0.27)
----------------------------------------------------------------------------------------------------
Total from investment operations                                     0.82          0.25        0.14
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.51)        (0.34)      (0.41)
  Distributions from net realized gain                               0.00          0.00        0.00
----------------------------------------------------------------------------------------------------
Total from distributions                                            (0.51)        (0.34)      (0.41)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.95         $9.64       $9.73
----------------------------------------------------------------------------------------------------
Total return (not annualized) (loss)                                 8.69%         2.57%       1.34%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                $29,694       $33,920     $37,465
----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            0.78%         0.71%       0.76%
  Ratio of net investment income to average net assets               5.19%         6.96%       5.60%
----------------------------------------------------------------------------------------------------
Portfolio turnover                                                     48%           52%        389%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                1.30%         1.12%       1.21%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                       4.67%         6.55%       5.15%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
CLASS A SHARE CALENDAR YEAR RETURNS                       1997      1996     1995        1994
----------------------------------------------------------------------------------------------------
Returns for other share classes may vary due
to different fees and expenses.  These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of future
performance.                                             7.57%      3.61%     12.67%     -1.42%
----------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.

14 Stagecoach Income Funds Prospectus

                          See "How to Read the Financial Highlights" on page 57.
--------------------------------------------------------------------------------

====================================================================================================
  FOR A SHARE OUTSTANDING
====================================================================================================
                                                            CLASS A SHARES -- COMMENCED
                                                            ON OCTOBER 27, 1993
                                                          ------------------------------------------
                                                              Dec. 31,      Dec. 31,      Dec. 31,
  FOR THE PERIOD ENDED:                                         1995          1994          1993
----------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                          $9.39         $9.99        $10.00
----------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                                 0.55          0.46          0.06
    Net realized and unrealized gain (loss) on investments       0.61         (0.60)        (0.01)
----------------------------------------------------------------------------------------------------
  Total from investment operations                               1.16         (0.14)         0.05
----------------------------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                        (0.55)        (0.46)        (0.06)
    Distributions from net realized gain                         0.00          0.00          0.00
----------------------------------------------------------------------------------------------------
  Total from distributions                                      (0.55)        (0.46)        (0.06)
----------------------------------------------------------------------------------------------------
  Net asset value, end of period                               $10.00         $9.39         $9.99
----------------------------------------------------------------------------------------------------
  Total return (not annualized) (loss)                          12.67%        (1.42)%        0.40%
----------------------------------------------------------------------------------------------------
  Ratios/supplemental data:
    Net assets, end of period (000s)                          $39,928       $11,602        $8,557
----------------------------------------------------------------------------------------------------
  Ratios to average net assets (annualized):
    Ratio of expenses to average net assets                      0.71%         0.25%         0.00%
    Ratio of net investment income to average net assets         5.64%         4.75%         3.49%
----------------------------------------------------------------------------------------------------
  Portfolio turnover                                              472%          288%          N/A
----------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to
    waived fees and reimbursed expenses                          1.67%         2.28%         2.45%
----------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets
    prior to waived fees and reimbursed expenses                 4.68%         2.72%         1.04%
----------------------------------------------------------------------------------------------------

                                        Stagecoach Income Funds Prospectus    15

Strategic Income Fund

--------------------------------------------------------------------------------

         PORTFOLIO MANAGERS:        Graham Allen (since 7/98)
                                    John Burgess (since 7/98)
                                    Jacqueline Flippin (since 7/98)
                                    Daniel Kokoszka (since 7/98)
                                    Paul Single (since 7/98)
                                    Scott Smith (since 7/98)
                                    Allen Wisniewski (since 7/98)
--------------------------------------------------------------------------------

[LOGO OF   Investment Objective
ARROW]

           The Strategic Income Fund seeks to maximize income while maintaining prospects for capital appreciation.

           Investment Policies

           We actively manage a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We shift assets between such debt and equity securities based on our assessment of the potential income available. We may buy debt securities that are below investment grade (sometimes referred to as "junk bonds"), as well as debt rated in the lower investment grade categories. Our equity focus will be on securities issued by companies in industries that tend to pay high ongoing dividends, such as utilities. We may buy preferred stock and other convertible securities, as well as common stock of any size company. Any capital appreciation will come primarily from the income-producing equity portion of the portfolio.

--------------------------------------------------------------------------------

[LOGO OF   Permitted Investments
PERCENTAGE
SIGN]

           Under normal market conditions, we invest:

           . at least 25% of our total assets in corporate and government bonds;

           . up to 60% of our total assets in a wide range of income-producing equity securities;

           . up to 50% of our total assets in debt securities that are below investment grade, including "high risk" securities;

           . no more than 25% of our total assets in securities of foreign issuers;

16   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

            We will generally invest in debt securities that are rated at least
            "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by the adviser to be of comparable quality. The average credit quality of this portion of the portfolio is expected to be "BB" as rated by
            S&P(TM).
--------------------------------------------------------------------------------
[LOGO OF    Important Risk Factors
EXCLAMATION
POINT]

            You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

            We may invest in debt securities that are in low or below investment grade categories, or are unrated or in default at the time of purchase. Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower rated debt securities may be less liquid and more difficult to value than higher rated securities.

            Stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------
[LOGO OF    Additional Fund Facts
ADDITION
SIGN]

            Scott Smith and Jacqueline Flippin are the managers of the income portion of the Fund, Allen Wisniewski is the manager of the income-producing equity portions of the Fund, and Graham Allen manages the international and below investment grade portions of the Fund. They jointly determine the Fund's asset allocation.

            For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                         Stagecoach Income Funds Prospectus   17

U.S. Government Income Fund
--------------------------------------------------------------------------------

         Portfolio Managers:        Scott Smith (since 12/97)
                                    Paul Single (since 5/95)
--------------------------------------------------------------------------------
[LOGO OF    Investment Objective
ARROW]
            The U.S. Government Income Fund seeks a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC.

            Investment Policies

            We actively manage a diversified portfolio of U.S. Government mortgage pass-through securities (including those issued by GNMA,
            FNMA and FHLMC), U.S. Treasury securities and repurchase agreements.
--------------------------------------------------------------------------------
[LOGO OF    Permitted Investments
PERCENTAGE
SIGN]       Under normal market conditions, we invest:

            . at least 65% of total Fund assets in mortgage pass-through securities; and

            . in Treasury securities and repurchase agreements collateralized by U.S. Government obligations.

            We may temporarily hold assets in cash or in money market
            instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------
[LOGO OF    Important Risk Factors
EXCLAMATION
POINT]

            You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are equally important to your investment choice.

            The U.S. Government guarantees the timely payment of interest and principal of GNMA and Treasury securities with its full faith and credit. FNMA and FHLMC securities, however, are guaranteed by the issuing agencies and not by the U.S. Government. There is no guarantee that the U.S. Government will support FNMA and FHLMC securities if they are unable to meet their obligations.

18   Stagecoach Income Funds Prospectus

________________________________________________________________________________

           The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.
--------------------------------------------------------------------------------

[LOGO OF   Additional Fund Facts
ADDITION
SIGN] Mortgage pass-through securities are residential home mortgages bundled together and sold as a single security. Mortgage payments are "passed through" the issuing agency to the security's holder as interest and principal payments.

           Prior to December 15, 1997, the Fund was known as the Ginnie Mae
           Fund.

           For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                        Stagecoach Income Funds Prospectus    19

     U.S. Government Income Fund/1/ Financial Highlights

     See "Historical Fund Information" on page 49.
___________________________________________________________________________________________________________________________________
     FOR SHARES OUTSTANDING
====================================================================================================================================
                                                  CLASS A SHARES -- COMMENCED
                                                  ON APRIL 7, 1988
                                                  ----------------------------------------------------------------------------------
                                                     Dec. 31,    Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,       Dec. 30,
     For Period Ended:                                 1997        1996          1995          1994         1993           1992
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period            $  10.65    $  11.34      $  10.16      $  11.44     $  11.11       $  11.54
------------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
        Net investment income (loss)                     0.64        0.66          0.73          0.74         0.78           0.83
        Net realized and unrealized gain
         (loss) on investments                           0.23       (0.69)         1.18         (1.28)        0.38          (0.15)
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                    0.87       (0.03)         1.91         (0.54)        1.16           0.68
------------------------------------------------------------------------------------------------------------------------------------
     Less distributions:
        Dividends from net investment income            (0.64)      (0.66)        (0.73)        (0.74)       (0.78)         (0.83)
        Distributions from net realized gain             0.00        0.00          0.00          0.00        (0.05)         (0.28)
------------------------------------------------------------------------------------------------------------------------------------
     Total from distributions:                          (0.64)      (0.66)        (0.73)        (0.74)       (0.83)         (1.12)
------------------------------------------------------------------------------------------------------------------------------------
        Net Asset Value, end of period               $  10.88    $  10.65      $  11.34      $  10.16     $  11.44       $  11.11
------------------------------------------------------------------------------------------------------------------------------------
     Total return/2/                                     8.73%      (0.11)%       19.32%        (4.81)%      10.67%          6.27%
------------------------------------------------------------------------------------------------------------------------------------
     Ratios/supplemental data:
        Net assets, end of period (000s)             $207,558    $ 77,239      $ 30,471      $ 35,838     $ 50,301       $ 40,883
------------------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets (annualized):
        Ratio of expenses to average net assets          0.88%       0.89%         0.88%         0.76%        0.53%          0.47%
        Ratios of net investment income to
         average net assets                              6.01%       6.07%         6.79%         6.84%        6.79%          6.26%
------------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover                                   306%        240%           95%           50%         115%           128%
------------------------------------------------------------------------------------------------------------------------------------
     Ratio of expenses to average net assets
        prior to waived fees and reimbursed              0.96%       1.24%         1.24%         1.08%        1.01%          1.31%
         expenses
------------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
         fees and reimbursed expenses
        average net assets prior to waived               5.93%       5.72%         6.44%         6.52%        6.31%          5.60%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
     CLASS A SHARE CALENDAR YEAR RETURNS                 1997        1996          1995        1994         1993           1992
====================================================================================================================================
     Returns for other share classes may vary due        8.73%       -0.11%        19.32%      -4.81%       10.67%          6.27%
     to different fees and expenses. These returns
     reflect fee waivers and reimbursements, do not
     reflect sales loads and are not a guarantee
     of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, and Stagecoach Fund.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

20 Stagecoach Income Funds Prospectus

                                                                              See "How to Read The Financial Highlights" on page 57.
------------------------------------------------------------------------------------------------------------------------------------
                                                     Dec. 30,    Dec. 30,      Dec. 30,      Dec. 30,
                                                       1991        1990          1989          1988
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of period            $  10.84    $  10.75      $  10.29      $  10.52
------------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
        Net investment income (loss)                     0.90        0.92          0.95          0.57
        Net realized and unrealized gain
         (loss) on investments                           0.95        0.11          0.53         (0.22)
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                    1.85        1.02          1.47          0.35
------------------------------------------------------------------------------------------------------------------------------------
     Less distributions:
        Dividends from net investment income            (0.90)      (0.94)        (0.95)        (0.57)
        Distributions from net realized gain            (0.24)       0.00         (0.06)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
     Total from distributions:                          (1.15)      (0.94)        (1.01)        (0.58)
------------------------------------------------------------------------------------------------------------------------------------
        Net Asset Value, end of period               $  11.54    $  10.84      $  10.75      $  10.29
------------------------------------------------------------------------------------------------------------------------------------
     Total return/2/                                    18.08%      10.17%        14.82%         3.24%
------------------------------------------------------------------------------------------------------------------------------------
     Ratios/supplemental data:
        Net assets, end of period (000s)             $ 20,457    $ 11,116      $  4,238      $  3,264
------------------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets (annualized):
        Ratio of expenses to average net assets          0.00%       0.07%         0.54%         0.29%
        Ratios of net investment income to
         average net assets                              8.30%       8.65%         8.89%         7.88%
------------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover                                   100%          4%           11%          N/A
------------------------------------------------------------------------------------------------------------------------------------
     Ratio of expenses to average net assets
        prior to waived fees and reimbursed                1.87%     2.72%         4.45%         7.31%
         expenses
------------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
        average net assets prior to waived fees            6.43%     6.00%          N/A           N/A
        and reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------
========================================================================================
     CLASS A SHARE CALENDAR YEAR RETURNS               1991        1990          1989
========================================================================================
     Returns for other share classes may vary due         18.08%    10.17%        14.82%
     to different fees and expenses. These returns
     reflect fee waivers and reimbursements, do not
     reflect sales loads and are not a guarantee
     of future performance.
----------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, and Stagecoach Fund.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

                                         Stagecoach Income Funds Prospectus   21

U. S. Government Income Fund/1/                                                                              Financial Highlights

See "Historical Fund Information" on page 49.                              See "How to Read the Financial Highlights" on page 57.
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
     FOR SHARES OUTSTANDING
=================================================================================================================================
                                                       CLASS B SHARES              CLASS C SHARES -- COMMENCED
                                                       COMMENCED ON                ON JULY 1, 1993/1/
                                                       DECEMBER 15,
                                                       1997
                                                       --------------------------------------------------------------------------
     For the period ended:                               Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,     Dec. 30,     Dec. 30,
                                                           1997         1997         1996        1995         1994         1993
                                                       --------------------------------------------------------------------------
     Net asset value, beginning of period                $ 10.72      $ 10.49      $ 11.17     $ 10.01      $ 11.26      $ 11.37
---------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
        Net investment income (loss)                       0.03          0.55          0.58       0.64          0.65        0.32
        Net realized and unrealized gain
         (loss) on investments                            (0.02)         0.22         (0.68)      1.16         (1.25)      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                      0.01          0.77         (0.10)      1.80         (0.60)       0.26
---------------------------------------------------------------------------------------------------------------------------------
     Less distributions:
        Dividends from net investment income              (0.03)        (0.55)        (0.58)     (0.64)        (0.65)      (0.32)
        Distributions from net realized gain               0.00          0.00          0.00       0.00          0.00       (0.05)
---------------------------------------------------------------------------------------------------------------------------------
     Total from distributions:                            (0.03)        (0.55)        (0.58)     (0.64)        (0.65)      (0.37)
---------------------------------------------------------------------------------------------------------------------------------
        Net asset value, end of period                  $ 10.70       $ 10.71       $ 10.49    $ 11.17       $ 10.01     $ 11.26
---------------------------------------------------------------------------------------------------------------------------------
     Total return/2/                                       0.08%         7.56%        (0.79)%    18.54%        (5.45)%      2.25%
---------------------------------------------------------------------------------------------------------------------------------
     Ratios/supplemental data:
        Net assets, end of period (000s)                $26,401       $ 1,772       $ 2,290    $ 2,793       $ 3,722     $ 9,594
---------------------------------------------------------------------------------------------------------------------------------
     Ratios to average net assets (annualized)
        Ratio of expenses to average net assets            1.58%         1.62%         1.62%      1.62%         1.37%       0.90%
        Ratio of net investment income to
         average net assets                                5.75%         5.27%         5.50%      6.07%         6.14%       5.90%
---------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover                                     306%          306%          240%        95%           50%        115%
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of expenses to average net assets
        prior to waived fees and reimbursed                1.87%         3.06%         3.39%      2.29%         1.87%       2.03%
        expenses
---------------------------------------------------------------------------------------------------------------------------------
     Ratio of net investment income to
       average net assets prior to waived                  5.46%         3.83%         3.73%      5.40%         5.64%       4.77%
       fees and reimbursed expenses
---------------------------------------------------------------------------------------------------------------------------------

/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds and Stagecoach Funds.
/2/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.


22 Stagecoach Income Funds Prospectus

THIS PAGE INTENTIONALLY LEFT BLANK
_____________________________________________



                    Stagecoach Income Funds Prospectus   23

Variable Rate Government Fund

--------------------------------------------------------------------------------
                         Portfolio Managers:           Paul Single (since 11/90)
                                                       Scott Smith (since 10/93)
--------------------------------------------------------------------------------
[LOGO OF                 Investment Objective
 ARROW]
                         The Variable Rate Government Fund seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S.
                         Government, its agencies and instrumentalities.

                         Investment Policies

                         We actively manage a diversified portfolio primarily of adjustable rate mortgage securities, also known as "ARMS". We invest in obligations of any maturity, but under ordinary conditions we will maintain a dollar-weighted average maturity of between 10 to 30 years. In unusual circumstances, the dollar-weighted average maturity may be below 10 years. We also may invest in U.S. Treasury securities with remaining maturities of up to 5 years.

--------------------------------------------------------------------------------

[LOGO OF                 Permitted Investments
 PERCENTAGE
 SIGN]                   Under normal market conditions, we invest:

                         . at least 65% of our total assets in ARMS issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                         . in adjustable rate portions of collarteralized mortgage obligations ("CMOs") issued by U.S. Government agencies and CMO's rated "AAA" by S & P, or "Aaa" by Moody's; and

                         . no more than 5% of our assets in securities purchased on a "when-issued" basis.

                         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

24   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------
[LOGO OF                 IMPORTANT RISK FACTORS
 EXCLAMATION
 POINT]

                         You should consider both the General Investment Risks beginning on page 28 and the specific risks listed below. They are equally important to your investment choice.

                         The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

--------------------------------------------------------------------------------

[LOGO OF                 ADDITIONAL FUND FACTS
 ADDITION                Adjustable rate mortgages ("ARMs") have interest rates
 SIGN]                   tied to an index, such as U.S. Treasury bill rates or
                         the federal funds target rate, so that payments may be periodically reset according to changes in the index.
                         Individual ARMs are bundled together and sold as securities. Unlike conventional debt securities, which typically make semi-annual interest payments and repay principal at maturity, ARMs provide a monthly payment of a pro-rated share of both interest payments and payments and pre-payments of principal. Since ARMs adjust to interest rate changes, they may be less sensitive to interest rate changes than their weighted-average maturity might suggest.

                         For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



                                         Stagecoach Income Funds Prospectus   25

  Variable Rate Government Fund                                                                                 Financial Highlights

  See "Historical Fund Information" on page 49.                               See "How to Read the Financial Highlights" on page 57
------------------------------------------------------------------------------------------------------------------------------------

  ==================================================================================================================================

  FOR SHARES OUTSTANDING
  ==================================================================================================================================
                                        CLASS A SHARES -- COMMENCED
                                        ON NOVEMBER 1, 1990
                                      ----------------------------------------------------------------------------------------------

                                         Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,     Dec. 31,     Dec. 30,     Dec. 30,   Dec. 30,
For Period Ended:                          1997       1996       1995       1994         1993         1992         1991       1990
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   9.25   $   9.35   $   9.19   $     9.99   $     9.95   $    10.13   $  10.12   $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                0.51       0.50       0.53         0.43         0.44         0.59       0.78      0.08
 Net realized and unrealized gain
 (loss) on investments                      (0.02)     (0.10)      0.16        (0.80)        0.04        (0.18)      0.01      0.12
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             0.49       0.40       0.69        (0.37)        0.48         0.41       0.79      0.20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income       (0.51)     (0.46)     (0.53)       (0.43)       (0.44)       (0.59)     (0.78)    (0.08)
 Distributions from net realized gain        0.00      (0.04)      0.00         0.00         0.00         0.00       0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                   (0.51)     (0.50)     (0.53)       (0.43)       (0.44)       (0.59)     (0.78)    (0.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period          $   9.23   $   9.25   $   9.35   $     9.19   $     9.99   $     9.95   $  10.13   $ 10.12
------------------------------------------------------------------------------------------------------------------------------------
Total return/1/                              5.43%      4.41%      7.69%       (3.81)%       4.87%        4.23%      8.60%     2.75%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (000s)        $227,353   $393,948   $653,897   $1,215,546   $1,949,013   $2,559,363   $566,840   $ 6,858
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
 Ratios of expenses to average net
  assets                                     0.81%      0.88%      0.84%        0.79%        0.76%        0.75%      0.50%     0.00%
 Ratio of net investment income to
 average net assets                          5.55%      5.36%      5.71%        4.40%        4.37%        5.62%      7.36%     4.93%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             92%       277%       317%         164%         201%         197%       250%      N/A
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets prior to waived fees and reimbursed
  expenses                                   1.09%      0.98%      0.96%        0.94%        0.95%        0.94%      1.08%     5.48%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets prior to waived
  fees and reimbursed expenses               5.27%      5.26%      5.59%        4.25%        4.18%        5.43%      6.78%   (0.55)%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CLASS A SHARE CALENDAR RETURNS               1997       1996       1995       1994         1993         1992         1991
====================================================================================================================================
Returns for other share classes              5.43%      4.41%      7.69%       -3.81%        4.87%        4.23%      8.60%
may vary due to different fees and
expenses. These returns reflect fee
waivers and reimbursements, do not
reflect sales loads and are not a
guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ Total returns do not include any sales charges. Total returns for periods less than one year are not annualized.

26                          Stagecoach Income Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risks tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to certain services for a Fund, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

 . The Funds' debt instruments are also subject to interest rate risk. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Each Fund may continue to hold debt instruments that cease to be rated by a nationally recognized ratings organization or whose rating falls below the levels permitted for such

28 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

   Fund, provided Wells Fargo Bank deems the securities to be of comparable quality to rated or higher-rated securities. Unrated or downgraded securities may be more susceptible to interest rate and credit risk than rated or higher-rated securities.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

 .  The Funds also invest a portion of their assets in GNMAs, FNMAs and FHLMCs.
   Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

 . The Funds may enter into forward currency exchange contracts ("forward contracts") to try to reduce currency exchange risks to the Funds from foreign securities investments. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivative may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

 . The market value of lower rated, fixed-income securities and unrated securities of comparable quality tends to reflect individual developments

                                           Stagecoach Income Funds Prospectus 29

General Investment Risks
--------------------------------------------------------------------------------

   affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. Even securities rated "BBB" by S&P or by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

 . The Strategic Income Fund invests in income-producing equity securities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 .  The Strategic Income Fund may invest in smaller companies, foreign companies
   (including investments made through American Depositary Receipts and similar instruments), and in emerging markets that are subject to additional risks, including less liquidity and greater volatility. The Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

30 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment Risk-- The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

                                           Stagecoach Income Funds Prospectus 31

--------------------------------------------------------------------------------

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risks-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

32 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

 Investment Practice/Risk

 The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each.

 The Investment Objectives described for the other Funds are fundamental and cannot be changed without approval by vote of a majority of shareholders.

 Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees. In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

 Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its investment objective.

                                           Stagecoach Income Funds Prospectus 33

                                                                                               CORPO-  SHORT    STRAT-  U.S.   VARI-
                                                                                               RATE    INTERM-  EGIC    GOVT   ABLE
                                                                                               BOND    EDIATE   INCOME  INCOME RATE
------------------------------------------------------------------------------------------------------------------------------------
     INVESTMENT PRACTICE                                                  RISKS
------------------------------------------------------------------------------------------------------------------------------------
     FLOATING AND VARIABLE RATE DEBT
     Instruments with interest rates that are adjusted either on a        Interest Rate and    .       .       .        .      .
     schedule or when an index or benchmark changes.                      Credit Risk
------------------------------------------------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENTS
     A transaction in which the seller of a security agrees to buy        Credit and           .       .       .        .      .
     back a security at an agreed upon time and price usually with        Counter-Party Risk
     interest.
------------------------------------------------------------------------------------------------------------------------------------
     OTHER MUTUAL FUNDS
     The temporary investment in shares of another mutual fund.           Market Risk          .       .       .        .      .
     A pro rata portion of the other fund's expenses, in addition to the expenses paid by the Funds, will be borne by Fund
     shareholders.
------------------------------------------------------------------------------------------------------------------------------------
     STRIPPED OBLIGATIONS
     Securities that give ownership to either future payments of          Interest Rate Risk   .       .       .        .
     interest or a future payment of principal, but not both.
     These securities tend to have greater interest rate sensitivity that conventional debt obligations. Each Fund may invest up to 20% of assets in interest only or principal only obligations, or a combination thereof.
------------------------------------------------------------------------------------------------------------------------------------
     ILLIQUID SECURITIES
     A security that cannot be readily sold, or cannot be readily sold    Liquidity Risk       .       .       .        .      .
     without negatively affecting its fair price. Limited to 10% of assets for the Variable Rate Government Fund and 15% of assets for all other Funds.
------------------------------------------------------------------------------------------------------------------------------------
     LOANS OF PORTFOLIO SECURITIES
     The practice of loaning securities to brokers, dealers and           Credit, Leverage and .       .       .        .      .
     financial institutions to increase return on those securities.       Counter-Party Risks
     Loans may be made in accordance with existing investment policies.
     (Loans may not exceed 33 1/3%.)
------------------------------------------------------------------------------------------------------------------------------------
     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND
     DELAYED DELIVERY TRANSACTIONS                                        Interest Rate,       .       .       .        .      .
     Securities bought or sold for delivery at a later date or bought     Leverage, Credit and
     or sold for a fixed price at a fixed date.                           Experience Risk
------------------------------------------------------------------------------------------------------------------------------------
     BORROWING POLICIES
     The ability to borrow an equivalent of 10% (20% for the US           Leverage Risk        .       .       .        .      .
     Government Income Fund) of total assets from banks for
     temporary purposes to meet shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------
     ASSET-BACKED SECURITIES
     Securities consisting of an undivided fractional interests in pools  Interest Rate Credit .       .       .        .      .
     of consumer loans, such as car loans or credit card debt, or         and Experience Risk
     receivables held in trust.
------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SECURITIES
     Securities issued by a non-U.S. company or debt of a foreign         Information,         .       .       .
     government in the form of an American Depositary Receipt or          Political, Regulatory, Diplomatic
     similar instrument. Limited to 25% of assets.                        Liquidity and Currency Risk
------------------------------------------------------------------------------------------------------------------------------------
     HIGH YIELD SECURITIES
     Fixed-income securities of lower quality that produce generally      Interest Rate and    .               .
     higher rates of return. Those securities tend to be more sensitive   Credit Risk
     to economic conditions and during sustained periods of rising
     Interest rates, may experience interest and/or principal defaults.
------------------------------------------------------------------------------------------------------------------------------------
     LOAN PARTICIPATIONS
     Debt obligations that represent a portion of a larger loan made by   Credit Risk          .               .
     a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower's credit problems. Limited to 5% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
     PRIVATELY ISSUED SECURITIES
     Securities that are not publicly traded but which may be resold      Liquidity Risk       .               .
     in accordance with Rule 144A of the Securities Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

 .    CLASS A SHARES - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

 .    CLASS B SHARES - with a contingent deferred sales charge ("CDSC") that diminishes over time, and higher on-going expenses than Class A shares.

 .    CLASS C SHARES - with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares. The Variable Rate Government Fund is not available in Class B shares.

Class C shares are available for the Corporate Bond, Strategic Income and U.S. Government Income Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following sales charge schedule before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

                                      Statecoach Income Funds Prospectus      35

A Choice of Share Classes
-------------------------------------------------------------------------------

====================================================================================================================================
     CLASS A SHARES FOR THE CORPORATE BOND, STRATEGIC INCOME AND U.S. GOVERNMENT INCOME FUNDS HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:
====================================================================================================================================
          AMOUNT                 FRONT-END SALES CHARGE AS          FRONT-END SALES CHARGE AS          DEALER ALLOWANCE AS %
       OF PURCHASE               % OF PUBLIC OFFERING PRICE         % OF NET AMOUNT INVESTED           OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
       Less than $50,000                  4.50%                               4.71%                              4.00%
------------------------------------------------------------------------------------------------------------------------------------
       $50,000 to $99,999                 4.00%                               4.17%                              3.55%
------------------------------------------------------------------------------------------------------------------------------------
       $100,000 to $249,999               3.50%                               3.63%                              3.125%
------------------------------------------------------------------------------------------------------------------------------------
       $250,000 to $499,999               2.50%                               2.56%                              2.00%
------------------------------------------------------------------------------------------------------------------------------------
       $500,000 to $999,999               2.00%                               2.04%                              1.75%
------------------------------------------------------------------------------------------------------------------------------------
       $1,000,000 and over/1/             0.00%                               0.00%                              1.00%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
     CLASS A SHARES FOR THE SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME, AND VARIABLE RATE GOVERNMENT FUNDS HAVE THE FOLLOWING SALES
     CHARGE SCHEDULE:
====================================================================================================================================
          AMOUNT                 FRONT-END SALES CHARGE AS          FRONT-END SALES CHARGE AS          DEALER ALLOWANCE AS %
       OF PURCHASE               % OF PUBLIC OFFERING PRICE         % OF NET AMOUNT INVESTED           OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
       Less than $100,000                 3.00%                               3.09%                               2.65%
------------------------------------------------------------------------------------------------------------------------------------
       $100,000 to $249,999               2.25%                               2.30%                               2.00%
------------------------------------------------------------------------------------------------------------------------------------
       $250,000 to $499,999               1.50%                               1.52%                               1.30%
------------------------------------------------------------------------------------------------------------------------------------
       $500,000 to $999,999               0.60%                               0.60%                               0.50%
------------------------------------------------------------------------------------------------------------------------------------
       $1,000,000 and over/1/             0.00%                               0.00%                               0.25%
------------------------------------------------------------------------------------------------------------------------------------

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

36   Stagecoach Income Funds Prospectus

________________________________________________________________________________

CLASS B SHARE CDSC SCHEDULE

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC
schedule is as follows:

==========================================================================================
 CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
==========================================================================================
 REDEMPTION WITHIN:      1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
------------------------------------------------------------------------------------------
 CDSC                    5.00%     4.00%     4.00%     3.00%     2.00%     1.00%
------------------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the Class B shares are converted to Class A shares to reduce your future on-going expenses.

CLASS C SHARE CDSC SCHEDULE

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

                                      Stagecoach Income Funds Prospectus      37

REDUCED SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

CLASS A SHARE REDUCTIONS:

 .    You pay no sales charges on Fund shares you buy with reinvested distributions.

 .    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

 .    By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 .    RIGHTS OF ACCUMULATION (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

 .    If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

 .    You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

38   Stagecoach Income Funds Prospectus

________________________________________________________________________________

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 .    a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

 .    a trustee or fiduciary purchasing for a single fiduciary relationship; or

 .    the members of a "qualified group" which consists of a "Company" (as defined in the Investment Company Act of 1940 ("1940 Act"), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

     HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

     If you plan to invest, for example, $100,000 in the Corporate Bond Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!

CLASS B AND CLASS C SHARE CDSC REDUCTIONS

 .    You pay no CDSC on Funds shares you purchase with reinvested distributions.

 .    We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

 .    We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

 .    We waive the CDSC for redemptions made at the direction of Stagecoach
     Funds, in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

 .    We waive the Class C share CDSC for certain types of accounts.

WAIVERS FOR CERTAIN PARTIES

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

 .    CURRENT AND RETIRED EMPLOYEES, directors and officers of:

     .   Stagecoach Funds and its affiliates;

                                        Stagecoach Income Funds Prospectus    39

REDUCED SALES CHARGES
--------------------------------------------------------------------------------

   .     Wells Fargo Bank and its affiliates;

   .     Stephens Inc. and its affiliates; and

   .     Broker-Dealers who act as selling agents.

 . The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions governing that account. These directions may supersede the terms and conditions discussed here.

Class B shares you purchased prior to March 3, 1997, are subject to a CDSC if they are redeemed within four years of purchase. The CDSC schedule for these shares is below:

------------------------------------------------------------------------------------
 REDEMPTION         1 YEAR    2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS
------------------------------------------------------------------------------------
 CDSC               2.00%     2.00%     1.00%     1.00%     0.00%     0.00%
------------------------------------------------------------------------------------

The above schedule does not apply for any new shares purchased.

If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional shares of the newly purchased Fund will age at the higher CDSC schedule.

40   Stagecoach Income Funds Prospectus

Your Account

--------------------------------------------------------------------------------
This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .    $1,000 per Fund minimum initial investment, or

 .    $100 per Fund minimum initial investment if you use the AutoSaver option.

 .    $100 per Fund for all investments after your first.

 .    We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

 .    Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.

 .    We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM (Pacific time. )Any request we receive in proper form before the close of regular trading on the NYSE is processed the same day. Requests we receive after the close are processed the next business day.


 .    As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 .    We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current


                                           Stagecoach Income Funds Prospectus 41

Your Account

--------------------------------------------------------------------------------

     market prices. See the Statement of Additional Information for further disclosure.

 .    We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

 .    You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.


 .    Once an account has been opened, you can add additional Funds under the same registration without completing a new application.

 .    We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.

42 Stagecoach Income Funds Prospectus

-------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
 BY MAIL
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.
------------------------------------------------       Mail to:
 Enclose a check for at lease $1,000 made out          Stagecoach Funds
 in the full name and share class of the Fund.         PO Box 7066
 For example, "Stagecoach Corporate Bond               San Francisco, CA
 Fund, Class B".                                       94120-9201
------------------------------------------------
 You may start your account with $100 if you
 elect the AutoSaver option on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.           Mail to:
 Be sure to write your account number on the           Stagecoach Funds
 check as well.                                        PO Box 7066
------------------------------------------------       San Francisco, CA
 Enclose the payment stub/card from your               94120-9201
 statement if available.
--------------------------------------------------------------------------------

================================================================================
 BY WIRE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 If you do not currently have an account,
 complete a Stagecoach Funds application.              Mail to:
 you must wire at least $1,000.  Be sure to            Stagecoach Funds
 indicate the Fund name and the share class            PO Box 7066
 into which you intend to invest.                      San Francisco, CA
------------------------------------------------       94120-9201
 Mail the completed application.                       Fax to: 1-415-546-0280
------------------------------------------------
 You may also fax the completed application
 (with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Instruct your wiring bank to transmit            Wire to:
 at least $100 according to the                   Wells Fargo Bank, N.A.
 instructions given to the right. Be             San Francisco, California
 sure to have the wiring bank include
 your current account number and the              Bank Routing Number:
 name your account is registered in.              121000248
-----------------------------------------------
                                                  Wire Purchase Account Number:
                                                  4068-000587

                                                  Attention:
                                                  Stagecoach Funds (Name of Fund
                                                  and Share Class)

                                                  Account Name:
                                                  (Registration Name Indicated
                                                  on Application)
                                              ----------------------------------

                                           Stagecoach Income Funds Prospectus 43

Your Account
--------------------------------------------------------------------------------

================================================================================
     BY PHONE
================================================================================
     IF YOU ARE BUYING SHARES FOR THE FIRST ITME:
--------------------------------------------------------------------------------
     You can only make your first purchase
     of a Fund by phone if you already have
     an existing Stagecoach Account.
---------------------------------------------------
     Call Investor Services and instruct the
     representative to either:
     .    transfer at least $1,000 from a linked         Call:
          settlement account, or                         1-800-222-8222
     .    exchange at least $1,000 worth of shares
          from an existing Stagecoach Fund.
          Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
     Call Investor Services and instruct the
     representative to either:
     .    transfer at least $100 from a linked           Call:
          settlement account, or                         1-800-222-8222
     .    exchange at least $100 worth of shares
          from another Stagecoach Fund.
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or by telephone. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
     BY MAIL
================================================================================
     Write a letter stating your account
     registration, your account number, the
     Fund you wish to redeem and the dollar
     amount ($100 or more) of the redemption you
     wish to receive (or write "Full Redemption").
---------------------------------------------------
     Make sure all the account owners sign
     the request.
---------------------------------------------------
     You may request that redemption proceeds be         Mail to:
     sent to you by check, by ACH transfer into a        Stagecoach Funds
     bank account, or by wire ($5,000 minimum).          PO Box 7066
     Please call Investor Services regarding             San Francisco, CA
     requirements for linking bank accounts or for       94120-9201
     wiring funds. We reserve the right to charge
     a fee for wiring funds although it is not
     currently our practice to do so.
---------------------------------------------------
     Signature Guarantees are required for mailed
     redemption requests over $5,000. You can get
     a signature guarantee at financial
     institutions such as a bank or brokerage
     house. We do not accept notarized signatures.
--------------------------------------------------------------------------------

44   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Taxpayer
Identification Number.
-----------------------------------------------------------------
Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
-----------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum).  Please call Investor Services regarding requirements for linking bank accounts or for wiring funds.  We reserve the right to charge a fee for wiring funds although it is not
currently our practice to do so.
----------------------------------------------------------------- CALL
Telephone privileges are automatically made available to you      1-800-222-8222
unless you specifically decline them on your application or
subsequently in writing.
-----------------------------------------------------------------
Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who
provides reasonable confirmation of their identity, such as
providing the Taxpayer Identification Number on the account.  We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------

Telephone requests are not accepted if the address on your account was changed by phone in the last 15 days.
--------------------------------------------------------------------------------

================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================
We process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the NYSE are processed on the same business day.
--------------------------------------------------------------------------------

We determine the NAV each day as of the close of regular trading on the NYSE, which is generally 1:00 P.M. (Pacific time).
--------------------------------------------------------------------------------
Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check or AutoSaver have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

                                          Stagecoach Income Funds Prospectus  45

Exchanges

--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

 .  Exchanges between Class B shares, between Class C shares or between either
   Class B or Class C shares and a Stagecoach money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may make exchanges between like share classes. You may also exchange from Class A, B or C shares and non-institutional shares to a non-institutional money market fund.

46   Stagecoach Income Funds Prospectus

Additional Services and Other Information

--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . Autosaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the 25th day of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

 .  must have a Fund account valued at $10,000 or more;

 .  must have distributions reinvested; and

 .  may not simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

 . Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 .  Fund Purchase Plan - Uses your distributions to buy shares at NAV of another
   Stagecoach Fund of the same share class or a money market fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.


                                          Stagecoach Income Funds Prospectus  47

Additional Services and Other Information

--------------------------------------------------------------------------------

 . Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

 . Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

   Two Things to Keep In Mind About Distributions

   Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions . These are taxable to you as ordinary income. A portion of such dividends may be excluded by corporate shareholders when determining their federal taxable income.

We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

In general, all distributions will be taxable to you when paid even if they are paid in additional Fund shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

48  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

If you buy shares of a Fund shortly before it distributes its annual gains, your distributions from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will also be subject to back-up withholding taxes.

Historical Fund Information:

U.S. Government Income Fund-- Commenced operations on April 7, 1988, as the U.S. Government Income Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as the U.S. Government Income Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown are for the Class A and D shares of the Overland Fund. The Overland Fund did not offer Class B shares. The Financial Highlights for the Class B shares reflect prior performance of the Stagecoach Class B shares and are no longer part of the Fund's formal financial statements.

Variable Rate Government Fund-- Commenced operations on November 1, 1990, as the Variable Rate Government Fund of Overland another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. The Fund's manager has voluntarily waived or reimbursed expenses to the Funds; without these reductions, the Fund's performance would have been lower.

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank

                                          Stagecoach Income Funds Prospectus  49

Additional Services and Other Information

--------------------------------------------------------------------------------

has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares-- We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees-- Stephens as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund. Stephens may, from time to time pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

50 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

                                           Stagecoach Income Funds Prospectus 51

Organization and Management of the Funds

--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each of the Funds.

About Stagecoach

Each Fund is one over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

===============================================================================================================
                                            SHAREHOLDERS
===============================================================================================================

===============================================================================================================
                              FINANCIAL SERVICES FIRMS AND SELLING AGENTS
===============================================================================================================

                 Advise current and prospective shareholders on their Fund Investments
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                                                     TRANSFER AND
DISTRIBUTOR &                                     DIVIDEND DISBURSING           SHAREHOLDER
CO-ADMINISTRATOR         ADMINISTRATOR                  AGENT                 SERVICING AGENTS
===============================================================================================================
Stephens Inc.            Wells Fargo Bank         Wells Fargo Bank              Various Agents
111 Center St.           525 Market St.           525 Market St.
Little Rock, AR          San Francisco, CA        San Francisco, CA

Markets the Funds,       Manages the Funds'       Maintains records of          Provide services
distributes shares and   business activities      shares and supervises         to customers
manages the Funds'                                the paying of dividends
business activities
---------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                        INVESTMENT SUB-ADVISOR
===============================================================================================================

                     Wells Capital Management, 525 Market St., San Francisco, CA
                              Manages the Funds' Investment activities
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
               INVESTMENT ADVISOR                                     CUSTODIAN
===============================================================================================================
Wells Fargo Bank, 525 Market St., San Francisco, CA         Wells Fargo Bank, 525 Market St., San Francisco, CA
Manages the Funds' investment activities                    Provides safekeeping for the Funds' assets
---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                                           BOARD OF DIRECTORS
===============================================================================================================
                                   Supervises the Funds' activities
===============================================================================================================

52   Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

--------------------------------------------------------------------------------
  Corporate Bond Fund                                                       .50%
--------------------------------------------------------------------------------
  Short- Intermediate U.S Government Income                                 .40%
--------------------------------------------------------------------------------
  Strategic Income Fund                                                     .60%
--------------------------------------------------------------------------------
  U.S. Government Income Fund                                               .50%
--------------------------------------------------------------------------------
  Variable Rate Government                                                  .41%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A., is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank N.A. .15% of each Fund's assets up to the first $400 million,
 .125% of the next $400 million in assets, and .10% of all assets over $800 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Funds to Wells Fargo Bank.

                                    Stagecoach Income Funds Prospectus  53

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Administrator

Wells Fargo Bank is the administrator of the Funds.  Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.

Distribution Plan

We have adopted distribution plans for the Funds. For Class A shares of the Short-Intermediate U.S. Government Income and U.S. Government Income Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of the Variable Rate Government Fund and the Class B shares of the Funds, these plans are used to pay for distribution-related services including ongoing compensation to Selling Agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Corporate Bond Fund                                    .05%     .75%       .75%
--------------------------------------------------------------------------------
Short-intermediate U.S. Government Income              .05%     .75%       N/A
--------------------------------------------------------------------------------
Strategic Income Fund                                  .05%     .75%       .75%
--------------------------------------------------------------------------------
U.S. Government Income Fund                            .05%     .70%       .75%
--------------------------------------------------------------------------------
Variable Rate Government                               .25%     N/A        N/A
--------------------------------------------------------------------------------

54 Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------
Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------
                                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Corporate Bond Fund                                  .25%      .25%       .25%
--------------------------------------------------------------------------------
Short-Intermediate U.S. Government Income            .30%      .25%        N/A
--------------------------------------------------------------------------------
Strategic Income Fund                                .25%      .25%       .25%
--------------------------------------------------------------------------------
U.S. Government Income Fund                          .30%      .30%       .25%
--------------------------------------------------------------------------------
Variable Rate Government                             .25%       N/A        N/A
--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Madeleine Gish, CFA
   With Wells Fargo since 1989.

 .  Paul Single
   With Wells Fargo since 1988.

 .  Scott Smith, CFA
   With Wells Fargo since 1988.

 .  Jeff Weaver

   With Wells Fargo since 1994.

   With Bankers Trust Company in New York since 1991.

                                           Stagecoach Income Funds Prospectus 55

Organization and Management of the Funds
--------------------------------------------------------------------------------

 .  Graham Allen

   Joined Wells Fargo in January, 1998. Worked for Bradford & Marzec, Inc. as an International Portfolio Manager from August, 1988, to January, 1998, and worked for Heron Financial Corp. as a High Yield Portfolio Manager from June, 1985, to August, 1988.

 .  John (Jack) Burgess

   Joined Wells Fargo in April 1998. Worked at an independent financial advisor practice in Los Angeles from 1995 to 1998. Prior to that, he worked for Aurora National Life Assurance; and associated companies Executive Life Insurance Co and Sallis Advisors, Inc. where he managed both equity and fixed income investments from 1988 to 1995. Jack has also held investment management or analysis positions at Bradford & Marzec, Inc., Massachusetts Capital Resources Co., and Bank of Boston.

 .  Jaqueline Flippin

   Joined Wells Fargo in January, 1998. Worked for McMorgan & Co. as a Portfolio Manager from October, 1994, to January, 1998, and worked for Teachers Insurance Annuity Association, College Retirement Equity Fund as a Portfolio Manager from August, 1986, to October, 1994.

 .  Daniel Kokoszka, CFA

   Joined Wells Fargo in February 1998. Worked for Bradford & Marzec, Inc. where he was on the international portfolio management team for more than four years. Previously he worked for Lockheed Corporation in the corporate finance, mergers and acquisitions and venture capital areas.

 .  Allen Wisniewski

   With Wells Fargo since 1987.

56 Stagecoach Income Funds Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the Description of each Fund there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Class A share calendar returns or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Intermediate Bond Fund for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)--The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income--Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments--We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gain."

Net Assets--The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Funds.

Ratio of Expenses to Average Net Assets--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

                                           Stagecoach Income Funds Prospectus 57

How to Read the Financial Highlights
--------------------------------------------------------------------------------
Ratio Of Net Investment Income (Loss) To Average Net Assets--This ratio is the result of dividing net investment income (or loss) by average net assets.

Total Return--The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

58 Stagecoach Income Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Annual and Semi-Annual Report

A document that provides certain financial and other information for the most recent reporting period and each Fund's portfolio of investments.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment Grade

Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk".

Business Day

Any day the NYSE is open is a business day for the Funds.

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Debt Securities

Generally, a promise to pay interest and repay principal by a single debtor or group of single debtors sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                                          Stagecoach Income Funds Prospectus  59

Glossary
--------------------------------------------------------------------------------

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC

FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA

FNMA securities are known as "Fannie Maes" are issued by the Federal National Mortgage Association, and FHLMC securities as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

GNMA

GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Illiquid Security

A security which cannot be readily sold or cannot be readily sold without negatively affecting their fair price.

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

60  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the NYSE is open, typically 1:00 p.m. Pacific Time.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Preservation of Capital

The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.

Principal Stability

The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

                                           Stagecoach Income Funds Prospectus 61

Glossary
--------------------------------------------------------------------------------

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

62  Stagecoach Income Funds Prospectus

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


--------------------------------------------------------------------------------
STAGECOACH FUNDS:
--------------------------------------------------------------------------------
 . are NOT insured by the FDIC.
 . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the
   Bank.
 . involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

August 1, 1998

                                                           STAGECOACH FUNDS/TM/

Stagecoach /R/
     Money Market Funds
Prospectus


Money Market                     Please read this Prospectus and keep
Fund                             it for future reference.  It is designed
                                 to provide you with important information
California Tax-Free              and to help you decide if a Fund's goals
Money Market                     match your own.
Fund

Government Money                 These securities have not been approved or
Market Fund                      disapproved by the U.S. Securities and
                                 Exchange Commission ("SEC"), any state
National Tax-Free                securities commission or any other regulatory
Money Market                     authority, nor have any of these authorities
Fund                             passed upon the accuracy or adequacy of this
                                 Prospectus. Any representation to the contrary
Treasury Plus Money              is a criminal offense.
Market Fund

100% Treasury Money              Fund shares are NOT deposits or other
Market Fund                      obligations of, or issued, endorsed or
                                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
Class A                          Fargo Bank"), Wells Capital Management
                                 Incorporated ("Wells Capital Management" or
Investment Advisor               "WCM"), or any of their affiliates. Fund
and Administrator:               shares are NOT insured or guaranteed by the
                                 U.S. Government, the Federal Deposit
Wells Fargo Bank                 Insurance Corporation ("FDIC"), the Federal
                                 Reserve Board or any other governmental
Investment                       agency. AN INVESTMENT IN A FUND INVOLVES
Sub-Advisor:                     CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
                                 PRINCIPAL. WE CANNOT ASSURE YOU THAT A FUND
Wells Capital                    WILL MAINTAIN A STABLE NET ASSET VALUE OF
Management                       $1.00 PER SHARE.

Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information about the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                        Key Information                            4

                        Summary of Expenses                        5

--------------------------------------------------------------------------------

The Funds               Money Market Fund                          6

This section contains   California Tax-Free Money Market
important information    Fund                                     10
about the Funds.
                        Government Money Market
                         Fund                                     14

                        National Tax-Free Money Market
                         Fund                                     18

                        Treasury Plus Money Market Fund           22

                        100% Treasury Money Market Fund           26

                        General Investment Risks                  28

--------------------------------------------------------------------------------

Your Account            Your Account                              32

Turn to this section    How to Buy Shares                         34
for information on
how to open and         Selling Shares                            35
maintain your account,
including how to buy,   Exchanges                                 37
sell and Exchange
Fund shares.            Additional Services and
                         Other Information                        38

--------------------------------------------------------------------------------

Reference               Organization and Management
                         of the Funds                             42
Look here for details
on the organization of  How to Read the Financial Highlights      46
the Funds and term
definitions.            Glossary                                  48

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover page of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 31.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are distributed at least annually.


4  Stagecoach Money Market Funds Prospectus

Money Market Funds                                           Summary of Expenses
--------------------------------------------------------------------------------

=======================================================================================================
SHAREHOLDER TRANSACTION EXPENSES
========================================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------------------------------
                                          Money    California              National  Treasury    100%
                                          Market   Tax-Free    Government  Tax-Free    Plus    Treasury
                                        ----------------------------------------------------------------
                                          Class A  Class A     Class A     Class A   Class A   Class A
--------------------------------------------------------------------------------------------------------
  Maximum sales charge on a purchase
   (as a percentage of offering price)    None        None        None       None      None      None
--------------------------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
   dividends                              None        None        None       None      None      None
--------------------------------------------------------------------------------------------------------
  Maximum sales charge imposed on
   redemptions                            None        None        None       None      None      None
--------------------------------------------------------------------------------------------------------
 Exchange fees                            None        None        None       None      None      None
--------------------------------------------------------------------------------------------------------
========================================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
========================================================================================================
 Expenses shown "after waivers" reflect amounts paid by each Fund during the prior fiscal period. In some cases, they have been restated to reflect expenses and fee waivers expected to be in effect during the current fiscal year. Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------------------------------
                                          Money    California              National  Treasury    100%
                                          Market   Tax-Free    Government  Tax-Free    Plus    Treasury
                                        ----------------------------------------------------------------
                                          Class A  Class A     Class A     Class A   Class A   Class A
--------------------------------------------------------------------------------------------------------
 Rule 12b-1 fee                           0.05%        0.05%      0.05%      0.05%      0.05%     0.05%
--------------------------------------------------------------------------------------------------------
 Management fee
 (after waivers)                          0.22%        0.10%      0.05%      0.07%      0.10%     0.11%
--------------------------------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)        0.48%        0.50%      0.65%      0.58%      0.50%     0.49%
--------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimbursements)        0.75%        0.65%      0.75%      0.70%      0.65%     0.65%
--------------------------------------------------------------------------------------------------------
 Management fee
 (before waivers)                         0.40%        0.50%      0.25%      0.30%      0.25%     0.25%
--------------------------------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)       0.48%        0.50%      0.70%      0.78%      0.55%     0.49%
--------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (before waivers or reimbursements)       0.93%        1.05%      1.00%      1.13%      0.85%     0.79
--------------------------------------------------------------------------------------------------------
========================================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL
EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
========================================================================================================
You would pay the following expenses on   Money    California              National  Treasury    100%
a $1,000 investment assuming a 5% annual  Market   Tax-Free    Government  Tax-Free    Plus    Treasury
return and that you redeem your shares   ---------------------------------------------------------------
at the end of each period.                Class A  Class A     Class A     Class A   Class A   Class A
--------------------------------------------------------------------------------------------------------
   1 Year                                 $ 8         $ 7         $ 8       $ 7       $ 7     $   7
--------------------------------------------------------------------------------------------------------
   3 Years                                $24         $21         $24       $22       $21     $  21
--------------------------------------------------------------------------------------------------------
   5 Years                                $42         $36         $42       $39       $36     $  36
--------------------------------------------------------------------------------------------------------
  10 Years                                $93         $81         $93       $87       $81     $  81
--------------------------------------------------------------------------------------------------------

                                     Stagecoach Money Market Funds Prospectus  5

Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Money Market Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term instruments.

                Investment Policies

                We actively manage a portfolio of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investments including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest in:

                . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

                .  negotiable certificates of deposits and banker's acceptances;

                .  repurchase agreements;

                .  U.S. Government obligations;

                . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks;

                .  municipal obligations; and

                .  shares of other money market funds.

6  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           For information on Fund fees and expenses, see "Summary of
                Expenses" on page 5.

                                     Stagecoach Money Market Funds Prospectus  7

Money Market Fund                                          Financial Highlights

                          See "How to Read the Financial Highlights" on page 46.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                              CLASS A SHARES -- COMMENCED
                                              ON JULY 1, 1992
                                              -------------------------------------------------------------------------------------
                                              March 31,    March 31,      Sept 30,     Dec. 31,     Dec. 31,    Dec. 31,   Dec. 31,
 For the period ended:                          1998        1997/1/        1996/1/      1995         1994        1993       1992
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                                      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                             0.05         0.02         0.03         0.05         0.04       0.03       0.02
  Net realized and unrealized
   gain on investments                              0.00         0.00         0.00         0.00         0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   0.05         0.02         0.03         0.05         0.04       0.03       0.02
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                          (0.05)       (0.02)       (0.03)       (0.05)       (0.04)     (0.03)     (0.02)
  Distributions from net realized
   gain                                             0.00         0.00         0.00         0.00         0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.05)       (0.02)       (0.03)       (0.05)       (0.04)     (0.03)     (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                      5.07%        2.36%        3.55%        5.34%        3.74%      2.70%      1.50%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)            $6,711,584   $4,640,148   $3,799,908   $2,892,621   $2,343,942   $317,474   $236,269
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                       0.75%        0.75%        0.75%        0.75%        0.69%      0.58%      0.20%
  Ratio of net investment income
   to average net assets                            4.95%        4.71%        4.66%        5.13%        4.12%      2.67%      2.98%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                               0.93%        0.90%        0.88%        0.83%        0.89%      1.00%      0.94%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                          4.77%        4.56%        4.53%        5.05%        3.92%      2.25%      2.24%
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                              1997          1996        1995         1994       1993
===================================================================================================================================
These returns reflect fee waivers and reimbursements,            5.00%        4.78%        5.34%        3.74%      2.70%
and are not a guarantee of future performance.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.


8  Stagecoach Money Market Funds Prospectus
                                     Stagecoach Money Market Funds Prospectus  9

California Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The California Tax-Free Money Market Fund seeks to obtain a high level of income exempt from federal income tax and California personal income tax, while preserving capital and liquidity, by investing in high-quality, short-term, U.S. dollar-denominated money market instruments, primarily municipal obligations.

                Investment Policies

                We actively manage a portfolio of bonds, notes and commercial paper issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations with remaining maturities of 397 days or less that are exempt from federal and California personal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . at least 80% of our assets in municipal obligations that provide income exempt from federal income tax and not subject to the federal alternative minimum tax;

                . at least 65% of our assets in municipal obligations that pay interest exempt from California personal income taxes, although it is our intention to invest substantially all of our assets in such obligations; and

                . in obligations rated within the two highest categories by nationally recognized ratings organizations.

                We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.

10  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

                Since we invest heavily in California municipal obligations, events in California are likely to affect the Fund's investments. In addition, we may invest up to 25% or more of our assets in California municipal obligations that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Although it is our intention to minimize such exposure, a
                portion of the income earned by the Fund may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 5.

                                    Stagecoach Money Market Funds Prospectus  11

California Tax-Free Money Market Fund                       Financial Highlights


                          See "How to Read the Financial Highlights" on page 46.

--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                                CLASS A SHARES -- COMMENCED
                                                ON JULY 1, 1992
                                               ------------------------------------------------------------------------------------
                                                March 31,    March 31,    Sept. 30,     Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,
 For the period ended:                            1998         1997/1/     1996/1/       1995        1994        1993      1992
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                               0.03         0.01         0.02         0.03       0.02       0.02       0.03
  Net realized and unrealized gain on
   investments                                        0.00         0.00         0.00         0.00       0.00       0.00       0.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations:                    0.03         0.01         0.02         0.03       0.02       0.02       0.03
 ----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income               (0.03)       (0.01)       (0.02)       (0.03)     (0.02)     (0.02)     (0.03)
  Distributions from net realized gain                0.00         0.00         0.00         0.00       0.00       0.00       0.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                           (0.03)       (0.01)       (0.02)       (0.03)     (0.02)     (0.02)     (0.03)
 ----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $     1.00   $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                        2.91%        1.36%        2.04%        3.23%      2.28%      1.89%      2.81%
 ----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)              $2,118,881   $1,384,310   $1,161,431   $1,031,004   $869,745   $793,420   $572,906
 ----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets             0.65%        0.65%        0.65%        0.65%      0.62%      0.55%      0.28%
  Ratio of net investment income to average
   net assets                                         2.85%        2.72%        2.69%        3.18%      2.26%      1.88%      2.41%
 ----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses        1.05%        1.03%        1.02%        1.01%      1.08%      1.06%      1.03%
 ----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                                 2.45%        2.34%        2.32%        2.82%      1.80%      1.37%      1.66%
 ----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS
===================================================================================================================================
These returns reflect fee waivers and reimbursements, and          2.92%        2.76%        3.23%      2.28%      1.89%      2.81%
are not a guarantee of future performance.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its fiscal year-end from December 31 to September 30.


12  Stagecoach Money Market Funds Prospectus
                                    Stagecoach Money Market Funds Prospectus  13

Government Money Market Fund
--------------------------------------------------------------------------------

                        Advisor:   Wells Fargo Bank

                    Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Government Money Market Fund seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity.

                Investment Policies

                We actively manage a portfolio exclusively composed of U.S. Government obligations, or repurchase agreements collateralized by such obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  in U.S. Government obligations, and

                . in repurchase agreements collateralized by U.S. Government obligations.


14  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Obligations issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of obligations, including U.S. government obligations, in the Fund's portfolio to fluctuate.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 5.

                                    Stagecoach Money Market Funds Prospectus  15

Government Money Market Fund                               Financial Highlights


See "Historical Fund Information      See "How to Read the Financial Highlights"
on page 39.                                                          on page 46.

--------------------------------------------------------------------------------

=====================================================================================================
FOR A SHARE OUTSTANDING
=====================================================================================================
                             CLASS A SHARES -- COMMENCED
                             ON APRIL 26, 1988
-----------------------------------------------------------------------------------------------------
                             Mar. 31,   Mar. 31,    Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:         1998      1997/1/      1996/1/       1995         1994         1993
-----------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $  1.00   $  1.00      $  1.00      $   1.00      $   1.00    $   1.00
-----------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income         0.05      0.02         0.05          0.05          0.03        0.03
  Net realized and
   unrealized gain (loss)
   on investments               0.00      0.00         0.00          0.00          0.00        0.00
-----------------------------------------------------------------------------------------------------
 Total from investment
  operations                    0.05      0.02         0.05          0.05          0.03        0.03
-----------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income           (0.05)    (0.02)       (0.05)        (0.05)        (0.03)      (0.03)
  Distributions from net
   realized gain                0.00      0.00         0.00          0.00          0.00        0.00
  Total from distributions     (0.05)    (0.02)       (0.05)        (0.05)        (0.03)      (0.03)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $  1.00   $  1.00      $  1.00      $   1.00      $   1.00    $   1.00
-----------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                   4.93%     2.32%        4.75%         5.22%         3.16%       2.77%
-----------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $76,868   $60,224      $65,036      $109,368      $194,276    $188,934
-----------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets           0.75%     0.75%        0.77%         0.79%         0.77%       0.83%
  Ratio of net investment
   income to average net
   assets                       4.83%     4.62%        4.74%         5.08%         3.07%       2.73%
-----------------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses           1.00%     1.00%        0.80%         0.81%         0.79%       0.84%
-----------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets prior to waived fees
  and reimbursed expenses       4.58%     4.37%        4.71%         5.06%         3.05%       2.72%
-----------------------------------------------------------------------------------------------------
=====================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS       1997         1996          1995          1994        1993
=====================================================================================================
These returns reflect fee waivers and     4.85%        4.73%         5.33%         3.65%       2.75%
reimbursements, and are not a guarantee
of future performance.
-----------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year.


16  Stagecoach Money Market Funds Prospectus

Government Money Market Fund                               Financial Highlights


See "Historical Fund Information      See "How to Read the Financial Highlights"
on page 39.                                                          on page 46.

--------------------------------------------------------------------------------

===============================================================================================
FOR A SHARE OUTSTANDING
===============================================================================================
                             CLASS A SHARES -- COMMENCED
                             ON APRIL 26, 1988
-----------------------------------------------------------------------------------------------
                             Sept. 30,    Sept. 30,    Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:          1992         1991         1990         1989           1988
-----------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $  1.00        $  1.00     $  1.00       $   1.00      $   1.00
-----------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income         0.04           0.06        0.08           0.08          0.03
  Net realized and
   unrealized gain (loss)
   on investments               0.00           0.00        0.00           0.00          0.00
-----------------------------------------------------------------------------------------------
 Total from investment
  operations                    0.04           0.06        0.08           0.08          0.03
-----------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income           (0.04)         (0.06)      (0.08)         (0.08)        (0.03)
  Distributions from net
   realized gain                0.00           0.00        0.00           0.00          0.00
  Total from distributions     (0.04)         (0.06)      (0.08)         (0.08)        (0.03)
-----------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $  1.00        $  1.00     $  1.00       $   1.00      $   1.00
-----------------------------------------------------------------------------------------------
 Total return (not
  annualized)                   3.99%          6.30%       7.85%          8.71%         3.04%
-----------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $184,705       $171,375    $160,436       $162,726      $125,856
-----------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets           0.82%          0.85%       0.73%          0.68%         0.66%
  Ratio of net investment
   income to average net
   assets                       3.85%          6.13%       7.60%          8.42%         6.94%
-----------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses           0.82%          0.88%       0.83%          0.84%         0.92%
-----------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets prior to waived fees
  and reimbursed expenses       3.85%          6.10%       7.50%          8.26%         6.68%
-----------------------------------------------------------------------------------------------
===============================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS
===============================================================================================
These returns reflect fee waivers and          3.49%       5.68%          7.65%         8.76%
reimbursements, and are not a guarantee of
future performance.
-----------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year.

                                   Stagecoach Money Market Funds Prospectus   17

National Tax-Free Money Market Fund
--------------------------------------------------------------------------------

                        Advisor:   Wells Fargo Bank

                    Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The National Tax-Free Money Market Fund seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity.

                Investment Policies

                We actively manage a portfolio of U.S. dollar-denominated, high-quality, short-term instruments, primarily municipal obligations with remaining maturities of 397 days or less. Among the municipal obligations we buy are bonds, notes and commercial paper issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations that are exempt from federal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . at least 80% of our net assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax; and

                . in obligations rated within the two highest categories by nationally recognized ratings organizations.

                We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.


18  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

                Up to 25% or more of our assets invested in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Although it is our intention to minimize such exposure, a
                portion of the income earned by the Fund may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                    Stagecoach Money Market Funds Prospectus  19

National Tax-Free
Money Market Fund                                          Financial Highlights


See "Historical Fund Information"                 See "How to Read the Financial
on page 39.                                       Highlights" on page 46.

--------------------------------------------------------------------------------

===========================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================
                                                         CLASS A SHARES -- COMMENCED
                                                          ON APRIL 2, 1996
                                                        -----------------------------------
                                                         March 31,  March 31,   Sept. 30,
For the period ended:                                      1998      1997/1/    1996/2/
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $  1.00   $  1.00   $     1.00
-------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                     0.03      0.01         0.01
  Net realized and unrealized gain (loss) on
   investments                                              0.00      0.00         0.00
-------------------------------------------------------------------------------------------
 Total from investment operations:                          0.03      0.01         0.01
-------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                     (0.03)    (0.01)       (0.01)
  Distributions from net realized gain                      0.00      0.00         0.00
-------------------------------------------------------------------------------------------
 Total from distributions:                                 (0.03)    (0.01)       (0.01)
-------------------------------------------------------------------------------------------
 Net asset value, end of period                          $  1.00   $  1.00   $     1.00
-------------------------------------------------------------------------------------------
 Total return (not annualized)                              2.93%     1.36%        1.51%
-------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                       $59,293   $35,253   $    4,975
-------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   0.70%     0.64%        0.62%
  Ratio of net investment income to
   average net assets                                       2.87%     2.68%        2.71%
-------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses2                      1.13%     1.58%        3.56%
-------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses#2            2.44%     1.74%       (0.23)%
-------------------------------------------------------------------------------------------
===========================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                   1997         1996
===========================================================================================
These returns reflect fee waivers and reimbursements,                 2.94%        4.23%
and are not a guarantee of future performance.
-------------------------------------------------------------------------------------------

/1/ The Fund changed fiscal year-end from September 30 to March 31.
/2/ This ratio includes income and expenses allocated from the Master Portfolio.


20  Stagecoach Money Market Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Treasury Plus Money Market Fund
--------------------------------------------------------------------------------

                    Advisor:   Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Treasury Plus Money Market Fund seeks to provide investors with current income and stability of principal.

                Investment Policies

                We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  in U.S. Treasury obligations; and

                . in repurchase agreements collateralized by U.S. Treasury obligations;

                As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.


22  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                Unlike the 100% Treasury Money Market, the Treasury Plus Money Market Fund may invest in repurchase agreements, the income from which is not generally exempt from state or local taxes.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                    Stagecoach Money Market Funds Prospectus  23

Treasury Plus Money Market Fund                             Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 39.                                       Highlights" on page 46.
--------------------------------------------------------------------------------

===========================================================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================================================
                             CLASS A SHARES -- COMMENCED
                             ON SEPTEMBER 30, 1995 (PRIOR YEARS SHOW SERVICE CLASS)
                            -----------------------------------------------------------------------------------------------
                            March 31,     March 31,     Sept. 30,      Sept. 30,     Sept. 30,     March 31,      March 31,
For the period ended:        1998         1997/1/       1996/2/         1995         1994/3/        1994           1993
---------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $   1.00      $  1.00      $  1.00     $     1.00     $   1.00     $   1.00          $   1.00
---------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income
   (loss)                        0.05         0.02         0.05           0.05         0.02         0.03              0.03
  Net realized and
   unrealized gain
   (loss) on investments         0.00         0.00         0.00           0.00         0.00         0.00              0.00
---------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                     0.05         0.02         0.05           0.05         0.02         0.03              0.03
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions:
  Dividends from net
   investment income            (0.05)       (0.02)       (0.05)         (0.05)       (0.02)       (0.03)            (0.03)
  Distributions from net
   realized gain                 0.00         0.00         0.00           0.00         0.00         0.00              0.00
---------------------------------------------------------------------------------------------------------------------------
 Total from distributions:      (0.05)       (0.02)       (0.05)         (0.05)       (0.02)       (0.03)            (0.03)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $   1.00      $  1.00      $  1.00     $     1.00     $   1.00     $   1.00          $   1.00
---------------------------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                    5.06%        2.42%        4.95%          5.42%        3.75%/4/     2.81%             3.13%
---------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $381,594      $66,486      $53,706     $1,001,707     $690,630     $654,950          $614,237
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets            0.62%        0.55%        0.55%          0.42%        0.43%        0.43%             0.43%
  Ratio of net investment
   income to average net assets  4.93%        4.81%        4.96%          5.32%        3.72%        2.77%             3.04%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses           0.85%        0.75%        0.67%          0.66%        0.90%        0.90%             0.91%
  Ratio of net investment
   income to average net
   assets prior to waived fees
   and reimbursed expenses       4.70%        4.61%        4.84%          5.08%        3.25%        2.30%             2.56%
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS            1997         1996
===========================================================================================================================
These returns reflect fee waivers and         5.03%        4.92%
reimbursements,  and are not a guarantee
of future performance. Performance shown
since the inception of Class A Shares.
---------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from December 31 to September 30. /4/ Annualized.


24  Stagecoach Money Market Funds Prospectus

Treasury Plus Money Market Fund                             Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 39.                                       Highlights" on page 46.
--------------------------------------------------------------------------------

============================================================================================================
FOR A SHARE OUTSTANDING
============================================================================================================
                             CLASS A SHARES -- COMMENCED
                             ON SEPTEMBER 30, 1995 (PRIOR YEARS SHOW SERVICE CLASS)
                            --------------------------------------------------------------------------------
                            March 31,     March 31,     Sept. 30,      Sept. 30,     Sept. 30,     March 31,
For the period ended:        1992          1991          1990           1989          1988          1987
------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period        $   1.00      $  1.00      $  1.00     $     1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income
   (loss)                        0.05         0.07         0.08           0.07         0.06         0.06
  Net realized and
   unrealized gain
   (loss) on investments         0.00         0.00         0.00           0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                     0.05         0.07         0.08           0.07         0.06         0.06
------------------------------------------------------------------------------------------------------------
 Less Distributions:
  Dividends from net
   investment income            (0.05)       (0.07)       (0.08)         (0.07)       (0.06)       (0.06)
  Distributions from net
   realized gain                 0.00         0.00         0.00           0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------
 Total from distributions:      (0.05)       (0.07)       (0.08)         (0.07)       (0.06)       (0.06)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                     $   1.00      $  1.00      $  1.00     $     1.00     $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                    5.03%        7.42%        8.58%          7.63%        6.20%        5.64%
------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)             $281,343     $118,623      $98,398        $90,672     $101,066     $134,375
------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets            0.45%        0.48%        0.56%          0.63%        0.69%        0.69%
  Ratio of net investment
   income to average net assets  4.73%        7.10%        7.73%          7.36%        6.12%        5.50%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses           0.93%        0.94%        0.97%          0.98%        1.05%        0.94%
  Ratio of net investment
   income to average net
   assets prior to waived fees
   and reimbursed expenses       4.25%        6.64%        7.32%          7.01%        5.76%        5.25%
------------------------------------------------------------------------------------------------------------

                                    Stagecoach Money Market Funds Prospectus  25

100% Treasury Money Market Fund
--------------------------------------------------------------------------------

                        Advisor:   Wells Fargo Bank

                    Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The 100% Treasury Money Market Fund seeks to provide investors with stability of principal and current income which is exempt from most state and local personal income taxes.

                Investment Policies

                We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  100% of assets in U.S. Treasury obligations.

                As a temporary defensive measure or to maintain liquidity, we may invest in shares of other money market funds that have a substantially similar investment objective.


26  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.

                Any capital gains realized by the Fund generally will not be exempt from state and local taxes. For more information, see "Taxes" on page 39, and the Statement of Additional Information.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                Unlike the Treasury Plus Money Market Fund, the 100% Treasury Money Market Fund may not invest in repurchase agreements; the income from which is not generally exempt from state and local taxes.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


                                    Stagecoach Money Market Funds Prospectus  27

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Funds, the Selling Agents or Investment Advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves certain risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

 . The Funds' advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

 . Capped floaters on which interest is not paid when market rates move above a certain level;


28  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


                                    Stagecoach Money Market Funds Prospectus  29

General Investment Risks
--------------------------------------------------------------------------------

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.
        ========================================================================


30   Stagecoach Money Market Funds Prospectus

                                                                          MONEY  CALIFORNIA              NATIONAL TREASURY  100%
                                                                          MARKET  TAX FREE  GOVERNMENT   TAX FREE   PLUS   TREASURY
====================================================================================================================================
INVESTMENT PRACTICE:                              RISK:
====================================================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are          Interest Rate and         .         .         .           .        .
adjusted either on a schedule or when an          Credit Risk
index or benchmark changes.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a            Credit and                .         .         .           .        .
security agrees to buy back as security           Counter-Party Risk
at an agreed upon time and price, usually
with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of             Market Risk               .         .         .           .        .         .
another money market fund.  A pro rata
portion of the other fund's expenses, in
addition to the expenses paid by the Funds,
will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt obligations               Information, Liquidity,   .         .                     .        .
of foreign branches of U.S. banks or U.S.         Political, Regulatory,
branches of foreign banks.                        and Diplomatic Risk
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to             Credit, Counter-Party                                     .        .         .
brokers, dealers and financial institutions       and Leverage Risk
to increase return on those securities.
Loans may be made in accordance with
existing investment policies.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of            Leverage Risk             .         .         .           .        .         .
10% (20% for the Treasury Plus Money Market
Fund) of assets from banks for temporary
purposes to meet shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold,           Liquidity Risk            .         .         .           .        .         .
or cannot be readily sold without negatively
affecting its fair price. Illiquid securities are
limited to 10% of assets for each Fund.
------------------------------------------------------------------------------------------------------------------------------------


                 Stagecoach Money Market Funds Prospectus  31

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved Selling Agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .  $1,000 per Fund minimum initial investment; or

 .  $100 per Fund minimum initial investment if you use the AutoSaver option.

 .  $100 per Fund for all investments after your first.

 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, as "settlement accounts" for certain brokerage accounts or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

Important Information:

 . Read this prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Selling Agent or by calling 1-800-222-8222.

 . We process requests to buy shares each business day. Requests we receive in proper form for the Money Market and Government Money Market Funds before 12:00 noon (Pacific time) generally are processed at 12:00 noon on the same day. Requests we receive in proper form for the Treasury Plus Money Market Fund before 12:00 noon (Pacific time) generally are processed at 2:00 PM on the same day .

 .  Requests we receive in proper form for the California Tax-Free Money
   Market, National Tax-Free Money Market and 100% Treasury Money Market Funds before 9:00 AM (Pacific time) generally are processed at 9:00 AM, on the same day.


32  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM (Pacific time) from certain institutions with certain automated arrangements in place generally are processed at 2:00 PM on the same day.

 . Requests we receive after the above-specified times are deemed to be received and are processed the next business day at the applicable Net Asset Value (NAV).

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without completing a new application.

 . On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds may close early.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption until we are reasonably certain that investments made by check have been collected.


                                  Stagecoach Money Market Funds Prospectus  33

Your Account
--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================

 BY MAIL
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.             Mail to:
----------------------------------------------      Stagecoach Funds
 Enclose a check for at least $1,000 made out       PO Box 7066
 in the full name and  share class of the Fund.     San Francisco, CA
 For example, "Money Market Fund, Class A".         94120-9201
----------------------------------------------
 You may start your account with $100 if you
 elect the AutoSaver option on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.        Mail to:
 Be sure to write your account number on the        Stagecoach Funds
 check as well.                                     PO Box 7066
----------------------------------------------      San Francisco, CA
 Enclose the payment stub/card from your            94120-9201
 statement if available.
--------------------------------------------------------------------------------

================================================================================
 BY WIRE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 If you do not currently have an account,
 complete a Stagecoach Funds application.
 You must wire at least $1,000. Be sure to          Mail to:
 indicate the Fund name and the share class         Stagecoach Funds
 into which you intend to invest.                   PO Box 7066
----------------------------------------------      San Francisco, CA
 Mail the completed application.                    94120-9201
----------------------------------------------      Fax to: 1-415-546-0280
 You may also fax the completed application
 (with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Instruct your wiring bank to transmit          Wire to:
 at least $100 according to the                 Wells Fargo Bank, N.A.
 instructions given to the right. Be            San Francisco, California
 sure to have the wiring bank include
 your current account number and the            Bank Routing Number
 name your account is registered in.            121000248
----------------------------------------------
                                                Wire Purchase Account Number:
                                                4068-000587

                                                Attention:
                                                Stagecoach Funds (Name of Fund
                                                and Share Class)

                                                Account Name:
                                                (Registration Name Indicated on
                                                Application)
                                                --------------------------------


34  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 You can only make your first purchase of a
 Fund by phone if you already have an
 existing Stagecoach Account.
----------------------------------------------       Call:
 Call Investor Services and instruct the             1-800-222-8222
 representative to either:
 .  transfer at least $1,000 from a linked
    settlement account, or
 .  exchange at least $1,000 worth of shares
    from an existing Stagecoach Fund.
    Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Call Investor Services and instruct the
 representative to either:
 .  transfer at least $100 from a linked             Call:
    settlement account, or                           1-800-222-8222
 .  exchange at least $100 worth of shares
    from another Stagecoach Fund.
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
 BY MAIL
================================================================================
 Write a letter stating your account
 registration, your account number, the
 Fund you wish to redeem and the dollar
 amount ($100 or more) of the redemption you
 wish to receive (or write "Full Redemption").
---------------------------------------------
 Make sure all the account owners sign
 the request.
---------------------------------------------
 You may request that redemption proceeds be         Mail to:
 sent to you by check, by ACH transfer into a        Stagecoach Funds
 bank account, or by wire ($5,000 minimum).          PO Box 7066
 Please call Investor Services regarding             San Francisco, CA
 requirements for linking bank accounts or for       94120-9201
 wiring funds.  We reserve the right to charge
 a fee for wiring funds although it is not
 currently our practice to do so.
---------------------------------------------
 Signature Guarantees are required for mailed
 redemption requests over $5,000. You can get
 a signature guarantee at financial
 institutions such as a bank or brokerage
 house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


                                  Stagecoach Money Market Funds Prospectus  35

Your Account
--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
 Call Investor Services to request a redemption
 of at least $100. Be prepared to provide your
 account number and Taxpayer Identification Number.
---------------------------------------------------
 Unless you have instructed us otherwise, only
 one account owner needs to call in redemption
 requests.
---------------------------------------------------
 You may request that redemption proceeds be
 sent to you by check, by transfer into an
 ACH-linked bank account, or by wire
 ($5,000 minimum). Please call Investor
 Services regarding requirements for linking
 bank accounts or for wiring funds.  We reserve
 the right to charge a fee for wiring funds
 although it is not currently our practice to do so.    Call:
---------------------------------------------------     1-800-222-8222
 Telephone privileges are automatically made
 available to you unless you specifically
 decline them on your application or
 subsequently in writing.
---------------------------------------------------
 Phone privileges allow us to accept
 transaction instructions by anyone representing
 themselves as the shareholder and who provides
 reasonable confirmation of their identity, such
 as providing the  on the account. We will not
 be liable for any losses incurred if we follow
 telephone instructions we reasonably believe
 to be genuine.
---------------------------------------------------

 Telephone requests are not accepted if
 the address on your account was changed
 by phone in the last 15 days.
--------------------------------------------------------------------------------

================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================

 We process requests to sell shares each business day. Requests we receive in proper form for the Money Market and Government Money Market Funds before 12:00 noon (Pacific time) generally are processed at 12:00 noon on the same day. Requests we receive in proper form for the treasury Plus Money Market Fund before 12:00 noon (Pacific time) generally are processed at 2:00 PM on the same day.
--------------------------------------------------------------------------------

 Requests we receive in proper form for the California Tax-Free Money Market, National Tax-Free Money Market, and 100% Treasury Money Market Funds before 9:00 AM (Pacific time) generally are processed at 9:00 AM on the same day.

--------------------------------------------------------------------------------

 Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM (Pacific time) from certain institutions with certain automated arrangements in place generally are processed at 2:00 PM on the same day.
--------------------------------------------------------------------------------

 Requests we receive after the above-specified times are deemed to be received and are processed the next business day at the applicable NAV.
--------------------------------------------------------------------------------
 If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------
 We reserve the right to delay payment of a redemption that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Funds by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


36  Stagecoach Money Market Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . If you exchange between a money market fund and a Fund with a sales load, you will buy shares at the Public Offering Price (POP) of the new Fund and a sales load may be assessed.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may exchange shares of the Funds for Class A, Class B or Class C shares of a non-money market fund.


                                  Stagecoach Money Market Funds Prospectus  37

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . AutoSaver Plan-- you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Automatic Clearing House Option-- Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

 . Check Payment Option-- Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. In general, these are taxable to you as ordinary income. However, dividends distributed by the California Tax-Free Money Market and National Tax-Free Money Market Funds which are attributable to the Funds' net interest income from tax-exempt securities will not be subject to federal income tax. A substantial portion of dividends distributed by the California Tax-Free Money Market Fund to noncorporate shareholders will also be exempt from California income tax. Dividend distributions derived from net investment income from the 100% Treasury Money Market Fund are exempt in most jurisdictions from state and local personal income taxes, but may not be exempt from state and local corporate income and/or franchise taxes.


38  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains, which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund Shares.

Historical Fund Information

Government Money Market Fund-- The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. Performance information for periods prior to September 6, 1996, reflects the performance of the predecessor Pacifica Fund.

National Tax-Free Money Market Fund-- Prior to December 15, 1997, the Fund invested all of its assets in a Master Portfolio with an identical investment objective.

                                  Stagecoach Money Market Funds Prospectus  39

Additional Services and Other Information
--------------------------------------------------------------------------------

Treasury Plus Money Market Fund-- Prior to August 1, 1990, the Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. Prior to April 1, 1996, FICM served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

100% Treasury Money Market Fund-- As of the date of this prospectus, this fund has not commenced operations.

Wells Fargo & Co./Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- We mail statements after any account activity, including transactions, dividends or capital gains, and at year end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for


40  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


                                  Stagecoach Money Market Funds Prospectus  41

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach Funds

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA
 Markets the Funds,    Manages the Funds'   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Funds' business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA
Manages the Funds' investment activities      Provides safekeeping for the
                                              Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


42  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote to items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1998:


--------------------------------------------------------------------------------
 Money Market Fund                                              .22%
--------------------------------------------------------------------------------
 California Tax-Free Money Market Fund                          .10%
--------------------------------------------------------------------------------
 Government Money Market Fund                                   .05%
--------------------------------------------------------------------------------
 National Tax-Free Money Market Fund                            .07%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .10%
--------------------------------------------------------------------------------
 100% Treasury Money Market Fund                                 N/A
--------------------------------------------------------------------------------


                                  Stagecoach Money Market Funds Prospectus  43

Organization and Management of the Funds
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .05% of each Fund's assets up to the first $960 million and .04% of all assets above $960 million.

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator. Stephens also receives all distribution plan fees.

Distribution Plan

We have adopted distribution plans for each of the Funds. For the Money Market and California Tax-Free Money Market Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For the Government Money Market, National Tax-Free Money Market, Treasury Plus Money Market and 100% Treasury Money Market Funds, the plans are used to pay for distribution-related services including ongoing compensation to Selling Agents.

Funds may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:


--------------------------------------------------------------------------------
 Money Market Fund                                              .05%
--------------------------------------------------------------------------------
 California Tax-Free Money Market Fund                          .05%
--------------------------------------------------------------------------------
 Government Money Market Fund                                   .05%
--------------------------------------------------------------------------------
 National Tax-Free Money Market Fund                            .05%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .05%
--------------------------------------------------------------------------------
 100% Treasury Money Market Fund                                .05%
--------------------------------------------------------------------------------


44  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various Shareholder Servicing Agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:


--------------------------------------------------------------------------------
 Money Market Fund                                              .30%
--------------------------------------------------------------------------------
 California Tax-Free Money Market Fund                          .30%
--------------------------------------------------------------------------------
 Government Money Market Fund                                   .25%
--------------------------------------------------------------------------------
 National Tax-Free Money Market Fund                            .25%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .30%
--------------------------------------------------------------------------------
 100% Treasury Money Market Fund                                .30%
--------------------------------------------------------------------------------


                                  Stagecoach Money Market Funds Prospectus  45

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Funds. The financial statements from which these Financial Highlights with the exception of Class A calender returns, were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Government Money Market and the Treasury Plus Money Market Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding shares for that class. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-- Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Funds' portfolio (after accounting for expenses) that are attributable to the particular classes of the Funds.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


46  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                  Stagecoach Money Market Funds Prospectus  47

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


48  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Money Market and Government Money Market Funds is determined each business day at 12:00 noon (Pacific time). The NAV per share of the Treasury plus Money Market Fund is determined each business day at 2:00 pm (Pacific time). The NAV per share of the California Tax-Free Money Market, National Tax-Free Money Market, and 100% Treasury Money Market Funds is determined each business day at 9:00 AM and 1:00 PM (Pacific time).

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


                                  Stagecoach Money Market Funds Prospectus  49

Glossary
--------------------------------------------------------------------------------

Selling Agent

A person who has an agreement with the Funds' distributor that allows them to sell Fund shares.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


50  Stagecoach Money Market Funds Prospectus

STAGECOACH FUNDS/TM/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        =======================================================================
        STAGECOACH MONEY MARKET FUNDS:
        -----------------------------------------------------------------------
        . are NOT insured by the FDIC
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.
        . involve investment risk, including possible loss of principal.
        . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        =======================================================================

[LOGO OF RECYCLED PAPER]                                        SC MM P (8/98)
Printed On Recycled Paper

August 1, 1998

                                                            STAGECOACH FUNDS/R/



Stagecoach
   Overland Express
Sweep Fund Prospectus

Investment Advisor            Please read this Prospectus and keep it for
and Administrator:            future reference. It is designed to provide you
                              with important information and to help you decide
Wells Fargo Bank              if the Fund's goals match your own.

Investment                    These securities have not been approved or
Sub-Advisor:                  disapproved by the U.S. Securities and Exchange
                              Commission ("SEC"), any state securities
Wells Capital                 commission or any other regulatory authority, nor
Management                    have any of these authorities passed upon the
                              accuracy or adequacy of this Prospectus. Any
Distributor and               representation to the contrary is a criminal
Co-Administrator:             offense.

Stephens Inc.                 Fund shares are NOT deposits or other obligations
                              of, or issued, endorsed or guaranteed by, Wells
                              Fargo Bank, N.A. ("Wells Fargo Bank"), Wells
                              Capital Management Incorporated ("Wells Capital
                              Management " or "WCM"), or any of their
                              affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal
                              Deposit Insurance Corporation ("FDIC"), the
                              Federal Reserve Board or any other governmental agency. AN INVESTMENT IN THE FUND INVOLVES
                              CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
                              PRINCIPAL. WE CANNOT ASSURE YOU THAT THE FUND
                              WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00
                              PER SHARE.

About this Prospectus
-------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how the fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?
We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about the Fund can be found.

            Important  information you should look for:
-------------------------------------------------------------------------------
[LOGO OF    Investment Objective and Investment Policies
ARROW]
            What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.
-------------------------------------------------------------------------------

[LOGO OF    Permitted Investments
PERCENTAGE
SIGN]       A summary of the Fund's key permitted investments and practices.
-------------------------------------------------------------------------------

[LOGO OF    Important Risk Factors
EXCLAMATION
POINT]      What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
-------------------------------------------------------------------------------

[LOGO OF    Additional Fund Facts
ADDITION
SIGN]       Provides additional information about the Fund.
-------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about this Fund?

The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information about the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                            Key Information                            4

                            Summary of Expenses                        5
--------------------------------------------------------------------------------

The Fund                    Overland Express Sweep Fund                6

This section contains       General Investment Risks                  10
important information
about the Fund.

--------------------------------------------------------------------------------

Your Account                Your Fund Account                         14

Turn to this section for    How to Buy Shares                         14
information on how to
open and maintain your      How to Sell Shares                        16
account, including how
to buy and sell Fund        Other Information                         17
shares.

--------------------------------------------------------------------------------

Reference                   Organization and Management
                              of the Funds                            19
Look here for details
on the organization of      How to Read the Financial Highlights      22
the Fund and term
definitions.                Glossary                                  23

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Overland Express Sweep Fund

The Fund described in this Prospectus invest in money market instruments, seeks to maintain a $1.00 per share net asset value in order to preserve principal, and distributes dividends once a month. You should consider the objective, investment practices, permitted investments and risks carefully before investing in the Fund. The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in this Fund? Yes, if:

 . you are a current or potential customer of a Shareholder Servicing Agent that has an agreement with us to periodically "sweep" the balance of your account with the Shareholder Servicing Agent into shares of the Fund;

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in this Fund if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What is the "Fund"?

In this Prospectus, the "Fund" refers to the Overland Express Sweep Fund. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 13.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are distributed at least annually.


4  Stagecoach Overland Express Sweep Fund Prospectus

Overland Express Sweep Fund                                  Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------
                                                             Overland
                                                             Express
                                                              Sweep
--------------------------------------------------------------------------------
 Maximum sales charge on a purchase
 (as a percentage of offering price)                          None
--------------------------------------------------------------------------------
 Maximum sales charge on reinvested
 dividends                                                    None
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 redemptions                                                  None
--------------------------------------------------------------------------------
 Exchange fees                                                None
--------------------------------------------------------------------------------
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Annual Fund Operating Expenses shown reflect amounts paid by the Fund during the prior fiscal year. They have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by The National
 Association of Securities Dealers, Inc.
================================================================================
                                                             Overland
                                                             Express
                                                              Sweep
--------------------------------------------------------------------------------
 Rule 12b-1 Fee                                               0.30%
--------------------------------------------------------------------------------
 Management fee
 (after waivers)                                              0.43%
--------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)                            0.52%
--------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimbursements)                            1.25%
--------------------------------------------------------------------------------
 Management fee
 (before waivers)                                             0.45%
--------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)                           0.81%
--------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (before waivers or reimbursements)                           1.26%
--------------------------------------------------------------------------------
================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 You would pay the following expenses on                     Overland
 a $1,000 investment assuming a 5% annual                    Express
 return and that you redeem your shares                      Sweep
 at the end of each period.
--------------------------------------------------------------------------------
   1 Year                                                    $ 13
 -------------------------------------------------------------------------------
   3 Years                                                   $ 39
--------------------------------------------------------------------------------
   5 Years                                                   $ 68
--------------------------------------------------------------------------------
  10 Years                                                   $150
--------------------------------------------------------------------------------

                             Stagecoach Overland Express Sweep Fund Prospectus 5

Overland Express Sweep Fund
--------------------------------------------------------------------------------

               Advisor:       Wells Fargo Bank

               Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The Overland Express Sweep Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity.

               Investment Policies

               We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high-quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest in:

               . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

               .  negotiable certificates of deposit and banker's acceptances;

               .  repurchase agreements;

               .  U.S. Government obligations;

               . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks; and

               .  shares of other money market funds.


6  Stagecoach Overland Express Sweep Fund Prospectus

--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 10 and the specific risks listed below. They are both important to your investment choice.

               There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF       Additional Fund Facts
ADDITION
SIGN]          For information on Fund fees and expenses, see "Summary of
               Expenses" on page 5.


                            Stagecoach Overland Express Sweep Fund Prospectus  7

Overland Express Sweep Fund                                 Financial Highlights

                          See "How to Read the Financial Highlights" on page 22.
--------------------------------------------------------------------------------

====================================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================================
                                    COMMENCED ON OCTOBER 1, 1991
                                   -------------------------------------------------------------------------------------------------
                                   Three Months Ended        Year Ended           Year Ended        Year Ended        Year Ended
For the period ended:               March 31, 1998/1/      Dec. 31, 1997/2/      Dec. 31, 1996     Dec. 31, 1995     Dec. 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                            $     1.00               $     1.00          $     1.00        $     1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                   0.01                     0.04                0.04              0.05             0.03
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                (0.01)                   (0.04)              (0.04)            (0.05)           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period     $     1.00               $     1.00          $     1.00        $     1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)            1.11%                    4.47%               4.29%             4.80%            3.11%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)  $2,594,910               $2,956,090          $2,002,725        $1,209,183         $812,559
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized)/1/:
  Ratio of expenses to average
   net assets                             1.25%                    1.24%               1.24%             1.25%            1.25%
  Ratio of net investment income
   to average net assets                  4.49%                    4.40%               4.20%             4.70%            2.92%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/1/                  1.26%                    1.26%               1.26%             1.28%            1.33%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses/1/                             4.48%                    4.38%               4.18%             4.67%            2.84%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CALENDAR-YEAR RETURNS                                               1997               1996              1995             1994
====================================================================================================================================
These returns reflect fee waivers and reimbursements,               4.47%               4.29%             4.80%            3.11%
and are not a guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from December 31 to March 31. /2/ These ratios include expenses charged to the Master Portfolio.


8  Stagecoach Overland Express Sweep Fund Prospectus

Overland Express Sweep Fund                                 Financial Highlights

                          See "How to Read the Financial Highlights" on page 22.
--------------------------------------------------------------------------------

===========================================================================================
FOR A SHARE OUTSTANDING
===========================================================================================
                                    COMMENCED ON OCTOBER 1, 1991
                                   --------------------------------------------------------
                                     Year Ended           Year Ended        Year Ended
For the period ended:               Dec. 31, 1993        Dec. 31, 1992     Dec. 31, 1991
-------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                             $   1.00            $   1.00          $     1.00
-------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                  0.02                0.03                0.01
-------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                               (0.02)              (0.03)              (0.01)
-------------------------------------------------------------------------------------------
 Net asset value, end of period      $   1.00            $   1.00          $     1.00
-------------------------------------------------------------------------------------------
 Total return (not annualized)           1.97%               2.31%               0.93%
-------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)   $528,072            $253,617          $   14,010
-------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized)/1/:
  Ratio of expenses to average
   net assets                            1.25%               1.24%               1.23%
  Ratio of net investment income
   to average net assets                 1.67%               2.20%               3.46%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses/1/                 1.31%               1.51%               6.92%
-------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses/1/                            1.61%               1.93%              (2.23)%
-------------------------------------------------------------------------------------------
===========================================================================================
CALENDAR-YEAR RETURNS                     1993               1992                 1991
===========================================================================================
These returns reflect fee waivers and     1.97%              2.31%               0.93%
reimbursements, and are not a
guarantee of future performance.
-------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from December 31 to March 31. /2/ These ratios include expenses charged to the Master Portfolio.


                             Stagecoach Overland Express Sweep Fund Prospectus 9

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Fund, the shareholder servicing agents or investment advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Fund invests in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in the Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt security unless it is specifically designed to pay an adjustable rate.

 . The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Fund:

 . Capped floaters on which interest is not paid when market rates move above a certain level;


10  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.


                                Stagecoach Overland Express Sweep Prospectus  11

General Investment Risks
--------------------------------------------------------------------------------

Leverage Risk-- The risk that a practice may increase the Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depends on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Fund that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

       ========================================================================
       Investment Practice/Risk

       The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

       Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

       Remember, the Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

       In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
       -------------------------------------------------------------------------


12  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

                                                                        OVERLAND
                                                                         SWEEP
================================================================================
INVESTMENT PRACTICE:                         RISK:
================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that         Interest Rate and
are adjusted either on a schedule or         Credit Risk                    .
when an index or benchmark changes.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of         Credit and
a security agrees to buy back a security     Counter-Party Risk             .
at an agreed upon time and price,
usually with interest.
--------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of        Market Risk
another money market fund. A pro rata
portion of the other fund's expenses,                                       .
in addition to the expenses paid by the
Fund, will be borne by Fund shareholders.
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt obligations of       Information, Liquidity,
foreign branches of U.S. banks or U.S.       Political, Regulatory, and     .
branches of foreign banks.                   Diplomatic Risk
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of       Leverage Risk
10% of assets from banks for temporary                                      .
purposes to meet shareholder redemptions.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold,      Liquidity Risk
or cannot be readily sold without                                           .
negatively affecting its fair price.
Illiquid securities are limited to 10%
of assets.
--------------------------------------------------------------------------------

                                Stagecoach Overland Express Sweep Prospectus  13

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy and sell Fund shares once your Fund account is open.

How to Buy Shares

You can buy Fund shares exclusively through a Shareholder Servicing Agent who has entered into an agreement with us to make investments into the Fund on your behalf. Share purchases are made through your Customer Account with a Shareholder Servicing Agent and are governed in accordance with the terms of the Customer Account. Shareholder Servicing Agents automatically invest or "sweep" balances in your Customer Account into shares of the Fund. There are no sales loads for purchasing shares of the Fund, and there are no minimum initial or subsequent purchase amounts applicable to Fund shares. Please contact your Shareholder Servicing Agent for more information.


14  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

Important Information

 .  Your Shareholder Servicing Agent buys and sells shares on your behalf. The
   Shareholder Servicing Agent maintains an account with us in its name on your behalf.

 . Your account agreement with your Shareholder Servicing Agent describes the procedures and regulations governing transactions.

 . Read this Prospectus carefully. Discuss any questions you have with your Shareholder Servicing Agent. You may also ask for copies of the Statement of Additional Information. Copies are available free of charge from your Shareholder Servicing Agent or by calling 1-800-222-8222.

 . We process requests to buy or sell shares each business day at 9:00 AM, (Pacific time). Any request we receive in proper form before 9:00 AM (Pacific time) is processed the same day. Any request we receive after 9:00 AM (Pacific time) are processed the next business day. Occasionally the markets for US Government securities and money market instruments close early. On such days, the cut-off time for trades may be earlier.

 . It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of 9:00 AM (Pacific Time) by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.



                                Stagecoach Overland Express Sweep Prospectus  15

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares:

Shares may be redeemed on any day your Shareholder Servicing Agent is open for business in accordance with the terms of your Customer Account agreement. Please read your account agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Fund. Proceeds of your redemption order will be credited to your Customer Account by your Servicing Agent. The Fund does not charge redemption fees.

================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================

 We process requests to sell shares each business day. Requests we receive in proper form before 9:00 AM (Pacific time) generally are processed at 9:00 AM (Pacific time) on the same day.
--------------------------------------------------------------------------------

 Requests we receive after the above-specified time are deemed to be received and are processed the next business day at the applicable NAV.
--------------------------------------------------------------------------------

 We reserve the right to delay payment of a redemption until we are reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period.
--------------------------------------------------------------------------------



16  Stagecoach Overland Express Sweep Prospectus

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affects the Fund and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by the Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes. As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption of your Fund shares.



                                Stagecoach Overland Express Sweep Prospectus  17

Other Information
--------------------------------------------------------------------------------

Historical Fund Information

Overland Express Sweep Fund--Commenced operations on October 1, 1991 as the Overland Sweep Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Sweep Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. Prior to December 15, 1997, the Overland Fund invested in a Master Portfolio with a corresponding investment objective. The Fund currently invests directly in a portfolio of securities and does not invest in a Master Portfolio.

Wells Fargo & Company/Norwest Merger--Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo &Company. Wells Fargo Bank has advised the Fund that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Fund.

Minimum Account Value Statements-- Your Shareholder Servicing Agent mails statements after any account activity, including dividends or capital gains, and at year-end. Your Shareholder Servicing Agent will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


18  Stagecoach Overland Express Sweep Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

Voting Rights-- All shares of the Fund have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

A number of different companies provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Stagecoach

The Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members or amending fundamental investment strategies or policies.


                                Stagecoach Overland Express Sweep Prospectus  19

Organization and Management of the Fund
--------------------------------------------------------------------------------

================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
              FINANCIAL SERVICES FIRMS AND THEIR REPRESENTATIVES
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA

 Markets the Fund,     Manages the Fund's   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Fund's business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Fund's investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA

Manages the Fund's investment activities      Provides safekeeping for the
                                              Fund's assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Fund's activities
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described. The Statement of Additional Information for the Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets.


20  Stagecoach Overland Express Sweep Prospectus

--------------------------------------------------------------------------------

The Fund paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended Dec. 31, 1997:

--------------------------------------------------------------------------------
Overland Express Sweep Fund                                                .43%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Fund, WCM is entitled to receive from Wells Fargo Bank .05% of the Fund's assets up to the first $960 million and .04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Funds to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Fund. Wells Fargo Bank is paid .03% of the Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Fund's distributor and co-administrator. Stephens receives .04% of the Fund's assets for its role as co-administrator. Stephens also receives all distribution plan fees.

Distribution Plan

We have adopted a distribution plan for the Fund. This plan is used to pay for distribution-related services, including on-going compensation to selling agents. The Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under this plan is as follows:


--------------------------------------------------------------------------------
Overland Express Sweep Fund                                                .30%
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have a Shareholder Servicing Plan for the Fund. We have agreements with various Shareholder Servicing Agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services the Fund pays as follows:


--------------------------------------------------------------------------------
Overland Express Sweep Fund                                                .30%
--------------------------------------------------------------------------------


                                Stagecoach Overland Express Sweep Prospectus  21

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of the Fund, there is a chart showing important financial information about the Fund. The chart is called "Financial Highlights" and is designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Overland Express Sweep Fund Calendar-year returns, or as indicated. The financial statements are included in the Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.



22  Stagecoach Overland Express Sweep Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Annual Report and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

Business Day

Any day the Fund is open. The Fund is generally open Monday through Friday and is closed weekends and New York Stock Exchange holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.



                                Stagecoach Overland Express Sweep Prospectus  23

Glossary
--------------------------------------------------------------------------------

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Fund is determined each business day at 9:00 AM (Pacific time).

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Funds' distributor that allows them to sell Fund shares.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


24  Stagecoach Overland Express Sweep Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------



                                Stagecoach Overland Express Sweep Prospectus  25

This page intentionally left blank
--------------------------------------------------------------------------------



26  Stagecoach Overland Express Sweep Prospectus

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        =======================================================================
        STAGECOACH MONEY MARKET FUNDS:
        -----------------------------------------------------------------------
        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.
        . involve investment risk, including possible loss of principal.
        . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        =======================================================================

[LOGO OF RECYCLED PAPER]                                         SC OEX P (8/98)
Printed on Recycled Paper

                                      LOGO
                                WELLS FARGO LOGO
                                STAGECOACH FUNDS

                         -----------------------------
                                   PROSPECTUS
                         -----------------------------

                          PRIME MONEY MARKET FUND

                                    Class A

                              August 1, 1998

                              STAGECOACH FUNDS(R)

                         PRIME MONEY MARKET FUND
                                CLASS A SHARES

 Stagecoach Funds, Inc. (the "Company") is an open-end management investment company. This Prospectus contains information about one class offered by one fund of the Stagecoach Family of Funds -- Class A shares of the PRIME MONEY MARKET FUND (the "Fund").

 The PRIME MONEY MARKET FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

 Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own. A Statement of Additional Information ("SAI"), dated August 1, 1998, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA or your financial consultant for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 WELLS FARGO  BANK IS  THE  FUND'S INVESTMENT  ADVISOR AND  ADMINISTRATOR AND
  PROVIDES THE FUND WITH CERTAIN OTHER SERVICES FOR WHICH IT IS COMPENSATED.
   WELLS CAPITAL  MANAGEMENT ("WCM"),  A WHOLLY  OWNED SUBSIDIARY  OF WELLS
    FARGO BANK, IS THE INVESTMENT SUB-ADVISOR. STEPHENS INC. ("STEPHENS"),
     WHICH IS  NOT AFFILIATED  WITH WELLS FARGO  BANK, IS THE  FUND'S CO-
                      ADMINISTRATOR AND DISTRIBUTOR.

                     PROSPECTUS DATED AUGUST 1, 1998

                                                                     PROSPECTUS

                               Table of Contents

                                    -------

Prospectus Summary                                                             1

Summary of Fund Expenses                                                       3

Explanation of Tables                                                          4

Financial Highlights
                                                                          4

How the Fund Works
                                                                          6

The Fund and Management
                                                                         11

Investing in the Fund
                                                                         12

Dividend and Capital Gain Distributions
                                                                         18

How to Redeem Shares
                                                                         18

Additional Shareholder Services
                                                                         23

Management, Distribution and Servicing Fees
                                                                         25

Taxes
                                                                         28

Prospectus Appendix -- Additional Investment Policies                        A-1


                                                                      PROSPECTUS

                               Prospectus Summary

 The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The PRIME MONEY MARKET FUND seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing its assets in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
   INVESTMENT?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How the Fund Works -- Investment Objective and Policies -- Risk Factors" below and "Additional Permitted Investment Activities" in the SAI for further information about the Fund's investments and related risks.

Q.WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment advisor, manages your investments. Wells Fargo Bank also provides the Fund with administration, transfer agency, dividend disbursing agency, and custodial services. In addition, Wells Fargo Bank isa shareholder servicing agent and a selling agent for the Fund. See "The Fund and Management" and "Management, Distribution and Servicing Fees."

Q. HOW DO I INVEST?

A. You may invest by purchasing Fund shares at net asset value ("NAV"). You may open an account by investing at least $1,000, and you may add to your account by making additional investments of at least $100, with certain exceptions. Shares may be purchased on any day the Fund is open by wire, by mail, or by an automatic


                                       1                              PROSPECTUS
   investment feature called the AutoSaver Plan. See "Investing in the Fund" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).

Q.HOW WILL I RECEIVE DIVIDEND AND ANY CAPITAL GAIN DISTRIBUTIONS?

A. Dividends are declared daily, distributed monthly and automatically reinvested in additional shares of the same class of the Fund at net asset value unless you elect to receive dividends credited to your Wells Fargo Bank account or distributed in cash. Any capital gains are distributed at least annually. Investment income available for distribution to holders of a class of shares is reduced by the class expenses payable on behalf of those shares. See "Dividend and Capital Gain Distributions" and "Additional Shareholder Services."

Q.HOW MAY I REDEEM SHARES?

A. You may redeem Fund shares at NAV, without charge, on any day the Fund is open by telephone (unless you have declined this feature on your account application), by letter, or on a regular monthly basis, by an automatic feature called the Systematic Withdrawal Plan. See "How to Redeem Shares" for more details, or contact Stephens (the Fund's distributor), a shareholder servicing agent or a selling agent (such as Wells Fargo Bank).


PROSPECTUS                             2

                            Summary of Fund Expenses


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                  PRIME MONEY
                                                                  MARKET FUND
                                                                    CLASS A
                                                                  -----------
  Maximum Sales Charge on Purchases (as a percentage of offering
   price)........................................................    None
  Maximum Sales Charge on Reinvested Distributions...............    None
  Maximum Sales Charge on Redemptions............................    None
  Exchange Fees..................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                   PRIME MONEY
                                                                   MARKET FUND
                                                                     CLASS A
                                                                   -----------
  Management Fee (after waivers or reimbursements)/1/.............    0.10%
  Rule 12b-1 Fee..................................................    0.05%
  Other Expenses..................................................    0.60%
                                                                      ----
  TOTAL FUND OPERATING EXPENSES (after waivers or
   reimbursements)/2/.............................................    0.75%
                                                                      ====

 --------------------------------

 /1/Management Fee (before waivers or reimbursements) would be payable at a maximum annual rate of 0.25%.

 /2/Total Fund Operating Expenses (before waivers or reimbursements) would be 0.83%.


EXAMPLE OF EXPENSES

 You would pay the following expenses on a $1,000 investment in the Fund's Class A shares, assuming a 5% annual return and redemption at the end of each time period indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
    Prime Money Market Fund....................    $8     $24     $42     $93

                                       3                              PROSPECTUS

                             Explanation of Tables

 The purpose of the foregoing tables is to help you understand the various costs and expenses that a shareholder in the Fund will pay directly or indirectly. You may purchase Fund shares directly from the Company or through Wells Fargo Bank or other institutions that have developed various account products through which Fund shares may be purchased, and for which customers may be charged a fee. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or another institution directly on certain customer accounts in connection with an investment in the Fund.

 SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

 ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal period. These amounts have been restated to reflect voluntary fee waivers and expense reimbursements expected to be in effect during the current year. Any waivers or reimbursements will reduce the Fund's total expenses. There can be no assurance that such waivers or reimbursements will continue. The Fund understands that a shareholder servicing agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see "Investing in the Fund -- How to Buy Shares" and "Management, Distribution and Servicing Fees."

 EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. The rate of return should not be considered an indication of actual or expected performance of the Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

                              Financial Highlights

  The following information has been derived from the Financial Highlights in the Fund's financial statements, and is provided to assist you in evaluating the Fund's historical performance. The Fund's financial statements were audited by KPMG Peat Marwick, LLP, except for periods prior to October 1, 1995, which were audited by other auditors. This information should be read in conjunction with the Fund's financial statements and the notes thereto. The SAI has been incorporated by reference into this prospectus.


PROSPECTUS                             4

                        PRIME MONEY MARKET FUND/1/
                        FOR A CLASS A SHARE OUTSTANDING

                            CLASS A SHARES/3/
                      -------------------------------
                        YEAR     SIX MONTHS   YEAR
                        ENDED      ENDED      ENDED
                      MARCH 31,  MARCH 31,  SEPT. 30,
                        1998      1997/2/     1996
                      ---------  ---------- ---------
 Net Asset Value,
 beginning of
 period...........    $   1.00    $   1.00  $   1.00
                      --------    --------  --------
 Income from
 Investment
 Operations:
 Net Investment
 Income...........        0.05        0.02      0.05
 Net realized and
 unrealized gain
 on investment....        0.00        0.00      0.00
                      --------    --------  --------
  Total from
  Investment
  Operations......        0.05        0.02      0.05
 Less
 Distributions:
 Dividends from
 net investment
 income...........       (0.05)     (0.02)     (0.05)
 Distributions
 from net realized
 gain.............        0.00        0.00      0.00
                      --------    --------  --------
 Total from
 Distributions....       (0.05)      (0.02)    (0.05)
                      --------    --------  --------
 Net Asset Value,
 end of period....    $   1.00    $   1.00  $   1.00
                      ========    ========  ========
 Total Return (not
 annualized)......        5.24%       2.49%     5.09%
 Ratios/Supplemental
 Data:
 Net Assets, end
 of period
 (000s)...........    $592,317    $277,044  $264,900
 Ratios to average
 net assets
 (annualized):
 Ratio of expenses
 to average net
 assets...........        0.61%       0.55%     0.55%
 Ratio of net
 investment income
 to average net
 assets...........        5.11%       4.95%     5.06%
 Ratio of expenses
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........        0.83%       0.75%     0.68%
 Ratio of net
 investment income
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........        4.89%       4.75%     4.93%
                                                        SERVICE SHARES
                      ----------------------------------------------------------------------------------------------
                                    SIX
                        YEAR      MONTHS
                        ENDED      ENDED                            YEAR ENDED MARCH 31,
                      SEPT. 30,  SEPT. 30,     ---------------------------------------------------------------------
                        1995      1994/4/        1994      1993      1992      1991      1990      1989      1988
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Net Asset Value,
 beginning of
 period...........    $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Income from
 Investment
 Operations:
 Net Investment
 Income...........        0.05       0.02          0.03      0.03      0.05      0.07      0.08      0.08      0.06
 Net realized and
 unrealized gain
 on investment....        0.00       0.00          0.00      0.00      0.00      0.00      0.00      0.00      0.00
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
  Total from
  Investment
  Operations......        0.05       0.02          0.03      0.03      0.05      0.07      0.08      0.08      0.06
 Less
 Distributions:
 Dividends from
 net investment
 income...........       (0.05)     (0.02)        (0.03)    (0.03)    (0.05)    (0.07)    (0.08)    (0.08)    (0.06)
 Distributions
 from net realized
 gain.............        0.00       0.00          0.00      0.00      0.00      0.00      0.00      0.00      0.00
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Total from
 Distributions....       (0.05)     (0.02)        (0.03)    (0.03)    (0.05)    (0.07)    (0.08)    (0.08)    (0.06)
                      ---------- ------------- --------- --------- --------- --------- --------- --------- ---------
 Net Asset Value,
 end of period....    $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                      ========== ============= ========= ========= ========= ========= ========= ========= =========
 Total Return (not
 annualized)......        5.60%      3.71%/5/      3.00%     3.32%     5.22%     7.72%     8.82%     7.88%     6.50%
 Ratios/Supplemental
 Data:
 Net Assets, end
 of period
 (000s)...........    $614,101   $565,305      $527,599  $468,479  $528,397  $543,834  $493,641  $496,675  $628,987
 Ratios to average
 net assets
 (annualized):
 Ratio of expenses
 to average net
 assets...........        0.41%      0.41%         0.41%     0.41%     0.43%     0.47%     0.54%     0.56%     0.58%
 Ratio of net
 investment income
 to average net
 assets...........        5.47%      3.67%         2.96%     3.27%     5.09%     7.38%     7.95%     7.58%     6.38%
 Ratio of expenses
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........        0.68%      0.89%         0.89%     0.89%     0.91%     0.94%     0.90%     0.90%     0.93%
 Ratio of net
 investment income
 to average net
 assets prior to
 waived fees and
 reimbursed
 expenses.........        5.20%      3.19%         2.48%     2.79%     4.61%     6.91%     7.59%     7.24%     6.03%

-----

 /1/The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM"') served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

 /2/The Fund changed its fiscal year-end from September 30 to March 31.

 /3/Financial data for the year ended September 30, 1996 includes the performance of the Investor shares of the predecessor portfolio, which commenced operations October 1, 1995.

 /4/The Fund changed its fiscal year-end from March 31 to September 30.

 /5/Annualized.


                                       5                              PROSPECTUS

                               How the Fund Works

INVESTMENT OBJECTIVE AND POLICIES

 Set forth below is a description of the investment objective and related policies of the Fund. The Fund seeks to maintain a net asset value of $1.00 per share. The Fund's assets consist only of obligations with remaining maturities (as defined by the SEC) of 397 days (13 months) or less at the date of acquisition, and the dollar-weighted average maturity of the Fund's investments is 90 days or less. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will be able to maintain a net asset value of $1.00 per share. A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

 The PRIME MONEY MARKET FUND seeks to provide investors with maximized current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues its investment objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, which have remaining maturities not exceeding 397 days (13 months), and in certain repurchase agreements.
 All securities acquired by the Fund will be U.S. Government obligations (see below) or "First Tier Eligible Securities" as defined under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). First Tier Eligible Securities generally consist of instruments that are either rated at the time of purchase in the highest rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by the adviser pursuant to guidelines approved by the Board of Directors.

 U.S. Treasury and U.S. Government Obligations. The Prime Money Market Fund may invest in U.S. Treasury obligations, such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). U.S. Government obligations in which the Fund may invest include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are


PROSPECTUS                             6
supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

 The Fund may also purchase "stripped securities" such as TIGRs or CATs, which are interests in U.S. Treasury obligations offered by broker-dealers and other financial institutions that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

 In addition to the types of instruments described above, the Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution fora specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

 The Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations.

 The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agen-cies or instrumentali-ties. Such obligations include debt obligations of supra-national entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic recon-struction or development and international banking institutions and related
government agencies. Examples of these include the Interna     -


                                       7                              PROSPECTUS
tional Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

 The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit-card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less.

 The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

 A more complete description of the Fund's investments and investment activities is contained in "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

RISK FACTORS

 Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the FDIC, nor are they insured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invest. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

 The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days. In addition, Fund purchases must present minimal credit risks and be of the highest quality (i.e., be rated in the top rating category by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by the Fund's adviser under guidelines adopted by the Company's Board of Directors).

 The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser prohibits the purchase for the Fund of many types of floating-rate derivative securities that are considered


PROSPECTUS                             8
potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

 . capped floaters (on which interest is not paid when market rates move above a certain level);

 . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

 . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

 . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

 . inverse floaters (which reset in the opposite direction of their index).

 Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

 Since the Prime Money Market Fund may purchase securities issued by foreign issuers, it may be subject to investment risks which are different in some respects from those incurred by a fund that invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding and other taxes by foreign countries on income received from sources within such foreign countries, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.

 The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.


                                       9                              PROSPECTUS

 Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depend on the smooth functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

 Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that it will always be able to do so. See "Prospectus Appendix -- Additional Investment Policies" and the SAI for further information about investment policies and risks.

PERFORMANCE

 The performance of each class of shares of the Fund may be advertised from time to time in terms of current yield, effective yield and average annual total return. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of the Fund.

 Yield refers to the income generated by an investment in the Fund's class over a specified period (usually 7 days), expressed as an annual percentage rate. Effective yield is calculated similarly but assumes reinvestment of the income earned from the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

 Average annual total return of a class of shares is based on the overall dollar or percentage change of an investment in the Fund's class and assumes the investment is at NAV and all dividends and distributions attributable to a class are also reinvested at NAV in shares of the class.

 In addition to presenting these standardized performance calculations, at times, the Fund also may present nonstandard performance figures, such as yields and effective yields for a 30-day period or, in sales literature, distribution rates. Because of the differences in the fees and/or expenses borne by shares of each class of the Fund, the performance figures on such shares can be expected, at any given time, to vary from the performance figures for other classes of the Fund.

 Additional performance information is contained in the SAI under "Performance Calculations" and in the Annual Report, which are available upon request without charge by calling the Company at 1-800-222-8222 or by writing the Company at the address shown on the back cover of the Prospectus.


PROSPECTUS                             10

                            The Fund and Management

THE FUND

 The Fund is one fund in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over 30 other Funds. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors at NAV.

 Each class of shares represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses that are allocated to a particular class and, accordingly, may affect performance. For information on another fund or a class of shares, please call Investor Services at 1-800-222-8222 or write the Company at the address shown on the back cover of the Prospectus.

 The Company's Board of Directors supervises the Fund's activities and monitors its contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a Fund shareholder, you are entitled to one vote for each share you own and fractional votes for fractional shares you own. See "Management" in the SAI for more information on the Company's Directors and Officers. A more detailed description of the voting rights and attributes of the shares is contained under "Capital Stock" in the SAI.

MANAGEMENT

 Wells Fargo Bank serves as the Fund's investment advisor, administrator, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank serves as a shareholder servicing agent and as a selling agent of the Fund. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as investment adviser to other separately managed funds of the Company, and as investment advisor or sub-advisor to separately managed funds of three other registered, open-end,


                                       11                             PROSPECTUS
management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105. Wells Fargo Investment Management, Incorporated, a wholly-owned subsidiary of Wells Fargo Bank, has changed its name to Wells Capital Management Incorporated and is located at 525 Market Street, San Francisco, California 94105.

 Subsequent to its acquisition by Wells Fargo & Company on April 1, 1996, WFIM (formerly, First Interstate Capital Management, Inc.) served as investment advisor to the predecessor portfolio. Prior to March 18, 1994, the predecessor portfolio's investment adviser was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.

 Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Fund that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Fund.

 Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                             Investing in the Fund

OPENING AN ACCOUNT

 You can buy Class A shares of the Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, please call 1-800-222-8222.


PROSPECTUS                             12

 After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your statement to obtain information about what is required to change registration.

 To invest in the Fund through tax-deferred retirement plans through which the Fund is available, please contact a shareholder servicing agent or a selling agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

 The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

 The value of a Fund share is its net asset value or NAV. Wells Fargo Bank calculates the NAV of each class of the Fund's shares as of 12:00 p.m. (Pacific time) on each day the Fund is open (a "Business Day"). The Fund is open Monday through Friday and is closed on weekends and federal bank holidays. The NAV per share of each class of a Fund is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses are accrued daily and taken into account for the purposes of determining the NAV of a share. As noted above, the Fund seeks to maintain a constant $1.00 NAV share price, although there can be no assurance that it will be able to do so.

 Fund shares may be purchased on any Business Day. Purchase orders received before 12:00 Noon (Pacific time) are processed at 12:00 Noon on that Business Day. Purchase orders received after 12:00 Noon are processed at 12:00 Noon the next Business Day. On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund may close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off time for the Fund may be earlier than 12:00 Noon. All transaction orders are processed at the NAV next determined after the order is received.

 The Fund's NAV is calculated on the basis of the amortized-cost method. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.


                                       13                             PROSPECTUS

HOW TO BUY SHARES

 You may buy Fund shares on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank that is designated in the Account Application and that is approved by the transfer agent (an "Approved Bank Account") is debited, your purchase order is effected, and full and fractional shares are purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Fund may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 10 days).

 Generally, the minimum initial investment is $1,000. The minimum initial investment amounts, however, are $100 for investments made through the AutoSaver Plan (described below) and $250 for investments made through any tax-deferred retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. This means, for example, that you can make an initial investment in the Fund that is less than the minimum balance required, in an exchange from a fund that has a $1,000 minimum investment requirement, except that if the value of your investment in shares of the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into the Fund. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) -- (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial or subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares or ExpressInvest(TM), please call 1-800-222-8222 or contact a shareholder servicing agent or selling agent (as defined below). For additional information on tax-deferred accounts, please refer to "Investing in the Fund -- Tax-Deferred Retirement Plans" or contact a shareholder servicing agent or selling agent.

 The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the books of the Company and share certificates are not issued.


PROSPECTUS                             14

INITIAL PURCHASES BY WIRE

1. Complete an Account Application. Indicate the services to be used.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

  Wells Fargo Bank, N.A.
  San Francisco, California
  Bank Routing Number: 121000248
  Wire Purchase Account Number: 4068-000587

  Attention: Stagecoach Funds Prime Money Market Fund Class A
  Account Name(s): Name(s) in which to be registered
  Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the transfer agent before an account can be opened:

  Wells Fargo Bank, N.A.
  Stagecoach Shareholder Services
  P.O. Box 7066
  San Francisco, California 94120-7066
  Telefacsimile: 1-415-546-0280

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Funds Prime Money Market Fund Class A," to the address set forth under "Initial Purchases by Wire" above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

 The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the transfer agent on a monthly basis from your Approved Bank Account. You may open an Approved Bank Account with Wells Fargo Bank. The transfer agent withdraws and uses this amount to purchase Fund shares on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about


                                       15                             PROSPECTUS
the 20th day of each month. If you hold shares through a brokerage account, the AutoSaver Plan will comply with the terms of your brokerage agreement. The transfer agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Company for participating in the AutoSaver Plan.

 You may change your investment amount, the date on which your AutoSaver purchase is effected, suspend purchases or terminate your election at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

 You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a shareholder servicing agent or a selling agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

 Application materials for opening a tax-deferred retirement plan can be obtained from a shareholder servicing agent or a selling agent. Return your completed tax-deferred retirement plan application to your shareholder servicing agent or selling agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your shareholder servicing agent or selling agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

 You may make additional purchases of $100 or more by instructing the Fund's transfer agent to debit your Approved Bank Account by wire with an instruction to the wiring bank to transmit the specified amount as directed above for initial purchases or by mail with a check payable to "Stagecoach Funds Prime Money Market Fund Class A" to the address set forth above under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Account Statement or a letter providing your Fund account number.


PROSPECTUS                             16

PURCHASES THROUGH SELLING AGENTS

 You may place a purchase order for shares of the Fund through a broker/dealer or financial institution that has entered into a selling agreement with Stephens, the Fund's distributor (a "Selling Agent") by 12:00 p.m. (Pacific time) on any Business Day, including orders for which payment is to be made from your free cash credit balance maintained with a Selling Agent. These purchase orders are executed on the same day the order is placed if notice is provided to the transfer agent by 12:00 p.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day. If your purchase order is received by a Selling Agent after 12:00 p.m. (Pacific time) on any Business Day or if federal funds are not received by the transfer agent before the close of business that day, then your purchase order generally is executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. A financial institution that acts as a selling agent, shareholder servicing agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

 Purchase orders for Fund shares may be transmitted to the transfer agent through any entity that has entered into a shareholder servicing agreement with the Fund (a "Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees -- Shareholder Servicing Agent" for more information. A Shareholder Servicing Agent may transmit your purchase order to the transfer agent, including an order for which payment is to be transferred from your Approved Bank Account or wired from a financial institution. If the Shareholder Servicing Agent transmits your order to the transfer agent before 12:00 p.m. (Pacific time) and if federal funds are received by the transfer agent before the close of business that day, the purchase order is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the transfer agent after 12:00 p.m. or if federal funds are not received by the transfer agent before the close of business that day, then your order generally is executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed as of 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the transfer agent.

STATEMENTS AND REPORTS

 The Company, or a Shareholder Servicing Agent on its behalf, typically sends you a monthly statement of your Fund account after any account activity, including transactions, dividends, or capital gains, and at year-end. Every January, you will be provided a statement with tax information for the previous year to assist you in tax return preparation. At least twice a year, the Company's financial statements are mailed to shareholders of record.


                                       17                             PROSPECTUS

                           Dividend and Capital Gain
                                 Distributions

 The Fund intends to distribute dividends of its net investment income on a daily basis payable to shareholders of record as of 12:00 noon (Pacific time). If your purchase order is received before 12:00 noon on any Business Day, you begin earning dividends on that Business Day and continue to earn dividends through the day before you redeem such shares. If your purchase order is received at or after 12:00 noon on any Business Day, you begin earning dividends on the next Business Day and continue to earn dividends through the day on which you redeem your shares. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive any accrued dividends together with your redemption proceeds. The Fund will distribute any capital gains at least annually.

 Dividends declared in a month generally are distributed on the last Business Day of the month. You have three options for receiving dividend and any capital-gain distributions. They are discussed under "Additional Shareholder Services -- Dividend and Capital Gain Distribution Options" below.

                              How to Redeem Shares

 You may redeem Fund shares on any Business Day without a charge by the Company. Your shares are redeemed at the NAV next calculated after the Company has received your redemption order. Redemption orders that are received by the transfer agent before 12:00 noon (Pacific time) on any Business Day are executed on that day. Redemption orders that are received after 12:00 noon on any Business Day are executed on the next Business Day. The Company ordinarily remits your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (c) a period during which the SEC by order permits deferral of redemptions for the protection of the Fund's security holders. In addition, the Fund may hold payment on your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 10 days from the purchase date). To ensure acceptance of your redemption order, please follow the procedures described below. In addition, the Company reserves the right to impose charges for wiring redemption proceeds.


PROSPECTUS                             18

 All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by Fund shareholders during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. The securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities to cash.

 Due to the high cost of maintaining Fund accounts with small balances, the Company reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to at least the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

 Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the transfer agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. The Company requires the transfer agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the transfer agent will be liable for following telephone instructions reasonably believed to be genuine.


                                       19                             PROSPECTUS

REDEMPTIONS BY LETTER

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your taxpayer identification number ("TIN"), which is generally your social security or employer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your Approved Bank Account, or other unusual circumstances exist that cause the transfer agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Unless other instructions are given in proper form, a check for your net redemption proceeds is sent to your address of record.

EXPEDITED REDEMPTIONS BY LETTER OR TELEPHONE

 You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds (but not the Fund's receipt of your redemption request) would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you specifically decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

 You may request expedited redemption by telephone by calling the transfer agent at the telephone number listed on your statement or by calling 1-800-222-8222.


PROSPECTUS                             20

 You may mail your expedited redemption request to the transfer agent at the address set forth under "Investing in the Fund -- Initial Purchases by Wire."

 Upon request, proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account at an Approved Bank or a Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request for Fund shares is received by the transfer agent before 12:00 p.m. (Pacific time) on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the same Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

 During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the transfer agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Company reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

 The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The transfer agent redeems sufficient shares and mails or deposits your proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Company for participating in the Systematic Withdrawal Plan.

 It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal


                                       21                             PROSPECTUS
amount, suspend withdrawals or terminate your participation in the Plan at any time by notifying the transfer agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank Account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

 You may request a redemption of Fund shares through your Selling Agent. Redemption orders transmitted by a Selling Agent to the transfer agent before 12:00 p.m. (Pacific time) on any Business Day are executed on that day. Redemption orders transmitted by a Selling Agent to the transfer agent after 12:00 p.m. on any Business Day generally are executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with a Selling Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the redemption proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

 You may request a redemption of Fund shares through your Shareholder Servicing Agent. Redemption requests made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by the Shareholder Servicing Agent to the transfer agent before 12:00 p.m. (Pacific time) on any Business Day are executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent after 12:00 p.m. on any Business Day generally are executed on the next Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Company.

 Unless you have made other arrangements with your Shareholder Servicing Agent and the transfer agent has been informed of such arrangements, proceeds of a redemption order made through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing


PROSPECTUS                             22

Agent may charge you a service fee. In addition, the Shareholder Servicing Agent may benefit from the use of your redemption proceeds until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                        Additional Shareholder Services

 The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, you have three dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

 When you fill out your Account Application, you can choose from three distribution options listed below. If you have questions about the distribution options available to you, please call 1-800-222-8222.

 A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividend and/or capital gain distributions in additional shares of the same class of the Fund that paid the dividends or distributions. Distributions declared in a month are reinvested at NAV on the last Business day of the month. You are assigned this option automatically if you make no choice on your Account Application.

 B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividend and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and your distribution is returned to the dividend disbursing agent, your distribution is reinvested in your Fund account at the NAV next determined after the distribution has been received. In addition, your Automatic Clearing House Option is then converted to the Automatic Reinvestment Option.

 C. The CHECK PAYMENT OPTION lets you receive a check for all dividend and capital gain distributions, which generally is mailed either to your designated address or your Approved Bank Account early in the month following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks are reinvested in your Fund account at the NAV next determined after the distribution has been received. Your Check Payment Option is then converted to the Automatic Reinvestment Option.

 The Company makes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The


                                       23                             PROSPECTUS
dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

EXCHANGE PRIVILEGE

 The exchange privilege is a convenient way to buy shares in Stagecoach Funds to respond to changes in your investment needs. You can exchange Class A shares of the Fund for Class A or Class B shares of another fund in the Stagecoach Family of Funds.

 You should consider the following important factors in deciding whether to exchange shares:

 . You will need to read the prospectus of the fund into which you want to exchange.

 . Every exchange is a redemption of shares of one fund and a purchase of shares of another fund.

 . You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.

 . If you exchange Class A shares, you will need to pay the load that you are subject to in the new fund (which is up to a maximum of 4.50%).

 . Stagecoach may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, Stagecoach will notify you 60 days before discontinuing or modifying the exchange privilege.

 . For purposes of the exchange privilege, shares of the Equity Index, California Tax-Free Money Market and National Tax-Free Money Market Funds are considered Class A shares.

 You may exchange shares by writing the transfer agent or, if you have telephone privileges, you may call the transfer agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.


PROSPECTUS                             24

                          Management, Distribution and
                                 Servicing Fees

INVESTMENT ADVISOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment advisor, provides investment guidance and policy direction in connection with the management of the Fund's assets. The advisor also furnishes the Board of Directors with periodic reports on the Fund's investment strategies and performance. For these services, the advisor is entitled to a monthly investment advisory fee at the annual rate of 0.25% of the average daily net assets of the Fund and may waive such fee in whole or in part. Any such waiver will reduce the Fund's expenses and accordingly, have a favorable impact on the Fund's yield. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended March 31, 1998, the Fund paid advisory fees at the annual rate of 0.10%.

INVESTMENT SUB-ADVISOR

 WCM, a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Fund, WCM is entitled to receive from Wells Fargo Bank 0.05% of the Fund's assets up to the first $960 million and 0.04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. The minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Fund to Wells Fargo Bank.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Under the Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. Wells Fargo Bank performs its custodial and transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.


                                       25                             PROSPECTUS

SHAREHOLDER SERVICING AGENT

 On behalf of the Class A shares, the Fund has entered into a Shareholder Servicing Agreement with Wells Fargo Bank and may enter into similar agreements with other entities. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive fees at the annual rate of up to 0.30% (0.25% prior to September 1, 1997) of the average daily net assets of the Class A shares owned by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In no case shall payments exceed any maximum amount under applicable laws, regulations or rules, including the Conduct Rules of the NASD ("NASD Rules").

 Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent has agreed to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

ADMINISTRATOR AND CO-ADMINISTRATOR

 Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administration services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business, and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive a monthly fee at the annual rate of 0.03%, and 0.04%, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administration duties to sub-administrators.

 Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets for administration services.



PROSPECTUS                             26

DISTRIBUTOR

 Stephens distributes the Fund's shares. Stephens is a full service broker/ dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

 Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the Fund's Class A shares under the SEC's Rule 12b-1 (the "Plan"). Under the Plan, Stephens is entitled, as compensation for distribution-related services or as reimbursement for distribution-related expenses a monthly fee at an annual rate of up to 0.05% of the average daily net assets attributable to the Fund's Class A shares. Distribution-related services may include, among other services, costs and expenses for advertisements, sales literature, direct mail or any other form of advertising; expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; costs of printing prospectuses and other materials to be given or sent to prospective investors; and other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Fund.

 Under the Distribution Agreement, Stephens may enter into Selling Agreements with Selling Agents that wish to make available shares of the Fund to their respective customers. On behalf of the Class A shares, the Fund may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities are allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

 Stephens has established a cash and non-cash compensation program, pursuant to which broker/ dealers or financial institutions that sell shares of the Company's fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to


                                       27                             PROSPECTUS
participate in golf or other outings and gift certificates for meals or merchandise, or the cash value of a non-cash compensation item. Stephens may, from time to time, pay additional compensation to selling agents that will not exceed the maximum compensation permitted under Rule 12b-1.

 Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

 From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each fund of the Company bears all costs of its operations, including its pro rata portion of the Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrator or any of their affiliates; advisory, transfer agency, custody and administration fees, and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     Taxes

 Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and are taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and are taxable to the Fund's shareholders as long-term capital gains. Under the Taxpayer Relief Act of 1997, noncorporate shareholders may be taxed on such distributions at preferential rates. See "Federal Income Taxes -- Capital Gain Distributions" in your SAI. In general, your distributions will be taxable when paid, regardless of the distribution option you choose (see the section entitled "Additional Shareholder Services -- Dividends and Distribution Options." However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

 Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in your SAI. In certain


PROSPECTUS                             28
circumstances, U.S. residents may also be subject to backup withholding taxes. See "Federal Income Taxes -- Backup Withholding" in your SAI.

 The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor with respect to your specific tax consequences of purchasing, holding and redeeming Class A shares. Further federal income tax considerations are discussed in your SAI.


                                       29                             PROSPECTUS

                             Prospectus Appendix --
                         Additional Investment Policies

FUND INVESTMENTS

  The Prime Money Market Fund may invest in the following:

(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises, including U.S. Treasury obligations ("U.S. Government obligations") (discussed below);

(ii)       certain repurchase agreements (discussed below);

(iii)      certain floating- and variable-rate instruments;

(iv) securities purchased on a "when-issued" basis and securities purchased or sold on a "forward commitment" basis or "delayed settlement" basis (discussed below);

(v)        certain securities issued by other investment companies;

(vi) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

(vii) commercial paper rated at the date of purchase Prime-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

(viii) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

(ix) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

(x)        mortgage-backed securities (discussed below); and

(xi)       certain other asset-backed securities (discussed below).

                                      A-1                             PROSPECTUS

 Asset-Backed Securities

  The Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

 Floating- and Variable-Rate Obligations

  The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's


PROSPECTUS                            A-2
portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

 Foreign Obligations

  The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

 Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

  The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

 Illiquid Securities

  The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may invest up to 10% of its net assets in illiquid securities.


                                      A-3                             PROSPECTUS

 Mortgage-Backed Securities

  The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

  There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that the adviser's assumptions about prepayments are inaccurate, these securities may expose the Fund, to significantly greater market risks than expected.

 Other Investment Companies

  The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

 Repurchase Agreements

  The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The


PROSPECTUS                            A-4
maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

  The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Funds total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Borrowing and Reverse Repurchase Agreements. The Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

 U.S. Government and U.S. Treasury Obligations

  The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates


                                      A-5                             PROSPECTUS
increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  The Fund may invest in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury STRIPS are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

  The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

INVESTMENT POLICIES AND RESTRICTIONS

 The Fund's investment objective, as set forth under "How the Fund Works -- Investment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective could best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

 As matters of fundamental policy, the Fund may: (i) borrow from banks up to 20% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); and (ii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding, U.S. Government obligations and obligations of U.S. banks and certain U.S. branches of foreign banks.

 These investment restrictions are applied at the time investment securities are purchased. As a matter of nonfundamental policy, the Fund may make loans of portfolio securities or other assets, although the Fund does not intend to do so during the current fiscal year.


PROSPECTUS                            A-6

  The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

    (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

    (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
  (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

    (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

 Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the adviser, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act that (i) is not traded flat or in default as to interest or principal and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the adviser, pursuant to guidelines established by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the adviser, pursuant to guidelines established by the Company's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.


                                      A-7                             PROSPECTUS

STAGECOACH FUNDS(R)
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH MONEY MARKET FUNDS:
 --------------------------------------------------------------------------
 . are NOT FDIC insured
 . are NOT deposits or obligations of Wells Fargo Bank
 . are NOT guaranteed by Wells Fargo Bank
 . involve investment risk, including possible loss of principal

 . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields and returns will vary with market conditions.


          LOGO
      RECYCLED LOGO

 Printed on Recycled Paper                               SC 48 P (8/98)

August 1, 1998

                                                             STAGECOACH FUNDS/R/


Stagecoach
  Money Market Funds
Prospectus




Prime Money Market           Please read this Prospectus and keep it for future
Fund                         reference. It is designed to provide you with
                             important information and to help you decide if a
Treasury Plus Money          Fund's goals match your own.
Market Fund

                             These securities have not been approved or
Administrative Class         disapproved by the U.S. Securities and Exchange
                             Commission ("SEC"), any state securities
Investment Advisor           commission or any other regulatory authority, nor
and Administrator:           have any of these authorities passed upon the
                             accuracy or adequacy of this Prospectus. Any
Wells Fargo Bank             representation to the contrary is a criminal
                             offense.

Investment
Sub-Advisor:                 Fund shares are NOT deposits or other obligations
                             of, or issued, endorsed or guaranteed by, Wells
Wells Capital                Fargo Bank, N.A. ("Wells Fargo Bank"), Wells
Management                   Capital Management Incorporated ("Wells Capital
                             Management "or "WCM"), or any of their affiliates.
Distributor and              Fund shares are NOT insured or guaranteed by the
Co-Administrator:            U.S. Government, the Federal Deposit Insurance
                             Corporation ("FDIC"), the Federal Reserve Board or
Stephens Inc.                any other governmental agency. AN INVESTMENT IN A
                             FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
                             LOSS OF PRINCIPAL. WE CANNOT ASSURE YOU THAT A
                             FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF
                             $1.00 PER SHARE.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Fund offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

The Funds have a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969. The Statement of Additional Information and other information about the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                                  Key Information                            4

                                  Summary of Expenses                        6

--------------------------------------------------------------------------------

The Funds                         Prime Money Market Fund                    8

This section contains             Treasury Plus Money Market Fund           11
important information
about the individual Funds.       General Investment Risks                  14

--------------------------------------------------------------------------------

Your Account                      Your Fund Account                         18

Turn to this section for          How to Buy Shares                         19
information on how to
open and maintain                 How to Sell Shares                        20
your account, including
how to buy, sell and              Exchanges                                 21
exchange Fund shares.
                                  Other Information                         22

--------------------------------------------------------------------------------

Reference                         Organization and Management
                                   of the Funds                             25
Look here for details
on the organization of            How to Read the Financial Highlights      28
the Funds and term
definitions.                      Glossary                                  30

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

What are Administrative Shares?

Administrative shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


4 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder. What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 17.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are distributed at least annually.


                                      Stagecoach Money Market Funds Prospectus 5

Money Market Funds                                           Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                                Prime      Treasury Plus
--------------------------------------------------------------------------------
 Maximum sales charge on a purchase
 (as a percentage of offering price)            None           None
--------------------------------------------------------------------------------
 Maximum sales charge on reinvested
 dividends                                      None           None
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 redemptions                                    None           None
--------------------------------------------------------------------------------
 Exchange fees                                  None           None
--------------------------------------------------------------------------------
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Annual Fund operating expenses reflect amounts paid by each Fund during the prior fiscal period. They have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                                                Prime      Treasury Plus
--------------------------------------------------------------------------------
 Management fee
 (after waivers)                                0.10%          0.10%
--------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)              0.35%          0.35%
================================================================================
 TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursements)              0.45%          0.45%
================================================================================
 Management fee
 (before waivers)                               0.25%          0.25%
--------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)             0.35%          0.35%
--------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES
 (before waivers or reimbursements)             0.60%          0.60%
--------------------------------------------------------------------------------
================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 You would pay the following expenses on a $1,000 investment assuming a 5%
 annual return and that you redeem your shares at the end of each period.
--------------------------------------------------------------------------------
                                                Prime      Treasury Plus
--------------------------------------------------------------------------------
   1 Year                                        $ 5           $  5
--------------------------------------------------------------------------------
   3 Years                                       $14           $ 14
--------------------------------------------------------------------------------
   5 Years                                       $25           $ 25
--------------------------------------------------------------------------------
  10 Years                                       $57           $ 57
--------------------------------------------------------------------------------


6 Stagecoach Money Market Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Prime Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Prime Money Market Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

                Investment Policies

                We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest in:

                . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

                .  negotiable certificates of deposit and banker's acceptances;

                .  repurchase agreements;

                .  U.S. Government obligations;

                . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks; and

                .  shares of other money market funds.


8 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 14 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           For information on Fund fees and expenses, see "Summary of
                Expenses" on page 6.


                                      Stagecoach Money Market Funds Prospectus 9

PrimeMoney Market Fund                                      Financial Highlights

See "Historical Fund Information" on page 23
                          See "How to Read the Financial Highlights" on page 28.

--------------------------------------------------------------------------------

================================================================================
FOR A SHARE OUTSTANDING
================================================================================
                                                                Period Ended
                                                                  March 31,
                                                                   1998/1/
--------------------------------------------------------------------------------
 Net asset value, beginning of period                            $   1.00
--------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                              0.02
  Net realized and gain (loss) on investments                        0.00
--------------------------------------------------------------------------------
 Total from investment operations                                    0.02
--------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                              (0.02)
  Distributions from net realized gain                               0.00
--------------------------------------------------------------------------------
 Total from distributions                                           (0.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                                  $   1.00
--------------------------------------------------------------------------------
 Total return (not annualized)                                       1.57%
--------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                               $600,975
--------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            0.04%
  Ratio of net investment income to average net assets               5.34%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses                                            0.55%
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                5.19%
--------------------------------------------------------------------------------

/1/ The Administrative Class shares commenced operations on December 15,
1997.


10 Stagecoach Money Market Funds Prospectus

Treasury Plus Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OR        Investment Objective
ARROW]
                The Treasury Plus Money Market Fund seeks to provide investors with current income and stability of principal.

                Investment Policies

                We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  in U.S. Treasury obligations; and
                . in repurchase agreements collateralized by U.S. Treasury obligations.

                As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.


                                     Stagecoach Money Market Funds Prospectus 11

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 14 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
PLUS SIGN]
                Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


12 Stagecoach Money Market Funds Prospectus

Treasury Plus Money Market Fund                             Financial Highlights

See "Historical Fund Information" on page 23
                          See "How to Read the Financial Highlights" on page 28.

--------------------------------------------------------------------------------

================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
================================================================================
                                                                Period Ended
                                                                  March 31,
                                                                   1998/1/
--------------------------------------------------------------------------------
 Net asset value, beginning of period                            $   1.00
--------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                              0.02
  Net realized and gain (loss) on investments                        0.00
--------------------------------------------------------------------------------
 Total from investment operations                                    0.02
--------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                              (0.02)
  Distributions from net realized gain                               0.00
--------------------------------------------------------------------------------
 Total from distributions                                           (0.02)
--------------------------------------------------------------------------------
 Net asset value, end of period                                  $   1.00
--------------------------------------------------------------------------------
 Total return (not annualized)                                       1.52%
--------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                               $176,942
--------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                            0.40%
  Ratio of net investment income to average net assets               5.17%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to waived fees
  and reimbursed expenses                                            0.56%
--------------------------------------------------------------------------------
 Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses                                5.01%
--------------------------------------------------------------------------------

/1/ The Administrative Class shares commenced operations on December 15, 1997.


                                     Stagecoach Money Market Funds Prospectus 13

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all risks mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Fund, the Institutions or investment advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by debt securities unless it is specifically designed to pay an adjustable rate.

 . The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

 . Capped floaters on which interest is not paid when market rates move above a certain level;


14 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.


                                     Stagecoach Money Market Funds Prospectus 15

General Investment Risks
--------------------------------------------------------------------------------

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional information for additional information about the investment practices and risks particular to each Fund.
        ========================================================================


16 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

                                                           PRIMARY      TREASURY
================================================================================
IVESTMENT PRACTICES:            RISK:
================================================================================
FLOATING AND VARIABLE
RATE DEBT
Instruments with interest       Interest Rate and             .            .
rates that are adjusted         Credit Risk
either on a schedule or
when an index or benchmark
changes.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which          Credit, Leverage and          .            .
the seller of a security        Counter-Party Risk
agrees to buy back a
security at an agreed upon
time and price, usually
with interest.
--------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment        Market Risk                   .            .
in shares of another money
market fund. A pro rata
portion of the other fund's
expenses, in addition to the
expenses paid by the Fund,
will be borne by Fund
shareholders.
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denomiated debt          Information, Liquidity        .            .
obligations of foreign          Political, Regulatory, and
branches of U.S. banks          Diplomatic Risk
or U.S. branches of
foreign banks.
--------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning         Credit, Leverage and                       .
securities to brokers,          Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in accordance
with existing investment
redemptions.
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an        Leverage Risk                 .            .
equivalent of 20% of assets
from banks for temporary
purposes to meet shareholder
redemption.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be       Liquidity Risk                .            .
readily sold, or cannot be
readily sold without
negatively affecting its
fair price. Illiquid
securities are limited
to 10% of assets for
each Fund.
--------------------------------------------------------------------------------

                                     Stagecoach Money Market Funds Prospectus 17

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Administrative Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investments:

 . Minimum, Initial and Subsequent investment amounts are determined by your Customer Account agreement with your Institution, and are generally:

   .  $150,000 per Fund minimum initial investment; and

   .  $25,000 per Fund for all investments after your first.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 . We process requests to buy or sell shares each business day. Requests we receive in proper form for the Funds before 12:00 noon (Pacific time) are generally processed at 12:00 noon on the same day. Requests we receive in proper form for the Treasury Plus Money Market Fund before 12:00 noon (Pacific time) generally are processed at 2:00 PM on the same day.

 . Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM(Pacific time) from certain institutions with certain automated arrangements in place generally are processed at 2:00 PM on the same day.


 . Requests we receive after the above-specified time are deemed to be received and are processed the next business day at the applicable Net Asset Value
   (NAV).

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is the NAV next determined after a request has been received in proper form.

 . We determine the NAV of each Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information.


18 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds may close early.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Administrative Class shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Administrative shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.


                                     Stagecoach Money Market Funds Prospectus 19

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Administrative Class shares must be redeemed in accordance with the account agreement governing the Customer's Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes for Selling Shares

 . We process requests we receive in proper form for the Prime Money Market Fund before 12:00 noon (Pacific time) on any business day at the NAV determined as of 12:00 noon (Pacific time) on the same business day. Requests we receive in proper form for the Treasury Plus Money Market Fund before 12:00 noon
   (Pacific time) generally are processed at 2:00 PM on the same day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . Requests we receive after the above-specified times are deemed to be received and are processed the next business day at the applicable NAV.

 . We reserve the right to delay payment of a redemption until we are reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to 15 days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to liquidate portfolio securities to pay the redemption in cash. Therefore, we may pay the redemption in part or in whole in securities of equal value.


20 Stagecoach Money Market Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

 . Administrative Class shares may be exchanged for other Administrative Class shares, for Institutional Class shares of the Company's non-money market funds or for Class A shares in connection with the distribution of assets held in certain qualified accounts. Contact your account representative for further details.


                                     Stagecoach Money Market Funds Prospectus 21

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes.

As long as each Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.


22 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Historical Fund Information

Prime Money Market Fund-- The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Plus Money Market Fund-- Prior to August 1, 1990, the Treasury Plus Money Market Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. Prior to April 1, 1996, FICM served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Administrative Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


                                     Stagecoach Money Market Funds Prospectus 23

Other Information
--------------------------------------------------------------------------------

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $150,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- The Institutions mail statements after any account activity, including dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


24 Stagecoach Money Market Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA
 Markets the Funds,    Manages the Funds'   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Funds' business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Funds' investment activities
-------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA
Manages the Funds' investment activities      Provides safekeeping for the
                                              Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


                                     Stagecoach Money Market Funds Prospectus 25

Organization and Management of the Fund
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Administrative Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the U.S. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1998:

--------------------------------------------------------------------------------
Prime Money Market Fund                                         .10%
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund                                 .10%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .05% of each Fund's assets up to the first $960 million and .04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. The minimum annual fee payable to WCM does not increase the fee paid by each Fund to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator.


26 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Administrative Class shares. We have agreements with various Institutions and shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services, the Administrative Class of each Fund pays as follows:

--------------------------------------------------------------------------------
Prime Money Market Fund                                         .15%
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund                                 .15%
--------------------------------------------------------------------------------


                                     Stagecoach Money Market Funds Prospectus 27

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there are charts showing important financial information about the Funds. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Funds. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Administrative Class Calendar-year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-- Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Funds' portfolio (after accounting for expenses) that are attributable to the particular classes of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


28 Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                     Stagecoach Money Market Funds Prospectus 29

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.


30  Stagecoach Money market Funds Prospectus

-------------------------------------------------------------------------------

Liquidity

The ability to readily sell a security at its fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Money Market and Government Money Market Funds is determined each business day at 12:00 noon (Pacific time). The NAV per share of the Treasury plus Money Market Fund is determined each business day at 2:00 pm (Pacific time). The NAV per share of the California Tax-Free Money Market, National Tax-Free Money Market, and 100% Treasury Money Market Funds is determined each business day at 9:00 AM and 1:00 PM (Pacific time).

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

S&P

A nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


31  Stagecoach Money Market Funds Prospectus

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        =======================================================================
        STAGECOACH MONEY MARKET FUNDS:
        -----------------------------------------------------------------------
        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.
        . involve investment risk, including possible loss of principal.
        . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        =======================================================================

[LOGO OF RECYCLED PAPER]                                        SC ADM P (8/98)
Printed on Recycled Paper

August 1, 1998

                                                             STAGECOACH FUNDS/R/


Stagecoach
  Money Market Funds
Prospectus




Prime Money Market      Please read this Prospectus and keep it for future
Fund                    reference. It is designed to provide you with important
                        information and to help you decide if a Fund's goals
Treasury Plus Money     match your own.
Market Fund
                        These securities have not been approved or disapproved
100% Treasury Money     by the U.S. Securities and Exchange Commission ("SEC"),
Market Fund             any state securities commission or any other regulatory
                        authority, nor have any of these authorities passed upon
                        the accuracy or adequacy of this Prospectus. Any
Service Class           representation to the contrary is a criminal offense.



Investment Advisor      Fund shares are NOT deposits or other obligations of, or
and Administrator:      issued, endorsed or guaranteed by, Wells Fargo Bank,
                        N.A. ("Wells Fargo Bank"), Wells Capital Management
Wells Fargo Bank        Incorporated ("Wells Capital Management" or "WCM"), or
                        any of their affiliates. Fund shares are NOT insured or
Investment              guaranteed by the U.S. Government, the Federal Deposit
Sub-Advisor:            Insurance Corporation ("FDIC"), the Federal Reserve
                        Board or any other governmental agency. AN INVESTMENT IN
Wells Capital           A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS
Management              OF PRINCIPAL. WE CANNOT ASSURE YOU THAT A FUND WILL
                        MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.


                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and
                practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

The Funds have a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969. The Statement of Additional Information and other information about the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents


                          Key Information                             4

                          Summary of Expenses                         6

--------------------------------------------------------------------------------

The Funds                 Prime Money Market Fund                     8

This section contains     Treasury Plus Money Market Fund            12
important information
about the individual      100% Treasury Money Market Fund            16
Funds.
                          General Investment Risks                   17

--------------------------------------------------------------------------------

Your Account              Your Fund Account                          22

Turn to this section      How to Buy Shares                          23
for information on how
to open and maintain      How to Sell Shares                         23
your account, including
how to buy, sell and      Exchanges                                  25
exchange Fund shares.
                          Other Information                          26

--------------------------------------------------------------------------------

Reference                 Organization and Management
                           of the Funds                              29
Look here for details
on the organization of    How to Read the Financial Highlights       32
the Funds and term
definitions.              Glossary                                   33

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Funds

The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

What are Service shares?

Service shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").


4  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Investment Practice/Risk table on page 21.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are distributed at least annually.



                                     Stagecoach Money Market Funds Prospectus  5

Money Market Funds                                          Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                      Prime  Treasury Plus  100% Treasury
--------------------------------------------------------------------------------
 Maximum sales charge on a purchase    None       None           None
--------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends                            None       None           None
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
  redemptions                          None       None           None
--------------------------------------------------------------------------------
 Exchange fees                         None       None           None
--------------------------------------------------------------------------------

================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Annual Fund operating expenses reflect amounts paid by each Fund during the prior fiscal period. In some cases, they have been restated to reflect expenses and fee waivers expected to be in effect during the current fiscal year. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                                      Prime  Treasury Plus  100% Treasury
--------------------------------------------------------------------------------
 Management Fee
  (after waivers)                      0.10%      0.10%          0.11%
--------------------------------------------------------------------------------
 Other expenses
  (after waivers or reimbursements)    0.35%      0.35%          0.34%
--------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)    0.45%      0.45%          0.45%
--------------------------------------------------------------------------------
 Management fee
  (before waivers)                     0.25%      0.25%          0.25%
--------------------------------------------------------------------------------
 Other expenses
  (before waivers or reimbursements)   0.40%      0.40%          0.43%
--------------------------------------------------------------------------------
 TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)   0.65%      0.65%          0.68%
--------------------------------------------------------------------------------

================================================================================
  EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return and
 that you redeem your shares at
 the end of each period.              Prime   Treasury Plus   100% Treasury
--------------------------------------------------------------------------------
   1 Year                              $ 5        $ 5            $   5
--------------------------------------------------------------------------------
   3 Years                             $14        $14            $  14
--------------------------------------------------------------------------------
   5 Years                             $25        $25            $  25
--------------------------------------------------------------------------------
  10 Years                             $57        $57            $  57
--------------------------------------------------------------------------------


6  Stagecoach Money Market Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Prime Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Prime Money Market Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

                Investment Policies

                We pursue this objective by actively managing a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investments including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest in:

                . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

                .  negotiable certificates of deposit and banker's acceptances;

                .  repurchase agreements;

                .  U.S. Government obligations;

                . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks; and

                .  shares of other money market funds.


8  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 17 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           For information on Fund fees and expenses, see "Summary of
                Expenses" on page 6.


                                     Stagecoach Money Market Funds Prospectus  9

Prime Money Market Fund  Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 27.                                       Highlights" on page 32.
--------------------------------------------------------------------------------

=============================================================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================================================
                                        SERVICE CLASS SHARES --
                                        COMMENCED ON APRIL 30, 1981
                                        --------------------------------------------------------------------------------------
                                         Mar. 31,         Mar. 31,        Sept.30,        Sept. 30,     Sept. 30,     March 31,
 For the period ended:                    1998            1997/1/         1996/2/          1995/3/       1994          1994
------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period                 $   1.00          $   1.00         $   1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                   0.05              0.03             0.05             0.05          0.02         0.03
  Net realized and
   unrealized gain on
   investments                            0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                              0.05              0.03             0.05             0.05          0.02         0.03
------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                     (0.05)            (0.03)           (0.05)           (0.05)        (0.02)       (0.03)
  Distributions from net
   realized gain                          0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                (0.05)            (0.03)           (0.05)           (0.05)        (0.02)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                              $   1.00          $   1.00         $   1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                             5.37%             2.54%            5.19%            5.60%         3.71%/4/     3.00%
------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)                      $653,693          $626,105         $740,760         $614,101      $565,305     $527,599
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets                     0.45%             0.45%            0.45%            0.41%         0.41%        0.41%
  Ratio of net investment
   income to
   average net assets                     5.24%             5.04%            5.14%            5.47%         3.67%        2.96%
------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                    0.65%             0.60%            0.62%            0.68%         0.89%        0.89%
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed
  expenses                                5.04%             4.89%            4.97%            5.20%         3.19%        2.48%
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
SERVICE SHARE CALNEDAR-YEAR RETURNS                         1997              1996           1995          1994         1993
==============================================================================================================================
Returns for other share classes may vary due to             5.32%            5.16%            5.76%         3.88%        3.00%
different fees and expenses. These returns reflect
fee waivers and reimbursements, do not reflect sales
loads, are not a guarantee of future performance,
and have not been audited.
------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year. /3/ The Fund changed its fiscal year-end from March 31 to September 30. /4/ Annualized

10  Stagecoach Money Market Funds Prospectus

See "Historical Fund Information"                 See "How to Read the Financial
on page 27.                                       Highlights" on page 32.
--------------------------------------------------------------------------------

=============================================================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================================================
                                        SERVICE CLASS SHARES --
                                        COMMENCED ON APRIL 30, 1981
                                        --------------------------------------------------------------------------------------
                                        March 31,       March 31,       March 31,        March 31,     March 31,     March 31,
 For the period ended:                    1993            1992            1991             1990          1989          1988
------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period                 $   1.00          $   1.00         $   1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                   0.03              0.05             0.07             0.08          0.08         0.06
  Net realized and
   unrealized gain on
   investments                            0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                              0.03              0.05             0.07             0.08          0.08         0.06
------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                     (0.03)            (0.05)           (0.07)           (0.08)        (0.08)       (0.06)
  Distributions from net
   realized gain                          0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                (0.03)            (0.05)           (0.07)           (0.08)        (0.08)       (0.06)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                              $   1.00          $   1.00         $   1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                             3.32%             5.22%            7.72%            8.82%         7.88%        6.50%
------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)                      $468,479          $528,397         $543,834         $493,641      $496,675     $628,987
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets                     0.41%             0.43%            0.47%            0.54%         0.56%        0.58%
  Ratio of net investment
   income to
   average net assets                     3.27%             5.09%            7.38%            7.95%         7.58%        6.38%
------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                    0.89%             0.91%            0.94%            0.90%         0.90%        0.93%
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed
  expenses                                2.79%             4.61%            6.91%            7.59%         7.24%        6.03%
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
SERVICE SHARE CALNEDAR-YEAR RETURNS                         1992              1991           1990          1989         1988
==============================================================================================================================
Returns for other share classes may vary due to             3.61%            5.85%            8.03%         9.04%        7.31%
different fees and expenses. These returns reflect
fee waivers and reimbursements, do not reflect sales
loads, are not a guarantee of future performance,
and have not been audited.
------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed its Investment Advisor during this fiscal year. /3/ The Fund changed its fiscal year-end from March 31 to September 30. /4/ Annualized


                                    Stagecoach Money Market Funds Prospectus  11

Treasury Plus Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Treasury Plus Money Market Fund seeks to provide investors with current income and stability of principal.

                Investment Policies

                We manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  in U.S. Treasury obligations; and

                . in repurchase agreements collateralized by U.S. Treasury obligations.

                As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.


12  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 17 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                Unlike the 100% Treasury Money Market, the Treasury Plus Money Market Fund may invest in repurchase agreements; the income from which is not generally exempt from state or local taxes.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                    Stagecoach Money Market Funds Prospectus  13

Treasury Plus Money Market Fund                             Financial Highlights

See "Historical Fund Information"                 See "How to Read the Financial
on page 27.                                       Highlights" on page 32.
--------------------------------------------------------------------------------

=============================================================================================================================
FOR A THE PERIOED ENDED:
=============================================================================================================================
                                        SERVICE CLASS SHARES --
                                        COMMENCED ON OCTOBER 11, 1995
                                        --------------------------------------------------------------------------------------
                                         Mar. 31,         Mar. 31,        Sept.30,        Sept. 30,     Sept. 30,     March 31,
 For the period ended:                    1998            1997/1/         1996/2/           1995          1994/3/       1994
------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period                 $   1.00          $   1.00       $     1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                   0.05              0.02             0.05             0.05          0.02         0.03
  Net realized and
   unrealized gain on
   investments                            0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                              0.05              0.02             0.05             0.05          0.02         0.03
------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                     (0.05)            (0.02)           (0.05)           (0.05)        (0.02)       (0.03)
  Distributions from net
   realized gain                          0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                (0.05)            (0.02)           (0.05)           (0.05)        (0.02)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                              $   1.00          $   1.00       $     1.00       $     1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                             5.20%             2.47%            5.03%            5.42%         3.75%        2.81%
------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)                      $367,111          $483,401       $1,340,325       $1,001,707      $690,630     $654,950
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets                     0.45%             0.45%            0.45%            0.42%         0.43%        0.43%
  Ratio of net investment
   income to
   average net assets                     5.07%             4.91%            4.98%            5.32%         3.72%        2.77%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                       N/A               N/A              N/A              N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                    0.65%             0.61%            0.60%            0.66%         0.90%        0.90%
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed
  expenses                                4.87%             4.75%            4.83%            5.08%         3.25%        2.30%
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                   1997              1996           1995          1994         1993
==============================================================================================================================
Returns for other share classes may vary due to             5.14%            5.00%            5.56%         3.84%        2.80%
different fees and expenses. These returns reflect
fee waivers and reimbursements, do not reflect sales
loads, are not a guarantee of future performance,
and have not been audited.
------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from March 31 to September 30.



14  Stagecoach Money Market Funds Prospectus

Treasury PLUS Money Market Fund                 Financial Highlights (continued)

See "Historical Fund Information"                 See "How to Read the Financial
on page 27.                                       Highlights" on page 32.
--------------------------------------------------------------------------------

=============================================================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================================================
                                        SERVICE CLASS SHARES --
                                        COMMENCED ON OCTOBER 11, 1995
                                        --------------------------------------------------------------------------------------
                                        March 31,       March 31,       March 31,        March 31,     March 31,     March 31,
 For the period ended:                    1993            1992            1991             1990          1989          1988
------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
  beginning of period                 $   1.00          $   1.00         $   1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Income from investment
  operations:
  Net investment income                   0.03              0.05             0.07             0.08          0.07         0.06
  Net realized and
   unrealized gain on
   investments                            0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                              0.03              0.05             0.07             0.08          0.07         0.064
------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                     (0.03)            (0.05)           (0.07)           (0.08)        (0.07)       (0.06)
  Distributions from net
   realized gain                          0.00              0.00             0.00             0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                (0.03)            (0.05)           (0.07)           (0.08)        (0.07)       (0.06)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
  period                              $   1.00          $   1.00         $   1.00         $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------
 Total return (not
  annualized)                             3.13%             5.03%            7.42%            8.58%         7.63%        6.20%
------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000s)                      $614,237          $281,343         $118,623         $ 98,398      $ 90,672     $101,066
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets                     0.43%             0.45%            0.48%            0.56%         0.63%        0.69%
  Ratio of net investment
   income to
   average net assets                     3.04%             4.73%            7.10%            7.73%         7.36%        6.12%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio                                N/A                N/A             N/A              N/A            N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                    0.91%             0.93%            0.94%            0.97%         0.98%        1.05%
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average
  net assets prior to
  waived fees and
  reimbursed
  expenses                                2.56%             4.25%            6.64%            7.32%         7.01%        5.76%
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
SERVICE SHARE calendar-YEAR RETURNS       1993              1992           1991               1990           1989       1988
==============================================================================================================================
Returns for other share classes may       2.80%            3.32%            5.56%             7.75%         8.78%        7.06%
vary due to different fees and expenses.
These returns reflect fee waivers and
reimbursements, do not reflect sales
loads, are not a guarantee of future
performance, and have not been audited.
------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31. /2/ The Fund changed Investment Advisor during this fiscal year.
/3/ The Fund changed its fiscal year-end from March 31 to September 30.


                                    Stagecoach Money Market Funds Prospectus  15

100% Treasury Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The 100% Treasury Money Market Fund seeks to provide investors with stability of principal and current income which is exempt from most state and local personal income taxes.

                Investment Policies

                We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  100% of assets in U.S. Treasury obligations.

                As a temporary defensive measure or to maintain liquidity, we may invest in shares of other money market funds that have a substantially similar investment objective.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 17 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.

                Any capital gains realized by the Fund generally will not be exempt from state and local taxes. For more information, see "Taxes" on page 26, and the Statement of Additional Information.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                Unlike the Treasury Plus Money Market Fund, the 100% Treasury Money Market Fund may not invest in repurchase agreements; the income from which is not generally exempt from state and local personal income taxes.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


16  Stagecoach Money Market Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risk common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Fund, the Institutions or investment advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt security unless it is specifically designed to pay an adjustable rate.

 . The Funds' advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide range of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


                                    Stagecoach Money Market Funds Prospectus  17

General Investment Risks
--------------------------------------------------------------------------------

The following types of floating-rate derivative securities are NOT permitted investments in the Funds:

 . Capped floaters on which interest is not paid when market rates move above a certain level;

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.


18  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair market price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


                                    Stagecoach Money Market Funds Prospectus  19

General Investment Risks
--------------------------------------------------------------------------------


        =======================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
        ========================================================================


20  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------
                                                               TREASURY   100%
                                                         PRIME   PLUS   TREASURY
================================================================================
INVESTMENT PRACTICE:                    RISK:
================================================================================
FLOATING AND VARIABLE RATE DEBT                            *       *
Instruments with interest rates         Interest Rate
that are adjusted either on a           and Credit Risk
schedule or when an index or
benchmark changes.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller       Credit and         *       *
of a security agrees to buy back        Counter-Party Risk
a security at an agreed upon
time and price, usually with interest.
------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares      Market Risk        *       *       *
of another mutual fund. A pro rata
portion of the other fund's expenses,
in addition to the expenses paid by
the Fund, will be borne by Fund
shareholders.
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt obligations      Information,      *       *
of foreign branches of U.S. banks or     Liquidity,
U.S. branches of foreign                 Political,
banks.                                   Regulatory, and
                                         Diplomatic Risk
--------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities       Credit,           *       *       *
in brokers, dealers and financial        Leverage and
institutions to increase return          Counter-Party Risk
on those securities. Loans may be
made in accordance with existing
investment policies.
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent      Leverage Risk     *       *       *
of 20% of assets from banks for
temporary purposes to meet
shareholder redemptions.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security which cannot be readily       Liquidity Risk    *       *
sold, or cannot be readily sold
without negatively affecting its
fair value.
--------------------------------------------------------------------------------


                                    Stagecoach Money Market Funds Prospectus  21

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Service Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account agreement for the rules governing your investment.

Minimum Investment: The minimum initial investment amount required for the Prime, Treasury Plus and 100% Treasury Money Market Funds is $150,000. All subsequent purchases must be in amounts of at least $25,000 per Fund.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 .  We process requests to buy or sell shares each business day.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is the NAV next determined after a request has been received in proper form.

 . We determine the NAV of each share of the Prime Money Market Fund and the 100% Treasury Money Market Fund at 12 noon (Pacific time). We determine the NAV of each share of the Treasury Plus Money Market Fund at 2:00 p.m. (Pacific time). Purchase and redemption requests we receive prior to those times are processed on that business day. NAV is calculated by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. See the Statement of Additional Information for further information. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next business day.


22  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

 . On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds may close early.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account.Investors interested in purchasing Service Class shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.

How to Sell Shares

Service Class shares must be redeemed in accordance with the account agreement governing the Customer's Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.


                                    Stagecoach Money Market Funds Prospectus  23

Your Fund Account
--------------------------------------------------------------------------------

General Notes for Selling Shares

 .  We process requests for the Prime Money Market and 100% Treasury Money Market
   Funds that we receive in proper form before 12:00 noon (Pacific time), or at such earlier cut-off time as established by your Selling Agent, on any business day at the NAV determined as of 12:00 noon on the same business day.


 . We process requests for the Treasury Plus Money Market Fund that we receive in proper form before 2:00 p.m. (Pacific time), or at such earlier cut-off time as established by your Selling Agent, on any business day at the NAV determined as of 2:00 p.m. on the same business day.

 . Requests we receive after the above specified times are deemed to be received and are processed the next business day at the applicable NAV.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to liquidate securities in that amount. Therefore, we may pay the redemption in part or in whole in securities of equal value.


24  Stagecoach Money Market Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .  You may make exchanges only between like share classes.


                                    Stagecoach Money Market Funds Prospectus  25

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as capital gains distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes. As long as the Funds continually maintain a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.


26  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

Historical Fund Information

Prime Money Market Fund-- The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981, until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on September 6, 1996, the Fund was reorganized as the Prime Money Market Fund of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Plus Money Market Fund-- Prior to August 1, 1990, the Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July, 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of Stagecoach Funds. Prior to April 1, 1996, FICM served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

100% Treasury Money Market Fund-- As of the date of this prospectus, this Fund has not yet commenced operations.

Wells Fargo Bank & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.


                                    Stagecoach Money Market Funds Prospectus  27

Other Information
--------------------------------------------------------------------------------

Share Class-- This Prospectus contains information about Service Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Statements-- The Institutions mail statements after any account activity, including dividends or capital gains, and at year-end. The Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


28  Stagecoach Money Market Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


                                    Stagecoach Money Market Funds Prospectus  29

Organization and Management of the Funds
--------------------------------------------------------------------------------

================================================================================
                                 SHAREHOLDERS
================================================================================
                                       |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                       |
================================================================================
                                           TRANSFER AND
 DISTRIBUTOR &                          DIVIDEND DISBURSING       SHAREHOLDER
CO-ADMINISTRATOR      ADMINISTRATOR           AGENT            SERVICING AGENTS
================================================================================
Stephens Inc.        Wells Fargo Bank   Wells Fargo Bank   Various Institutions
111 Center St.       525 Market St.     525 Market St.
Little Rock, AR      San Francisco, CA  San Francisco, CA

Markets the Funds,   Manages the        Maintains records  Provide services
distributes shares,  Funds' business    of shares and      to customers
and manages the      activities         supervises the
Funds' business                         paying of
activities                              dividends
--------------------------------------------------------------------------------
                                       |
================================================================================
                            INVESTMENT SUB-ADVISOR
================================================================================
          Wells Capital Management, 525 Market St.,San Francisco, CA

                   Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                       |
================================================================================
        INVESTMENT ADVISOR                           CUSTODIAN
================================================================================
 Wells Fargo Bank, 525 Market St.,          Wells Fargo Bank, 525 Market St.,
 San Francisco, CA                          San Francisco, CA

 Manages the Funds' investment              Provides safekeeping for the
 activities                                 Funds' assets
--------------------------------------------------------------------------------
                                       |
================================================================================
                              BOARD OF DIRECTORS
================================================================================
                       Supervises the Funds' activities
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Service Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of


30  Stagecoach Money Market Funds Prospectus

--------------------------------------------------------------------------------

August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the fiscal period ended March 31, 1998:

--------------------------------------------------------------------------------
 Prime Money Market Fund                                        .10%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .10%
--------------------------------------------------------------------------------

The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .05% of each Fund's assets up to the first $960 million and .04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 per Fund for its services. This minimum annual fee payable to WCM does not increase the advisory fees paid by each Fund to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator.

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Service Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

Annual and Semi-Annual Reports

Documents that provide certain financial and other important information for the most recent reporting period, including each Fund's portfolio of investments.

--------------------------------------------------------------------------------
 Prime Money Market Fund                                        .20%
--------------------------------------------------------------------------------
 Treasury Plus Money Market Fund                                .20%
--------------------------------------------------------------------------------
 100% Treasury Money Market Fund                                .20%
--------------------------------------------------------------------------------


                                    Stagecoach Money Market Funds Prospectus  31

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Service Class Calendar-year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969. Other auditors audited the financial statements for the Prime Money Market and Treasury Plus Money Market Funds for periods prior to October 1, 1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


32  Stagecoach Money Market Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Business Day

Any day the Funds are open. The Funds are generally open Monday through Friday and are closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

                                    Stagecoach Money Market Funds Prospectus  33

Glossary
--------------------------------------------------------------------------------

Liquidity

The ability to readily sell a security at a fair price.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Prime Money Market Fund is determined each business day at 12:00 noon (Pacific time). The NAV per share of the Treasury Plus Money Market Fund is determined each business day at 2:00 PM (Pacific time).The NAV per share of the 100% Treasury Money Market Fund is determined each business day at 9:00 AM (Pacific time).

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


34  Stagecoach Money Market Funds Prospectus

STAGECOACH FUNDS(R)


You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


                ================================================================
                STAGECOACH MONEY MARKET FUNDS:
                ----------------------------------------------------------------
                . are NOT insured by the FDIC.
                . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.
                . involve investment risk, including possible loss of principal. . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
                ================================================================

[LOGO OF RECYCLED PAPER]                                       SC SRV P (8/98)
Printed on Recycled Paper

                                                           STAGECOACH FUNDS/R/
August 1, 1998



Stagecoach
  Income Funds
Prospectus


Short-Intermediate U.S.           Please read this Prospectus and keep it for
Government Income                 future reference. It is designed to provide
Fund                              you with important information and to help you
                                  decide if a Fund's goals match your own.
U.S. Government
Income Fund                       These securities have not been approved or
                                  disapproved by the U.S. Securities and
                                  Exchange Commission ("SEC"), any state
Institutional Class               securities commission or any other regulatory
                                  authority, nor have any of these authorities
                                  passed upon the accuracy or adequacy of this
Investment Advisor                Prospectus. Any representation to the contrary
and Administrator:                is a criminal offense.

Wells Fargo Bank                  Fund shares are NOT deposits or other
                                  obligations of, or issued, endorsed or
Investment                        guaranteed by, Wells Fargo Bank, N.A. ("Wells
Sub-Advisor:                      Fargo Bank"), or any of its affiliates. Fund
                                  shares are NOT insured or guaranteed by the
Wells Capital                     U.S. Government, the Federal Deposit Insurance
Management                        Corporation ("FDIC"), the Federal Reserve
                                  Board or any other governmental agency. AN
Distributor and                   INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
Co-Administrator:                 INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.


                Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for a Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-260-5969. The Statement of Additional Information and other information for the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents


                        Key Information                          4

                        Summary of Expenses                      6

--------------------------------------------------------------------------------

The Funds               Short-Intermediate U.S. Government       8
                         Income Fund
This section contains
important information   U.S. Government Income Fund             12
about the individual
Funds.                  General Investment Risks                15

--------------------------------------------------------------------------------

Your Account            Your Fund Account                       20

Turn to this section    How to Buy Shares                       21
for information on how
to open and maintain    How to Sell Shares                      22
your account,
including how to buy,   Exchanges                               23
sell and exchange
Fund shares.            Other Information                       24

--------------------------------------------------------------------------------

Reference               Organization and Management
                         of the Funds                           27
Look here for details
on the organization     How to Read the Financial Highlights    31
of the Funds and
term definitions.       Glossary                                33

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Income Funds

The Funds described in this Prospectus invest primarily in debt securities and seek to distribute monthly income and have varying degrees of principal stability. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objectives, investment practices, permitted investments and risks carefully before investing in a Fund.

Should you consider investing in these Funds? Yes, if:

 .  you are looking to add income investments to your portfolio;

 .  you are looking for monthly income;

 . you are looking for more stability of principal than equity funds typically provide; and

 . you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose the money you invest;

 .  you are unwilling to accept the risks of investing in the bond markets; or

 .  you are looking for returns characteristic of equity investments.

What are Institutional Shares?

Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo & Company and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1-800-260-5969.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Funds to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


4  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

The term "debt securities" used in this Prospectus refers to a broad variety of fixed-income and variable-rate securities including bonds, bills, notes and mortgage-backed securities. The term "instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificates of Deposit or a Banker's Acceptance. The "Permitted Investments" for each Fund and "Investment Practices and Risks" table describe some of the particular instruments and securities used for each Fund.

Dividends

We pay dividends, if any, monthly, and distribute capital gains, if any, at least annually.


                                         Stagecoach Income Funds Prospectus  5

Income Funds                                                Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------
                                           Short-Int.     U.S. Government
                                         U.S. Govt. Inc.      Income
--------------------------------------------------------------------------------
 Maximum sales charge on a purchase           None             None
--------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends                                   None             None
--------------------------------------------------------------------------------
 Maximum sales charge on redemptions          None             None
--------------------------------------------------------------------------------
 Exchange fees                                None             None
--------------------------------------------------------------------------------
================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
 Annual Fund Operating Expenses reflect amounts paid by each Fund during the prior fiscal period. In some cases they have been restated to reflect current expenses and fee waivers. Fee waivers and expense reimbursements are voluntary and may be discontinued without prior notice.
--------------------------------------------------------------------------------
                                           Short-Int.      U.S. Government
                                         U.S. Govt. Inc.       Income
--------------------------------------------------------------------------------
 Management fee
  (after waivers)                            0.40%             0.50%
--------------------------------------------------------------------------------
 Other expenses
  (after waivers or reimbursements)          0.51%             0.41%
--------------------------------------------------------------------------------
 Total Fund Operating Expenses
  (after waivers or reimbursements)          0.91%             0.91%
--------------------------------------------------------------------------------
 Management fee
  (before waivers)                           0.50%             0.50%
--------------------------------------------------------------------------------
 Other expenses
  (before waivers or reimbursements)         0.57%             0.66%
--------------------------------------------------------------------------------
 Total Fund Operating Expenses
  (before waivers or reimbursements)         1.07%             1.16%
--------------------------------------------------------------------------------

6  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
  EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
  EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
 You would pay the following expenses
 on a $1,000 investment assuming a 5%
 annual return and that you redeem your      Short-Int.     U.S. Government
 shares at the end of each period.        U.S. Govt. Inc.       Income
--------------------------------------------------------------------------------
  1 year                                      $  9              $  9
--------------------------------------------------------------------------------
  3 years                                     $ 29              $ 29
--------------------------------------------------------------------------------
  5 years                                     $ 50              $ 50
--------------------------------------------------------------------------------
 10 years                                     $112              $112
--------------------------------------------------------------------------------


                                         Stagecoach Income Funds Prospectus  7

Short-Intermediate U.S. Government Income Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Madeleine Gish (since 7/96)

                                      Jeff Weaver (since 7/96)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

                Investment Policies

                We seek current income by actively managing a diversified portfolio consisting primarily of short- to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . at least 65% of our total assets in U.S. Government obligations;

                . in investment grade corporate debt securities including asset-backed securities;

                . no more than 5% of our total assets in securities downgraded below investment grade after we acquired them;

                . up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and

                . in stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.


8  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks
                beginning on page 15 and the specific risks listed below. They are both important to your investment choice.

                Stripped Treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           For information on Fund fees and expenses, see "Summary of
                Expenses" on page 6.


                                         Stagecoach Income Funds Prospectus  9

Short-Intermediate U.S. Government Income Fund              Financial Highlights

                          See "How to Read the Financial Highlights" on page 31.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                                                    INSTITUTIONAL CLASS SHARES --
                                                                    COMMENCED ON SEPTEMBER 6, 1996
                                                                    --------------------------------------------------------------
                                                                    MAR. 31,               MAR. 31,              SEPT. 30,
For the period ended:                                                1998                  1997/1/                1996
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $  9.45                $  9.54               $   9.46
----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                        0.51                   0.34                   0.03
   Net realized and unrealized gain (loss) on investments              0.31                  (0.09)                  0.08
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                      0.82                   0.25                   0.11
----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
   Dividends from net investment income                               (0.51)                 (0.34)                 (0.03)
   Distributions from net realized gain                                0.00                   0.00                   0.00
----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions                                             (0.51)                 (0.34)                 (0.03)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $  9.76                $  9.45               $   9.54
----------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                                         8.85%                  2.58%                  1.08%
----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
   Net assets, end of period (000s)                                 $51,973                $60,150               $ 73,637
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                             0.69%                  0.65%                  0.59%
   Ratio of net investment income to average net assets                5.28%                  7.01%                  5.14%
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                                      48%                    52%                   389%
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                                  1.07%                  1.02%                  0.84%
----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                         4.90%                  6.64%                  4.89%
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
INSTITUTIONAL SHARE CALENDAR-YEAR RETURNS                              1997                  1996                   1995
==================================================================================================================================
 Returns for other share classes may vary due to                       7.68%                 3.55%                 12.67%
 different fees and expenses. These returns reflect
 fee waivers and reimbursements, do not reflect sales
 loads and are not a guarantee of future performance./2/
----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ These returns were audited only for the years ended December 31, 1995. For periods prior to September 6, 1996, these figures reflect the performance and expenses of the Fund's Class A shares.

10  Stagecoach Income Funds Prospectus

This page intentionally left blank
-------------------------------------------------------------------------------

U.S. Government Income Fund
--------------------------------------------------------------------------------

                Portfolio Managers:  Scott Smith (since 12/97)

                                     Paul Single (since 5/95)

--------------------------------------------------------------------------------
[LOGO OF        Investment Objective
ARROW]
                The U.S. Government Income Fund seeks a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S.
                Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC.

                Investment Policies

                We actively manage a diversified portfolio of U.S. Government mortgage pass-through securities (including those issued by GNMA, FNMA and FHLMC), U.S. Treasury securities and repurchase agreements.

--------------------------------------------------------------------------------
[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                . at least 65% of total Fund assets in mortgage pass-through securities; and

                . in Treasury securities and repurchase agreements collateralized by U.S. Government obligations.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.


12  Stagecoach Income Funds Prospectus

-------------------------------------------------------------------------------
[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 15 and the specific risks listed below. They are both important to your investment choice.

                The U.S. Government guarantees the timely payment of interest and principal of GNMA and Treasury securities with its full faith and credit. FNMA and FHLMC securities, however, are guaranteed by the issuing agencies and not by the U.S. Government. There is no guarantee that the U.S. Government will support FNMA and FHLMC securities if they are unable to meet their obligations.

                The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed
                securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such
                "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.
--------------------------------------------------------------------------------
[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Mortgage pass-through securities are residential home mortgages bundled together and sold as a single security. Mortgage payments are "passed through" the issuing agency to the security's holder as interest and principal payments.

                Prior to December 15, 1997, the Fund was known as the Ginnie Mae Fund.

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.

                                          Stagecoach Income funds Prospectus  13

U.S. Government Income Fund                                Financial Highlights

See "Historical Fund                             See "How to Read the Financial
Information" on page 25.                         Highlights" on page 31.
-------------------------------------------------------------------------------

=====================================================================================================
FOR SHARES OUTSTANDING
=====================================================================================================
                                                                                INSTITUTIONAL
                                                                                CLASS SHARES --
                                                                                COMMENCED ON
                                                                                DECEMBER 15, 1997
-----------------------------------------------------------------------------------------------------
 For the period ended:                                                           Dec. 31, 1997
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                              $  15.73
-----------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                                                         0.05
  Net realized and unrealized gain (loss)
   on investments                                                                     (0.02)
-----------------------------------------------------------------------------------------------------
 Total from investment operations                                                      0.03
-----------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                                                (0.05)
  Distributions from net realized gain                                                 0.00
-----------------------------------------------------------------------------------------------------
 Total from distributions:                                                            (0.05)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                    $  15.71
-----------------------------------------------------------------------------------------------------
 Total return/1/                                                                       0.18%
-----------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                                                 $  7,255
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized)
  Ratio of expenses to average net assets                                              0.77%
  Ratio of net investment income
   to average net assets                                                               6.58%
-----------------------------------------------------------------------------------------------------
  Portfolio turnover                                                                    306%
-----------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                                                             1.16%
-----------------------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets prior to waived fees
  and reimbursed expenses                                                              6.19%
-----------------------------------------------------------------------------------------------------
=====================================================================================================
INSTITUTIONAL SHARES CALENDAR-YEAR RETURNS                                             1997
=====================================================================================================
 Returns for other share classes may vary due to different fees and expenses.          0.18%
 This return reflects fee waivers and reimbursements, does not reflect sales loads, is not a guarantee of future performance, and has not been audited.
-----------------------------------------------------------------------------------------------------

/1/ Total return information is for period beginning at commencement of operations and is not annualized.


14  Stagecoach Income Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 .  We cannot guarantee that we will meet our investment objectives.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services for a Fund, such as an Institution or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Funds invest in debt securities, such as notes and bonds, that are subject to credit risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

 . The Funds' debt securities are also subject to interest rate risk. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the security has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of securities, such as asset-backed securities, thereby affecting their value and the return on your investment. Each Fund may continue to hold debt securities that cease to be rated by a nationally recognized ratings organization or whose rating falls below the levels permitted for such Fund, provided Wells Fargo Bank continues to


                                        Stagecoach Income Funds Prospectus  15

General Investment Risks
--------------------------------------------------------------------------------

   believe that holding the instrument is in the best interest of the Fund. Unrated or downgraded securities may be more susceptible to interest rate and credit risk than rated or higher-rated securities.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

 .  The Funds also invest a portion of their assets in GNMAs, FNMAs and FHLMCs.
   Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

 . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does


16  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair market price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment Risk-- The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


                                        Stagecoach Income Funds Prospectus  17

General Investment Risks
--------------------------------------------------------------------------------

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risks -- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


                ===============================================================
                Investment Practice/Risk

                The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objectives and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each.

                Objectives described for the other Funds are fundamental and cannot be changed without approval by vote of a majority of shareholders.

                Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policies. Each Fund engages in the investment practices described below to varying degrees. In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                Investment practices and risk levels are carefully monitored.
                We attempt to ensure that the risk exposure for each Fund remains within the parameters of its investment objective.
                ================================================================

18  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------


                                                        SHORT-       U.S. GOVT.
                                                     INTERMEDIATE      INCOME
================================================================================
INVESTMENT PRACTICE:             RISK:
================================================================================
FLOATING AND VARIABLE
RATE DEBT
Instruments with interest       Interest Rate and            .            .
rates that are adjusted         Credit Risk
either on a schedule or
when an index or benchmark
changes.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which          Credit and                   .            .
the seller of a security        Counter-Party Risk
agrees to buy back a
security at an agreed upon
time and price, usually
with interest.
--------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment        Market Risk                  .            .
in shares of another mutual
fund. A pro rata portion
of the other fund's expenses,
in addition to the expenses
paid by the Funds, will be
borne by Fund shareholders.
--------------------------------------------------------------------------------
STRIPPED OBLIGATIONS
Securities that give           Interest Rate Risk            .            .
ownership to either future
payments of interest or a
future payment of principal,
but not both. These securities
tend to have greater interest
rate sensitivity than
conventional debt obligations.
Each Fund may invest up to 20%
of assets in interest-only or
principal-only obligations, or a
combination thereof.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be       Liquidity Risk               .            .
readily sold, or cannot be
readily sold without
negatively affecting its
fair price. Limited
to 15% of assets.
--------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning         Credit, Counter-Party and    .            .
securities to brokers,          Leverage Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in accordance
with existing investment policies.
Limited to 33 1/3% of assets.
--------------------------------------------------------------------------------
FORWARD COMMITMENTS,
WHEN-ISSUED SECURITIES
AND DELAYED DELIVERY
TRANSACTIONS
Securities bought or sold for   Interest Rate, Credit         .            .
delivery at a later date or     and Experience Risk
bought or sold for a
fixed price at a fixed date.
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an        Leverage Risk                 .            .
equivalent of 10% (20% for
the U.S. Government Income
Fund) of total assets
from banks for temporary
purposes to meet shareholder
redemptions.
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES
Securities consisting of an     Interest Rate, Credit         .            .
undivided fractional interest   and Experience Risk
in pools of mortgages,
consumer loans, such as
car loans or credit card
debt, or receivables held
in trust.
--------------------------------------------------------------------------------

                                        Stagecoach Income Funds Prospectus  19

Your Fund Account
--------------------------------------------------------------------------------

This section tells you how to open a Fund account and how to buy, sell or exchange Fund shares once your Fund account is open.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement with your Institution for the rules governing your investment.

Minimum Investments:

 . Minimum, initial and subsequent investment amounts are determined by your Customer Account Agreement with your Institution, and are generally:

   . $1,000,000 per Fund minimum initial investment, and

   . $25,000 per Fund for all investments after your first.

Important Information:

 . Read this Prospectus carefully. Discuss any questions you have with your Institution. You may also ask for copies of the Statement of Additional Information and Annual or Semi-Annual Reports. Copies are available free of charge from your Institution or by calling 1-800-260-5969.

 . We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 1:00 PM Pacific time.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . Purchase orders and payments must be received in proper form by an Institution by 1:00 PM (Pacific time) on any business day to be processed on that day. Payment for your purchase order may be made by Institutions in funds available to us no later than the next business day. If such payment is not received, the order will be cancelled and the Institution will be responsible for any loss.

 . We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the NYSE. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


20  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

 . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

 . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

 . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

 . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

 . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "Organization and Management of the Funds" for further details about these fees.

                                        Stagecoach Income Funds Prospectus  21

Your Fund Account
--------------------------------------------------------------------------------

How to Sell Shares

Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

General Notes for Selling Shares

 . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 P.M. (Pacific time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

 . Redemption proceeds are usually wired to the redeeming Institution the following business day.

 . We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.


22  Stagecoach Income Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 .  You may make exchanges only between like share classes.


                                        Stagecoach Income Funds Prospectus  23

Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distributions

Distributions paid by a Fund are automatically reinvested to purchase new shares of the Fund. The new shares are purchased at NAV, generally on the day the distributions are paid.

Capital gain distributions, if any, will be made annually for each Fund.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by a Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you annually as to the status of your Fund distributions.

If you buy shares of a Fund shortly before it distributes its annual gains, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund that holds appreciated securities in its portfolio, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. Some of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions, and exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will also be subject to back-up withholding taxes.


24  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

In general, all distributions will be taxable to you when paid, even though they are paid in additional Fund shares. However, distributions declared in October, November or December of one year and paid in January of the next year are treated as if they were paid in the first year. Capital gain distributions paid to noncorporate shareholders may qualify for taxation at preferential rates.

Historical Fund Information:

U.S. Government Income Fund-- Commenced operations on April 7, 1988, as the U.S. Government Income Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank. On December 12, 1997, the Overland Fund was reorganized as the U.S. Government Income Fund of Stagecoach Funds. For accounting purposes, the Overland Fund is considered the surviving entity. The Overland Fund did not offer Institutional Class shares. The Financial Highlights for the Institutional Class shares reflect prior performance of the Stagecoach Institutional Class shares and are no longer part of the Fund's formal financial statements.

Wells Fargo Bank & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Share Class-- This Prospectus contains information about Institutional Class shares. The Funds offer additional share classes with different expenses and returns than those described here. Call Stephens at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- Your Institution mails statements after any account activity, including transactions, dividends or capital gains, and at year-end. The


                                        Stagecoach Income Funds Prospectus  25

Other Information
--------------------------------------------------------------------------------

Institutions will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-260-5969.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


26  Stagecoach Income Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different companies provide services to the Funds. This section shows how the Funds are organized, the companies that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Stagecoach

Each Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                 INSTITUTIONS FIRMS AND THEIR REPRESENTATIVES
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various
 111 Center St.        525 Market St.       525 Market St.      Institutions
 Little Rock, AR       San Francisco, CA    San Francisco, CA

 Markets the Funds,    Manages the Funds'   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Funds' business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Funds' investment activities
-------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA

Manages the Funds' investment activities      Provides safekeeping for the
                                              Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------


                                        Stagecoach Income Funds Prospectus  27

Organization and Management of the Funds
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members or amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Institutional Class shares paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the investment advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company.
As of August 1, 1998, Wells Fargo Bank and its affiliates managed over
$63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:


--------------------------------------------------------------------------------
 Short-Intermediate U.S. Government Income Fund                 .40%
--------------------------------------------------------------------------------
 U.S. Government Income Fund                                    .50%
--------------------------------------------------------------------------------


The Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank 0.15% of each Fund's assets up to the first $400 million, 0.125% of the next $400 million in assets, and 0.10% of all assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 per Fund for its services. This minimum annual fee payable to WCM does not increase the advisory fees paid by each Fund to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator of the Funds.  Wells Fargo Bank is paid
 .03% of each Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of each Fund's assets for its role as co-administrator.


28  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for the Institutional Class shares. We have agreements with various Institutions as shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:


--------------------------------------------------------------------------------
 Short-Intermediate U.S. Government Income Fund                 .25%
--------------------------------------------------------------------------------
 U.S. Government Income Fund                                    .25%
--------------------------------------------------------------------------------


                                        Stagecoach Income Funds Prospectus  29

Organization and Management of the Funds
--------------------------------------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Scott Smith, CFA

   With Wells Fargo since 1988.

 .  Paul Single

   With Wells Fargo since 1988.

 .  Jeff Weaver

   With Wells Fargo since 1994.

   With Bankers Trust Company in New York since 1991.

 .  Madeleine Gish, CFA

   With Wells Fargo since 1989.


30  Stagecoach Income Funds Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund there are charts showing important financial information about the Funds. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Funds. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Institutional Share Calendar year returns, or as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-260-5969.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)--The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income--Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments--We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gain."

Net Assets--The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


                                        Stagecoach Income Funds Prospectus  31

How to Read the Financial Highlights
--------------------------------------------------------------------------------

Ratio of Net Investment Income (Loss) to Average Net Assets--This ratio is the result of dividing net investment income (or loss) by average net assets.

Total Return--The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


32  Stagecoach Income Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Annual and Semi-Annual Reports

Documents that provide certain financial and other information for the most recent reporting period, including each Fund's portfolio of investments.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Debt Securities

Generally, a promise to pay interest and repay principal by a single debtor or group of single debtors sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived, in part, from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.


                                        Stagecoach Income Funds Prospectus  33

Glossary
--------------------------------------------------------------------------------

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC

FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

FNMA

FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA

GNMA securities are commonly known as "Ginnie Maes" and are issued by the Federal National Mortgage Association.

Illiquid Security

A security which cannot be readily sold or cannot be readily sold without negatively affecting its fair price.

Investment-Grade

A type of bond rated in the top four investment categories by a nationally recognized ratings organization such as Moody's or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the


34  Stagecoach Income Funds Prospectus

--------------------------------------------------------------------------------

total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Preservation of Capital

The attempt by a fund's manager to reduce drops in the net asset value of fund shares in order to preserve the initial investment.

Principal Stability

The degree to which share prices for a fund remain steady. Money market funds attempt to achieve the highest degree of principal stability by maintaining a $1.00 per share net asset value. More aggressive funds may not consider principal stability an objective.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosures made in this Prospectus.

Stripped Treasury Securities

Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


                                        Stagecoach Income Funds Prospectus  35

STAGECOACH FUNDS/R/



You may wish to review the following
documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-260-5969, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


                ==============================================================
                STAGECOACH FUNDS:
                --------------------------------------------------------------

                . are NOT insured by the FDIC.

                . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
                . involve investment risk, including possible loss of
                  principal.
                ==============================================================

[LOGO OF RECYCLED PAPER]
Printed on Recycled Paper                                       SC ICIP (8/98)

August 1, 1998


                                                             STAGECOACH FUNDS/R/



Stagecoach
  Money Market Funds
Prospectus




Treasury Plus Money               Please read this Prospectus and keep it for
Market Fund                       future reference. It is designed to provide
                                  you with important information and to help you
Class E                           decide if the Fund's goals match your own.

Investment Advisor                These securities have not been approved or
and Administrator:                disapproved by the U.S. Securities and
                                  Exchange Commission ("SEC"), any state
Wells Fargo Bank                  securities commission or any other regulatory
                                  authority, nor have any of these authorities
Investment Sub-Advisor            passed upon the accuracy or adequacy of this
                                  Prospectus. Any representation to the contrary
Wells Capital                     is a criminal offense.
Management
                                  Fund shares are NOT deposits or other
Distributor and                   obligations of, or issued, endorsed or
Co-Administrator:                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
                                  Fargo Bank"), Wells Capital Management
                                  Incorporated ("Wells Capital Management" or
Stephens Inc.                     "WCM"), or any of their affiliates. Fund
                                  shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance
                                  Corporation ("FDIC"), the Federal Reserve
                                  Board or any other governmental agency. AN
                                  INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
                                  INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE
                                  CANNOT ASSURE YOU THAT A FUND WILL MAINTAIN A
                                  STABLE NET ASSET VALUE OF $1.00 PER
                                  SHARE.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how the fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about the Fund can be found.

        Important information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for this Fund.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
-------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about this Fund?

The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Fund is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                        Key Information                            4

                        Summary of Expenses                        6

--------------------------------------------------------------------------------

The Fund                Treasury Plus Money Market Fund            7

This section contains
important information   General Investment Risks                  10
about the Fund.

--------------------------------------------------------------------------------

Your Account            Your Account                              15

Turn to this section    How to Buy Shares                         17
for information on
how to open and         Selling Shares                            18
maintain your account,
including how to buy,   Exchanges                                 20
sell and exchange
Fund shares.            Additional Services and
                          Other Information                       21

--------------------------------------------------------------------------------

Reference               Organization and Management
                          of the Fund                             25
Look here for details
on the organization     How to Read the Financial Highlights      27
of the Fund and term
definitions.            Glossary                                  28

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach Treasury Plus Money Market Fund

The Fund described in this Prospectus invests in money market instruments, seeks to maintain a $1.00 per share net asset value in order to preserve principal, and distributes dividends once a month. You should consider the Fund's objective, investment practices, permitted investments and risks carefully before investing in the Fund. The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in this Fund? Yes, if:

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in this Fund if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What is the "Fund"?

In this Prospectus, the "Fund" refers to the Stagecoach Fund listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a variety of short-term debt securities, repurchase agreements and other investment activities described in the Statement of Additional Information and the Investment Practice/Risk table on page 14.


4  Stagecoach Treasury Plus Money Market Fund Prospectus

--------------------------------------------------------------------------------

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are declared and paid at least annually.



                        Stagecoach Treasury Plus Money Market Fund Prospectus  5

Money Market Funds                                           Summary of Expenses
--------------------------------------------------------------------------------

=========================================================================================================
 SHAREHOLDER TRANSACTION EXPENSES
=========================================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Fund" for more details.
---------------------------------------------------------------------------------------------------------
                                                                                        Treasury Plus
                                                                               --------------------------
                                                                                           CLASS E
---------------------------------------------------------------------------------------------------------
 Maximum sales charge on a purchase
  (as a percentage of offering price)                                                       None
---------------------------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends                                                                                None
---------------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on
  redemptions                                                                              None
---------------------------------------------------------------------------------------------------------
 Exchange fees                                                                             None
---------------------------------------------------------------------------------------------------------

=========================================================================================================
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
=========================================================================================================
 Expenses shown "after waivers" reflect amounts paid by the Fund during the prior fiscal period. In some cases, they have been restated to reflect expenses and fee waivers expected to be in effect during the current fiscal year. Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice.
---------------------------------------------------------------------------------------------------------
                                                                                        Treasury Plus
                                                                               --------------------------
                                                                                           CLASS E
---------------------------------------------------------------------------------------------------------
 Rule 12b-1 fee (after waivers)                                                            0.00%
---------------------------------------------------------------------------------------------------------
 Management fee (after waivers)                                                            0.10%
---------------------------------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimbursements)                                                         0.55%
---------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimbursements)                                                         0.65%
---------------------------------------------------------------------------------------------------------
 Management fee
 (before waivers)                                                                          0.25%
---------------------------------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimbursements)                                                        0.59%
---------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (before waivers or reimbursements)                                                        0.84%
---------------------------------------------------------------------------------------------------------

=========================================================================================================
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
========================================================================================================
 You would pay the following expenses on a $1,000 investment assuming a 5%              Treasury Plus
 annual return and that you redeem your shares at the end of each period.     --------------------------
                                                                                          CLASS E
--------------------------------------------------------------------------------------------------------
  1 Year                                                                                  $   7
--------------------------------------------------------------------------------------------------------
  3 Years                                                                                 $  21
--------------------------------------------------------------------------------------------------------
  5 Years                                                                                 $  36
--------------------------------------------------------------------------------------------------------
 10 Years                                                                                 $  81
--------------------------------------------------------------------------------------------------------

6  Stagecoach Treasury Plus Money Market Fund Prospectus

Treasury Plus Money Market Fund
--------------------------------------------------------------------------------

                Advisor:           Wells Fargo Bank

                Sub-Advisor:       Wells Capital Management

--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Treasury Plus Money Market Fund seeks to provide investors with current income and stability of principal.

                Investment Policies

                We actively manage a portfolio composed of obligations issued or guaranteed by the U.S. Treasury. We also invest in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest:

                .  in U.S. Treasury obligations; and

                . in repurchase agreements collateralized by U.S. Treasury obligations.

                As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other money market funds that have similar investment objectives.



                        Stagecoach Treasury Plus Money Market Fund Prospectus  7

Treasury Plus Money Market Fund
-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 10 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insure or guarantee the performance of the Fund.

--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                Before August 1, 1998, the Fund was known as the "Treasury Money Market Mutual Fund."

                For information on Fund fees and expenses, see "Summary of Expenses" on page 6.



8  Stagecoach Treasury Plus Money Market Fund Prospectus

Treasury Plus Money Market Fund                            Financial Highlights

See "Historical Fund Information"                See "How to Read the Financial
on page 23.                                      Highlights" on page 27.
-------------------------------------------------------------------------------

======================================================================================================================
FOR A SHARE OUTSTANDING
======================================================================================================================
                                                                                CLASS E SHARES -- COMMENCED
                                                                                ON MARCH 24, 1997
                                                                                --------------------------------------
                                                                                March 31,              March 31,
 For the period ended:                                                           1998                    1997
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                           $   1.00               $   1.00
----------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                                                      0.05                   0.00
  Net realized and unrealized gain (loss) on investments                            0.00                   0.00
----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                   0.05                   0.00
----------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                                             (0.05)                  0.00
  Distributions from net realized gain                                              0.00                   0.00
----------------------------------------------------------------------------------------------------------------------
 Total from distributions:                                                         (0.05)                  0.00
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $   1.00               $   1.00
----------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                                                      4.99%                  0.11%
----------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                                              $715,554               $820,657
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                           0.65%                  0.65%
  Ratio of net investment income to average net assets                              4.69%                  4.86%
  Ratio of expenses to average net assets prior to waived fees
   and reimbursed expenses                                                          0.84%                  0.88%
  Ratio of net investment income to average net assets prior
   to waived fees and reimbursed expenses                                           4.65%                  4.63%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
CLASS E SHARE CALENDAR-YEAR RETURNS                                                  1997                  1996
======================================================================================================================
These returns reflect fee waivers and reimbursements, and                            4.66%                 4.71%
are not a guarantee of future performance. Performance
shown since the inception of Class E Shares.
----------------------------------------------------------------------------------------------------------------------

                        Stagecoach Treasury Plus Money Market Fund Prospectus  9

General Investment Risks
-------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Fund, the selling agents or investment advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Fund invests in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

 . The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Fund:

10  Stagecoach Treasury Plus Money Market Fund Prospectus

--------------------------------------------------------------------------------

 . Capped floaters on which interest is not paid when market rates move above a certain level;

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.



                       Stagecoach Treasury Plus Money Market Fund Prospectus  11

General Investment Risks
--------------------------------------------------------------------------------

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase the fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Fund that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

12  Stagecoach Treasury Plus Money Market Fund Prospectus

       ========================================================================
       Investment Practice/Risk

       The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.

       Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

       In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.
       =========================================================================

                       Stagecoach Treasury Plus Money Market Fund Prospectus  13

General Investment Risks
--------------------------------------------------------------------------------

                                                                       Treasury
                                                                         Plus
================================================================================
INVESTMENT PRACTICE:                              RISK:
================================================================================

FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are          Interest Rate and         .
adjusted either on a schedule or when an          Credit Risk
index or benchmark changes.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a            Credit and                .
security agrees to buy back a security            Counter-Party Risk
at an agreed upon time and price, usually
with interest.
--------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of             Market Risk               .
another money market fund.  A pro rata
portion of the other fund's expenses, in
addition to the expenses paid by the Fund,
will be borne by Fund shareholders.
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt obligations               Information, Liquidity,   .
of foreign branches of U.S. banks or U.S.         Political, Regulatory,
branches of foreign banks.                        and Diplomatic Risk
--------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to             Credit, Counter-Party     .
brokers, dealers and financial institutions       and Leverage Risk
to increase return on those securities.
Loans may be made in accordance with
existing investment policies.
--------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of            Leverage Risk             .
20% of assets from banks for temporary
purposes to meet shareholder redemptions.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold,           Liquidity Risk            .
or cannot be readily sold without negatively
affecting its fair price. Illiquid securities are
limited to 10% of total assets.
--------------------------------------------------------------------------------


14  Stagecoach Treasury Plus Money Market Fund Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

 . By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

 .  Through a brokerage account with an approved selling agent; or

 . Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

 .  $1,000 minimum initial investment; or

 .  $100 minimum initial investment if you use the AutoSaver option.

 .  $100 per Fund for all investments after your first.

 . We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, as "settlement accounts" for certain brokerage accounts or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.



                       Stagecoach Treasury Plus Money Market Fund Prospectus  15

Your Account
-------------------------------------------------------------------------------

Important Information:

 . Read this prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Selling Agent or by calling 1-800-222-8222.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 .  We determine the NAV of the Fund's shares each business day at 2:00 PM
   (Pacific time) by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of the Fund. See the Statement of Additional Information for further information.

 .  Selling Agent may establish earlier cut-off times for processing your order.
   Requests received by a Selling Agent after the applicable cut-off time will be processed on the next business day.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-
   8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

 . On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We may also reserve the right to delay payment of a redemption until we are reasonably certain that investments made by check have been collected.


16  Stagecoach Treasury Plus Money Market Fund Prospectus

--------------------------------------------------------------------------------

How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
 BY MAIL
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 Complete a Stagecoach Funds application. Be
 sure to indicate the Fund name and the share
 class into which you intend to invest.             Mail to:
----------------------------------------------      Stagecoach Funds
 Enclose a check for at least $1,000 made out       PO Box 7066
 in the full name and share class of the Fund.      San Francisco, CA
 For example, "Treasury Plus Money Market           94120-9201
 Fund, Class E".
----------------------------------------------
 You may start your account with $100 if you
 elect the AutoSaver option on the application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Make a check payable to the full name and
 share class of your Fund for at least $100.        Mail to:
 Be sure to write your account number on the        Stagecoach Funds
 check as well.                                     PO Box 7066
----------------------------------------------      San Francisco, CA
 Enclose the payment stub/card from your            94120-9201
 statement if available.
--------------------------------------------------------------------------------

================================================================================
 BY WIRE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 If you do not currently have an account,
 complete a Stagecoach Funds application.
 You must wire at least $1,000. Be sure to          Mail to:
 indicate the Fund name and the share class         Stagecoach Funds
 into which you intend to invest.                   PO Box 7066
----------------------------------------------      San Francisco, CA
 Mail the completed application.                    94120-9201
----------------------------------------------      Fax to: 1-415-546-0280
 You may also fax the completed application
 (with original to follow).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Instruct your wiring bank to transmit          Wire to:
 at least $100 according to the                 Wells Fargo Bank, N.A.
 instructions given to the right. Be            San Francisco, California
 sure to have the wiring bank include
 your current account number and the            Bank Routing Number
 name your account is registered in.            121000248
----------------------------------------------
                                                Wire Purchase Account Number:
                                                4068-000587

                                                Attention:
                                                Stagecoach Funds (Name of Fund
                                                and Share Class)

                                                Account Name:
                                                (Registration Name Indicated on
                                                Application)
                                                --------------------------------

                       Stagecoach Treasury Plus Money Market Fund Prospectus  17

Your Account
--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 If you are buying shares for the first time:
--------------------------------------------------------------------------------
 You can only make your first purchase of a
 Fund by phone if you already have an
 existing Stagecoach Account.
----------------------------------------------       Call:
 Call Investor Services and instruct the             1-800-222-8222
 representative to either:
 .  transfer at least $1,000 from a linked
    settlement account, or
 .  exchange at least $1,000 worth of shares
    from an existing Stagecoach Fund.
    Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If you are buying additional shares:
--------------------------------------------------------------------------------
 Call Investor Services and instruct the
 representative to either:
 .  transfer at least $100 from a linked             Call:
    settlement account, or                           1-800-222-8222
 .  exchange at least $100 worth of shares
    from another Stagecoach Fund.
--------------------------------------------------------------------------------

Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Funds held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================
 BY MAIL
================================================================================
 Write a letter stating your account
 registration, your account number, the
 Fund you wish to redeem and the dollar
 amount ($100 or more) of the redemption you
 wish to receive (or write "Full Redemption").
---------------------------------------------
 Make sure all the account owners sign
 the request.
---------------------------------------------
 You may request that redemption proceeds be         Mail to:
 sent to you by check, by ACH transfer into a        Stagecoach Funds
 bank account, or by wire ($5,000 minimum).          PO Box 7066
 Please call Investor Services regarding             San Francisco, CA
 requirements for linking bank accounts or for       94120-9201
 wiring funds.  We reserve the right to charge
 a fee for wiring funds although it is not
 currently our practice to do so.
---------------------------------------------
 Signature Guarantees are required for mailed
 redemption requests over $5,000. You can get
 a signature guarantee at financial
 institutions such as a bank or brokerage
 house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


18  Stagecoach Treasury Plus Money Market Fund Prospectus

--------------------------------------------------------------------------------

================================================================================
 BY PHONE
================================================================================
 Call Investor Services to request a redemption
 of at least $100. Be prepared to provide your
 account number and Taxpayer Identification Number.
---------------------------------------------------
 Unless you have instructed us otherwise, only
 one account owner needs to call in redemption
 requests.
---------------------------------------------------
 You may request that redemption proceeds be
 sent to you by check, by transfer into an
 ACH-linked bank account, or by wire
 ($5,000 minimum). Please call Investor
 Services regarding requirements for linking
 bank accounts or for wiring funds.  We reserve
 the right to charge a fee for wiring funds
 although it is not currently our practice to do so.    Call:
---------------------------------------------------     1-800-222-8222
 Telephone privileges are automatically made
 available to you unless you specifically
 decline them on your application or
 subsequently in writing.
---------------------------------------------------
 Phone privileges allow us to accept
 transaction instructions by anyone representing
 themselves as the shareholder and who provides
 reasonable confirmation of their identity, such
 as providing the  on the account. We will not
 be liable for any losses incurred if we follow
 telephone instructions we reasonably believe
 to be genuine.
---------------------------------------------------

 Telephone requests are not accepted if
 the address on your account was changed
 by phone in the last 15 days.
--------------------------------------------------------------------------------

================================================================================
 GENERAL NOTES FOR SELLING SHARES
================================================================================

 We process requests to sell shares each business day. Requests we receive in proper form for the Treasury Plus Money Market Fund before 12:00 noon (Pacific time) generally are processed at 2:00 PM on the same day.
--------------------------------------------------------------------------------

 Requests we receive in proper form for the Treasury Plus Money Market Fund before 2:00 PM (Pacific time) from certain institutions with certain automated arrangements in place generally are processed at 2:00 PM on the same day.

--------------------------------------------------------------------------------

 Requests we receive after the above-specified times are deemed to be received and are processed the next business day at the applicable NAV.
--------------------------------------------------------------------------------
 If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

 We reserve the right to delay payment of a redemption for up to 15 days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
 Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Funds by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

                       Stagecoach Treasury Plus Money Market Fund Prospectus  19

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . If you exchange between a money market Fund and a Fund with a sales load, you will buy shares at the Public Offering Price (POP) of the new Fund and a sales load may be assessed.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may exchange shares of the Fund for Class A, B or C shares of a non-money market fund.

20  Stagecoach Treasury Plus Money Market Fund Prospectus

Additional Services and Other Information
-------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

 . AutoSaver Plan-- you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

 . Systematic Withdrawal Program-- Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the 25th day of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

 .  must have a Fund account valued at $10,000 or more;

 .  must have distributions reinvested; and

 .  may not simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

 . Automatic Reinvestment Option-- Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

 . Automatic Clearing House Option-- Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

                       Stagecoach Treasury Plus Money Market Fund Prospectus  21

Additional Services and Other Information
-------------------------------------------------------------------------------

 . Check Payment Option-- Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Fund and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by the Fund as capital gain distributions. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.


22  Stagecoach Treasury Plus Money Market Fund Prospectus

--------------------------------------------------------------------------------

Historical Fund Information

Treasury Plus Money Market Fund-- Prior to August 1, 1990, the Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July, 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized the Treasury Money Market Fund, as a series of Stagecoach Funds. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- We mail statements after any dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and


                       Stagecoach Treasury Plus Money Market Fund Prospectus  23

Additional Services and Other Information
-------------------------------------------------------------------------------

other important issues are available in the Statement of Additional Information for the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Fund have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.




24  Stagecoach Treasury Plus Money Market Fund Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Stagecoach

The Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach Funds was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach Funds supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                    INSTITUTIONS AND THEIR REPRESENTATIVES
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA

 Markets the Fund,     Manages the Fund's   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Fund's business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Funds' investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA

Manages the Fund's investment activities      Provides safekeeping for the
                                              Fund's assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                       Supervises the Fund's activities
--------------------------------------------------------------------------------

                       Stagecoach Treasury Plus Money Market Fund Prospectus  25

Organization and Management of the Fund
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described. The Statement of Additional Information for the Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the U.S. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Fund paid Wells Fargo Bank a fee of .10% for advisory services (after fee waivers) for the fiscal period ended March 31, 1998.

Investment Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Funds. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .05% of each Fund's assets up to the first $960 million and .04% of all assets above $960 million. WCMreceives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo
Bank.

Administrator

Wells Fargo Bank is the administrator of the Fund. Wells Fargo Bank is paid .03% of the Fund's assets for these services.

Distributor and Co-Administrator

Stephens is the Fund's distributor and co-administrator. Stephens receives .04% of the Fund's assets for its role as co-administrator.

Shareholder Servicing Plan

We have a Shareholder Servicing Plan for the Class E shares. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services we pay .30% of Class E share assets.

26  Stagecoach Treasury Plus Money Market Fund Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of the Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Class E Calendar-year returns, or as indicated. The financial statements are included in the Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Fund for periods prior to October 1,1995.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of the Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding shares for that class. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-- Distributions From Net Realized Gains."

Net Assets-- The value of the investments in the Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by the Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.

                       Stagecoach Treasury Plus Money Market Fund Prospectus  27

Glossary
-------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.

Annual Report and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

Business Day

Any day the Fund is open. The Fund is generally open Monday through Friday and is closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by the Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

28  Stagecoach Treasury Plus Money Market Fund Prospectus

-------------------------------------------------------------------------------

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity

The ability to readily sell a security at a fair price.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Treasury Plus Money Market Fund is determined each business day at 2:00 PM (Pacific time).

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Shareholder Servicing Agent

An entity appointed by a Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

                       Stagecoach Treasury Plus Money Market Fund Prospectus  29

Glossary
--------------------------------------------------------------------------------

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

U.S. Treasury Obligations

Obligations issued or guaranteed by the U.S. Treasury.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

30  Stagecoach Treasury Plus Money Market Fund Prospectus

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        =======================================================================
        STAGECOACH MONEY MARKET FUNDS:
        -----------------------------------------------------------------------
        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.
        . involve investment risk, including possible loss of principal.
        . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        =======================================================================

[LOGO OF RECYCLED PAPER]                                        SC 400 P (8/98)
Printed on Recycled Paper

August 1, 1998

                                                           STAGECOACH FUNDS/R/


Stagecoach
  Money Market Fund
Prospectus


Money Market               Please read this Prospectus and keep it for future
Fund                       reference. It is designed to provide you with
                           important information and to help you decide if the Fund's goals match your own.
Class S

Investment Advisor         These securities have not been approved or
and Administrator:         disapproved by the U.S. Securities and Exchange
                           Commission ("SEC"), any state securities commission
Wells Fargo Bank           or any other regulatory authority, nor have any of
                           these authorities passed upon the accuracy or
Investment Sub-Advisor:    adequacy of this Prospectus. Any representation to
                           the contrary is a criminal offense.
Wells Capital Management

Distributor and            Fund shares are NOT deposits or other obligations of,
Co-Administrator:          or issued, endorsed or guaranteed by, Wells Fargo
                           Bank, N.A. ("Wells Fargo Bank"), Wells Capital
                           Management Incorporated ("Wells Capital Management"
                           or "WCM"), or any of their affiliates. Fund shares
Stephens Inc.              are NOT insured or guaranteed by the U.S. Government,
                           the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN
                           RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WE
                           CANNOT ASSURE YOU THAT A FUND WILL MAINTAIN A STABLE
                           NET ASSET VALUE OF $1.00 PER SHARE.

About this Prospectus
-------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about the Fund can be found.

                Important information you should look for:
-------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT SIGN]
                A summary of the Fund's key permitted investments and practices.
-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include
                the factors described in "General Investment Risks" together with any special risk factors for this Fund.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
-------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about this Fund?

The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Fund is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                           Key Information                           4

                           Summary of Expenses                       5

--------------------------------------------------------------------------------

The Fund                   Money Market Fund                         6

This section contains      General Investment Risks                  9
important information
about the Fund.

-------------------------------------------------------------------------------

Your Account               Your Account                             13

Turn to this section for   How to Buy Shares                        15
information on how to
open and maintain          Selling Shares                           16
your account, including
how to buy, sell and       Exchanges                                18
exchange Fund shares.
                           Additional Services and
                             Other Information                      19

-------------------------------------------------------------------------------

Reference                  Organization and Management
                             of the Fund                            22
Look here for details
on the organization of     How to Read the Financial Highlights     25
the Fund and term
definitions.               Glossary                                 26

Key Information
-------------------------------------------------------------------------------

Summary of the Stagecoach Money Market Fund

The Fund described in this Prospectus invests in money market instruments, seeks to maintain a $1.00 per share net asset value in order to preserve principal, and distributes dividends once a month. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in this Fund? Yes, if:

 .  you are looking for a fund in which to invest short-term cash;

 .  you are looking to preserve principal; and

 .  you are looking for monthly income.

You should not invest in this Fund if:

 .  you are looking for FDIC insurance coverage or guaranteed rates of return;

 . you are unwilling to accept the risk that you may lose money on your investment;

 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate; or

 .  you are seeking long-term total return.

Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What is the "Fund"?

In this Prospectus, the "Fund" refers to the Stagecoach Fund listed on the cover of this Prospectus.

The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc. ("Stagecoach").

Key Terms

The term "money market instruments" is used in this Prospectus to refer to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Statement of Additional Information and the Investment Practice/Risk table on page 13.

Dividends

We declare dividends, if any, daily and pay them monthly. You earn dividends from the day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed. Capital gains, if any, are distributed at least annually.


4  Stagecoach Money Market Fund Prospectus

Money Market Funds   Summary of Expenses
--------------------------------------------------------------------------------

================================================================================
 SHAREHOLDER TRANSACTION EXPENSES
================================================================================
 These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
 "Organization and Management of the Fund" for more details.
-------------------------------------------------------------------------------
                                                                      Money
                                                                      Market
                                                                 --------------
                                                                     CLASS S
-------------------------------------------------------------------------------
 Maximum sales charge on a purchase
  (as a percentage of offering price)                                 None
-------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends                                                           None
-------------------------------------------------------------------------------
 Maximum sales charge imposed on
  redemptions                                                         None
-------------------------------------------------------------------------------
 Exchange fees                                                        None
-------------------------------------------------------------------------------
===============================================================================
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
===============================================================================
 Expenses shown "after waivers" reflect amounts paid by the Fund during the prior fiscal period. In some cases, they have been restated to reflect expenses and fee waivers expected to be in effect during the current fiscal year.
 Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.
------------------------------------------------------------------------------
                                                                      Money
                                                                      Market
                                                                 --------------
                                                                     CLASS S
-------------------------------------------------------------------------------
 Rule 12b-1 fee                                                       0.75%
-------------------------------------------------------------------------------
 Management fee
  (after waivers)                                                     0.22%
-------------------------------------------------------------------------------
 Other expenses
  (after waivers or reimbursements)                                   0.45%
-------------------------------------------------------------------------------
 Total Fund Operating Expenses
  (after waivers or reimbursements)                                   1.42%
-------------------------------------------------------------------------------
 Management fee
  (before waivers)                                                    0.40%
-------------------------------------------------------------------------------
 Other expenses
  (before waivers or reimbursements)                                  1.22%
-------------------------------------------------------------------------------
 Total Fund Operating Expenses
  (before waivers or reimbursements)                                  1.62%
-------------------------------------------------------------------------------
 EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
 EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
-------------------------------------------------------------------------------
 You would pay the following expenses on a $1,000                     Money
 investment assuming a 5% annual return and that                      Market
 you redeem your shares at the end of each period.               --------------
                                                                     CLASS S
-------------------------------------------------------------------------------
  1 Year                                                             $   14
  3 Years                                                            $   45
  5 Years                                                            $   78
 10 Years                                                            $  170
-------------------------------------------------------------------------------

                                    Stagecoach Money Market Fund Prospectus  5

Money Market Fund
-------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
-------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Money Market Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments.

                Investment Policies

                We actively manage a portfolio of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investments including, for example, repurchase agreements.

--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT SIGN]
                Under normal market conditions, we invest in:

                . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

                .  negotiable certificates of deposits and banker's acceptances;

                .  repurchase agreements;

                .  U.S. Government obligations;

                . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks;

                .  municipal obligations; and

                .  shares of other money market funds.


6  Stagecoach Money Market Fund Prospectus

-------------------------------------------------------------------------------

[LOGO OF         Important Risk Factors
EXCLAMATION
POINT]           You should consider both the General Investment Risks listed on page 10 and the specific risks listed below. They are both important to your investment choice.

                 There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

-------------------------------------------------------------------------------

[LOGO OF         Additional Fund Facts
ADDITION
SIGN]            For information on Fund fees and expenses, see "Summary of
                 Expenses" on page 5.




                                      Stagecoach Money Market Fund Prospectus  7

Money Market Fund                                          Financial Highlights

                      See "How to Read the Financial Highlights" on page 26.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                                                                 CLASS S SHARES -- COMMENCED
                                                                                 ON MAY 25, 1995
                                                                                 -------------------------------------------------
                                                                                 March 31,   March 31,  Sept. 30,  Dec. 31,
For the period ended:                                                             1998        1997/1/    1996/2/   1995/3/
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                                              0.04       0.02       0.03       0.03
  Net realized and unrealized gain on investments                                    0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                    0.04       0.02       0.03       0.03
------------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income                                              (0.04)     (0.02)     (0.03)     (0.03)
  Distributions from net realized gain                                               0.00       0.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                                                          (0.04)     (0.02)     (0.03)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                                                       4.37%      2.02%      3.03%      2.73%
------------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)                                               $951,172   $707,781   $699,231   $618,899
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                            1.42%      1.43%      1.42%      1.43%
  Ratio of net investment income to average net assets                               4.28%      4.02%      3.98%      4.40%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                                1.62%      1.56%      1.55%      1.53%
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average net assets prior to waived fees
  and reimbursed expenses                                                            4.08%      3.89%      3.85%      4.30%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
CLASS S SHARE CALENDAR-YEAR RETURNS                                                             1997       1996       1995
===================================================================================================================================
These returns reflect fee waivers and reimbursements, and are not a guarantee of                4.30%      4.78%      5.34%
future performance.
-----------------------------------------------------------------------------------------------------------------------------------

/1/ The Fund changed its fiscal year-end from September 30 to March 31.
/2/ The Fund changed its fiscal year-end from December 31 to September 30.
/3/ Financial information shown is for period beginning May 25, 1995 and ended
    December 31, 1995.


8  Stagecoach Money Market Fund Prospectus

General Investment Risks
-------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. In particular, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value.

 . You cannot recover through insurance any loss due to investment practices, nor can the Fund, the selling agents or investment advisors "make good" any losses you might have.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

 . The Fund invests in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in the Fund's portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

 . The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

The following types of floating-rate derivative securities are NOT permitted investments in the Fund:

 . Capped floaters on which interest is not paid when market rates move above a certain level;

                                    Stagecoach Money Market Fund Prospectus  9

-------------------------------------------------------------------------------

 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;

 . Range floaters on which interest is not paid if market interest rates move outside a specified range;

 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and

 . Inverse floaters which have interest rates that reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective.

What follows is a general list of the types of risks (some of which are described above) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country, or between other countries, might reduce the value or liquidity of investments in either country.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase the Fund's exposure to Market Risk, Interest Rate Risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.


10  Stagecoach Money Market Fund Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Fund depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Fund's operations and services. The Fund's principal service providers have advised the Fund that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

        =======================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" in the summary for the
        Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.
        ========================================================================


                                    Stagecoach Money Market Fund Prospectus   11

--------------------------------------------------------------------------------

                                                                                             MONEY MARKET
==========================================================================================================
INVESTMENT PRACTICE:                                                     RISK:
==========================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates that are adjusted either                 Interest Rate and           *
on a schedule or when an index or benchmark changes.                     Credit Risk
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller of a security agrees to                Credit and
buy back a security at an agreed upon time and price,                    Counter-Party Risk          *
usually with interest.
----------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in shares of another money                      Market Risk                 *
market fund. A pro rata portion of the other fund's
expenses, in addition to the expenses paid by the Fund,
will be borne by Fund shareholders.
----------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt obligations of foreign                           Information, Currency,
branches of U.S. banks or U.S. branches of foreign                       Liquidity, Political,       *
banks.                                                                   Regulatory, and
                                                                         Diplomatic Risk
----------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities to brokers, dealers                   Credit, Leverage and         *
and financial institutions to increase return on those                   Counter-Party Risk
securities. Loans may be made in accordance with
existing investment policies.
----------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent of 10%                               Leverage Risk                *
of assets from banks for temporary purposes
to meet shareholder redemptions.
----------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily sold, or cannot be                     Liquidity Risk               *
readily sold without negatively affecting its fair price.
Illiquid securities are limited to 10% of total assets.
----------------------------------------------------------------------------------------------------------

12  Stagecoach Money Market Fund Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Opening an Account

Class S shares of the Fund are offered by this Prospectus to businesses that establish a Business Dividend Checking Account (an "Account") with Wells Fargo Bank. Each Account combines a Transaction Account (a non-interest bearing deposit account) with a periodic sweep of balances to or from the Fund. Investors may open an Account by completing and signing an Account Application and appropriate Disclosure Statement. The Disclosure Statement contains important information about the various features and operations of the Accounts and should be reviewed in conjunction with this Prospectus. Wells Fargo Bank may, in the future, permit investors to acquire shares of the Fund through additional accounts not described in this Prospectus.


                                   Stagecoach Money Market Fund Prospectus    13

--------------------------------------------------------------------------------

Important Information:

 . Read this prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Selling Agent or by calling 1-800-222-8222.

 . We process requests to buy shares each business day. Requests we receive in proper form for the Fund before 12:00 noon (Pacific time) generally are processed at 12:00 noon on the same day.

 . Requests we receive after the above-specified times are processed the next business day at the applicable Net Asset Value (NAV).

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of the Fund's shares by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares of the Fund. See the Statement of Additional Information for further information.

 . You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Investor Services (1-800-222-
   8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.

 . Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.

 . On any day the trading markets for both U.S. government securities and money market instruments close early, the Fund will close early.

 . We reserve the right to cancel any purchase order or delay redemption if your check does not clear.

14  Stagecoach Money Market Fund Prospectus

Your Account
-------------------------------------------------------------------------------

How to Buy Shares

Class S shares may be purchased on any day the Fund and Wells Fargo Bank are open by making a deposit into your Account. On each day Wells Fargo Bank and the Fund are open Wells Fargo Bank computes the Net Sweep Amount, which is the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account. If deposits and credits exceed withdrawals and charges, you authorize Wells Fargo Bank, on your behalf, to transmit a purchase order to the Fund designated in your Account in the amount of that day's Net Sweep Amount. For example, if you make a $500 deposit and withdraw $100 on the same day, and there are no other transactions on that day, the Net Sweep Amount for that day would be $400. Wells Fargo Bank, on your behalf, would transmit a purchase order to the designated Fund on the next business day in the amount of $400. Your purchase order will be made effective and full and fractional shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. Deposits and other transactions to your Account are sometimes not immediately included in the Net Sweep Amount. Cash and items drawn on Wells Fargo Bank are generally credited to the Net Sweep Amount on the same business day as the day of deposit. Local and non-local checks are usually credited to your Net Sweep Amount on the first or second business day, respectively, after the day of your deposit. In addition, adjustments may sometimes be made to your Account to reflect dishonored or returned items. For additional information refer to the applicable Disclosure Statement and, specifically therein, "Holds and Funds Availability."


                                     Stagecoach Money Market Fund Prospectus  15

--------------------------------------------------------------------------------

Selling Shares:

If, on any day Wells Fargo Bank and the Fund are open for business, withdrawals from your Business Dividend Checking Account, including check transactions, exceed deposits and credits, Wells Fargo Bank will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Business Dividend Checking Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank transmits a redemption request on your behalf to the Fund for the balance of the Class S shares of the Fund held through your Account. Your shares are normally redeemed at the next NAV, expected to be a constant $1.00 per share, calculated after the Fund has received the redemption order transmitted on your behalf. The Fund ordinarily will remit your redemption proceed shortly after your redemption order is received from Wells Fargo Bank unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund. In addition, Wells Fargo Bank may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in "Holds and Funds Availability" and elsewhere in the applicable Disclosure Statement.


16  Stagecoach Money Market Fund Prospectus

Your Account
--------------------------------------------------------------------------------

================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================

We process requests to sell shares each business day. Requests we receive in proper form for the Fund before 12:00 noon (Pacific time) generally are processed at 12:00 noon on the same day.
--------------------------------------------------------------------------------

Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed the next business day.
--------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
--------------------------------------------------------------------------------

We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                                     Stagecoach Money Market Fund Prospectus  17

Exchanges
-------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 . You should carefully read the Prospectus for the Fund into which you wish to exchange.

 . If you exchange between a money market mutual Fund and a Fund with a sales load, you will buy shares at the Public Offering Price (POP) of the new Fund and a sales load may be assessed.

 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

 . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

 . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

 . You may exchange shares of the Funds for Class A, B or C shares of a non-money market fund.



18  Stagecoach Money Market Fund Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

Dividend and Capital Gain Distribution Options

The Fund intends to distribute dividends on a daily basis to shareholders of record as of 12:00 noon (Pacific time). You begin earning dividends on your Class S shares of the Fund on the day your purchase order for such shares is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or holiday are credited on the preceding business day. If you redeem shares before the dividend payment date, any dividends credited to you will be paid on the following dividend payment date. The Fund distributes any capital gains at least annually. Dividends declared in a month are reinvested in Class S shares of the Fund early in the following month.


                                     Stagecoach Money Market Fund Prospectus  19

--------------------------------------------------------------------------------

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Fund and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.

We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income.

We will pass on to you any net capital gains earned by the Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and such distributions paid to noncorporate shareholders may qualify for taxation at preferential rates. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. residents will be subject to back-up withholding taxes. As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize taxable gain or loss on the redemption or exchange of your Fund shares.



20  Stagecoach Money Market Fund Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

Wells Fargo & Company/Norwest Merger-- Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Fund that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Fund.

Minimum Account Value-- Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements-- We mail statements after any dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statement of Additional Information-- Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act-- Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights-- All shares of the Fund have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


                                     Stagecoach Money Market Fund Prospectus  21

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Fund is organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Stagecoach

The Fund is one of over 30 Funds of Stagecoach Funds, an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                 SHAREHOLDERS
================================================================================
                                      |
================================================================================
                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
    Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA

 Markets the Funds,    Manages the Fund's   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Fund's business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISOR
================================================================================
         Wells Capital Management, 525 Market St., San Francisco, CA
                  Manages the Fund's investment activities
--------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA

Manages the Fund's investment activities      Provides safekeeping for the
                                              Fund's assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                             BOARD OF DIRECTORS
================================================================================
                       Supervises the Fund's activities
--------------------------------------------------------------------------------


22 Stagecoach Money Market Fund Prospectus

Organization and Management of the Fund
-------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund class paid on an annual basis for the services described. The Statement of Additional Information for the Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for the Fund. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the U.S. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank .22% for advisory services (after fee waivers) for the fiscal period ended March 31, 1998.

Sub-Advisor

Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for the Fund. As of August 1, 1998, WCM provided investment advice for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Funds, WCM is entitled to receive from Wells Fargo Bank .05% of each Fund's assets up to the first $960 million and
 .04% of all assets above $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank.

The Administrator

Wells Fargo Bank is the administrator for the Fund. Wells Fargo Bank is paid
 .03% of the Fund's assets for these services.

The Distributor and Co-Administrator

Stephens is the Funds' distributor and co-administrator. Stephens receives .04% of the Fund's assets for its role as co-administrator. Stephens also receives all distribution plan fees.


                                    Stagecoach Money Market Fund Prospectus  23

--------------------------------------------------------------------------------

Distribution Plan

We have adopted a Distribution Plan for the Fund. This plan is used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. The Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The Fund may pay up to .75% under the Plan for the Class S shares.

Shareholder Servicing Plan

We have Shareholder Servicing Plan for the Class S shares. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services we pay .25%.


24  Stagecoach Money Market Fund Prospectus

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of the Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Funds. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, with the exception of the Class S calendar-year returns, or as indicated. The financial statements are included in the Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding shares for that class. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions-- Distributions From Net Realized Gains."

Net Assets-- The value of the investments in the Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by the Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


                                    Stagecoach Money Market Fund Prospectus  25

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

Business Day

Any day the Fund is open. The Fund is generally open Monday through Friday and is closed weekends and federal bank holidays.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial Paper typically is of high credit quality and offers below market interest rates.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by the Fund on its shares.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Liquidity

The ability to readily sell a security at a fair price.


26  Stagecoach Money Market Fund Prospectus

Glossary
--------------------------------------------------------------------------------

Moody's

A nationally recognized ratings organization.

Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV per share of the Money Market Fund is determined each business day at 12:00 noon (Pacific time).

Public Offering Price (POP)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and record, assist and provide information to shareholders or perform similar functions.

S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.


                                     Stagecoach Money Market Fund Prospectus  27

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--------------------------------------------------------------------------------



28  Stagecoach Money Market Fund Prospectus

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--------------------------------------------------------------------------------



                                    Stagecoach Money Market Fund Prospectus  29

STAGECOACH FUNDS/R/

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066

        =======================================================================
        STAGECOACH MONEY MARKET FUNDS:
        -----------------------------------------------------------------------
        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by Wells Fargo Bank.
        . involve investment risk, including possible loss of principal.
        . seek to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that a fund will meet this goal. Yields will vary with market conditions.
        =======================================================================

[LOGO OF RECYCLED PAPER]                                        SC 228 P (8/98)
Printed on Recycled Paper

                             STAGECOACH FUNDS, INC.
                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated August 1, 1998

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND

                              Institutional Class

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE and OREGON TAX-FREE FUNDS (sometimes, collectively, the "Tax-Free Funds"). This SAI relates to the Institutional Class shares for each Fund.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information........................................     1

Investment Restrictions............................................     1

Additional Permitted Investment Activities.........................     6

Risk Factors.......................................................    20

Special Considerations Affecting Arizona Municipal Obligations.....    22

Special Considerations Affecting California Municipal Obligations..    24

Special Considerations Affecting Oregon Municipal Obligations......    28

Management.........................................................    34

Performance Calculations...........................................    46

Determination of Net Asset Value...................................    53

Additional Purchase and Redemption Information.....................    54

Portfolio Transactions.............................................    55

Fund Expenses......................................................    56

Federal Income Taxes...............................................    56

Capital Stock......................................................    63

Other..............................................................    66

Counsel............................................................    66

Independent Auditors...............................................    66

Financial Information..............................................    66

Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION

     The California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond Fund of the Company (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's California Tax-Free Bond Fund.

     The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the names Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. The Funds commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. On October 1, 1995, the Funds were reorganized as the Pacifica Arizona Tax-Exempt Fund, Oregon Tax-Exempt Fund and National Tax-Exempt Fund, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Arizona Tax-Exempt Fund, National Tax-Exempt Fund and Oregon Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free, Oregon Tax-Free and Arizona Tax-Free Funds.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund may not:

     (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

     (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

     (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

     (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Arizona Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the

U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The National Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

The Oregon Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that

(a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The California Tax-Free Bond Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); nor

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The California Tax-Free Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of 30% of such Fund's total assets. The California Tax-Free Bond and California Tax-Free Income Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     The California Tax-Free Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remains until the principal amount can be recovered through demand, is less than five years.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations, including floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds each will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the advisor, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds, may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Municipal Obligations
     ---------------------

     The Funds may invest in municipal obligations issued by governmental entities to obtain funds for various public purposes. These purposes may include the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Each Fund, subject to its respective investment objective and policies, is not limited with respect to which category of municipal bonds it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private
user.   The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Neither California Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     Municipal Lease Obligations. The Funds may invest in municipal lease obligations. The advisor makes determinations concerning the liquidity of a municipal lease obligation based on relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

     Certificates of Participation. The Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     Pass-Through Obligations. Certain of the debt obligations which the Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in this SAI.

     Stand-By Commitments. The Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

     Each of the Funds expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Each of the Funds intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     Each of the Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

     Tax Status. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Ratings of Municipal Securities. The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by; Standard & Poor's Ratings Group ("S&P"), or unrated bonds that are considered by the investment advisor to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

     The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. A description of ratings is contained in the Appendix to the SAI.

     The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment advisor to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment advisor to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     In the event a security purchased by a Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to this SAI.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission ("SEC") to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Taxable Investments
     -------------------

     Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in various types of U.S. Government obligations in accordance with the policies described in the Funds' Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     Warrants
     --------

     Although they have no present intention to do so, the Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the advisor's intent in using the derivatives.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each state Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the state Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     The state Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

     The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

     There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

     Arizona state government tax revenue growth in fiscal year 1997 increased by 6.5% over fiscal year 1996, even after factoring in tax reductions. The 5.1% increase in sales tax revenue for FY 1997, and projected increases of 5.0% for FY 1998 and FY 1999, respectively, reflect continued strong economic growth in the state. The state general fund ended fiscal year 1997 with a total general fund balance of approximately $762 million, representing approximately 16% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $516 million, and a budget stabilization ("rainy day") fund balance of approximately $246 million. The total general fund balance at the end of fiscal year 1998 is projected to be approximately $814 million. While these balances are indicative of present fiscal health, the overall fiscal picture could change rapidly and dramatically for the worse, depending on fluctuations in revenues resulting from an economic recession or other adverse conditions.

     The 1998 legislature enacted a $120 million tax reduction package, resulting in the seventh consecutive year of significant state tax reduction. In earlier years, the 1997 legislature enacted a $110 million income tax reduction package, the 1996 legislature enacted a $200 million property tax reduction package, and an income tax reduction of $200 million was enacted in 1995. Although the 1998 general election ballot will not include questions related to the state tax structure generally, efforts were made to bring such issues to the ballot, and may be made again in 2000 and in future years.

     In 1998, the Legislature adopted a comprehensive plan to overhaul the state's K-12 education capital finance system. Under this plan, a substantial commitment of state general fund revenues to the system has been made, totaling approximately $360 million in FY 1999, with greater amounts likely in future years. There may be additional legislative activity during 1999 and beyond in the areas of tax reform and school finance. The combined impact of the commitment of resources to K-12 education capital finance, continued tax reduction, and the inability to increase revenues without a two-thirds of both houses of the legislature, together with other actions and circumstances, may result in deteriorating fiscal conditions in the future, which may adversely affect state fund balances and fiscal health.

     Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information.  From mid-1990 to late
     ----------------------------------------------
1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession.
Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as

"K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grew in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. This trend is projected to continue through the rest of the decade. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in the Spring of 1998.
Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97 and has forecast an overall balanced budget by June 30, 2000. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 15, 1996 and the projected level of the SFEU as of June 30, 1998 was $329 million. However, the Asian economic difficulties since mid-1997 are expected to have had a moderate dampening effect on California's economy. Any delay or reversal of the recovery may create new shortfalls in revenues.

     Local Governments.  On December 6, 1994, Orange County, California became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy, and the county's investment rating by Standard & Poors was "B" as of October 31, 1997.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. The county has received federal and state assistance and the proposed fiscal 1999 budget for Los Angeles County is the first in several years that does not begin with an operating deficit. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances.  The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. The 1998-99 Executive Budget projections submitted to the State Legislature in February 1998, forecast a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Changes in California Constitutional and Other Laws.  In 1978, California
     ---------------------------------------------------
voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

     The Governor recently proposed that California reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the State Legislature of California as part of the annual budget process.

     Other Information.  Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports $50 billion in goods representing nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

     The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     State Bonds and Revenues.  As of March 1, 1998, $2.97 billion (rounded) in
     ------------------------
general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $120.6 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $2.85 billion (rounded) of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.11 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

     In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1997-99 biennium, approximately 97.0% of the State's revenues for the 1997-99 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's June 1, 1998 economic and revenue forecast predicts that State General Fund revenues for the 1997-99 biennium will exceed the legislatively approved budget forecast by approximately $348.1 million (or approximately 4.0%).


     The Economy.  The following is a summary of a portion of the June 1, 1998
     -----------
quarterly Economic and Revenue Forecast prepared by the State Department of Administrative Services as required by ORS 291.342. The State's quarterly Economic and Revenue Forecast is available at the Oregon Department of Administrative Services' web site: www.oea.das.state.or.usa.

     Summary of Recent Trends.  Although seasonal adjustment factors lifted
     ------------------------
first quarter job growth, evidence continues to point to a slowing Oregon economy. Construction and manufacturing, the engines of the 1994-96 state economic boom, have clearly entered a period of slower growth. However, income growth remains strong. This suggests that Oregon's consumers are supplanting business investment as the primary force behind the state's continued economic expansion.

     Short-Term Outlook.  The Office of Economic Analysis expects Oregon's
     ------------------
economy to slow further as Asian exports decline and the state's high technology investment boom winds down. In-migration should remain relatively subdued as California's job growth surpasses Oregon's. Oregon will likely continue shifting from a business investment led expansion to one fueled primarily by consumer spending. Because of this shift, the slowdown will be more pronounced in the manufacturing and construction sectors. The service-producing sectors are expected to see only moderately slower growth over the next two years.

     Oregon's job growth is projected to slow from 3.4 percent in 1997 to 2.8 percent in 1998 and 1.7 percent in 1999. Personal income is forecast to increase 5.8 percent in 1998 and 5.0 percent in 1999. The low inflation environment means that this income growth rate will translate into a sizeable increase in purchasing power. After adjustment for inflation, personal income is projected to rise 4.4 percent in 1998 and 2.7 percent in 1999.

     The Office of Economic Analysis forecast is slightly more optimistic but roughly in line with major private forecast services. The DRI regional unit projects state job growth of 2.5 percent in 1998 and 1.3 percent in 1999. Regional Financial Associates expects Oregon job growth of 2.4 percent and 1.2 percent for the two years, respectively. Both forecast services project a similar slowing for Oregon's personal income growth rate.

     A reduction in exports to Asia is an important factor slowing the state economy. Asia is overwhelmingly the most important export market for Oregon's forest and agricultural products. These sectors will slow further as Asian demand weakens.

     Deteriorating Asian markets will also slow the high technology manufacturing sector. Moreover, this sector is in the process of consolidating gains related to the rapid growth of the past four years. High tech job growth averaged 10.1 percent from 1994 to 1996. It slowed to 6.7 percent in 1997. High tech employment is forecast to increase 3.1 percent in 1998 before bottoming out at 1.7 percent growth in 1999. The forecast is for a slowdown in high tech sector job growth, not a decline. The development of a national recession would almost certainly bring outright job reductions to this sector.

     Slowing high technology investment and lower rates of net in-migration will likely translate into a softer state construction market. Construction employment is forecast to edge up 2.1 percent in 1998 before declining 1.7 percent in 1999. Housing starts are expected to decline 3.8 percent in 1998 and an additional 14.5 percent in 1999.

     Oregon consumers have benefited greatly from the state's economic boom of the past four years. Household balance sheets appear to be in relatively good shape. Evidence for this is the state's low consumer loan delinquency rate, which is well below the national average. Not only have Oregonians enjoyed a
25.3 percent increase in per capita income over the past four years but they have also experienced a 41.5 percent increase in average home values over the same period.

     Forecast Risks.  The primary risks to the Oregon economy are related to the
     --------------
international and national economies. A scenario in which the Asian recessions turn out to be more severe than expected would have major consequences for the Oregon economy. Weaker export markets would directly effect the state's timber, agriculture, and high technology sectors. Since these sectors are the core of Oregon's economy, a national recession originating from a contraction in Asian exports would likely be more severe in the state.

     It is not clear that a national recession proceeded by an inflationary build up and a Federal Reserve tightening of credit would have more than a proportional impact on Oregon. However, the state's economy is heavily dependent on durable goods manufacturing industries, which are traditionally sensitive to credit policy.

     Extended Outlook.  Oregon's economy is expected to continue growing faster
     ----------------
than the U.S. as a whole over the next eight years. Recovery in Asia and a re-acceleration of the high technology industries are expected to trigger modestly higher growth over the 2000 to 2005 period.

     The extended outlook is based on the trend national forecast. The trend forecast reflects long-term averages. It does not account for business cycle fluctuations. It is very likely that sometime over the next eight years, a national recession will develop. This will certainly affect the Oregon economy. Oregon's dependence on durable goods manufacturing industries such as high technology, lumber and wood products, metals, and transportation equipment make the state vulnerable to business cycle swings. It is difficult to evaluate how Oregon's economy is likely to respond to the next downturn because of the significant structural changes that have taken place since the last recession.

     Oregon's economy is expected to look considerably different in 2005 than it did in 1995. First, it should be significantly larger. Population is projected to be 3,615,000, an increase of 482,000. Payroll employment is projected to rise 28.8 percent over the period to reach 1,827,300. Total income is expected to grow 75.9 percent. Per capita income is expected to grow from $21,989 in 1995 to $33,512 in 2005. Consumer prices, as measured by the Portland-Vancouver area consumer price index, are projected to rise 34.3 percent over the ten year period. The cost of a similar size and quality house in Oregon is expected to rise 82.1 percent between 1995 and 2005.

     The state's industry mix will also reflect important structural changes in the economy. Following national trends, Oregon's manufacturing jobs are likely to decline as a share of total employment. Service jobs are expected to rise. Government employment is projected to decrease from 16.9 percent of total employment in 1995 to 15.4 percent in 2005.

     The shift from timber to high technology within the manufacturing sector is expected to continue. High technology employment is forecast to grow by 33,900 jobs, while timber falls by 5,100. In 2005, high technology manufacturing is projected to comprise 33.8 percent of manufacturing jobs, up from 25.6 percent in 1995.

     Recent Environmental Developments.  In 1991 and 1992, in response to
     ---------------------------------
concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

     Recent Developments Affecting Government Revenues.  Ballot Measure 5.
     -------------------------------------------------
Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

     The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution.

Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

     The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

     Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

     Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

     Ballot Measure 50.  The 1997 Legislative Assembly referred to Oregon
     -----------------
voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure 50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

     Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, is expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

     The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99. The first year of implementation occurred with the local property tax bills subject to Measure 50 being distributed in late November 1997. Until local governments and county tax assessors and collectors have significantly more practical experience with implementing and administering the property tax system under the guidelines and limitations of Measure 50 and its implementing legislation, the actual short term and long term financial effects of Measure 50 on local governments will be uncertain.

     The Initiative Process. The Oregon Constitution reserves to the people of
     ----------------------
the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

     Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

     To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

     Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of July 20, 1998, several initiatives had qualified to be placed on the November 1998 general election ballot; however, none of the initiatives which have qualified are anticipated to have a material adverse affect on State or local government finances or revenues if adopted. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 50." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

     It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

     Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 50 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes adopted relating to Measure 50 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

     The Oregon Bond Market.  There is a relatively small active market for
     ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it or for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                        Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
-------------------------------------  ------------------  -----------------------------------------------
Jack S. Euphrat, 75                         Director                      Private Investor.
415 Walsh Road
Atherton, CA 94027

                                                                         Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
-------------------------------------  ------------------  -----------------------------------------------
*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.


Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133



Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                        University Teachers College since 1976.



*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.



Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer

                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
------------------------      ------------------------------------------  ------------------------------------
Jack S. Euphrat                         $25,750                               $34,500
Director

R. Greg Feltus                          $ 0                                   $ 0
Director

Thomas S. Goho                          $25,750                               $34,500
Director

Peter G. Gordon                         $24,250                               $30,500
Director

Joseph N. Hankin                        $25,750                               $34,500
Director

W. Rodney Hughes                        $25,250                               $33,000
Director

Robert M. Joses                         $ 1,500                               $ 4,000
Director

J. Tucker Morse                         $25,250                               $33,000
Director


     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for

Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                                               Annual Rate
Fund                                                                  (as percentage of net assets)
----------------------------------------------------------------  --------------------------------------
Arizona Tax-Free                                                                  0.50%
California Tax-Free Bond                                                          0.50%
California Tax-Free Income                                                        0.50%
National Tax-Free                                                                 0.50%
Oregon Tax-Free                                                                   0.50%

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                    Six-Month
                                              Year-Ended                           Period Ended
                                                3/31/98                               3/31/97
                                               --------                               -------
     Fund                            Fees Paid         Fees Waived         Fees Paid         Fees Waived
--------------------------------  ----------------  -----------------  -----------------  -----------------
Arizona Tax-Free                          $ 29,358           $ 65,926            $     0           $ 52,838
California Tax-Free Bond*                [$______]          [$______]           [$______]         [$______]
California Tax-Free Income                $106,906           $241,280            $67,449           $144,315
National Tax-Free                         $ 39,446           $ 89,340            $     0           $ 30,284
Oregon Tax-Free                           $ 57,037           $130,517            $     0           $102,775
_______________
* These amounts are for the year ended December 31, 1997.  Prior to December 12,
 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
     -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the predecessor portfolios. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                                                      Year Ended
                                                                        9/30/96
                                                                       --------
     Fund                                               Fees Paid                   Fees Waived
---------------------------------------------  ---------------------------  ----------------------------
Arizona Tax-Free                                                  $ 22,457                       $98,300
National Tax-Free                                                 $      0                       $67,463
Oregon Tax-Free                                                   $173,249                       $57,377

     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisors to the predecessor portfolio of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as advisor to the predecessor portfolio of the Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as advisor to the predecessor portfolio of the Arizona Tax-Free Fund.

     For the periods indicated below, the prior advisors were entitled to receive the following amounts in advisory fees and waived reimbursed fees in the indicated amounts. In 1995, the Funds changed their fiscal year from May 31 to September 30.

                                        Four-Month
                                       Period Ended                         Year Ended
                                         9/30/95                              5/31/95
                                        ---------                            --------
                                   Fees              Fees             Fees              Fees
Fund                               Paid             Waived            Paid             Waived
---------------------------  ----------------  ----------------  ---------------  ----------------
Arizona Tax-Free                      $41,159           $66,373         $124,904          $166,803
National Tax-Free                     $24,173           $68,667         $ 67,845          $145,244
Oregon Tax-Free                       $84,999           $43,995         $256,430          $ 84,770

     California Tax-Free Bond and California Tax-Free Income Funds.  For the
     -------------------------------------------------------------
periods indicated below, the California Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                      Nine-Month
                                     Period Ended                  Year Ended
                                       9/30/96                     12/31/95
                                     ----------                   ----------
                                  Fees           Fees          Fees           Fees
Fund                              Paid          Waived         Paid          Waived
----------------------------  -------------  ------------  -------------  ------------
California Tax-Free Bond*        $1,276,667       $     0     $1,165,967      $248,047
California Tax-Free Income       $  281,991       $18,321     $  236,632      $ 31,013
__________________
* Indicates fees paid by, or on behalf of, the Overland predecessor portfolio.
 For 1996, the amount shown is for the year ended December 31, 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Asset Allocation and Index Allocation Funds' average daily net assets, 0.125% of the next $400 million of the Funds' net assets, and 0.10% of net assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     PORTFOLIO MANAGERS.  Mr. Stephen Galiani assumed sole responsibility for
     ------------------
the day-to-day portfolio management of the National Tax-Free Fund in July 1997. Mr. Galiani also is responsible as co-manager of the Arizona Tax-Free and Oregon Tax-Free Funds. Mr. Galiani joined Wells Capital Management in June of 1997 as the Senior Portfolio Manager in charge of the municipal bond group. He came to WCM from Qualivest Capital Management in Portland, Oregon, where he was the Director of Fixed Income for two years. Prior to that, he served as President and portfolio manager of his own investment advisory firm from 1990 to 1995. Earlier affiliations included Keystone Custodian Funds, where he managed the municipal bond team, and Eaton Vance Corporation. Mr. Galiani began his investment career in 1975 after earning an M.B.A. from Boston University. He holds a B.A. from Manhattan College.

     Ms. Laura Milner assumed responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner also is responsible as co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

     Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug also is responsible as portfolio co-manager of the California Tax-Free Income Fund. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analyst and its California chapter.

     Ms. Mary Gail Walton also is responsible for the day-to-day portfolio management of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been portfolio co-manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

     ADMINISTRATOR AND CO-ADMINISTRATOR .  The Company has retained Wells Fargo
     -----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the periods indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                                                                               Six-Month
                                                   Year-Ended                                 Period Ended
                                                    3/31/98                                     3/31/97
                                                    -------                                     -------
                                                     Wells                                       Wells
Fund                                 Total           Fargo         Stephens       Total          Fargo        Stephens
------------------------          ----------    -------------   -------------  -----------   ------------   ------------

Arizona Tax-Free                   $12,043        $ 8,069        $ 3,974        $ 5,750        $1,150        $ 4,600
California Tax-Free Bond*         [$_____]       [$____]        [$_____]       [$_____]       [$____]       [$_____]
California Tax-Free Income         $43,808        $29,351        $14,457        $16,307        $3,261        $13,046
National Tax-Free                  $16,707        $11,194        $ 5,513        $ 3,222        $  644        $ 2,578
Oregon Tax-Free                    $23,433        $15,700        $ 7,733        $10,907        $2,181        $ 8,726
_______________
* These amounts are for the year ended December 31, 1997.  Prior to December 12,
 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
     -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services,

Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     For the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. The amount also reflects the net administration fees paid, after waivers, by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

                                                           Year Ended
                                                            9/30/96
                                                           ----------
     Fund                                                  Fees Paid
-------------------------------------------------  --------------------------
Arizona Tax-Free                                          $ 24,636
National Tax-Free                                         $ 14,138
Oregon Tax-Free                                           $ 49,627

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolios of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated below and ALPS waived the indicated amounts. In 1995, the Funds changed their fiscal year-end from May 31 to September 30.


                                       Four-Month
                                      Period Ended                     Year Ended
                                        9/30/95                         5/31/95
                                       --------                         -------
                                  Fees            Fees           Fees            Fees
     Fund                         Paid           Waived          Paid           Waived
---------------------------  ---------------  -------------  -------------  ---------------
Arizona Tax-Free                      $4,116             $0        $12,490           $    0
National Tax-Free                     $2,417             $0        $ 6,785           $2,018
Oregon Tax-Free                       $8,500             $0        $25,643           $    0

     California Tax-Free Bond and California Tax-Free Income Funds.  Wells Fargo
     -------------------------------------------------------------
Bank and Stephens currently serve as Administrator and Co-Administrator, respectively, to the Funds. Prior to the Consolidation of the Overland portfolios into the Stagecoach Funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland California Tax-Free Bond Fund. Prior to February 1, 1997, Stephens served as sole Administrator to both California Funds and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each such Fund's average daily net assets.

     For the periods indicated below, the Funds paid to Stephens the following dollar amounts for administration fees:

                                                  Nine-Month
                                                 Period Ended           Year Ended
Fund                                                9/30/96              12/31/95
-------------------------------------              --------             ---------
California Tax-Free Bond*                          $357,423             $ 384,015
California Tax-Free Income                         $ 18,371             $  16,793

__________________
* Represents amounts paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the distributor to the Funds.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
     ----------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Institutional Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Institutional Class of each Fund to Wells Fargo Bank or its affiliates were as follows:

                                                                                                  Six-Month
                                                                    Year-Ended                   Period Ended
Fund                                                                 3/31/98                       3/31/97
----------------------------------------                             --------                      --------
Arizona Tax-Free                                                     $      0                      $      0
California Tax-Free Bond*                                            $  9,860                      $127,063
California Tax-Free Income                                           $ 16,490                      $  9,816
National Tax Free                                                    $      0                      $      0
Oregon Tax-Free                                                      $    104                      $ 10,085

__________________

* Represents amounts paid by the Institutional Class shares of the Stagecoach Fund. The Overland predecessor portfolio did not offer Institutional Class shares. These amounts reflect fees paid for the fiscal year ended December 31, 1997.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  For the
     -------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Funds indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. For the year ended September 30, 1996, the Institutional Class of each Fund paid, after waivers, the following dollar amounts of shareholder servicing fees:



                                                        Year Ended
    Fund                                                  9/30/96
---------------------------------                         -------
Arizona Tax-Free                                          $0
National Tax-Free                                         $0
Oregon Tax-Free                                           $1,295

     The California Tax-Free Income Fund.  The California Tax-Free Income Fund
     -----------------------------------
did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year ended March 31, 1998, the Funds paid to Wells Fargo Bank the following dollar amounts in custody fees, after waivers:



Fund                                                                  Custody Fees
-----------------------------------------------             ----------------------------------
Arizona Tax-Free                                                  $  0
California Tax-Free Bond*                                         $  0
California Tax-Free Income                                        $  0
National Tax-Free                                                 $  0
Oregon Tax-Free                                                   $  0
_______________
* This amount is for the year ended December 31, 1997.  Prior to December 12,
 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  FICAL,
     -------------------------------------------------------------
located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     The predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds did not pay any custody fees to FICAL, after waivers and reimbursements, for the period begun October 1, 1995 and ended September 5, 1996, and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

     California Tax-Free Income Fund.  For the nine-month period ended September
     -------------------------------
30, 1996, the California Tax-Free Income Fund did not pay any custody fees to Wells Fargo Bank.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of the Institutional Class shares.

     For the year-ended March 31, 1998, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:



Fund                                                         Transfer Agency Fees
-----------------------------------------------         -----------------------------
Arizona Tax-Free                                           $      0
California Tax-Free Bond*                                  $      0
California Tax-Free Income                                 $ 10,794
National Tax-Free                                          $      0
Oregon Tax-Free                                            $      0
_______________
* This amount is for the year ended December 31, 1997.  Prior to December 12,
 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  Under the
     -------------------------------------------------------------
prior transfer agency agreement for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     California Tax-Free Bond and California Tax-Free Income Funds.  Under the
     -------------------------------------------------------------
prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions were paid to Stephens as the Funds' Distributor.


                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Institutional Class shares of the Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Arizona Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Arizona Tax-Free Fund.

     Performance shown or advertised for the Institutional Class shares of the Stagecoach California Tax-Free Bond Fund for periods prior to December 15, 1997, reflects performance of the Class A shares of the Overland California Tax-Free Fund (the accounting survivor of a merger of the Funds on December 12, 1997).

     Performance shown or advertised for the Institutional Class shares of the California Tax-Free Income Fund for periods prior to September 6, 1996, reflects the performance of the Fund's Class A shares.

     Performance shown or advertised for the Institutional Class shares of the National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica National Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach National Tax-Free Fund.

     Performance shown or advertised for the Institutional Class shares of the Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Oregon Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Oregon Tax-Free Fund.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

               Average Annual Total Return for the Applicable
                     Period Ended March 31, 1998/1/
 ----------------------------------------------------------------------------

                  Institutional                                          Five          Three          One
                      Class                           Inception/2/       Year           Year          Year
--------------------------------------------------  --------------  --------------  ------------  ------------
Arizona Tax-Free                                             5.76%           6.05%         7.00%         9.99%
California Tax-Free Bond                                     8.26%           5.51%         8.02%        10.85%
California Tax-Free Income                                   4.77%           4.51%         5.17%         5.91%
National Tax-Free                                            5.97%           5.96%         7.19%        10.51%
Oregon Tax-Free                                              7.21%           6.05%         7.08%        10.08%

---------------------
1 For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the California Tax-Free Income Fund reflect the performance of the Class A shares of such Fund. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Arizona, Oregon, and National Tax-Free Funds reflects the performance of such Funds' predecessor portfolios. The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997). Institutional Class shares do not assess a sales charge.

2 For purposes of showing performance information, the inception date of each Fund and Class is as follows: California Tax-Free Income - November 18, 1992; Overland California Tax- Free Bond Class A -October 6, 1988; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The actual inception date of each class may differ from the inception date of the corresponding Fund.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 19981
     ----------------------------------------------------------------------

                  Institutional                                          Five          Three
                      Class                           Inception/2/       Year           Year
--------------------------------------------------  --------------  --------------  ------------
Arizona Tax-Free                                            48.90%          34.14%        22.51%
California Tax-Free Bond                                   112.63%          39.00%        26.05%
California Tax-Free Income                                  28.48%          24.70%        16.32%
National Tax-Free                                           34.92%          33.57%        23.15%
Oregon Tax-Free                                             98.31%          34.16%        22.78%

--------------------
1 For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the California Tax-Free Income Fund reflect the performance of the Class A shares of such Fund. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Arizona, Oregon, and National Tax-Free Funds reflects the performance of such Funds' predecessor portfolios. The performance figures for the Institutional Class shares of the California Tax-Free Bond Fund reflect the performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of the merger of the Stagecoach and Overland Funds on December 12, 1997). Institutional Class shares do not assess a sales charge.

2 For purposes of showing performance information, the inception date of each Fund and Class is as follows: California Tax-Free Income - November 18, 1992; Overland California Tax-Free Bond Class A - October 6, 1988; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The actual inception date of each class may differ from the inception date of the corresponding Fund.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)/6/ -1]
                                    -----
                                     Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                               1 - p
                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

                 Yield for the Period Ended March 31, 1998/1/
                 -------------------------------------------

                                                                    Thirty-Day
                                      Thirty-Day Yield          Tax-Equivalent Yield/2/
                                  -------------------------  -------------------------
                                      After        Before        After        Before
              Fund                   Waiver       Waiver        Waiver       Waiver
--------------------------------  ------------  -----------  ------------  -----------
California Tax-Free Bond                 4.15%        3.89%         7.58%        7.10%

California Tax-Free Income               3.63%        3.12%         6.63%        5.70%

Arizona Tax-Free                         3.27%        2.49%         5.71%        4.35%

Oregon Tax-Free                          4.12%        3.48%         7.50%        6.33%

National Tax-Free                        4.53%        3.96%         6.29%        5.50%

______________________

1 Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares. "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

2 Based on a combined federal and state income tax rate of 45.22% for each of the California Tax-Free Bond and California Tax-Free Income Funds, and 45.04% and 42.72% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 39.60% for the National Tax-Free Fund.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or

Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor and the total amount of assets under management by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account,

Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  For the past three years the Funds did not pay any
     ----------------------
brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, (December 31,
     ------------------------------------
1997 for the California Tax-Free Bond Fund), none of the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act.

     Portfolio Turnover Rate.  The portfolio turnover rate is not a limiting
     -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate s not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.


     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, a Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.


     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Special Tax Considerations.
     --------------------------

All Funds

     Each Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In general, exempt-interest dividends will be exempt from Federal income taxation in the hands of the Funds' shareholders. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the Funds will notify its respective shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

     In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Distributions other than exempt-interest dividends, including distributions of interest in municipal securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax unless specifically exempted by statute.

     Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs (including Education IRAs, Spousal IRAs and Roth IRAs) since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund.

Arizona Tax-Free Fund

     Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Company makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

California Tax-Free Bond Fund and California Tax-Free Income Fund

     Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free

Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

     Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund should consult their own tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, such as consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or California Tax-Free Income Fund and encourages such investors to consult with their own tax advisors.

Oregon Tax-Free Fund

     So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Company makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free Fund

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of

(i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------


                                   NAME AND                  CLASS; TYPE        PERCENTAGE   PERCENTAGE
         FUND                      ADDRESS                   OF OWNERSHIP        OF CLASS      OF FUND
----------------------  ------------------------------  ----------------------  -----------  -----------
ARIZONA TAX-            Virg & Co.                      Institutional Class          96.93%       58.74%
  FREE FUND             Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800
                        Calabasas, CA 91372-0800

                        MLPF&S for the Sole Benefit     Class C                      27.86%          N/A
                        of its Customers                Record Holder
                        Attn:  Mutual Fund
                        Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL  32246

                        Dean Witter for the Benefit     Class C                       8.89%          N/A
                        of Anthony R. Gangi, Jr. and    Beneficially Owned
                        Marie A. Gangi Trustees
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250


                                   NAME AND                  CLASS; TYPE        PERCENTAGE   PERCENTAGE
         FUND                      ADDRESS                   OF OWNERSHIP        OF CLASS      OF FUND
----------------------  ------------------------------  ----------------------  -----------  -----------
CALIFORNIA              Dim & Co.                       Institutional Class          69.28%        8.29%
TAX-FREE BOND FUND      Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800
                        Calabasas, CA 91372-0800

                        Hep & Co.
                        Attn: MF Dept. A88-4
                        P. O. Box 9800                  Institutional Class           5.57%          N/A
                        MAC 9139-027                    Record Holder
                        Calabasas, CA 91302

                        Donald George Hunt Trust        Institutional Class          12.09%          N/A
                        for Donald G. Hunt              Record Holder
                        Living Trust DD 04/12/95
                        15200 Mansel Avenue
                        Lawndale, CA  90260

CALIFORNIA              Dim & Co.                       Institutional Class          59.93%        7.46%
TAX -FREE INCOME FUND   Attn: MF Dept A88-4             Record Holder
                        P. O. Box 9800
                        Calabasas, CA 91372-0800

                        Virg & Co.                      Institutional Class          10.90%          N/A
                        Attn:  MF Dept. A88-4           Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372-0800

                        Hep & Co.                       Institutional Class          25.98%          N/A
                        Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800
                        MAC 9139-027
                        Calabasas, CA 91302

NATIONAL TAX-           Virg & Co.                      Institutional Class          52.84%        6.52%
  FREE FUND             Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800
                        Calabasas, CA 91372-0800

                        Dim & Co.                       Institutional Class           5.81%          N/A
                        Attn:  MF Dept. A88-4           Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372-0800

                        Hep & Co.                       Institutional Class          41.35%        5.10%
                        Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800
                        MAC 9139-027
                        Calabasas, CA 91302

OREGON                  Dim & Co.                       Institutional Class          12.65%          N/A
TAX-FREE FUND           Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800
                        Calabasas, CA 91372-0800

                        Virg & Co.                      Institutional Class          50.48%        8.27%
                        Attn: MF Dept A88-4             Record Holder
                        P. O. Box 9800
                        Calabasas, CA 91372-0800

                        Hep & Co.                       Institutional Class          22.72%          N/A
                        Attn: MF Dept. A88-4            Record Holder
                        P. O. Box 9800 MAC 9139-027
                        Calabasas, CA 91302

                                   NAME AND                  CLASS; TYPE        PERCENTAGE   PERCENTAGE
         FUND                      ADDRESS                   OF OWNERSHIP        OF CLASS      OF FUND
----------------------  ------------------------------  ----------------------  -----------  -----------
                        Dean Witter                     Institutional Class           9.74%     N/A
                        P. O. Box 250                   Beneficially Owned for
                        Church Street Station           Flavel W. Temple and
                        New York, NY 10008-0250         Rachael Temple

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     This Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the California Tax-Free Bond Fund as of and for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.

     The portfolios of investments, audited financial statements and independent auditors' report for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon

Tax-Free Funds as of and for the year ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on July 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 1, 1998

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                             NATIONAL TAX-FREE FUND

                              OREGON TAX-FREE FUND
                          Class A, Class B and Class C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds (each, a "Fund" and collectively, the "Funds") in the Stagecoach Family of Funds -- the ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE and OREGON TAX-FREE FUNDS (each, a "Fund" and sometimes, collectively, the "Tax-Free Funds" or "Funds"). The California Tax-Free Income Fund offers Class A shares. Each of the other Funds offers Class A and Class B shares. The California Tax-Free Bond and National Tax-Free Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information........................................     1
Investment Restrictions............................................     1
Additional Permitted Investment Activities.........................     7
Risk Factors.......................................................    20
Special Considerations Affecting Arizona Municipal Obligations.....    22
Special Considerations Affecting California Municipal Obligations..    24
Special Considerations Affecting Oregon Municipal Obligations......    28
Management.........................................................    35
Performance Calculations...........................................    50
Determination of Net Asset Value...................................    57
Additional Purchase and Redemption Information.....................    58
Portfolio Transactions.............................................    59
Fund Expenses......................................................    60
Federal Income Taxes...............................................    61
Capital Stock......................................................    67
Other..............................................................    71
Counsel............................................................    71
Independent Auditors...............................................    71
Financial Information..............................................    71
Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION

     The California Tax-Free Bond and California Tax-Free Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of the Company. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the California Tax-Free Bond of the Company (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund commenced operations on October 6, 1988 and July 1, 1993, respectively. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's California Tax-Free Bond Fund.

     The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the names Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, the Funds were reorganized as the Pacifica Arizona Tax-Exempt Fund, Oregon Tax-Exempt Fund and National Tax-Exempt Fund, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Arizona Tax-Exempt Fund, National Tax-Exempt Fund and Oregon Tax-Exempt Fund of Pacifica were reorganized as the Company's National Tax-Free Fund, Oregon Tax-Free Fund and Arizona Tax-Free Fund, respectively.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Arizona Tax-Free Fund, National Tax-Free Fund and Oregon Tax-Free Fund may not:

     (1) purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Oregon Tax-Free Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options;

     (7) borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options;

     (9) invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable; nor

          (10) make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

The Arizona Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The National Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

The Oregon Tax-Free Fund may not:

     (1) purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets; nor

     (2) purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

The California Tax-Free Bond Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); nor

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The California Tax-Free Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of 30% of the Fund's total assets. The California Tax-Free Bond and California Tax-Free Income Funds each may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the value of one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     The California Tax-Free Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remaining until the principal amount can be recovered through demand, is less than 5 years.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Other Derivative Securities
     ---------------------------

     The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices of financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuers to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market value may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured of derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds each will not knowingly invest more than 15% (10% for the California Tax-Free Bond Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities shall not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have been determined to be liquid by the Advisor, pursuant to guidelines established by the Company's Board of Directors, and commercial paper that is sold under
Section 4(2) of the 1933 Act.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Municipal Obligations
     ---------------------

     The Funds may invest in municipal obligations issued by governmental entities to obtain funds for various public purposes. These purposes may include the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Each Fund, subject to its respective investment objective and policies, is not limited with respect to which category of municipal bonds it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private
user.   The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     Municipal Lease Obligations. The Funds may invest in municipal lease obligations. The Advisor makes determinations concerning the liquidity of a municipal lease obligation based on relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

     Certificates of Participation. The Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     Pass-Through Obligations. Certain of the debt obligations which the Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the

Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Funds' investment Advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     For a further discussion of factors affecting purchases of municipal obligations by the State Tax-Free Funds, see "Special Considerations Affecting Arizona Municipal Securities," "Special Considerations Affecting California Municipal Securities" and, "Special Considerations Affecting Oregon Municipal Securities" in this SAI.

     Stand-By Commitments. The Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

     Each of the Funds expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Each of the Funds intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     Each of these Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

     Tax Status. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Ratings of Municipal Securities. The Funds may invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by; Standard & Poor's Ratings Group ("S&P"), or unrated bonds that are considered by the investment Advisor to be of comparable quality. Bonds rated "Baa" and "BBB" have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

     The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. In any event, the Short-Term Municipal Income Fund does not intend to purchase or retain any municipal security that is rated below the top four rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), or, if unrated, is considered by the investment Advisor to be of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. A description of ratings is contained in the Appendix to the SAI.

     The Funds may invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by the investment Advisor to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Funds may invest in municipal commercial paper rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by the investment Advisor to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     In the event a security purchased by a Fund is downgraded below investment grade, the Fund may retain such security, although the Fund may not have more than 5% of its assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the Funds' SAI.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Taxable Investments
     -------------------

     Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not, from the State Tax-Free Funds, from a respective state's personal income tax, or the following taxable high--quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.

     Repurchase Agreements. The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in various types of U.S. Government obligations in accordance with the policies described in each Fund's Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     Warrants
     --------

     Although they have no present intention to do so, the Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss regardless of the Advisor's intent in using the derivatives.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Each Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects. To the extent that such a Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each state Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the state Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     The state Funds have constitutional and/or statutory restrictions that affect government revenues. Because of the nature of the various restrictions, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these restrictions and related measures on the ability of governmental issuers in Oregon and Arizona to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the risk of nonpayment of state and local governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are a number of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for Arizona Obligations, California Obligations and Oregon Obligations and the market price of such bonds may therefore be volatile. If any of the State Tax-Free Funds were forced to sell a large volume of Arizona Obligations, California Obligations or Oregon Obligations for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely affect the value of such Fund's portfolio.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

     The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

     There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

     Arizona state government tax revenue growth in fiscal year 1997 increased by 6.5% over fiscal year 1996, even after factoring in tax reductions. The 5.1% increase in sales tax revenue for FY 1997, and projected increases of 5.0% for FY 1998 and FY 1999, respectively, reflect continued strong economic growth in the state. The state general fund ended fiscal year 1997 with a total general fund balance of approximately $762 million, representing approximately 16% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $516 million, and a budget stabilization ("rainy day") fund balance of approximately $246 million. The total general fund balance at the end of fiscal year 1998 is projected to be approximately $814 million. While these balances are indicative of present fiscal health, the overall fiscal picture could change rapidly and dramatically for the worse, depending on fluctuations in revenues resulting from an economic recession or other adverse conditions.

     The 1998 legislature enacted a $120 million tax reduction package, resulting in the seventh consecutive year of significant state tax reduction. In earlier years, the 1997 legislature enacted a $110 million income tax reduction package, the 1996 legislature enacted a $200 million property tax reduction package, and an income tax reduction of $200 million was enacted in 1995. Although the 1998 general election ballot will not include questions related to the state tax structure generally, efforts were made to bring such issues to the ballot, and may be made again in 2000 and in future years.

     In 1998, the Legislature adopted a comprehensive plan to overhaul the state's K-12 education capital finance system. Under this plan, a substantial commitment of state general fund revenues to the system has been made, totaling approximately $360 million in FY 1999, with greater amounts likely in future years. There may be additional legislative activity during 1999 and beyond in the areas of tax reform and school finance. The combined impact of the commitment of resources to K-12 education capital finance, continued tax reduction, and the inability to increase revenues without a two-thirds of both houses of the legislature, together with other actions and circumstances, may result in deteriorating fiscal conditions in the future, which may adversely affect state fund balances and fiscal health.

     Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

      However, since the start of 1994, California's economy has been recovering steadily. Employment has grew in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. This trend is projected to continue through the rest of the decade. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in the Spring of 1998.
Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97 and has forecast an overall balanced budget by June 30, 2000. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 15, 1996 and the projected level of the SFEU as of June 30, 1998 was $329 million. However, the Asian economic difficulties since mid-1997 are expected to have had a moderate dampening effect on California's economy. Any delay or reversal of the recovery may create new shortfalls in revenues.

     Local Governments.  On December 6, 1994, Orange County, California became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995,

California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy, and the county's investment rating by Standard & Poors was "B" as of October 31, 1997.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. The county has received federal and state assistance and the proposed fiscal 1999 budget for Los Angeles County is the first in several years that does not begin with an operating deficit. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances.  The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. The 1998-99 Executive Budget projections submitted to the State Legislature in February 1998, forecast a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the

1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

     The Governor recently proposed that California reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the State Legislature of California as part of the annual budget process.

     Other Information. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports $50 billion in goods representing nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS


     The concentration of the Oregon Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     State Bonds and Revenues.  As of March 1, 1998, $2.97 billion (rounded) in
     ------------------------
general obligation bonds issued by the State of Oregon and its agencies were outstanding, including $120.6 million (rounded) in general obligation bonds supported by the budget for the State's general fund and $2.85 billion (rounded) of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $2.11 billion (rounded) of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

     In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

     Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1997-99 biennium, approximately 97.0% of the State's revenues for the 1997-99 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's June 1, 1998 economic and revenue forecast predicts that State General Fund revenues for the 1997-99 biennium will exceed the legislatively approved budget forecast by approximately $348.1 million (or approximately 4.0%).


     The Economy.  The following is a summary of a portion of the June 1, 1998
     -----------
quarterly Economic and Revenue Forecast prepared by the State Department of Administrative Services as required by ORS 291.342. The State's quarterly Economic and Revenue Forecast is available at the Oregon Department of Administrative Services' web site: www.oea.das.state.or.usa.

     Summary of Recent Trends.  Although seasonal adjustment factors lifted
     ------------------------
first quarter job growth, evidence continues to point to a slowing Oregon economy. Construction and manufacturing, the engines of the 1994-96 state economic boom, have clearly entered a period of slower growth. However, income growth remains strong. This suggests that Oregon's consumers are supplanting business investment as the primary force behind the state's continued economic expansion.

     Short-Term Outlook.  The Office of Economic Analysis expects Oregon's
     ------------------
economy to slow further as Asian exports decline and the state's high technology investment boom winds down. In-migration should remain relatively subdued as California's job growth surpasses Oregon's. Oregon will likely continue shifting from a business investment led expansion to one fueled primarily by consumer spending. Because of this shift, the slowdown will be more pronounced in the manufacturing and construction sectors. The service-producing sectors are expected to see only moderately slower growth over the next two years.

     Oregon's job growth is projected to slow from 3.4 percent in 1997 to 2.8 percent in 1998 and 1.7 percent in 1999. Personal income is forecast to increase 5.8 percent in 1998 and 5.0 percent in 1999. The low inflation environment means that this income growth rate will translate into a sizeable increase in purchasing power. After adjustment for inflation, personal income is projected to rise 4.4 percent in 1998 and 2.7 percent in 1999.

     The Office of Economic Analysis forecast is slightly more optimistic but roughly in line with major private forecast services. The DRI regional unit projects state job growth of 2.5 percent in 1998 and 1.3 percent in 1999. Regional Financial Associates expects Oregon job growth of 2.4 percent and 1.2 percent for the two years, respectively. Both forecast services project a similar slowing for Oregon's personal income growth rate.

     A reduction in exports to Asia is an important factor slowing the state economy. Asia is overwhelmingly the most important export market for Oregon's forest and agricultural products. These sectors will slow further as Asian demand weakens.

     Deteriorating Asian markets will also slow the high technology manufacturing sector. Moreover, this sector is in the process of consolidating gains related to the rapid growth of the past four years. High tech job growth averaged 10.1 percent from 1994 to 1996. It slowed to 6.7 percent in 1997. High tech employment is forecast to increase 3.1 percent in 1998 before bottoming out at 1.7 percent growth in 1999. The forecast is for a slowdown in high tech sector job growth, not a decline. The development of a national recession would almost certainly bring outright job reductions to this sector.

     Slowing high technology investment and lower rates of net in-migration will likely translate into a softer state construction market. Construction employment is forecast to edge up 2.1 percent in 1998 before declining 1.7 percent in 1999. Housing starts are expected to decline 3.8 percent in 1998 and an additional 14.5 percent in 1999.

     Oregon consumers have benefited greatly from the state's economic boom of the past four years. Household balance sheets appear to be in relatively good shape. Evidence for this is the state's low consumer loan delinquency rate, which is well below the national average. Not only have Oregonians enjoyed a
25.3 percent increase in per capita income over the past four years but they have also experienced a 41.5 percent increase in average home values over the same period.

     Forecast Risks.  The primary risks to the Oregon economy are related to the
     --------------
international and national economies. A scenario in which the Asian recessions turn out to be more severe than expected would have major consequences for the Oregon economy. Weaker export markets would directly effect the state's timber, agriculture, and high technology sectors. Since these sectors are the core of Oregon's economy, a national recession originating from a contraction in Asian exports would likely be more severe in the state.

     It is not clear that a national recession proceeded by an inflationary build up and a Federal Reserve tightening of credit would have more than a proportional impact on Oregon. However, the state's economy is heavily dependent on durable goods manufacturing industries, which are traditionally sensitive to credit policy.

     Extended Outlook.  Oregon's economy is expected to continue growing faster
     ----------------
than the U.S. as a whole over the next eight years. Recovery in Asia and a re-acceleration of the high technology industries are expected to trigger modestly higher growth over the 2000 to 2005 period.

     The extended outlook is based on the trend national forecast. The trend forecast reflects long-term averages. It does not account for business cycle fluctuations. It is very likely that sometime over the next eight years, a national recession will develop. This will certainly affect the Oregon economy. Oregon's dependence on durable goods manufacturing industries such as high technology, lumber and wood products, metals, and transportation equipment make the state vulnerable to business cycle swings. It is difficult to evaluate how Oregon's economy is likely to respond to the next downturn because of the significant structural changes that have taken place since the last recession.

     Oregon's economy is expected to look considerably different in 2005 than it did in 1995. First, it should be significantly larger. Population is projected to be 3,615,000, an increase of 482,000. Payroll employment is projected to rise 28.8 percent over the period to reach 1,827,300. Total income is expected to grow 75.9 percent. Per capita income is expected to grow from $21,989 in 1995 to $33,512 in 2005. Consumer prices, as measured by the Portland-Vancouver area consumer price index, are projected to rise 34.3 percent over the ten year period. The cost of a similar size and quality house in Oregon is expected to rise 82.1 percent between 1995 and 2005.

     The state's industry mix will also reflect important structural changes in the economy. Following national trends, Oregon's manufacturing jobs are likely to decline as a share of total employment. Service jobs are expected to rise. Government employment is projected to decrease from 16.9 percent of total employment in 1995 to 15.4 percent in 2005.

     The shift from timber to high technology within the manufacturing sector is expected to continue. High technology employment is forecast to grow by 33,900 jobs, while timber falls by 5,100. In 2005, high technology manufacturing is projected to comprise 33.8 percent of manufacturing jobs, up from 25.6 percent in 1995.

     Recent Environmental Developments.  In 1991 and 1992, in response to
     ---------------------------------
concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

     Recent Developments Affecting Government Revenues.  Ballot Measure 5.
     -------------------------------------------------
Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

     The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

     The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

     Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1997 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school district operating revenues.

     Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 50, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

     Ballot Measure 50.  The 1997 Legislative Assembly referred to Oregon
     -----------------
voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment ("Measure 50") that replaced the property tax limitations imposed by a voter initiative approved at the November 5, 1996, general election ("Measure 47"). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those which would have been required to be enacted under Measure 47. Measure 50 limits the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. In implementing Measure 50, the Oregon Legislature also ordered a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity). Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 preserves the general limitations on property tax rates of $5 per $1,000 for public education and $10 per $1,000 for all other governmental services. Measure 50 also requires that any new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election in even numbered years. In addition, Measure 50 requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

     Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, is expected to lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

     The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99. The first year of implementation occurred with the local property tax bills subject to Measure 50 being distributed in late November 1997. Until local governments and county tax assessors and collectors have significantly more practical experience with implementing and administering the property tax system under the guidelines and limitations of Measure 50 and its implementing legislation, the actual short term and long term financial effects of Measure 50 on local governments will be uncertain.

     The Initiative Process. The Oregon Constitution reserves to the people of
     ----------------------
the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

     Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

     To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

     Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of July 20, 1998, several initiatives had qualified to be placed on the November 1998 general election ballot; however, none of the initiatives which have qualified are expected to have a material adverse effect on State or local government finances or revenues if adopted. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 50." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

     It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

     Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 50 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes adopted relating to Measure 50 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

     The Oregon Bond Market.  There is a relatively small active market for
     ----------------------
municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                        Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
-------------------------------------  ------------------  -----------------------------------------------
Jack S. Euphrat, 75                         Director       Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                        University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

                                                                        Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
-------------------------------------  ------------------  -----------------------------------------------
Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer


                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------


                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
------------------------  ------------------------------------------  ------------------------------------
Jack S. Euphrat                          $25,750                                    $34,500
Director

R. Greg Feltus                           $     0                                    $     0
Director

Thomas S. Goho                           $25,750                                    $34,500
Director

Peter G. Gordon                          $24,250                                    $30,500
Director

Joseph N. Hankin                         $25,750                                    $34,500
Director

W. Rodney Hughes                         $25,250                                    $33,000
Director

Robert M. Joses                          $ 1,500                                    $ 4,000
Director

J. Tucker Morse                          $25,250                                    $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express

Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     -------------------
to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                       Annual Rate
           Fund               (as percentage of net assets)
           ----               -----------------------------
Arizona Tax-Free                          0.50%
California Tax-Free Bond                  0.50%
California Tax-Free Income                0.50%
National Tax-Free                         0.50%
Oregon Tax-Free                           0.50%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                                    Six-Month
                                                    Year-Ended                                     Period Ended
                                                     3/31/98                                         3/31/97
                                                     -------                                         -------
          Fund                          Fees Paid               Fees Waived              Fees Paid             Fees Waived
--------------------------------  ----------------------  -----------------------  ---------------------  ----------------------
Arizona Tax-Free                              $   29,358                 $ 65,926                $     0                $ 52,838
California Tax-Free Bond*                     $1,259,094                 $      0                    N/A                     N/A
California Tax-Free Income                    $  106,906                 $241,280                $67,449                $144,315
National Tax-Free                             $   39,446                 $ 89,340                $     0                $ 30,284
Oregon Tax-Free                               $   57,037                 $130,517                $     0                $102,775

____________________
* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
     -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the Pacifica predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                                                Year Ended
                                                                 9/30/96
                                                                 -------
     Fund                                          Fees Paid                 Fees Waived
-----------------------------------------  -------------------------  --------------------------
Arizona Tax-Free                                            $ 22,457                     $98,300
National Tax-Free                                           $      0                     $67,463
Oregon Tax-Free                                             $173,249                     $57,377

     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-Advisors to the predecessor portfolio of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as Advisor to the predecessor portfolio of the Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as Advisor to the predecessor portfolio of the Arizona Tax-Free Fund.

     For the periods indicated below, the prior Advisors were entitled to receive the following amounts in advisory fees and waived reimbursed fees in the indicated amounts. In 1995, the Funds changed their fiscal year from May 31 to September 30.

                                     Four-Month
                                    Period Ended                     Year Ended
                                      9/30/95                         5/31/95
                                      -------                         -------
                                Fees            Fees             Fees             Fees
           Fund                 Paid           Waived            Paid            Waived
           ----                 ----           ------            ----            ------
Arizona Tax-Free              $41,159         $66,373          $124,904         $166,803
National Tax-Free             $24,173         $68,667          $ 67,845         $145,244
Oregon Tax-Free               $84,999         $43,995          $256,430         $ 84,770

     California Tax-Free Bond and California Tax-Free Income Funds.  For the
     -------------------------------------------------------------
periods indicated below, the California Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                Nine-Month
                                               Period Ended                 Year Ended
                                                  9/30/96                    12/31/95
                                                -----------                 ----------
                                            Fees          Fees          Fees          Fees
                Fund                        Paid         Waived         Paid         Waived
                ----                        ----         ------         ----         ------
California Tax-Free Bond*                  $1,276,667      $     0     $1,165,967     $248,047
California Tax-Free Income                 $  281,991      $18,321     $  236,632     $ 31,013

____________________
* Indicates fees paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the average daily net assets, 0.125% of the next $400 million of the Funds' net assets, and 0.10% of net assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     PORTFOLIO MANAGERS.  Mr. Stephen Galiani assumed sole responsibility for
     ------------------
the day-to-day portfolio management of the National Tax-Free Fund in July 1997. Mr. Galiani also has been responsible as co-manager of the Arizona Tax-Free and Oregon Tax-Free Funds. Mr. Galiani joined Wells Capital Management in June of 1977 as the Senior Portfolio Manager in charge of the municipal bond group. He came to WCM from Qualivest Capital Management in Portland, Oregon, where he was the Director of Fixed Income for two years. Prior to that, he served as President and portfolio manager of his own investment advisory firm from 1990 to 1995. Earlier affiliations included Keystone Custodian Funds, where he managed the municipal bond team, and Eaton Vance Corporation. Mr. Galiani began his investment career in 1975 after earning an M.B.A. from Boston University. He holds a B.A. from Manhattan College.

     Ms. Laura Milner assumed sole responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a portfolio co-manager of the California Tax-Free Income Fund since November 1992. Ms. Milner also has been portfolio co-manager of the California Tax-Free Bond Fund. Ms. Milner's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

     Mr. David Klug assumed sole responsibility for the day-to-day management of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the California Tax-Free Bond Fund since January 1992. Mr. Klug also has been portfolio co-manager of the California Tax-Free Income Fund. Mr. Klug's current position with Wells Fargo Bank is Senior Tax-Exempt Specialist/Portfolio Manager. He has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analyst and its California chapter.

     Ms. Mary Gail Walton also has been responsible for the day-to-day portfolio management of the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. Ms. Walton joined Wells Fargo Bank in 1996 from First Interstate Capital Management and has been portfolio co-manager of the Funds since February 1, 1997. She had worked at First Interstate Bank since 1991 specializing in tax exempt portfolio management. She holds a B.A. from the University of Washington and is a chartered financial analyst candidate.

     ADMINISTRATOR AND CO-ADMINISTRATOR .  The Company has retained Wells Fargo
     -----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                                                                            Six-Month
                                           Year-Ended                                      Period Ended
          Fund                              3/31/98                                          3/31/97
          ----                              -------                                          -------
                             Total        Wells Fargo       Stephens           Total         Wells Fargo      Stephens
                         -------------  ---------------  ---------------  ---------------  ---------------  ------------
Arizona Tax-Free            $ 12,043        $ 8,069         $  3,974          $ 5,750           $1,150        $ 4,600
California Tax-Free         $217,623        $43,525         $174,098             N/A              N/A            N/A
 Bond*
California Tax-Free         $ 43,808        $29,351         $ 14,457          $16,307           $3,261        $13,046
 Income
National Tax-Free           $ 16,707        $11,194         $  5,513          $ 3,222           $  644        $ 2,578
Oregon Tax-Free             $ 23,433        $15,700         $  7,733          $10,907           $2,181        $ 8,726

____________________

* These amounts are for the year-ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  The
     -------------------------------------------------------------
Pacifica Arizona Tax-Exempt, National Tax-Exempt and Oregon Tax-Exempt Funds were reorganized as the Company's Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     For the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during this period, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. The amount also reflects the net administration fees paid, after waivers, by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

                                                           Year Ended
                                                             9/30/96
                                                             -------
                  Fund                                      Fees Paid
                  ----                                      ---------
             Arizona Tax-Free                                  $ 24,636
             National Tax-Free                                 $ 14,138
             Oregon Tax-Free                                   $ 49,627

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated in the table and waived the indicated amounts. In 1995, the Funds changed their fiscal year-end from May 31 to September 30.

                                   Four-Month
                                  Period Ended                  Year Ended
                                    9/30/95                       5/31/95
                                    -------                       -------
                             Fees              Fees            Fees           Fees
        Fund                 Paid             Waived           Paid          Waived
        ----                 ----             ------           ----          ------
Arizona Tax-Free            $4,116              $0           $12,490         $    0
National Tax-Free           $2,417              $0           $ 6,785         $2,018
Oregon Tax-Free             $8,500              $0           $25,643         $    0

     California Tax-Free Bond and California Tax-Free Income Funds.  Prior to
     -------------------------------------------------------------
the Consolidation of the Overland portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland California Tax-Free Bond and California Tax-Free Income Funds. Prior to February 1, 1997, Stephens served as sole Administrator to such Funds and was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each such Fund's average daily net assets.

     For the periods indicated below, the Funds paid to Stephens the following dollar amounts for administration fees:

                                                   Nine-Month
                                                  Period Ended          Year Ended
                 Fund                               9/30/96              12/31/95
                 ----                               -------              --------
California Tax-Free Bond*                          $357,423             $ 384,015
California Tax-Free Income                         $ 18,371             $  16,793

____________________
* Represents amounts paid by the Overland predecessor portfolio. For 1996, the amount shown is for the year ended December 31, 1996.

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor to the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the Funds pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

                  Fund                                Fee
                  ----                                ---
             Arizona Tax-Free
                 Class A                             0.05%
                 Class B                             0.75%

          California Tax-Free Bond
                 Class B                             0.70%
                 Class C                             0.50%

             National Tax-Free
                 Class A                             0.05%
                 Class B                             0.75%
                 Class C                             0.50%

             Oregon Tax-Free
                 Class A                             0.05%
                 Class B                             0.75%

     The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the California Tax-Free Bond and California Tax-Free Income Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses.

     For the year ended March 31, 1998, the Funds' Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan:



                                                          Printing &
                                                           Mailing           Marketing        Compensation to
              Fund                      Total             Prospectus         Brochures          Underwriters
              ----                      -----             ----------         ---------        ---------------
Arizona Tax-Free
  Class A                              $      2              N/A             $     2                  N/A
  Class B                              $  6,322              N/A                 N/A             $  3,290

California Tax-Free Bond*
  Class A                              $120,470              N/A                 N/A             $120,470
  Class B                                   N/A              N/A                 N/A                  N/A
  Class C                              $ 30,313              N/A                 N/A             $ 30,313

California Tax-Free Income             $ 29,656            $ 9,776             $19,880                N/A

National Tax-Free
  Class A                              $      1              N/A             $     1                  N/A
  Class B                              $  4,429              N/A                 N/A             $  4,429

Oregon Tax-Free
  Class A                              $ 10,190            $10,181           $     9                  N/A
  Class B                              $  9,099              N/A                 N/A             $  9,099

________________________________

*These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio. For accounting purposes, Class B shares commenced operations December 15, 1997.

     General.  Each plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested

Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.


     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
     ----------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Class A, Class B and Class C shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

                Fund                                      Fee
           Arizona Tax-Free
               Class A                                   0.25%
               Class B                                   0.25%

        California Tax-Free Bond
               Class A                                   0.30%
               Class B                                   0.30%
               Class C                                   0.25%

       California Tax-Free Income                        0.30%

          National Tax-Free
               Class A                                   0.25%
               Class B                                   0.25%
               Class C                                   0.25%

           Oregon Tax-Free
               Class A                                   0.25%
               Class B                                   0.25%

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                      Year-Ended           Six-Month Period
               Fund                    3/31/98              Ended 3/31/97
               ----                    -------              -------------
Arizona Tax-Free
    Class A                           $      0                $      0
    Class B                           $      0                $      0

California Tax-Free Bond*
    Class C                           $ 14,814                   N/A

California Tax-Free Income
    Class A                           $193,608                $115,476

National Tax-Free
    Class A                           $  6,729                $      0
    Class B                           $      0                $      0

                                      Year-Ended           Six-Month Period
               Fund                    3/31/98              Ended 3/31/97
               ----                    -------              -------------
Oregon Tax-Free
    Class A                           $ 53,292                $ 39,643
    Class B                           $      0                $    123

____________________

* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  For the
     -------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the Funds indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following dollar amounts of shareholder servicing fees, after waivers, for the year ended September 30, 1996:

                                   Year Ended
     Fund                           9/30/96
     ----                           -------
Arizona Tax-Free
   Class A                            $ 429
   Class B                             N/A

National Tax-Free
   Class A                             $ 0
   Class B                             N/A
   Class C

Oregon Tax-Free
   Class A                          $ 49,136
   Class B                             N/A

     California Tax-Free Income Fund.  The California Tax-Free Income Fund did
     -------------------------------
not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the nine-month period ended September 30, 1996.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested periods" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year ended March 31, 1998, the Funds paid to Wells Fargo Bank the following dollar amounts in custody fees, after waivers:

Fund                                                          Custody Fees
----                                                          ------------
Arizona Tax-Free                                                $ 3,269
California Tax-Free Bond*                                       $     0
California Tax-Free Income                                      $12,903
National Tax-Free                                               $ 4,390
Oregon Tax-Free                                                 $ 6,351

________________

*This amount is for the fiscal year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares.

     For the year ended March 31, 1998, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:

Fund                                      Transfer Agency Fees
----                                      --------------------
Arizona Tax-Free                                $      0
California Tax-Free Bond*                       $105,688
California Tax-Free Income                      $      0
National Tax-Free                               $      0
Oregon Tax-Free                                 $      0
Short-Term Municipal Income                     $      0

____________________

*This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds.  Under the
     -------------------------------------------------------------
prior transfer agency agreement for the Arizona Tax-Free, Oregon Tax-Free and National Tax-Free Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the New Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency-related services for Pacifica at a rate intended to represent the cost of providing such services.

     California Tax-Free Bond and California Tax-Free Income Funds.  Under the
     -------------------------------------------------------------
prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees. For the nine-month period ended September 30, 1996, the California Funds did not pay any transfer and dividend disbursing agency fees.

     UNDERWRITING COMMISSIONS.  For the year ended March 31, 1998, the aggregate
     ------------------------
dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $7,671,295. Stephens retained $939,892 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company retained $5,348,626 of such commissions.

     For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's share was $2,296,243. Stephens retained $241,806 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor portfolios to the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

     Performance shown or advertised for the Class A shares of the Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica Arizona Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Arizona Tax-Free Fund. Performance shown or advertised for the Class B shares of the Stagecoach Arizona Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6.

     Performance shown or advertised for the Class A shares of the Stagecoach California Tax-Free Bond Fund for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland Express California Tax-Free Bond Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund for periods prior to January 1, 1995, reflects performance of the Class D shares of the Overland Fund, although for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the sales charges and expenses of the Class B shares of the Class B shares of the Stagecoach Fund.

     Performance shown or advertised for the Class A shares of the National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica National Tax-Free Fund, a predecessor portfolio with the same objective and policies as the Stagecoach National Tax-Free Fund. Performance shown or advertised for the Class B shares of the Stagecoach National Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6.

     Performance shown or advertised for the Class A shares of the Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the Pacifica Oregon Tax-Exempt Fund, a predecessor portfolio with the same objective and policies as the Stagecoach Oregon Tax-Free Fund. Performance shown or advertised for the Class B shares of the Stagecoach Oregon Tax-Free Fund for periods prior to September 6, 1996, reflects performance of the Investor shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

        Average Annual Total Return for the Period Ended March 31, 1998/1/
        ---------------------------------------------------------------


                Inception/2/    Inception      Five Year      Five Year     Three Year     Three Year      One Year       One Year
                   With            No            With            No            With            No            With            No
    Fund       Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge   Sales Charge
    ----       ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Arizona
 Tax-Free
   Class A         5.85%          6.65%          4.95%          5.92%          5.17%          6.78%          4.76%          9.67%
   Class B         5.53%          5.53%          4.45%          4.78%          4.68%          5.59%          3.90%          8.90%

California
 Tax-Free
 Bond
   Class A         7.74%          8.26%          5.82%          6.80%          6.38%          8.01%          5.80%         10.62%
   Class B         7.50%          7.50%          5.64%          5.95%          6.25%          7.13%          4.82%          9.61%
   Class C         7.50%          7.50%          5.95%          5.95%          7.13%          7.13%          5.82%          9.81%

California
 Tax-Free
 Income
   Class A         4.17%          4.77%          3.88%          4.51%          4.10%          5.16%          2.72%          5.92%

National
 Tax-Free
   Class A         5.01%          5.95%          4.97%          5.94%          5.52%          7.16%          5.50%         10.44%
   Class B         4.58%          4.84%          4.49%          4.82%          4.89%          5.80%          4.58%          9.58%
   Class C         4.83%          4.83%          4.81%          4.81%          5.78%          5.78%          5.54%          9.54%

Oregon
 Tax-Free
   Class A         6.67%          7.17%          5.01%          5.97%          5.32%          6.95%          4.85%          9.81%
   Class B         6.37%          6.37%          4.80%          5.13%          5.11%          6.01%          3.77%          8.77%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Arizona Tax-Free - March 1, 1992; California Tax-Free Income - November 18, 1992; California Tax- Free Bond - October 6, 1988; National Tax-Free - January 15, 1993; Oregon Tax-Free - June 1, 1988. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative Total Return for the Year Ended March 31, 1998/1/
         ------------------------------------------------------------


                 Inception/2/    Inception/2/     Five Year         Five Year       Three Year       Three Year
                    With             No              With               No             With              No
    Fund        Sales Charge    Sales Charge     Sales Charge      Sales Charge    Sales Charge     Sales Charge
    ----        ------------    ------------     ------------      ------------    ------------     ------------
Arizona
 Tax-Free
   Class A        41.33%          47.98%            27.30%            33.31%         16.32%            21.75%
   Class B        38.75%          38.75%            24.32%            26.31%         14.72%            17.73%

California
 Tax-Free
Bond
   Class A       103.04%         112.58%            32.69%            38.97%         20.38%            26.02%
   Class B        98.83%          98.83%            31.56%            33.52%         19.94%            22.94%
Class C           98.83%          98.83%            33.52%            33.52%         22.94%            22.94%

California
Tax-Free
 Income
   Class A        24.58%          28.44%            20.98%            24.66%         12.82%            16.29%

National
 Tax-Free
   Class A        28.72%          34.81%            27.47%            39.42%         17.48%            23.05%
   Class B        26.66%          27.66%            24.55%            26.56%         15.41%            18.42%
   Class C        27.61%          27.61%            26.50%            26.50%         18.37%            18.37%

Oregon
 Tax-Free
   Class A        83.63%          97.56%            27.67%            33.66%         16.89%            22.32%
   Class B        83.55%          83.55%            26.40%            28.39%         16.14%            19.15%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: Arizona Tax-Free -March 1, 1992; California Tax-Free Income - November 18, 1992; California Tax- Free Bond - October 6, 1988; National Tax-Free -January 15, 1993; Oregon Tax-Free - June 1, 1988. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     -------------------
yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/  -1]
                                      -----
                                       cd
     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the and Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income.

     TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                                 1 - p
                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

                   Yield for the Period Ended March 31, 1998/1/
                   -----------------------------------------

                                                                    Thirty-Day
                                      Thirty-Day Yield         Tax-Equivalent Yield/2/
                                      ----------------         -----------------------

                                     After        Before        After        Before
              Fund                   Waiver       Waiver        Waiver       Waiver
--------------------------------  ------------  -----------  ------------  -----------
California Tax-Free Bond
   Class A                           3.91%        3.55%         7.14%        6.48%
   Class B                           3.39%        3.06%         6.19%        5.59%
   Class C                           3.39%        3.06%         6.19%        5.59%

California Tax-Free Income
   Class A                           3.47%        2.94%         6.33%        5.37%

Arizona Tax-Free
   Class A                           3.08%        2.21%         5.38%        3.86%
   Class B                           2.50%        1.39%         4.36%        2.43%

                                                                    Thirty-Day
                                      Thirty-Day Yield         Tax-Equivalent Yield/2/
                                      ----------------         -----------------------

                                     After        Before        After        Before
              Fund                   Waiver       Waiver        Waiver       Waiver
--------------------------------  ------------  -----------  ------------  -----------
Oregon Tax-Free
   Class A                           3.89%        3.26%         7.08%        5.93%
   Class B                           3.22%        2.56%         5.86%        4.66%

National Tax-Free
   Class A                           4.28%        3.75%         5.94%        5.21%
   Class B                           3.87%        2.32%         5.38%        3.22%
   Class C                           3.88%        3.21%         5.39%        4.46%

______________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares. "After Waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

/2/ Based on a combined federal and state income tax rate of 45.22% for each of the California Tax-Free Bond and California Tax-Free Income Funds, and 45.04% and 42.72% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 28.00% for the National Tax-Free Fund.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor and the total amount of assets under management by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  For the year ended March 31, 1998, the Funds paid
     ----------------------
brokerage commissions as follows:

        Fund                                     Commissions
        ----                                     -----------
Arizona Tax-Free                                    $-0-
California Tax-Free Bond*                           $-0-
California Tax-Free Income                          $-0-
National Tax-Free                                   $-0-
Oregon Tax-Free                                     $-0-

_______________
* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

     During the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the California Funds did not pay any brokerage commissions on portfolio transactions.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, none of the
     ------------------------------------
Funds owned securities of their "regular brokers or dealers" or their parents as defined in the 1940 Act.

     Portfolio Turnover Rate.  The portfolio turnover rate is not a limiting
     -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate s not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Special Tax Considerations.
     --------------------------

All Funds

     Each Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In general, exempt-interest dividends will be exempt from Federal income taxation in the hands of the Funds' shareholders. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the Funds will notify its respective shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

     In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Distributions other than exempt-interest dividends, including distributions of interest in municipal securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax unless specifically exempted by statute.

     Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs (including Education IRAs, Spousal IRAs and Roth IRAs) since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund.

Arizona Tax-Free Fund

     Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Free Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Free Fund that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax to the extent the Arizona Tax-Free Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Free Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     Because shares of the Arizona Tax-Free Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Free Fund. The Company makes no representations as to Arizona state and local taxes that may be imposed on a corporate investor in the Arizona Tax-Free Fund and encourages such investors to consult with their own tax advisors.

California Tax-Free Bond and California Tax-Free Income Funds

     Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Bond Fund and California Tax-Free Income Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Bond Fund and California Tax-Free Income Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

     Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Bond Fund and California Tax-Free Income Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Shareholders of the California Tax-Free Bond Fund and California Tax-Free Income Fund should consult their own tax advisors about other state and local tax consequences of their investments in the California Tax-Free Bond Fund and California Tax-Free Income Fund, such as consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Bond Fund or California Tax-Free Income Fund and encourages such investors to consult with their own tax advisors.

Oregon Tax-Free Fund

     So long as the Oregon Tax-Free Fund qualifies to be taxed as a separate "regulated investment company" under the Code, individuals, trusts and estates will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Free Fund that represent "exempt-interest dividends" of a regulated investment company under the Code paid on municipal obligations of the State of Oregon and its political subdivisions, the U.S. Virgin Islands, Puerto Rico and Guam. Individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Free Fund, including distributions of interest on obligations issued by other issuers and all long-term and short-term capital gains. Shares of the Oregon Tax-Free Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Free Fund, which may differ from the federal income tax consequences of such investments. The Company makes no representations as to Oregon state and local taxes that may be imposed on a corporate investor in the Oregon Tax-Free Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free Fund

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are six of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------


                                     NAME AND                     CLASS; TYPE         PERCENTAGE   PERCENTAGE
         Fund                        Address                      OF OWNERSHIP         of Class      of Fund
----------------------  ----------------------------------  ------------------------  -----------  -----------
ARIZONA TAX-            Hep & Co.                           Class A                         5.88%        1.75%
  FREE FUND             c/o Wells Fargo Bank                Record Holder
                        P.O. Box 9800
                        MAC 9139-027
                        Calabasas, CA  91327

                        Donna Marie Brown                   Class A                         5.63%        1.68%
                        P.O. Box 2450                       Record Holder
                        Pine Top, AZ  85935

                        Dean Witter for the Benefit of      Class B Beneficially           12.40%        1.20%
                        Robert C. Bundy                     Owned for Robert C.
                        P.O. Box 250                        Bundy
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of      Class B Beneficially            6.39%         .62%
                        Walter J. Marshall                  Owned for Walter J.
                        P.O. Box 250                        Marshall
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of      Class B Beneficially            9.78%         .94%
                        Betty M. Richmond                   Owned for Betty M.
                        P.O. Box 250                        Richmond
                        Church Street Station
                        New York, NY 10008-0250

                        Dean Witter for the Benefit of      Class B Beneficially            7.52%         .73%
                        Frank V. Horalek                    Owned for Frank V.
                        P.O. Box 250                        Horalek
                        Church Street Station
                        New York, NY 10008-0250

                        Steven W. Winter                    Class B                         5.95%         .57%
                        3741 E Leland Street                Record Shareholder
                        Mesa, AZ 85215

                        Virg & Co                           Institutional Class            96.93%       58.74%
                        Attn:  MF Dept A88-4                Record Holder
                        POB 9800
                        Calabasas, CA  91372

CALIFORNIA TAX-FREE     MLPF&S for Sole Benefit of its      Class C                        27.86%         .32%
 BOND FUND              Customers                           Record Holder
                        Attn:  Mutual Fund Admin.
                        4800 Deer Lake Drive East
                        Jacksonville, FL  322


                                     NAME AND                     CLASS; TYPE         PERCENTAGE   PERCENTAGE
         Fund                        Address                      OF OWNERSHIP         of Class      of Fund
----------------------  ----------------------------------  ------------------------  -----------  -----------
                        Dean Witter                         Class C Beneficially            8.89%         .10%
                        P.O. Box 250                        Owned for Anthony R.
                        Church Street Station               Gangi and Marie A. Gangi
                        New York, NY  10008

NATIONAL TAX-           MLPF&S for the Sole Benefit of      Class A                        10.27%        6.72%
  FREE FUND             its Customers                       Beneficially Owned
                        Attn:  Mutual Fund Administration
                        4800 Deer Lake Drive East
                        Jacksonville, FL  32246

                        Dean Witter                         Class B                        11.47%         .25%
                        P.O. Box 250 Church Street          Beneficially Owned for
                        Station                             Darold E. Findley
                        New York, NY 10008-0250

                        Dean Witter                         Class B                         5.55%         .25%
                        P.O. Box 250                        Beneficially Owned for
                        Church Street Station               Lorraine Reynolds
                        New York, NY  10008

                        Dean Witter                         Class B                         5.51%         .24%
                        P.O. Box 250                        Beneficially Owned for
                        Church Street Station               Donfong Rehfeldt
                        New York, NY  10008

                        Dean Witter                         Class B                         5.44%         .24%
                        P.O. Box 250                        Beneficially Owned for
                        Church Street Station               Fred Terrile
                        New York, NY  10008

                        Dean Witter                         Class B                         8.21%         .37%
                        P.O. Box 250                        Beneficially Owned for
                        Church Street Station               Richard Houius
                        New York, NY  10008

                        MLPF&S for the Sole Benefit of      Class C                        41.76%        7.41%
                        its Customers                       Beneficially Owned
                        Attn:  Mutual Fund Administration
                        4800 Deer Lake Drive East
                        Jacksonville, FL  32246

                        NFSC FEBO                           Class C                         7.90%        1.40%
                        2228 Swedish Drive                  Beneficially Owned for
                        Clearwater, FL  34623               Lawerence E. Sirna

OREGON TAX-             Dean Witter                         Class B                         7.67%        1.66%
FREE FUND               P.O. Box 250 Church Street          Beneficially Owned for
                        Station                             Gary E. Yarosevich &
                        New York, NY 10008-0250             Esther A. Yarosevich

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     This Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the California Tax-Free Bond Fund for the year ended December 31, 1997 are hereby incorporated by reference to the Annual Report as filed with the SEC on March 3, 1998.

     The portfolios of investments, audited financial statements and independent auditors' report for the Arizona Tax-Free, California Tax-Free Income, National Tax-Free and Oregon Tax-Free Funds for the fiscal year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.

                           Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 1, 1998

                             ASSET ALLOCATION FUND
                             INDEX ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                          Class A, Class B and Class C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ASSET ALLOCATION, INDEX ALLOCATION and U.S. GOVERNMENT ALLOCATION FUNDS. Each Fund offers Class A shares and Class B shares. The Asset Allocation and Index Allocation Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                TABLE OF CONTENTS

                                                  Page
                                                  ----
Historical Fund Information.....................     1
Investment Restrictions.........................     1
Investment Models...............................     5
Additional Permitted Investment Activities......     9
Risk Factors....................................    20
Management......................................    22
Performance Calculations........................    37
Determination of Net Asset Value................    45
Additional Purchase and Redemption Information..    45
Portfolio Transactions..........................    46
Fund Expenses...................................    48
Federal Income Taxes............................    49
Capital Stock...................................    55
Other...........................................    57
Counsel.........................................    58
Independent Auditors............................    58
Financial Information...........................    58
Appendix........................................   A-1

                          HISTORICAL FUND INFORMATION

     The Company's Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was November 13, 1986. The Class B shares commenced operations on January 1, 1995, and the Class C shares commenced operations on April 1, 1998.

     The Company's Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. The Overland Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the consolidation of the Company and Overland (the "Consolidation"), the Fund had only nominal assets. As a result of the Consolidation, the Overland Index Allocation Fund was reorganized as the Company's Index Allocation Fund on December 12, 1997, and shareholders of the Overland Index Allocation Fund's Class A and Class D shares became Class A and Class C shareholders, respectively, of the Company's Index Allocation Fund.

     The Company's U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was March 31, 1987. The Class B shares commenced operations on January 1, 1995, and the Class C shares commenced operations on April 1, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Asset Allocation Fund and U.S. Government Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities (but the Fund will not do so unless the U.S. Securities and Exchange Commission ("SEC") staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7) make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets

(but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

     Each of the Asset Allocation and U.S. Government Allocation Funds may make loans in accordance with its investment policies.

     As a fundamental policy, each of the Asset Allocation and U.S. Government Allocation Funds may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Index Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); (ii) obligations of the United States Government, its agencies or instrumentalities; (iii) any industry in which the S&P Index becomes concentrated to the same degree during the same period; and (iv) the obligations of domestic banks;

     (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

     (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

     (6) make investments for the purpose of exercising control or management;

     (7) issue senior securities, except to the extent the activities of the Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); nor

     (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     In addition, the Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity, and except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

     The Fund may not, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment model used by Barclays Global Fund Advisors ("BGFA") to manage each Fund's portfolio.

     Asset Allocation Model.  BGFA compares the Asset Allocation Fund's
     ----------------------
investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation.
The model's recommendations are presently made in 5% increments.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     Index Allocation Model.  BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury

Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     U.S. Government Allocation Model.  BGFA compares the U.S. Government
     --------------------------------
Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the U.S. Government Allocation Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the Model is run daily to determine the recommended allocation. The Model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bonds
     -----

     The Funds may purchase U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the portfolio of the Funds is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by BGFA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.

     Derivative Securities
     ---------------------

     Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Funds may purchase are considered derivatives. The Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Index Allocation Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Asset Allocation, Index Allocation and U.S. Government Allocation Funds also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Funds may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. Wells Fargo Bank, as investment advisor, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date a Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments by the Funds in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Funds will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by a Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Index Allocation Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

     The Asset Allocation, Index Allocation and U.S. Government Allocation Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive. The Funds may invest up to 10% of their net assets in interest-rate and index swaps.

     Foreign Currency Transactions. The Asset Allocation and U.S. Government Allocation Funds may enter into foreign currency transactions. When a Fund enters into a foreign currency transaction or forward contract, such Fund deposits, if required by applicable regulations, with the Fund's custodian cash or high-grade debt securities in a segregated account an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices.
Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank or BGFA will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay such Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Advisor, or its Distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     Each Fund may invest varying percentages of their assets in money market instruments. In addition, the Funds may invest temporary cash balances in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $ 1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor;
(iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

     Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of

Wells Fargo Bank or BGFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association ("GNMA")) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")) or bonds collateralized by any of the foregoing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     Each Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Unrated Investments
     -------------------

     The Funds, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     When-Issued Securities
     ----------------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to such Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco St.                                           Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                        University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer


                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
Name and Position                      from Registrant                      Wells Fargo Fund Complex
-----------------                   ----------------------                  ------------------------
Jack S. Euphrat                             $25,750                               $34,500
  Director

R. Greg Feltus                              $     0                               $     0
  Director

Thomas S. Goho                              $25,750                               $34,500
  Director

Peter G. Gordon                             $24,250                               $30,500
  Director

Joseph N. Hankin                            $25,750                               $34,500
  Director

W. Rodney Hughes                            $25,250                               $33,000
  Director

Robert M. Joses                             $ 1,500                               $ 4,000
  Director

J. Tucker Morse                             $25,250                               $33,000
  Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complexes as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate, indicated below, of each Fund's average daily net assets:

                                                Annual Rate
    Fund                               (as percentage of net assets)
    ----                               -----------------------------
Asset Allocation                          0.50% up to $250 million
                                          0.40% next $250 million
                                          0.30% over $500 million

U.S. Government Allocation                0.50% up to $250 million
                                          0.40% next $250 million
                                          0.30% over $500 million

Index Allocation                          0.70% up to $500 million
                                          0.60% over $500 million

     Asset Allocation and U.S. Government Allocation Funds.  Prior to April 29,
     -----------------------------------------------------
1996, the Funds each invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     Index Allocation Fund.  Prior to the Consolidation, Wells Fargo Bank served
     ---------------------
as Investment Advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                          Year Ended
                                                           3/31/98
                                                          ----------
    Fund                                        Fees Paid          Fees Waived
    ----                                    -----------------  ----------------
Asset Allocation                              $4,747,339           $  7,060
U.S. Government Allocation                    $  359,100           $108,848
Index Allocation                              $  226,717           $  9,389

         For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Asset Allocation or U.S. Government Allocation Funds, the predecessor portfolio or the Master Portfolios.


                                       Six-Month          Nine-Month
                        Year Ended    Period Ended       Period Ended    Year Ended
Fund                      3/31/98       3/31/97            9/30/96/1/     12/31/95
----                    ----------    ------------       ------------    ----------
Asset Allocation/1/     $4,754,399    $2,132,577         $3,117,722      $3,814,364
U.S. Government
  Allocation            $  467,948    $  254,002         $  539,657      $  680,049

------------------

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

         For the periods indicated below, Wells Fargo Bank paid the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Index Allocation Fund or the predecessor portfolio, except during 1996 it waived $1,324 in advisory fees payable by the Fund's predecessor portfolio.

                                 Three-Month
                                Period Ended       Year Ended       Year Ended       Year Ended
Fund                              3/31/98           12/31/97         12/31/96        12/31/95
----                              -------           --------         --------        --------
Index Allocation/2/               $236,106          $742,203         $525,093        $424,416

------------------

/2/ These amounts reflect amounts paid by the Overland predecessor portfolio.

         General. Each Fund's Advisory Contract will continue in effect for more
         -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         INVESTMENT SUB-ADVISOR. Wells Fargo Bank has engaged BGFA to serve as
         ----------------------
Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitors the performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Wells

Fargo Bank periodic reports on the investment activity and performance of the Funds. BGFA and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

         As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Asset Allocation and Index Allocation Funds' average daily net assets, 0.15% of the next $500 million of the Funds' net assets, and 0.10% of net assets over $1 billion. As compensation for sub-advisory services for the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $100 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $50 million of the Fund's net assets, and 0.03% of net assets over $150 million. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

         The predecessor Master Portfolios were also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, BGFA was entitled to receive the fees described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets, and 0.15% of the U.S. Government Allocation Fund's average daily net assets plus an annual payment of $40,000.

         BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-advisor to the Funds and the predecessor portfolios under substantially similar terms as are currently in effect.

         For the period indicated below, the Funds paid to BGFA the following sub-advisory fees, without waivers:

                                                                  Six-Month
                                            Year Ended          Period Ended
           Fund                              3/31/98              3/31/97
           ----                              -------              -------

Asset Allocation/1/                          $2,262,864           $ 52,443
U.S. Government Allocation/1/                $  123,818           $  9,971
Index Allocation/2/                          $  209,220           $201,715

----------------

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts reflect amounts paid by the corresponding Master Portfolio.

/2/ Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         For the periods indicated below Wells Fargo Bank paid to BGFA/WFNIA the sub-advisory fees indicated. No sub-advisory fees were waived during these periods.

                                          Nine-Month
                                         Period Ended        Year Ended
      Fund                                 9/30/96/1/         12/31/95
      ----                               ------------        ----------
Asset Allocation                          $1,714,245         $2,043,249
U.S. Government Allocation                $  192,067         $  244,478

--------------------

/1/ These amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

         For the periods indicated below Wells Fargo Bank to BGFA/WFNIA the sub-advisory fee indicated. No sub-advisory fees were waived during these periods.


                                               Year Ended          Year Ended
      Fund                                      12/31/96            12/31/95
      ----                                     ----------          ----------
Index Allocation/1/                              $210,226           $177,707

--------------------

/1/ These amounts reflect amounts paid by the Overland predecessor portfolio.

         General. Each Fund's Sub-Advisory Contract will continue in effect for
         -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Company's Board of Directors, including a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

         ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells
         ----------------------------------
Fargo Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

         Prior to February 1, 1997, Stephens served as sole Administrator to the Funds. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to receive for its services a fee of 0.05% of the Asset Allocation and U.S. Government Allocation Funds' average daily net assets. Stephens was entitled to receive a monthly fee from the Index Allocation predecessor portfolio at the annual rate of 0.10% of its average daily net assets up to $200 million and 0.05% in excess of $200 million.

         For the period indicated below, the Funds paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                                                  Year-Ended
                                                                    3/31/98
                                                -------------------------------------------------
        Fund                                    Total             Wells Fargo            Stephens
        ----                                    -----             -----------            --------
Asset Allocation                              $826,553             $553,791              $272,762
U.S. Government Allocation                    $ 56,777             $ 38,041              $ 18,736
Index Allocation/1/                           $ 22,279             $ 14,927              $  7,352

-----------------

/1/  This amount is for the three-month period ended 3/31/98.

         For the periods indicated below, the Asset Allocation and U.S. Government Allocation Funds and the predecessor portfolio paid to Stephens the following dollar amounts for administration fees:

                                              Six-Month           Nine-Month
                                            Period Ended         Period Ended           Year Ended
         Fund                                  3/31/97              9/30/96              12/31/95
         ----                                  -------              -------              --------
Asset Allocation                              $186,005             $257,419              $306,436
U.S. Government Allocation                    $ 15,092             $ 32,354              $ 40,803

         For the periods indicated below, the Index Allocation Fund paid to Stephens the following dollar amounts for administration fees:

                                             Year Ended           Year Ended            Year Ended
         Fund                                 12/31/97             12/31/96              12/31/95
         ----                                 --------             --------              --------
Index Allocation/1/                          $61,260                $75,203               $60,627
--------------------

/1/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, this amount is for the year ended December 31, 1996.


         DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center
         -----------
Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

         Under the Plans, and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

                         Fund                             Fee
                         ----                             ---

                   Asset Allocation
                      Class B                            0.70%
                      Class C                            0.75%

                   U.S. Government Allocation
                      Class B                            0.70%

                   Index Allocation
                      Class A                            0.25%
                      Class B                            0.75%
                      Class C                            0.75%


         The actual fee payable to the Distributor by the above-indicated Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates), under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Under the Plans in effect for the Class A shares of the Asset Allocation and U.S. Government Allocation Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for the reimbursement of actual expenses.

         For the year ended March 31, 1998, the Funds' Distributor received the following fees for distribution-related services, as set forth below under each such Fund's Plan:


                                                        Printing &
                                                          Mailing         Marketing         Compensation
     Fund                                 Total         Prospectus        Brochures          to Dealers
     ----                                 -----         ----------        ---------          ----------
Asset Allocation
     Class A                            $  259,643        $ 48,730          $210,913              N/A
     Class B                            $1,146,537           N/A               N/A              $686,985
     Class C                                N/A              N/A               N/A                N/A

U.S. Government Allocation
     Class A                            $   63,452        $ 47,985          $ 15,467              N/A
     Class B                            $   66,425           N/A               N/A              $ 34,555

Index Allocation
     Class A                            $   52,642        $  N/A            $  N/A              $ 25,662
     Class B                            $    3,199        $  N/A            $  N/A              $    749
     Class C                            $   91,845        $  N/A            $  N/A              $  3,993


         For the periods indicated above, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received no compensation under the Distribution Plans.

         General. Each Plan will continue in effect from year to year if such
         -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

         Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

         ADMINISTRATIVE SERVICING AGENT. The Index Allocation Fund has adopted a
         ------------------------------
Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

         For the year ended March 31, 1998, the Index Allocation Fund paid to Wells Fargo Bank or its affiliates $7,352 in administrative servicing fees, after waivers. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

         The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the Class A shares of the fund. The Administrative Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the Class A shares of the Fund, and no other material amendment to the Plan or related Administrative Servicing Agreements may be made except by a majority of the Directors.

         The Administrative Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

         SHAREHOLDER SERVICING AGENT. The Funds have approved a Shareholder
         ---------------------------
Servicing Plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank on behalf of each class of shares, with the exception of Class A of the Index Allocation Fund which has an Administrative Servicing Plan and Agreement. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan are shown below. The Servicing Plans and related forms of shareholder servicing agreement were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

         Fund                                                  Fee
         ----                                                  ---

Asset Allocation
         Class A                                              0.30%
         Class B                                              0.30%
         Class C                                              0.25%

U.S. Government Allocation
         Class A                                              0.30%
         Class B                                              0.30%

Index Allocation
         Class B                                              0.25%
         Class C                                              0.25%


         For the period indicated below, the dollar amounts of shareholder servicing fees (after waivers) paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                                           Six-Month           Nine-Month
                                                       Year Ended        Period Ended         Period Ended
       Fund                                             3/31/98             3/31/97              9/30/96
       ----                                             -------             -------              -------
Asset Allocation - Class A                            $3,523,348          $1,648,234           $2,464,701
Asset Allocation - Class B                            $  492,801          $  118,374           $  109,487
Asset Allocation - Class C                                N/A                N/A                  N/A
U.S. Government Allocation - Class A                  $  252,309          $   76,579           $  310,872
U.S. Government Allocation - Class B                  $   28,412          $    5,608           $   12,608
Index Allocation - Class C/1/                         $   30,615          $   86,268              N/A
Index Allocation - Class A                            $        0              N/A                 N/A
Index Allocation - Class B                            $        0          $       22/2/           N/A

--------------------
/1/ Prior to December 12, 1997, these amounts reflect fees paid by the Class D shares of the Overland predecessor portfolio.

/2/    This reflects the amount paid 12/14/97-12/31/97.

         General. The Servicing Plan will continue in effect from year to year
         -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-

Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

         CUSTODIAN. Barclays Global Investors, N.A. ("BGI") acts as Custodian
         ---------
for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to the Fund. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

         For the year-ended March 31, 1998, the Funds did not pay any custody fees.

         FUND ACCOUNTANT. Wells Fargo Bank acts as Fund Accountant for each
         ---------------
Fund. The Fund Accountant, among other things, computes net asset values on a daily basis, and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank will be entitled to receive from each Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         For the year ended March 31, 1998, the Funds paid Wells Fargo Bank the following dollar amounts:

                                                     Year-Ended
           Fund                                        3/31/98
           ----                                        -------
Asset Allocation Fund                               $ 103,995
U.S. Government Allocation Fund                     $  23,326
Index Allocation Fund                               $  21,627

         TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as
         --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each Class of shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of a

Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

         For the year ended March 31, 1998, the Asset Allocation and U.S. Government Allocation Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, after waivers:

                                                     Year-Ended
          Fund                                         3/31/98
          ----                                         -------
Asset Allocation Fund                               $ 1,874,203
U.S. Government Allocation Fund                     $   280,721


         For the periods indicated below, the Index Allocation paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers:

                                       Three-Month
                                       Period Ended         Year-Ended
        Fund                             3/31/98            12/31/97
        ----                             -------            --------
Index Allocation Fund/1/                 $30,615            $115,747

--------------------

/1/ Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         UNDERWRITING COMMISSIONS. For the year ended March 31, 1998, the
         ------------------------
aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $7,671,295. Stephens retained $939,892 of such commissions. WFSI, an affiliated broker-dealer of the Company retained $5,348,626.

         For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

         For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions.
WFSI and its registered representatives received $399,809 of such commissions.

                           PERFORMANCE CALCULATIONS

         The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

         Performance shown or advertised for Class A shares of the Stagecoach Asset Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Asset Allocation Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for the period from January 2, 1992 to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B expenses and sales charges. For periods prior to January 2, 1992, Class B share performance reflects performance of the predecessor portfolio, adjusted to reflect Class B expenses and sales charges. Performance shown or advertised for Class C shares of the Fund for the period prior to April 1, 1998, reflects performance of the Class A shares of the Fund, adjusted to reflect Class C expenses and sales charges. For periods prior to January 2, 1992, Class C share performance reflects performance of the predecessor portfolio, adjusted to reflect Class C expenses and sales charges.

         Performance shown or advertised for the Class A shares of the Stagecoach Index Allocation Fund, reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.

         Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Fixed Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for the period from January 2, 1992 to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B expenses and sales charges. For periods prior to January 2, 1992, performance shown or advertised for Class B shares of the Stagecoach Fund, reflects performance of the predecessor portfolio, adjusted to reflect Class B expenses and sales charges.

         AVERAGE ANNUAL TOTAL RETURN: Each Fund may advertise certain total
         ---------------------------
return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n/ = ERV.

 Average Annual Total Return for the Applicable Period Ended March 31, 1998/1/
 -----------------------------------------------------------------------------

                                                   Five
                   Inception/1/    Inception       Year       Five Year    Three Year   Three Year    One Year      One Year
                      With            No           With          No          With           No          With           No
                     Sales          Sales          Sales        Sales        Sales         Sales        Sales         Sales
      Fund          Charge/2/       Charge        Charge       Charge       Charge        Charge       Charge        Charge
      ----          --------        ------        ------       ------       ------        ------       ------        ------
Asset Allocation
     Class A         12.73%         13.19%        14.39%       15.44%       19.81%        21.67%       29.93%        36.08%
     Class B         12.53%         12.53%        14.66%       14.85%       20.30%        20.99%       30.15%        35.16%
    [CLASS C]        12.53%         12.53%        14.85%       14.85%       20.99%        20.99%       34.16%        35.16%
Index Allocation
     Class A         14.34%         14.87%        17.54%       18.74%       25.39%        27.33%       33.52%        40.10%
     Class B         14.07%         14.07%        17.89%       17.90%       25.73%        26.36%       33.83%        38.83%
     Class C         14.08%         14.08%        17.92%       17.82%       26.39%        26.39%       37.94%        38.94%

U.S. Government
Allocation
     Class A          7.43%         7.88%         4.84%         5.81%        5.40%        7.03%         4.47%     9.35%
     Class B          7.28%         7.28%         5.04%         5.27%        5.39%        6.29%         3.64%     8.84%

--------------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Asset Allocation - 11/13/86; U.S. Government Allocation
    - 3/31/87; Index Allocation - 4/7/88.

         CUMULATIVE TOTAL RETURN: In addition to the above performance
         -----------------------
information, the Funds may advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

   Cumulative Total Return for the Applicable Period Ended March 31, 1998/1/
   ------------------------------------------------------------------------

                 Inception      Inception     Ten Year      Ten Year      Five Year    Five Year    Three Year   Three Year
                    With           No           With           No           With          No          With           No
                   Sales          Sales        Sales         Sales         Sales        Sales        Sales         Sales
     Fund         Charge/2/      Charge       Charge        Charge        Charge       Charge       Charge        Charge
     ----         ---------      ------       ------        ------        ------       ------       ------        ------

Asset
Allocation
     Class A      290.76%       309.13%       242.37%        258.57%       95.84%       105.05%      71.89%        80.10%
     Class B      284.94%       284.94%       240.05%        240.05%       98.18%        99.67%      74.12%        77.12%
    [CLASS C]     284.94%       284.94%       240.05%        240.05%       99.87%        99.87%      77.12%        77.12%

Index
Allocation
     Class A      281.90%       299.85%         N/A            N/A         125.31%      136.00%       97.16%       106.45%
     Class B      273.09%       273.09%         N/A            N/A         125.77%      127.77%       96.76%       101.76%
     Class C      273.39%       273.39%         N/A            N/A         127.95%      127.95%      101.92%       101.92%

U.S.
Government
Allocation
     Class A      119.83%       130.27%       105.78%        115.41%       26.68%       32.65%       17.08%        22.59%
     Class B      115.51%       115.51%       103.87%        103.87%       27.90%       29.29%       17.07%        20.07%

--------------------

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Asset Allocation - 11/13/86; U.S. Government Allocation- 3/31/87; Index Allocation - 4/7/88.

         YIELD CALCULATIONS: The Funds may, from time to time, include their
         ------------------
yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ - 1]
                                      -----
                                       Cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

         EFFECTIVE YIELD: Effective yields for the Funds are based on the change
         ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

       Effective Thirty-Day Yield = [(Base Period Return + 1)365/30] - 1

         Yield for the Year Ended March 31, 1998/1/
         ------------------------------------------

                   Fund                              Thirty Day Yield
                   ----                              ----------------

         Asset Allocation
              Class A                                      0.69%
              Class B                                      0.11%
              Class C                                      N/A

         Index Allocation
              Class A                                       0
              Class B                                       0
              Class C                                      N/A

         U.S. Government Allocation

              Class A                                      3.77%
              Class B                                      3.24%

      ----------------------
/1/ This figure reflects the maximum front-end sales load of 4.50% and the maximum applicable Contingent Deferred Sales Charge ("CDSC").

         The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

         In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for the Fund or each Class of shares of the Fund, as the case may be, may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

         Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

         The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Funds and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Fund. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund or Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

         The Company also may disclose in sales literature the distribution rate on the shares of each class of the Asset Allocation or U.S. Government Allocation Funds. The distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value ("NAV") or maximum offering price per share as of a date specified in the sales literature. The distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

         Wells Fargo Bank, as Investment Advisor to each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

         For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

         Asset Allocation and Index Allocation Funds. Purchases and sales of
         -------------------------------------------
equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Asset Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

         Brokerage Commissions. For the periods indicated below, the Funds paid
         ---------------------
the following amounts as brokerage commissions, none of which were paid to affiliated brokers.

                                             Six-Month                          Nine-Month
                           Year-Ended       Period Ended      Year Ended       Period Ended      Year Ended
Fund                        3/31/98           3/31/97          12/31/96          9/30/96          12/31/95
----                        -------           -------          --------          -------          --------
Asset Allocation            $17,322            $   0              N/A            $6,561            $34,488
Index Allocation*           $   955            $1,976           $2,317              N/A            $  0
U.S. Government               N/A              $   0              N/A            $  0              $  0
   Allocation

--------------------

* Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

         Securities of Regular Broker/Dealers. As of March 31, 1998, neither the
         ------------------------------------
Asset Allocation Fund nor the U.S. Government Allocation Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act. For the Index Allocation Fund, as of March 31, 1998, the Fund owned securities of its "regular brokers or dealers" or its parents as follows:

         JP Morgan                          $415,697

         Portfolio Turnover. The portfolio turnover rate is not a limiting
         ------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

         From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

         The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

         General. The Company intends to qualify each Fund as a regulated
         -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.

Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

         In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

         Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund
         ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Taxation of Fund Investments. Except as provided herein, gains and
         ----------------------------
losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

         Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         Capital Gain Distributions. Distributions which are designated by a
         --------------------------
Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



         Disposition of Fund Shares. A disposition of Fund shares pursuant to a
         --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum
         ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Backup Withholding. The Company may be required to withhold, subject to
         ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

         Corporate Shareholders.  Corporate shareholders of the Funds may be
         ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

         Foreign Shareholders. Under the Code, distributions of net investment
         --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

         New Regulations. On October 6, 1997, the Treasury Department issued new
         ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         Tax-Deferred Plans. The shares of the Funds are available for a variety
         ------------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

         Other Matters. Investors should be aware that the investments to be
         -------------
made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

         The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

         Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those series.

         As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares.

         Shareholders are not entitled to any preemptive rights or subscription. All shares, when issued, will be fully paid and non-assessable by the Company for the consideration described in the Prospectus.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF JUNE 30, 1998

                              NAME AND                        CLASS; TYPE         PERCENTAGE          PERCENTAGE
        FUND                   ADDRESS                        OF OWNERSHIP         OF CLASS            OF FUND
        ----                   -------                        ------------         --------            -------
ASSET ALLOCATION      Wells Fargo Bank                     Class A                  69.01%              49.86%
                      P.O. Box 63015                       Beneficially Owned
                      San Francisco, CA  94163

                      Dean Witter for the                  Class C                  6.51%               .009%
                      Benefit of Christine Griffith        Beneficially Owned
                      150 La Vereda Road
                      P.O. Box 250
                      Church Street Station
                      New York, NY  10008-0250

                      Dean Witter for the                  Class C                  10.67%              .015%
                      Benefit of Robert K. Halliday        Beneficially Owned
                      150 La Vereda Road
                      P.O. Box 250
                      Church Street Station
                      New York, NY  10008-0250

                      Dean Witter for the                  Class C                  8.64%               .012%
                      Benefit of Mario A. Chavez           Beneficially Owned
                      150 La Vereda Road
                      P.O. Box 250
                      Church Street Station
                      New York, NY  10008-0250

                      Dean Witter for the                  Class C                  13.34%              .018%
                      Benefit of Paul Kranz                Beneficially Owned
                      150 La Vereda Road
                      P.O. Box 250
                      Church Street Station
                      New York, NY  10008-0250

                      Dean Witter for the                  Class C                  7.85%               .011%
                      Benefit of Steve F. Tognoli          Beneficially Owned
                      150 La Vereda Road
                      P.O. Box 250
                      Church Street Station
                      New York, NY  10008-0250

INDEX                 Merrill Lynch Pierce                 Class A                  10.72%               6.80%
ALLOCATION            Fenner & Smith, Inc.                 Record Holder
                      Record Holder for
                      Exclusive Benefit of its
                      Customers
                      Attn: Fund Administration
                      4800 Deer Lake East,
                      3rd Floor
                      Jacksonville, FL 32246

                      Merrill Lynch Pierce                 Class C                  26.00%               8.72%
                      Fenner & Smith, Inc. for             Record Holder
                      Exclusive Benefit of
                      Customers
                      Attn: Fund Admin.
                      4800 Deer Lake East,
                      3rd Floor
                      Jacksonville, FL 32246

U.S. GOVERNMENT       Wells Fargo Bank                     Class A                  47.90%              37.70%
ALLOCATION            P.O. Box 63015                       Beneficially Owned
                      San Francisco, CA  94163

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

         The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

         Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                             INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

         The portfolios of investments and audited financial statements for the Funds for the year ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 9, 1998.


         Annual and Semi-Annual Reports may be obtained by calling
1-800-222-8222.

                                   APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate and Municipal Bonds
-----------------------------

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate and Municipal Notes
-----------------------------

         Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

         Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.

                          Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 1, 1998

                                 BALANCED FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                                 SMALL CAP FUND

                              Institutional Class

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about four of the funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the BALANCED, EQUITY VALUE, GROWTH and SMALL CAP FUNDS. This SAI relates to the Institutional Class shares of each Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Historical Fund Information.............................................     1

Investment Restrictions.................................................     1

Additional Permitted Investment Activities..............................     5

Risk Factors............................................................    23

Management..............................................................    25

Performance Calculations................................................    38

Determination of Net Asset Value........................................    42

Additional Purchase and Redemption Information..........................    43

Portfolio Transactions..................................................    44

Fund Expenses...........................................................    47

Federal Income Taxes....................................................    47

Capital Stock...........................................................    52

Other...................................................................    56

Counsel.................................................................    57

Independent Auditors....................................................    57

Financial Information...................................................    57

Appendix................................................................   A-1

                          HISTORICAL FUND INFORMATION

     The Balanced and Equity Value Funds were originally organized on July 1, 1990 as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Company's Balanced Fund and Equity Value Fund, respectively.

     The Growth Fund commenced operations on January 1, 1992, as the successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

     The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. The inception date of the predecessor fund was November 1, 1994. From September 16, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio of Master Investment Trust with a corresponding investment portfolio that, in turn, invested directly in a portfolio of securities. The Fund currently invests directly in a portfolio of securities and no longer invests in a master portfolio.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

     (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

     (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

     (3) invest in companies for the purpose of exercising control or management;

     (4)  knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

     (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

     (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its Advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The Small Cap Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     As a matter of non-fundamental policy, the Small Cap Fund will not hold in its portfolio the securities of issuers whose market capitalization exceeds $2 billion for a period greater than 60 consecutive days. The Small Cap Fund will sell any such securities in an orderly manner to obtain optimal value for the securities.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% (10% for the Balanced and Equity Value Funds) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities (Lower Rated Securities)
     -----------------------------------------------

     The Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). The yields on such lower rated securities, which includes securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities.
Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

     While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities.

Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated but determined by the Advisor to be of comparable quality.

     Corporate Reorganizations
     -------------------------

     The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Emerging Market Securities
     --------------------------

     The Growth and Small Cap Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Foreign Obligations
     -------------------

     The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored

ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Foreign Currency Transactions
     -----------------------------

     The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment Advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Balanced and Equity Value Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Growth and Small Cap Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Mortgage-Related Securities
     ---------------------------

     The Balanced Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage

Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Other Asset-Backed Securities
     -----------------------------

     The Balanced, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Options Trading
     ---------------

     The Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by the Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Stock Index Options. Each Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

     Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

     The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

     Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

     The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on

U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, traded at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The Advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's Advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the Advisor's intent in using the derivatives.

     The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                        Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
-------------------------------------  ------------------  -----------------------------------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.



Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Cryster Geyser
Cryster Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133



Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.



*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.



Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer

                               Compensation Table

                           Year Ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
-----------------------   ------------------------------------------  ------------------------------------
Jack S. Euphrat                        $25,750                                     $34,500
   Director

R. Greg Feltus                         $ 0                                         $ 0
   Director

Thomas S. Goho                         $25,750                                     $34,500
   Director

Peter G. Gordon                        $24,250                                     $30,500
   Director

Joseph N. Hankin                       $25,750                                     $34,500
   Director

W. Rodney Hughes                       $25,250                                     $33,000
   Director

Robert M. Joses                        $ 1,500                                     $ 4,000
   Director

J. Tucker Morse                        $25,250                                     $33,000
   Director


     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for

Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                       Annual Rate
Fund                                          (as percentage of net assets)
-------------------------------------  -------------------------------------------
        Balanced                               0.60%
        Equity Value                           0.50%
        Growth                                 0.50% up to $250 Mil.
                                               0.40% next $250 Mil.
                                               0.30% over $500 Mil.
        Small Cap                              0.60%

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                            Six-Month
                                       Year-Ended                        Period Ended
                                         3/31/98                           3/31/97
                                       ----------                          --------
  Fund                         Fees Paid        Fees Waived       Fees Paid       Fees Waived
--------------------------  ----------------  ---------------  ---------------  ---------------
Balanced                          $  326,287         $232,442         $261,078          $30,456
Equity Value                      $1,286,783         $ 95,512         $557,096          $     0
Growth                            $1,753,825         $ 44,284         $782,529          $     0
Small Cap                         $  169,949         $227,120         $ 89,707          $     0

     Balanced and Equity Value Funds.  The Pacifica Balanced and Equity Value
     -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Balanced and Equity Value Funds.

     For the period begun October 1, 1995 and ended September 5, 1996, the Pacifica predecessor portfolios paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                                Year Ended
                                                 9/30/96
                                               ----------
 Fund                                     Fees Paid            Fees Waived
-------------------------------------  ------------------  ------------------
Balanced                                       $  750,323              $4,608
Equity Value                                   $1,378,145              $    0

     For the periods indicated below, the prior Advisor was entitled to receive advisory fees from the Pacifica Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the prior Advisor was entitled to receive the advisory fees indicated below and the indicated amounts were waived:

                                     Year Ended
                                      9/30/95
                                     --------

Fund                             Fees Paid       Fees Waived
-----------------------------  --------------  ---------------
Balanced                             $579,850               $0
Equity Value                         $992,870               $0

     Growth Fund.  For the periods indicated below, the Fund paid to Wells Fargo
     -----------
Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

           Nine-Month
          Period Ended                       Year Ended
            9/30/96                           12/31/95
       ------------------                     --------

       Fees             Fees          Fees           Fees
       Paid            Waived         Paid          Waived
------------------  ------------  -------------  -------------

     $799,899           $0          $754,149          $0


     Small Cap Fund.  Prior to September 16, 1996, Wells Fargo provided advisory
     --------------
services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its
net assets for "Audit Expenses."   There were no sales charges.  The Collective
Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

     Prior to December 12, 1997, the Small Cap Fund did not engage an investment Advisor because it invested all of its assets in the Small Cap Master Portfolio of Master Investment Trust (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

     For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of the Funds' average daily net assets, 0.20% of the next $200 million of the Funds' net assets, and 0.15% of net assets over $400 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     PORTFOLIO MANAGERS.  Mr. Allen Ayvazian, as co-manager, has been
     ------------------
responsible for the day-to-day management of the portfolio of the Growth Fund since December 15, 1997. Mr. Ayvazian joined Wells Fargo Bank in 1989 and is the Chair of the Equity Policy Committee.

     Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

     Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced and Equity Value Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

     Mr. Allen Wisniewski also has been responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

     Mr. Jon Hickman assumed responsibility as co-manager of the Small Cap Fund in September, 1996. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy

Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

     Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Fund as of June, 1997, and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993, he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) Mr. Lee has over 8 years experience in the industry. He holds bachelor degrees in Economics and Organizational Studies from the University of California at Davis.

     Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Balanced Fund in February, 1998. Mr. Smith is also responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund and the Intermediate Bond Fund. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                                            Year-Ended
                                                             3/31/98
                                                            --------

Fund                                  Total                 Wells Fargo                Stephens
---------------------------  -----------------------  -----------------------  -----------------------

Balanced                            $ 57,317                 $ 38,402                  $18,915
Equity Value                        $170,979                 $114,556                  $56,423
Growth                              $238,706                 $159,933                  $78,773
Small Cap                           $ 41,139                 $ 27,563                  $13,576

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                                             Six-Month
                                                           Period Ended
                                                              3/31/97
                                                              -------
Fund                                  Total                 Wells Fargo                  Stephens
---------------------------  -----------------------  -----------------------   -----------------------
Balanced                            $25,743                  $ 5,149                  $20,594
Equity Value                        $59,479                  $11,896                  $47,583
Growth                              $64,992                  $12,998                  $51,994
Small Cap                           $ 8,027                  $ 1,605                  $ 6,422

     Balanced and Equity Value Funds.  The Pacifica Balanced and Equity Value
     -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity Value predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

     From September 6, 1996 to February 1, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the period begun September 6, 1996 and ended September 30, 1996. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios for periods prior to September 6, 1996.



                               Year Ended                 Year Ended
                                9/30/96*                   9/30/95
                                -------                    -------
                                  Fees                Fees         Fees
Fund                              Paid                Paid        Waived
-------------------------  ------------------     ----------  -------------
Balanced                    $130,709               $193,283      $19,328
Equity Value                $240,273               $330,957      $33,096

------------------------------
* The amounts for the year ended September 30, 1996 reflect fees after waivers.

     Growth and Small Cap Funds.  For the periods indicated below, the Growth
     --------------------------
and Small Cap Funds paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets:

                                      Nine-Month
                                     Period Ended           Year-Ended
       Fund                            9/30/96              12/31/95
-------------------------             --------             ---------
Growth                                $ 51,193             $  45,249
Small Cap                             $    492*          N/A

_______________
* The fees are for the period begun September 16, 1996 and ended September 30, 1996.


     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Balanced, Equity Value and Growth Funds
     ---------------------------
have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. The Small Cap Fund also has approved a Shareholder Servicing Agreement with Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period indicated below, the dollar amount of shareholder servicing fees paid by the Funds (on behalf of the Institutional Class shares) to Wells Fargo Bank or its affiliates were as follows:

                                                                                   Year-Ended
                  Fund                                                              3/31/98
                  ----                                                              --------
        Balanced                                                                   $137,171
        Equity Value                                                               $531,300
        Growth                                                                     $ 52,112
        Small Cap                                                                  $123,628

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds (on behalf of the Institutional Class shares) to Wells Fargo Bank or its affiliates were as follows:

                                                                                   Six-Month
                                                                                 Period Ended
                  Fund                                                              3/31/97
                  ----                                                             --------
        Balanced                                                                   $ 79,847
        Equity Value                                                               $253,204
        Growth                                                                     $ 24,728
        Small Cap                                                                  $      0

     Balanced, Small Cap and Equity Value Funds.  For the period begun October
     ------------------------------------------
1, 1995 and ended September 5, 1996, and under a similar service agreement, the Pacifica Balanced and Equity Value Funds made payments to First Interstate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated Funds paid the following dollar amounts in shareholder servicing fees for the year ended September 30, 1996:


                  Fund                                                          Year Ended
                  ----                                                          ----------
       Balanced                                                                   $ 11,728
       Equity Value                                                               $ 31,181
       Small Cap                                                                  $  2,460

     Growth Fund.  For the nine-month period ended September 30, 1996, the
     -----------
Growth Fund paid to Wells Fargo Bank or its affiliates, without regard to Class, $457,088 in shareholder servicing fees.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year-ended March 31, 1998, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:


                Fund                                                 Custody Fees
                ----                                                 ------------
                Balanced                                            $15,551
                Equity Value                                        $46,169
                Growth                                              $68,468
                Small Cap                                           $23,391

     Balanced and Equity Value Funds.  FICAL, located at 707 Wilshire Blvd., Los
     -------------------------------
Angeles, California 90017, acted as Custodian of the Pacifica Balanced and Equity Value Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:


                                                                      Year Ended
                    Fund                                               9/30/96
                    ----                                               -------
                    Balanced                                           $     0
                    Equity Value                                       $40,035

     Growth Fund.  For the nine-month period ended September 30, 1996, the
     -----------
Growth Fund paid $17,963 in custody fees, after waivers, to Wells Fargo Bank.

     Small Cap Fund.  For the period begun September 16, 1996 and ended
     --------------
September 30, 1996, the Small Cap Fund did not pay any custody fees to Wells Fargo Bank.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of each Fund's Institutional Class shares.

     For the year-ended March 31, 1998, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

                       Fund                                  Transfer Agency Fees
                       ----                                  --------------------
                       Balanced                              $ 86,476
                       Equity Value                          $217,027
                       Growth                                $525,161
                       Small Cap                             $ 52,733

     Balanced and Equity Value Funds.  Under the prior transfer agency agreement
     -------------------------------
for the Institutional Class shares of the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Growth Fund.  Under the prior transfer agency agreement for the Growth
     -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     Small Cap Fund.  Under the prior transfer agency agreement for the Small
     --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of the Institutional Class shares, as well as reimbursement for all reasonable out-of-pocket expenses.

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of its Institutional Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Institutional Class shares of the Balanced Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund.

     Performance shown or advertised for the Institutional Class shares of the Equity Value Fund for periods prior to September 6, 1996, reflects performance of the Institutional Class shares and the Investor Class shares (prior to October 1, 1995) of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund.

     Performance shown or advertised for the Institutional Class shares of the Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund.

     Performance shown or advertised for the Institutional Class shares of the Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund.

     See "Historical Fund Information."

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended March 31, 1998
     --------------------------------------------------------------------------


                Institutional                                     Five          Three         One
                    Class                        Inception        Year          Year         Year
---------------------------------------------  -------------  -------------  -----------  -----------
        Balanced                                      13.20%         13.24%       18.86%       27.67%
        Equity Value                                  17.53%         20.78%       29.24%       42.02%
        Growth                                        16.93%         17.34%       25.10%       34.86%
        Small Cap                                     35.28%          N/A         33.62%       47.70%

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------

                Institutional                                     Five           Three
                    Class                        Inception        Year            Year
---------------------------------------------  -------------  -------------  --------------
       Balanced                                      151.40%         85.23%          57.94%
       Equity Value                                  249.76%        157.01%         115.85%
       Growth                                        231.69%        122.48%          95.79%
       Small Cap                                     180.78%          N/A           138.56%

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a Fund's investment Advisor or sub-Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Asset Allocation Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo

Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Balanced and Equity Value Funds.  Purchases and sales of non-equity
     -------------------------------
securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Brokerage Commissions.  For the year ended March 31, 1998, the Funds paid
     ---------------------
brokerage commissions as follows:

                                Fund                                               Commissions
-----------------------------------------------------------                        -----------
            Balanced                                                                $  101,472
            Equity Value                                                            $  448,506
            Growth                                                                  $1,089,196
            Small Cap                                                               $  233,382

     For the six-month period ended March 31, 1997, the Funds paid brokerage commissions as follows:


            Fund                                                                   Commissions
-----------------------------------------------------------                        -----------
            Balanced                                                                $   91,032
            Equity Value                                                            $  282,027
            Growth                                                                  $  466,282
            Small Cap                                                               $   34,324

     The Growth Fund paid the following brokerage commissions for the nine-month period ended September 30, 1996 and the year ended December 31, 1995:

                                        Nine-Month
                                       Period Ended           Year Ended
Fund                                     9/30/96                12/31/95
-----------------------------           --------               ---------
Growth                                   $531,052               $ 607,442

     During the years ended September 30, 1996 and 1995, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                        Year Ended           Year Ended
Fund                     9/30/96              9/30/95
--------------          --------             --------
Equity Value             $575,504             $619,124
Balanced                 $254,191             $197,751

     For the period beginning September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

     During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

      Securities of Regular Brokers or Dealers.  As of March 31, 1998, each Fund
     ----------------------------------------
owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:

Fund                                         Broker/Dealer                           Amount
---------------------------------  ----------------------------------  ----------------------------------
Balanced                           Goldman Sachs & Co.                                         $   85,000
                                   J.P. Morgan                                                 $  633,000

Equity Value                       Goldman Sachs & Co.                                         $3,671,000
                                   HSBC Securities                                             $1,465,000
                                   J.P. Morgan                                                 $  678,000
                                   Morgan Stanley                                              $5,009,000

Growth                             Goldman Sachs & Co.                                         $6,938,000
                                   J.P. Morgan                                                 $7,900,000

Small Cap                          Goldman Sachs & Co.                                         $  577,000
                                   HSBC Securities                                             $1,318,000
                                   J.P. Morgan Securities                                      $3,549,000
                                   Morgan Stanley                                              $  811,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     --------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each

Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, generally will be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid federal adverse tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.




     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are four of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------


                                      NAME AND                         CLASS; TYPE          PERCENTAGE   PERCENTAGE
         Fund                          Address                        OF OWNERSHIP           of Class      of Fund
----------------------  -------------------------------------  ---------------------------  -----------  -----------
BALANCED FUND           Wells Fargo Bank, TTEE                 Institutional Class               40.93%       21.05%
                        Choicemaster                           Record Holder
                        Attn:  Mutual Funds A88-4
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Hep. & Co.                             Institutional Class               46.75%       24.05%
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA  91302

EQUITY VALUE            Wells Fargo Bank, TTEE                 Institutional Class               18.04%       10.41%
FUND                    Choicemaster                           Record Holder
                        Attn:  Mutual Funds A88-4
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Dim & Co.                              Institutional Class               40.46%       23.35%
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Virg. & Co.                            Institutional Class               11.14%        6.43%
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Hep. & Co.                             Institutional Class               24.25%       13.99%
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA  91302

                        Wells Fargo Bank                       Class A                           16.45%          N/A
                        FBO Retirement Plans                   Record Holder
                        Omnibus
                        P.O. Box 63015
                        San Francisco, CA  94163

                        Dean Witter for the Benefit of         Class C                            9.21%          N/A
                        Jay P. Holland                         Beneficially Owned
                        P.O. Box 946                           for Jay P. Holland
                        P.O. Box 250 Church Street
                        Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of         Class C                            8.55%          N/A
                        Jodie H. Hadfield and                  Beneficially Owned
                        Gordon R. Hadfield JTTEN               for Gordon Hadfield
                        P.O. Box 250 Church Street
                        Station
                        New York, NY  10008-0250


                                      NAME AND                         CLASS; TYPE          PERCENTAGE   PERCENTAGE
         Fund                          Address                        OF OWNERSHIP           of Class      of Fund
----------------------  -------------------------------------  ---------------------------  -----------  -----------
                        Dean Witter for the Benefit of         Class C                           13.62%     N/A
                        Hanna Harrar                           Beneficially Owned
                        P.O. Box 250 Church Street             for Hanna Harrar
                        Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of         Class C                            9.01%     N/A
                        A D E C Retirement Trust               Beneficially Owned
                        P.O. Box 250 Church Street             for A D E C Retirement
                        Station                                Trust
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of         Class C                            6.38%     N/A
                        John J. & Hazel M. Semoni TTEES for T  Beneficially Owned
                        P.O. Box 250 Church Street             for John M. Hazel
                        Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of         Class C                            7.22%     N/A
                        Tak-Ming Lam                           Beneficially Owned
                        P.O. Box 250 Church Street             for Tak-Ming Lam
                        Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Cust for          Class C                           11.26%     N/A
                        Steve F. Tognoli                       Beneficially Owned
                        P.O. Box 250 Church Street             for Steve F. Tognoli
                        Station
                        New York, NY  10008-0250

GROWTH FUND             Wells Fargo Bank                       Class A                           49.31%   39.26%
                        P.O. Box 63015                         Record Holder
                        San Francisco, CA  94163

                        Dim & Co.                              Institutional Class                5.06%     N/A
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Virg. & Co.                            Institutional Class               44.21%     N/A
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Hep. & Co.                             Institutional Class               47.80%     N/A
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA  91302

SMALL CAP               Wells Fargo Bank                       Class A                           30.41%     N/A
FUND                    FBO Retirement Plans                   Record Holder
                        Omnibus
                        P.O. Box 63015
                        San Francisco, CA  94163

                        State Street Bank and Trust            Class A                           12.97%     N/A
                        as Trustee for Various Plans           Record Holder
                        Two Heritage Drive
                        Quincy, MA  02171


                                      NAME AND                         CLASS; TYPE          PERCENTAGE   PERCENTAGE
         Fund                          Address                        OF OWNERSHIP           of Class      of Fund
----------------------  -------------------------------------  ---------------------------  -----------  -----------
                        MLPF&S for the Sole Benefit            Class A                            5.28%     N/A
                        of its Customers                       Record Holder
                        Attn:  Mutual Fund
                        Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL  32246

                        MLPF&S for the Sole Benefit            Class C                           37.16%     N/A
                        of its Customers                       Beneficially Owned
                        Attn:  Mutual Fund
                        Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL  32246

                        Wells Fargo Bank                       Institutional Class               72.92%   48.36%
                        420 Montgomery Street                  Record Holder
                        San Francisco, CA  94104

                        Virg. & Co.                            Institutional Class               14.17%    9.40%
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800
                        Calabasas, CA  91372

                        Hep. & Co.                             Institutional Class                5.61%     N/A
                        Attn:  MF Dept. A88-4                  Record Holder
                        P.O. Box 9800 MAC 9139-027
                        Calabasas, CA  91302

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditors' report for the Funds as of and for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     The Company's Semi-Annual and Annual Reports may be obtained by calling 1-800-260-5969.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           STAGECOACH FUNDS, INC.
                         Telephone:  1-800-222-8222

                     STATEMENT OF ADDITIONAL INFORMATION

                            Dated August 1, 1998

                                BALANCED FUND

                       DIVERSIFIED EQUITY INCOME FUND
                              EQUITY VALUE FUND
                                 GROWTH FUND
                          INTERNATIONAL EQUITY FUND
                               SMALL CAP FUND
                            STRATEGIC GROWTH FUND

                        CLASS A, CLASS B AND CLASS C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about seven funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the BALANCED, DIVERSIFIED EQUITY INCOME, EQUITY VALUE, GROWTH, INTERNATIONAL EQUITY, SMALL CAP and STRATEGIC GROWTH FUNDS. Each Fund offers Class A Shares and Class B Shares. The International Equity, Small Cap and Strategic Growth Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                              TABLE OF CONTENTS

                                                                Page
                                                                ----
Historical Fund Information...................................     1

Investment Restrictions.......................................     2

Additional Permitted Investment Activities....................     9

Risk Factors..................................................    35

Management....................................................    37

Performance Calculations......................................    57

Determination of Net Asset Value..............................    64

Additional Purchase and Redemption Information................    64

Portfolio Transactions........................................    65

Fund Expenses.................................................    68

Federal Income Taxes..........................................    69

Capital Stock.................................................    74

Other.........................................................    77

Counsel.......................................................    78

Independent Auditors..........................................    78

Financial Information.........................................    78

Appendix......................................................   A-1

                         HISTORICAL FUND INFORMATION

     The Balanced and Equity Value Funds were originally organized on July 1, 1990 as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Company's Balanced Fund and Equity Value Fund, respectively.

     The Diversified Equity Income Fund was originally organized as a Fund of the Company and commenced operations on November 18, 1992. The Class B shares of the Fund commenced operations on January 1, 1995. Prior to December 12, 1997, the Fund was known as the "Diversified Income Fund."

     The Growth Fund commenced operations on January 1, 1992, as the successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

     The International Equity Fund was originally organized as a fund of the Company and commenced operations on September 24, 1997.

     The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. The inception date of the predecessor fund was November 1, 1994. From September 16, 1996 to December 12, 1997, the Fund invested all of its assets in a master portfolio with a corresponding investment objective of Master Investment Trust, another investment company, that, in turn, invested directly in a portfolio of securities. The Fund currently invests directly in a portfolio of securities and no longer invests in a master portfolio.

     The Strategic Growth Fund commenced operations on March 5, 1996. Prior to December 12, 1997, the Strategic Growth Fund was known as the "Aggressive Growth Fund." On December 12, 1997, the Strategic Growth Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the Company's Strategic Growth Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund commenced operations on January 20, 1993 and July 1, 1993, respectively. The Overland Fund did not offer Class B shares and for accounting purposes the Class B shares are considered to have commenced operations on December 12, 1997. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's Strategic Growth Fund.

     The Class C shares of the International Equity, and Equity Value Funds commenced operations on April 1, 1998.

                           INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

     (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

     (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

     (3) invest in companies for the purpose of exercising control or management;

     (4)  knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

     (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

     (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its Advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Diversified Equity Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (8) write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The International Equity Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2)  issue senior securities, except as permitted by applicable law;

     (3) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations; nor

     (4)  borrow money, except as permitted by applicable law.

     (5) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7) make investments for the purpose of exercising control or management;

     (8)  make loans, except as permitted by applicable law;

     (9) purchase or sell commodities or commodities contracts, except that the Fund may, on such conditions as may be set forth in the Fund's Prospectus and this Statement of Additional Information, purchase, sell or enter into futures contracts, foreign currency forward contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws; nor

The Small Cap Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     As a matter of non-fundamental policy, the Small Cap Fund will not hold in its portfolio the securities of issuers whose market capitalization exceeds $2 billion for a period greater than 60 consecutive days. The Small Cap Fund will sell any such securities in an orderly manner to obtain optimal value for the securities.

The Strategic Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management, provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     With respect to fundamental investment policy (7), the Fund does not intend to loan its portfolio securities during the coming year.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% (10% for the Balanced and Equity Value Funds), of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each of the Balanced, Diversified Equity Income, Equity Value, Growth, Small Cap and Strategic Growth Funds may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of each Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     The International Equity Fund does not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters. Additionally, the Fund will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Fund considers to have the potential for excessive volatility.

                 ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bank Obligations
     ----------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities (Lower Rated Securities)
     -----------------------------------------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may invest in convertible securities that are not rated in one of the four highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.
Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

     While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known.
Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated but determined by the Advisor to be of comparable quality.

     Corporate Reorganizations
     -------------------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Emerging Market Securities
     --------------------------

     The Diversified Equity Income, Growth, Small Cap and Strategic Growth Funds each may invest up to 15% (25% for the International Equity Fund) of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank); and (iii) countries listed in World Bank publications as developing. The advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value o securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No
Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Foreign Obligations and Securities
     ----------------------------------

     The foreign securities in which the International Equity Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

     The Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund, except the International Equity Fund, may not invest 25% or more of its assets in foreign obligations.

     For temporary defensive purposes, the International Equity Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     From time to time, investments in other investment companies may be the most effective available means by which the International Equity Fund may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the Fund would continue to pay its own management fees and other expenses. The Fund may invest in these investment funds and in registered investment companies subject to the provisions of the Investment Company Act of 1940 ("1940 Act"). Such investment funds or investment companies may be "passive foreign investment companies" (as described in "Federal Income Taxes" in this SAI) and may result in special federal income tax consequences.

     Investment income on certain foreign securities in which the International Equity Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign Currency Transactions
     -----------------------------

     Equity Value and Balanced Funds. The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     International Equity Fund. The Fund's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the Fund may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The Fund may also purchase and sell foreign currency futures contracts (see "Purchase and Sale of Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

     Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when Wells Fargo Bank believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when Wells Fargo Bank believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

     The Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Wells Fargo Bank believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a
"cross-hedge").

     Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

     The Fund's custodian will, to the extent required by applicable regulations, segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     Foreign Currency Futures Contracts
     ----------------------------------

     In General. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

     While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

     Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

     A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

     In connection with transactions in foreign currency futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount.
Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     Risk Factors Associated with Futures Transactions. The effective use of futures strategies depends on, among other things, the Fund's ability to terminate futures positions at times when Wells Fargo Bank deems it desirable to do so. Although the Fund will not enter into a futures position unless Wells Fargo Bank believes that a liquid secondary market exists for such future, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

     Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

     The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Wells Fargo Bank to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

     In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the Fund's futures transactions.

     Risk of Imperfect Correlation. The Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

     The Fund will purchase or sell futures contracts only if, in Wells Fargo Bank's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that Wells Fargo Bank's judgment will be accurate.

     Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities, or the relevant portion thereof.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Wells Fargo Bank does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's investments.

     Regulations on the Use of Futures Contracts. Regulations of the CFTC require that the Fund enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

     When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     The Fund's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

     Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
     Transactions
     ------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Foreign Fixed Income Securities
     -------------------------------

     The International Equity Fund may invest in foreign fixed income securities, including:

     Foreign Private Debt. The Fund may invest in fixed income securities of private issuers, provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Fixed income securities in which the Fund may invest include, without limitation, corporate bonds, notes, debentures and other similar corporate debt securities, including convertible securities. In addition, such securities may or may not have warrants attached. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors" in the Prospectus.

     Foreign Sovereign Debt. The Fund may invest in debt securities or obligations of foreign governments and their political subdivisions or agencies ("Sovereign Debt") provided that they are rated, at the time of investment, within the top four rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO") or determined to be of equivalent quality by Wells Fargo Bank. Investments in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

     Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Wells Fargo Bank manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Brady Bonds. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Hedging and Related Strategies
     ------------------------------

     The International Equity Fund may attempt to protect the U.S. dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Wells Fargo Bank anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     Wells Fargo Bank might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Wells Fargo incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Balanced Equity Value Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Diversified Equity Income, Growth, International Equity, Small Cap and Strategic Growth Funds may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the respective Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo
Bank.

     Mortgage-Related Securities
     ---------------------------

     The Balanced and Diversified Equity Income Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Other Asset-Backed Securities
     -----------------------------

     The Balanced, Diversified Equity Income, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Options Trading
     ---------------

     The Funds [(EXCEPT THE INTERNATIONAL EQUITY FUND)] may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     The Small Cap and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     The Small Cap and Strategic Growth Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

     Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

     The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

     Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

     The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the

Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                 MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                        University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer

                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                           Total Compensation
                                    Aggregate Compensation                 from Registrant and
Name and Position                      from Registrant                   Wells Fargo Fund Complex
-----------------                   -----------------------             -------------------------
Jack S. Euphrat                          $25,750                               $34,500
   Director

R. Greg Feltus                           $     0                               $     0
   Director

Thomas S. Goho                           $25,750                               $34,500
   Director

Peter G. Gordon                          $24,250                               $30,500
   Director

Joseph N. Hankin                         $25,750                               $34,500
   Director

W. Rodney Hughes                         $25,250                               $33,000
   Director

Robert M. Joses                          $ 1,500                               $ 4,000
   Director

J. Tucker Morse                          $25,250                               $33,000
   Director


     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for

Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                    Annual Rate
Fund                                        (as percentage of net assets)
----                                        -----------------------------
Balanced                                           0.60%
Diversified Equity Income                          0.50%
Equity Value                                       0.50%
Growth                                             0.50% up to $250 million
                                                   0.40% next $250 million
                                                   0.30% over $500 million
International Equity                               1.00%
Small Cap                                          0.60%
Strategic Growth                                   0.50%

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                               Six-Month
                                         Year-Ended                           Period Ended
                                          3/31/98                                3/31/97
                                        -----------                            ----------
   Fund                        Fees Paid           Fees Waived         Fees Paid       Fees Waived
   ----                        ---------           -----------         ---------       -----------
Balanced                       $   326,287         $  232,442         $  261,078         $30,456
Diversified Equity Income      $ 1,048,267         $  150,357         $  443,468         $     0
Equity Value                   $ 1,286,783         $   95,512         $  557,096         $     0
Growth                         $ 1,753,825         $   44,284         $  782,529         $     0
International Equity*          $   145,743         $  111,696               N/A              N/A
Small Cap                      $ 169,949**         $227,120**         $ 89,707**         $   0**
Strategic Growth***            $ 853,705**         $      0**         $733,756**         $   0**

____________________

* These amounts indicate fees paid since September 24, 1997, the commencement date.
** These amounts reflect fees allocated from the Master Portfolios for the Small Cap and Strategic Growth Funds.
*** Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

     Balanced and Equity Value Funds.  On January 12, 1995, San Diego Financial
     -------------------------------
Management, Inc. merged into First Interstate Investment Services, Inc., which has since changed its name to First Interstate Capital Management, Inc. ("FICM").

     The Pacifica Balanced and Equity Value Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor FICM served as advisor to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Balanced and Equity Value Funds.

     For the period begun October 1, 1995 and ended September 5, 1996, the Pacifica predecessor portfolios paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:


                                       Year Ended
                                         9/30/96
                                       ----------
   Fund                       Fees Paid         Fees Waived
   ----                       ---------         -----------
Balanced                      $  750,323          $4,608
Equity Value                  $1,378,145          $    0


     For the period indicated below, the prior advisor was entitled to receive advisory fees from the Pacifica Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal year, the prior advisor was entitled to receive the advisory fees indicated below and the indicated amounts were waived:


                                              Year Ended
                                                9/30/95
                                               --------
  Fund                                Fees Paid         Fees Waived
  ----                                ---------         -----------
Balanced                               $579,850             $0
Equity Value                           $992,870             $0


     Diversified Equity Income and Growth Funds.  For the periods indicated
     ------------------------------------------
below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                            Nine-Month
                                           Period Ended                  Year Ended
                                              9/30/96                     12/31/95
                                             --------                     --------
                                       Fees           Fees          Fees           Fees
Fund                                   Paid          Waived         Paid          Waived
----                                   ----          ------         ----          ------
Diversified Equity Income             $415,025         $0         $312,512          $0
Growth                                $799,899         $0         $754,149          $0

     Small Cap Fund.  Prior to September 16, 1996, Wells Fargo provided advisory
     --------------
services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its
net assets for "Audit Expenses."   There were no sales charges.  The Collective
Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

     Prior to December 12, 1997, the Small Cap Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

     For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

     Strategic Growth Fund.  Immediately prior to the Consolidation, the
     ---------------------
Strategic Growth Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells

Fargo Bank. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract. For the period from inception (January 20, 1993) to February 20, 1996, the predecessor portfolio operated on a stand-alone basis, did not participate in a master/feeder structure and retained the services of Wells Fargo Bank as investment advisor for the Fund.

     As discussed herein under "Historical Fund Information," on December 12, 1997, the Overland Strategic Growth Fund was reorganized with and into the Fund. For financial reporting purposes the Overland Fund is considered the accounting survivor of the reorganization and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

     For the year ended December 31, 1995, the predecessor portfolio incurred $302,821 in advisory fees payable to Wells Fargo Bank. For the period beginning January 1, 1996 and ended February 20, 1996, the predecessor portfolio incurred $59,742 in advisory fees payable to Wells Fargo Bank. For the period begun February 20, 1996 and ended December 31, 1996, the Master Portfolio incurred $674,014 in advisory fees payable to Wells Fargo Bank on behalf of the Fund. Wells Fargo Bank did not waive advisory fees in 1995 and 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of the Funds' average daily net assets, 0.20% of the next $200 million of the Funds' net assets, and 0.15% of net assets over $400 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by each Fund to Wells Fargo Bank. This minimum annual fee payable to WCM does not increase the advisory fee paid by each Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     PORTFOLIO MANAGERS.  Mr. Allen Ayvazian, as co-manager, has been
     ------------------
responsible for the day-to-day management of the portfolio of the Growth Fund since December 15, 1997. Mr. Ayvazian joined Wells Fargo Bank in 1989 and is the Chair of the Equity Policy Committee.

     Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

     Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced, Equity Value and Diversified Equity Income Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

     Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Balanced Fund on February 1, 1998. Mr. Smith is also responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund and the Intermediate Bond Fund. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

     Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Diversified Equity Income Fund since November 1992. Mr. Wisniewski is also responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

     Mr. Jon Hickman assumed responsibility as co-manager of the Small Cap Fund in September 1996. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman also has been a co-manager of the Strategic Growth Fund since January 1993. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

     Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Fund as of June 18, 1997, and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993, he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) Mr. Lee has over 8 years experience in the industry. He holds bachelor degrees in Economics and Organizational Studies from the University of California at Davis

     Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, to work as portfolio co-manager of the Strategic Growth Fund. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that, he worked for two years at GB Capital Management and prior to that, he worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

     Ms. Katherine Schapiro directs the international equity strategy at Wells Capital Management and is responsible for the day-to-day management of the Fund. In addition, she manages international equity portfolios for institutional
accounts.   Schapiro joined Wells Fargo Bank in August 1992.  Prior to joining
Wells Fargo, Ms. Schapiro was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm based in San Francisco. She began her career in 1981 as a technology industry analyst for Western Asset Management, and subsequently, she managed the Western Technology Fund at Harris Bretall Sullivan & Smith. From 1986 to 1988, Ms. Schapiro was a fund manager at Thornton Management Ltd. in San Francisco and in London, England. She joined Tyndall International Management of London in late 1988,
then an affiliate of Newport Pacific.   Ms. Schapiro is a graduate of Stanford
University, is a Chartered Financial Analyst and President of the Security Analysts of San Francisco.

     Ms. Stacey Ho manages international equity portfolios for institutional accounts and co-manages the Fund. She joined Wells Capital Management in 1997. Prior to joining the firm, she was a portfolio manager from 1995 through late 1996 at Clemente Capital Management, an international investment advisory firm based in New York. Ms. Ho began her investment career in 1990 with Edison International, where she managed Japanese and U.S. equity portfolios. As a member of the company's pension fund investment team, her additional responsibilities included asset allocation and management of the $2 billion pension fund's domestic managers. Ms. Ho has a BS in Civil Engineering from San Diego State University and an MS in Environmental Engineering from Stanford University. She received her MBA from UCLA. Ms. Ho is working toward her Chartered Financial analyst designation.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                               Year-Ended
                                                                3/31/98
                                                                --------
   Fund                                    Total               Wells Fargo           Stephens
   ----                                    -----               -----------           --------
Balanced                                  $ 57,317               $ 38,402             $18,915
Diversified Equity Income                 $148,167               $ 99,272             $48,895
Equity Value                              $170,979               $114,556             $56,423
Growth                                    $288,706               $159,933             $78,773
International Equity*                     $ 22,395               $ 15,005             $ 7,390
Small Cap                                 $ 41,139               $ 27,563             $13,576
Strategic Growth**                        $162,175               $129,740             $32,435

_______________

* These amounts reflect fees paid since September 24, 1997, the Funds commencement date.
** Indicate fees paid by, or on behalf of, the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

                                                                Six-Month
                                                               Period Ended
                                                                 3/31/97
                                                                 --------
   Fund                                    Total                Wells Fargo             Stephens
   ----                                    -----                -----------             --------
Balanced                                  $ 25,743                $ 5,149              $ 20,594
Diversified Equity Income                 $ 36,085                $ 7,217              $ 28,868
Equity Value                              $ 59,479                $11,896              $ 47,583
Growth                                    $ 64,992                $12,998              $ 51,994
Small Cap                                 $  8,027                $ 1,605              $  6,422
Strategic Growth**                        $211,420*                   N/A*             $211,420*

__________________

* These amounts reflect fees allocated from the Master Portfolios for the Small Cap and Strategic Growth Funds.
** Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

     Balanced and Equity Value Funds.  The Pacifica Balanced and Equity Value
     -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

     From September 6, 1996 to February 1, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the period begun September 6, 1996 and ended September 30, 1996. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios for periods prior to September 6, 1996.

                            Year Ended                   Year Ended
                              9/30/96*                     9/30/95
                             ---------                    --------
                               Fees                Fees            Fees
  Fund                         Paid                Paid           Waived
  ----                         ----                ----           ------
Balanced                     $130,709             $193,283       $19,328
Equity Value                 $ 240,273            $330,957       $33,096

____________________
* The amounts for the year ended September 30, 1996 reflect fees after waivers.

     Diversified Equity Income, Growth and Small Cap Funds.  For the periods
     -----------------------------------------------------
indicated below, the Funds paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Diversified Equity Income Fund's average daily net assets and 0.05% of the Growth and Small Cap Funds' average daily net assets:

                                            Nine-Month
                                           Period Ended           Year Ended
 Fund                                        9/30/96               12/31/95
-----                                       --------              ---------
Diversified Equity Income                   $ 24,902              $  18,751
Growth                                      $ 51,193              $  45,249
Small Cap*                                  $    492*                   N/A

____________________

* The fees are for the period begun September 16, 1996 and ended September 30, 1996.

     Strategic Growth Fund.  Prior to February 1, 1997, Stephens served as sole
     ---------------------
Administrator to the predecessor portfolio. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

     For the period indicated below, the predecessor portfolio paid the following dollar amounts of administration fees to Stephens:



                                  Year Ended
                                   12/31/95
                                   ---------
                                   $  91,128


     DISTRIBUTOR.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the indicated Funds pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.


Fund                                        Fee
----                                        ---
Balanced
   Class A                                  0.10%
   Class B                                  0.75%

Diversified Equity Income
   Class B                                  0.70%

Equity Value
   Class A                                  0.10%
   Class B                                  0.75%

Growth
   Class B                                  0.70%

International Equity
   Class A                                  0.10%
   Class B                                  0.75%
   Class C                                  0.75%

Small Cap
   Class A                                  0.10%
   Class B                                  0.75%
   Class C                                  0.75%

Strategic Growth
   Class A                                  0.10%
   Class B                                  0.75%
   Class C                                  0.75%


     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Diversified Equity Income and Growth Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     For the year ended March 31, 1998, the Fund's Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan:

                                                       Printing &
                                                         Mailing          Marketing      Compensation to
              Fund                        Total         Prospectus        Brochures        Underwriters
              ----                        -----         ----------       ----------      ---------------
  Balanced
     Class A                             $ 13,267          $13,257       $    10                 N/A
     Class B                             $ 30,347              N/A           N/A            $ 15,205

  Diversified Equity Income
     Class A                             $ 38,657          $ 6,040       $32,617                 N/A
     Class B                             $370,427              N/A           N/A            $232,252

  Equity Value
     Class A                             $ 13,353          $13,349       $     6                 N/A
     Class B                             $215,875              N/A           N/A            $101,596

  Growth
     Class A                             $ 66,891          $ 2,409       $64,482                 N/A
     Class B                             $273,076              N/A           N/A            $170,070

  International Equity
      Class A                            $      0          $     0       $     0                 N/A
      Class B                            $122,802              N/A           N/A            $ 37,162
      Class C                                 N/A              N/A           N/A                 N/A

  Small Cap
     Class A                             $      1          $     0       $     1                 N/A
     Class B                             $ 35,640              N/A           N/A            $ 28,898
     Class C                             $  4,926              N/A           N/A            $    135

  Strategic Growth*
     Class A                             $297,542              N/A           N/A            $297,542
     Class B                             $  3,426              N/A           N/A            $  3,426
     Class C                             $255,090              N/A           N/A            $255,090

____________________

* These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent.  The Funds have approved Servicing Plans and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, for both Class A and Class B shares. The Equity Value, International Equity, Small Cap and Strategic Growth Funds also have entered into Shareholder Servicing Agreements for Class C shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans and Agreements are shown below. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.


Fund                                        Fee
---                                         ---
Balanced
   Class A                                  0.25%
   Class B                                  0.25%

Diversified Equity Income
   Class A                                  0.30%
   Class B                                  0.30%

Equity Value
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

Growth
   Class A                                  0.30%
   Class B                                  0.30%

International Equity
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

Small Cap
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

Strategic Growth
   Class A                                  0.25%
   Class B                                  0.25%
   Class C                                  0.25%

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                                                  Six-Month
                                               Year-Ended                       Period Ended
   Fund                                         3/31/98                           3/31/97
   ----                                         --------                          --------
Balanced
   Class A                                      $ 85,517                          $ 41,580
   Class B                                      $ 10,072                          $     79

Diversified Equity Income
   Class A                                      $560,061                          $227,203
   Class B                                      $158,898                          $ 38,878

Equity Value
   Class A                                      $ 87,889                          $ 24,608
   Class B                                      $ 71,959                          $    736
   Class C                                           N/A                               N/A

Growth
   Class A                                      $981,942                          $426,074
   Class B                                      $116,604                          $ 27,329

International Equity
   Class A                                      $ 28,018                               N/A
   Class B                                      $ 35,247                               N/A
   Class C                                           N/A                               N/A

Small Cap
   Class A                                      $ 21,635                          $      0
   Class B                                      $ 18,547                          $      0
   Class C                                      $  1,627

Strategic Growth*
   Class A                                      $ 15,403                               N/A
   Class B                                      $  2,610                               N/A
   Class C                                      $115,868                               N/A

__________________

* Indicates fees paid by the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

     Balanced and Equity Value Funds.  For the period begun October 1, 1995 and
     -------------------------------
ended September 5, 1996, and under similar service agreements for the Pacifica Balanced and Equity Value Funds, payments were made to First Intestate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated classes of each

Fund paid the following dollar amounts in shareholder servicing fees for the year ended September 30, 1996:

                                       Year Ended
 Fund                                   9/30/96
 ----                                   --------
Balanced
   Class A                              $ 76,743
   Class B                                   N/A
Equity Value
   Class A                              $ 36,350


     Diversified Equity Income and Growth Funds.  The dollar amount of
     ------------------------------------------
shareholder servicing fees paid by the Diversified Equity Income and Growth Funds to Wells Fargo Bank or its affiliates for the period ended September 30, 1996 were as follows:

                                                           Nine-Month
                                                          Period Ended
  Fund                                                      9/30/96
  ----                                                      --------
Diversified Equity Income                                  $249,015
Growth                                                     $457,088


     Small Cap Fund.  The Class A and B shares of the Small Cap Fund did not pay
     --------------
any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period begun September 16, 1996 and ended September 30, 1996.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund, except the
     ---------
International Equity Fund, for which IBT acts as Custodian. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each

Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000. For its services as Custodian, IBT is entitled to receive fees as follows: a net asset charge at the annual rate of 0.01% payable monthly, plus specified transaction charges.

     For the year ended March 31, 1998, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank (to IBT for the International Equity Fund):


Fund                                    Custody Fees
----                                    ------------
Balanced                                  $15,551
Diversified Equity Income                 $50,571
Equity Value                              $46,169
Growth                                    $68,468
International Equity                      $48,209
Small Cap                                 $23,391
Strategic Growth*                         $49,596

___________________

* Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each Fund's Class A and B shares (and Class C shares for the International Equity Fund).

     For the year ended March 31, 1998, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:


Fund                                    Transfer Agency Fees
----                                    --------------------
Balanced                                     $ 86,476
Diversified Equity Income                    $335,515
Equity Value                                 $217,027
Growth                                       $525,161
International Equity                         $ 35,428
Small Cap                                    $ 52,733
Strategic Growth*                            $229,667

__________________

* Indicates fees paid by the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

     Balanced and Equity Value Funds.  Under the prior transfer agency agreement
     -------------------------------
for the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Pacifica predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Diversified Equity Income Fund.  Under the prior transfer agency agreement
     ------------------------------
for the Diversified Equity Income Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     Growth Fund.  Under the prior transfer agency agreement for the Growth
     -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     Small Cap Fund.  Under the prior transfer agency agreement for the Small
     --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of each class of the Fund, as well as reimbursement for all reasonable out-of-pocket expenses.

     Strategic Growth Fund.  Under the prior transfer agency agreement for the
     ---------------------
Strategic Growth Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for reasonable out-of-pocket expenses.

     UNDERWRITING COMMISSIONS.  For the year ended March 31, 1998, the aggregate
     ------------------------
dollar amount of underwriting commissions paid to Stephens on sales/redemption of the Company's shares was $7,671,295. Stephens retained $939,892 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company retained $5,348,626.

     For the six-month period ended March 31, 1997, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained 241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,333. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class A shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund. Performance shown or advertised for the Class B shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6, 1996.

     Performance shown or advertised for the Class B shares of the Stagecoach Diversified Equity Income Fund for periods prior to January 1, 1995, reflects performance of the Class A shares of the Fund adjusted to reflect Class B expenses in effect on January 1, 1995.

     Performance shown or advertised for the Class A shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund. Performance shown or advertised for the Class B shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996, reflects performance of the Investor Class shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 6, 1996.

     Performance shown or advertised for the Class A shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for the period from January 1, 1992 to January 1, 1995, reflects performance of the Class A shares of such Fund adjusted to reflect Class B expenses in effect on January 1, 1995. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on January 1, 1995.

     Performance shown or advertised for the Class A shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund. Performance shown or advertised for the Class B shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the predecessor portfolio adjusted to reflect Class B expenses in effect on September 16, 1996. Performance shown or advertised for the Class C shares of the Stagecoach Small Cap Fund reflects the performance of the Class B shares, which as discussed above, reflects performance of the shares of the predecessor portfolio for periods prior to September 16, 1996, adjusted for Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Strategic Growth Fund, reflects performance of the Class A shares of the Overland Express Strategic Growth Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

  Average Annual Total Return for the Applicable Period Ended March 31, 1998/1/
  --------------------------------------------------------------------------

                                                                   Five          Three         One
                                               Inception/2/        Year          Year         Year
                                               -----------         ----          ----         ----
Balanced
  Class A                                        13.12%         13.12%       18.66%       27.49%
  Class B                                        12.35%         12.35%       17.85%       26.64%

Diversified Equity Income
  Class A                                        28.28%         18.18%       25.32%       38.15%
  Class B                                        17.44%         17.51%       24.56%       37.29%

Equity Value
  Class A                                        17.48%         20.66%       29.03%       41.76%
  Class B                                        16.67%         19.86%       28.19%       40.87%

Growth
  Class A                                        16.92%         17.33%       25.09%       34.65%
  Class B                                        15.92%         16.65%       24.23%       33.83%

International Equity
  Class A                                        10.52%           N/A           N/A          N/A
  Class B                                        10.10%           N/A           N/A          N/A
  Class C                                        [_____%]         N/A           N/A          N/A

Small Cap
  Class A                                        34.08%           N/A        32.34%       47.03%
  Class B                                        33.24%           N/A        31.52%       46.02%
  Class C                                        33.24%           N/A        31.52%       46.02%

Strategic Growth/3/
  Class A                                        18.32%           N/A        17.38%        2.87%
  Class B                                        18.07%           N/A        17.64%        2.02%
  Class C                                        18.26%           N/A        18.34%        5.98%

_______________

/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Balanced - July 1, 1990; Diversified Equity Income -November 18, 1992; Equity Value - July 1, 1990; Growth - August 2, 1990; International Equity - September 24, 1997; Small Cap - November 11, 1994; Strategic Growth - January 20, 1993. The actual inception date of each Class may differ from the inception date of the corresponding
      Fund.

/3/ Performance shown is for the Fund's fiscal year ended December 31, 1997.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

Cumulative Total Return for the Applicable Period Ended March 31, 1998/1/
----------------------------------------------------------------------

                                                                   Five          Three
                                               Inception/2/        Year           Year
                                               ------------       ------         ------
Balanced
  Class A                                         160.02%         85.62%         67.06%
  Class B                                         145.50%         79.02%         63.69%

Diversified Equity Income
  Class A                                         146.50%        130.50%         96.84%
  Class B                                         138.91%        124.04%         93.24%

Equity Value
  Class A                                         248.06%        155.77%        114.80%
  Class B                                         230.31%        147.38%        110.67%

Growth
  Class A                                         231.57%        122.40%         95.72%
  Class B                                         216.56%        115.96%         91.74%

International Equity
  Class A                                          10.52%           N/A            N/A
  Class B                                          10.10%           N/A            N/A
  Class C                                          [____%]          N/A            N/A

Small Cap
  Class A                                         172.34%           N/A         131.78%
  Class B                                         166.61%           N/A         127.48%
  Class C                                         166.61%           N/A         127.48%

Strategic Growth/3/
  Class A                                         130.26%           N/A          61.71%
  Class B                                         129.41%           N/A          62.81%
  Class C                                         131.32%           N/A          65.74%

---------------
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund is as follows: Balanced - July 1, 1990; Diversified Equity Income - November 18, 1992; Equity Value - July 1, 1990; Growth - August 2, 1990; Small Cap - November 11, 1994; Strategic Growth - January 20, 1993. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/3/ Performance shown is for the Fund's fiscal year ended December 31, 1997.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer

Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Balanced, Diversified Equity Income and Equity Value Funds.  Purchases and
     ----------------------------------------------------------
sales of non-equity securities usually will be principal transactions.
Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Brokerage Commissions.  For the year ended March 31, 1998, the Funds paid
     ---------------------
brokerage commissions as follows:

                Fund                      Commissions
                ----                      -----------
            Balanced                      $  101,472
            Diversified Equity Income     $  458,942
            Equity Value                  $  448,506
            Growth                        $1,089,196
            International Equity*         $  214,167
            Small Cap                     $  233,382
            Strategic Growth**            $  788,479

------------------

* The amount reflects fees paid since September 24, 1997, the Funds commencement date.

** Indicates fees paid by, or on behalf of, the Fund for the year ended December 31, 1997, the Fund's most recently completed fiscal year.

     The predecessor portfolio to the Strategic Growth Fund paid brokerage commissions as indicated below for the year ended December 31, 1995. The Diversified Equity Income and Growth Funds paid the following brokerage commissions for the nine-month period ended September 30, 1996 and the year ended December 31, 1995:


                                    Nine-Month
                                   Period Ended             Year Ended
Fund                                 9/30/96                 12/31/95
----                                 --------                ---------
Strategic Growth                         N/A                 $ 190,359
Diversified Equity Income            $267,469                $ 193,078
Growth                               $531,052                $ 607,442

     During the years ended September 30, 1996 and 1995, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                 Year Ended  Year Ended
Fund               9/30/96     9/30/95
----               --------    --------
Equity Value      $575,504    $619,124
Balanced          $254,191    $197,751

     During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

     For the period beginning September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

     Securities of Regular Brokers or Dealers.  As of March 31, 1998, each Fund
     ----------------------------------------
owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:


Fund                               Broker/Dealer                        Amount
----                               -------------                        ------
Balanced                           Goldman Sachs & Co.                  $   85,000
                                   J.P. Morgan                          $  633,000

Diversified Equity Income          Goldman Sachs & Co.                  $3,184,000
                                   J.P. Morgan                          $6,220,000


Equity Value                       Goldman Sachs & Co.                  $3,671,000
                                   HSBC Securities                      $1,465,000
                                   J.P. Morgan                          $  678,000
                                   Morgan Stanley                       $5,009,000

Growth                             Goldman Sachs & Co.                  $6,938,000
                                   J.P. Morgan                          $7,900,000

International Equity               None                                       None

Small Cap                          Goldman Sacs & Co.                   $  577,000
                                   HSBC Securities                      $1,318,000
                                   J.P. Morgan Securities               $3,549,000
                                   Morgan Stanley                       $  811,000

Strategic Growth*                  Goldman Sacs & Co.                   $1,045,000
                                   J.P. Morgan Securities               $3,889,000

__________________

*    As of December 31, 1997.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Foreign Taxes.  Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund expects to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder generally if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

     For tax years beginning after December 31, 1997, an individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are seven of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF JUNE 30, 1998

                            NAME AND                                CLASS; TYPE      PERCENTAGE   PERCENTAGE
         FUND               ADDRESS                                OF OWNERSHIP      OF CLASS      OF FUND
         ----             -----------                              ------------     ----------   -----------
STRATEGIC GROWTH FUND   Wells Fargo Bank                           Class A              14.99%       11.50%
                        FBO Retirement Plans Omnibus               Record Holder
                        P.O. Box 63015
                        San Francisco, CA  94163

                        MLPF&S for the Sole Benefit of its         Class A               7.54%        5.79%
                        Customers                                  Record Holder
                        Attn Mutual Fund Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL  32246


                            NAME AND                                CLASS; TYPE      PERCENTAGE   PERCENTAGE
         FUND               ADDRESS                                OF OWNERSHIP      OF CLASS      OF FUND
         ----             -----------                              ------------     ----------   -----------
                        Charles Schwab & Co. Inc. Special Custody  Class A                   7.95%        6.10%
                        A/C for Benefit of Customers - Reinvest    Record Holder
                        Attn Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA  94104

                        MLPF&S for the Sole Benefit of its
                        Customers

                        Attn Mutual Fund Administration            Class C                  42.05%     N/A
                        4800 Deer Lake Drive East                  Record Holder
                        3rd Floor
                        Jacksonville, FL  32246

EQUITY VALUE            Wells Fargo Bank                           Class A                  16.45%     N/A
FUND                    FBO Retirement Plans Omnibus               Record Holder
                        P.O. Box 63015
                        San Francisco, CA  94163

                        Dean Witter for the Benefit of             Class C                   9.21%     N/A
                        Jay P. Holland                             Beneficially Owned
                        P.O. Box 946
                        P.O. Box 250, Church Street Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of             Class C                   8.55%     N/A
                        Jodie H. Hadfield and                      Beneficially Owned
                        Gordon R. Hadfiled Jtten
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of             Class C                  13.62%     N/A
                        Hanna Harrar                               Beneficially Owned
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of             Class C                   9.01%     N/A
                        A D E C Retirement Trust                   Beneficially Owned
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of             Class C                   6.38%     N/A
                        John J. & Hazel M. Semoni                  Beneficially Owned
                        TTEES for T
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                        Dean Witter for the Benefit of             Class C                   7.22%     N/A
                        Tak-Ming Lam                               Beneficially Owned
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                        Dean Witter Reynolds Cust for              Class C                  11.26%     N/A
                        Steve F. Tognoli                           Beneficially Owned
                        P.O. Box 250
                        Church Street Station
                        New York, NY  10008-0250

                            NAME AND                                CLASS; TYPE      PERCENTAGE   PERCENTAGE
         FUND               ADDRESS                                OF OWNERSHIP      OF CLASS      OF FUND
         ----             -----------                              ------------     ----------   -----------
DIVERSIFIED EQUITY      Wells  Fargo Bank                          Class A                  27.76%       20.26%
 INCOME FUND            FBO Retirement Plans Omnibus               Record Holder
                        P.O. Box 63015
                        San Francisco, CA  94163

GROWTH FUND             Wells Fargo Bank                           Class A                  49.31%       39.26%
                        FBO Retirement Plans Omnibus               Record Holder
                        P.O. Box 63015
                        San Francisco, CA  94163

SMALL CAP FUND          Wells Fargo Bank                           Class A                  30.41%     N/A
                        FBO Retirement Plans Omnibus               Record Holder
                        P.O. Box 63015
                        San Francisco, CA  94163

                        State Street Bank and Trust as Trustee     Class A                  12.97%     N/A
                        for Various Plans                          Record Holder
                        Two Heritage Drive
                        Quincy, MA  02171

                        MLPF&S for the Sole Benefit of its         Class A                   5.28%     N/A
                        Customers                                  Record Holder
                        Attn Mutual Fund Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL  32246

                        MLPF&S for the Sole Benefit of its         Class C                  37.16%     N/A
                        Customers                                  Record Holder
                        Attn Mutual Fund Administration
                        4800 Deer Lake Drive East
                        3rd Floor
                        Jacksonville, FL  32246

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditors' reports for the Funds for the year ended March, 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.


     The portfolio of investments, audited financial statements and independent auditors' reports for the Strategic Growth Fund for the year ended December 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on March 3, 1998.

     The Company's Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 1, 1998

                     CALIFORNIA TAX-FREE MONEY MARKET TRUST

                       __________________________________

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about a fund in the Stagecoach Family of funds -- the CALIFORNIA TAX-FREE MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares. The investment objective of the Fund is described in its prospectus under "How the Fund Works --- Investment Objective and Policies."

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       __________________________________

                               TABLE OF CONTENTS

Investment Restrictions.................................................    1
Additional Permitted Investment Activities..............................    3
Special Considerations Affecting California Municipal Obligations.......    5
Management..............................................................    9
Servicing Plan..........................................................   14
Performance Calculations................................................   15
Determination of Net Asset Value........................................   18
Additional Purchase and Redemption Information..........................   19
Portfolio Transactions..................................................   20
Fund Expenses...........................................................   21
Federal Income Taxes....................................................   22
Capital Stock...........................................................   27
Other...................................................................   29
Counsel.................................................................   29
Independent Auditors....................................................   29
Financial Information...................................................   30
SAI Appendix............................................................  A-1

                            INVESTMENT RESTRICTIONS

     The Fund is subject to the following investment restrictions, all of which are fundamental policies.

     The Fund may not:
     ----------------

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

     In addition, the Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

     The Fund is subject to the following non-fundamental policies:

     The Fund may not:

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) The Fund may not invest more than 15% (10% in the case of a money market fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

     In addition, as provided in Rule 2a-7 under the 1940 Act, the Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Unrated Investments.  The Fund may purchase instruments that are not rated
     -------------------
if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the procedures of the Fund adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, provided that when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     Letters of Credit.  Certain of the debt obligations (including municipal
     -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments, provided that the Company's Board approves or ratifies such investments.

     When-Issued Securities.  Certain of the securities in which the Fund may
     ----------------------
invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund has no present intention to invest in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations, or other high-quality debt instruments in an amount at least equal in value to their respective commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Municipal Bonds.  The Fund may invest in municipal bonds.  As discussed in
     ---------------
the Fund's Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain Fund for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining Fund for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain Fund to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Notes.  Municipal notes include, but are not limited to, tax
     ---------------
anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs.  An uncertainty in a municipal issuer's capacity to raise taxes as a
     ----
result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs.  The ability of a municipal issuer to meet its obligations on its
     ----
BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs.  A decline in the receipt of certain revenues, such as anticipated
     ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grew in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. This trend is projected to continue through the rest of the decade. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in the Spring of 1998.
Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97 and has forecast an overall balanced budget by June 30, 2000. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 15, 1996 and the projected level of the SFEU as of June 30, 1998 was $329 million. However, the Asian economic difficulties since mid-1997 are expected to have had a moderate dampening effect on California's economy. Any delay or reversal of the recovery may create new shortfalls in revenues.

     Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy, and the county's investment rating by Standard & Poors was "B" as of October 31, 1997.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. The county has received federal and state assistance and the proposed fiscal 1999 budget for Los Angeles County is the first in several years that does not begin with an operating deficit. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. The 1998-99 Executive Budget projections submitted to the State Legislature in February 1998, forecast a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

     The Governor recently proposed that California reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the State Legislature of California as part of the annual budget process.

     Other Information. Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

     Certain debt obligations held by the Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports $50 billion in goods representing nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

                                   MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                         Principal Occupations
Name, Age and Address      Position       During Past 5 Years
-----------------------  ------------  -------------------------

Jack S. Euphrat, 75      Director      Private Investor.
415 Walsh Road
Atherton, CA 94027

                                         Principal Occupations
Name, Age and Address      Position       During Past 5 Years
-----------------------  ------------  -------------------------
*R. Greg Feltus, 46      Director,     Executive Vice President
                         Chairman and  of Stephens Inc.; Manager
                         President     of Financial Services
                                       Group; President of
                                       Stephens
                                       Insurance Services
                                       Inc.; Senior Vice
                                       President of Stephens
                                       Sports Management
                                       Inc.; and President of
                                       Investor Brokerage
                                       Insurance Inc.

Thomas S. Goho, 55       Director      Associate Professor of
321 Beechcliff Court                   Finance of the School of
Winston-Salem, NC  27104               Business and Accounting
                                       at Wake Forest University
                                       since 1983.

Peter G. Gordon, 54          Director  Chairman and Co-Founder of Crystal
Crystal Geyser Water Co.               Geyser Water Company and President of
55 Francisco Street                    Crystal Geyser Roxane Water Company
San Francisco, CA  94133               since 1977.

Joseph N. Hankin, 57         Director  President, Westchester
75 Grasslands Road                     Community College since
Valhalla, N.Y.  10595                  1971; President of Hartford
                                       Junior College from 1967 to
                                       1971; Adjunct Professor of
                                       Columbia University
                                       Teachers College since 1976.

*W. Rodney Hughes, 71        Director  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

                                         Principal Occupations
Name, Age and Address      Position       During Past 5 Years
-----------------------  ------------  -------------------------
*J. Tucker Morse, 52         Director  Private Investor; Chairman of
10 Legrae Street                       Home Account Network, Inc.
Charleston, SC 29401                   Real Estate Developer;
                                       Chairman of Renaissance
                                       Properties Ltd.; President of
                                       Morse Investment Corporation;
                                       and Co-Managing Partner of
                                       Main Street Ventures.

Richard H. Blank, Jr., 41  Chief       Vice President of Stephens Inc.;
                           Operating   Director of Stephens Sports
                           Officer,    Management Inc.; and
                           Secretary   Director of Capo Inc.
                           and
                           Treasurer

                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------


                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
------------------------  ------------------------------------------  ------------------------------------
Jack S. Euphrat                         $25,750                                       $34,500
Director

R. Greg Feltus                          $     0                                       $     0
Director

Thomas S. Goho                          $25,750                                       $34,500
Director

Peter G. Gordon                         $24,250                                       $30,500
Director

Joseph N. Hankin                        $25,750                                       $34,500
Director

W. Rodney Hughes                        $25,250                                       $33,000
Director

Robert M. Joses                         $ 1,500                                       $ 4,000
Director


                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
------------------------  ------------------------------------------  ------------------------------------
J. Tucker Morse                         $22,250                                       $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in the Fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the Fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  The Fund is advised by Wells Fargo Bank pursuant to an
     ------------------
Advisory Contract. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund's portfolio. Wells Fargo is entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets for providing investment advisory services.

     The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940
Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     For the period begun May 5, 1997 and ended March 31, 1998 as indicated below, the Fund paid to Wells Fargo Bank the following for advisory fees, and waived the indicated amounts:

                                           Period Ended
                                             3/31/98
                                             -------

               Total                          Fees Paid                      Fees Waived
-----------------------------------  ---------------------------  ---------------------------------
            $1,762,602                        $177,771                       $1,584,831

     INVESTMENT SUB-ADVISOR.  Effective as of August 1, 1998 Wells Fargo Bank
     ----------------------
has engaged Wells Capital Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. The minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04% (prior to February 1, 1998, 0.04% and 0.02%), respectively, of the average daily net assets of the Fund.

     For the period beginning May 5, 1997 and ended March 31, 1998 as indicated below, the Fund paid to Wells Fargo Bank and Stephens the following dollar amounts after waivers for administration and co-administration fees:

                                          Year-Ended
                                           3/31/98
                                           -------

            Total                         Wells Fargo                       Stephens
------------------------------  -------------------------------  -------------------------------
           $91,088                         $ 61,029                         $30,059

     Sponsor and Distributor.  As discussed in the Fund's prospectus under the
     -----------------------
heading "Management and Servicing Fees," Stephens serves as the Fund's distributor.

     SHAREHOLDER SERVICING AGENT.  As discussed in the Fund's prospectus under
     ---------------------------
the heading "Shareholder Servicing Agent," the Fund has entered into shareholder servicing agreements with Wells Fargo Bank. See "Servicing Plan" in this SAI.

     For the period beginning May 5, 1997 and ended March 31, 1998 as indicated below, the dollar amount of shareholder servicing fees paid, after waivers, by the Fund to Wells Fargo Bank or its affiliates was as follows:

                             Period Ended
                               3/31/98
                               -------

                              $372,771

     CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank has
     -----------------------------------------------------
been retained to act as custodian and transfer and dividend disbursing agent for the Fund, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement for a fee calculated as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the Fund's average daily net assets.

     For the period begun May 5, 1997 and ended March 31, 1998, the Fund did not pay any fees for custody, transfer agency, dividend disbursing agency or portfolio accounting services.

     UNDERWRITING COMMISSIONS.  The Fund does not charge any front-end sales
     ------------------------
loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

     DEFENSIVE 12B-1 PLAN.  The Fund has entered into a "defensive" Distribution
     --------------------
Plan under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan reflects that, to the extent any fees paid pursuant to the servicing plan are deemed to be "primarily intended to result in the sale of shares" of the Fund, such fees are approved pursuant to the Plan. The Plan will not result in any separate payment of fees by the Fund.

                                 SERVICING PLAN

     As indicated in the prospectus, the Company's Board of Directors, adopted a Servicing Plan ("Servicing Plan") and related form of Shareholder Servicing Agreement on October 24, 1996, with respect to the Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

     Under the Servicing Plan and pursuant to the shareholder servicing agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.20% of the average daily net assets of the Fund's shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules.

     The Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

     The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

     The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

     The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

     Yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Effective yield and effective tax-equivalent yield for the Fund are calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

     The Fund's performance, calculated as described above for the indicated periods ended March 31, 1998 is as follows:

                                                                       7 Day                 30 Day
                                            7 Day Effective        Tax-Equivalent        Tax-Equivalent
   7 Day Yield          30 Day Yield             Yield                 Yield                 Yield
------------------  --------------------  --------------------  --------------------  --------------------
      3.20%                 2.89%                3.25%                 5.93%                 5.28%

     The yield for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     Yield information for the Fund may be useful in reviewing the performance of Fund shares and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual Fund on overall performance or other criteria.
The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund also may be compared to that of other mutual Fund having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual Fund. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a
                                       ----
Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Fund, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Fund's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Fund account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic

Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of Shares."

     Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

     Net asset value per Fund share is determined by the Custodian on each Business Day at 9:00 a.m. Pacific time.

     As indicated under "Investing In The Fund -- Share Price" in the Prospectus, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that Wells Fargo Bank is open. Currently the holidays observed by Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     The Fund may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the investment adviser to the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     SECURITIES OF REGULAR BROKER/DEALERS.  As of the date of this SAI, the Fund
     ------------------------------------
owned no securities of its "regular brokers or dealers" or their parents, as defined in the Act.

     PORTFOLIO TURNOVER.  Because the Fund's portfolio consists of securities
     ------------------
with relatively short-term maturities, the Fund can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of the Fund describe generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.


     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------

income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

General

     The Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In general, exempt-interest dividends will be exempt from Federal income taxation in the hands of the Fund's shareholders. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the Fund will notify its respective shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

     In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Distributions other than exempt-interest dividends, including distributions of interest in municipal securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax unless specifically exempted by statute.

     Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs (including Education IRAs, Spousal IRAs and Roth
IRAs) since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the Stagecoach Family of funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

     The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     In situations where voting by series is required by law or where the matter involved only affects one series, shares of the Fund will be voted by series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of
(i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each Fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a fund are entitled to receive the assets attributable to the fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Service Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------



                                                                                     CLASS; TYPE             PERCENTAGE
Fund                                               Name and Address                  of Ownership             of Class
-------------------------------------  ----------------------------------------  --------------------  ----------------------
California Tax-Free Money Market       VIRG & Co.                                Record                        95.92%
 Trust                                 Attn: MF Dept A88-4                       Holder
                                       POB 9800
                                       Calabasas, CA 91372-0800

                                     OTHER

     The Registration Statement, including the Prospectus of the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of the Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the fiscal period ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 10, 1998. The Company's annual report may be obtained by calling 1-800-260-5969.

                                  SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

     Moody's:  The four highest ratings for corporate and municipal bonds are
     -------
"Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

     Moody's:  The highest ratings for state and municipal short-term
     -------
obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P:  The "SP-1" rating reflects a "very strong or strong capacity to pay
     ---
principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

     Moody's:  The highest rating for corporate and municipal commercial paper
     -------
is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate and municipal commercial paper
     ---
indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

     S&P:  The two highest ratings for corporate notes are "SP-1" and "SP-2."
     ---
The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.

                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated August 1, 1998

                      NATIONAL TAX-FREE MONEY MARKET TRUST

                -------------------------------------------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about shares offered in a fund of the Stagecoach Family of Funds -- NATIONAL TAX-FREE MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus also dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or by writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                       __________________________________

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Investment Restrictions...............................................   1

Additional Permitted Investment Activities............................   3

Management............................................................   7

Performance Calculations..............................................  13

Determination of Net Asset Value......................................  17

Additional Purchase and Redemption Information........................  18

Portfolio Transactions................................................  19

Fund Expenses.........................................................  21

Federal Income Taxes..................................................  21

Capital Stock.........................................................  27

Other.................................................................  29

Counsel...............................................................  29

Independent Auditors..................................................  29

Financial Information.................................................  30

Appendix..............................................................  A-1

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.  In addition to the investment limitations
     -------------------------------
disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed only by a vote of the holders of a majority of the outstanding shares of the Fund (as defined in "Other Information").

     The Fund may not:
     ----------------

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

     In addition, the Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, however, the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Floating and Variable-Rate Obligations.  The Fund may purchase floating-
     --------------------------------------
and variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations.  The Fund may invest up to 25% of its assets in high-
     -------------------
quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Illiquid Securities.  The Fund may invest in securities not registered
     -------------------
under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its net assets in illiquid securities.

     Letters of Credit.  Certain of the debt obligations, certificates of
     -----------------
participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

     Municipal Bonds.  The Fund may invest in municipal bonds.  As discussed in
     ---------------
the Fund's Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain Fund for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining Fund for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain Fund to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Notes.  Municipal notes include, but are not limited to, tax
     ---------------
anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs.  An uncertainty in a municipal issuer's capacity to raise taxes as a
     ----
result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs.  The ability of a municipal issuer to meet its obligations on its
     ----
BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs.  A decline in the receipt of certain revenues, such as anticipated
     ----
revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Other Investment Companies.  The Fund may invest in shares of other open-
     --------------------------
end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.

     Repurchase Agreements.  The Fund may engage in a repurchase agreement with
     ---------------------
respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the

Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

     Reverse Repurchase Agreements.  The Fund may borrow funds for temporary
     -----------------------------
purposes by entering into reverse repurchase agreements with financial institutions such as banks and broker-dealers in accordance with the investment limitations described in the Prospectus. Pursuant to such an agreement, the Fund would sell portfolio securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-quality debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

     Short-Term Trading.  The Fund may attempt to increase yields by trading to
     ------------------
take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Unrated and Downgraded Investments.  The Fund may purchase instruments that
     ----------------------------------
are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The

Fund may purchase unrated instruments only if they are purchased in accordance with the procedures of the Fund adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, provided that when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations.  The Fund may invest in obligations issued or
     ---------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ----------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geiser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133
(as of 1/1/98)

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                       University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer

                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                                            Total Compensation
                                                     Aggregate Compensation                 from Registrant and
   Name and Position                                    from Registrant                   Wells Fargo Fund Complex
   -----------------                                 ----------------------               ------------------------
Jack S. Euphrat                                              $25,750                               $34,500
Director

R. Greg Feltus                                               $     0                               $     0
Director

Thomas S. Goho                                               $25,750                               $34,500
Director

Peter G. Gordon                                              $24,250                               $30,500
Director

Joseph N. Hankin                                             $25,750                               $34,500
Director

W. Rodney Hughes                                             $25,250                               $33,000
Director

Robert M. Joses                                              $ 1,500                               $ 4,000
Director

J. Tucker Morse                                              $22,250                               $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the Fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  The Fund is advised by Wells Fargo Bank pursuant to an
     ------------------
advisory contract under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of the Fund, the Company's Board of Directors approved the advisory contract with Wells Fargo Bank for an initial two-year period. Pursuant to the advisory contract, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

     Wells Fargo Bank has agreed to provide to the Fund, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturity of the Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25%.

     The Fund commenced operations on November 10, 1997. For the period from November 10, 1997 through March 31, 1998 as indicated below, the Fund paid to Wells Fargo Bank the following advisory fees, without waivers:

                                     Period Ended
                                        3/31/98
                                     ------------
                    Total             Fees Paid                   Fees Waived
                   --------           ---------                   -----------
                   $216,969            $113,030                     $103,939

     Investment Sub-Advisor.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     For the period from November 10, 1997 to March 31, 1998 as indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                      Period Ended
                                         3/31/98
                                      ------------
           Total                       Wells Fargo                  Stephens
           -----                       -----------                  --------
          $52,520                       $ 35,188                     $17,332

     DISTRIBUTOR.  Stephens serves as the Fund's distributor.  Stephens receives
     -----------
no compensation from the Fund for distribution services.

     DEFENSIVE 12B-1 PLAN.  The Fund has entered into a "defensive" Distribution
     --------------------
Plan under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan reflects that, to the extent any fees paid pursuant to the servicing plan are deemed to be "primarily intended to result in the sale of shares" of the Fund, such fees are approved pursuant to the Plan. The Plan will not result in any separate payment of fees by the Fund.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ---------------------------
has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for the Customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to receive a fee from the Fund, not to exceed 0.20% on an annualized basis, of the average daily net assets of the shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

     For the period begun November 10, 1997 and ended March 31, 1998, all shareholder servicing fees payable to Wells Fargo Bank or its affiliates pursuant to the Plan were waived.

     General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors. The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank has been retained to act as custodian for the
     ---------
Fund, pursuant to a Custody Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the period beginning November 10, 1997 and ended March 31, 1998, Wells Fargo Bank waived all fees payable by the Fund for custody services.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank has been retained
     --------------------------------------
to act as transfer and dividend disbursing agent for the Fund, pursuant to an Agency Agreement with the Company on behalf of the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the Fund's average daily net assets.

     For the period beginning November 10, 1997 and ended March 31, 1998, Wells Fargo Bank waived all transfer and dividend disbursing agency fees payable to it by the Fund.

     UNDERWRITING COMMISSIONS.  The Fund does not charge any front-end sales
     ------------------------
loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

     The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

     The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

     "Yield" for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     "Effective Yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

             Yield For The Applicable Period Ended March 31, 1998/1/
             -----------------------------------------------------

        Seven-Day Yield                          Seven-Day Effective Yield
        ---------------                          -------------------------
             3.37%                                          3.42%

____________________________
/1/ The Fund does not assess sales charges.

     Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

     Quotations of yield reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield varies based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

     In connection with communicating its yields to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may disclose in sales literature, the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories.

     The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares."

     Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Net asset value per share for the Fund is determined as of 12:00 noon Pacific time on each Business Day (defined below).

     The Fund's instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Fund shares computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that Wells Fargo Bank is open. Currently the holidays observed by Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     The Fund may purchase certain obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Fund's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the advisory contracts, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Brokerage Commissions.  Subject to the general supervision and approval of
     ---------------------
the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments.

Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

     Securities of Regular Broker Dealers.  The Fund may from time to time
     ------------------------------------
purchase securities issued by its regular broker/dealers. As of March 31, 1998, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

     Portfolio Turnover Rate.  The portfolio turnover rate is not a limiting
     -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Because the Fund's portfolio consists of securities with relatively short-term maturities, it can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of the Fund describe generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Fund are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Special Tax Considerations
     --------------------------

General

     The Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the National Tax-Free Money Market Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In general, exempt-interest dividends will be exempt from Federal income taxation in the hands of the National Tax-Free Money Market Fund's shareholders. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the National Tax-Free Money Market Fund will notify its respective shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the National Tax-Free Money Market Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

     In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the National Tax-Free Money Market Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the National Tax-Free Money Market Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the National Tax-Free Money Market Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the National Tax-Free Money Market Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Distributions other than exempt-interest dividends, including distributions of interest in municipal securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax unless specifically exempted by statute.

     Shares of the National Tax-Free Money Market Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs (including Education IRAs, Spousal IRAs and Roth IRAs) since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund.

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under Federal income tax laws.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management."

     The Fund is one of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     Voting.  On any matter submitted to a vote of shareholders, all shares then
     ------
entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the Fund shares represented at a meeting if the holders of more than 50% of the outstanding Fund shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     A Fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JUNE 30, 1998
                       --------------------------------

Name and Address             Type of Ownership      Percentage of Fund
----------------             -----------------      ------------------
Virg & Co.                   Record Holder                 100%
Attn: MF Dept. A88-4
P.O. Box 9800
Mutual Funds MAC-9139-027
Calabasas, CA  91372-0800

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.

                                     OTHER

     This Registration Statement, including the prospectus for the fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's
Prospectus.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and audited financial statements for the period ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 10, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 1, 1998

                      NATIONAL TAX-FREE MONEY MARKET FUND
                            PRIME MONEY MARKET FUND
                        TREASURY PLUS MONEY MARKET FUND

                              INSTITUTIONAL CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company." This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the NATIONAL TAX-FREE MONEY MARKET, PRIME MONEY MARKET and TREASURY PLUS MONEY MARKET FUNDS. The word "Mutual" was removed from the name of each of the Company's money market funds. This SAI relates to the Institutional Class shares of each Fund.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Historical Fund Information.....................     1

Investment Restrictions.........................     1

Additional Permitted Investment Activities......     4

Risk Factors....................................    14

Management......................................    15

Performance Calculations........................    24

Determination of Net Asset Value................    29

Additional Purchase and Redemption Information..    31

Portfolio Transactions..........................    32

Fund Expenses...................................    33

Federal Income Taxes............................    34

Capital Stock...................................    39

Other...........................................    43

Counsel.........................................    43

Independent Auditors............................    43

Financial Information...........................    44

Appendix........................................   A-1

                          HISTORICAL FUND INFORMATION

     The National Tax-Free Money Market Fund was originally organized as a fund of the Company and commenced operations on April 2, 1996. The Institutional Class shares commenced operations on December 12, 1997.

     The Prime Money Market Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Fund. The word "Mutual" was dropped from the name of each of the Company's Money Markets as of August 1, 1998.

     The Treasury Plus Money Market Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Fund operated as a portfolio of the Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Fund. The word "Plus" was added to the Fund's name as of August 1, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The National Tax-Free Money Market Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies.

     With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The position of the staff of the U.S. Securities and Exchange Commission ("SEC") is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

     Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with Rule 2a-7's diversification requirements.

The Prime Money Market and Treasury Plus Money Market Funds may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Prime Money Market Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds, except the Treasury Plus Money Market Fund, may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds, except the Treasury Plus Money Market Fund, may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund, except the Treasury Plus Money Market Fund, may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 10% of its net assets in illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds (other than the Treasury Plus Money Market Fund) may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Prime Money Market Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The National Tax-Free Money Market and Prime Money Market Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Funds may not invest more than 20% of its respective assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Municipal Notes
     ---------------

     The National Tax-Free Money Market Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the National Tax-Free Money Market Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements. The Prime Money Market and Treasury Plus Money Market Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Taxable Investments
     -------------------

     The National Tax-Free Money Market Fund may make certain taxable investments. Pending the investment of proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of market conditions, the National Tax-Free Money Market Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (I) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC;

(iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the National Tax-Free Money Market Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's interestholders when, in the opinion of Wells Fargo Bank, as investment advisor, it is advisable to do so because of unusual market conditions.

     Unrated and Downgraded Investments
     ----------------------------------

     Each Fund, except the Treasury Plus Money Market Fund, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Plus Money Market Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Plus Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Plus Money Market and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Plus Money Market Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers and the Funds are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Plus Money Market Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above.
Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                        Principal Occupations
Name, Age and Address                       Position                    During Past 5 Years
---------------------                       --------                    -------------------
Jack S. Euphrat, 75                         Director                    Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                         Director,                   Executive Vice President of Stephens Inc.;
                                            Chairman and                President of Stephens Insurance Services Inc.;
                                            President                   Senior Vice President of Stephens Sports
                                                                        Management Inc.; and President of Investor
                                                                        Brokerage Insurance Inc.

Thomas S. Goho, 55                          Director                    Associate Professor of Finance of the School
321 Beechcliff Court                                                    of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                                University since 1982.

Peter G. Gordon, 54                         Director                    Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                                Water Company and President of Crystal Geyser
55 Francisco Street                                                     Roxane Water Company since 1977.
San Francisco, CA  94133
(As of 1/1/98)

Joseph N. Hankin 57                         Director                    President of Westchester Community College
75 Grasslands Road                                                      since 1971; Adjunct Professor of Columbia
Valhalla, NY 10595                                                      University

*W. Rodney Hughes, 71                       Director                    Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                        Director                    Private Investor; Chairman of Home Account
4 Beaufain Street                                                       Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                    of Renaissance Properties Ltd.; President of
                                                                        Morse Investment Corporation; and Co-Managing
                                                                        Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                   Chief Operating             Vice President of Stephens Inc.; Director of
                                            Officer,                    Stephens Sports Management Inc.; and Director
                                            Secretary and               of Capo Inc.
                                            Treasurer

                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
   -----------------                   ---------------                      ------------------------
    Jack S. Euphrat                      $    25,750                                 $   34,500
       Director

    R. Greg Feltus                       $         0                                 $        0
       Director

    Thomas S. Goho                       $    25,750                                 $   34,500
       Director

    Peter G. Gordon                      $    24,250                                 $   30,500
       Director

    Joseph N. Hankin                     $    25,750                                 $   34,500
       Director

    W. Rodney Hughes                     $    25,250                                 $   33,000
       Director

    Robert M. Joses                      $     1,500                                 $    4,000
       Director

    J. Tucker Morse                      $    25,250                                 $   33,000
       Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                         Annual Rate
Fund                                             (as percentage of net assets)
----                                             -----------------------------
National Tax-Free Money Market                                0.30%
Prime Money Market                                            0.25%
Treasury Plus Money Market                                    0.25%

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                Six-Month
                                            Year-Ended                         Period Ended
                                             3/31/98                             3/31/97
                                             -------                             -------
       Fund                         Fees Paid        Fees Waived        Fees Paid          Fees
       ----                         ---------        -----------        ---------          ----
                                                                                          Waived
                                                                                          ------
National Tax-Free Money Market         $   45,696        $  176,925        $   19,989    $      0
Prime Money Market                     $1,174,300        $3,028,364        $1,311,073    $568,969
Treasury Plus Money Market             $1,216,164        $3,368,585        $1,518,347    $751,971

     National Tax-Free Money Market Fund.  Prior to the Consolidation, the
     -----------------------------------
National Tax-Free Money Market Fund invested all of its assets in a corresponding Master Portfolio of Master

Investment Trust ("MIT") and did not retain an investment advisor. Wells Fargo Bank served as investment advisor to the Master Portfolio in which the Fund invested and was entitled to receive a monthly fee at the annual rate of 30% of the Master Portfolio's average daily net assets.

     For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the National Tax-Free Money Market Fund paid to Wells Fargo Bank $76,987 in advisory fees and $10,704 in advisory fees were waived during this period.

     Prime Money Market and Treasury Plus Money Market Funds.  The Pacifica
     -------------------------------------------------------
Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market and Treasury Plus Money Market Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Prime Money Market and Treasury Plus Money Market Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996, and ended September 30, 1996, the Funds paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

                                                Year Ended
                                                  9/30/96
                                                  -------
       Fund                            Fees Paid          Fees Waived
       ----                            ---------          -----------
Prime Money Market                     $1,845,269         $1,553,968
Treasury Plus Money Market             $2,442,922         $2,073,426

     For the period indicated below, the advisory fees paid to the former advisor by the predecessor portfolios of the Prime Money Market and Treasury Plus Money Market Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the advisor.

        Fund                              Year Ended
                                           9/30/95
                                           -------
Prime Money Market                       $  693,315
Treasury Plus Money Market               $1,160,424

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the

Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of each Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Funds to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by each Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02% of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the periods indicated below, the Funds paid the following dollar amount to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                   Year-Ended
                                                                     3/31/98
                                                                   ----------
      Fund                                        Total           Wells Fargo          Stephens
      ----                                        -----           -----------          --------
National Tax-Free Money Market                $   47,644             $ 31,921          $ 15,723
Prime Money Market                            $1,047,654             $701,928          $345,726
Treasury Plus Money Market                    $1,133,896             $759,710          $374,186

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                  Six-Month
                                                                 Period Ended
                                                                   3/31/97
                                                                   --------

      Fund                                        Total           Wells Fargo         Stephens
      ----                                        -----           -----------         --------
National Tax-Free Money Market                  $  3,744             $   749          $  2,995
Prime Money Market                              $400,123             $80,025          $320,098
Treasury Plus Money Market                      $483,198             $96,640          $386,558

     National Tax-Free Money Market Fund.  For the period begun April 2, 1996
     -----------------------------------
and ended September 30, 1996, Stephens served as sole Administrator to the National Tax-Free Money Market Fund, and received $731 in administration fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

     Prime Money Market and Treasury Plus Money Market Funds.  The Pacifica
     -------------------------------------------------------
Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market and Treasury Plus Money Market Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolios of the Prime Money Market and Treasury Plus Money Market Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

     The following table reflects the administration fees which the respective Administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30,

1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                           Year Ended
            Fund                            9/30/96
            ----                           ---------
Prime Money Market                        $1,230,872
Treasury Plus Money Market                $1,745,759

     During the fiscal year ended September 30, 1995, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Fund and the Treasury Plus Money Market Fund were as follows:

                                          Year Ended
     Fund                                   9/30/95
     ----                                  ---------
Prime Money Market                         $577,763
Treasury Plus Money Market                 $921,886

     DISTRIBUTOR.  Stephens (the "Distributor") located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Prime Money Market and Treasury Plus
     ---------------------------
Money Market Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. The National Tax-Free Money Market Fund has also entered into a Shareholder Servicing Agreement.
Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Prime Money Market and Treasury Plus Money Market Funds, not to exceed 0.25%, and from the National Tax-Free Money Market Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds (on behalf of the Institutional Class shares) to Wells Fargo Bank or its affiliates were as follows:

                                                                             Six-Month
                                                         Year Ended         Period Ended
     Fund                                                  3/31/98             9/30/97
     ----                                                  -------             -------
National Tax-Free Money Market                             $      0                N/A
Prime Money Market                                         $      0           $      0
Treasury Plus Money Market                                 $      0           $      0

     Prime Money Market and Treasury Plus Money Market Funds.  For the period
     -------------------------------------------------------
begun October 1, 1995 and ended September 5, 1996, and under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year ended March 31, 1998, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:

                Fund                                   Custody Fees
                ----                                  --------------
          National Tax-Free Money Market                  $  6,189
          Prime Money Market                              $280,730
          Treasury Plus Money Market                      $301,633

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of each Fund's average daily net assets of Institutional Class shares.

     For the year ended March 31, 1998, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to Class and after waivers, to Wells Fargo Bank:

        Fund                                           Transfer Agency Fees
        ----                                          ----------------------
National Tax-Free Money Market                               $      19,943
Prime Money Market                                           $     853,431
Treasury Plus Money Market                                   $   1,014,143

     Underwriting Commissions.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Institutional Class shares of the National Tax-Free Money Market Fund for periods prior to December 15, 1997, reflects the performance of the Fund's Class A shares, which commenced operations on April 2, 1996.

     Performance shown or advertised for the Institutional Class shares of the Prime Money Market and Treasury Plus Money Market Funds for periods prior to September 6, 1996, reflects the performance of the Institutional Class shares of the Pacifica predecessor portfolio, and for periods prior to August 11, 1995, reflects the performance of the Service Class shares of the corresponding Pacifica predecessor portfolio.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended March 31,
     1998
     --------------------------------------------------------------------

          Institutional                                          Five          Three          One
              Class                           Inception          Year           Year          Year
             -------                          ---------          ----           ----          ----
National Tax-Free Money Market                  2.92%              N/A           N/A          2.94%
Prime Money Market                              7.22%            4.81%         5.51%          5.58%
Treasury Plus Money Market                      5.71%            4.67%         5.35%          5.41%

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31 1998
     ---------------------------------------------------------------------

         Institutional                                          Five          Three
             Class                           Inception          Year           Year
            -------                          ---------          ----           ----
National Tax-Free Money Market                 5.92%            N/A             N/A
Prime Money Market                           227.27%          26.48%         17.47%
Treasury Plus Money Market                    99.85%          25.61%         18.93%

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                               1 - p
                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

             Yield for the Applicable Period Ended March 31, 1998
             ----------------------------------------------------

                                                  Seven-Day        Seven-Day                            Thirty-Day
                                   Seven-Day      Effective     Tax-Equivalent       Thirty-Day       Tax-Equivalent
       Fund                          Yield          Yield           Yield/1/           Yield             Yield/1/
       ----                          -----          -----           -------            -----             --------
National Tax-Free Money
   Market                            3.13%          3.18%             4.35%            2.97%                4.13%
Prime Money Market                   5.54%          5.70%             N/A              5.46%                N/A
Treasury Plus Money Market           5.33%          5.48%             N/A              5.30%                N/A

____________________

/1/  Based on a federal income tax rate of 28.00%.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share of the Prime Money Market Fund is determined as of 12:00 noon (Pacific time) on each day the Fund is open for business. Net asset value per share of the National Tax-Free Money Market Fund is determined as of 9:00 a.m. (Pacific time) on each day the Fund is open for business. Net asset value per share of the Treasury Plus Money Market Fund is determined as of 2:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day Wells Fargo Bank is open for business (a "Business Day"). Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next business day.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the past three years ended March 31, 1998.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

Fund                                  Broker/Dealers                      Amount
----                                  --------------                      ------
National Tax-Free Money               None                                None
   Market Fund

Prime Money Market                    Goldman Sachs & Co.                 $270,904,000
                                      J.P. Morgan                         $140,088,599
                                      Merrill Lynch                       $ 74,117,500
                                      Morgan Stanley                      $164,688,217

Treasury Plus Money Market            Goldman Sachs & Co.                 $ 64,665,000
   Fund                               HSBC Securities                     $310,024,000
                                      J.P. Morgan                         $215,434,000
                                      Morgan Stanley                      $389,735,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.



     Other Distributions.  For Federal income tax purposes, a Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Special Tax Considerations for National Tax-Free Money Market Fund
     ------------------------------------------------------------------

General

     The National Tax-Free Money Market Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the National Tax-Free Money Market Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In general, exempt-interest dividends will be exempt from Federal income taxation in the hands of the National Tax-Free Money Market Fund's shareholders. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the National Tax-Free Money Market Fund will notify its respective shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the National Tax-Free Money Market Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

     In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the National Tax-Free Money Market Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the National Tax-Free Money Market Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the National Tax-Free Money Market Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the National Tax-Free Money Market Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Distributions other than exempt-interest dividends, including distributions of interest in municipal securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax unless specifically exempted by statute.

     Shares of the National Tax-Free Money Market Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs (including Education IRAs, Spousal IRAs and Roth IRAs) since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund.

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under Federal income tax laws.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class shares of each Fund or 5% or more of the voting securities of each Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------

                                                                  CLASS; TYPE                   PERCENTAGE    PERCENTAGE
FUND                     NAME AND ADDRESS                         OF OWNERSHIP                  OF CLASS      OF PORTFOLIO
----                     ----------------                         ------------                  ----------    ------------
NATIONAL TAX-FREE        Wells Fargo Bank                         Class A                         86.40%         29.14%
MONEY MARKET MUTUAL      FBO Money Market Checking Omnibus Acct.  Beneficially Owned
FUND                     P.O. Box 7066
                         San Francisco, CA  94120

                                                                  CLASS; TYPE                   PERCENTAGE    PERCENTAGE
Fund                     Name and Address                         of Ownership                  of Class      of Portfolio
----                     ----------------                         ------------                  ----------    ------------
PRIME MONEY MARKET       Wells Fargo Bank                         Institutional Class              6.00%          N/A
MUTUAL FUND              Attn: Investment Sweep T-15              Record Holder
                         1300 S.W. Fifth Avenue
                         Portland, OR  97201-5688

                         Virg & Co.                               Institutional Class             42.04%          8.87%
                         Attn: MF Dept. A88-4                     Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Hare & Co.                               Institutional Class             13.55%          N/A
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Virg. & Co.                              Class A                         28.31%          6.03%
                         Attn: MF Dept. A88-4                     Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Hare & Co.                               Class A                         44.30%          9.43%
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Dean Witter Reynolds                                                     24.38%          5.19%
                         FBO Wells Fargo Securities
                         5 World Trade Center, 6th Floor
                         New York, NY  10048

                         Virg & Co.                               Service Class                   30.28%          5.08%
                         Attn: MF Dept. A88-4                     Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Hare & Co                                Service Class                   48.58%          8.15%
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

TREASURY PLUS MONEY      Wells Fargo Bank                         Institutional Class             35.57%          8.29%
MARKET FUND              Attn: Investment Sweep T-15              Record Holder
                         1300 S.W. Fifth Avenue
                         Portland, OR  97201-5688

                         VIRG & Co.                               Institutional Class             28.57%          6.65%
                         Attn: MF Dept. ABB-4                     Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Castle Tower Holding Corporation         Institutional Class              8.93%          N/A
                         510 Bering Drive, STE 310                Record Holder
                         Houston, TX  77057

                                                                  CLASS; TYPE                   PERCENTAGE    PERCENTAGE
Fund                     Name and Address                         of Ownership                  of Class      of Portfolio
----                     ----------------                         ------------                  ----------    ------------
                         Hare & Co                                Institutional Class              8.49%          N/A
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Virg & Co.                               Class A                         29.50%          5.66%
                         Attn: MF Dept. A88-4                     Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Hare & Co.                               Class A                          5.28%          N/A
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                         Dean Witter Reynolds                     Class A                         15.09%          N/A
                         FBO Wells Fargo Securities Inc.          Record Holder
                         5 World Trade Center, 6th Floor
                         New York, NY  10048

                         WFB-Wholesale Sweep                      Class A                         45.09%          8.65%
                         3440 Walnut Avenue, Building B           Record Holder
                         Attn:  Mimi Johnson MAC 0247-018
                         Fremont, CA  94538-2210

                         Hare & Co                                Class E                        100.00%         35.93%
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Wells Fargo Bank, TTEE                   Service Class                    9.08%          N/A
                         FBO Choicemaster                         Record Holder
                         Attn:  Mutual Funds
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Virg & Co.                               Service Class                   20.05%          N/A
                         Attn: MF Dept. A88-4                     Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Hare & Co                                Service Class                   50.98%          7.52%
                         Bank of New York                         Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Wells Fargo Bank Agent FBO               Administrative Class            19.96%          N/A
                         Orlandi #143242                          Record Holder
                         Mutual Funds #0187-112 AU #6971
                         201 3rd Street, 11th Floor
                         San Francisco, CA  94163

                         Wells Fargo Bank Agent For               Administrative Class             5.38%          N/A
                         Interlink Computer Science 146952        Record Holder
                         c/o SSP MAC 0187-112
                         201 3rd Street, 11th Floor
                         San Francisco, CA  94163

                                                                  CLASS; TYPE                   PERCENTAGE    PERCENTAGE
Fund                     Name and Address                         of Ownership                  of Class      of Portfolio
----                     ----------------                         ------------                  ----------    ------------
                         EKOS Corporation                         Administrative Class             6.57%          N/A
                         22122 20th Avenue S.E., Suite 148        Record Holder
                         Bothell, WA  98021

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditor's reports for the Fund as of and for the year ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

     S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated August 1, 1998

                              MONEY MARKET TRUST
          ----------------------------------------------------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund of the Stagecoach Family of Funds -- MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus also dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or by writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                      __________________________________

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Historical Fund Information.............................................    1

Investment Restrictions.................................................    1

Additional Permitted Investment Activities..............................    3

Management..............................................................    7

Performance Calculations................................................   16

Determination of Net Asset Value........................................   20

Additional Purchase and Redemption Information..........................   22

Portfolio Transactions..................................................   22

Fund Expenses...........................................................   24

Federal Income Taxes....................................................   25

Capital Stock...........................................................   29

Other...................................................................   31

Counsel.................................................................   31

Independent Auditors....................................................   31

Financial Information...................................................   32

Appendix................................................................  A-1

                          HISTORICAL FUND INFORMATION

     Prior to the Reorganization (defined below), the Fund was an investment portfolio (the "Predecessor Portfolio") of the predecessor company, Pacifica Funds Trust ("Pacifica"), an open-end management investment company. Pacifica was organized on July 17, 1984 under the name "Fund Source." Pacifica changed its name to "Pacifica Funds Trust" on February 9, 1993. The Fund originally commenced operations on September 17, 1990 as a separate investment portfolio of Westcore Trust called the "Prime Money Market Fund." On October 1, 1995, the Fund was reorganized as a portfolio of Pacifica.

     On April 25, 1996, the Agreement and Plan of Reorganization and the creation of the Predecessor Portfolio as a new fund of the Company were approved by the Company's Board of Directors. On May 17, 1996, the Reorganization was approved by Pacifica's Board of Trustees. The Reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Predecessor Portfolio of Pacifica was reorganized as the Company's Money Market Trust.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.  In addition to the investment limitations
     --------------------------------
disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed only by a vote of the holders of a majority of the outstanding shares of the Fund (as defined in "Other Information").

     The Fund may not:
     ----------------

     (1) Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

     (2) Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies which invest in real estate or interests therein.

     (3) Purchase securities on margin, make short sales of securities or maintain a short position.

     (4)  Underwrite the securities of other issuers.

     (5) Purchase or sell commodity contracts (including futures contracts), or invest in oil, gas or mineral exploration or development programs.

     (6) Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

     (7)  Write or purchase put or call options.

     The Fund is not permitted to engage in securities lending in accordance with a fundamental policy prohibiting loans as described in the prospectus. In the event that this fundamental policy is changed, the Fund has a nonfundamental operating policy to engage in securities lending only in compliance with the requirements and limitations of the Securities and Exchange Commission (the "SEC").

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, however, the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

     General.  The assets of the Fund consist only of obligations maturing
     -------
within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days.

     The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Prospectus.

     Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

     Subject to the general supervision and approval of the Board of Directors, the Adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

     Floating and Variable-Rate Obligations.  The Fund may purchase floating-
     --------------------------------------
and variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions.  The Fund may purchase securities on a when-issued or forward
------------
commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

     Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating
                                                           - -
when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Foreign Obligations.  The Fund may invest up to 25% of its assets in high-
     -------------------
quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Illiquid Securities.  The Fund may invest in securities not registered
     -------------------
under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its net assets in illiquid securities.

     Letters of Credit.  Certain of the debt obligations, certificates of
     -----------------
participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

     Other Investment Companies.  The Fund may invest in shares of other open-
     --------------------------
end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund also may purchase shares of exchange-listed, closed-end funds.

     Repurchase Agreements.  The Fund may engage in a repurchase agreement with
     ---------------------
respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

     Reverse Repurchase Agreements.  The Fund may borrow funds for temporary
     -----------------------------
purposes by entering into reverse repurchase agreements with financial institutions such as banks and broker-dealers in accordance with the investment limitations described in the Prospectus. Pursuant to such an agreement, the Fund would sell portfolio securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-quality debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

     Rule 144A.  It is possible that unregistered securities purchased by the
     ---------
Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     Short-Term Trading.  The Fund may attempt to increase yields by trading to
     ------------------
take advantage of short-term market variations. This policy could result in high portfolio turnover but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     U.S. Government Obligations.  The Fund may invest in obligations issued or
     ---------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                    Principal Occupations
Name, Age and Address          Position             During Past 5 Years
---------------------          --------             -------------------
Jack S. Euphrat, 75            Director             Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46            Director,            Executive Vice President
                               Chairman and         of Stephens Inc.; President
                               President            of Stephens Insurance
                                                    Services Inc.; Senior Vice
                                                    President of Stephens Sports
                                                    Management Inc.; and
                                                    President of Investor
                                                    Brokerage Insurance Inc.

Thomas S. Goho, 55             Director             Associate Professor of
321 Beechcliff Court                                Finance of the School of
Winston-Salem, NC  27104                            Business and Accounting at
                                                    Wake Forest University since
                                                    1982.

Peter G. Gordon, 54            Director             Chairman and Co-Founder of
Crystal Geiser Water Co.                            Crystal Geyser Water Company
55 Francisco Street                                 and President of Crystal
San Francisco, CA  94133                            Geyser Roxane Water Company
(as of 1/1/98)                                      since 1977.

Joseph N. Hankin, 57           Director             President of Westchester
75 Grasslands Road                                  Community College since
Valhalla, N.Y. 10595                                1971; Adjunct Professor of
                                                    Columbia University Teachers
                                                    College since 1976.

*W. Rodney Hughes, 71          Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53           Director             Private Investor; Chairman
4 Beaufain Street                                   of Home Account Network,
Charleston, SC 29401                                Inc. Real Estate Developer;
                                                    Chairman of Renaissance
                                                    Properties Ltd.; President
                                                    of Morse Investment
                                                    Corporation; and Co-Managing
                                                    Partner of Main Street
                                                    Ventures.

Richard H. Blank, Jr., 41      Chief Operating      Vice President of Stephens
                               Officer,             Inc.; Director of Stephens
                               Secretary and        Sports Management Inc.; and
                               Treasurer            Director of Capo Inc.

                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                           Total Compensation
                           Aggregate Compensation         from Registrant and
   Name and Position          from Registrant           Wells Fargo Fund Complex
   -----------------          ---------------           ------------------------
Jack S. Euphrat                   $25,750                       $34,500
Director

R. Greg Feltus                    $     0                       $     0
Director

Thomas S. Goho                    $25,750                       $34,500
Director

Peter G. Gordon                   $24,250                       $30,500
Director

Joseph N. Hankin                  $25,750                       $34,500
Director

W. Rodney Hughes                  $25,250                       $33,000
Director

Robert M. Joses                   $ 1,500                       $ 4,000
Director

J. Tucker Morse                   $22,250                       $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the Fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER.  The Fund is advised by Wells Fargo Bank pursuant to an
     -------------------
advisory contract under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of the Fund, the Company's Board of Directors approved the advisory contract with Wells Fargo Bank for an initial two-year period. Pursuant to the advisory contract, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

     Wells Fargo Bank has agreed to provide to the Fund, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturity of the Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25%.

     For the period indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                  Year Ended
                                   3/31/98
                                  ----------

                       Fees Paid             Fees Waived
                       ---------             -----------
                       $338,449              $1,356,100

     Prior to the Reorganization, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Predecessor Portfolios of Pacifica. As of the date of the Reorganization (September 6, 1996), Wells Fargo Bank became the adviser to the Fund. For the periods indicated below, the Fund paid to FICM, WFIM and Wells Fargo Bank, the advisory fees indicated below and the indicated amount was waived:

         Six Months Ended 3/31/97                 Year Ended 9/30/96/1/
         ------------------------                 ---------------------

      Fees Paid          Fees Waived        Fees Paid              Fees Waived
      ---------          -----------        ---------              -----------
         $-0-             $1,044,401         $151,546               $2,021,955

_______________

/1/ For the period begun October 1, 1995 and ended March 31, 1996 the Predecessor Portfolio paid advisory fees to FICM, for the period begun April 1, 1996 and ended September 5, 1996 the Predecessor Portfolio paid advisory fees to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank, and each such investment adviser waived varying amounts of such fees. The advisory fees did not change from investment adviser to investment adviser during the year ended September 30, 1996, and were as follows: computed daily and paid monthly, at an annual rate of 0.30% of the first $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

          The advisory contract continues in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

          Prior to October 1, 1995, First Interstate of Oregon, N.A. (the "Predecessor Adviser") served as the investment adviser to the Fund. For the four-month period ended September 30, 1995 and the fiscal year ended May 31, 1995, the Predecessor Adviser was entitled to receive and waived or reimbursed advisory fees paid by the Fund as follows:

Investment Advisory Fees
------------------------
                                               Fees Waived and
Fiscal Period                Fees Earned     Expenses Reimbursed
-------------                -----------     -------------------
Four-Month Period Ended
September 30, 1995            $  662,983           $  662,983

Year Ended May 31, 1995       $1,932,733           $2,120,794

          The advisory contracts and administration agreement for the Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the applicable advisory contract and the administration agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the advisory contract and the administration agreement, respectively, for the Fund for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The advisory contracts and the administration agreement for the Fund further provide that the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. Currently, California is the only state imposing limitations on Fund expenses. Those expense limitations are 2-1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of the Fund's remaining average net assets.

     Expenses incurred in the organization and operation of the Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Directors, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of Company existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, and extraordinary expenses, are borne by the Fund.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Prior to September 6, 1996, the administrator of the Pacifica Predecessor Portfolio (Furman Selz LLC) provided management and administration services necessary for the operation of such Portfolio, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Predecessor Portfolio. For the periods from September 6, 1996 to September 30, 1996 and October 1, to February 1, 1997, Stephens served as sole administrator to the Fund and performed substantially the same services now provided by Stephens and Wells Fargo Bank, and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                  Year-Ended
                                    3/31/98
                                  ----------
       Total                      Wells Fargo                  Stephens
       -----                      -----------                  --------
     $157,263                       $105,366                    $51,897

     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                        Six-Month Period Ended 3/31/97
                        ------------------------------
       Total                      Wells Fargo                  Stephens
       -----                      -----------                  --------
      $217,710                       $43,542                   $174,168

     The net administration fee (after waivers) paid to Furman Selz LLC and Stephens during the year ended September 30, 1996, was $715,853.

     Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as the administrator to the Fund. For the four-month period ended September 30, 1995 and the fiscal year ended May 31, 1995, ALPS received administration fees from the Fund as follows:

   Four-Month Period Ended             Year Ended
       Sept. 30, 1995                 May 31, 1995
       --------------                 ------------
          $132,597                       $387,803

     DISTRIBUTOR.  As discussed in the Fund's prospectus under the heading
     -----------
"Management and Servicing Fees," Stephens serves as the Fund's distributor.

     Prior to September 6, 1996, Pacifica had retained Pacifica Funds Distributor, Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provided that the distributor was not entitled to any payments from the Fund for its distribution services.

     Prior to October 1, 1995, ALPS served as distributor for the Fund. ALPS was not entitled to any compensation for its services as distributor.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ---------------------------
has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for the Customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to receive a fee from the Fund, not to exceed 0.20% on an annualized basis, of the average daily net assets of the shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

     For the year-ended March 31, 1998, the Fund paid $658,406 in shareholder servicing fees to Wells Fargo Bank or its affiliates pursuant to the Plan.

     For the six-month period ended March 31, 1997, the Fund paid $535,144 in shareholder servicing fees to Wells Fargo Bank or its affiliates pursuant to the Plan.

     For the year ended September 30, 1996, the Fund paid no shareholder servicing fees to First Interstate Bancorp or Wells Fargo Bank or its affiliates pursuant to the Plan.

     GENERAL.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors. The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank has been retained to act as custodian for the
     ---------
Fund, pursuant to a Custody Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     Prior to April 1, 1996, FICAL acted as custodian of the Predecessor Portfolio, but played no role in making decisions as to the purchase or sale of portfolio securities for the Predecessor Portfolio. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.02% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion, as well as certain transaction charges.

     For the year-ended March 31, 1998, the Fund paid no custody fees to Wells Fargo Bank.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank has been retained
     --------------------------------------
to act as transfer and dividend disbursing agent for the Fund, pursuant to an Agency Agreement with the Company on behalf of the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the Fund's average daily net assets. Prior to February 1, 1997, under the prior agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets, and reimbursement for any reasonable out-of-pocket expenses. Prior to the Reorganization, Furman Selz acted as transfer agent for the Predecessor Portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     For the year-ended March 31, 1998, the Fund paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.

     UNDERWRITING COMMISSIONS.  The Fund does not charge any front-end sales
     ------------------------
loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

     The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

     The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

     "Yield" for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     "Effective Yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

             Yield For The Applicable Period Ended March 31, 1998/1/
             -------------------------------------------------------

        Seven-Day Yield                           Seven-Day Effective Yield
        ---------------                           -------------------------
            5.47%                                            5.62%

_________________

1 The Fund does not assess sales charges.

     Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

     Quotations of yield reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield varies based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

     In connection with communicating its yields to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

     The performance of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;

(iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may disclose in sales literature, the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories.

     The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of

August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares."

     Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Net asset value per share for the Fund is determined as of 12:00 noon Pacific time on each Business Day.

     The Fund's instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Fund shares computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that Wells Fargo Bank is open. Currently the holidays observed by Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the

Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     The Fund may purchase certain obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Fund's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the advisory contracts, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Brokerage Commissions.  Subject to the general supervision and approval of
     ---------------------
the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

     The Fund and the Predecessor Portfolio did not pay any brokerage commissions during the past three years, because all of their portfolio transactions occurred in the over-the-counter market.

     Securities of Regular Broker Dealers.  The Fund may from time to time
     ------------------------------------
purchase securities issued by its regular broker/dealers. As of March 31, 1998, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

          REGULAR BROKER/DEALER             AMOUNT
          ---------------------             ------
          Goldman Sachs & Co.               $103,764,000

          J P Morgan Securities Inc.        $ 80,175,000

          Morgan Stanley & Co.              $ 20,000,000

     Portfolio Turnover Rate.  The portfolio turnover rate is not a limiting
     -----------------------
factor when Wells Fargo Bank deems portfolio changes appropriate. Because the Fund's portfolio consists of securities with relatively short-term maturities, it can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is

20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund and Management."

     The Fund is one of the Stagecoach Family of funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     Pacifica was a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, consisting of series of separately managed portfolios. The capitalization of Pacifica consisted solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

     Voting.  On any matter submitted to a vote of shareholders, all shares then
     -------
entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the Fund shares represented at a meeting if the holders of more than 50% of the outstanding Fund shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     The fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------

Name and Address                 Type of Ownership       Percentage of Fund
----------------------------   ---------------------    --------------------
Virg & Co.                         Record Holder              97.84%
Attn: MF Dept. A88-4
P.O. Box 9800
Mutual Funds MAC-9139-027
Calabasas, CA  91302

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.

                                     OTHER

     This Registration Statement, including the prospectus for the fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


     The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 10, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.

                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated August 1, 1998

                               EQUITY INDEX FUND

                              CLASS A AND CLASS B

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds (the "Fund") -- the EQUITY INDEX FUND. This SAI relates to the Class A and Class B shares of the Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA
94120-7066.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Historical Fund Information..............................................    1

Investment Restrictions..................................................    1

Additional Permitted Investment Activities...............................    3

Risk Factors.............................................................   15

Management...............................................................   17

Performance Calculations.................................................   27

Determination of Net Asset Value.........................................   32

Additional Purchase and Redemption Information...........................   33

Portfolio Transactions...................................................   34

Fund Expenses............................................................   35

Federal Income Taxes.....................................................   36

Capital Stock............................................................   42

Other....................................................................   43

Counsel..................................................................   44

Independent Auditors.....................................................   44

Financial Information....................................................   44

Appendix.................................................................  A-1

                          HISTORICAL FUND INFORMATION

     The Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984. During the period from April 28, 1996 to December 12, 1997, the Fund invested all of its assets in a Master Portfolio with a corresponding investment objective. Prior to December 12, 1997, the Equity Index Fund was known as the "Corporate Stock Fund."

     The Class B shares of the Fund commenced operations on February 17, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

     (1) purchase the securities of issuers conducting its principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities and (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; and provided further, that the Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow up to 20% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10).

     The Fund may make loans in accordance with its investment policies.

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without shareholder approval.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) The Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Convertible Securities
     ----------------------

     The Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for the Fund and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated but determined by the advisor to be of comparable quality.

     Corporate Reorganizations
     -------------------------

     The Fund may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

     Derivatives
     -----------

     Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     Wells Fargo Bank and Barclays Global Fund Advisors ("BGFA") use a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     Foreign Currency Transactions
     -----------------------------

     If the Fund enters into a foreign currency transaction or forward contract, the Fund deposits, if required by applicable regulations, in a segregated account of the Fund an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, the Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows the Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Foreign Obligations and Securities
     ----------------------------------

     The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars, and similar obligations of foreign governmental and private issuers. The Fund also may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Fund may engage in futures and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     The Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

     The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission ("SEC"), the Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

     Initially, when purchasing or selling futures contracts the Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The Fund may enter into futures contracts and may purchase and write options thereon. Upon the exercise, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the Fund.

     Options. The Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Stock Index Options. The Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. The Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

     When the Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. The Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Fund These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive. The Fund may invest up to 10% of its respective net assets in interest-rate and index swaps.

     Future Developments. The Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Loans of Portfolio Securities
     -----------------------------

     The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Advisor, or its Distributor.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Pass-Through Obligations
     ------------------------

     The Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A Securities that are determined by the investment advisor to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Company's investment advisor, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 15% of its net assets in privately issued securities or Rule 144A Securities that may be considered illiquid during the coming year.

     Money Market Instruments
     ------------------------

     The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; (iv) repurchase agreements; and (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments
     -------------------

     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.

     Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

                                 RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

     The portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     The Fund may invest in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, in order to replicate the S&P 500 Index. Such securities involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If the Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

Name, Age and Address         Position            During Past 5 Years
---------------------         --------            ---------------------
Jack S. Euphrat, 75           Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46           Director,           Executive Vice President of Stephens Inc.;
                              Chairman and        President of Stephens Insurance Services Inc.;
                              President           Senior Vice President of Stephens Sports
                                                  Management Inc.; and President of Investor
                                                  Brokerage Insurance Inc.

Thomas S. Goho, 55            Director            Associate Professor of Finance of the School
321 Beechcliff Court                              of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                          University since 1982.

Peter G. Gordon, 54           Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                          Water Company and President of Crystal Geyser
55 Francisco Street                               Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57          Director            President of Westchester Community College
75 Grasslands Road                                since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                              University Teachers College since 1976.

*W. Rodney Hughes, 71         Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53          Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                 Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                              of Renaissance Properties Ltd.; President of
                                                  Morse Investment Corporation; and Co-Managing
                                                  Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Chief Operating     Vice President of Stephens Inc.; Director of
                              Officer,            Stephens Sports Management Inc.; and Director
                              Secretary and       of Capo Inc.
                              Treasurer


                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                         Total Compensation
                         Aggregate Compensation          from Registrant and
Name and Position            from Registrant           Wells Fargo Fund Complex
-----------------        ----------------------        ------------------------
Jack S. Euphrat                   $25,750                          $34,500
Director

R. Greg Feltus                    $     0                          $     0
Director

Thomas S. Goho                    $25,750                          $34,500
Director

Peter G. Gordon                   $24,250                          $30,500
Director

Joseph N. Hankin                  $25,750                          $34,500
Director

W. Rodney Hughes                  $25,250                          $33,000
Director

Robert M. Joses                   $ 1,500                          $ 4,000
Director

J. Tucker Morse                   $25,250                          $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complexes as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complexes prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

     Prior to April 29, 1996, the Fund invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Fund. On April 29, 1996 the Fund was converted to a "master/feeder structure" and began to invest all of its assets in a corresponding Master Portfolio, which had an identical investment objective, of Master Investment Trust, another open-end management investment company. The Master Portfolio was advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive a monthly fee equal to an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million. The Fund operated as part of the master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     For the period indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                  Year-Ended
                                    3/31/98
                                    -------

                    Fees Paid                       Fees Waived
                    ---------                       -----------
                    $1,638,127                        $288,393

     For the periods indicated below, the Fund paid to Wells Fargo Bank the advisory fees indicated. No advisory fees were waived during these periods. For the period between April 29, 1996 and December 15, 1997, these amounts represent advisory fees paid by the Master Portfolio on behalf of the Fund.

           Six-Month                  Nine-Month
          Period Ended               Period Ended           Year Ended
            3/31/97                    9/30/96               12/31/95
          ------------               ------------           ----------
            $933,498                  $1,249,048            $1,398,439

     General. The Fund's Advisory Contract will continue in effect for more than
     -------
two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR. Wells Fargo Bank has engaged BGFA to serve as
     ----------------------
Investment Sub-Advisor to the Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Fund's assets. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund, and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.02% of the first $500 million of the Fund's average daily net assets and 0.01% of net assets over $500 million. This fee may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly. The predecessor Master Portfolio was also sub-advised by BGFA, and from October 30, 1997 to December 12, 1997, was entitled to receive the fee described above. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.08% of the Master Portfolio's average daily net assets plus an annual payment of $40,000.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-advisor to the Fund and the predecessor portfolio under substantially similar terms to the 0.08%/$40,000 annual payment arrangement described above.

     For the year ended March 31, 1998, the Fund paid to BGFA $277,211 in sub-advisory fees.

     For the six-month period ended March 31, 1997, the Master Portfolio paid to BGFA $182,725 in sub-advisory fees. No sub-advisory fees were waived during this period.

     For the periods indicated below, Wells Fargo paid the following sub-advisory fees to WFNIA/BGFA. No sub-advisory fees were waived during this period.


        Six-Month              Nine-Month
       Period Ended           Period Ended        Year Ended
         3/31/97                9/30/96            12/31/95
       ------------           ------------        ----------
         $182,725               $242,005           $269,787


     General. The Fund's Sub-Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or (ii) by the Company's Board of Directors, including a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Fund. Under the Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. From February 1, 1997 until February 1, 1998, the Administrator and Co-Administrator were entitled to receive 0.04% and 0.02%, respectively, of the average daily net assets of the Fund for administration services.

     Prior to February 1, 1997 Stephens served as sole Administrator to the Fund. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to receive for its services a fee of 0.05% of the Fund's average daily net assets.

     For the periods indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                     Six-Month
                   Year-Ended                                       Period Ended
                    3/31/98                                           3/31/97
                    -------                                           -------

     Total         Wells Fargo        Stephens          Total         Wells Fargo       Stephens
     -----         -----------        --------          -----         -----------       --------
   $306,855          $205,593         $101,262         $80,775          $16,155          $64,620

     For the periods indicated below, the Fund paid the following dollar amounts to Stephens for administration fees:

                    Nine-Month
                    Period Ended             Year Ended
                      9/30/96                 12/31/95
                    ------------             ----------
                    $ 79,533                  $  92,555

     DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted distribution plans (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") on behalf of its Class B shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plans (the "Non-Interested Directors").

     Prior to October 30, 1997, the Fund had a distribution Plan on behalf of its Class A shares. Under the Plan for the Fund's Class A shares and pursuant to the related Distribution Agreement, the Fund may have defrayed all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets. The Plan for the Fund provided only for reimbursement of actual expenses.

     Under the Plan in effect for the Fund's Class B shares, and pursuant to the related Distribution Agreement, the Fund may pay Stephens on an annual basis up to 0.75% of the Fund's average daily net assets attributable to Class B shares. The Plan for the Class B shares of the Fund provides for compensation of distribution-related services or reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Class B shares is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the year-ended March 31, 1998, the Fund's Distributor received the following fees for distribution-related services, as set forth below, under the Plan for the Fund's Class A and Class B shares:

                                        Printing &
                                        Mailing             Marketing       Compensation
                        Total           Prospectus          Brochures       to Underwriters
                        -----           ----------          ---------       ---------------
Class A                $80,997             $680              $80,317               N/A
Class B                $ 1,392              N/A                  N/A              $525

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendments to the Plan may be made except by a vote of a majority of both the Directors and the Non-Interested Directors of the Company.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's shares pursuant to a selling agreement with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ---------------------------
related form of Servicing Agreement, and has entered into a Shareholder Servicing Agreement with Wells Fargo Bank on behalf of the Class A and Class B shares, and may enter into agreements with other servicing agents. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee of up to 0.25%, on an annualized basis, of the average daily net assets of the Class A shares and the Class B shares during the period for which payment is being made. The Servicing Agreement was approved by the Company's Board of Directors and provides that the Fund shall not be obligated to make any payments under such Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the periods indicated below, the dollar amount of shareholder servicing fees paid by the Class A and Class B shares of the Fund to Wells Fargo Bank or its affiliates were as follows:

                                                Year-Ended
                                                  3/31/98
                                                  -------
                 Class A                        $1,412,406
                 Class B                        $      493

     For the periods indicated below, the dollar amount of shareholder servicing fees paid by the Class A shares of the Fund to Wells Fargo Bank or its affiliates were as follows:

                 Six-Month                      Nine-Month
                Period Ended                   Period Ended
                  3/31/97                        9/30/96
                  -------                        -------
                 $606,930                       $793,396

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Barclays Global Investors, N.A. ("BGI") acts as Custodian for
     ---------
the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, BGI is not entitled to receive a fee so long as its subsidiary, BGFA, receives fees for sub-advisory services.

     For the year-ended March 31, 1998, six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund did not pay any custody fees.

     FUND ACCOUNTANT.  Wells Fargo Bank acts as Fund Accountant for the Fund.
     ---------------
The Fund Accountant, among other things, computes net asset values on a daily basis and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank is entitled to receive a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year-ended March 31, 1998, the Fund paid $49,394 in fund accounting fees.

     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Fund did not pay any fund accounting fees.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets of each of the Class A and Class B of shares. Prior to January 16, 1997, Wells Fargo Bank was entitled to receive, for agency services on behalf of the Class A shares, a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not be charged any transfer agency fees.

     For the year-ended March 31, 1998, the Fund paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers, to Wells Fargo Bank:

                                    Year-Ended
                                      3/31/98
                                     --------
                                     $695,928

     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Class A shares of Fund paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers, to Wells Fargo Bank:

                    Six-Month             Nine-Month
                  Period Ended           Period Ended
                     3/31/97                9/30/96
                     -------                -------
                     $53,681               $153,589

     Underwriting Commissions.  For the year ended March 31, 1998, the aggregate
     ------------------------
dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $7,671,295. Stephens retained $939,892 of such commissions. Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, retained $5,348,626.

     For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's Class A shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's Class A shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's Class A shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund or Class of shares in the Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of a Class of shares in the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Fund.

     Performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Index Fund. Prior to January 1, 1992, performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio of the Stagecoach Corporate Stock Fund.

     Performance shown or advertised for the Class B shares has been calculated based on performance information for the Class A shares, as described above, adjusted to reflect Class B share expenses and sales charges.

     AVERAGE ANNUAL TOTAL RETURN:  The  Fund may advertise certain total return
     ----------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV.

Average Annual Total Return for the Applicable Period Ended March 31, 1998
--------------------------------------------------------------------------

            Ten Year/1/   Ten Year     Five Year    Five Year   Three Year   Three Year    One Year     One Year
            With Sales    No Sales    With Sales    No Sales    With Sales    No Sales    With Sales    No Sales
              Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
              ------       ------       ------       ------       ------       ------       ------       ------
Class A       17.09%       17.63%       20.02%       21.13%       29.38%       31.36%       39.88%      46.48%

Class B/2/    15.91%       16.31%       20.29%       20.48%       29.97%       30.58%       40.56%      45.56%

/1/  The Class A shares of the Fund commenced operations 1/25/84.

/2/ The performance of the Class B shares, which commenced operations 2/17/98, has been calculated based on performance information for the Class A shares adjusted to reflect Class B share expenses and sales charges.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     ------------------------
the Funds may advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------

          Ten Year/1/  Ten Year    Five Year   Five Year   Three Year   Three Year
             With         No         With          No         With          No
            Sales       Sales        Sales       Sales        Sales        Sales
            Charge      Charge      Charge       Charge      Charge       Charge
            ------      ------      ------       ------      ------       ------
Class A     384.47%     407.41%      149.04%     160.75%      116.59%      126.77%

Class B/2/  377.18%     377.18%      151.86%     153.88%      119.95%      122.55%

/1/  The Class A shares of the Fund commenced operations 1/25/84.

/2/ The performance of the Class B shares, which commenced operations 2/17/98, has been calculated based on performance information for the Class A shares adjusted to reflect Class B share expenses and sales charges.

     From time to time and only to the extent the comparison is appropriate for the Fund or Class of shares, the Company may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or Class, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a compensation of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare the past performance of the Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the

Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Fund is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Securities of the Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of the Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of

Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC.

     In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  For the periods indicated below the Fund paid the
     ---------------------
following for brokerage commissions, none of which were paid to affiliated brokers:

                           Six-Month          Nine-Month
     Year-Ended          Period Ended        Period Ended         Year Ended
       3/31/98              3/31/97             9/30/96            12/31/95
       -------              -------             -------            --------
       $13,906             $  7,505            $  6,233            $  8,696

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Fund did
     ------------------------------------
not own any securities of its "regular brokers or dealers" or its parents, as defined in the 1940 Act.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to the Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to the Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.

Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC.

     Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must generally hold the shares upon which the dividend is made for at least 46 days prior to and following the time the corporate shareholder becomes entitled to receive the dividend.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------


    NAME AND                            CLASS; TYPE                      PERCENTAGE          PERCENTAGE
    ADDRESS                             OF OWNERSHIP                      OF CLASS            OF FUND
    ---------                           ------------                     ----------          ----------
  Wells Fargo Bank                      Class A                            90.47%              88.69%
  P.O. Box 63015                        Record Holder
  San Francisco, CA
  94163

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

                                     OTHER

     The Company's Registration Statements, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the

Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the Fund's as of and for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated August 1, 1998

                              CORPORATE BOND FUND
                SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                             STRATEGIC INCOME FUND
                          U.S. GOVERNMENT INCOME FUND
                         VARIABLE RATE GOVERNMENT FUND

                         CLASS A, CLASS B AND CLASS C


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the CORPORATE BOND, SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME, STRATEGIC INCOME, U.S. GOVERNMENT INCOME and VARIABLE RATE GOVERNMENT FUNDS. The Variable Rate Government Fund offers only Class A shares, the Short-Intermediate U.S. Government Income Fund offers Class A and Class B Shares. Each of the other Funds offers Class A, Class B and Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA
94120-7066.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Historical Fund Information...............................................   1

Investment Restrictions...................................................   1

Additional Permitted Investment Activities................................   6

Investment by Federal Credit Unions in the Variable Rate Government Fund..  21

Risk Factors..............................................................  21

Management................................................................  26

Performance Calculations..................................................  40

Determination of Net Asset Value..........................................  47

Additional Purchase and Redemption Information............................  48

Portfolio Transactions....................................................  48

Fund Expenses.............................................................  50

Federal Income Taxes......................................................  51

Capital Stock.............................................................  56

Other.....................................................................  58

Counsel...................................................................  59

Independent Auditors......................................................  59

Financial Information.....................................................  59

Appendix.................................................................. A-1

                          HISTORICAL FUND INFORMATION

     The Corporate Bond Fund commenced operations on April 1, 1998, as a Fund of the Company.

     The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993, as a Fund of the Company.

     The Strategic Income Fund commenced operations on July 13, 1998, as a Fund of the Company.

     The U.S. Government Income Fund commenced operations on January 1, 1992, as the successor to the Ginnie Mae Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on January 3, 1991. On December 12, 1997, as part of the Consolidation, the U.S. Government Income Fund of Overland was reorganized with and into the Company's U.S. Government Income Fund. For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares of the Overland Fund commenced operations on April 7, 1988. The Class D shares of the Overland Fund commenced operations on July 1, 1993. The Overland Fund did not offer Class B shares and for accounting purposes the Class B shares are considered to have commenced operations on December 12, 1997. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. Prior to December 12, 1997, the U.S. Government Income Fund was known as the "Ginnie Mae Fund."

     The Variable Rate Government Fund commenced operations on November 1, 1990, as the Variable Rate Government Fund of Overland. On July 23, 1997, the Boards of Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the Consolidation, the Fund had only nominal assets. On December 12, 1997, the Class A and D shareholders of the predecessor Overland portfolio became the Class A and C shareholders, respectively, of the Company's Variable Rate Government Fund. On July 10, 1998, Class C shareholders of the Variable Rate Government Fund became Class A shareholders of the Fund and Class C shares of said Fund are no longer being offered.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Corporate Bond and Strategic Income Funds may not:

     (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Funds, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Funds may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that the Funds may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) act as an underwriter of securities within the meaning of the Securities Act of 1933 (the "1933 Act") except insofar as the Funds might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Funds' investment objective, policies and limitations may be deemed to be underwriting;

     (5) borrow money or issue senior securities, except that the Funds may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Funds' total assets at the time of such borrowing. The Funds will not purchase securities while their borrowings (including reverse repurchase agreements) in excess of 5% of their total assets are outstanding. Securities held in escrow or separate accounts in connection with the Funds' investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (6) purchase any securities that would cause 25% or more of the Funds' total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     (7) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Funds' investment program may be deemed to be an underwriting.

The Short-Intermediate U.S. Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities, as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government
Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The U.S. Government Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The Variable Rate Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public, and illiquid securities;

     (6)  make investments for the purpose of exercising control or management;

     (7) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing exists);

     (9) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets of the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (11) lend its portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     With respect to fundamental investment restriction (5), the Fund does not intend to invest, during the coming year, in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public, or illiquid securities. With respect to fundamental investment restriction (7), the Fund does not intend to purchase, during the coming year, puts, calls, straddles, spreads, or purchase securities with put rights in order to maintain liquidity. With respect to fundamental investment restriction (9), the Fund does not intend to invest, during the coming year, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. under the 1940 Act, a Fund's investment in such securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% (10% for the Variable Rate Government Fund) of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Corporate Bond and Strategic Income Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. The Corporate Bond Fund invests no more than 25% in bonds that are below investment grade. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Corporate Bond and Strategic Income Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds' total assets.

     Derivative Securities
     ---------------------

     The Corporate Bond, Short-Intermediate U.S. Government Income and Strategic Income Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations, demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Funds, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Foreign Securities
     ------------------

     The Corporate Bond and Strategic Income Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Forward Currency Exchange Contracts
     -----------------------------------

     The Corporate Bond and Strategic Income Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) such Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) such Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (30% for the Intermediate Bond Fund) of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly with Wells Fargo Bank, Stephens or any of their affiliates.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Corporate Bond Fund, Short-Intermediate U.S. Government Income Fund, Strategic Income Fund and the Variable Rate Government Fund each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Short-Intermediate Government Income and Variable Rate Government Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

     Adjustable rate mortgages, a common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

     These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying ARMs. In this regard, the net asset value of a Funds' shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

     CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

     Mortgage Participation Certificates. The U.S. Government Income Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

     The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment Advisor, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Stripped Securities
     -------------------

     The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     Temporary Investments
     ---------------------

     The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements
     -------------------------------------------

     The Corporate Bond and Strategic Income Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells their portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest)and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Lower Rated Securities
     ----------------------

     The Corporate Bond and Strategic Income Funds may invest up to 100% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in a Fund.

     Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower Moody's Investors Service, Inc. ("Moody's) or BB or lower by Standard & Poor's Ratings Group ("S&P"), or from unrated securities deemed by advisors to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. These ratings will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor.

     The Funds may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of their assets in securities that are in default at the time of purchase. As an operating policy, however, the Funds will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by the Advisor. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers.

     The Funds may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Funds will buy defaulted debt securities if, in the opinion of advisors, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the net asset value of the Funds would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 15% limit discussed under "Illiquid Investments."

     If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

     Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Income Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and the public recognition of such change.

     Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

     Convertible Securities
     ----------------------

     The Corporate Bond and Strategic Income Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rats as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

     The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Strategic Income Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                      INVESTMENT BY FEDERAL CREDIT UNIONS
                     IN THE VARIABLE RATE GOVERNMENT FUND

     The Variable Rate Government Fund will invest only in investments that are permissible for federal credit unions under the regulations of the National Credit Union Administration ("NCUA"). Federal credit unions may invest in CMOs that do constitute "high-risk mortgage securities" for purposes of the FFIEC Policy Statement. The Fund will enter into repurchase transactions and cash forward agreements (i.e., "when-issued" securities) only to the extent permissible for federal credit unions. Specifically, the Fund will enter into repurchase transactions only where the purchase price of the security obtained in the transaction will be at or below the market price and either: (1) the repurchase transaction will be with another financial institution or (2) the Fund will take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or be recorded as the owner of the security through the Federal Reserve Book-Entry System. In addition, the Fund will enter into a cash forward agreement to purchase a security only where:
(1) the period from the trade date to the settlement date does not exceed 120 days; (2) the Fund has written cash flow projections evidencing its ability to purchase the security; and (3) the cash forward agreement is settled on a cash basis at the settlement date.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of Wells Fargo Bank's intent in using the derivatives.

     The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.
A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Concentration. As market conditions change, it is conceivable that all of the assets of the Strategic Income Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the Fund's total assets.

     High Yielding, Fixed-Income Securities. Because of the Corporate Bond and Strategic Income Funds' policy of investing in higher yielding, higher risk securities, an investment in a Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in a Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the Funds invest.

     The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated triple B by S&P or by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

     Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.
The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Fund may have unrealized losses on defaulted securities that are reflected in the price of a Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted prior to the default. The Funds may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

     High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from a Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call was exercised by the issuer during periods of declining interest rates, Advisors may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to a Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for a Fund to manage the timing of its receipt of income, which may have tax implications. A Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on any defaulted obligations and to distribute the income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of the Fund shares.

     The Corporate Bond and Strategic Income Funds may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other that actual sales.

     The Corporate Bond and Strategic Income Funds are authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the 1933 Act, which entails special responsibilities and liabilities. The Funds may incur special costs in disposing of restricted securities; however, the Funds will generally incur no costs when the issuer is responsible for registering the securities.

     The Corporate Bond and Strategic Income Funds may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The advisor will carefully review their credit and other characteristics.

     The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact a Fund's NAV. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Each Fund will rely on the advisors' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the advisor will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

Name, Age and Address                     Position                     During Past 5 Years
---------------------                     ---------                    -------------------
Jack S. Euphrat, 75                       Director                     Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                       Director,                    Executive Vice President of Stephens Inc.;
                                          Chairman and                 President of Stephens Insurance Services Inc.;
                                          President                    Senior Vice President of Stephens Sports
                                                                       Management Inc.; and President of Investor
                                                                       Brokerage Insurance Inc.

Thomas S. Goho, 55                        Director                     Associate Professor of Finance of the School
321 Beechcliff Court                                                   of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                               University since 1982.



Peter G. Gordon, 54                       Director                     Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                               Water Company and President of Crystal Geyser
55 Francisco Street                                                    Roxane Water Company since 1977.
San Francisco, CA  94133



Joseph N. Hankin, 57                      Director                     President of Westchester Community College
75 Grasslands Road                                                     since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                                    University Teachers College since 1976.



*W. Rodney Hughes, 71                     Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                      Director                     Private Investor; Chairman of Home Account
4 Beaufain Street                                                      Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                   of Renaissance Properties Ltd.; President of
                                                                       Morse Investment Corporation; and Co-Managing
                                                                       Partner of Main Street Ventures.

                                                                         Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
---------------------                       ---------                    -------------------
Richard H. Blank, Jr., 41                   Chief Operating             Vice President of Stephens Inc.; Director of
                                            Officer,                    Stephens Sports Management Inc.; and Director
                                            Secretary and               of Capo Inc.
                                            Treasurer


                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                   Aggregate Compensation                      from Registrant
Name and Position                      from Registrant                    and Wells Fargo Fund Complex
-----------------                      ---------------                    ----------------------------
Jack S. Euphrat                             $25,750                                    $34,500
   Director

R. Greg Feltus                              $     0                                    $     0
Director

Thomas S. Goho                              $24,250                                    $34,500
Director

Peter G. Gordon                             $25,750                                    $30,500
Director

Joseph N. Hankin                            $25,250                                    $34,500
Director

W. Rodney Hughes                            $ 1,500                                    $33,000
Director

Robert M. Joses                             $25,250                                    $ 4,000
Director

J. Tucker Morse                             $25,250                                    $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express

Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complex, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                    Annual Rate
          Fund                               (as percentage of net assets)
          ----                               -----------------------------
     Corporate Bond                                         0.50%
     Short-Intermediate U.S. Government                     0.50%
     Strategic Income                                       0.60%
     U.S. Government Income                        0.50% up to $250 million
                                                   0.40% next $250 million
                                                   0.30% over $500 million
     Variable Rate Government                               0.50%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                                     Six-Month
                                                       Year-Ended                                   Period Ended
                                                        3/31/98                                        3/31/97
                                                       ----------                                      -------

          Fund                               Fees Paid              Fees Waived            Fees Paid             Fees Waived
          ----                               ---------              -----------            ---------             -----------
Corporate Bond                                   N/A                     N/A                   N/A                  N/A
Short-Intermediate U.S. Government            $  132,389            $309,195               $134,529              $121,235
Strategic Income                                 N/A                     N/A                   N/A                  N/A
U.S. Government Income                         $  469,051*          $      0*                  N/A                  N/A
Variable Rate Government                       $1,355,943*          $294,181*                  N/A                  N/A

________________________

*These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the corresponding Overland predecessor portfolio.

     Short-Intermediate U.S. Government Income Fund.  For the periods indicated
     ----------------------------------------------
below, the Short-Intermediate U.S. Government Income Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                 Nine-Month
                Period Ended                               Year Ended
                   9/30/96                                  12/31/95
                   -------                                  --------
        Fees Paid             Fees Waived        Fees Paid          Fees Waived
        ---------             -----------        ---------          -----------
        $213,467                   $0             $56,387            $60,241

     U.S. Government Income Fund.  As discussed herein under "Historical Fund
     ---------------------------
Information," on December 12, 1997 the Overland U.S. Government Income Fund was consolidated with and into the Fund. For financial reporting purposes, the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund. Prior to the Consolidation, Wells Fargo Bank served as the investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

     Variable Rate Government Fund.  Wells Fargo Bank and Stephens have agreed
     -----------------------------
to waive ten basis points (0.10%) of the fees charged to the Fund in connection with the settlement of certain litigation involving the Fund. Prior to the Consolidation, Wells Fargo Bank served as investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. As discussed herein under "Historical Fund Information," on December 12, 1997 the Overland Variable Rate Government Fund transferred its assets to a shell fund of the Company created for this purpose. For financial reporting purposes the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

     For the periods indicated below, the predecessor portfolios to the U.S. Government Income and Variable Rate Government Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                   Year Ended                            Year Ended
                                                    12/31/96                              12/31/95
                                                    --------                              --------
                                             Fees               Fees                Fees              Fees
               Fund                          Paid              Waived               Paid             Waived
               -----                         ----             --------              -----            ------
     U.S. Government Income               $  167,516          $46,101           $  175,052          $ 13,667
     Variable Rate Government             $2,696,450          $     0           $3,561,101          $554,480

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Funds' average daily net assets, 0.125% of the next $400 million of the Funds' net assets, and 0.10% of net assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by each Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     PORTFOLIO MANAGERS.
     ------------------

     Mr. Graham Allen joined Wells Fargo Bank in January, 1998 and has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond Fund since April 1998. Mr. Allen also has been responsible, as a portfolio co-manager, for the day-to-day management of the Strategic Income Fund since its commencement of operations in July, 1998. Prior to January, 1998, Mr. Allen had worked for Bradford & Marzec, Inc. as an International Portfolio Manager since August 1988, and he had worked for Heron Financial Corp. as a High Yield Portfolio Manager from June, 1985 to August, 1988. Educated in England, Mr. Allen is a Fellow Chartered Accountant, a recognized UK Accounting body.

     Ms. Jacqueline Flippin joined Wells Fargo Bank in January, 1998 and has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond Fund since April, 1998. Ms. Flippin also has been responsible, as a portfolio co-manager, for the day-to-day management of the Strategic Income Fund since its commencement of operations in July, 1998. Ms. Flippin had worked for McMorgan & Co. as a Portfolio Manager from October, 1994 to January, 1998 and had worked for the Teachers Insurance Annuity Association, College Retirement Equity Fund as a Portfolio Manager from August, 1986 to October, 1994. Ms. Flippin received her B.A. from Northwestern University and her M.B.A. from New York University.

     Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single assumed responsibility as co-manager for the day-to-day management of the Variable Rate Government Fund in November, 1990. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

     Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

     Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst.

     Mr. Scott Smith has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond Fund since April, 1998. Mr. Smith also has been responsible as a portfolio co-manager, for the day-to-day management of the Strategic Income Fund since its commencement of operations in July, 1998. Mr. Smith, as co-manager, has been responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund since May 1, 1995 and the Variable Rate Government Fund since October 1993. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

     Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Strategic Income Fund since it commenced operations in July 1998. Mr. Wisniewski also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial
Analysis.

     Mr. Daniel Kokoszka joined Wells Fargo Bank in February, 1998 and has been responsible, as a portfolio co-manager for the day-to-day management of the Corporate Bond and Strategic Income Funds since August 1, 1998. Prior to February, 1998, Mr. Kokoszka had worked for Bradford & Marzec, Inc. on their international portfolio management team for more than four years. Previously, Mr. Kokoszka worked for Lockheed Corporation in the corporate finance, mergers and acquisitions and venture capital areas. Mr. Kokoszka is a Chartered Financial Analyst, a Certified Management Accountant and is Certified in Financial Management. Mr. Kokoszka received his B.S. from Villanova University, an M.S. from George Washington University, an M.S. from George Washington University and his M.B.A. from the University of Rochester.

     Mr. John Burgess joined Wells Fargo Bank in April, 1998 and has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond and Strategic Income Funds since August 1, 1998. Prior to April, 1998, Mr. Burgess had worked as an independent financial advisor since August, 1995. Prior to that, Mr. Burgess had worked for Executive Life Insurance Co. and associated Companies from 1998 to July, 1995. Previously, Mr. Burgess worked for Bradford & Marzec, Inc. Mr. Burgess received his B.A. from Harvard College and a J.D. from Harvard Law School.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

                                                                        Year-Ended
                                                                         3/31/98
                                     -------------------------------------------------------------------------------
Fund                                             Total                   Wells Fargo                Stephens
----                                             -----                   -----------                --------
Corporate Bond                                    N/A                        N/A                       N/A
Short-Intermediate U.S. Government              $54,262                  $36,356                    $17,906
Strategic Income                                  N/A                        N/A                       N/A

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     Short-Intermediate U.S. Government Income Fund.  For the period indicated
     ----------------------------------------------
below, the Fund paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:


                                                                                 Six-Month
                                                                               Period Ended
                                                                                 3/31/97
                                                                               ------------

         Fund                                                 Total            Wells Fargo           Stephens
         ----                                                 -----            -----------           --------
Short-Intermediate U.S. Government Income                    $64,992           $ 51,994              $12,929

     For the periods indicated below, the Short-Intermediate U.S. Government Income Fund paid to Stephens the dollar amounts in administration fees indicated below. Stephens, as sole Administrator for the year ended December 31, 1994, and 1995, and the nine-month period September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.

                    Nine-Month
                   Period Ended           Year Ended
                     9/30/96               12/31/95
                     --------              ---------
                     $12,808               $   6,998

__________________
Beginning February 1, 1997, these amounts include fees paid to Wells Fargo Bank.

     U.S. Government Income and Variable Rate Government Funds.  Prior to the
     ---------------------------------------------------------
Consolidation of the Overland portfolios into the Stagecoach Funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the U.S. Government Income and Variable Rate Government predecessor portfolios under substantially similar terms to the current Administration and Co-Administration Agreements with the Funds. Prior to February 1, 1997, Stephens served as sole Administrator to the U.S. Government Income and Variable Rate Government predecessor portfolios and provided the predecessor portfolios with essentially the same services described above. Stephens was entitled to receive a monthly fee from the Variable Rate Government predecessor portfolio at the annual rate of 0.15% of each predecessor portfolio's average daily net assets up to $200 million and 0.10% in excess of $200 million. Stephens was entitled to receive a fee from the U.S. Government Income Fund's predecessor portfolio at the annual rate of 0.10% of the average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the periods indicated below, the Funds paid to Stephens the dollar amounts in administration fees indicated below. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolios.

                                Year Ended       Year Ended         Year Ended
                                  12/31/97         12/31/96          12/31/95
                                -----------      ------------      ------------
U.S. Government Income           $  66,992        $  51,898         $  37,744
Variable Rate Government         $ 282,517        $ 400,616         $ 923,116

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class of the Funds.

          Fund                                       Fee
          -----                                      ---
   Corporate Bond
      Class A                                       0.05%
      Class B                                       0.75%
      Class C                                       0.75%

   Short-Intermediate U.S. Government
      Class B                                       0.75%

   Strategic Income
      Class A                                       0.05%
      Class B                                       0.75%
      Class C                                       0.75%

   U.S. Government Income
      Class B                                       0.70%
      Class C                                       0.75%

   Variable Rate Government
      Class A                                       0.25%

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Short-Intermediate U.S. Government Income and the U.S. Government Income Fund, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     For the year March 31, 1998, the Distributor of Short-Intermediate U.S. Government Income Fund received, and for the year ended December 31, 1997, the U.S. Government Income and Variable Rate Government Funds received the fees listed below for distribution-related services, as set forth below, under each Fund's Plan.

                                                  Printing &
                                                    Mailing      Marketing      Compensation to
       Fund                             Total     Prospectus     Brochures       Underwriters
       ----                             -----     ----------     ---------       ------------
Short-Intermediate U.S.
Government Income
  Class A                              $ 36,119     $36,109          $10              N/A
  Class B                                 N/A          N/A           N/A              N/A

U.S. Government Income*
  Class A                              $  5,125         N/A           N/A        $  5,125
  Class B                              $ 48,409         N/A           N/A        $ 48,409
  Class C                              $  9,564         N/A           N/A        $  9,564

Variable Rate Government*
  Class A                              $120,886         N/A           N/A        $120,886

___________________
*Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessors portfolios.

     Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives did not receive any compensation under the Funds' Plans for the periods described above.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     ADMINISTRATIVE SERVICING AGENT.  The Variable Rate Government Fund has
     ------------------------------
adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the class of the Class A shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

     For the year ended December 31, 1997, the Variable Rate Government Fund paid to Wells Fargo Bank or its affiliates $282,517 in administrative servicing fees, after waivers.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the Plan also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the appropriate class of the Fund. The Administrative Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the appropriate class of the Fund, and no other material amendment to the Plan or related Administrative Servicing Agreements may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plan.

     SHAREHOLDER SERVICING AGENT.  The Strategic Income (Class A, Class B and
     ---------------------------
Class C), Corporate Bond (Class A, Class B and Class C) and U.S. Government Income (Class B and C) Funds have approved a Servicing Plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. The Short-Intermediate Government Income Fund and U.S. Government Income (Class A) Funds have entered into shareholder servicing agreements. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan are shown below. The Servicing Plan and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

           Fund                                                    Fee
           ----                                                    ---

   Corporate Bond
      Class A                                                     0.25%
      Class B                                                     0.25%
      Class C                                                     0.25%

   Short-Intermediate U.S. Government Income
      Class A                                                     0.30%
      Class B                                                     0.30%

   Strategic Income                                               0.25%
      Class A                                                     0.25%
      Class B                                                     0.25%
      Class C

   U.S. Government Income
      Class A                                                     0.30%
      Class B                                                     0.30%
      Class C                                                     0.25%

   Variable Rate Government
      Class A                                                     0.25%

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid to Wells Fargo Bank or its affiliates by the Funds, after waivers, were as follows:

                                                                                                      Six-Month
                                                                       Year-Ended                    Period Ende
                                                                        3/31/98                        3/31/97
                                                                       ----------                    -----------
               Fund
               ----
   Short-Intermediate U.S. Government Income
      Class A                                                           $ 94,448                       $ 54,045
      Class B                                                              N/A

   U.S. Government Income
      Class A                                                              N/A*                            N/A
      Class B                                                              N/A*                            N/A
      Class C                                                           $  4,680*                          N/A

   ____________________
   * These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio. The predecessor portfolio to the U.S. Government Income Fund did not offer Class B shares and did not have a Servicing Plan in place for its Class A shares. Therefore, no information is shown for the Class A and B shares of the U.S. Government Income Fund.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested periods" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund. The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year ended December 31, 1997, the U.S. Government Income and Variable Rate Government Funds did not pay any custody fees. For the fiscal year ended March 31, 1998, the Short-Intermediate U.S. Government Income Fund did not pay any custody fees. The Corporate Bond and Strategic Income Funds had not yet commenced operations during these periods.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets of each class of shares.

     For the year ended March 31, 1998, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers:

           Fund                                   Transfer Agency Fees
           ----                                   --------------------
     Corporate Bond                                      N/A
     Short-Int. U.S. Govt. Income                     $ 78,169
     Strategic Income                                    N/A
     U.S. Government Income                           $126,491
     Variable Rate Government                         $      0

  ____________________
  * These amounts are for the year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
     --------------------------------------------------------------------------
Under the prior transfer agency agreement with the Short-Intermediate U.S. Government Income Fund (Class A shares) and U.S. Government Income Fund (Class A and C shares), Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under

$20 million. For as long as a Fund's assets remained under $20 million, a Fund was not charged any transfer agency fees.

     Variable Rate Government Fund.  Under a prior transfer agency agreement
     -----------------------------
with the Variable Rate Government and Short-Term Government predecessor portfolios, Wells Fargo Bank received a base fee and per-account fees from a Fund paid without regard to class.

     UNDERWRITING COMMISSIONS.  For the year ended March 31, 1998, the aggregate
     ------------------------
dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $7,671,295 and Stephens retained $939,892 of such commissions. WFSI, an affiliated broker-dealer of the Company, retained $5,348,626 of such commissions.

     For the six-month period ended March 31, 1997, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions, WFSI and its registered representatives received $2,583,027 and $136,047 respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Income Fund for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland U.S. Government Income Fund (the accounting survivor of a merger of the funds on December 12, 1997). Performance shown or advertised for the Class B and Class C shares of the Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share and Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class B or Class C shares, as applicable.

     Performance shown or advertised for the Class A shares of the Stagecoach Variable Rate Government Fund for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland Express Variable Rate Government Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Variable Rate Government Fund. Performance shown or advertised for the Class C shares of the Stagecoach Fund for the period from July 1, 1993 to December 12, 1997, reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class C share performance reflects performance of the Class A shares of the Overland Fund, adjusted to reflect the expenses of the Class C shares.

     Performance figures for the Corporate Bond and Strategic Income Funds are not available for the periods shown.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

                 Average Annual Total Return for the Applicable
                 ----------------------------------------------
                          Period Ended March 31, 1998/1/
                          ---------------------------

                 Inception       Inception      Five Year      Five Year     Three Year     Three Year      One Year       One Year
                    With            No            With            No            With            No            With            No
                   Sales           Sales          Sales          Sales          Sales          Sales          Sales          Sales
    Fund          Charge/2/       Charge         Charge         Charge       Charge           Charge         Charge         Charge
    ----          ------          ------         ------         ------       ------           ------         ------         ------
U.S.
Government
Income
    Class A       8.03%           8.52%          4.89%          5.85%        6.20%            7.85%          5.97%          11.01%
    Class B       7.81%           7.81%          4.72%          5.01%        6.08%            6.95%          4.88%           9.88%
    Class C       7.81%           7.81%          5.01%          5.01%        6.95%            6.95%          4.88%           9.88%

Variable Rate
Government
    Class A       4.26%           4.69%          2.88%          3.51%        4.22%            5.29%          1.87%           5.07%

Short-
Intermediate
U.S.
Government
Income
    Class A       4.55%           5.39%           N/A             N/A        5.89%            6.98%          5.41%           8.69%

-------------------

1 Return calculations, except as indicted, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares.


2 For purposes of showing performance information, the inception date of each Fund and Class is as follows: U.S. Government Income Fund - April 7, 1988, Variable Rate Government-Fund - November 1, 1990 and Short-Intermediate U.S. Government Income Fund - October 27, 1993. The actual inception date of each class may differ from the inception date of the corresponding Fund.

     CUMULATIVE TOTAL RETURN.  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998/1/
     ----------------------------------------------------------------------


                          Inception       Inception       Five Year       Five Year       Three Year       Three Year
                             With             No            With              No             With              No
                            Sales           Sales          Sales            Sales           Sales            Sales
         Fund              Charge/2/        Charge         Charge           Charge         Charge           Charge
         ----              ------           ------         ------           ------         ------           ------
U.S.
Government
Income
    Class A                116.43%          126.61%        26.90%           32.90%         19.77%           25.44%
    Class B                112.06%          112.06%        25.92%           27.68%         19.37%           22.34%
    Class C                112.05%          112.06%        27.67%           27.67%         22.23%           22.33%

Variable Rate
Government
    Class A                 36.25%           40.47%        15.27%           18.84%         13.20%           16.73%

Short-
Intermediate
U.S.
Government
Income
    Class A                 23.30%           26.09%          N/A              N/A          18.74%           22.45%

-------------------

1 Return calculations, except as indicated, reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable CDSC for Class B and Class C shares.

2 For purposes of showing performance information, the inception date of each Fund is as follows: U.S. Government Income Fund - April 7, 1988, Variable Rate Government-Fund - November 1, 1990 and Short-Intermediate U.S. Government Income Fund - October 27, 1993. The actual inception date of each class may differ from the inception date of the corresponding Fund.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ - 1]
                                     -----
                                       Cd

     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

             Yield for the Applicable Period Ended March 31, 1998/1/
             ----------------------------------------------------

                                             Thirty-Day Yield
                                             ----------------
         Fund                         After Waiver        Before Waiver
         ----                         ------------        -------------
U.S. Government Income
 Class A                                  5.23%               4.88%
 Class C                                  4.73%               3.75%
Variable Rate Government
 Class A                                  5.24%               4.71%

____________________

1 The amounts shown above reflect all front-end sales charges and applicable CDSCs. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

             Yield for the Applicable Period Ended March 30, 1998/1/
             ----------------------------------------------------

                                                         Thirty-Day Yield
                                                         ----------------
         Fund                                   After Waiver       Before Waiver
         ----                                   ------------       -------------
Short-Intermediate U.S. Government Income
     Class A                                       5.06%                4.75%

______________________

1 The amounts shown above reflect all front-end sales charges and applicable CDSCs. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  For the period ended March 31, 1998, the Funds paid
     ---------------------
brokerage commissions as follows:

          Fund                                         Commissions
          ----                                         -----------
Short-Intermediate U.S. Government Income                  $0
U.S. Government Income                                     $0
Variable Rate Government                                   $0

     For the years ended December 31, 1996 and December 31, 1995, U.S. Government Income and Variable Rate Government predecessor portfolios did not pay any brokerage commissions.

     For the year ended December 31 and 1995, and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income Fund did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, each Fund
     ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:

          Fund                                    Brokers/Dealers                Amount
          ----                                    ---------------                ------
Corporate Bond Fund                                     N/A                        N/A
Short-Intermediate U.S. Government               Goldman Sachs & Co.            $1,406,000
  Income Fund                                    JP Morgan Securities           $  300,000
Strategic Income Fund                                   N/A                        N/A
U.S. Government Income Fund*                     Goldman Sachs & Co.            $1,045,000
                                                 Morgan Stanley                 $3,889,000
Variable Rate Government Fund*                   Goldman Sachs & Co.            $2,023,000
                                                 JP Morgan Securities           $  234,000
                                                 HSBC Securities                $  354,000

_________________
*Figures shown are as of the year ended December 31, 1997.


     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Income and dividends received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.




     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plan.  The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are five of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------

                                                                           TYPE OF         PERCENTAGE      PERCENTAGE
         FUND                          NAME AND ADDRESS                   OWNERSHIP         OF CLASS      OF PORTFOLIO
         ----                          ----------------                   ---------         -------       ------------
CORPORATE BOND           STEPHENS INC.                                 CLASS A                  38.35%         20.21%
                         ATTN ACCOUNTING                               RECORD SHAREHOLDER
                         111 CENTER STREET
                         LITTLE ROCK, AR  72201

                         VIRG. & CO.                                   CLASS A                  12.55%          6.62%
                         C/O WELLS FARGO BANK                          RECORD SHAREHOLDER
                         P.O. BOX 9800 MAC 9139-027
                         CALABASAS, CA  92372

                         DEAN WITTER FOR THE BENEFIT OF KIT HAAN WONG  CLASS C                  33.85%            N/A
                         1267 E. SALEM AVE                             BENEFICIALLY OWNED
                         P.O. BOX 250 CHURCH STREET STATION
                         NEW YORK, NY  10008-0250

                         DEAN WITTER FOR THE BENEFIT OF                CLASS C                   6.68%            N/A
                         WELLS FARGO IRA CUSTODIAN FBO                 BENEFICIALLY OWNED
                         P.O. BOX 250
                         CHURCH STREET STATION
                         NEW YORK, NY  10008-0250

                         DEAN WITTER FOR THE BENEFIT OF                CLASS C                  11.86%            N/A
                         JOHN A. & ERMA KUSANOVICH TTEES               BENEFICIALLY OWNED
                         P.O. BOX 250, CHURCH STREET STATION
                         NEW YORK, NY  10008-0250

                         DEAN WITTER FOR THE BENEFIT OF DAVID H. DYER  CLASS C                  18.54%            N/A
                         P.O. BOX 250, CHURCH STREET STATION           BENEFICIALLY OWNED
                         NEW YORK, NY  10008-0250

                         DEAN WITTER FOR THE BENEFIT OF                CLASS C                   6.76%            N/A
                         ROBERT M. AMEZQUITA                           BENEFICIALLY OWNED
                         P.O. BOX 250, CHURCH STREET STATION
                         NEW YORK, NY  10008-0250

                         DEAN WITTER FOR THE BENEFIT OF                CLASS C                    8.38%           N/A
                         DENNIS J. BUTLER CUSTODIAN FBO                BENEFICIALLY OWNED
                         P.O. BOX 250 CHURCH STREET STATION
                         NEW YORK, NY  10008-0250

SHORT-INTERMEDIATE       WELLS FARGO BANK                              CLASS A                   27.20%          9.84%
U.S. GOVERNMENT INCOME   FBO RETIREMENT PLANS OMNIBUS                  BENEFICIALLY OWNED
                         P.O. BOX 63015
                         SAN FRANCISCO, CA  94163

U.S. GOVERNMENT INCOME   WELLS FARGO BANK                              CLASS A                   18.59%         15.50%
                         FBO RETIREMENT PLANS OMNIBUS                  BENEFICIALLY OWNED
                         P.O. BOX 63015
                         SAN FRANCISCO, CA  94163

                         VIRG. & CO.                                   CLASS A                    7.53%          6.28%
                         C/O WELLS FARGO BANK                          BENEFICIALLY OWNED
                         P.O. BOX 9800 MAC 9139-027
                         CALABASAS, CA  91372

                         MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS  CLASS C                   33.88%            N/A
                         ATTN:  MUTUAL FUND ADMINISTRATION             BENEFICIALLY OWNED
                         4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                         JACKSONVILLE, FL  32246

                         SISTERS OF ST. FRANCIS
                         ATTN:  SISTER MARIJANE HRESKO, OSF            CLASS C                   10.56%            N/A
                         809 SOUTH CONVENT ROAD                        BENEFICIALLY OWNED
                         ASTON, PA  19014

VARIABLE RATE            APCO EMPLOYEES CREDIT UNION                   CLASS A                   17.53%         17.21%
GOVERNMENT               1608 7TH AVE.                                 RECORD HOLDER
                         BIRMINGHAM, AL 35203

                         MLPF&S FOR THE SOLE BENEFIT OF IT CUSTOMERS   CLASS A                    5.37%          5.27%
                         ATTN:  MUTUAL FUND ADMINISTRATION             BENEFICIALLY OWNED
                         4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                         JACKSONVILLE, F:  32246

                         CITIZENS EQUITY                               CLASS A                    5.38%          5.28%
                         P.O. BOX 1715                                 RECORD HOLDER
                         ATTN:  PETE JAIN
                         VICE PRESIDENT
                         PEORIA, IL 61656-1715

                         MID-ATLANTIC FCH                              CLASS A                    5.12%          5.03%
                         P.O. BOX 8990                                 RECORD HOLDER
                         GAITHERSBURG, MD 20898-8990

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.


                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditors' report for the Variable Rate Government and U.S. Government Income Funds for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.


     The portfolios of investments, audited financial statements and independent auditors report for the remaining Funds for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9 and 10, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             STAGECOACH FUNDS, INC.
                           Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated August 1, 1998

                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                               MONEY MARKET FUND
                      NATIONAL TAX-FREE MONEY MARKET FUND
                        TREASURY PLUS MONEY MARKET FUND
                        100% TREASURY MONEY MARKET FUND

                                 Class A Shares

       Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the CALIFORNIA TAX-FREE MONEY MARKET, GOVERNMENT MONEY MARKET, MONEY MARKET, NATIONAL TAX-FREE MONEY MARKET, TREASURY PLUS MONEY MARKET (formerly, the "Treasury Money Market"), and 100% TREASURY MONEY MARKET FUNDS. The California Tax-Free Money Market Fund offers a single class of shares that is sometimes referred to herein as "Class A shares." Each of the other Funds offers Class A shares. The term "Mutual" has been removed from the name of each Fund. This SAI relates to all such classes of shares.

       This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, Inc., P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Historical Fund Information........................................     1

Investment Restrictions............................................     1

Additional Permitted Investment Activities.........................     7

Risk Factors.......................................................    17

Special Considerations Affecting California Municipal Obligations..    19

Management.........................................................    23

Performance Calculations...........................................    35

Determination of Net Asset Value...................................    41

Additional Purchase and Redemption Information.....................    42

Portfolio Transactions.............................................    43

Fund Expenses......................................................    45

Federal Income Taxes...............................................    46

Capital Stock......................................................    51

Other..............................................................    54

Counsel............................................................    54

Independent Auditors...............................................    54

Financial Information..............................................    54

Appendix...........................................................   A-1

                          HISTORICAL FUND INFORMATION


     The California Tax-Free Money Market Fund was originally organized as a fund of the Company and commenced operations on July 1, 1992.

     The Government Money Market Fund was originally organized as the Pacifica Government Money Market Fund on April 26, 1988, as an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Government Money Market Fund was reorganized as the Company's Government Money Market Fund.

     The Money Market Fund was originally organized as a fund of the Company and commenced operations on July 1, 1992.

     The National Tax-Free Money Market Fund was originally organized as a fund of the Company and commenced operations on April 2, 1996.

     The Treasury Plus Money Market Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacific American Funds. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Fund. The word "Plus" was added to the Fund's name as of August 1, 1998.

     The 100% Treasury Money Market Fund commenced operations on August 1, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The California Tax-Free Money Market Fund and Money Market Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of such Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) by the California Tax-Free Money Market Fund in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) with respect to both Funds, the obligations of the U.S. Government, its agencies or instrumentalities, and
(iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the California Tax-Free Money Market Fund, or other than money market securities with respect to the Money Market Fund, or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to both Funds and except for margin payments in connection with options, futures and options on futures with regard to the California Tax-Free Money Market Fund) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity; nor

     In addition, neither the California Tax-Free Money Market Fund nor the Money Market Fund may make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

The Government Money Market Fund may not:

     (1) invest more than 10% of the aggregate value of its total assets in investments that are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, variable- and floating-rate demand notes requiring receipt of principal note amount on more than seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange);

     (2) borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

     (3) make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectuses or this SAI. The Fund may invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Fund, does not exceed 10% of the value of its total assets;

     (4) invest in companies for the purpose of exercising control or management;

     (5) knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or where otherwise permitted by the 1940 Act;

     (6) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (7) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933 (the "1933 Act"), if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the Fund would exceed 10% of the value of the Fund's total assets;

     (8) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

     (9) sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (2);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its Advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges; nor

     (13) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The National Tax-Free Money Market Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies.

     With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The staff of the U.S. Securities and Exchange Commission ("SEC") takes the position that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

     Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with the diversification requirements under Rule 2a-7.

The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that the Funds may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds will not purchase securities while their borrowings (including reverse repurchase agreements) in excess of 5% of their total assets are outstanding. As a matter of non-fundamental policy, the Funds intend to limit their investments in reverse repurchase agreements to no more than 20% of their total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Funds' total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Funds' investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as each Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that the Funds may purchase or hold debt instruments in accordance with their investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend their portfolio securities in excess of one-third of the value of their total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund, except the 100% Treasury Money Market Fund, may invest up to 25% of its net assets in securities of foreign branches of U.S. banks and U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund, except the California Tax-Free Money Market and Money Market Funds, may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Government Money Market may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds, except the Treasury Plus Money Market and 100% Treasury Money Market Funds, may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds, except the Treasury Plus Money Market Fund and 100% Treasury Money Market Fund, may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds, except the 100% Treasury Money Market Fund, may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund, except the Treasury Plus Money Market and 100% Treasury Money Market Funds, may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds, except the 100% Treasury Money Market Fund, may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 10% of its assets in illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds, except the Treasury Plus Money Market Fund and 100% Treasury Money Market Fund, may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds, except the California Tax-Free Money Market and Money Market Funds, may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit (secured continuously by U.S. Treasury obligations only for the Treasury Plus Money Market

Fund) maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund, and will not exceed 20% of the total assets of the Treasury Plus Money Market Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Government Money Market may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that

Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The California Tax-Free Money Market and National Tax-Free Money Market Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Funds may not invest 20% or more of their respective assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to California obligations, the California Tax-Free Money Market Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or California obligations, specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Municipal Notes
     ---------------

     The California Tax-Free Money Market and National Tax-Free Money Market Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund, except the 100% Treasury Money Market Fund, may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Taxable Investments
     -------------------

     The National Tax-Free Money Market and California Tax-Free Money Market Funds may make certain taxable investments. Pending the investment of proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of market conditions, the National Tax-Free Money Market Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (I) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Ratings Group ("S&P"); (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the National Tax-Free Money Market Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's interestholders when, in the opinion of Wells Fargo Bank, as investment Advisor, it is advisable to do so because of unusual market conditions.

     Unrated and Downgraded Investments
     ----------------------------------

     The Funds, except the Treasury Plus Money Market and 100% Treasury Money Market Funds, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds' procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness ("U.S. Treasury obligations"). The Treasury Plus Money Market Fund may invest in notes and repurchase agreements collateralized or secured by such U.S. Treasury obligations, whereas the 100% Treasury Money Market Fund may not. U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Funds invest may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Plus Money Market [, 100% TREASURY MONEY MARKET] and Government Money Market Funds may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Plus Money Market Fund and 100% Treasury Money Market Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Fund and the National Tax-Free Money Market Fund are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund restrict their investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury historically have involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

     Since the California Tax-Free Money Market Fund invests primarily in securities issued by California and its agencies and municipalities, events in California are more likely to affect the Fund's investments. While the California Tax-Free Money Market Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund is considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Fund will comply with the Internal Revenue Code of 1986, as amended from time to time (the "Code"), diversification requirements.

                       SPECIAL CONSIDERATIONS AFFECTING
                       CALIFORNIA MUNICIPAL OBLIGATIONS


     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

     The California Economy and General Information. From mid-1990 to late 1993, the state suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession.
Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

     However, since the start of 1994, California's economy has been recovering steadily. Employment has grew in excess of 500,000 during 1994 and 1995, and 400,000 additional jobs were created between the fourth quarter of 1996 and the fourth quarter of 1997. This trend is projected to continue through the rest of the decade. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in the Spring of 1998. Because of the improving economy and California's fiscal austerity, the state has had operating surpluses for its past five consecutive fiscal years through 1996-97 and has forecast an overall balanced budget by June 30, 2000. Also, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 15, 1996 and the projected level of the SFEU as of June 30, 1998 was $329 million. However, the Asian economic difficulties since mid-1997 are expected to have had a moderate dampening effect on California's economy. Any delay or reversal of the recovery may create new shortfalls in revenues.

     Local Governments.  On December 6, 1994, Orange County, California became
     -----------------
the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy, and the county's investment rating by Standard & Poors was "B" as of October 31, 1997.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. The county has received federal and state assistance and the proposed fiscal 1999 budget for Los Angeles County is the first in several years that does not begin with an operating deficit. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

     State Finances.  The moneys of California are segregated into the General
     --------------
Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. The 1998-99 Executive Budget projections submitted to the State Legislature in February 1998, forecast a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme

Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

     In 1996, California voters approved "Proposition 218," which added Articles XIIIC and XIIID to the state's Constitution generally requiring voter approval of most tax or fee increases by local governments and curtailing local government use of benefit assessments to fund certain property-related services to finance infrastructure. Proposition 218 also limits the use of special assessments or "property-related" fees to services or infrastructure that confer a "special benefit" to specific property; police, fire and other services are now deemed to benefit the public at large and, therefore, could not be funded by special assessments. Finally, the amendments enable the voters to use their initiative power to repeal previously-authorized taxes, assessments, fees and charges. The interpretation and application of Proposition 218 will ultimately be determined by the courts. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced. It remains to be seen, as such, what impact these Articles will have on existing and future California security obligations.

     The Governor recently proposed that California reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the State Legislature of California as part of the annual budget process.

     Other Information.  Certain debt obligations held by the Funds may be
     -----------------
obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

     Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities or its trading partners in Asia, where California exports $50 billion in goods representing nearly half of $105 billion in total exports, will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupation(s)
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                        University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

                                                           Principal Occupation(s)
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer

                              Compensation Table
                           Year-ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                    from Registrant and
   Name and Position                   from Registrant                      Wells Fargo Fund Complex
   -----------------                   ---------------                      ------------------------
    Jack S. Euphrat                        $25,750                                   $34,500
       Director

    R. Greg Feltus                         $     0                                   $     0
       Director

    Thomas S. Goho                         $25,750                                   $34,500
       Director

   Peter G. Gordon                         $24,250                                   $30,500
       Director

   Joseph N. Hankin                        $25,750                                   $34,500
       Director

   W. Rodney Hughes                        $25,250                                   $33,000
       Director

   Robert M. Joses                         $ 1,500                                   $ 4,000
       Director

   J. Tucker Morse                         $25,250                                   $33,000
       Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust, and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express

Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                       Annual Rate
                  Fund                        (as percentage of net assets)
                  ----                        -----------------------------
     California Tax-Free Money Market                      0.50%
     Government Money Market                               0.25%
     Money Market                                          0.40%
     National Tax-Free Money Market                        0.30%
     Treasury Plus Money Market                            0.25%
     100% Treasury Money Market                            0.25%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                                          Six-Month
                                                                 Year-Ended                              Period Ended
                                                                   3/31/98                                  3/31/97
                                                                   -------                                  -------
        Fund                                           Fees Paid            Fees Waived          Fees Paid           Fees Waived
        ----                                           ---------            -----------          ---------           -----------
California Tax-Free Money Market                      $ 1,558,677           $ 6,538,104         $1,503,717           $1,687,408
Government Money Market                               $    33,874           $   136,176         $   63,059           $   10,775
Money Market                                          $13,524,289           $11,407,557         $8,856,102           $  979,244
National Tax-Free Money Market                        $    45,696           $   176,925         $   19,989           $        0
Treasury Plus Money Market                            $ 1,216,164           $ 3,368,585         $1,518,347           $  751,971
100% Treasury Money Market                                 N/A                   N/A                N/A                 N/A

     California Tax-Free Money Market and Money Market Funds.  For the periods
     -------------------------------------------------------
indicated below, the Money Market and California Tax-Free Money Market Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                       Nine-Month
                                      Period Ended                    Year-ended
                                         9/30/96                       12/31/95
                                         -------                       --------
                                   Fees            Fees          Fees           Fees
           Fund                    Paid           Waived         Paid          Waived
           ----                    ----           ------         ----          ------
     California Tax-Free
      Money Market               $ 4,867,523         $0       $ 4,099,437         $0
     Money Market                $12,729,506         $0       $11,593,678         $0

     Government Money Market and Treasury Plus Money Market Funds.  On January
     ------------------------------------------------------------
12, 1995, San Diego Financial Corporation merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of First Interstate Bank of California, which has since changed its name to First Interstate Capital Management, Inc.

     The Pacifica Government Money Market and Treasury Money Market Funds were reorganized as the Company's Government Money Market and Treasury Plus Money Market Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as Advisor to the Pacifica Government Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the Advisor to the Company's Government Money Market and Treasury Plus Money Market Funds.

     For the fiscal year-ended September 30, 1996, the Government Money Market Fund paid advisory fees of $274,640 and no fees were waived. For the same period, the Treasury Plus Money Market Fund paid advisory fees of $2,442,922 of which $2,073,426 were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM for the period begun April 1, 1996 and ended September 5, 1996.

     During the fiscal year-ended September 30, 1995, the prior Advisor was entitled to receive advisory fees from the predecessor portfolio of the Government Money Market Fund at the same annual rates as those currently in effect. The prior Advisor was entitled to receive $383,269 in fees for the fiscal year-ended September 30, 1995. The Advisor did not waive any fees during these periods.

     For the period indicated below, the advisory fees paid to the former Advisor by the predecessor portfolio of the Treasury Plus Money Market Fund were as shown below. This amount reflects voluntary fee waivers and expense reimbursements by the Advisor.


                                  Year-ended
                                    9/30/95
                                    -------

                                  $1,160,424

     National Tax-Free Money Market Fund.  Prior to the Consolidation, the
     -----------------------------------
National Tax-Free Money Market Fund invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment Advisor. Wells Fargo Bank served as investment Advisor to the Master Portfolio in which the Fund invested and was entitled to receive a monthly fee at the annual rate of 0.30% of the Master Portfolio's average daily net assets.

     For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the National Tax-Free Money Market Fund paid to Wells Fargo Bank $76,987 in advisory fees, and $10,704 in advisory fees were waived during this period.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of each Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of

$120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by each Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and
(ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                                                   Six-Month
                                                       Year-Ended                                 Period Ended
                                                         3/31/98                                     3/31/97
                                                       -----------                                 ----------
          Fund                              Total          Wells        Stephens        Total        Wells       Stephens
          ----                              -----                       --------        -----                    --------
                                                           Fargo                                     Fargo
                                                           -----                                     -----
California Tax-Free Money Market          $1,500,092     $  673,412     $  331,680     $253,836     $ 50,767     $203,069
Government Money Market                   $   41,964     $   28,116     $   13,848     $ 15,761     $  3,152     $ 12,609
Money Market                              $3,861,514     $2,587,214     $1,274,300     $980,282     $196,056     $784,226
National Tax-Free Money Market            $   47,644     $   31,921     $   15,723     $  3,744     $    749     $  2,995
Treasury Plus Money Market                $1,133,896     $  759,710     $  374,186     $483,198     $ 96,640     $386,558
100% Treasury Money Market                    N/A            N/A            N/A           N/A          N/A         N/A

     California Tax-Free Money Market and Money Market Funds.  For the nine-
     -------------------------------------------------------
month period ended September 30, 1996 and the fiscal year-ended December 31, 1995, the California Tax-Free Money Market and Money Market Funds paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during these periods, was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

                                          Nine-Month
                                          Period Ended         Year-ended
          Fund                              9/30/96             12/31/95
          ----                              --------            ---------
California Tax-Free Money Market            $245,966            $ 292,095
Money Market                                $872,577            $ 954,713

     Government Money Market and Treasury Plus Money Market Funds.  The Pacifica
     ------------------------------------------------------------
Government Money Market and Treasury Money Market Funds were reorganized as the Company's Government Money Market and Treasury Money Market Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolio of the Treasury Plus Money Market Fund was administered through April 14, 1996 by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of the Fund's average daily net assets.

     The table below reflects the net amounts paid, and the amounts waived, for administration services by the Funds to Stephens, as sole Administrator to the Funds, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996. During the fiscal year-ended September 30, 1995 Furman Selz was entitled to receive administration services fees and waived administration fees in the amounts indicated below. During the fiscal years-ended September 30, 1996, and September 30, 1995 and the administration fees paid to the Dreyfus Corporation by the Treasury Plus Money Market Fund are listed below.

                                 Year-ended                   Year-ended
                                   9/30/96                      9/30/95
                                   -------                      -------
                             Fees           Fees          Fees            Fees
     Fund                    Paid          Waived         Paid           Waived
     ----                    ----          ------         ----           ------
Government               $  120,179           $0       $255,512          $25,550
  Money Market
Treasury                 $1,745,759           $0       $921,886          $     0
  Money Market

     National Tax-Free Money Market Fund.  For the period begun April 2, 1996
     -----------------------------------
and ended September 30, 1996, Stephens served as sole Administrator to the National Tax-Free Money Market Fund, and received $731 in administration fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Class A shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the indicated Funds may pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class or Fund.

          Fund                                        Fee
          ----                                        ---
Government Money Market                               0.05%
National Tax-Free Money Market                        0.05%
Treasury Plus Money Market                            0.05%
100% Treasury Money Market                            0.05%

     The actual fee payable to the Distributor by the above-indicated Funds is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the California Tax-Free Money Market and Money Market Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     For the year ended March 31, 1998, the Funds' Distributor received the following fees for the distribution-related services, as set forth below, under each Fund's Plan:

                                                             Printing &
                                                              Mailing               Marketing           Compensation
             Fund                           Total            Prospectus             Brochures          to Underwriters
             ----                           -----            ----------             ---------          ---------------
California Tax-Free Money
Market                                   $248,619            $33,470                $215,149                N/A

Government
  Money Market                           $     18            N/A                    $     18                N/A

Money                                    $751,911            $29,367                $722,543                N/A
  Market

National Tax-
  Free Money Market                      $      0            $     0                $      0                N/A

Treasury Plus Money
  Market                                 $ 41,843            $41,826                $     17                N/A

100% Treasury Money                          N/A               N/A                     N/A                  N/A
  Market

     For the periods indicated above, WFSI and its registered representatives received no compensation under each Fund's Plan.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Shareholder
     ---------------------------
Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Class A shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

               Fund                                      Fee
               ----                                      ---
       California Tax-Free Money Market                 0.30%
       Government Money Market                          0.25%
       Money Market                                     0.30%
       National Tax-Free Money Market                   0.25%
       Treasury Plus Money Market                       0.30%
       100% Treasury Plus Money Market                  0.30%

     For the period indicated below, the dollar amounts of shareholder servicing fees paid for each class by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                   Year-Ended
       Fund                                          3/31/98
       ----                                        -----------
       California Tax-Free Money Market
        Class A                                    $ 4,865,940

       Money Market
        Class A                                    $16,168,012

       Government Money Market
        Class A                                    $   170,050

       National Tax-Free Money Market              $         0

       Treasury Plus Money Market
        Class A                                    $   466,221

       100% Treasury Money Market
        Class A                                          N/A

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                             Six-Month            Nine-Month
                                           Period Ended          Period Ended
               Fund                          3/31/97                9/30/96
               ----                          -------                -------
     California Tax-Free Money Market       $1,914,675             $  344,032
     Money Market                           $6,287,325             $7,594,481
     Government Money Market                $   73,835             $  155,369
     National Tax-Free Money Market         $        0             $        0
     Treasury Plus Money Market             $   68,907             $  153,899
     100% Treasury Plus Money Market             N/A                   N/A

          Government Money Market and Treasury Plus Money Market Funds.  For the
          ------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Interstate Bancorp for the Government Money Market and Treasury Plus Money Market Funds, except that for the same period, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Treasury Plus Money Market Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.

          General.  The Servicing Plan will continue in effect from year to year
          -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

          The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

          CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
          ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank receives a net asset-based fee charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also provides portfolio accounting services under the Custody Agreement, and receives fees for such services as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year ended March 31, 1998, the Funds paid the following amount for custody or portfolio accounting services to Wells Fargo Bank.

                                                    Custody Fees
          Fund                                      Paid 3/31/98
          ----                                      ------------
     California Tax-Free Money Market               $  285,406
     Government Money Market                        $   11,359
     Money Market                                   $1,049,145
     National Tax-Free Money Market                 $    6,189
     Treasury Plus Money Market                     $  301,633
     100% Treasury Money Market                         N/A

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets attributable to Class A shares.

     For the year ended March 31, 1998, the Funds paid the following amounts for transfer and dividend disbursing agency services to Wells Fargo Bank:

                                                    Transfer Agency
     Fund                                           Fees Paid 3/31/98
     ----                                           -----------------
     California Tax-Free Money Market               $1,621,980
     Government Money Market                        $   68,020
     Money Market                                   $6,246,988
     National Tax-Free Money Market                 $   19,943
     Treasury Plus Money Market                     $1,014,143
     100% Treasury Money Market                         N/A

     Underwriting Commissions.  The Funds do not assess any front-end sales
     ------------------------
loads or contingent deferred sales charges in connection with the purchase and redemption of shares, and therefore pay no underwriting commissions to the Distributor.


                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

     Performance shown or advertised for the Class A shares of the Government Money Market Fund for periods prior to September 6, 1996, reflects performance of the Pacifica Government Money Market Fund, a predecessor portfolio with the same investment objective and policies as the Government Money Market Fund.

     Performance shown or advertised for the Class A shares of the Treasury Plus Money Market Fund for periods prior to September 6, 1996, reflects performance of the Service Class shares of the Pacifica Treasury Money Market Fund, a predecessor portfolio with the same investment objective and policies and the Treasury Plus Money Market Fund.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended March 31, 1998
     --------------------------------------------------------------------------

                                                               Five         Three          One
          Fund                                 Inception       Year          Year          Year
          ----                                 ---------       -----         ----          ----
California Tax-Free Money Market              2.64%           2.65%         2.92%         2.91%
Government Money Market                       5.33%           4.37%         4.93%         4.93%
Money Market                                  4.22%           4.42%         5.00%         5.07%
National Tax-Free Money Market                2.91%            N/A            N/A         2.93%
Treasury Plus Money Market                    5.47%           4.42%         5.06%         5.06%
100% Treasury Money Market                     N/A             N/A            N/A           N/A

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all

Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------

                                                               Five       Three
               Fund                           Inception        Year        Year
               ----                           ---------        ----        ----
California Tax-Free Money Market                17.72%        13.96%       9.01%
Government Money Market                         67.61%        23.82%      15.55%
Money Market                                    26.86%        24.16%      15.76%
National Tax-Free Money Market                   5.91%         N/A          N/A
Treasury Plus Money Market                      94.61%        24.16%      16.04%
100% Treasury Money Market                         N/A          N/A          N/A

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                        TAX EQUIVALENT YIELD = ( E ) + t
                                                ---
                                            1 - p
                            E = Tax-exempt yield
                            p = stated income tax rate
                            t = taxable yield

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

             Yield for the Applicable Period Ended March 31, 1998
             ----------------------------------------------------

                                                      Seven-Day         Seven-Day                          Thirty-Day
                                     Seven-Day        Effective      Tax-Equivalent      Thirty-Day      Tax-Equivalent
            Fund                       Yield            Yield            Yield/1/          Yield             Yield/1/
            ----                       -----            -----            ------            -----             ------
     California Tax-Free Money
       Market                        2.78%            2.82%               5.07%          2.50%                4.56%
     Government Money Market
                                     4.87%            4.99%                N/A           4.85%                 N/A
     Money Market                    4.93%            5.09%                N/A           4.93%                 N/A
     National Tax-Free Money
         Market                      2.73%            2.77%               3.79%          2.57%                3.57%
     Treasury Plus Money Market
                                     4.93%            5.06%                N/A           4.90%                 N/A
     100% Treasury Plus Money         N/A             N/A                  N/A             N/A                 N/A
        Market

--------------------

1 Based on a combined state and federal income tax rate of 45.22%, except for the National Tax-Free Money Market Fund which is based on a federal tax rate of 28.00%.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The

Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Class A shares of the Government Money Market, 100% Treasury Money Market and Money Market Funds is determined as of 12:00 noon (Pacific time) on each day such Funds are open for business. Net asset value per share for the Class A shares of the California Tax-Free Money Market and National Tax-Free Money Market Funds is determined as of 9:00 a.m. (Pacific time) on each day such Funds are open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares. Net asset value per share of the Treasury Plus Money Market Fund is determined as of 2:00 p.m. (Pacific time) on each day Wells Fargo Bank is open for business.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open on any day Wells Fargo Bank is open. Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the net asset value calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than 12:00 Noon.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the last three fiscal years ended March 31, 1998.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

Fund                               Broker/Dealers                Amount
----                               --------------                ------
California Tax-Free Money          None                          None
 Market

Money Market                       Goldman Sachs & Co.           $130,761,978
                                   J.P. Morgan Securities        $274,907,113
                                   Merrill Lynch                 $199,098,292
                                   Morgan Stanley                $304,047,750

Fund                               Broker/Dealers                Amount
----                               --------------                ------
Government                         Goldman Sachs & Co.           $  9,984,000
  Money Market                     HSBC Securities               $ 10,426,000
                                   J.P. Morgan Securities        $    493,000

National Tax-Free Money            None                          None
  Market

Treasury Money                     Goldman Sachs & Co.           $ 64,665,000
  Market                           HSBC Securities               $310,024,000
                                   J.P. Morgan Securities        $215,434,000
                                   Morgan Stanley                $389,735,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Other Distributions.  For Federal income tax purposes, a Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Funds to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Special Tax Considerations for California Tax-Free Money Market Fund and
------------------------------------------------------------------------
National Tax-Free Money Market Fund
-----------------------------------

General

     The California Tax-Free Money Market Fund and National Tax-Free Money Market Fund intend that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Funds with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In general, exempt-interest dividends will be exempt from Federal income taxation in the hands of the Funds' shareholders. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the Funds will notify its respective shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

     In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

     Distributions other than exempt-interest dividends, including distributions of interest in municipal securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax unless specifically exempted by statute.

     Shares of the California Tax-Free Money Market Fund or National Tax-Free Money Market Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs (including Education IRAs, Spousal IRAs and Roth IRAs) since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Funds.

California Tax-Free Money Market Fund

     Individuals, trusts and estates resident in California will not be subject to California personal income tax on dividends from the California Tax-Free Money Market Fund that represent tax-exempt interest paid on municipal obligations of the State of California, its political subdivisions, direct obligations of the U.S. government and certain other issuers, including Puerto Rico, Guam, and the U.S. Virgin Islands. Such individuals, trusts and estates will be subject to California personal income tax on other distributions received from the California Tax-Free Money Market Fund, including distributions of interest on municipal obligations issued by other issuers and all capital gains.

     Except as noted above with respect to California personal income taxation of individuals, trusts and estates resident in California, dividends and distributions from the California Tax-Free Money Market Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Shareholders of the California Tax-Free Money Market Fund should consult their own tax advisors about other state and local tax consequences of their investments in the Fund, including consequences to California part-year residents, which may be different than the federal income tax consequences of such investments. The Company makes no representations as to California state and local taxes that may be imposed on a corporate investor in the California Tax-Free Money Market Fund and encourages such investors to consult with their own tax advisors.

National Tax-Free Money Market Fund

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are six of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.


                        5% OWNERSHIP AS OF JUNE 30, 1998

                                       NAME AND                       CLASS; TYPE            PERCENTAGE     PERCENTAGE
         FUND                          ADDRESS                       OF OWNERSHIP             OF CLASS       OF FUND
         ----                          -------                       ------------              --------     ----------
CALIFORNIA TAX-FREE           Wells Fargo Bank                      Class A                     72.94%        72.94%
 MONEY MARKET                 P.O. Box 7066                         Beneficially Owned
                              San Francisco, CA  94120

                              Virg. & Co.                           Class A                     10.90%        10.90%
                              Attn:  MF Dept. A88-4
                              POB 9800
                              Calabasas, CA  91372-0800

                              Dean Witter Reynolds                  Class A                      5.19%         5.19%
                              FBO Wells Fargo Securities Inc.
                              5 World Trade Center
                              6th Floor
                              New York, NY  10048

MONEY MARKET                  Wells Fargo Bank                      Class  A                    93.38%        80.46%
                              P.O. Box 7066                         Beneficially Owned
                              San Francisco, CA  94120

GOVERNMENT                    Wells Fargo Bank (Trustee)            Class  A                    38.46%        38.44%
MONEY MARKET                  Choicemaster                          Record Holder
                              Attn: Mutual Funds A88-4
                              P.O. Box 9800
                              Calabasas, CA  91372

                              First Interstate Bank of California   Class  A                    42.63%        42.62%
                              Attn: Fund Accounting ACM Desk        Record Holder
                              26610 W. Agoura Road
                              Calabasas, CA  91302

                              Dean Witter Reynolds                  Class  A                     5.19%         5.19%
                              FBO Wells Fargo Securities Inc.
                              5 World Trade Center
                              6th Floor
                              New York, NY  10048

NATIONAL TAX-                 Wells Fargo Bank                      Class  A                    83.01%        83.01%
FREE MONEY                    P.O. Box 7066                         Beneficially Owned
MARKET                        San Francisco, CA  94120

                              Dean Witter Reynolds                  Class  A                     6.22%         N/A
                              FBO Wells Fargo Securities Inc.       Record Holder
                              5 World Trade Center
                              6th Floor
                              New York, NY  10048

100% TREASURY MONEY           Stephens Inc.                        Class A                     100%          50%
 MARKET                       111 Center Street                    Record Holder
                              Little Rock, AR  72201

       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

       The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

       Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

       The portfolios of investments, audited financial statements and independent auditors' report for the Funds, with the exception of the 100% Treasury Money Market Fund, as of and for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

       Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX


       The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

       Moody's:  The four highest ratings for corporate and municipal bonds are
       -------
"Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P:  The four highest ratings for corporate and municipal bonds are
       ---
"AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

       Moody's:  The highest ratings for state and municipal short-term
       -------
obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

       S&P:  The "SP-1" rating reflects a "very strong or strong capacity to pay
       ---
principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

       Moody's:  The highest rating for corporate and municipal commercial paper
       -------
is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

       S&P:  The "A-1" rating for corporate and municipal commercial paper
       ---
indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

       S&P:  The two highest ratings for corporate notes are "SP-1" and "SP-2."
       ---
The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated August 1, 1998

                          OVERLAND EXPRESS SWEEP FUND

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds -- the OVERLAND EXPRESS SWEEP FUND (the "Fund").

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Historical Fund Information........................................      1

Investment Restrictions............................................      1

Additional Permitted Investment Activities.........................      3

Risk Factors.......................................................      6

Management.........................................................      7

Performance Calculations...........................................     16

Determination of Net Asset Value...................................     20

Additional Purchase and Redemption Information.....................     22

Portfolio Transactions.............................................     23

Fund Expenses......................................................     24

Federal Income Taxes...............................................     25

Capital Stock......................................................     29

Other..............................................................     30

Counsel............................................................     30

Independent Auditors...............................................     31

Financial Information..............................................     31

Appendix...........................................................    A-1

                          HISTORICAL FUND INFORMATION

     The Overland Express Sweep Fund was originally organized on October 1, 1991, as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to a newly created Fund of the Company named the "Overland Express Sweep Fund." Prior to December 12, 1997, the effective date of the Consolidation, the Company's Fund had only minimal assets and liabilities. Upon completion of the Consolidation, the Company's Fund assumed the assets and stated liabilities of the predecessor Overland portfolio. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);

     (7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

     (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     Foreign Obligations
     -------------------

     The Fund may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Illiquid Securities
     -------------------

     The Fund may hold up to 10% of its assets in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     Letters of Credit
     -----------------

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

     Money Market Instruments
     ------------------------

     Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) (U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (c) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Ratings Group ("S&P"), or, if unrated, by comparable qualify as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Repurchase Agreements
     ---------------------

     The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of it's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Fund will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Company and that are not affiliated with Wells Fargo Bank. The Fund, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments
     -------------------

     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment Advisor, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires an immediate sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     U.S. Government Obligations
     ---------------------------

     U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market increase rates increase and rises when market interest rates decrease. Certain types of U.S.

Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

                                 RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing in securities of various issuers and will comply with 1940 Act and Internal Revenue Code of 1986 (the "Code") diversification requirements.

     Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment policies of the Fund's investment advisor, Wells Fargo, have always prohibited the purchase of many types of floating rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the
Fund:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                        Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
----------------------                      ---------                    --------------------
Jack S. Euphrat, 75                         Director                    Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                         Director,                   Executive Vice President of Stephens Inc.;
                                            Chairman and                President of Stephens Insurance Services Inc.;
                                            President                   Senior Vice President of Stephens Sports
                                                                        Management Inc.; and President of Investor
                                                                        Brokerage Insurance Inc.

Thomas S. Goho, 55                          Director                    Associate Professor of Finance of the School
321 Beechcliff Court                                                    of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                                University since 1982.

Peter Gordon, 54                            Director                    Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                                Water Company and President of Crystal Geyser
55 Francisco Street                                                     Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                        Director                    President of Westchester Community College
75 Grasslands Road                                                      since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                                     University Teachers College since 1976.

*W. Rodney Hughes, 71                       Director                    Private Investor.
31 Dellwood Court
San Rafael, CA 94901

                                                                        Principal Occupations
Name, Age and Address                       Position                     During Past 5 Years
----------------------                      ---------                    --------------------
*J. Tucker Morse, 53                        Director                    Private Investor; Chairman of Home Account
4 Beaufain Street                                                       Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                    of Renaissance Properties Ltd.; President of
                                                                        Morse Investment Corporation; and Co-Managing
                                                                        Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                   Chief Operating             Vice President of Stephens Inc.; Director of
                                            Officer,                    Stephens Sports Management Inc.; and Director
                                            Secretary and               of Capo Inc.
                                            Treasurer


                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                               Total Compensation
                                    Aggregate Compensation                      from Registrant
   Name and Position                   from Registrant                    and Wells Fargo Fund Complex
------------------------               ----------------                   ------------------------------
Jack S. Euphrat                          $25,750                                     $34,500
Director

R. Greg Feltus                           $     0                                     $     0
Director

Thomas S. Goho                           $25,750                                     $34,500
Director

Peter G. Gordon                          $24,250                                     $30,500
Director

Joseph N. Hankin                         $25,750                                     $34,500
Director

W. Rodney Hughes                         $25,250                                     $33,000
Director

Robert M. Joses                          $ 1,500                                     $ 4,000
Director

J. Tucker Morse                          $25,250                                     $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets.

     For the period indicated below the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts.

                                                    Three-Month
                                                    Period Ended
                                                      3/31/98
                                                     ----------
Fund                                   Fees Paid                  Fees Waived
----                                   ----------                 ------------
Overland Express Sweep                 $2,679,378                   $104,602

     For the year ended December 31, 1997, the Fund paid to Wells Fargo Bank $5,540,534 in advisory fees and Wells Fargo Bank did not waive any advisory fees. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Prior to the Consolidation, the predecessor portfolio invested all of its assets in the Master Portfolio of MIT and did not retain an investment advisor. Wells Fargo Bank served as Investment Advisor to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets. For the periods indicated below, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                   Year Ended                            Year Ended
                    12/31/96                              12/31/95
                    --------                              --------

       Fees Paid           Fees Waived        Fees Paid            Fees Waived
       ---------           -----------        ---------            -----------
      $3,310,083               $0            $1,902,572              $255,082

     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Funds' average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among

Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland predecessor portfolio under substantially similar terms as those described above.

     For the period indicated below, the Fund paid to Wells Fargo Bank and Stephens the dollar amounts in administration and co-administration fees indicated below.


                                     Three-Month
                                    Period Ended
                                      3/31/98
                                     --------

         Total                      Wells Fargo                Stephens
         -----                      -----------                --------
       $409,092                      $274,092                  $135,000


     For the period indicated below, the Fund paid to Wells Fargo Bank and Stephens the dollar amounts in administration and co-administration fees indicated below. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

                                    Year Ended
                                     12/31/97
                                     --------

         Total                      Wells Fargo                Stephens
         -----                      -----------                --------
      $1,211,007                     $242,201                  $968,806

     Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

     For the periods indicated below, the Overland predecessor portfolio paid the following dollar amounts to Stephens for administration fees:

                 Year Ended                  Year Ended
                  12/31/96                    12/31/95
                  --------                    --------
                  $317,668                    $215,624

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

     Under the Plan and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at the annual rate of up to 0.30% of the Fund's average daily net assets attributable to its shares.

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Prior to the Consolidation, the predecessor portfolio had adopted a Distribution Plan on behalf of its shares providing for payment to the Distributor of up to 0.55% of the predecessor portfolio's average daily net assets.

     For the fiscal year ended December 31, 1997, the Fund's Distributor received the fees indicated below for distribution-related services, as set forth below, under the Fund's Plan.

                      Printing &             Marketing           Compensation
        Total      Mailing Prospectus        Brochures         to Underwriters
        -----      ------------------        ---------         ---------------
     $11,332,851          N/A                   N/A               $11,326,189

     As of January 1, 1998, the Fund changed its fiscal year end from December 31, 1998 to March 31, 1998. For the three month period ended March 31, 1998, the Fund's Distributor received the fees indicated below for distribution-related services, as set forth below, under the Fund's Plan.


                      Printing &             Marketing           Compensation
        Total      Mailing Prospectus        Brochures         to Underwriters
        -----      ------------------        ---------         ---------------
     $1,855,987          $216                 $27,747             $1,828,020


     For the year ended December 31, 1997, and the period ended March 31, 1998, Wells Fargo Securities, Inc. and its registered representatives did not receive any compensation under the Plan.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund's shares or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Fund's shares are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ---------------------------
has entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of its shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of shareholder servicing agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the year ended March 31, 1998, the Fund paid to Wells Fargo Bank or its affiliates $1,855,987 in shareholder servicing fees.

     For the year ended December 31, 1997, the Fund paid to Wells Fargo Bank or its affiliates $6,951,112 in shareholder servicing fees. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan and related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for the Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

     For the year ended December 31, 1997, the predecessor portfolio did not pay any custody fees to Wells Fargo Bank.

     For the three-month period ended March 31, 1998, the Fund paid the following dollar amounts in custody fees, after waivers, to Wells Fargo
Bank:


          Fund                             Custody Fees
          ----                             ------------
   Overland Express Sweep                    $104,821

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets. Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees.

     For the year ended December 31, 1997, the Fund paid $510,100 in compensation for transfer and dividend disbursing agency services to Wells Fargo Bank. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     For the three-month period ended March 31, 1998, the Fund paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:


          Fund                             Transfer Agency Fees
          ----                             --------------------
    Overland Express Sweep                      $618,662


     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of the Fund's shares. Therefore no underwriting commissions are paid to Stephens as the Fund's Distributor.

                            PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The performance of the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance information shown or advertised for the Fund for periods prior to December 12, 1997, reflects the performance of the Overland predecessor portfolio.

     TOTAL RETURN:  The Fund may advertise certain total return information.  As
     ------------
and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended March 31,
     1998
     --------------------------------------------------------------------


                                              Five          Three         One
                             Inception        Year           Year         Year
                             ---------        ----           ----         ----
Overland Express Sweep          3.58%         3.85%          4.49%        4.52%


     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------


                                             Five     Three
                              Inception      Year      Year
                              ---------      ----      ----
Overland Express Sweep          25.68%      20.82%    14.08%


     YIELD CALCULATIONS:  The Fund may, from time to time, include its yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Fund are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

              Yield for the Applicable Period Ended March 31, 1998
              ----------------------------------------------------

                                                 Seven-Day
                                Seven-Day        Effective
                                  Yield            Yield
                                  -----            -----
Overland Express Sweep            4.46%             4.56%

     From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the

Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined as of 9:00 a.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day Wells Fargo Bank is open for trading (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, Wells Fargo Bank typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  For the three years ended March 31, 1998, the Fund
     ---------------------
did not pay any brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Fund owned
     ------------------------------------
securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows:


              Broker/Dealers                 Amount
              --------------                 ------
        Goldman Sachs & Co.                 $254,835,222
        HSBC Securities                     $ 85,000,000
        J.P. Morgan Securities              $ 73,097,000
        Merrill Lynch                       $ 79,771,833
        Morgan Stanley                      $ 26,961,000


     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on it's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.



     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus are fully paid and non-assessable by the Company.

     Set forth below, as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Fund.


                       5% OWNERSHIP AS OF JUNE 30, 1998
                       --------------------------------

                                                    Class; Type      Percentage
Fund            Name and Address                    of Ownership     of Fund
----            ----------------                    ------------     -------

OVERLAND        WFB-Wholesale Sweep                 Single Class     100.00%
EXPRESS SWEEP   3440 Walnut Avenue, Building B      Record Holder
FUND            Attn:  Mimi Johnson, MAC 0247-018
                Fremont, CA  94538-2210

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report as of and for the three-month period ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 10, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

     Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."

     S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.

                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated August 1, 1998

                            PRIME MONEY MARKET FUND

                                    CLASS A


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds -- the PRIME MONEY MARKET FUND (the "Fund"). This SAI relates to the Class A shares of the Fund.

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or by writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Historical Fund Information.............................................      1

Investment Restrictions.................................................      1

Additional Permitted Investment Activities..............................      3

Risk Factors............................................................     11

Management..............................................................     12

Performance Calculations................................................     22

Determination of Net Asset Value........................................     27

Additional Purchase and Redemption Information..........................     28

Portfolio Transactions..................................................     29

Fund Expenses...........................................................     30

Federal Income Taxes....................................................     31

Capital Stock...........................................................     34

Other...................................................................     37

Counsel.................................................................     37

Independent Auditors....................................................     37

Financial Information...................................................     38

Appendix................................................................    A-1

                          HISTORICAL FUND INFORMATION

     The Prime Money Market Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund (the "predecessor portfolio") was reorganized as the Company's Prime Money Market Mutual Fund. The word "Mutual" was dropped from the name of each of the Company's Money Market Funds as of August 1, 1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Asset-Backed Securities
     -----------------------

     The Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on income (including interest, distribution and disposition proceeds), the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Foreign Obligations
     -------------------

     The Prime Money Market Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its net assets in illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. The Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association

("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that the adviser's assumptions about prepayments are inaccurate, these securities may expose the Fund, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest more than 20% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Repurchase Agreements
     ---------------------

     The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements. The Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated and Downgraded Investments
     ----------------------------------

     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Fund may invest in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality." High quality" means to be rated in the top two rating categories by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment adviser, under guidelines adopted by the Board of Directors of the Company.

     The Fund seeks to reduce risk by investing its assets in securities of various issuers and the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations
Name, Age and Address         Position            During Past 5 Years
---------------------         --------            ----------------------
Jack S. Euphrat, 75           Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46           Director,           Executive Vice President of Stephens, Inc.,
                              Chairman and        President of Stephens Insurance Services Inc.;
                              President           Senior Vice President of Stephens Sports
                                                  Management Inc.; and President of Investor
                                                  Brokerage Insurance Inc.

Thomas S. Goho, 55            Director            Associate Professor of Finance of the School
321 Beechcliff Court                              of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                          University since 1982.

Peter G. Gordon, 54                               Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.      Director            Water Company and President of Crystal Geyser
55 Francisco Street                               Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57          Director            President of Westchester Community College
75 Grasslands Road                                since 1971; Adjunct Professor of Columbia
Valhalla, NY 10595                                University Teachers College since 1976.

*W. Rodney Hughes, 71         Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53          Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                 Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                              of Renaissance Properties Ltd.; President of
                                                  Morse Investment Corporation; and Co-Managing
                                                  Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Chief Operating     Vice President of Stephens, Inc.,  Director of
                              Officer,            Stephens Sports Management Inc.; and Director
                              Secretary and       of Capo Inc.
                              Treasurer

                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                               Total Compensation
                              Aggregate Compensation           from Registrant and
   Name and Position             from Registrant            Wells Fargo Fund Complex
   -----------------             ---------------            ------------------------
   Jack S. Euphrat                 $25,750                             $34,500
   Director

   R. Greg Feltus                  $     0                             $     0
   Director

   Thomas S. Goho                  $25,750                             $34,500
   Director

   Peter G. Gordon                 $24,250                             $30,500
   Director

   Joseph N. Hankin                $25,750                             $34,500
   Director

   W. Rodney Hughes                $25,250                             $33,000
   Director

   Robert M. Joses                 $ 1,500                             $ 4,000
   Director

   J. Tucker Morse                 $25,250                             $33,000
   Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for

Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within the fund complexes for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory services
     -------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

     For the periods indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                     Six-Month
                                                 Year-Ended                         Period Ended
                                                   3/31/98                             3/31/97
                                                   -------                             -------

           Fund                         Fees Paid       Fees Waived        Fees Paid        Fees Waived
           ----                         ---------       -----------        ---------        -----------
   Prime Money Market                   $1,174,300      $3,028,364         $1,311,073        $568,969

     The Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Prime Money Market Fund. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Prime Money Market Fund.

     For the period begun April 1, 1996, and ended September 5, 1996, the predecessor portfolio paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Fund paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

                                              Six-Month
                                             Period Ended
                                               9/30/96
                                               -------

                    Fund           Fees Paid           Fees Waived
                    ----           ---------           -----------
   Prime Money Market              $1,845,269          $1,553,968

     For the period indicated below, the advisory fees paid to the former adviser by the predecessor portfolio of the Fund were as shown below. This amount reflects voluntary fee waivers and expense reimbursements by the advisor.

                                      Year Ended
               Fund                     9/30/95
               ----                     -------
    Prime Money Market                $   693,315

     General. The Fund's Advisory Contract will continue in effect for more than
     -------
two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR. Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to the Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Fund's assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the

Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator to the Fund and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                                        Six-Month
                                                Year-Ended                             Period Ended
                                                  3/31/98                                3/31/97
                                                ----------                             ------------

                                                  Wells                                   Wells
     Fund                          Total          Fargo       Stephens       Total        Fargo          Stephens
     ----                          -----          -----       --------       -----        -----          --------
Prime Money Market               $1,047,654       $701,928    $345,726       $400,123     $80,025        $320,098

     The Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolio provided management and administration services necessary for the operation of such portfolio pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

     The predecessor portfolio of the Fund was administered through April 21 by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of such predecessor portfolio's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as the Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

     The following table reflects the administration fees which the respective Administrators of the Fund and its predecessor portfolio were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolio during the period begun October 1, 1995 and ended September 5, 1996.

                              Year Ended
            Fund               9/30/96
            ----              ----------
   Prime Money Market         $1,230,872

     During the fiscal year ended September 30, 1995, the administration fees paid to Dreyfus by the predecessor portfolio of the Fund were as follows:

                             Year Ended
          Fund                 9/30/95
          ----                 -------
Prime Money Market            $577,763

     DISTRIBUTOR. Stephens (the "Distributor") located at 111 Center Street,
     -----------
Little Rock, Arkansas, 72201, serves as distributor for the Fund. The Fund has adopted a distribution plan (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

     Under the Plan and pursuant to the related Distribution Agreement, the Fund may pay Stephens 0.05% of the average daily net assets attributable to the Fund's Class A shares as compensation for distribution-related services provided or reimbursement for distribution-related expenses incurred.

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD.

     The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the year-ended March 31, 1998, the Fund's Distributor received the following fees for the distribution-related services, as set forth below, under the Fund's Plan for Class A shares:

                                   Printing &
                                     Mailing      Marketing      Compensation to
          Fund           Total     Prospectus     Brochures        Underwriters
          ----           -----     ----------     ---------        ------------
Prime Money Market --
Class A                  $40,529      $993        $39,536               N/A


     For the periods indicated above, WFSI and its registered representatives received no compensation under the Fund's Plan.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ----------------------------
have entered into related shareholder servicing agreements, on behalf of the Class A shares, with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30%, (0.25% prior to September 1, 1997) on an annualized basis, of the average daily net assets of the Class A shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period indicated below, the dollar amounts of shareholder servicing fees paid by the Fund on behalf of its Class A shares to Wells Fargo Bank or its affiliates, were as follows:

                                                        Six-Month
                                   Year-Ended          Period Ended
          Fund                       3/31/98             3/31/97
          ----                       -------             -------
      Prime Money Market            $996,870            $353,671

     For the period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The Class A shares of the Fund paid shareholder servicing fees, after waivers, for the fiscal year ended September 30, 1996 as indicated below:


                                     Year Ended
          Fund                         9/30/96
          ----                         -------
     Prime Money Market                $ 801,388

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for the Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year-ended March 31, 1998, the Fund paid the following custody fees, after waivers, to Wells Fargo Bank:

                                                       Year Ended
          Fund                                          3/31/98
          ----                                          -------
   Prime Money Market                                   $ 280,730

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets of the Class A shares.

     For the year-ended March 31, 1998, the Fund paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers, to Wells Fargo Bank:


                                  Year-Ended
                                   3/31/98
                                   -------
                                   $853,431

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of the Fund's shares. Therefore, no underwriting commissions are paid to Stephens as the Distributor of the Fund's Class A shares.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or a class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund or its Class A shares may be useful in reviewing the performance of the Fund or a class of shares and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of a class of shares in the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance shown or advertised for the Class A shares of the Fund prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, which commenced operations on October 1, 1995. Performance shown or advertised for the Class A shares of the Fund prior to October 1, 1995 reflects performance of the Service shares of the predecessor portfolio, which commenced operations on October 1, 1985.

     AVERAGE ANNUAL TOTAL RETURN:  The Fund may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Fund.

Average Annual Total Return for the Applicable Period Ended March 31, 1998
--------------------------------------------------------------------------

          Fund                One Year   Three Year   Five Year   Ten Year
          ----                --------   ----------   ---------   --------
Prime Money Market Class A     5.24%        5.25%        4.57%      5.46%

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

  Cumulative Total Return for the Applicable Period Ended March 31, 1998
   ----------------------------------------------------------------------


        Fund                       Three Year     Five Year      Ten Year
        ----                       ----------     ---------      --------
 Prime Money Market - Class A        16.60%         25.04%         70.18%

     YIELD CALCULATIONS:  The Fund may, from time to time, include its yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)6 -1]
                                      -----
                                      Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yield for the Fund is based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

             Yield for the Applicable Period Ended March 31, 1998
             ----------------------------------------------------

                                                       Seven-Day
                                   Seven-Day           Effective      Thirty-Day
          Fund                       Yield               Yield           Yield
          ----                       -----               -----           -----
 Prime Money Market - Class A        5.14%               5.27%           5.06%

     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Company may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund;

(ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Fund through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Class A shares of the Fund is determined as of 12:00 noon (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open on any day Wells Fargo Bank is open. Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Fund did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the three years ended March 31, 1998.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or their parents, as defined in the Act as follows:


       Fund                   Broker/Dealers           Amount
       ----                   --------------           ------
Prime Money Market            Goldman Sachs & Co.      $270,904,000
                              J.P. Morgan Securities   $140,088,599
                              Merrill Lynch            $ 74,117,500
                              Morgan Stanley           $164,688,217

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. fiduciaries have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.


     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund or a class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                       5% OWNERSHIP AS OF JUNE 30, 1998
                       --------------------------------

                                             CLASS; TYPE              PERCENTAGE      PERCENTAGE
Fund           Name and Address              of Ownership             of  Class      of Portfolio
----           ----------------              ------------             ---------      ------------
PRIME MONEY    Virg & Co.                    Class A                  28.31%              6.03%
MARKET FUND    Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 9800
               Calabasas, CA 91372

               Hare & Co.                    Class A                  44.30%              9.43%
               Bank of New York              Record Holder
               One Wall Street, 2nd Floor
               Attn:  STIF/Master Note
               New York, NY  10005

               Dean Witter Reynolds          Class A                  24.38%              5.19%
               FBO Wells Fargo               Record Holder
                Securities Inc.
               5 World Trade Center
               6th Floor
               New York, NY  10048

               Wells Fargo Bank              Institutional Class       6.00%              N/A
               Attn: Investment Sweep T-15   Record Holder
               1300 SW Fifth Avenue
               Portland, OR  97201

               Hare & Co.                    Institutional Class      13.55%             12.70%
               Bank of New York              Record Holder
               One Wall Street, 2nd Floor
               Attn:  STIF/Master Note
               New York, NY  10005

               Virg. & Co.                   Institutional Class      42.04%             12.70%
               Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 8900
               Calabasas, CA  91372

PRIME MONEY    Virg. & Co.                   Service Class            10.63%              N/A
MARKET FUND    Attn:  MF Dept. A88-4         Record Holder
               P.O. Box 8900
               Calabasas, CA  91372

                                             CLASS; TYPE              PERCENTAGE      PERCENTAGE
FUND           NAME AND ADDRESS              OF OWNERSHIP             OF  CLASS      OF PORTFOLIO
----           ----------------              ------------             ---------      ------------
               Hare & Co.                    Service Class            36.64%              8.94%
               Bank of New York              Record Holder
               One Wall Street, 2nd Floor
               Attn:  STIF/Master Note
               New York, NY  10005

               Wired Ventures Inc.           Administrative Class      9.87%               N/A
               Attn:  Spero Matthews         Record Holder
               520 3rd Street
               San Francisco, CA  94107

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 1, 1998

                            PRIME MONEY MARKET FUND

                        TREASURY PLUS MONEY MARKET FUND

                              ADMINISTRATIVE CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two funds in the Stagecoach Family of Funds -- the PRIME MONEY MARKET and TREASURY PLUS MONEY MARKET FUNDS (each a "Fund" and collectively, the "Funds") . The word "Mutual" was removed from the name of each of the Company's money market funds. This SAI relates to the Administrative Class shares of each Fund.

     This SAI is not a Prospectus and should be read in conjunction with each Fund's Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Historical Fund Information............................................   1

Investment Restrictions................................................   1

Additional Permitted Investment Activities.............................   3

Risk Factors...........................................................  11

Management.............................................................  13

Performance Calculations...............................................  20

Determination of Net Asset Value.......................................  25

Additional Purchase and Redemption Information.........................  27

Portfolio Transactions.................................................  27

Fund Expenses..........................................................  29

Federal Income Taxes...................................................  29

Capital Stock..........................................................  33

Other..................................................................  37

Counsel................................................................  37

Independent Auditors...................................................  37

Financial Information..................................................  38

Appendix............................................................... A-1

                          HISTORICAL FUND INFORMATION

     The Prime Money Market Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Fund. The Administrative Class shares commenced operations on December 15, 1997. Performance shown or advertised for the Administrative Class shares of the Funds for periods prior to December 15, 1997, the commencement of operations for such shares, reflects the performance of the Service Class shares of the respective Fund.

     The Treasury Plus Money Market Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Fund operated as a portfolio of the Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Fund. The word "Plus" was added to the Fund's name on August 1, 1998.

     The Administrative Class shares commenced operations on December 15, 1997. Performance shown or advertised for the Administrative Class shares of the Funds for periods prior to December 15, 1997, the commencement of operations for such shares, reflects the performance of the Service Class shares of the respective Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of

5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Funds' total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Prime Money Market Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Prime Money Market Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Prime Money Market Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     The Prime Money Market Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 10% of its net assets in illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Prime Money Market Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Prime Money Market Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The Prime Money Market Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest more than 20% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated and Downgraded Investments
     ----------------------------------

     The Prime Money Market Fund (but not the Treasury Plus Money Market Fund) may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Plus Money Market Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Plus Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury STRIPS are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Plus Money Market Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

       . capped floaters (on which interest is not paid when market rates move above a certain level);

       . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

       . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

       . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

       . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Plus Money Market Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above.
Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
Jack S. Euphrat, 75                    Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                    Director,           Executive Vice President of Stephens Inc.;
                                       Chairman and        President of Stephens Insurance Services Inc.;
                                       President           Senior Vice President of Stephens Sports
                                                           Management Inc.; and President of Investor
                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                     Director            Associate Professor of Finance of the School
321 Beechcliff Court                                       of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                   University since 1982.

Peter G. Gordon, 54                    Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street                                        Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                   Director            President of Westchester Community College
75 Grasslands Road                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY 10595                                         University Teachers College since 1976.

*W. Rodney Hughes, 71                  Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                   Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                       of Renaissance Properties Ltd.; President of
                                                           Morse Investment Corporation; and Co-Managing
                                                           Partner of Main Street Ventures.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            ---------------------
Richard H. Blank, Jr., 41              Chief Operating     Vice President of Stephens Inc.; Director of
                                       Officer,            Stephens Sports Management Inc.; and Director
                                       Secretary and       of Capo Inc.
                                       Treasurer

                               Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                                            Total Compensation
                                                     Aggregate Compensation                 from Registrant and
Name and Position                                        from Registrant                  Wells Fargo Fund Complex
-----------------                                    ----------------------               ------------------------
Jack S. Euphrat                                              $25,750                               $34,500
Director

R. Greg Feltus                                               $     0                               $     0
Director

Thomas S. Goho                                               $25,750                               $34,500
Director

Peter G. Gordon                                              $24,250                               $34,500
Director

Joseph N. Hankin                                             $25,750                               $34,500
Director

W. Rodney Hughes                                             $25,250                               $33,000
Director

Robert M. Joses                                              $ 1,500                               $ 4,000
Director

J. Tucker Morse                                              $25,250                               $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland

Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets.

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                Six-Month
                                             Year-Ended                        Period Ended
                                               3/31/98                            3/3197
                                             -----------                      -------------
      Fund                          Fees Paid       Fees Waived       Fees Paid        Fees Waived
      ----                          ---------       -----------       ---------        -----------
Prime Money Market                  $1,174,300       $3,028,364       $1,311,073         $568,969
Treasury Plus Money Market          $1,216,164       $3,368,585       $1,518,347         $751,971

     The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market and Treasury Plus Money Market Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo

Bank became the advisor to the Company's Prime Money Market Mutual and Treasury Plus Money Market Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                                      Year Ended
                                                        9/30/96
                                                      ----------

      Fund                                   Fees Paid         Fees Waived
      ----                                  ----------         -----------
Prime Money Market                          $1,845,269         $1,553,968
Treasury Plus Money Market                  $2,442,922         $2,073,426

     For the periods indicated below, the advisory fees paid to the former advisor by the predecessor portfolios of the Prime Money Market Mutual and Treasury Plus Money Market Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the advisor. Prior to October 1, 1994, all of these fees were, in turn, paid by the advisor to its affiliates which served as investment sub-advisors during the periods indicated.

                                                 Year Ended
      Fund                                        9/30/95
      ----                                       ----------
Prime Money Market                               $  693,315
Treasury Plus Money Market                       $1,160,424

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of each Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of

$120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Funds to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by each Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at an annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at an annual rate of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank, for a monthly fee at an annual rate of 0.05% of the Fund's average daily net assets.

     For the periods indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                                                       Six Month
                                                       Year-Ended                                     Period Ended
                                                        3/31/98                                          3/31/97
                                                       -----------                                    ------------

                                                         Wells                                            Wells
      Fund                              Total            Fargo           Stephens          Total          Fargo        Stephens
      ----                              -----            -----           --------          -----          -----        --------
Prime Money Market                     $1,047,654       $701,928         $345,726         $400,123       $80,025       $320,098
Treasury Plus Money Market             $1,133,896       $759,710         $374,186         $483,198       $96,640       $386,558

     The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market and Treasury Plus Money Market Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolios of the Prime Money Market and Treasury Plus Money Market Funds were administered through April 21, 1996 and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and begun October 1, 1996 and ended January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

     The following table reflects the total administration fees which the respective administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                                           Year Ended
           Fund                                              9/30/96
           ----                                            ----------
     Prime Money Market                                    $1,230,872
     Treasury Plus Money Market                            $1,745,759

     During the fiscal year ended September 30, 1995, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market and Treasury Plus Money Market Funds were as follows:

                                                           Year Ended
           Fund                                              9/30/95
           ----                                            ----------
     Prime Money Market                                      $577,763
     Treasury Plus Money Market                              $921,886

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
     ----------------------------
have entered into related Shareholder Servicing Agreements, on behalf of the Administrative Class shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder

Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.15%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period begun December 15, 1997 and ended March 31, 1998, the following amounts of shareholder servicing fees were paid by the Funds' Administrative Class shares:

                                                          Shareholder
         Fund                                            Servicing Fees
         ----                                            --------------
   Prime Money Market                                       $320,205

   Treasury Plus Money Market                               $ 82,533

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year-ended March 31, 1998, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:

        Fund                                              Custody Fees
        ----                                              ------------
   Prime Money Market                                       $280,730

   Treasury Plus Money Market                               $301,633

     Transfer and Dividend Disbursing Agent.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of each Fund's average daily net assets of the Administrative Class shares.

     For the year-ended March 31, 1998, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

         Fund                                            Transfer Agency Fees
         ----                                            --------------------
    Prime Money Market                                         $  853,431

    Treasury Plus Money Market                                 $1,014,143

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of the Administrative Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                            PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Administrative Class shares of the Prime Money Market Fund for periods prior to December 15, 1997, the commencement of operations for such shares, reflects the performance of the Service Class shares of the Fund.

     Performance shown or advertised for the Administrative Class shares of the Treasury Plus Money Market Fund for periods prior to December 15, 1997, the commencement of operations for such shares, reflects the performance of the Service Class shares of the Fund.

     See "Historical Fund Information."

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

Average Annual Total Return for the Applicable Period Ended March 31, 1998
--------------------------------------------------------------------------


   Administrative                         Ten             Five         Three          One
       Class                              Year            Year          Year          Year
   --------------                         -----           -----         -----         -----
Prime Money Market                        5.46%           4.68%         5.32%         5.18%
Treasury Money Market                     5.25%           4.54%         5.15%         5.01%

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------


   Administrative                         Ten             Five          Three
       Class                              Year            Year           Year
   --------------                         ------          ------        ------
Prime Money Market                        70.18%          25.78%        16.82%
Treasury Money Market                     67.00%          89.65%        24.87%

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or
 5.39% for thirty-day yield), with the resulting yield figure carried to at 5.18%the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1


              Yield for the Applicable Period Ended March 31, 1998
              ----------------------------------------------------

                                                      Seven-Day
                                       Seven-Day      Effective     Thirty-Day
     Fund                                Yield         Yield           Yield
     ----                                -----         -----           -----
     Prime Money Market                   5.39%        5.54%          5.31%
     Treasury Plus Money Market           5.18%        5.32%          5.15%

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share of the Prime Money Market Mutual Fund is determined as of 12:00 noon (Pacific time) on each day the Fund is open for business. Net asset value per share of the Treasury Plus Money Market Fund is determined as of 2:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open on any day Wells Fargo Bank is open. Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next business day.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the past three years-ended March 31, 1998.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:


          Fund                  Broker/Dealers               Amount
          ----                  --------------               ------
     Prime Money Market         Goldman Sachs & Co.        $270,904,000
                                J.P. Morgan                $140,088,599
                                Merrill Lynch              $ 74,117,500
                                Morgan Stanley             $164,688,217


Treasury Plus Money Market      Goldman Sachs & Co.        $ 64,665,000
                                HSBC Securities            $310,024,000
                                J.P. Morgan Securities     $215,434,000
                                Morgan Stanley             $389,735,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Other Distributions.  For Federal income tax purposes, a Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is

"effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Administrative Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------

                                                             CLASS; TYPE                   PERCENTAGE    PERCENTAGE
Fund                     Name and Address                   of Ownership                    of Class    of Portfolio
----                     ----------------                   ------------                   ----------   ------------
PRIME MONEY MARKET FUND  Wired Ventures Inc.                Administrative Class             9.87%          N/A
                         Attn:  Spero Matthews              Record Holder
                         520 3rd Street
                         San Francisco, CA  94107

                         Virg & Co.                         Class A                         28.31%          6.03%
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA 91372-0800

                         Hare & Co.                         Class A                         44.30%          9.43%
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Dean Witter Reynolds               Class A                         24.38%          5.19%
                         FBO Wells Fargo Securities Inc.    Record Holder
                         5 World Trade Center, 6th Floor
                         New York, NY  10048

                         Wells Fargo Bank                   Institutional Class              6.00%          N/A
                         Attn: Investment Sweep T-15        Record Holder
                         1300 S.W. Fifth Avenue
                         Portland, OR  97201-5688

                         Virg & Co.                         Institutional Class             42.04%         12.70%
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA 91372-0800

                         Hare & Co.                         Institutional Class             13.55%          N/A
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Virg & Co.                         Service Class                   10.63%          N/A
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA 91372-0800

                         Hare & Co.                         Service Class                   36.64%          8.94%
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

TREASURY PLUS MONEY      Wells Fargo Bank Agent             Administrative Class            19.96%          1.37%
 MARKET FUND             FBO Orlandi #143242                Beneficially Owned
                         Mutual Funds #0187-112 AU #6971
                         201 Third Street 11th Fl
                         San Francisco, CA  94163


                                                             CLASS; TYPE                   PERCENTAGE    PERCENTAGE
Fund                     Name and Address                   of Ownership                    of Class    of Portfolio
----                     ----------------                   ------------                   ----------   ------------
                         Wells Fargo Bank Agent for         Administrative Class             5.38%          N/A
                         Interlink Computer Science 146952  Beneficially Owned
                         c/o SSP MAC 0187-112
                         201 Third Street 11th Fl
                         San Francisco, CA  94163

                         EKOS Corporation                   Administrative Class             6.57%          N/A
                         22122 20th Avenue, S.E.            Beneficially Owned
                         Suite 148
                         Bothell, WA  98021

                         Wells Fargo Bank                   Institutional Class             35.57%          8.28%
                         Attn: Investment Sweep T-15        Record Holder
                         1300 S.W. Fifth Avenue
                         Portland, OR  97201-5688

                         Virg. & Co.                        Institutional Class             28.57%          6.65%
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         Castle Tower Holding Corporation   Institutional Class              8.93%          N/A
                         510 Bering Drive, Suite 310        Record Holder
                         Houston, TX  77057

                         Hare & Co.                         Institutional Class              8.49%          N/A
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Virg. & Co.                        Class A                         29.50%          5.66%
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         WFB-Wholesale Sweep                Class A                         45.09%          8.65%
                         155 Fifth St. MAC 0106-066         Record Holder
                         San Francisco, CA  94103

                         Hare & Co.                         Class A                          5.28%          N/A
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Fl.
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                         Dean Witter Reynolds               Class A                         15.09%          N/A
                         FBO Wells Fargo Securities Inc.    Record Holder
                         5 World Trade Center, 6th Floor
                         New York, NY  10048

                         Hare & Co.                         Class E                        100.00%         35.93%
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Fl.
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                                                             CLASS; TYPE                   PERCENTAGE    PERCENTAGE
Fund                     Name and Address                   of Ownership                    of Class    of Portfolio
----                     ----------------                   ------------                   ----------   ------------
                         Hare & Co.                         Service Class                   50.98%          7.52%
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Fl.
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                         Wells Fargo Bank, TTEE             Service Class                    9.08%          N/A
                         FBO Choicemaster                   Record Holder
                         Attn:  Mutual Funds
                         P.O. Box 9800
                         Calabasas, CA  91372-080

                         Virg. & Co.                        Service Class                   20.05%          N/A
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditors' reports for the Funds for the year ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9th, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.

                          Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated August 1, 1998

                            PRIME MONEY MARKET FUND
                        TREASURY PLUS MONEY MARKET FUND
                        100% TREASURY MONEY MARKET FUND

                                 SERVICE CLASS


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the PRIME MONEY MARKET, TREASURY PLUS MONEY MARKET and 100% TREASURY MONEY MARKET FUNDS. This SAI relates to the Service Class shares of each Fund.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, Inc., P.O. Box 7066, San Francisco, CA
94120-7066.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Historical Fund Information............................................    1

Investment Restrictions................................................    1

Additional Permitted Investment Activities.............................    3

Risk Factors...........................................................   11

Management.............................................................   13

Performance Calculations...............................................   21

Determination of Net Asset Value.......................................   26

Additional Purchase and Redemption Information.........................   28

Portfolio Transactions.................................................   29

Fund Expenses..........................................................   30

Federal Income Taxes...................................................   31

Capital Stock..........................................................   35

Other..................................................................   39

Counsel................................................................   39

Independent Auditors...................................................   39

Financial Information..................................................   39

Appendix...............................................................  A-1

                          HISTORICAL FUND INFORMATION


     The Prime Money Market Fund commenced operations on April 30, 1981, as Pacific American Liquid Assets, Inc. It was reorganized as the Pacific American Money Market Portfolio, a portfolio of the Pacific American Funds, on October 1, 1985. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund. On September 6, 1996, the Pacifica Prime Money Market Fund was reorganized as the Company's Prime Money Market Fund. The word "Mutual" was dropped from the name of each of the Company's Money Market Funds as of August 1, 1998.

     The Treasury Plus Money Market Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacifica American Funds. The Fund operated as a portfolio of the Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Fund. The word "Plus" was added to the Fund's name as of August 1, 1998.

     The 100% Treasury Money Market Fund commenced operations on August 1,
1998.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Funds may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds will not purchase securities while their borrowings (including reverse repurchase agreements) in excess of 5% of their total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend their portfolio securities in excess of one-third of the value of their total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Prime Money Market Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Prime Money Market Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Prime Money Market Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds, except the 100% Treasury Money Market Fund, may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     The Prime Money Market Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds, except the 100% Treasury Money Market Fund, may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 10% of its net assets in illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Prime Money Market Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Prime Money Market Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The Prime Money Market Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest more than 20% of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Other Investment Companies
     --------------------------

     The Funds, except the 100% Treasury Money Market Fund, may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund, except the 100% Treasury Money Market Fund, may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily.

The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements. The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated and Downgraded Investments
     ----------------------------------

     The Prime Money Market Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness ("U.S. Treasury obligations"). The Treasury Plus Money Market Fund may invest in notes and repurchase agreements collateralized or secured by such obligations, whereas the 100% Treasury Money Market Fund may not. U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Funds invest may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Plus Money Market Fund [, AND 100% TREASURY MONEY MARKET FUND] may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Plus Money Market Fund and 100% Treasury Money Market Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment advisor, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers and the Prime Money Market Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Plus Money Market Fund and 100% Treasury Money Market Fund restrict their investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                   Principal Occupations
Name, Age and Address            Position          During Past 5 Years
---------------------            --------          -------------------
Jack S. Euphrat, 75              Director          Private Investor.
415 Walsh Road
Atherton, CA 94027


*R. Greg Feltus, 46              Director,         Executive Vice President of
                                 President and     Stephens Inc.; President of
                                 Chairman          Stephens Insurance Services
                                                   Inc.; Senior Vice President
                                                   of Stephens Sports Management
                                                   Inc.; and President of
                                                   Investor Brokerage Insurance
                                                   Inc.

Thomas S. Goho, 55               Director          Associate Professor of
321 Beechcliff Court                               Finance of the School of
Winston-Salem, NC  27104                           Business and Accounting at
                                                   Wake Forest University since
                                                   1982.

Peter G. Gordon, 54              Director          Chairman and Co-Founder of
Crystal Geyser Water Co.                           Crystal Geyser Water Company
55 Francisco Street                                and President of Crystal
San Francisco, CA  94133                           Geyser Roxane Water Company
                                                   since 1977.

Joseph N. Hankin, 57             Director          President of Westchester
75 Grasslands Road                                 Community College since 1971;
Valhalla, NY 10595                                 University Teachers College
                                                   since 1976.

*W. Rodney Hughes, 71            Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

                                                   Principal Occupations
Name, Age and Address            Position          During Past 5 years
---------------------            --------          -------------------

*J. Tucker Morse, 53             Director          Private Investor; Chairman of
4 Beaufain Street                                  Home Account Network, Inc.
Charleston, SC 29401                               Real Estate Developer;
                                                   Chairman of Renaissance
                                                   Properties Ltd.; President of
                                                   Morse Investment Corporation;
                                                   and Co-Managing Partner of
                                                   Main Street Ventures

Richard H. Blank, Jr., 41        Chief Operating   Vice President of Stephens
                                 Officer,          Inc.; Director of Stephens
                                 Secretary and     Sports Management Inc.; and
                                 Treasurer         Director of Capo Inc.



                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                           Total Compensation
                            Aggregate Compensation         from Registrant and
   Name and Position           from Registrant         Wells Fargo Fund Complex
   -----------------           ---------------         ------------------------
     Jack S. Euphrat              $25,750                       $34,500
       Director

     R. Greg Feltus               $     0                       $     0
       Director

     Thomas S. Goho               $25,750                       $34,500
       Director

     Peter G. Gordon              $24,250                       $30,500
       Director

     Joseph N. Hankin             $25,750                       $34,500
       Director

     W. Rodney Hughes             $25,250                       $33,000
       Director

     Robert M. Joses              $ 1,500                       $ 4,000
       Director

     J. Tucker Morse              $25,250                       $33,000
       Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust, and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets.

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                              Six-Month
                                              Year-Ended                     Period Ended
                                                3/31/98                         3/31/97
                                              ----------                      ----------
           Fund                       Fees Paid      Fees Waived      Fees Paid      Fees Waived
           ----                       ---------      -----------      ---------      -----------
   Prime Money Market                $1,174,300       $3,028,364     $1,311,073       $568,969
   Treasury Plus Money Market        $1,216,164       $3,368,585     $1,518,347       $751,971
   100% Treasury Plus Money            N/A             N/A             N/A              N/A
      Market

     Prime Money Market and Treasury Plus Money Market Fund Funds.  The Pacifica
     ------------------------------------------------------------
Prime Money Market and Treasury Money Market Fund Funds were reorganized as the Company's Prime Money Market and Treasury Plus Money Market Fund Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Prime Money Market and Treasury Money Market Fund Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Prime Money Market and Treasury Plus Money Market Fund Funds.

     For the period begun April 1, 1996, and ended September 5, 1996, the predecessor portfolios paid to FICM/WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

                                                Period Ended
                                                   9/30/96
                                                   -------
          Fund                           Fees Paid        Fees Waived
          ----                           ---------        -----------
     Prime Money Market                  $1,845,269       $1,553,968
     Treasury Plus Money Market          $2,442,922       $2,073,426

     For the period indicated below, the advisory fees paid to the former advisor by the predecessor portfolios of the Prime Money Market and the Treasury Plus Money Market Fund Funds were as shown below. This amount reflects voluntary fee waivers and expense reimbursements by the advisor.


                              Year Ended
          Fund                 9/30/95
          ----                 -------
Prime Money Market            $  693,315
Treasury Plus Money Market    $1,160,424

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of each Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by each Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at an annual rate of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank, for a monthly fee at an annual rate of 0.05% of each Fund's average daily net assets.

     For the periods indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                                   Six-Month
                                           Year-Ended                             Period Ended
                                            3/31/98                                 3/31/97
                                           ----------                               -------
                                               Wells                                 Wells
           Fund                  Total         Fargo      Stephens       Total       Fargo      Stephens
           ----                  -----        ------      --------       -----       -----      --------
Prime Money Market              $1,047,654     $701,928     $345,726     $400,123     $80,025     $320,098
Treasury Plus Money             $1,133,896     $759,710     $374,186     $483,198     $96,640     $386,558
   Market
100% Treasury Money                N/A            N/A          N/A          N/A         N/A          N/A
   Market

     Prime Money Market and Treasury Plus Money Market Fund Funds.  The Pacifica
     ------------------------------------------------------------
Prime Money Market and Treasury Money Market Fund Funds were reorganized as the Company's Prime Money Market and Treasury Plus Money Market Fund Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolios of the Prime Money Market and Treasury Plus Money Market Fund Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

     The following table reflects the administration fees which the respective Administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                                        Year Ended
            Fund                                          9/30/96
            ----                                          -------
   Prime Money Market                                   $1,230,872
   Treasury Plus Money Market                           $1,745,759

     During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Fund and the Treasury Plus Money Market Fund were as follows:


                              Year Ended
          Fund                  9/30/95
          ----                  -------

Prime Money Market              $577,763
Treasury Plus Money Market      $921,886

     DISTRIBUTOR.  Stephens (the "Distributor") located at 111 Center Street,
     -----------
Little Rock, Arkansas, 72201, serves as the distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
     ----------------------------
have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank, on behalf of the Service Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid by the Funds, on behalf of the Service Class shares, to Wells Fargo Bank or its affiliates, were as follows:

                                                                Six-Month
                                         Year-Ended           Period Ended
          Fund                             3/31/98              3/31/97
          ----                           ----------            ---------
     Prime Money Market                  $1,116,755           $  692,898

     Treasury Plus Money Market          $  810,798           $1,230,129

     100% Treasury Money Market                 N/A                  N/A

     Prime Money Market and Treasury Plus Money Market Fund Funds.  For the
     ------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The Service Class shares of the Funds paid shareholder servicing fees, after waivers, for the fiscal year ended September 30, 1996 as indicated below:

                                                                 Year Ended
          Fund                                                     9/30/96
          ----                                                     -------

   Prime Money Market                                            $1,355,940
   Treasury Plus Money Market                                    $2,490,845

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive a net asset-based fee at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also provides portfolio accounting services under the Custody Agreement, and receives fees for such services as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year-ended March 31, 1998, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:


             Fund                                Custody Fees
             ----                                ------------

     Prime Money Market                             $280,730
     Treasury Plus Money Market                     $301,633
     100% Treasury Money Market                        N/A



     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of average daily net assets for the Prime Money Market and Treasury Plus Money Market Fund Funds, and 0.02% of the average daily net assets of the 100% Treasury Money Market Fund for the Service Class shares of such Funds.

     For the year-ended March 31, 1998, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

             Fund                             Transfer Agency Fees
             ----                             --------------------

     Prime Money Market                              $  853,431
     Treasury Plus Money Market Fund                 $1,014,143
     100% Treasury Money Market                          N/A


     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of Service Class shares. Therefore no underwriting commissions are paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Service Class shares of the Prime Money Market and Treasury Plus Money Market Fund Funds for periods prior to September 6, 1996, reflects the performance of the Service Class shares of the corresponding Pacifica predecessor portfolio.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended March 31, 1998
     --------------------------------------------------------------------------


                   Service                        Ten     Five     Three      One
                    Class            Inception   Year     Year      Year     Year
                   -------           ---------   ----     ----     -----     ----
Prime Money Market                     7.20%     5.65%    4.73%     5.38%    5.37%
Treasury Plus Money Market Fund        5.66%     5.45%    4.58%     5.21%    5.20%
100% Treasury Money Market Fund         N/A       N/A      N/A       N/A      N/A

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------

          Service                                      Ten       Five      Three
           Class                        Inception     Year       Year      Year
          -------                       ---------     ----       ----      ----
Prime Money Market                      225.05%      73.21%     26.01%    17.00%
Treasury Plus Money Market Fund         99.04%       69.85%     25.10%    15.48%
100% Treasury Money Market Fund           N/A          N/A        N/A       N/A

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/-1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

              Yield for the Applicable Period Ended March 31, 1998
              ----------------------------------------------------

                                                    Seven-Day
                                        Seven-Day   Effective     Thirty-Day
     Fund                                 Yield       Yield          Yield
     ----                                 -----       -----          -----
Prime Money Market                       5.34%       5.49%           5.26%
Treasury Plus Money Market Fund          5.13%       5.27%           5.10%
100% Treasury Money Market Fund           N/A         N/A             N/A

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account and Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share of the Prime Money Market Fund is determined as of 12:00 noon (Pacific time) on each day such Fund is open for business. Net asset value per share of the 100% Treasury Money Market Fund is determined as of 9:00 a.m. (Pacific time) on each day such Fund is open for business. Net asset value per share of the Treasury Plus Money Market Fund is determined as of 2:00 p.m. (Pacific time) on each day such Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business (a "Business Day"). The Funds are open for business on any day Wells Fargo Bank is open for business. Wells Fargo Bank is open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next business day.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the three years-ended March 31, 1998.

     The Funds did not pay any brokerage commissions on portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

          Fund                           Broker/Dealers           Amount
          ----                           --------------           ------
Prime Money Market                       Goldman Sachs & Co.      $270,904,000
                                         J.P. Morgan              $140,088,599
                                         Merrill Lynch            $ 74,117,500
                                         Morgan Stanley           $164,688,217

Treasury Plus Money Market               Goldman Sachs & Co.      $ 64,665,000
                                         HSBC Securities          $310,024,000
                                         J.P. Morgan              $215,434,000
                                         Morgan Stanley           $389,735,000

100% Treasury Money Market               N/A                      N/A

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Other Distributions.  For Federal income tax purposes, a Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the

Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Service Class shares of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF JUNE 30, 1998
                       --------------------------------

                                                            CLASS; TYPE              PERCENTAGE          PERCENTAGE
Fund                     Name and Address                   of Ownership              of  Class          of Portfolio
----                     ----------------                   ------------             -----------         -------------
PRIME MONEY              Wired Ventures Inc.                Administrative Class      9.87%                   N/A
MARKET FUND              Attn:  Spero Matthews              Record Holder
                         520 3rd Street
                         San Francisco, CA  94107

                         Virg & Co.                         Class A                  28.31%                  6.03%
                         Attn:  MF Dept. A88-4              Record Holder
                         P.O. Box 9800
                         Calabasas, CA 91372-0800

                         Hare & Co.                         Class A                  44.30%                  9.43%
                         Bank of New York                   Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Dean Witter Reynolds               Class A                  24.38%                  5.19%
                         FBO Wells Fargo Securities Inc.    Record Holder
                         5 World Trade Center, 6th Floor
                         New York, NY  10048

                         Wells Fargo Bank                   Institutional Class       6.00%                   N/A
                         Attn: Investment Sweep T-15        Record Holder
                         1300 S.W. Fifth Avenue
                         Portland, OR  97201-5688

                                                                      CLASS; TYPE                  PERCENTAGE         PERCENTAGE
Fund                     Name and Address                             of Ownership                 of  Class          of Portfolio
----                     ----------------                             ------------                 -----------        -------------
                         Virg & Co.                                   Institutional Class          42.04%                12.70%
                         Attn:  MF Dept. A88-4                        Record Holder
                         P.O. Box 9800
                         Calabasas, CA 91372-0800

                         Hare & Co.                                   Institutional Class          13.55%                 N/A
                         Bank of New York                             Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                         Virg & Co.                                   Service Class                10.63%                 N/A
                         Attn:  MF Dept. A88-4                        Record Holder
                         P.O. Box 9800
                         Calabasas, CA 91372-0800

                         Hare & Co.                                   Service Class                36.64%                 8.94%
                         Bank of New York                             Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

TREASURY MONEY MARKET    Wells Fargo Bank Agent                       Administrative Class         19.96%                 N/A
 FUND                    FBO Orlandi #143242                          Beneficially Owned
                         Mutual Funds #0187-112 AU #6971
                         201 Third Street 11th Fl
                         San Francisco, CA  94163

                         Wells Fargo Bank Agent for                   Administrative Class          5.38%                 N/A
                         Interlink Computer Science 146952            Beneficially Owned
                         c/o SSP MAC 0187-112
                         201 Third Street 11th Fl
                         San Francisco, CA  94163

                         EKOS Corporation                             Administrative Class          6.57%                 N/A
                         22122 20th Avenue, S.E.                      Beneficially Owned
                         Suite 148
                         Bothell, WA  98021

                         Wells Fargo Bank                             Institutional Class          35.57%                 8.28%
                         Attn: Investment Sweep T-15                  Record Holder
                         1300 S.W. Fifth Avenue
                         Portland, OR  97201-5688

                         Virg. & Co.                                  Institutional Class          28.57%                 6.65%
                         Attn:  MF Dept. A88-4                        Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-08000

                         Castle Tower Holding Corporation             Institutional Class           8.93%                 N/A
                         510 Bering Drive, Suite 310                  Record Holder
                         Houston, TX  77057

                         Hare & Co.                                   Institutional Class           8.49%                 N/A
                         Bank of New York                             Record Holder
                         One Wall Street, 2nd Floor
                         Attn: STIF/Master Note
                         New York, NY  10005-2501

                                                                      CLASS; TYPE                  PERCENTAGE         PERCENTAGE
Fund                     Name and Address                             of Ownership                 of  Class          of Portfolio
----                     ----------------                             ------------                 -----------        -------------
                         Virg. & Co.                                  Class A                      29.50%                5.66%
                         Attn:  MF Dept. A88-4                        Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

                         WFB-Wholesale Sweep                          Class A                      45.09%                8.65%
                         155 Fifth St. MAC 0106-066                   Record Holder
                         San Francisco, CA  94103

                         Hare & Co.                                   Class A                       5.28%                 N/A
                         Bank of New York                             Record Holder
                         One Wall Street, 2nd Fl.
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                         Dean Witter Reynolds                         Class A                      15.09%                 N/A
                         FBO Wells Fargo Securities Inc.              Record Holder
                         5 World Trade Center, 6th Floor
                         New York, NY  10048

                         Hare & Co.                                   Class E                      100.00%              35.93%
                         Bank of New York                             Record Holder
                         One Wall Street, 2nd Fl.
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                         Hare & Co.                                   Service Class                 50.98%               7.52%
                         Bank of New York                             Record Holder
                         One Wall Street, 2nd Fl.
                         Attn:  STIF/Master Note
                         New York, NY  10005-2501

                         Wells Fargo Bank, TTEE                       Service Class                  9.08%                N/A
                         FBO Choicemaster                             Record Holder
                         Attn:  Mutual Funds
                         P.O. Box 9800
                         Calabasas, CA  91372-080

                         Virg. & Co.                                  Service Class                 20.05%                N/A
                         Attn:  MF Dept. A88-4                        Record Holder
                         P.O. Box 9800
                         Calabasas, CA  91372-0800

100%  TREASURY MONEY     Stephens Inc.                                Service Class                   100%                 50%
 MARKET FUND             111 Center Street                            Record Holder
                         Little Rock, AR 72201

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                    OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditors' report for the Prime Money Market Fund and the Treasury Plus Money Market Fund as of and for the year ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                          Telephone:  1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated August 1, 1998

                SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                          U.S. GOVERNMENT INCOME FUND

                              INSTITUTIONAL CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two funds in the Stagecoach Family of Funds -- the SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME and U.S. GOVERNMENT INCOME FUNDS (each, a "Fund" and collectively, the "Funds"). This SAI relates to the Institutional Class shares for each Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or writing to Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-7066.


                               TABLE OF CONTENTS

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Historical Fund Information................................................  1

Investment Restrictions....................................................  1

Additional Permitted Investment Activities.................................  4

Risk Factors............................................................... 15

Management................................................................. 18

Performance Calculations................................................... 26

Determination of Net Asset Value........................................... 32

Additional Purchase and Redemption Information............................. 33

Portfolio Transactions..................................................... 33

Fund Expenses.............................................................. 35

Federal Income Taxes....................................................... 35

Capital Stock.............................................................. 39

Other...................................................................... 42

Counsel.................................................................... 42

Independent Auditors....................................................... 42

Financial Information...................................................... 42

Appendix...................................................................A-1

                          HISTORICAL FUND INFORMATION

     The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993, as a Fund of the Company. The Institutional Class shares of the Short-Intermediate U.S. Government Income Fund commenced operations on September 6, 1996.

     The U.S. Government Income Fund commenced operations on January 1, 1992, as the successor to the Ginnie Mae Fund of Wells Fargo Investment Trust for Retirement Programs, which commenced operations on January 3, 1991. The Institutional Class shares of the U.S. Government Income Fund commenced operations on September 6, 1996. On July 23, 1997, the Boards of Directors of the Company and Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation providing for, among other things, the reorganization of the U.S. Government Income Fund of Overland with and into the Company's U.S. Government Income Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. The Overland Fund did not offer Institutional Class shares. For accounting purposes, the Institutional Class shares are therefore considered a new class. Prior to December 12, 1997, the effective date of the Consolidation of the Company and Overland, the Company's U.S. Government Income Fund was known as the Ginnie Mae Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Short-Intermediate U.S. Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The U.S. Government Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

     Non-Fundamental Investment Policies.
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

     Derivative Securities
     ---------------------

     The Short-Intermediate U.S. Government Income Fund may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Fund may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation the Fund can realize on its investment, could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations, demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for the U.S. Government Income Fund) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may hold up to 15% (10% for the U.S. Government Income Fund) of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) such Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) such the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Short-Intermediate U.S. Government Income Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

     Adjustable rate mortgages, an increasingly common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

     These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of a Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

     CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

     Mortgage Participation Certificates. The U.S. Government Income Fund also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

     The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment advisor, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Stripped Securities
     -------------------

     The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either (i) future interest payments or (ii) future principal payments. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     Temporary Investments
     ---------------------

     The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by a Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund also may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                  Principal Occupations
Name, Age and Address         Position            During Past 5 Years
---------------------         --------            ---------------------
Jack S. Euphrat, 75           Director            Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46           Director,           Executive Vice President of Stephens Inc.;
                              Chairman and        President of Stephens Insurance Services Inc.;
                              President           Senior Vice President of Stephens Sports
                                                  Management Inc.; and President of Investor
                                                  Brokerage Insurance Inc.

Thomas S. Goho, 55            Director            Associate Professor of Finance of the School
321 Beechcliff Court                              of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                          University since 1982.

Peter G. Gordon, 54           Director            Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                          Water Company and President of Crystal Geyser
55 Francisco Street                               Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57          Director            President of Westchester Community College
75 Grasslands Road                                since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                               University Teachers College since 1976.

*W. Rodney Hughes, 71         Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53          Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                 Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                              of Renaissance Properties Ltd.; President of
                                                  Morse Investment Corporation; and Co-Managing
                                                  Partner of Main Street Ventures.

Richard H. Blank, Jr., 41     Officer,            Vice President of Stephens Inc.; Director of
                              Secretary and       Stephens Sports Management Inc.; and
                              Treasurer           Director of Capo Inc.

                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                   Total Compensation
                              Aggregate Compensation               from Registrant and
   Name and Position              from Registrant                Wells Fargo Fund Complex
   -----------------          ----------------------             ------------------------
   Jack S. Euphrat                    $25,750                               $34,500
   Director

   R. Greg Feltus                     $     0                                $    0
   Director

   Thomas S. Goho                     $25,750                               $34,500
   Director

   Peter G. Gordon                    $24,250                               $30,500
   Director

   Joseph N. Hankin                   $25,750                               $34,500
   Director

   W. Rodney Hughes                   $25,250                               $33,000
   Director

   Robert M. Joses                    $ 1,500                               $ 4,000
   Director

   J. Tucker Morse                    $25,250                               $33,000
   Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated below and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and

Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR. Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As Investment Advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                        Annual Rate
               Fund                            (as percentage of net assets)
               ----                            -----------------------------
Short-Intermediate U.S. Government Income         0.50%
U.S. Government Income                            0.50% up to $250 million
                                                  0.40% next $250 million
                                                  0.30% over $500 million

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                                    Six-Month
                                            Year-Ended                            Period Ended
                                              3/31/98                                3/31/97
                                              -------                                -------

         Fund                     Fees Paid          Fees Waived          Fees Paid          Fees Waived
         ----                     ---------          -----------          ---------          -----------
Short-Intermediate U.S.            $132,389           $309,195             $134,529           $121,235
 Government Income
U.S. Government Income*            $469,051           $      0                N/A                N/A

____________________

* These amounts are for the Fund's fiscal year ended December 31, 1997. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.





     As discussed herein under "Historical Fund Information," on December 12, 1997 the Overland U.S. Government Income Fund was consolidated with and into the Company's U.S. Government Income Fund. For financial reporting purposes, the Overland Fund is considered the accounting survivor of the Consolidation and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund. Prior to the Consolidation, Wells Fargo Bank served as the investment advisor to the Overland Fund and was entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                               Nine-Month
                                              Period Ended                              Year Ended
                                                9/30/96                                  12/31/95
                                                -------                                  --------
                                      Fees                   Fees               Fees                   Fees
          Fund                        Paid                  Waived              Paid                  Waived
          ----                        ----                  ------              ----                  ------
Short-Int. U.S. Govt. Income          $213,467              $      0            $ 56,387              $ 60,241
U.S. Govt. Income*                    $167,516              $ 46,101            $840,112              $      0

____________________
* Indicates fees paid by the Overland predecessor portfolio. For 1996, this amount is for the year ended December 31, 1996.

     General. Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR. Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Funds' average daily net assets, 0.125% of the next $400 million of the Funds' net assets, and 0.10% of net assets over $800 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Funds to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by each Fund. If the sub-advisory fee is paid directly by the Funds, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     PORTFOLIO MANAGERS. Mr. Paul Single assumed responsibility for the day-to-
     ------------------
day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

     Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

     Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst candidate.

     Mr. Scott Smith, as co-manager, has been responsible for the day-to-day management of the portfolio of the U.S. Government Income Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator received 0.04% and 0.02%, respectively, of the average daily net assets of each Fund for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     Short-Intermediate U.S. Government Income Fund. For the period indicated
     ----------------------------------------------
below, the Fund paid to Wells Fargo Bank and Stephens the following dollar amounts for administration and co-administration fees:

                                             Year-Ended                                     Six-Month
                                               3/31/98                                    Period Ended
                                               -------                                      3/31/97
                                                                                            -------

        Fund                    Total        Wells Fargo      Stephens        Total        Wells Fargo      Stephens
        ----                    -----        -----------      --------        -----        -----------      --------
Short-Intermediate U.S.
   Government Income            $54,262      $36,356          $17,906         $19,910      $3,982           $15,928





     For the periods indicated below, the Short-Intermediate U.S. Government-Income Fund paid to Stephens the dollar amounts in administration fees indicated below. Stephens, as sole Administrator for the year ended December 31, 1995, and the nine-month period ended September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.

                              Nine-Month
                             Period Ended      Year Ended
                               9/30/96          12/31/95
                               --------         ---------
                               $12,808           $  6,998

     U.S. Government Income Fund.  Prior to the Consolidation of the Overland
     ---------------------------
portfolios into the Stagecoach funds on December 12, 1997, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland U.S. Government Income predecessor portfolio under substantially similar terms to the current Administration and Co-Administration Agreements with the Fund. Prior to February 1, 1997, Stephens served as sole Administrator to the Overland U.S. Government Income predecessor portfolio and provided the predecessor portfolio with essentially the same services described above. Stephens was entitled to receive a fee from the U.S. Government Income Fund's predecessor portfolio at the annual rate of 0.10% of the average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the periods indicated below, the U.S. Government Income Fund paid to Stephens the dollar amounts in administration fees indicated below. Prior to December 12, 1997, these amounts reflect fees paid by the Overland predecessor portfolio.

     Year Ended              Year Ended              Year Ended
      12/31/97                12/31/96                12/31/95
   --------------         ---------------           -------------
      $66,992                 $  51,898               $  37,744

     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as the distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
     ---------------------------
have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, on behalf of the Institutional Class shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid to Wells Fargo Bank or its affiliates by the Institutional Class of each Fund, after waivers, were as follows:

                                                                               Six-Month
                                                  Year-Ended                 Period Ended
          Fund                                     3/31/98                      3/31/97
          ----                                     --------                     --------
Short-Intermediate U.S. Government Income          $142,053                     $ 82,843
U.S. Government Income                             $    844*                      N/A

____________________

* The Overland predecessor portfolio did not offer Institutional Class shares. This amount reflects fees paid for the fiscal year ended December 31, 1997.

     The Short-Intermediate U.S. Government Income Fund did not pay any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period from its commencement of operations on September 6, 1996 to September 30, 1996.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the indicated periods, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:

            Year-End             Fund                                      Custody Fees
            ---------            -----                                     ------------
            3/31/98         Short-Intermediate U.S. Government Income         $12,148
            12/31/97        U.S. Government Income*                           $     0


_________________
* Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.



     The Short-Intermediate U.S. Government Income Fund did not pay any custody fees for the period ended September 30, 1996.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of the Institutional Class shares.

     For the indicated periods, the Funds paid to Wells Fargo Bank the following dollar amounts in transfer and dividend disbursing fees, without regard to class and after waivers:

        Year-End                                   Fund                                 Transfer Agency Fees
        --------                                   -----                                --------------------
        3/31/98                Short-Intermediate U.S. Government Income                   $ 71,405
        12/31/97               U.S. Government Income                                      $126,491

_______________
* This amount is for the year ended December 31, 1997. Prior to December 12, 1997, this amount reflects fees paid by the Overland predecessor portfolio.

     Under the prior transfer agency agreement for the Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of Institutional Class shares. Therefore no underwriting commissions were paid to Stephens as the Funds' Distributor.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund for periods prior to September 6, 1996, reflects the performance of such Fund's Class A shares (excluding sales charges).

     Performance shown or advertised for the Institutional Class shares of the U.S. Government Income Fund for periods prior to December 12, 1997, reflects the performance of the Class A shares (excluding sales charges) of the Overland predecessor portfolio.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

     Average Annual Total Return for the Applicable Period Ended March 31,
     --------------------------------------------------------------------
     1998/1/
     ------

             Institutional                                        Five         Three          One
               Class                            Inception2        Year          Year          Year
               ------                           ----------        -----         -----         ----
Short-Intermediate U.S. Government Income          5.41%           N/A           7.01%         8.85%
U.S. Government Income                             8.52%          5.84%          7.83%        10.96%

_______________

/1/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: Short-Intermediate U.S. Government Income Fund - October 27, 1993; U.S. Government Income Fund - January 1,1992. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/2/ For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Institutional Class shares of such Fund's predecessor portfolios. For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund reflect the performance of such Fund's Class A shares. For periods prior to December 12, 1997, performance figures for the Institutional Class shares of the U.S. Government Income Fund reflect the performance of the Class A shares of the Overland predecessor portfolio.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31,
     ----------------------------------------------------------------
     1998/1/
     ------

                   Institutional                                            Five           Three
                       Class                             Inception/2/       Year           Year
                     ---------                           -----------       ------         ------
Short-Intermediate U.S. Government Income                   26.19%            N/A          22.55%
U.S. Government Income                                     126.50%          32.84%         25.38%

_______________

/1/ For purposes of showing performance information, the inception date of each Fund and Class is as follows: Short-Intermediate U.S. Government Income Fund -October 27, 1993; U.S. Government Income Fund - January 1,1992. The actual inception date of each Class may differ from the inception date of the corresponding Fund.

/2/ For periods prior to September 6, 1996, performance figures for the Institutional Class shares of the Short-Intermediate U.S. Government Income Fund reflect the performance of such Fund's Class A shares. For periods prior to December 12, 1997, performance figures for the Institutional Class shares of the U.S. Government Income Fund reflect the performance of the Class A shares of the Overland predecessor portfolio.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period; b = expenses accrued for the period (net of any reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1

    Institutional Class Yield for the Applicable Period Ended March 31,
    ------------------------------------------------------------------
    1998
    ----

                                                                        Thirty-Day Yield
                                                                        -----------------
Fund                                                         After Waiver/1/        Before Waiver
-----                                                        -------------          -------------
Short-Intermediate U.S. Government Income                        5.27%                   5.09%
U.S. Government Income                                           5.53%                   5.19%

____________________
/1/ "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

     Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $63 billion of assets of individuals, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading on each day the Funds (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Company's Board of Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions for
     ---------------------
the past three years.



     Securities of Regular Broker/Dealers.  As of March 31, 1998, each Fund
     ------------------------------------
owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:

     Fund                                        Brokers/Dealers                        Amount
     ----                                        ----------------                       -------
Short-Intermediate U.S. Government             Goldman Sachs & Co.                     $1,406,000
 Income Fund                                   JP Morgan Securities                    $  300,000
U.S. Government Income Fund                    Goldman Sachs & Co.                     $1,045,000
                                               Morgan Stanley                          $3,889,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the

Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of each Fund describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each

Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds also must distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, a Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.




     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.




     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could also subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.
Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-260-5969 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of June 30, 1998, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Institutional Class Shares of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                       5% OWNERSHIP AS OF JUNE 30, 1998
                       --------------------------------

                                                                                  TYPE OF            PERCENTAGE       PERCENTAGE
         FUND                          NAME AND ADDRESS                         OWNERSHIP             OF CLASS       OF PORTFOLIO
         ----                          ----------------                         ---------             --------       ------------
SHORT-INTERMEDIATE             WELLS FARGO BANK, TTEE                           INSTITUTIONAL CLASS       6.28%            N/A
U.S. GOVERNMENT INCOME         CHOICEMASTER                                     RECORD HOLDER
FUND                           P.O. BOX 9800
                               CALABASAS, CA  91372-0800

                               DIM & CO.                                        INSTITUTIONAL CLASS      25.41%          16.98%

                                                                                TYPE OF            PERCENTAGE       PERCENTAGE
         FUND                          NAME AND ADDRESS                        OWNERSHIP             OF CLASS       OF PORTFOLIO
         ----                          ----------------                        ---------             --------       ------------
                               ATTN: MF DEPT. A88-4                             RECORD HOLDER
                               P.O. BOX 9800
                               CALABASAS, CA  91372-0800

                               VIRG & CO                                        INSTITUTIONAL CLASS     34.22%           22.87%
                               ATTN: MF DEPT. A88-4                             RECORD HOLDER
                               P.O. BOX 9800
                               CALABASAS, CA  91372-0800

                               HEP & CO                                         INSTITUTIONAL CLASS     31.71%           21.20%
                               ATTN:  MF DEPT. A88-4                            RECORD HOLDER
                               P.O. BOX 9800 MAC 9139-027
                               CALABASAS, CA  91302

                               WELLS FARGO BANK                                 CLASS A                 24.16%            6.69%
                               FBO RETIREMENT PLANS OMNIBUS                     RECORD HOLDER
                               P.O. BOX 63015
                               SAN FRANCISCO, CA  94163

                               VIRG & CO                                        CLASS A                 13.83%             N/A
                               C/O WELLS FARGO BANK                             RECORD HOLDER
                               P.O. BOX 9800 MAC 9139-027
                               CALABASAS, CA  91372

U.S. GOVERNMENT INCOME         DIM & CO.                                        INSTITUTIONAL CLASS     24.76%             N/A
FUND                           ATTN: MF DEPT. A88-4                             RECORD HOLDER
                               P.O. BOX 9800
                               CALABASAS, CA  91372-0800

                               VIRG & CO                                        INSTITUTIONAL CLASS     42.68%             N/A
                               ATTN: MF DEPT. A88-4                             RECORD HOLDER
                               P.O. BOX 9800
                               CALABASAS, CA  91372-0800

                               HEP & CO                                         INSTITUTIONAL CLASS     10.42%             N/A
                               ATTN:  MF DEPT. A88-4                            RECORD HOLDER
                               P.O. BOX 9800 MAC 9139-027
                               CALABASAS, CA  91302

                               WELLS FARGO BANK                                 CLASS A                 18.59%           15.50%
                               FBO RETIREMENT PLANS OMNIBUS                     RECORD HOLDER
                               P.O. BOX 63015
                               SAN FRANCISCO, CA  94163

                               VIRG & CO                                        CLASS A                  7.53%            6.28%
                               C/O WELLS FARGO BANK                             RECORD HOLDER
                               P.O. BOX 9800 MAC 9139-027
                               CALABASAS, CA  91372

                               MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS     CLASS C                 33.88%             N/A
                               ATTN:  MUTUAL FUND ADMINISTRATION                RECORD HOLDER
                               4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                               JACKSONVILLE, FL  32246

                               SISTERS OF ST. FRANCIS                           CLASS C                 10.56%             N/A
                               ATTN:  SISTER MARIJANE HRESKO, OSF               RECORD HOLDER
                               609 SOUTH CONVENT ROAD
                               ASTON, PA  19014

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the U.S. Government Income Fund as of and for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 3, 1998.



     The portfolio of investments, audited financial statements and independent auditors report for the Short-Intermediate U.S. Government Income Fund as of and for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-260-5969.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated August 1, 1998

                        TREASURY PLUS MONEY MARKET FUND

                                 Class E Shares


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds -- the TREASURY PLUS MONEY MARKET FUND (the "Fund"). The word "Mutual" was removed from the name of each of the company's money market funds. This SAI relates to the Class E shares of the Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or by writing to Stagecoach Funds, Inc., P.O. Box 7066, San Francisco, CA 94120-7066.

                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
Historical Fund Information....................................................      1

Investment Restrictions........................................................      1

Additional Permitted Investment Activities.....................................      3

Risk Factors...................................................................      7

Management.....................................................................      9

Performance Calculations.......................................................     17

Determination of Net Asset Value...............................................     21

Additional Purchase and Redemption Information.................................     23

Portfolio Transactions.........................................................     23

Fund Expenses..................................................................     25

Federal Income Taxes...........................................................     26

Capital Stock..................................................................     29

Other..........................................................................     32

Counsel........................................................................     33

Independent Auditors...........................................................     33

Financial Information..........................................................     33

Appendix.......................................................................     A-1

                          HISTORICAL FUND INFORMATION

     The Treasury Plus Money Market Fund commenced operations on October 1, 1985, as the Short-Term Government Fund of the Pacific American Funds. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust ("Pacifica"). In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund. On September 6, 1996, the Pacifica Treasury Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund. The word "Plus" was added to the Fund's name on August 1, 1998. The Class E shares of the Fund commenced operations on March 24,
1997.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, the Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its assets in net illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. The Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Repurchase Agreements
     ---------------------

     The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements

     The Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Fund may invest in U.S. Treasury STRIPS.

     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of the "highest quality." "Highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment advisor, under guidelines adopted by the Board of Directors of the Company.

     The Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

        . capped floaters (on which interest is not paid when market rates move above a certain level);

        . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

        . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

        . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

        . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above. Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                             Principal Occupations
Name, Age and Address                   Position             During Past 5 Years
---------------------                   --------             -------------------
Jack S. Euphrat, 75                     Director             Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                     Director,            Executive Vice President of Stephens Inc.;
                                        Chairman and         President of Stephens Insurance Services Inc.;
                                        President            Senior Vice President of Stephens Sports
                                                             Management Inc.; and President of Investor
                                                             Brokerage Insurance Inc.

Thomas S. Goho, 55                      Director             Associate Professor of Finance of the School
321 Beechcliff Court                                         of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                     University since 1982.

Peter G. Gordon, 54                     Director             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                     Water Company and President of Crystal Geyser
55 Francisco Street                                          Roxane Water Company since 1977.
San Francisco, CA  94133

Joseph N. Hankin, 57                    Director             President of Westchester Community College
75 Grasslands Road                                           since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                          University Teachers College since 1976.

*W. Rodney Hughes, 71                   Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                    Director             Private Investor; Chairman of Home Account
4 Beaufain Street                                            Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                         of Renaissance Properties Ltd.; President of
                                                             Morse Investment Corporation; and Co-Managing
                                                             Partner of Main Street Ventures.

                                                             Principal Occupations
Name, Age and Address                   Position             During Past 5 Years
---------------------                   --------             -------------------
Richard H. Blank, Jr., 41               Chief Operating      Vice President of Stephens Inc.; Director of
                                        Officer,             Stephens Sports Management Inc.; and Director
                                        Secretary and        of Capo Inc.
                                        Treasurer


                              Compensation Table
                           Year Ended March 31, 1998
                           -------------------------

                                                                                 Total Compensation
                                     Aggregate Compensation                       from Registrant
   Name and Position                    from Registrant                     and Wells Fargo Fund Complex
   -----------------                    ---------------                     ----------------------------
Jack S. Euphrat                            $25,750                                      $34,500
Director

R. Greg Feltus                             $ 0                                          $ 0
Director

Thomas S. Goho                             $25,750                                      $34,500
Director

Peter G. Gordon                            $24,250                                      $30,500
Director

Joseph N. Hankin                           $25,750                                      $34,500
Director

W. Rodney Hughes                           $25,250                                      $33,000
Director

Robert M. Joses                            $ 1,500                                      $ 4,000
Director

J. Tucker Morse                            $25,250                                      $33,000
Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and

Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

     For the periods indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


             Year Ended 3/31/98                      Six-Month Period Ended 3/31/97
             ------------------                      ------------------------------
      Fees Paid              Fees Waived            Fees Paid            Fees Waived
      ---------              -----------            ---------            -----------
      $1,216,164              $3,368,585           $1,518,347              $751,971

     The Pacifica Treasury Plus Money Market Fund was reorganized as the Company's Treasury Money Market Mutual Fund on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as advisor to the Pacifica Treasury Plus Money Market Fund. As of September 6, 1996, Wells Fargo Bank has been the advisor to the Company's Treasury Plus Money Market Fund.

     For the fiscal year ended September 30, 1996, the Fund paid advisory fees of $2,442,922 of which $2,073,426 were waived. These amounts include advisory fees paid by the predecessor portfolio to FICM/WFIM for the period begun April 1, 1996 and ended September 5, 1996.

     For the period indicated below, the advisory fees paid to the former advisor by the predecessor portfolio of the Fund were as shown below. This amount reflects voluntary fee waivers and expense reimbursements by the advisor.

                    Year Ended
                     9/30/95
                    ----------
                    $1,160,424

     General.  The Fund's Advisory and Sub-Advisory Contracts will continue in
     -------
effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  As of May 1, 1998, Wells Capital Management
     ----------------------
("WCM") serves as sub-advisor to the Fund. As sub-advisor, WCM makes recommendations regarding the investment and reinvestment of the Fund's assets, furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund, and furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request. As compensation for sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from each Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ------------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and

Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04% respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02% respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

     For the periods indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:



                    Year-Ended                                        Six-Month Period
                     3/31/98                                           Ended 3/31/97
                    ----------                                        ---------------
    Total          Wells Fargo        Stephens            Total          Wells Fargo        Stephens
--------------   ---------------   ---------------   ---------------   ---------------   ---------------
    $1,133,896       $759,710           $374,186          $483,198           $96,640          $386,558

     Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolio to the Fund provided management and administration services necessary for the operation of the Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

     The predecessor portfolio of the Fund was administered through April 14, 1996 by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of the Fund's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and begun October 1, 1996 and ended January 31, 1997, Stephens served as the Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

     The following table reflects the administration fees which the respective Administrators of the Fund and its predecessor portfolio paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid by the respective former Administrator of the predecessor portfolio during the period begun October 1, 1995 and ended September 5, 1996. During the fiscal year ended September 30, 1995, administration fees paid to Dreyfus by the predecessor portfolio of the Fund were as listed below.


       Year Ended                       Year Ended
        9/30/96                           9/30/95
        -------                           -------
       $1,745,759                        $921,886

     Distributor.  Stephens (the "Distributor"), located at 111 Center Street,
     ------------
Little Rock, Arkansas 72201 serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Class E shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

     Under the Plan and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at the annual rate of up to 0.10% of the Fund's average daily net assets attributable to Class E shares. Prior to September 1, 1997, the Distributor was entitled to a monthly fee at the annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class E shares.

     The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the year ended March 31, 1998, the Fund's distributor received the following fees for distribution-related services, as set forth below under the Fund's Plan for Class E shares.


                        Printing & Mailing             Marketing               Compensation to
       Total                 Prospectus                Brochures                 Underwriters
       -----                 ----------                ---------                 ------------
      881,529                   N/A                       N/A                       881,529

     For the year ended March 31, 1998, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received no compensation under the Fund's Plan.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class E shares of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class E shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Class E shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ----------------------------
has entered into a related Shareholder Servicing Agreement, with financial institutions, including Wells Fargo Bank, on behalf of Class E shares. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30% (0.25% prior to September 1, 1997), on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of shareholder servicing agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the year ended March 31, 1998, the Fund paid $2,037,737 in shareholder servicing fees on behalf of its Class E shares to Wells Fargo Bank or its affiliates.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plan or related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for the Fund. The Custodian,
     ---------
among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the year ended March 31, 1998 the Fund paid $301,633 in custody fees, after waivers, to Wells Fargo Bank.



     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the average daily net assets of the Class E shares. Prior to September 1, 1997, Wells Fargo Bank was entitled to receive transfer agency fees at an annual rate of 0.02% of the average daily net assets of the Fund's Class E shares.

     For the year ended March 31, 1998, the Fund paid $1,014,143 after waivers and without regard to class for transfer and dividend disbursing agency services to Wells Fargo Bank.

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     -------------------------
sales charges are not assessed in connection with the purchase and redemption of Class E shares. Therefore, no underwriting commissions are paid to Stephens as the Distributor of the Fund's Class E shares.

                            PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund or Class E shares may be useful in reviewing the performance of the Fund or Class E shares of the Fund and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of the Class E shares, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     The total return information presented below and advertised by the Fund for the period prior to March 24, 1997, the date the Class E shares of the Fund commenced operations, is based upon the prior performance of the Fund's Service Class shares, which commenced operations on October 1, 1985.

     AVERAGE ANNUAL TOTAL RETURN:  The Fund may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

   Average Annual Total Return for the Applicable Period Ended March 31, 1998
   --------------------------------------------------------------------------

              Fund                   Inception       One Year       Three Year       Five Year       Ten Year
              ----                   ----------      --------       ----------       ---------       --------
Treasury Money Market
  Class E                              5.42%           4.99%           4.88%           4.30%          5.20%

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
the Fund may also advertise its cumulative total return. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------

               Fund                     Inception         Three Year        Five Year        Ten Year
               ----                     ---------         ----------        ---------        --------
Treasury Money Market
  Class E                                 93.48%             15.37%           23.43%          68.03%

     YIELD CALCULATIONS:  The Fund may, from time to time, include its yield and
     ------------------
effective yield in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Fund are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

              Yield for the Applicable Period Ended March 31, 1998
              ----------------------------------------------------

                                                                     Seven-Day
                                                   Seven-Day         Effective         Thirty-Day
                     Fund                            Yield             Yield             Yield
                     ----                            -----             -----             -----
Treasury Money Market
  Class E                                            4.93%              5.05%            4.90%

     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Company may quote the performance or price-earning ratio of the Fund or

Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or the Class E shares also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or the Class E shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 31, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account,

Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for Class E shares of the Fund is determined as of 2:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business (a "Business Day"). The Fund is open on any day Wells Fargo Bank is open. Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Purchase orders for the Fund received before 2:00 p.m. (Pacific time) generally are processed at such time on that Business Day. Purchase orders received after 2:00 p.m. (Pacific time) generally are processed at such time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the cut-off time will be processed on the next business day.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Fund did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the past three years-ended March 31, 1998.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or their parents, as defined in the Act as follows:

         Fund                         Broker/Dealers                      Amount
         ----                         --------------                      ------
Treasury Plus Money Market            Goldman Sachs & Co.                               $ 64,665,000
                                      HSBC Securities                                   $310,024,000
                                      J.P. Morgan Securities                            $215,434,000
                                      Morgan Stanley                                    $389,735,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectuses of the Fund describe generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.





     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  Fund shares are available for a variety of tax-
     ------------------
deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of thirty-one other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------


                                                              CLASS; TYPE                     PERCENTAGE    PERCENTAGE
FUND                       NAME AND ADDRESS                   OF OWNERSHIP                    OF  CLASS     OF PORTFOLIO
----                       ----------------                   -------------------             -----------   -------------
TREASURY PLUS MONEY       Wells Fargo Bank Agent              Administrative Class             19.96%           1.37%
 MARKET FUND              FBO Orlandi #143242                 Beneficially Owned
                          Mutual Funds #0187-112 AU #6971
                          201 Third Street 11th Fl
                          San Francisco, CA  94163

                          Wells Fargo Bank Agent for          Administrative Class              5.38%            N/A
                          Interlink Computer Science 146952   Beneficially Owned
                          c/o SSP MAC 0187-112
                          201 Third Street 11th Fl
                          San Francisco, CA  94163

                          EKOS Corporation                    Administrative Class              6.57%            N/A
                          22122 20th Avenue, S.E.             Beneficially Owned
                          Suite 148
                          Bothell, WA  98021

                          Wells Fargo Bank                    Institutional Class              35.57%           8.28%
                          Attn: Investment Sweep T-15         Record Holder
                          1300 S.W. Fifth Avenue
                          Portland, OR  97201-5688

                          Virg. & Co.                         Institutional Class              28.57%           6.65%
                          Attn:  MF Dept. A88-4               Record Holder
                          P.O. Box 9800
                          Calabasas, CA  91372-0800

                          Castle Tower Holding Corporation    Institutional Class               8.93%            N/A
                          510 Bering Drive, Suite 310         Record Holder
                          Houston, TX  77057

                          Hare & Co.                          Institutional Class               8.49%            N/A
                          Bank of New York                    Record Holder
                          One Wall Street, 2nd Floor
                          Attn: STIF/Master Note
                          New York, NY  10005-2501

                          Virg. & Co.                         Class A                          29.50%           5.66%
                          Attn:  MF Dept. A88-4               Record Holder
                          P.O. Box 9800
                          Calabasas, CA  91372-0800

                          WFB-Wholesale Sweep                 Class A                          45.09%           8.65%
                          155 Fifth St. MAC 0106-066          Record Holder
                          San Francisco, CA  94103



FUND                       NAME AND ADDRESS                   OF OWNERSHIP                    OF  CLASS     OF PORTFOLIO
----                       ----------------                   -------------------             -----------   -------------
TREASURY PLUS MONEY       Hare & Co.                          Class A                           5.28%            N/A
 MARKET FUND              Bank of New York                    Record Holder
                          One Wall Street, 2nd Fl.
                          Attn:  STIF/Master Note
                          New York, NY  10005-2501

                          Dean Witter Reynolds                Class A                          15.09%            N/A
                          FBO Wells Fargo Securities Inc.     Record Holder
                          5 World Trade Center, 6th Floor
                          New York, NY  10048

                          Hare & Co.                          Class E                         100.00%          35.93%
                          Bank of New York                    Record Holder
                          One Wall Street, 2nd Fl.
                          Attn:  STIF/Master Note
                          New York, NY  10005-2501

                          Hare & Co.                          Service Class                    50.98%           7.52%
                          Bank of New York                    Record Holder
                          One Wall Street, 2nd Fl.
                          Attn:  STIF/Master Note
                          New York, NY  10005-2501

                          Wells Fargo Bank, TTEE              Service Class                     9.08%            N/A
                          FBO Choicemaster                    Record Holder
                          Attn:  Mutual Funds
                          P.O. Box 9800
                          Calabasas, CA  91372-080

                          Virg. & Co.                         Service Class                    20.05%            N/A
                          Attn:  MF Dept. A88-4               Record Holder
                          P.O. Box 9800
                          Calabasas, CA  91372-0800

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's
Prospectus.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolios of investments, audited financial statements and independent auditors' reports for the Fund for the year ended March 31, 1998, are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 9th, 1998.

     Annual and Semi-Annual Reports may be obtained by calling
1-800-260-5969.

APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a

                             STAGECOACH FUNDS, INC.

                           Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated August 1, 1998

                               MONEY MARKET FUND

                                 CLASS S SHARES

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about one Fund in the Stagecoach Family of Funds -- the MONEY MARKET FUND (the "Fund"). The word "Mutual" was removed from the name of each of the Company's money market funds. This SAI relates to the Class S shares of the Fund.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated August 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-260-5969 or by writing to Stagecoach Funds, Inc., P.O. Box 7066, San Francisco, CA
94120-7066.

                               TABLE OF CONTENTS

                                                    Page
                                                    ----
Historical Fund Information......................      1

Investment Restrictions..........................      1

Additional Permitted Investment Activities.......      3

Risk Factors.....................................      8

Management.......................................     10

Performance Calculations.........................     17

Determination of Net Asset Value.................     22

Additional Purchase and Redemption Information...     24

Portfolio Transactions...........................     24

Fund Expenses....................................     26

Federal Income Taxes.............................     26

Capital Stock....................................     30

Other............................................     32

Counsel..........................................     32

Independent Auditors.............................     32

Financial Information............................     32

Appendix.........................................    A-1

                          HISTORICAL FUND INFORMATION

     The Money Market Fund was originally organized as a fund of the Company. The Fund commenced operations on July 1, 1992. The Class S shares of the Fund commenced operations on May 25, 1995.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the outstanding voting securities of the Fund.


The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) the obligations of the United States Government, its agencies or instrumentalities, and (ii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than money market securities or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets

(but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

     In addition, the Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest or hold more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign branches of U.S. Banks and U.S. Branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Bank Obligations
     ----------------

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on income (including interest, distributions and disposition proceeds), the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Fund may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Fund may invest in securities not registered under the Securities Act of 1933 (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may hold up to 10% of its assets in net illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. The Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Repurchase Agreements
     ---------------------

     The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.


     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated and Downgraded Investments
     ----------------------------------

     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Fund may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations ("NRSROs")
     ------------------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Fund invests. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment advisor, under guidelines adopted by the Board of Directors of the Company.

     The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the investment advisor prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

         . capped floaters (on which interest is not paid when market rates move above a certain level);

         . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

         . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

         . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

         . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The portfolio debt instruments of the Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund.

     Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                          Principal Occupations
Name, Age and Address                        Position                     During Past 5 Years
---------------------                       --------                     -----------------------------------------------
Jack S. Euphrat, 75                          Director                     Private Investor.
415 Walsh Road
Atherton, CA 94027


*R. Greg Feltus, 46                          Director,                    Executive Vice President of Stephens Inc.;
                                             Chairman and                 President of Stephens Insurance Services Inc.;
                                             President                    Senior Vice President of Stephens Sports
                                                                          Management Inc.; and President of Investor
                                                                          Brokerage Insurance Inc.

Thomas S. Goho, 55                           Director                     Associate Professor of Finance of the School
321 Beechcliff Court                                                      of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                                  University since 1982.



Peter G. Gordon, 54                          Director                     Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                                  Water Company and President of Crystal Geyser
55 Francisco Street                                                       Roxane Water Company since 1977.
San Francisco, CA  94133



Joseph N. Hankin, 57                         Director                     President of Westchester Community College
75 Grasslands Road                                                        since 1971; Adjunct Professor of Columbia
Valhalla, NY  10595                                                       University Teachers College since 1976.



*W. Rodney Hughes, 71                        Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                         Director                     Private Investor; Chairman of Home Account
4 Beaufain Street                                                         Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                      of Renaissance Properties Ltd.; President of
                                                                          Morse Investment Corporation; and Co-Managing
                                                                          Partner of Main Street Ventures.


                                                                     Principal Occupations
Name, Age and Address                   Position                     During Past 5 Years
---------------------                   --------                     -----------------------------------------------

Richard H. Blank, Jr., 41               Chief Operating              Vice President of Stephens Inc.; Director of
                                        Officer,                     Stephens Sports Management Inc.; and Director
                                        Secretary and                of Capo Inc.
                                        Treasurer

                                    Compensation Table
                                  Year Ended March 31, 1998
                                  -------------------------
                                                                            Total Compensation
                                     Aggregate Compensation                 from Registrant and
Name and Position                       from Registrant                   Wells Fargo Fund Complex
-----------------                   -----------------------               -------------------------

Jack S. Euphrat                            $25,750                                $34,500
   Director

R. Greg Feltus                             $  0                                   $  0
   Director

Thomas S. Goho                             $25,750                                $34,500
   Director

Peter G. Gordon                            $24,250                                $30,500
   Director

Joseph N. Hankin                           $ 8,750                                $26,250
   Director

W. Rodney Hughes                           $25,250                                $33,000
   Director

Robert M. Joses                            $ 1,500                                $ 4,000
   Director

J. Tucker Morse                            $25,250                                $33,000
   Director

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.


     Directors of the Company are compensated annually by the Company and by all the registrants in the Fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express

Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the Fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets.

     For the period indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                 Year Ended
                                  3/31/98
                                -----------

                       Fees Paid             Fees Waived
                       ---------             -----------
                      $13,524,289           $11,407,557


     For the periods indicated below, the Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:


              Six-Month                        Nine-Month
            Period Ended                      Period Ended                       Year Ended
               3/31/97                          9/30/96                           12/31/95
           --------------                   ----------------                  --------------

        Fees             Fees             Fees             Fees             Fees             Fees
        Paid            Waived            Paid            Waived            Paid            Waived
        ----            ------            ----            ------            ----            ------
     $8,856,102        $979,244       $12,729,506           $0          $11,593,678           $0


     General.  The Fund's Advisory and Sub-Advisory Contracts will continue in
     -------
effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged Wells Capital
     ----------------------
Management ("WCM") to serve as Investment Sub-Advisor to the Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WCM makes recommendations regarding the investment and reinvestment of the Fund's assets. WCM furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund. WCM and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual sub-advisory fee of $120,000 from the Fund. This minimum annual fee payable to WCM does not increase the advisory fee paid by the Fund to Wells Fargo Bank. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens Inc. ("Stephens") as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee at the annual rate of 0.03% and 0.04% respectively, of the average daily net assets of the Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     For the period indicated below, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                               Year Ended 3/31/98
                               ------------------

           Total                    Wells Fargo                 Stephens
           -----                    -----------                  -------
        $3,861,514                  $2,587,214                  $1,274,300

     Prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets.

     For the six-month period ended March 31,1997, the Fund paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                Six-Month Period Ended 3/31/97
                                ------------------------------

            Total                         Wells Fargo                Stephens
            -----                         -----------                --------
           $980,282                        $196,056                 $784,226


     For the nine-month period ended September 30, 1996 and the fiscal year ended December 31, 1995, the Fund paid to Stephens the following dollar amounts of administration fees:

                    Nine-Month
                   Period Ended             Year Ended
                     9/30/96                 12/31/95
                     -------                 ----------
                     $872,577                $ 954,713

     DISTRIBUTOR.  Stephens (the "Distributor") located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the

Class S shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

     Under the Plan and pursuant to the related Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class S shares.

     The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the year ended March 31, 1998, the Fund's distributor received the following fees for distribution-related services, as set forth below, under the Fund's Plan for Class S shares:

                             Printing &
                              Mailing            Marketing         Compensation
         Total               Prospectus          Brochures       to Underwriters
         -----               ----------          ---------       ---------------
      $6,414,524               N/A                 N/A            $6,414,524

     For the periods indicated above, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received no compensation under the Fund's Plan.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the majority vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class S shares of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class S shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Class S shares of the Fund are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Fund has approved a Servicing Plan and
     ---------------------------
has entered into a related shareholder servicing agreement with financial institutions, including Wells Fargo Bank, on behalf of Class S shares. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of Shareholder Servicing Agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the year ended March 31, 1998, the Fund paid to Wells Fargo Bank $2,138,175 in shareholder servicing fees on behalf of its Class S shares.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of

Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan or related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for the Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank receives fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.200% of the average daily net assets in excess of $100,000,000.

     For the year ended March 31, 1998, the Fund paid $1,049,145 in custody fees to Wells Fargo Bank.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the average daily net assets of the Class S shares.

     For the year ended March 31, 1998, the Fund paid $6,246,988 in transfer and dividend disbursing agency fees to Wells Fargo Bank.

     Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     UNDERWRITING COMMISSIONS.  Front-end sales loads and contingent-deferred
     ------------------------
sales charges are not assessed in connection with the purchase and redemption of the Fund's Class S shares. Therefore, no underwriting commissions are paid to Stephens as the Distributor.

                            PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund or Class S shares may be useful in reviewing the performance of the Fund or Class S shares of the Fund and for providing a basis for comparison with investment alternatives. The performance of the Fund and the performance of the Class S shares, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year. The inception date of the Class S shares of the Fund was May 25, 1995.

     AVERAGE ANNUAL TOTAL RETURN:  The Fund may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.


  Average Annual Total Return for the Applicable Period Ended March 31, 1998
  --------------------------------------------------------------------------

       Fund                Inception       Five Year      Three Year      One Year
       ----                ---------       ---------      ----------      --------
Money Market  - Class S      3.47%           3.66%           4.19%         4.37%

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
the Fund also may advertise its cumulative total return. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended March 31, 1998
     ----------------------------------------------------------------------


       Fund                Inception       Five Year      Three Year
       ----                ---------       ---------      ----------
Money Market  - Class S      21.69%         19.69%          13.10%

     YIELD CALCULATIONS:  The Fund may, from time to time, include its yield and
     ------------------
effective yield in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/-1]
                                      -----
                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


     EFFECTIVE YIELD:  Effective yield for the Fund is based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1

              Yield for the Applicable Period Ended March 31, 1998
              ----------------------------------------------------

                            Seven-           Seven-Day
                             Day             Effective        Thirty-Day
     Fund                   Yield             Yield             Yield
     ----                   -----             -----             -----
Money Market  - Class S     4.26%            4.35%              4.26%


     From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares, the Company may quote the performance or price-earning ratio of the Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or the Class S shares also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or the Class S shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Fund's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment advisor. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Fund's investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1998, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $63 billion of assets of individual, trusts, estates and institutions and $32 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per share for the Class S shares of the Money Market Fund is determined as of 12:00 noon (Pacific time) on each day Wells Fargo Bank is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Fund may be purchased on any day Wells Fargo Bank is open for business (a "Business Day"). Wells Fargo Bank is open Monday through Friday and is closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas
Day.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     For the fiscal year ended March 31, 1998, the Company paid $6,871,000 in commissions to various broker/dealers in connection with such allocated transactions.

     Brokerage Commissions.  The Fund did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the year ended March 31, 1998.

     Securities of Regular Broker/Dealers.  As of March 31, 1998, the Fund owned
     ------------------------------------
securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


Fund                          Broker/Dealers                 Amount
----                          --------------                 ------
Money Market Fund             Goldman Sachs & Co.           $130,761,978
                              Merrill Lynch                 $199,098,292
                              J.P. Morgan Securities        $274,907,113
                              Morgan Stanley                $304,047,750

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning Federal income taxes.


     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for Federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the

Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund also must distribute or be deemed to distribute to its shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund generally will be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount

(generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.




     Other Distributions.  For Federal income tax purposes, the Fund's earnings
     -------------------
and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.



     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange ordinarily will result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or if the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of capital gains are generally not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Fund are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of June 30, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of the Class S shares of the Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% of more of a class, but less than 5% of the Fund as a whole.


                        5% OWNERSHIP AS OF JUNE 30, 1998
                        --------------------------------


                          NAME AND                         CLASS; TYPE         PERCENTAGE          PERCENTAGE
       FUND               ADDRESS                          OF OWNERSHIP         OF CLASS            OF FUND
       ----               -------                          ------------        ----------          ----------
MONEY MARKET         Wells Fargo Bank                         Class S            100.00%              12.89%
                     FBO Money Market Checking Omnibus     Record Holder
                     Acct.
                     P.O. Box 7066
                     San Francisco, CA  94120

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds'
Prospectus.
                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the year ended March 31, 1998 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 9, 1998.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-
8222.

                                    APPENDIX


     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

     S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH FUNDS, INC.
                    SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          With respect to the Arizona Tax-Free Fund, Asset Allocation Fund, Balanced Fund, California Tax-Free Income Fund, California Tax-Free Money Market Fund, Diversified Equity Income Fund, Equity Index Fund, Equity Value Fund, Government Money Market Fund, Growth Fund, Index Allocation Fund, International Equity Fund, Money Market Mutual Fund, National Tax-Free Fund, National Tax-Free Money Market Fund, Oregon Tax-Free Fund, Prime Money Market Fund, Short-Intermediate U.S. Government Income Fund, Small Cap Fund, Treasury Plus Money Market Fund and U.S. Government Allocation Fund, the portfolio of investments, audited financial statements and independent auditors' report for the year ended March 31, 1998, are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 9, 1998.

          With respect to the California Tax-Free Money Market Trust, Money Market Trust, National Tax-Free Money Market Trust, Overland Express Sweep Fund, Prime Money Market Fund - Service Class, Treasury Plus Money Market Fund- Class E and Treasury Plus Money Market Fund - Service Class, the portfolio of investments, audited financial statements and independent auditors' report for the year ended March 31, 1998, are incorporated in the respective statements of additional information for such Fund by reference to the Company's Annual Reports, as filed with the SEC on June 10, 1998.

          With respect to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1997, are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on March 3, 1998.

     (b)  Exhibits:
          --------

   Exhibit
   Number                        Description
   ------                        -----------

    1(a)         - Amended and Restated Articles of Incorporation dated November
                   22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    1(b)         - Articles Supplementary, incorporated by reference to Post-
                   Effective Amendment No. 43 to the Registration Statement filed March 30, 1998.

    2            - By-Laws, incorporated by reference to Post-Effective
                   Amendment No. 31 to the Registration Statement, filed May 15, 1997.

    3            - Not Applicable

    4            - Not Applicable

    5(a)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(a)(ii)     - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(b)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(b)(ii)     - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(c)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(d)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(e)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(f)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(ii)     - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(h)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    5(i)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    5(j)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    5(k)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(l)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(m)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(n)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(o)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(p)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(q)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(r)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(s)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(t)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(u)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed July 31, 1998.

    5(v)         - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed July 31, 1998.

    5(v)(i)      - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Index Fund, filed July 31, 1998.

    5(v)(ii)     - Form of Sub-Advisory Contract with Barclays Global Fund
                   Advisors on behalf of the Index Allocation Fund, filed September 25, 1997.

    5(w)         - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    5(x)         - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the 100% Treasury Money Market Fund, filed July 31, 1998.

    5(x)(i)      - Form of Sub-Advisory Contract with Wells Capital Management on behalf of various Funds, filed July 31, 1998.

    6(a)         - Amended Distribution Agreement with Stephens Inc.,
                   incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    6(b)         - Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    7            - Not Applicable

    8(a)         - Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(b)         - Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(c)         - Custody Agreement with Wells Fargo Institutional Trust
                   Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(d)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(e)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(f)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(g)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(h)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    8(i)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(j)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(k)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    8(l)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    8(m)         - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    8(n)         - Custody Agreement with Wells Fargo Bank on behalf of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Index Allocation, Intermediate Bond, Money Market Trust, National Tax-Free, Oregon Tax-Free, Overland Express Sweep, Prime Money Market Mutual, Short-Term Government-Corporate Income, Short-Term Municipal Income, Treasury Money Market Mutual and Variable Rate Government Funds, filed September 25, 1997.

    8(o)         - Form of Custody Agreement with Wells Fargo Bank, N.A. on behalf of the 100% Treasury Money Market Fund, filed July 31, 1998.

    9(a)(i)      - Administration Agreement with Wells Fargo Bank, N.A. on
                   behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed July 31, 1998.

    9(a)(ii)     - Co-Administration Agreement with Wells Fargo Bank, N.A. and
                   Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement, filed July 31, 1998.

    9(b)         - Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                   Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(c)(i)      - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(ii)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(iii)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    9(c)(iv)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(c)(v)      - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    9(c)(vi)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    9(c)(vii)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(viii)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(ix)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(x)      - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xi)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to

                   Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xii)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xiii)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    9(c)(xiv)    - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xv)     - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvi)    - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvii)   - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xviii)  - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xix)    - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xx)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    9(c)(xxi)    - Form of Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 48, filed July 31, 1998.

    9(d)(i)      - Servicing Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(d)(ii)     - Servicing Plan on behalf of the Class B Shares of the Asset
                   Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iii)    - Servicing Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iv)     - Servicing Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(v)      - Servicing Plan on behalf of the Class B Shares of the Ginnie
                   Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vi)     - Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vii)    - Servicing Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(viii)   - Servicing Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(ix)     - Servicing Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(x)      - Servicing Plan on behalf of the Class B shares of the Index
                   Allocation Fund, filed September 25, 1997.

    9(e)(i)      - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class A Shares of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(ii)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class B Shares of the Arizona Tax-Free, Balanced, Equity Value, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iii)    - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced, California Tax-Free Bond, California Tax-Free Income, Equity Value, Ginnie

                   Mae, Growth and Income, Intermediate Bond, International Equity, Money Market Mutual, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate Government, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iv)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Service Class Shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

    9(e)(v)      - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Money Market Trust and California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    9(e)(vi)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class E Shares of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed January 23, 1997.

    9(e)(vii)    - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(viii)   - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(ix)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Institutional Class shares of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(x)      - Servicing Plan as consolidated to include all classes of the
                   Funds, incorporated by reference to Post-Effective Amendment No. 48 to the registration statement, filed July 31, 1998.

    9(f)         - Shareholder Administrative Servicing Plan and Form of
                   Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25, 1997.

    10           - Opinion and Consent of Counsel, filed herewith.

    11           - Consent of Independent Auditors, filed herewith.

    12           - Not Applicable

    13           - Investment letter, incorporated by reference to Item 24(b) of
                   Pre-Effective Amendment No. 1 to the Registration Statement, filed November 29, 1991.

    14           - Not Applicable

    15(a)(i)     - Distribution Plan on behalf of the California Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(ii)    - Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(iii)   - Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    15(a)(iv)    - Distribution Plan on behalf of the California Tax-Free Income
                   Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    15(a)(v)     - Distribution Plan on behalf of the Short-Intermediate U.S.
                   Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    15(a)(vi)    - Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(vii)   - Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(viii)  - Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(ix)    - Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(x)     - Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xi)    - Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xii)   - Distribution Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    15(a)(xiii)  - Distribution Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(a)(xiv)   - Distribution Plan on behalf of the California Tax-Free Money
                   Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    15(a)(xv)    - Distribution Plan on behalf of the Class A Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

    15(a)(xvi)   - Distribution Plan on behalf of the Class A shares of the
                   Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25, 1997.

    15(b)(i)     - Distribution Plan on behalf of the Class B Shares of the
                   Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(ii)    - Distribution Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iii)   - Distribution Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iv)    - Distribution Plan on behalf of the Class B Shares of the
                   Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(v)     - Distribution Plan on behalf of the Class B Shares of the
                   Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vi)    - Distribution Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vii)   - Distribution Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(b)(viii)  - Distribution Plan on behalf of the Class B Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Index Allocation, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    15(c)        - Distribution Plan on behalf of the Class C Shares of the
                   Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    15(d)        - Distribution Plan on behalf of the Overland Sweep Fund, filed
                   September 25, 1997.

    15(e)        - Distribution Plan on behalf of the Class E Shares of the
                   Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January 23, 1997.

    16           - Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May 1, 1995.

    17           - See Exhibit 27.

    18           - Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5,1997.

    19           - Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                   Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997; Power of Attorney for Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 41, filed January 30, 1998.

    27           - Financial Data Schedules for the Overland predecessor
                   portfolios for the period ended December 31, 1996, incorporated by reference to the Form N-SAR filed February 9, 1997; Financial Data Schedules for the fiscal period ended March 31, 1997, incorporated by reference to the Form N-SAR, filed May 29, 1997.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------


          As of July 1, 1998 the Funds did not directly or indirectly control, and were not under common control with, any other person or entity.

Item 26.  Number of Holders of Securities
          -------------------------------


          As of June 30, 1998, the number of record holders of each class of Securities of the Registrant was as follows:

                      Title of Class                             Number of Record Holders
                      --------------                             ------------------------
                                               Class A/1/        Class B          Class C       Institutional
                                               ----------        -------          -------           Class
                                                                                                    -----
Arizona Tax-Free Fund                               176               35            N/A                6
Asset Allocation Fund                            12,857           13,245             54              N/A
Balanced Fund                                     1,595              645            N/A              191
California Tax-Free Bond Fund                    10,403            1,866            108               48

California Tax-Free Income Fund                                       2,836           N/A           N/A                7
California Tax-Free Money Market Mutual Fund                          7,501           N/A           N/A              N/A
California Tax-Free Money Market Trust                                    8           N/A           N/A              N/A
Corporate Bond Fund                                                      61            74            13              N/A
Diversified Equity Income Fund                                       12,022         3,917           N/A              N/A
Equity Index Fund                                                     2,523           930           N/A              N/A
Equity Value Fund                                                     2,598         6,217            34              174
Government Money Market Mutual Fund                                     127           N/A           N/A              N/A
Growth Fund                                                          12,897         3,959           N/A               37
Index Allocation Fund                                                 1,431           298         1,200              N/A
International Equity Fund                                             1,143         2,855            18              N/A
Intermediate Bond Fund                                                  153           294           N/A                9
Money Market Mutual Fund                                              5,485          2/2/           N/A              N/A
Money Market Trust                                                        5           N/A           N/A              N/A
National Tax-Free Fund                                                  881            45                              6
National Tax-Free Money Market Mutual Fund                               47           N/A           N/A               13
National Tax-Free Money Market Trust                                      2           N/A           N/A              N/A
Oregon Tax-Free Fund                                                    603           112           N/A               10
Overland Express Sweep Fund                                               4           N/A           N/A              N/A
Prime Money Market Mutual Fund                                          327        659/3/        327/5/              104
Short-Intermediate U.S. Government Income Fund                          829           313           N/A               77
Short-Term Government-Corporate Income Fund                              18           N/A           N/A              N/A
Short-Term Municipal Income Fund                                         13           N/A           N/A              N/A
Small Cap Fund                                                          855         2,147           131               15
Strategic Growth Fund                                                13,248         3,097         1,369              N/A
Treasury Money Market Mutual Fund                                       200        156/3/          2/4/              221
                                                                                                 135/5/
U.S. Government Allocation Fund                                       1,229           538           N/A              N/A

U.S. Government Income Fund                                          10,240              901               88              104
Variable Rate Government Fund                                           665              N/A               57              N/A

/1/ For purposes of this chart, shares of single class Funds are included under the designation "Class A".

/2/  Designates the number of Class S recordholders.

/3/  Designates the number of Service Class recordholders.

/4/  Designates the number of Class E recordholders.

/5/  Designates the number of Administrative Class recordholders.


Item 27.  Indemnification
          ---------------

          The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:


          (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28.  Business and Other Connections of Investment Advisor.
          ----------------------------------------------------

        Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment advisor to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

        To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position                  Principal Business(es) and Address(es)
at Wells Fargo Bank                During at Least the Last Two Fiscal Years
-------------------                -------------------------------------------
H. Jesse Arnelle                   Senior Partner of Arnelle, Hastie, McGee,
Director                           Willis & Greene
                                   455 Market Street
                                   San Francisco, CA  94105

                                   Director of Armstrong World Industries, Inc.
                                   5037 Patata Street
                                   South Gate, CA  90280

                                   Director of Eastman Chemical Corporation
                                   12805 Busch Place
                                   Santa Fe Springs, CA  90670

                                   Director of FPL Group, Inc.
                                   700 Universe Blvd.
                                   P.O. Box 14000
                                   North Palm Beach, FL  33408

Michael R. Bowlin                  Chairman of the Board of Directors, Chief
Director                           Executive Officer,
                                   Chief Operating Officer and President of
                                   Atlantic Richfield Co. (ARCO)
                                   Highway 150
                                   Santa Paula, CA  93060

Edward Carson               Chairman of the Board and Chief Executive Officer of
Director                    First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA  90071

                            Director of Aztar Corporation
                            2390 East Camelback Road  Suite 400
                            Phoenix, AZ  85016

                            Director of Castle & Cook, Inc.
                            10900 Wilshire Blvd.
                            Los Angeles, CA  90024

                            Director of Terra Industries, Inc.
                            1321 Mount Pisgah Road
                            Walnut Creek, CA  94596

William S. Davilla          President (Emeritus) and a Director of
Director                    The Vons Companies, Inc.
                            618 Michillinda Ave.
                            Arcadia, CA  91007

                            Director of Pacific Gas & Electric Company
                            788 Taylorville Road
                            Grass Valley, CA  95949

Rayburn S. Dezember         Director of CalMat Co.
Director                    3200 San Fernando Road
                            Los Angeles, CA  90065

                            Director of Tejon Ranch Company
                            P.O. Box 1000
                            Lebec, CA  93243

                            Director of The Bakersfield Californian
                            1707 I Street
                            P.O. Box 440
                            Bakersfield, CA  93302

                            Trustee of Whittier College
                            13406 East Philadelphia Ave.
                            P.O. Box 634
                            Whittier, CA  90608

Paul Hazen                  Chairman of the Board of Directors of
Chairman of the Board of    Wells Fargo & Company
 Directors                  420 Montgomery Street
                            San Francisco, CA  94105

                            Director of Phelps Dodge Corporation
                            2600 North Central Ave.
                            Phoenix, AZ  85004

                            Director of Safeway, Inc.
                            4th and Jackson Streets
                            Oakland, CA  94660

Robert K. Jaedicke          Professor (Emeritus) of Accounting
Director                    Graduate School of Business at Stanford University
                            MBA Admissions Office
                            Stanford, CA  94305

                            Director of Bailard Biehl & Kaiser
                            Real Estate Investment Trust, Inc.
                            2755 Campus Dr.
                            San Mateo, CA  94403

                            Director of Boise Cascade Corporation
                            1111 West Jefferson Street
                            P.O. Box 50
                            Boise, ID  83728

                            Director of California Water Service Company
                            1720 North First Street
                            San Jose, CA  95112

                            Director of Enron Corporation
                            1400 Smith Street
                            Houston, TX  77002

                            Director of GenCorp, Inc.
                            175 Ghent Road
                            Fairlawn, OH  44333

                            Director of Homestake Mining Company
                            650 California Street
                            San Francisco, CA  94108

Thomas L. Lee               Chairman and Chief Executive Officer of
Director                    The Newhall Land and Farming Company
                            10302 Avenue 7 1-2
                            Firebaugh, CA  93622

                            Director of Calmat Co.
                            501 El Charro Road
                            Pleasanton, CA  94588

                            Director of First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA  90071

Ellen Newman                President of Ellen Newman Associates
Director                    323 Geary Street
                            Suite 507
                            San Francisco, CA  94102

                            Chair (Emeritus) of the Board of Trustees
                            University of California at San Francisco Foundation 250 Executive Park Blvd.
                            Suite 2000
                            San Francisco, CA  94143

                            Director of the California Chamber of Commerce 1201 K Street
                            12th Floor
                            Sacremento, CA  95814

Philip J. Quigley           Chairman, President and Chief Executive Officer of
Director                    Pacific Telesis Group
                            130 Kearney Street  Rm.  3700
                            San Francisco, CA  94108

Carl E. Reichardt           Director of Columbia/HCA Healthcare Corporation
Director                    One Park Plaza
                            Nashville, TN  37203

                            Director of Ford Motor Company
                            The American Road
                            Dearborn, MI  48121

                            Director of Newhall Management Corporation
                            23823 Valencia Blvd.
                            Valencia, CA  91355

                            Director of Pacific Gas and Electric Company
                            77 Beale Street
                            San Francisco, CA  94105

                            Retired Chairman of the Board of Directors
                            and Chief Executive Officer of Wells Fargo & Company 420 Montgomery Street
                            San Francisco, CA  94105

Donald B. Rice              President and Chief Executive Officer of Teledyne,
Director                    Inc.
                            2049 Century Park East
                            Los Angeles, CA  90067

                            Retired Secretary of the Air Force

                            Director of Vulcan Materials Company
                            One MetroPlex Drive
                            Birmingham, AL  35209

Richard J. Stegemeier       Chairman (Emeritus) of Unocal Corp
Director                    44141 Yucca Avenue
                            Lancaster, CA  93534

                            Director of Foundation Health Corporation
                            166 4th
                            Fort Irwin, CA  92310

                            Director of Halliburton Company
                            3600 Lincoln Plaza
                            500 North Alcard Street
                            Dallas, TX  75201

                            Director of Northrop Grumman Corp.
                            1840 Century Park East
                            Los Angeles, CA  90067

                            Director of Outboard Marine Corporation
                            100 SeaHorse Drive
                            Waukegan, IL  60085

                            Director of Pacific Enterprises
                            555 West Fifth Street
                            Suite 2900
                            Los Angeles, CA  90031

                            Director of First Interstate Bancorp
                            633 West Fifth Street
                            Los Angeles, CA  90071

Susan G. Swenson            President and Chief Executive Officer of Cellular
Director                    One
                            651 Gateway Blvd.
                            San Francisco, CA  94080

David M. Tellep             Retired Chairman of the Board and Chief Executive
Director                    Officer of
                            Martin Lockheed Corp
                            6801 Rockledge Drive
                            Bethesda, MD  20817

                            Director of Edison International
                            and Southern California Edison Company
                            2244 Walnut Grove Ave.
                            Rosemead, CA  91770

                            Director of First Interstate
                            633 West Fifth Street
                            Los Angeles, CA  90071

Chang-Lin Tien              Chancellor of the University of California at
Director                    Berkeley

                            Director of Raychem Corporation
                            300 Constitution Drive
                            Menlo Park, CA  94025

John A. Young               President, Chief Executive Officer and Director
                            of Hewlett-Packard Company
                            3000 Hanover Street
                            Palo Alto, CA  9434

                            Director of Chevron Corporation
                            225 Bush Street
                            San Francisco, CA  94104

                            Director of Lucent Technologies
                            25 John Glenn Drive
                            Amherst, NY  14228

                            Director of Novell, Inc.
                            11300 West Olympic Blvd.
                            Los Angeles, CA  90064

                            Director of Shaman Pharmaceuticals Inc.
                            213 East Grand Ave. South
                            San Francisco, CA  94080

William F. Zuendt           President of Wells Fargo & Company
President                   420 Montgomery Street
                            San Francisco, CA  94105

                            Director of 3Com Corporation
                            5400 Bayfront Plaza, P.O. Box 58145
                            Santa Clara, CA  95052

                            Director of the California Chamber of Commerce

       Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. From May 1, 1996 to December 15, 1997 BGFA served as sub-advisor to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invested substantially all of their assets. These Funds currently invest directly in a portfolio of securities and no longer invest in the Master Portfolios. BGFA currently serves as sub-advisor to these Funds.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position             Principal Business(es) During at
BGFA                          Least the Last Two Fiscal Years
----                          -------------------------------

Frederick L.A. Grauer         Director of BGFA and Co-Chairman and Director of
Director                      BGI
                              45 Fremont, San Francisco, CA 94105

Patricia Dunn                 Director of BGFA and C-Chairman and Director of
Director                      BGI
                              45 Fremont, San Francisco, CA 94105

Lawrence G. Tint              Chairman of the Board of Directors of BGFA
Chairman and Director         and Chief Executive Officer of BGI
                              45 Fremont, San Francisco, CA  94105

Geoffrey Fletcher             Chief Financial Officer of BGFA and BGI since May
Chief Financial Officer       1997
                              45 Fremont, San Francisco, CA 94105
                              Managing Director and Principal Accounting Officer
                              at
                              Bankers Trust Company from 1988 - 1997
                              505 Market Street, San Francisco, CA  94105


       Prior to January 1, 1996 WFNIA served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies.

       For additional information, "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Life & Annuity Trust, MasterWorks Funds, Inc. Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c) Not applicable.

Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "Organization and Management of the Fund(s)" in the Prospectuses for the Funds as well as "Management" in the Statements of

Additional Information of such Funds, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          ------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 31st day of July, 1998.

                            STAGECOACH FUNDS, INC.

                            By /s/ Richard H. Blank, Jr.
                              --------------------------
                              Richard H. Blank, Jr.
                              Secretary and Treasurer
                              (Principal Financial Officer)

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

     Signature                     Title                              Date
     ---------                     -----                              ----

          *                        Director, Chairman and
     --------------------------
     (R. Grey Feltus)              President
                                   (Principal Executive Officer)

     /s/ Richard H. Blank, Jr.     Secretary and Treasurer            7/31/98
     --------------------------
     (Richard H. Blank, Jr.)       (Principal Financial Officer)


          *                        Director
     --------------------------
     (Jack S. Euphrat)

          *                        Director
     --------------------------
     (Thomas S. Goho)

          *                        Director
     --------------------------
     (Peter G. Gordon)

          *                        Director
     --------------------------
     (Joseph N. Hankin)

          *                        Director
     --------------------------
     (W. Rodney Hughes)

          *                        Director
     --------------------------
     (Tucker Morse)

* By /s/ Richard H. Blank, Jr.
     --------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     July 31, 1998

                            STAGECOACH FUNDS, INC.
                         FILE NOS. 33-42927; 811-6419
                                 EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION


EX-99.B5(u)         Advisory Contract

EX-99.B5(v)         Advisory Contract

EX-99.B5(v)(i)      Advisory Contract

EX-99.B5(x)         Form of Advisory Contract

EX-99.B5(x)(i)      Form of Sub-Advisory Contract

EX-99.B8(o)         Custody Agreement

EX-99.B9(a)(i)      Administration Agreement

EX-99.B9(a)(ii)     Co-Administration Agreement

EX-99.B9(c)(xxi)    Form of Shareholder Servicing Agreement with Wells Fargo
                    Bank, N.A.

EX-99.B9(e)(x)      Servicing Plan and Form of Servicing Agreement

EX-99.B10           Opinion and Consent of Counsel

EX-99.B11           Consent of Independent Auditors